  As filed with the Securities and Exchange Commission on December 24, 1997


                                                      1933 Act File No. 33-7638
                                                      1940 Act File No.811-4777
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 29
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 31

                               MFS SERIES TRUST I
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)

       / / immediately upon filing pursuant to paragraph (b)

       /X/ on December 29, 1997 pursuant to paragraph (b)

       / / 60 days after filing pursuant to paragraph (a)(i)
       / / on [date] pursuant to paragraph (a)(i)
       / / 75 days after filing pursuant to paragraph (a)(ii)
       / / on [date] pursuant to paragraph (a)(ii) of rule 485.

       If appropriate, check the following box:
       / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                               MFS SERIES TRUST I

                           MFS(R) MANAGED SECTORS FUND
                            MFS(R) CASH RESERVE FUND
                       MFS(R) WORLD ASSET ALLOCATION FUND
                     MFS(R) RESEARCH GROWTH AND INCOME FUND
                            MFS(R) EQUITY INCOME FUND
                             MFS(R) CORE GROWTH FUND
                          MFS(R) STRATEGIC GROWTH FUND
                        MFS(R) SPECIAL OPPORTUNITIES FUND
                       MFS(R) CONVERTIBLE SECURITIES FUND
                              MFS(R) BLUE CHIP FUND
                            MFS(R) NEW DISCOVERY FUND
                       MFS(R) SCIENCE AND TECHNOLOGY FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND

                              CROSS REFERENCE SHEET


      (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


   ITEM NUMBER                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------            ------------------                     -------------------
     1  (a), (b)        Front Cover Page                                      *

     2  (a)             Expense Summary                                       *

        (b), (c)                    *                                         *

     3  (a), (b)        Condensed Financial Information                       *

        (c), (d)        Information Concerning the Funds -                    *
                         Performance Information

    4   (a)             The Funds; Investment Objectives and                  *
                        Policies; Investment Techniques;
                         Additional Risk Factors

   ITEM NUMBER                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------            ------------------                     -------------------
        (b), (c)        Investment Objectives and Policies;                   *
                        Investment Techniques; Additional
                         Risk Factors

     5  (a)             The Funds; Management of the Funds -                  *
                         Investment Adviser

        (b)             Front Cover Page; Management of the                   *
                         Funds - Investment Adviser; Back
                         Cover Page

        (c)             Management of the Funds - Investment                  *
                         Adviser

        (d)             Management of the Funds - Investment                  *
                         Adviser; Administrator - Back Cover
                         Page

        (e)             Management of the Funds - Shareholder
                         Servicing Agent; Back Cover Page                     *

        (f)             Expense Summary; Condensed Financial                  *
                         Information; Information Concerning
                         Shares of the Funds - Expenses

        (g)             Investment Objective and Policies;
                         Information Concerning Shares of the                 *
                         Fund - Purchases

        (h)                         *                                         *

     5A (a),(b),(c)                 **                                       **

     6  (a)             Information Concerning Shares of the                  *
                         Funds - Description of Shares, Voting
                         Rights and Liabilities; Information
                         Concerning Shares of the Funds -
                         Redemptions and Repurchases;
                         Information Concerning Shares of
                         the Funds - Purchases; Information
                         Concerning Shares of the Funds -
                         Exchanges

   ITEM NUMBER                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------            ------------------                     -------------------
        (b),(c),(d)     *                                                     *

        (e)             Shareholder Services                                  *

        (f)             Information Concerning Shares of the                  *
                         Funds - Distributions; Shareholder
                         Services - Distribution Options

        (g)             Information Concerning Shares of the                  *
                         Funds - Tax Status; Information
                         Concerning Shares of the Funds
                         Distributions

        (h)                         *                                         *

     7  (a)             Front Cover Page; Management of the                   *
                         Funds - Distributor; Back Cover Page

        (b)             Information Concerning Shares of the                  *
                         Funds - Purchases; Information
                         Concerning Shares of the Funds -
                         Net Asset Value

        (c)             Information Concerning Shares of the                  *
                         Funds - Purchases; Information
                         Concerning Shares of the Funds -
                         Exchanges; Shareholder Services

        (d)             Front Cover Page; Information                         *
                         Concerning Shares of the Funds -
                         Purchases; Shareholder Services

        (e)             Information Concerning Shares of the                  *
                         Funds - Distribution Plan;
                         Information Concerning Shares of
                         the Funds - Purchases; Expense
                         Summary

        (f)             Information Concerning Shares of the                  *
                         Funds - Distribution Plan

   ITEM NUMBER                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------            ------------------                     -------------------
        (g)             Expense Summary; Information
                         Concerning Shares of the Funds -
                         Purchases; Information Concerning
                         Shares of the Funds - Exchanges;
                         Information Concerning Shares of
                         the Funds - Redemptions and
                         Repurchases; Information Concerning
                         Shares of the Funds - Distribution Plan;
                         Information Concerning Shares of the
                         Fund - Distributions; Information
                         Concerning Shares of the Funds -
                         Performance Information; Shareholder
                         Services

     8  (a)             Information Concerning Shares of the                  *
                         Funds - Redemptions and Repurchases;
                         Information Concerning Shares of the
                         Funds - Purchases; Shareholder Services

        (b),(c),(d)     Information Concerning Shares of the                  *
                         Funds - Redemptions and Repurchases

     9                              *                                         *

   ITEM NUMBER                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------            ------------------                     -------------------
    10  (a),(b)                     *                               Front Cover Page

    11                              *                               Front Cover Page

    12                              *                               Definitions

    13  (a),(b),(c)                 *                               Investment Objectives and
                                                                     Policies

        (d)                         *                                         *

    14  (a),(b)                     *                               Management of the Funds -
                                                                     Trustees and Officers

        (c)                         *                               Management of the Funds -
                                                                     Trustees and Officers;Trustee
                                                                     Compensation Table

    15  (a)                         *                                         *

        (b),(c)                     *                               Management of the Funds -
                                                                     Trustees and Officers

    16  (a)             Management of the Funds -                   Management of the Funds -
                         Investment Adviser                          Investment Adviser;
                                                                     Management of the Fund -
                                                                     Trustees and Officers

        (b)             Management of the Funds -                   Management of the Funds -
                         Investment Adviser                          Investment Adviser

        (c)                         *                                         *

        (d)                         *                               Management of the Funds -
                                                                     Investment Adviser;
                                                                     Administrator

        (e)                         *                               Portfolio Transactions and
                                                                     Brokerage Commissions

        (f)             Information Concerning Shares of            Distribution Plan
                          the Funds - Distribution Plan

   ITEM NUMBER                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------            ------------------                     -------------------
        (g)                         *                                         *

        (h)                         *                               Management of the Funds -
                                                                     Custodian; Independent
                                                                     Auditors and Financial
                                                                     Statements; Back Cover Page

        (i)                         *                               Management of the Funds -
                                                                     Shareholder Servicing Agent

    17  (a),(b),(c)                 *                               Portfolio Transactions and
        (d),(e)                                                      Brokerage Commissions

    18  (a)             Information Concerning Shares of            Description of Shares Voting
                         the Funds - Description of                  Rights and Liabilities
                         Shares, Voting Rights and
                         Liabilities

        (b)                         *                                         *

    19  (a)             Information Concerning Shares of            Shareholder Services
                         the Funds - Purchases; Shareholder
                         Services

        (b)             Information Concerning Shares of            Management of the Funds -
                         the Funds - Net Asset Value;                Distributor; Determination of
                         Information Concerning Shares of            Net Asset Value and
                         the Funds - Purchases                       Performance - Net Asset Value

        (c)                         *                                         *

    20                              *                               Tax Status

    21  (a),(b)                     *                               Management of the Funds -
                                                                     Distributor; Distribution Plan

        (c)                         *                                         *

    22  (a)                         *                                         *

   ITEM NUMBER                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION                     INFORMATION CAPTION
-----------------            ------------------                     -------------------
        (b)                         *                               Determination of Net Asset
                                                                     Value and Performance;
                                                                     Performance Information

    23                              *                               Independent Auditors and
                                                                     Financial Statements



--------------------------
*  Not Applicable
** Contained in Annual Report

                            MFS MANAGED SECTORS FUND

SUPPLEMENT TO THE JANUARY 1, 1998 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JANUARY 1, 1998, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                                    CLASS I
                                                                                     -------
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price) ................................          None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable) .........          None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees ............................................................          0.75%
  Rule 12b-1 Fees ............................................................          None
  Other Expenses(1)(2) .......................................................          0.32%
                                                                                     -------
  Total Operating Expenses ...................................................          1.07%

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended August 31, 1997.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

   PERIOD                                       CLASS I
   ------                                       -------
   1 year................................       $  11
   3 years...............................       $  34

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

   The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                                                    PERIOD ENDED
                                                                    AUGUST 31, 1997*
                                                                    ---------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $     13.18
                                                                      ===========

Income from investment operations # -
   Net investment loss                                                $     (0.07)
   Net realized and unrealized gain
      on investments and foreign currency transactions                       3.75
                                                                      -----------
      Total from investment operations                                $      3.68
                                                                      ===========

Net asset value - end of period                                       $     16.86
                                                                      ===========
Total return                                                                27.92%++

Ratios (to average net assets)/
   Supplemental data:
   Expenses ##                                                               1.07%+
   Net investment income                                                    (0.65)%+
Portfolio turnover                                                             96%
Average Commission Rate                                               $    0.0569
Net assets at end of period
   (000 omitted)                                                      $     2,349

-----------

* For the period from the inception of Class I shares, January 2, 1997 through August 31, 1997.

+     Annualized

++    Not annualized

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Three classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares and Class B shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares and Class B shares because expenses attributable to Class A shares and Class B shares generally will be higher.

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998

MFS(R) MANAGED                                                        PROSPECTUS
SECTORS FUND                                                     JANUARY 1, 1998
(A member of the                           CLASS A SHARES OF BENEFICIAL INTEREST
MFS Family of Funds(R))                    CLASS B SHARES OF BENEFICIAL INTEREST

--------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS Managed Sectors Fund (the "Fund"), a non-diversified series of MFS Series Trust I (the "Trust"). The investment objective of the Fund is to provide capital appreciation by varying the weighting of its portfolio among 13 equity sectors. The Fund is a non-diversified series of MFS Series Trust I (the "Trust"), an open-end management investment company. The Fund is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission a Statement of Additional Information dated January 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 28 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into the Prospectus and SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                    Page
                                                                    ----
  1.  Expense Summary..............................................   3
  2.  Condensed Financial Information..............................   5
  3.  The Fund.....................................................   8
  4.  Investment Objective and Policies............................   8
  5.  Certain Securities and Investment Techniques.................   9
  6.  Additional Risk Factors......................................  15
  7.  Management of the Fund.......................................  19
  8.  Information Concerning Shares of the Fund....................  21
        Purchases..................................................  21
        Exchanges..................................................  27
        Redemptions and Repurchases................................  28
        Distribution Plan..........................................  31
        Distributions..............................................  33
        Tax Status.................................................  33
        Net Asset Value............................................  34
        Description of Shares, Voting Rights and Liabilities.......  34
        Performance Information....................................  35
  9.  Shareholder Services.........................................  35
      Appendix A................................................... A-1
      Appendix B................................................... B-1
      Appendix C................................................... C-1
      Appendix D................................................... D-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:

                                                      CLASS A      CLASS B
                                                     ---------     --------
    Maximum Initial Sales Charge Imposed on
      Purchases of Fund Shares (as a percentage of
      offering price)..............................      5.75%        0.00%
    Maximum Contingent Deferred Sales Charge (as a
      percentage of original purchase price or
      redemption proceeds, as applicable)..........  See Below(1)     4.00%

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):


    Management Fees................................      0.75%        0.75%
    Rule 12b-1 Fees................................      0.35%(2)     1.00%(3)
    Other Expenses(4)..............................      0.33%        0.36%
                                                         -----        ----
    Total Operating Expenses.......................      1.43%        2.11%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average net assets attributable to Class B shares (see "Distribution Plans"). Distribution expenses paid under the Distribution Plan with respect to Class B shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


                    PERIOD                       CLASS A             CLASS B
----------------------------------------------   -------         ---------------
                                                                                (1)
 1 year.......................................    $  71          $ 61       $ 21
 3 years......................................      100            96         66
 5 years......................................      131           133        113
10 years......................................      219           227(2)     227(2)


---------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan".

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION


The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                              FINANCIAL HIGHLIGHTS
                           CLASS A AND CLASS B SHARES


                                                            CLASS A
                                   ----------------------------------------------------------
                                                                       NINE
                                                                      MONTHS        PERIOD
                                       YEAR ENDED AUGUST 31,          ENDED         ENDED
                                   ------------------------------   AUGUST 31,   NOVEMBER 30,
                                     1997       1996       1995        1994         1993*
                                   --------   --------   --------   ----------   ------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period.........................  $  13.16   $  15.55   $  13.41    $  15.50      $  15.68
                                   --------   --------   --------    --------      --------
Income from investment
  operations# --
    Net investment loss..........  $  (0.13)  $  (0.08)  $  (0.05)   $  (0.03)     $  (0.02)
                                   --------   --------   --------    --------      --------
    Net realized and unrealized
      gain (loss) on investments
      and
      foreign currency
      transactions...............      5.46       0.58       3.22        0.77         (0.16)
                                   --------   --------   --------    --------      --------
Total from investment
  operations.....................  $   5.33   $   0.50   $   3.17    $   0.74      $  (0.18)
                                   --------   --------   --------    --------      --------
Less distributions declared to
  shareholders from net realized
  gain
  on investments and foreign
  currency transactions..........  $  (1.68)  $  (2.89)  $  (1.03)   $  (2.83)     $     --
                                   --------   --------   --------    --------      --------
Net asset value -- end of
  period.........................  $  16.81   $  13.16   $  15.55    $  13.41      $  15.50
                                   ========   ========   ========    ========      ========
Total return++...................    43.92%      3.92%     26.12%       5.12%++     (5.99)%+
                                   --------   --------   --------    --------      --------
Ratios (to average net assets)/
  Supplemental data:
    Expenses##...................     1.43%      1.43%      1.46%       1.52%+        1.59%+
                                   --------   --------   --------    --------      --------
    Net investment loss..........   (0.93)%    (0.56)%    (0.34)%     (0.26)%+      (0.75)%+
                                   --------   --------   --------    --------      --------
Portfolio turnover...............       96%       117%       115%         76%          106%
                                   --------   --------   --------    --------      --------
Average commission rate###.......  $ 0.0569   $ 0.0411   $     --    $     --      $     --
                                   --------   --------   --------    --------      --------
Net assets at end of period (000
  omitted).......................  $288,227   $207,504   $178,367    $121,498      $136,179
                                   --------   --------   --------    --------      --------


---------------


   *  For the period from the inception of Class A shares, September 20, 1993 through
      November 30, 1993.
   +  Annualized.
  ++  Not annualized.
  ++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   #  Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                                 CLASS B SHARES


                                                            CLASS B
                                   ----------------------------------------------------------
                                                                       NINE
                                                                      MONTHS         YEAR
                                       YEAR ENDED AUGUST 31,          ENDED         ENDED
                                   ------------------------------   AUGUST 31,   NOVEMBER 30,
                                     1997       1996       1995        1994          1993
                                   --------   --------   --------   ----------   ------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period.........................  $  13.14   $  15.46   $  13.35    $  15.49      $  15.42
                                   --------   --------   --------    --------      --------
Income from investment
  operations# --
    Net investment loss..........  $  (0.23)  $  (0.18)  $  (0.14)   $  (0.10)     $  (0.25)
                                   --------   --------   --------    --------      --------
    Net realized and unrealized
      gain on investments and
      foreign currency
      transactions...............      5.47       0.58       3.20        0.75          0.94
                                   --------   --------   --------    --------      --------
Total from investment
  operations.....................  $   5.24   $   0.40   $   3.06    $   0.65      $   0.69
                                   --------   --------   --------    --------      --------
Less distributions declared to
  shareholders from net realized
  gain
  on investments and foreign
  currency transactions..........  $  (1.57)  $  (2.72)  $  (0.95)   $  (2.79)     $  (0.62)
                                   --------   --------   --------    --------      --------
Net asset value -- end of
  period.........................  $  16.81   $  13.14   $  15.46    $  13.35      $  15.49
                                   ========   ========   ========    ========      ========
Total return.....................    42.95%      3.17%     25.19%       4.47%++       4.50%
                                   --------   --------   --------    --------      --------
Ratios (to average net assets)/
  Supplemental data:
    Expenses##...................     2.11%      2.15%      2.18%       2.26%+        2.21%
                                   --------   --------   --------    --------      --------
    Net investment loss..........   (1.60)%    (1.27)%    (1.06)%     (1.01)%+      (1.55)%
                                   --------   --------   --------    --------      --------
Portfolio turnover...............       96%       117%       115%         76%          106%
                                   --------   --------   --------    --------      --------
Average commission rate###.......  $ 0.0569   $ 0.0411   $     --    $     --      $     --
                                   --------   --------   --------    --------      --------
Net assets at end of period (000
  omitted).......................  $157,052   $129,858   $199,773    $214,055      $232,982
                                   --------   --------   --------    --------      --------


---------------


   +  Annualized.
  ++  Not annualized.
   #  Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                              FINANCIAL HIGHLIGHTS
                         CLASS B SHARES -- (CONTINUED)


                                                        CLASS B
                          --------------------------------------------------------------------
                                                YEAR ENDED NOVEMBER 30,
                          --------------------------------------------------------------------
                            1992        1991        1990        1989        1988       1987**
                          --------    --------    --------    --------    --------    --------
Per share data (for a
  share outstanding
  throughout each
  period):
Net asset value --
  beginning of period.... $  13.00    $   9.23    $  11.32    $   7.86    $   6.94    $   6.50
                          --------    --------    --------    --------    --------    --------
Income from investment
  operations --
    Net investment income
      (loss)............. $  (0.24)   $  (0.12)   $  (0.03)   $   0.03    $   0.09    $   0.03
                          --------    --------    --------    --------    --------    --------
    Net realized and
      unrealized gain
      (loss) on
      investments and
      foreign currency
      transactions.......     2.66        3.89       (2.06)       3.51        0.89        0.42
                          --------    --------    --------    --------    --------    --------
Total from investment
  operations............. $   2.42    $   3.77    $  (2.09)   $   3.54    $   0.98    $   0.45
                          --------    --------    --------    --------    --------    --------
Less distributions
  declared to
  shareholders from net
  realized gain on
  investments and foreign
  currency
  transactions........... $     --    $     --    $     --    $  (0.08)   $  (0.06)   $  (0.01)
                          --------    --------    --------    --------    --------    --------
Net asset value -- end of
  period................. $  15.42    $  13.00    $   9.23    $  11.32    $   7.86    $   6.94
                          ========    ========    ========    ========    ========    ========
Total return.............   18.62%      40.85%    (18.46)%      45.35%      14.06%       7.47%+
                          --------    --------    --------    --------    --------    --------
Ratios (to average net
  assets)/Supplemental
  data:
    Expenses.............    2.37%       2.44%       2.50%       2.52%       2.31%       2.25%+
                          --------    --------    --------    --------    --------    --------
    Net investment income
      (loss).............  (1.85)%     (1.00)%     (0.27)%       0.37%       1.08%       0.09%+
                          --------    --------    --------    --------    --------    --------
Portfolio turnover.......      22%         59%         79%         84%        146%        163%
                          --------    --------    --------    --------    --------    --------
Net assets at end of
  period (000 omitted)... $249,493    $190,232    $152,132    $180,416    $137,311    $134,762
                          --------    --------    --------    --------    --------    --------


---------------


  **  For the period from the commencement of the Fund's investment operations, December
      29, 1986 through November 30, 1987.
   +  Annualized.

3.  THE FUND



The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of thirteen series, which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert automatically to Class A shares approximately eight years after purchase. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to provide capital appreciation. Dividend income, if any, is a consideration incidental to the Fund's objective of capital appreciation.

The Fund seeks to achieve its investment objective by varying the weighting of its portfolio among 13 equity sectors. The 13 sectors from among which the Fund chooses its investments are: autos and housing; basic materials and consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; utilities; and foreign securities. (For a description of the scope of each of these industry sectors, see Appendix B to this Prospectus.) Certain sectors may overlap; for example, the defense and aerospace sector and the technology sector both include companies involved in the development of computer-related products. Therefore, securities of certain companies or industries may simultaneously be held in more than one industry sector. Occasionally, the number of sectors may be increased if deemed appropriate by the Adviser due to the lack of desirable, concentrated investment opportunities at a particular time.

In response to changes or anticipated changes in the general economy or within one or more particular industry sectors, the Fund may increase, decrease or eliminate entirely a particular sector's representation in the Fund's portfolio; similarly, the Fund may acquire securities of a sector not then represented in its portfolio. A sector or stock of a particular company will be added to or eliminated from the Fund's portfolio based upon such factors as such sector's or such company's economic cycle and sensitivity to interest rates. For example, as interest rates rise and the performance of interest-sensitive stocks declines, the Fund expects to remove such stocks from its portfolio. Any one sector or cash may comprise up to 50% of the Fund's portfolio. The Fund has registered as a "non-diversified" investment company so that more than 5% of the Fund's assets may be invested (subject to the tax limitations described below) in the securities of any one or more issuers. As a result of its non-diversified status, the Fund's shares may be more susceptible to adverse changes in the value of securities of a particular company than would be the shares of a diversified investment company. Similarly, due to the Fund's policy of generally concentrating in no more than five industry sectors at any one time, some of which may overlap, the value of the Fund's shares may be more susceptible to any single economic, political or regulatory occurrence than would be the shares of an investment company without a policy of concentration in particular industry sectors.


While the Fund's policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as non-convertible and convertible bonds, convertible preferred stocks and warrants to purchase common stock, when relative values make such investments appear attractive either as individual issues or as types of securities in certain economic environments (see "Additional Risk Factors -- Lower-Rated Fixed Income Securities" below). The non-convertible bonds invested in by the Fund may include (i) obligations issued or guaranteed by the U.S. Treasury or U.S. Government agencies, authorities or instrumentalities, and (ii) obligations of the U.S. Treasury that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.



The Fund may engage in certain securities transactions and investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI, and as described below under the caption "Additional Risk Factors."



5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



Additional information about certain of these securities transactions and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.



FIXED INCOME SECURITIES: When and if available, the Fund may purchase fixed income securities at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

FOREIGN SECURITIES: The Fund may also invest in foreign securities, which may be traded on foreign exchanges. The Fund may invest up to 50% (and expects generally to invest between 0% and 25%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts ("ADRs")). Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of the Fund may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

AMERICAN DEPOSITARY RECEIPTS: The Fund may also invest in ADRs which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities (described above) such as changes in exchange rates and more limited information about foreign issuers.


EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Additional Risk Factors -- Emerging Markets" below.



LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the dividends or interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S. Government securities or a letter of credit).

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.


SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. See Appendix D to this Prospectus for a description of certain short-term obligations.



WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments.



RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.



TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS -- The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund are described in the SAI, which should be read in conjunction with the following section.


OPTIONS


OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge up to the amount of premium, less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS: The Fund may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, futures contracts on indices and foreign currency futures contracts are collectively referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices, and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of exchange rate changes on the Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options to buy or sell interest rate futures contracts and options on stock index futures contracts. (Unless otherwise specified, options on interest rate futures contracts and options on stock index futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund will enter into Forward Contracts for hedging and non-hedging purposes including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Fund may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the Securities and Exchange Commission (the "SEC") and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.


6.  ADDITIONAL RISK FACTORS



The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Objective, Policies and Restrictions" in the SAI.



FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.



Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.



LOWER RATED FIXED-INCOME SECURITIES: The Fund may invest up to 5% of its net assets in lower rated fixed income securities or comparable unrated securities. Investments in such securities while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative. For a description of these ratings, see Appendix C to this Prospectus. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the

Fund but will be reflected in the net asset value of shares of the Fund. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Fund. To the extent the Fund invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.



The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or by Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.



OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract or Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.


Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.



The investment objective and policies discussed above may be changed without shareholder approval.



FOREIGN SECURITIES: As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may promptly convert such currencies into dollars at the then-current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.


In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then-current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


Costs may be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States.



EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economics. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economics of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets that may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence.


Given the above average investment risk inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and may not be appropriate for all investors.

PORTFOLIO TRADING


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate. For a further discussion of portfolio trading, see the SAI.



Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their shares will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, any dividends the Fund pays will increase or decrease in relation to the income received from its investments.

                            ------------------------


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.



7.  MANAGEMENT OF THE FUND



INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Kenneth J. Enright, a Vice President of the Adviser, has been the Fund's portfolio manager since September 1, 1993. Mr. Enright has been employed as a portfolio manager by the Adviser since 1986. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the Fund's average daily net assets for its then-current fiscal year.



For the Fund's fiscal year ended August 31, 1997, MFS received management fees under the Advisory Agreement of $2,864,061 (0.75% of the Fund's average daily net assets).


MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Variable Insurance Trust, MFS Union Standard Trust, MFS

Institutional Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 29, 1997. As of such date, the MFS organization managed approximately $44.2 billion of assets invested in equity securities and approximately $20.1 billion of assets invested in fixed income securities. Approximately $4.1 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which is a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Trust. W. Thomas London, Ellen M. Moynihan, Mark E. Bradley, Stephen E. Cavan, James R. Bordewick, Jr. and James O. Yost, all of whom are officers of MFS, are officers of the Trust.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES


Class A and B shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investment in the Fund.



This Prospectus offers Class A and B shares, which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:
--------------------------------------------------------------------------------

                                               SALES CHARGE* AS            DEALER
                                                PERCENTAGE OF:         ALLOWANCE AS A
                                           OFFERING     NET AMOUNT      PERCENTAGE OF
           AMOUNT OF PURCHASE                PRICE       INVESTED      OFFERING PRICE
-------------------------------------------------------------------------------------
Less than $50,000........................    5.75%         6.10%            5.00%
$50,000 but less than $100,000...........    4.75          4.99             4.00
$100,000 but less than $250,000..........    4.00          4.17             3.20
$250,000 but less than $500,000..........    2.95          3.04             2.25
$500,000 but less than $1,000,000........    2.20          2.25             1.70
$1,000,000 or more.......................   None**        None**         See Below**
-------------------------------------------------------------------------------------

 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately
 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

        (i) on investments of $1 million or more in Class A shares;

        (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;


        (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;



        (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; and



        (v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

COMMISSION PAID BY MFD TO DEALERS          CUMULATIVE PURCHASE AMOUNT
---------------------------------     -------------------------------------
              1.00%                   On the first $2,000,000, plus
              0.80%                   Over $2,000,000 to $3,000,000, plus
              0.50%                   Over $3,000,000 to $50,000,000, plus
              0.25%                   Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

        (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                           YEAR OF                      CONTINGENT
                         REDEMPTION                   DEFERRED SALES
                       AFTER PURCHASE                     CHARGE
           ---------------------------------------    ---------------
           First..................................            4%
           Second.................................            4%
           Third..................................            3%
           Fourth.................................            3%
           Fifth..................................            2%
           Sixth..................................            1%
           Seventh and following..................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Funds at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account.

Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectuses of the other MFS Funds into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing

Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in

"good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designated to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See
"Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.


Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.35% and 1.00% per annum, respectively.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income for any calendar year to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" below and "Shareholder Services -- Distribution Options." Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gains are taxable), the portion, if any, representing a return of capital (which is free of current taxes but which results in a basis reduction), and the amount, if any, of federal income tax withheld. Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets and dividing the difference by the number of outstanding shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund, one of thirteen series of the Trust, has two classes of shares which it offers to the general public, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of shares of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and ratification of selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above under "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION



From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher.



The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1997, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.



9.  SHAREHOLDER SERVICES


Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of all classes of all MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    INVESTMENT AND WITHDRAWAL BY TELEPHONE (AUTOBUY PRIVILEGE): Shareholders of any MFS Fund may purchase shares of any MFS Fund by telephone, a privilege known as the "Autobuy Privilege." The Autobuy Privilege allows shareholders to call MFS and have money transferred from a checking or savings account into their MFS account. Once enrolled, a shareholder can initiate a transaction ($50 minimum/$100,000 maximum) by calling MFS before 4:00 (eastern time). The share price and trade date will be effective on the same day that the Autobuy Privilege request is received. The Autobuy Privilege is available for any class of shares of any MFS Fund made available to the general public.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS


    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated January 1, 1998, contains more detailed information about the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plan, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, are waived:

  1.  DIVIDEND REINVESTMENT

     - Shares acquired through dividend or capital gain reinvestment; and

     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

  2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

  3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

     - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


     - Trustees and retired trustees of any investment company for which MFD serves as distributor;


     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


     - Employees or registered representatives of dealers;


     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to an MFS Fund; and

     - Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI")

  4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and
       Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

  5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

     - Death or disability of the IRA Owner.

     SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

     - Death, disability or retirement of 401(a) or ESP Plan participant;

     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

     - Tax-free return of excess 401(a) or ESP Plan contributions;

     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. (the "Shareholder Servicing Agent"); and

     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

     SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

     - Death or disability of SRO Plan participant.

  6.  CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). SHARES TRANSFERRED:

     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

  7.  LOAN REPAYMENTS



     - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II.  WAIVERS OF CLASS A SALES CHARGES


In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:



  1.  WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS



     - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.



  2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


     - Shares acquired by insurance company separate accounts.


  3.  RETIREMENT PLANS


     ADMINISTRATIVE SERVICES ARRANGEMENTS


     - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.


     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

     IRAS

     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and
     - Tax-free returns of excess IRA contributions.

     401(A) PLANS

     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and
     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

     ESP PLANS AND SRO PLANS

     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


  4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



     - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


III.  WAIVERS OF CLASS B SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

  1.  SYSTEMATIC WITHDRAWAL PLAN


     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.


  2.  DEATH OF OWNER

     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

  3.  DISABILITY OF OWNER

     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

  4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

     IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

     - Death or disability of a SAR-SEP Plan participant.

                                   APPENDIX B

DESCRIPTION OF INDUSTRY SECTORS

    The Fund seeks to achieve its investment objective by varying the weighting of its portfolio among the following 13 industry sectors (i.e., industry groupings).

    (1) AUTOS AND HOUSING SECTOR: companies engaged in the design, production and sale of automobiles, automobile parts, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

    (2) BASIC MATERIALS AND CONSUMER STAPLES SECTOR: companies engaged in providing consumer goods and services such as: the design, processing, production and storage of packaged, canned, bottled and frozen foods and beverages; and the design, production and sale of home furnishings, appliances, clothing, accessories, cosmetics and perfumes. Certain such companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

    (3) DEFENSE AND AEROSPACE SECTOR: companies engaged in the research, manufacture or sale of products or services related to the defense and aerospace industries, such as: air transport; data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the test, operation and maintenance of flight vehicles. Since such companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by federal (and other governmental) defense spending policies.

    (4) ENERGY SECTOR: companies in the energy field, including oil, gas, electricity and coal as well as nuclear, geo-thermal, oil shale and solar sources of energy. The business activities of companies comprising this sector may include: production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities resulting from technological advances or research discoveries in the energy field. The value of such companies' securities varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, and the tax and other regulatory policies of various governments.

    (5) FINANCIAL SERVICES SECTOR: companies providing financial services to consumers and industry, such as: commercial banks and savings and loan associations; consumer and industrial finance companies; securities brokerage companies; leasing companies; and firms in all segments of the insurance field (such as multiline, property and casualty, and life insurance). These kinds of companies are subject to extensive governmental regulations, some of which regulations are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates and general economic conditions.

    (6) HEALTH CARE SECTOR: companies engaged in the design, manufacture or sale of products or services used in connection with health care or medicine, such as: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Also, products and services in this sector could quickly become obsolete.

    (7) INDUSTRIAL GOODS AND SERVICES SECTOR: companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel and pollution control industries, such as: synthetic and natural materials, for example, chemicals, plastics, fertilizers, gases, fibers, flavorings and fragrances; paper; wood products; steel and cement. Certain companies in this sector are subject to regulation by state and federal authorities, which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. In addition, since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

    (8) LEISURE SECTOR: companies engaged in the design, production or distribution of goods or services in the leisure industry, such as: television and radio broadcast or manufacture; motion pictures and photography; recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services and airlines; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector -- for example, video and electronic games -- may quickly become obsolete.

    (9) RETAILING SECTOR: companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods, such as: department stores; supermarkets; and retail chains specializing in particular items such as shoes, toys or pharmaceuticals. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on such company's ability to predict rapidly changing consumer tastes.

    (10) TECHNOLOGY SECTOR: companies which are expected to have or develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as: semiconductors; computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. Such companies are sensitive to foreign competition and import tariffs. Also, many products produced by companies in this sector may quickly become obsolete.

    (11) TRANSPORTATION SECTOR: companies involved in the provision of transportation of people and products, such as: airlines, railroads and trucking firms. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

    (12) UTILITIES SECTOR: companies in the public utilities industry and companies deriving a substantial majority of their revenues through supplying public utilities such as: companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; and companies engaged in the communications field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

    (13) FOREIGN SECTOR: companies whose primary business activity takes place outside of the United States. The securities of foreign companies would be heavily influenced by the strength of national economies, inflation levels and the value of the U.S. dollar versus foreign currencies. Investments in the Foreign Sector will be subject to certain risks not generally associated with domestic investments.

    Diversified companies will generally be included in the sector of their predominant industry activity, as determined by the Adviser.

                                   APPENDIX C

DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, DEBT INSTRUMENTS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE DEBT INSTRUMENTS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                        MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS SERVICES

AAA: Debt rated 'AAA' has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C: The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating 'CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                   APPENDIX D

DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P, Moody and Fitch's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                                             -------------------
                                                                  Bulk Rate
                                                                 U.S. Postage
                                                                    Paid
                                                                    MFS
                                                             -------------------
[MFS LOGO]
We invented the mutual fund[SM]

MFS(R) MANAGED SECTORS FUND

500 Boylston Street, Boston, MA 02116-3741



This is your fund's current prospectus.
Please keep it with your financial
records because it provides important facts about your investment.

[MFS LOGO]


MFS(R) MANAGED                          STATEMENT OF
SECTORS FUND                            ADDITIONAL INFORMATION
(A member of the MFS Family of
Funds(R))                               January 1, 1998
---------------------------------------------------------------



                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................     2
  2.  Investment Objective, Policies and Restrictions.......................................     2
      Certain Securities and Investment Techniques..........................................     2
  3.  Management of the Fund................................................................    14
      Trustees..............................................................................    14
      Officers..............................................................................    14
      Trustee Compensation Table............................................................    15
      Investment Adviser....................................................................    16
      Investment Advisory Agreement.........................................................    16
      Administrator.........................................................................    16
      Custodian.............................................................................    17
      Shareholder Servicing Agent...........................................................    17
      Distributor...........................................................................    17
  4.  Portfolio Transactions and Brokerage Commissions......................................    18
  5.  Shareholder Services..................................................................    19
      Investment and Withdrawal Programs....................................................    19
      Exchange Privilege....................................................................    22
      Tax-Deferred Retirement Plans.........................................................    22
  6.  Tax Status............................................................................    22
  7.  Distribution Plan.....................................................................    24
  8.  Determination of Net Asset Value and Performance......................................    25
  9.  Description of Shares, Voting Rights and Liabilities..................................    27
 10.  Independent Auditors and Financial Statements.........................................    28
      Appendix A - Performance Information..................................................   A-1


MFS MANAGED SECTORS FUND
A Series of MFS Series Trust I
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --  MFS Managed Sectors Fund, a
                           non-diversified series of
                           MFS Series Trust I (the
                           "Trust"). The Fund was known
                           as MFS Lifetime Managed
                           Sectors Fund and was a
                           separate open-end
                           diversified management
                           company, organized as a
                           Massachusetts business trust
                           in 1986 and known as Life-
                           time Managed Sectors Trust
                           prior to August 3, 1992. The
                           Fund became a series of the
                           Trust on June 3, 1993.
"MFS" or the "Adviser" --  Massachusetts Financial
                           Services Company, a Delaware
                           corporation.
"MFD"                  --  MFS Fund Distributors, Inc.,
                           a Delaware corporation.
"Prospectus"           --  The Prospectus of the Fund,
                           dated January 1, 1998, as
                           amended or supplemented from
                           time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND
   RESTRICTIONS


The Fund's investment objective, policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



SECURITIES LENDING -- The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.



WHEN-ISSUED SECURITIES -- The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).



CORPORATE ASSET-BACKED SECURITIES -- The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.


Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


FOREIGN SECURITIES -- The Fund may invest up to 50% (and expects generally to invest between 0% and 25%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.



AMERICAN DEPOSITARY RECEIPTS -- The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in a foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.

Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.



Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike options," grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into interest rate futures contracts, stock index futures contracts and/or foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, futures contracts on indices and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency is delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate futures contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.

The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the
exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY

As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a fixed income security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high quality debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES

As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indexes, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that the Fund may enter into transactions in options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates, equity prices or interest rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this Statement of Additional Information, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the

CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a fund, cannot exceed 15% of the fund's assets (the "SEC illiquidity ceiling"). Although the

Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

                            ------------------------

THE POLICIES STATED ABOVE ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, AS MAY THE FUND'S INVESTMENT OBJECTIVE.


INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or of a class or series, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or of a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1) below and the Fund's non-fundamental investment policy regarding illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


     The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (4) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (5) Purchase the securities of any issuer if (as to 50% of the value of its total assets) such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.

    (6) Purchase voting securities of any issuer if (as to 50% of the value of its total assets) such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (7) Invest for the purpose of exercising control or management.

    (8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (9) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (10) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (11) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (12) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (13) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES

The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

These operating policies are not fundamental and may be changed without shareholder approval.

3. MANAGEMENT OF THE FUND

The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN*, Chairman and President (born 8/4/35)

Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY* (born 9/14/26)

Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN (born 11/14/26)

Private Investor. Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D. (born 3/11/37)

Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery. Address: 75 Francis Street, Boston, Massachusetts


THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)


Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (prior to November 1997) Address: 21 Reid Street, Hamilton, Bermuda



ABBY M. O'NEILL (born 4/27/28)

Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director. Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III (born 8/18/26)

Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee. Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)

Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary


JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, President


J. DALE SHERRATT (born 9/23/38)

Insight Resources, Inc. (acquisition planning specialists), President. Address:
  One Liberty Square, Boston, Massachusetts


WARD SMITH (born 9/13/30)


NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director; Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS


W. THOMAS LONDON* Treasurer (born 3/1/44)

Massachusetts Financial Services Company, Senior Vice President

JAMES 0. YOST* Assistant Treasurer (born 6/12/60)

Massachusetts Financial Services Company, Vice President


ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)



MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)


Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)



STEPHEN E. CAVAN* Secretary and Clerk (born 11/6/53)

Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.* Assistant Secretary (born 3/6/59)


Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

---------------

* "Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.



                           TRUSTEE COMPENSATION TABLE



                                                        RETIREMENT BENEFIT         ESTIMATED          TOTAL TRUSTEE FEES
                                     TRUSTEE FEES       ACCRUED AS PART OF       CREDITED YEARS         FROM FUND AND
               TRUSTEE               FROM FUND(1)        FUND EXPENSE(1)         OF SERVICE(2)         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey....................    $3,725               $1,005                   10                  $247,168
A. Keith Brodkin.....................       -0-                  -0-                  N/A                       -0-
Marshall N. Cohan....................     4,175                2,050                   14                   149,258
Dr. Lawrence Cohn....................     3,500                  730                   18                   136,508
Sir David Gibbons....................     3,725                1,642                   13                   136,508
Abby M. O'Neill......................     3,725                  837                   10                   123,758
Walter E. Robb, III..................     4,175                2,050                   15                   149,258
Arnold D. Scott......................       -0-                  -0-                  N/A                       -0-
Jeffrey L. Shames....................       -0-                  -0-                  N/A                       -0-
J. Dale Sherratt.....................     5,300                  820                   20                   149,258
Ward Smith...........................     5,300                1,025                   13                   149,258



(1) For fiscal year ended August 31, 1997.


(2) Based on normal retirement age of 75. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.


(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)



                                                             YEARS OF SERVICE
                                                ------------------------------------------
                       AVERAGE TRUSTEE FEES      3         5          7        10 OR MORE
------------------------------------------------------------------------------------------
                              $3,150            $473     $  788     $1,103       $ 1,575
                               3,686             553        922      1,290       $ 1,843
                               4,222             633      1,056      1,478       $ 2,111
                               4,758             714      1,190      1,665       $ 2,379
                               5,294             794      1,324      1,853       $ 2,647
                               5,830             875      1,458      2,041       $ 2,915



(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



As of November 29, 1997, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.



The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



ADMINISTRATOR



MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through August 31, 1997, MFS received fees under the Administrative Services Agreement of $29,828.


INVESTMENT ADVISORY AGREEMENT


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to the sum of 0.75% of the Fund's average daily net assets.



For the fiscal years ended August 31, 1997, 1996 and 1995, MFS received fees under the Advisory Agreement of $2,864,061, $2,731,358 and $2,505,884,
respectively.



The Fund pays all of the Fund's expenses (other than those assumed by the Adviser or MFD) including Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of the Fund and the shareholders the custodial arrangements with The Chase Manhattan Bank for securities of the Fund held outside the United States. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately
 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B AND CLASS I SHARES: MFD acts as agent in selling Class B and Class I shares of the Fund. The public offering price of Class B and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.


During the fiscal year ended August 31, 1997, MFD received sales charges of $20,163 and dealers received sales charges of $136,181 (as their concession on gross sales charges of $156,344) for selling Class A shares of the Fund; the Fund received $6,551,638 representing the aggregate net asset values of such shares. During the fiscal year ended August 31, 1996, MFD received sales charges of $29,911 and dealers received sales charges of $173,534 (as their concession on gross sales charges of $203,445) for selling Class A shares of the Fund; the Fund received $7,215,368 representing the aggregate net asset value of such shares. During the fiscal year ended August 31, 1995, MFD received sales charges of $16,545 and dealers received sales charges of $102,485 (as their concession on gross sales charges of $119,030) for selling Class A shares of the Fund; the Fund received $3,843,850 representing the aggregate net asset values of such shares.



During the fiscal years ended August 31, 1997, 1996 and 1995, the CDSC imposed on redemptions of Class A shares was approximately $190, $86 and $0, respectively.



During the fiscal years ended August 31, 1997, 1996 and 1995, the CDSC imposed on redemptions of Class B shares was approximately $101,980, $122,087 and $175,565, respectively.



The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND
   BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the fiscal year ended August 31, 1997, the Fund paid total brokerage commissions of $811,980 on total transactions of $501,193,940. For the fiscal year ended August 31, 1996, the Fund paid total brokerage commissions of $1,192,850 on total transactions of $654,444,462. For the fiscal year ended August 31, 1995, the Fund paid total brokerage commissions of $1,220,258 on total transactions of $570,627,486.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.



SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares made in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CSDC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of other MFS Funds (except MFS Money Market Fund MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase of reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in the MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares or shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase, in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of state-specific shares of each series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes, without regard to the length of time the shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates or trusts at maximum rates of 20%, 25% or 28%, depending on the source of the gain. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain will be eligible for reduced tax rates if the shares were realized by an individual, an estate or a trust held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts, Forward Contracts, and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions, to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund generally will be treated as ordinary income and losses. The use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid taxes on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise have continued to hold.

Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to its shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

7. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A and Class B shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1997, the Fund paid the following Distribution Plan expenses:



                             AMOUNT OF      AMOUNT OF       AMOUNT OF
                            DISTRIBUTION   DISTRIBUTION    DISTRIBUTION
                            AND SERVICE    AND SERVICE     AND SERVICE
                             FEES PAID    FEES RETAINED   FEES RECEIVED
      CLASS OF SHARES         BY FUND         BY MFD        BY DEALERS
Class A Shares               $  836,020     $  338,827       $497,193
Class B Shares               $1,405,119     $1,097,806       $307,313



GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE


The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, prior to the close of the business day.


PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the current maximum sales charge (currently 5.75%) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum sales charge or CDSC.


The fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."



PERFORMANCE RESULTS -- The performance results for Class B shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class B shares, and cover the period from January 1, 1987 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).



From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon
K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

From time to time the fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first
     Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders of experts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS
   AND LIABILITIES


The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares, Class A shares, Class B shares and Class I shares for this Fund, as well as Class A, B, C and I shares for three of the Trust's other series, Class A and I shares for eight of the Trust's other series and Class A, B and C shares for one of the Trust's other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.



Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at August 31, 1997, the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the year ended August 31, 1997, the Statement of Changes in Net Assets for the years ended August 31, 1997 and 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A


                       PERFORMANCE RESULTS AND QUOTATIONS

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                              PERFORMANCE RESULTS

                                 CLASS B SHARES


                                                       VALUE OF            VALUE OF
                                                       INITIAL              CAPITAL             VALUE OF
                                                       $10,000               GAIN              REINVESTED         TOTAL
                     YEAR ENDED                       INVESTMENT         DISTRIBUTIONS         DIVIDENDS          VALUE
----------------------------------------------------  ----------         -------------         ----------         ------
December 31, 1987...................................    12,031                    0                  42           12,073
December 31, 1988...................................    12,546                    0                 181           12,727
December 31, 1989...................................    17,500                    0                 304           17,804
December 31, 1990...................................    15,109                    0                 263           15,372
December 31, 1991...................................    24,109                    0                 420           24,529
December 31, 1992...................................    24,078                  986                 420           25,484
December 31, 1993...................................    20,593                5,423                 405           26,421
December 31, 1994...................................    18,375                6,016               1,095           25,486
December 31, 1995...................................    20,000                8,479               5,192           33,671
December 31, 1996...................................    20,812               11,308               7,032           39,152



EXPLANATORY NOTES:


The results in the table assume that income dividends and capital gain distributions were invested in additional shares. No adjustment has been made for income taxes, if any, payable by shareholders.

                             PERFORMANCE QUOTATIONS


All performance quotations are as of August 31, 1997.


                          AVERAGE ANNUAL TOTAL RETURNS


                                                                    1 YEAR         5 YEAR         10 YEAR
                                                                    ------         ------         -------
Class A shares with sales charge..................................  35.67%         17.02%(1)        11.4%(1)
Class A shares without sales charge...............................  43.92%         18.16%(1)       11.94%(1)
Class B shares with CDSC..........................................  38.95%         17.29%          11.62%
Class B shares without CDSC.......................................  42.95%         17.50%          11.62%
Class I shares....................................................  43.37%(2)      17.57%(2)       11.66%(2)



(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the inception of Class A shares on September 20, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge) whereas Class B shares generally are subject to a CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.



(2) Class I share performance includes the performance of the Fund's Class B shares for the periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and B shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class B shares generally are subject to a CDSC. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617)954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617)954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800)225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
MANAGED SECTORS
FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS LOGO]                                               MMS-13-1/97/500  08/208

[LOGO]
MFS(SM)
INVESTMENT MANAGEMENT

                                                                   Annual Report
                                                                 August 31, 1997

MFS(R) MANAGED SECTORS FUND

[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  6
Portfolio Concentration .................................................... 6
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Tax Form Summary ........................................................... 9
Portfolio of Investments ...................................................10
Financial Statements .......................................................14
Notes to Financial Statements ..............................................21
Independent Auditors' Report ...............................................27
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 43.92%, CLASS B SHARES 42.95%, AND CLASS I SHARES 43.37%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND'S STRONG PERFORMANCE CAN BE ATTRIBUTED TO A NUMBER OF FACTORS, INCLUDING ITS HOLDINGS IN TECHNOLOGY AND ENERGY, PARTICULARLY SEMICONDUCTORS IN THE TECHNOLOGY AREA AND OIL SERVICES IN THE ENERGY SECTOR.

   o SOME OF THE POSITIVE PERFORMANCE WAS OFFSET BY UNDERPERFORMING HOLDINGS IN THE GAMING INDUSTRY AND IN A FEW HEALTH MAINTENANCE ORGANIZATIONS.

   o CONDITIONS FOR FINANCIAL ASSETS HAVE CONTINUED TO BE EXTREMELY POSITIVE, AS MODEST ECONOMIC GROWTH AND TECHNOLOGY- DRIVEN PRODUCTIVITY GAINS HAVE HELPED KEEP INFLATIONARY PRESSURES IN CHECK.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A Keith Brodkin
--------------------------------
    A. Keith Brodkin
    Chairman and President

September 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Kenneth J. Enright]


Kenneth J. Enright

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 43.92%, Class B shares 42.95%, and Class I shares 43.37%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance. The Lipper Capital Appreciation Fund Index, which more closely reflects the Fund's objectives, returned 24.95% during the same period.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. The strong performance can be attributed to a number of factors. First, technology and energy, two of the Fund's four sectors, had very strong results -- particularly semiconductors in the technology area and oil services in the energy sector. Both of these subsectors were dominant holdings for the Fund within their respective categories. Second, the Fund benefited when a number of its holdings, including McDonnell Douglas, Healthsource, Smith's Food and Drug, Equitable of Iowa, and ADT Ltd., were acquired during the year. Finally, Tyco International, one of the Fund's largest holdings, was up over 85% during the past 12 months, and its prospects for continued strong earnings growth have been bolstered by both strong internal fundamentals and a number of acquisitions, including that of ADT, which have added to earnings.

Q. A YEAR AGO, YOU SAID THE FUND HAD NARROWED ITS SECTOR FOCUS TO FOUR AREAS:
   TECHNOLOGY, ENERGY, HEALTH CARE, AND LEISURE. HAVE YOU MADE ANY IMPORTANT SHIFTS IN EMPHASIS AMONG SECTORS?
A. While the Fund continues to be invested in the four sectors outlined last year, as well as in the "other" category -- consisting of additional sectors that we feel have attractive prospects for the future -- significant changes within each sector have occurred. Specifically, the overall weighting in the energy sector was reduced modestly through the sales of two marine-supply boat companies, Tidewater and Seacor, on full valuation; a reduction in the Fund's Occidental Petroleum position; and the trimming of other oil service stocks on the basis of price strength. The technology weighting is about the same as last year, although there were numerous changes within the sector. The health care weighting was increased by over 3%, primarily through additions of both wholesale and retail drug distribution companies, as we believe the prospects for these segments of the industry are quite positive. Although gaming issues were sold due to weak fundamentals, the leisure category was increased by over 2% with the additions of a number of cellular telephone holdings and full-service hotel stocks. The latter group is expected to continue to prosper from strong demand and restricted supply for a number of years to come. Finally, the "other" category was reduced by 5% of total assets, and the number of holdings within that area were concentrated.

Q. WHAT ABOUT PARTICULAR STOCKS? ANY MAJOR CHANGES THERE?
A. Yes, as I mentioned, a number of companies were acquired, and those stocks were either sold, tendered, or are awaiting the consummation of their respective deals. In technology, the Fund's Intel holding was materially reduced during the summer as near-term earnings waned, while National Semiconductor and BMC Software were sold on price strength and Cabletron and Sybase were sold due to what we viewed as deteriorating prospects. On the buy side, positions were taken in Compaq Computer, Computer Associates International, Texas Instruments, IBM, Sony, and Teradyne.

   In health care, Pacific Health Systems, Coventry, and Pharmacia-Upjohn were sold, while other positions were established to take advantage of what we saw as more favorable prospects for the drug distribution industry, which is being driven by both earnings growth and continued consolidation. Smith's Food and Drug, Rite Aid, and CVS were purchased in the retail segment of that category, while new positions in Cardinal Health, McKesson, and AmeriSource gave us exposure to the wholesale segment. In addition, we initiated a significant position in Bristol-Myers Squibb because we believe this company's strong product flow should continue and even accelerate, despite its already attractive valuation relative to its peer group. Among leisure companies, weak-performing gaming stocks such as Showboat, MGM Grand, and Argosy were sold, while hotel stocks such as Host Marriott, Hilton Hotels, ITT, and LaQuinta were purchased. We also purchased the stocks of the cellular telephone companies AirTouch and Sprint.

Q. COULD YOU TALK ABOUT SOME OF YOUR HOLDINGS THAT PERFORMED BETTER THAN EXPECTED, AND WHY YOU THINK THEY DID WELL?
A. Our holdings in the oil services industry were a real standout for the Fund, as several companies contributed strongly to performance. These included Cooper Cameron, the Fund's largest holding in this area, which gained 146%; Camco, up 108%; BJ Services, up 92%; and Weatherford Enterra, up 60%. This industry has consolidated to a point at which there are now a few leaders in each segment; they have lowered their operating costs, upgraded their managements, and are operating in a positive environment that, in turn, is lending itself to higher capacity utilization and, thus, better pricing. In technology, the semiconductor area exhibited strong demand, benefiting well-positioned companies such as Intel, which gained 135%; National Semiconductor, up 62%; and Texas Instruments, up 70% since its purchase. Also, Compaq, which is up 98% since it was purchased, continues to gain market share, reduce costs, and move toward the "build-to-suit" model successfully executed by Dell Computer. Sun Microsystems, Computer Associates, and IBM also contributed to the Fund's technology-sector performance. AirTouch has increased 36% since its purchase, while Tyco International and ADT (which was acquired by Tyco this year) were both very strong performers.

Q. NOW, WHAT ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Some of the positive performance was offset by holdings in the gaming industry and a few health care stocks, specifically those of health maintenance organizations (HMOs). As a result of deteriorating fundamentals, the Fund sold the gaming-related holdings Showboat, MGM Grand, and Argosy, and the HMOs Pacificare Health and Coventry. The Fund continues to hold Harrah's Entertainment, a geographically diverse gaming concern with a strong management team. We expect its 1998 results to improve materially, which should lead to better stock performance. Disappointing results were also associated with three companies, each undergoing corporate restructuring, and each in different industries:
   Telephone & Data Systems, Digital Equipment, and Occidental Petroleum. The Fund continues to believe that the value of each of these stocks is significantly above its current share price and that each company's management is taking positive steps to narrow the gap between its intrinsic value and its marketplace value.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. Economic conditions for financial assets have continued to be extremely positive over the past year, as modest economic growth and technology-driven productivity gains have kept inflationary pressures in check. Contributing to this near-perfect backdrop has been the prospect of additional fiscal discipline in Washington. These attributes have not gone unnoticed by investors, and stock market performance has been quite robust for each of the past three years. Unlike the previous two years, though, this market has been characterized by narrow breadth, with performance being driven by large-cap, multinational leaders in their respective industries, creating an environment in which stock selection, as opposed to sector weighting, has generally been the key to positive performance. As a result, valuations for many of those companies with visible, steady growth are at all-time highs. Fortunately, the Fund has had strong performance without significant exposure to many of these stocks, but we are increasingly wary of the impact these stocks may have on the overall market, given their historically high valuations.

Q. WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU ANTICIPATE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR DECISIONS FOR THE FUND?
A. While we currently see few reasons to believe this positive backdrop should not continue, investors have incorporated much of this good news into the market, so there appears to be little room for error at either the company or sector level. Regardless of the sector, we believe stock selection, driven by strong fundamental research, will continue to be the key factor in determining overweightings or underweightings versus the overall market.

   /s/ Kenneth J. Enright
   ------------------------------------
       Kenneth J. Enright
       Portfolio Manager

--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   KENNETH J. ENRIGHT JOINED THE MFS RESEARCH DEPARTMENT IN 1986. A GRADUATE OF BOSTON STATE COLLEGE AND OF THE BABSON COLLEGE GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987 AND VICE PRESIDENT - INVESTMENTS IN 1988. MR. ENRIGHT BECAME PORTFOLIO MANAGER OF MFS() R MANAGED SECTORS FUND IN 1993. HE IS A CHARTERED FINANCIAL ANALYST (C.F.A.).

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

TOP 10 EQUITY HOLDINGS

TYCO INTERNATIONAL LTD.               COMPUTER ASSOCIATES INTERNATIONAL, INC.
Manufacturer of fire protection,      Computer software company
packaging, and electronic equipment
                                      DIGITAL EQUIPMENT CORP.
TELEPHONE & DATA SYSTEMS, INC.        Computer manufacturing and networking
Provider of rural and local           company
telephone services
                                      HARRAH'S ENTERTAINMENT, INC.
COMPAQ COMPUTER CORP.                 Owner of gaming operations in several
Personal computer company             states

UNITED HEALTHCARE CORP.               ATMEL CORP.
Health maintenance organization       Manufacturer of electronic components
                                      and semiconductors
COOPER CAMERON CORP.
Manufacturer of oil and gas           EQUITABLE OF IOWA COS.
production equipment                  Life and health insurance company

LARGEST EQUITY SECTORS

Leisure                      20.9%

Technology                   32.7%

Miscellaneous                 3.4%
(Conglomerates, special
products/sevices)

Energy                       10.3%

Medical and Health
Technology and Services      15.9%

Other Sectors                16.8%


For a more complete breakdown, refer to the Portfolio of Investments.

--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:              THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CAPITAL
                          APPRECIATION. AS MUCH AS 50% OF THE FUND'S ASSETS MAY
                          BE IN ONE SECTOR OR CASH.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  CLASS A:  SEPTEMBER 20, 1993
                          CLASS B:  DECEMBER 29, 1986
                          CLASS I:  JANUARY 2, 1997

  SIZE:                   $447.6 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the historical performance of MFS Managed Sectors Fund - Class B shares in comparison to various market indicators. Class B share results do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended August 31, 1997)


           MFS Managed         S&P 500         Lipper Capital
          Sectors Fund -      Composite         Appreciation     Consumer Price
            Class B             Index           Funds Index       Index - U.S.
          --------------      ---------        ---------------   --------------

8/92          $10,000          $10,000             $10,000          $10,000
8/93          $11,900          $11,500             $12,300          $10,300
8/94          $12,100          $12,200             $12,900          $10,600
8/95          $15,200          $14,800             $15,800          $10,900
8/96          $15,700          $17,500             $17,700          $11,200
8/97          $22,393          $24,644             $22,082          $11,405

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended August 31, 1997)

           MFS Managed         S&P 500         Lipper Capital
          Sectors Fund -      Composite         Appreciation     Consumer Price
            Class B             Index           Funds Index       Index - U.S.
          --------------      ---------        ---------------   --------------

8/87         $10,000           $10,000             $10,000          $10,000
8/89         $10,700           $11,400             $11,000          $10,900
8/91         $12,400           $13,800             $12,800          $11,900
8/93         $16,000           $17,200             $16,600          $12,700
8/95         $20,300           $22,000             $21,100          $13,300
8/97         $30,029           $36,711             $29,820          $14,044


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                     1 Year          3 Years          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class A)
  including 5.75% sales charge (SEC results)                        +35.67%          +21.13%          +17.02%          +11.40%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class A)
  at net asset value                                                +43.92%          +23.55%          +18.16%          +11.94%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B)
  with CDSC (SEC results)                                           +38.95%          +22.01%          +17.29%          +11.62%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B)
  at net asset value                                                +42.95%          +22.68%          +17.50%          +11.62%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class I)
  at net asset value                                                +43.37%          +22.80%          +17.57%          +11.66%
-----------------------------------------------------------------------------------------------------------------------------------
Average specialty/miscellaneous fund+                               +22.49%          +16.07%          +17.08%          +11.03%
-----------------------------------------------------------------------------------------------------------------------------------
Lipper Capital Appreciation Funds Index+                            +24.95%          +19.67%          +17.17%          +11.47%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                             +40.78%          +26.58%          +19.77%          +13.89%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*++                                             + 2.19%          + 2.55%          + 2.66%          + 3.45%
-----------------------------------------------------------------------------------------------------------------------------------

 +  Source: Lipper Analytical Services, Inc.
++  Source: CDA/Wiesenberger.
 * The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares. Because operating expenses attributable to Class B shares are greater than those of Class A shares, Class A share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   MFS MANAGED SECTORS FUND HAS DESIGNATED $23,914,768 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 10.29%.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 96.6%
--------------------------------------------------------------------------------
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
Energy - 10.3%
  Apache Corp.                                        142,500     $   5,655,469
  BJ Services Co.*                                     75,000         5,418,750
  Camco International, Inc.                            79,000         5,441,125
  Cooper Cameron Corp.*                               205,000        13,299,375
  Noble Drilling Corp.*                               125,000         3,554,688
  Occidental Petroleum Corp.                          219,770         5,150,859
  Weatherford Enterra, Inc.*                          165,000         7,600,312
                                                                  -------------
                                                                  $  46,120,578
--------------------------------------------------------------------------------
Leisure - 20.9%
  Aerial Communications, Inc.*                        275,000     $   2,389,063
  AirTouch Communications, Inc.*                      137,000         4,632,313
  Harrah's Entertainment, Inc.*                       525,000        11,779,687
  HFS, Inc.*                                          155,000         8,631,562
  Hilton Hotels Corp.                                 230,000         7,058,125
  Host Marriott Corp.*                                300,000         5,850,000
  ITT Corp.*                                           57,000         3,580,313
  LIN Television Corp.*                               145,500         6,902,156
  LaQuinta Inns, Inc.                                 153,300         3,219,300
  Promus Hotel Corp.*                                 175,000         6,792,187
  Telephone & Data Systems, Inc.                      830,000        32,785,000
                                                                  -------------
                                                                  $  93,619,706
--------------------------------------------------------------------------------
Medical and Health Technology and Services - 15.9%
  Aetna, Inc.                                          23,100     $   2,204,606
  AmeriSource Health Corp., "A"*                       66,800         3,344,175
  Bristol-Myers Squibb Co.                            105,500         8,018,000
  Cardinal Health, Inc.                                35,000         2,318,750
  Cigna Corp.                                          29,700         5,446,237
  Columbia/HCA Healthcare Corp.                        95,000         2,998,438
  CVS Corp.                                            60,000         3,382,500
  Genesis Health Ventures, Inc.*                      137,100         4,781,363
  McKesson Corp.##                                     56,600         5,302,712
  Medpartners, Inc.*                                  206,000         4,403,250
  Mid Atlantic Medical Services, Inc.*                 33,400           515,613
  Rite Aid Corp.                                       95,000         4,755,938
  Smith's Food & Drug Centers, Inc., "B"*              77,500         4,243,125
  St. Jude Medical, Inc.*                             142,000         5,404,875
  United Healthcare Corp.                             286,100        13,911,612
                                                                  -------------
                                                                  $  71,031,194
--------------------------------------------------------------------------------
Technology - 32.7%
  3Com Corp.*                                          83,500     $   4,169,781
  Analog Devices, Inc.*                               139,400         4,617,625
  Ascend Communications, Inc.*                         65,000         2,758,438
  Aspect Telecommunications Corp.*                    225,000         4,950,000
  Atmel Corp.*                                        325,000        11,496,875
  Cisco Systems, Inc.*                                 42,000         3,165,750
  Compaq Computer Corp.*                              239,000        15,654,500
  Computer Associates International, Inc.             180,000        12,037,500
  Digital Equipment Corp.*                            275,000        11,825,000
  Intel Corp.                                          45,000         4,145,625
  International Business Machines Corp.                76,000         7,666,500
  Loral Space & Communications Corp.*                 435,000         7,612,500
  Microsoft Corp.*                                     35,000         4,626,563
  Oracle Systems Corp.*                               158,500         6,042,812
  Sony Corp. (Japan)                                   64,000         5,572,139
  Spectrum Holobyte, Inc.*                            869,200         4,183,025
  Sprint Corp.                                        110,000         5,170,000
  Sun Microsystems, Inc.*                             135,000         6,480,000
  Synopsys, Inc.*                                     145,000         5,020,625
  Teradyne, Inc.*                                     132,000         7,350,750
  Texas Instruments, Inc.                              70,000         7,953,750
  WorldCom, Inc.*                                     133,000         3,981,688
                                                                  -------------
                                                                  $ 146,481,446
--------------------------------------------------------------------------------
Other - 16.8%
  AGCO Corp.                                          190,000     $   6,175,000
  Equitable of Iowa Cos.                              145,000         9,443,125
  Jefferson Smurfit Corp.*                            135,000         2,624,063
  Keystone International, Inc.                        145,000         5,464,687
  Office Depot, Inc.*                                 323,600         5,966,375
  Stone Container Corp.                               253,900         4,379,775
  Tyco International Ltd.*                            445,000        34,904,687
  Wisconsin Central Transportation Corp.*             205,800         6,379,800
                                                                  -------------
                                                                  $  75,337,512
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $340,795,515)                      $ 432,590,436
--------------------------------------------------------------------------------
Convertible Bond
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
  Spectrum Holobyte, Inc., 6.5s, 2002 (Technology)##
    (Identified Cost, $560,000)                      $    560     $     403,900
--------------------------------------------------------------------------------
Short-Term Obligations - 2.0%
--------------------------------------------------------------------------------
  General Electric Capital Corp., due 9/02/97, at
    Amortized Cost                                   $  8,800     $   8,798,626
--------------------------------------------------------------------------------

Put Options Purchased - 1.6%
--------------------------------------------------------------------------------
ISSUER/EXPIRATION MONTH/STRIKE PRICE                CONTRACTS             VALUE
--------------------------------------------------------------------------------
  S & P 500 Index/March/875
   (Premiums Paid, $5,320,429)                          1,810     $   7,285,250
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $355,474,570)                 $ 449,078,212
--------------------------------------------------------------------------------
Call Options Written - (1.2)%
--------------------------------------------------------------------------------
3Com Corp.
  October/60                                            835       $  (114,812)
Aetna, Inc.
  January/115                                           230           (60,375)
AirTouch Communications, Inc.
  January/35                                          1,370          (368,188)
Atmel Corp.
  November/40                                         2,000          (400,000)
Bristol-Myers Squibb Co.
  December/95                                         1,000           (62,500)
Cigna Corp.
  October/200                                           150           (26,250)
Computer Associates International, Inc.
  October/80                                          1,000           (31,250)
Compaq Computer Corp.
  January/60                                            450        (1,350,000)
Cooper Cameron Corp.
  November/60                                         1,350        (1,147,500)
Digital Equipment Corp.
  October/45                                          1,500          (300,000)
Genesis Health Ventures, Inc.
  December/40                                         1,000           (56,250)
Harrah's Entertainment, Inc.
  November/25                                         2,350          (146,875)
HFS, Inc.
  January/65                                          1,400          (315,000)
International Business Machines Corp.
  January/120                                           460          (155,250)
Loral Space & Communications Corp.
  January/20                                          2,250          (210,938)
Microsoft Corp.
  October/150                                           350           (78,750)
Office Depot, Inc.
  October/20                                          1,500           (56,250)
Smith's Food & Drug Centers, Inc., "B"
  January/65                                            770           (38,500)
Telephone & Data Systems, Inc.
  November/45                                         2,000           (62,500)
Texas Instruments, Inc.
  October/125                                           700          (306,250)
Tyco International Ltd.
  October/95                                          2,178           (54,450)
United Healthcare Corp.
  December/60                                         1,400          (105,000)
Wisconsin Central Transportation Corp.
  January/40                                          1,750          (120,312)
WorldCom, Inc.
  December/37.5                                       1,320           (99,000)
--------------------------------------------------------------------------------
Total Call Options Written (Premiums Received,
  $5,098,759)                                                   $  (5,666,200)
Other Assets, Less Liabilities - 1.0%                               4,216,209
--------------------------------------------------------------------------------
Net Assets - 100.0%                                            $  447,628,221
--------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $355,474,570)       $449,078,212
  Cash                                                              71,733
  Receivable for investments sold                                6,955,635
  Receivable for Fund shares sold                                1,720,442
  Dividends and interest receivable                                 75,692
  Other assets                                                       3,297
                                                             -------------
      Total assets                                            $457,905,011
                                                             -------------
Liabilities:
  Payable for investments purchased                           $  4,052,035
  Payable for Fund shares reacquired                               138,726
  Written options outstanding, at value
   (premiums received, $5,098,759)                               5,666,200
  Payable to affiliates -
    Management fee                                                  27,611
    Administrative fee                                                 552
    Shareholder servicing agent fee                                  4,786
    Distribution and service fee                                   200,801
  Accrued expenses and other liabilities                           186,079
                                                             -------------
      Total liabilities                                      $  10,276,790
                                                             -------------
Net assets                                                   $ 447,628,221
                                                             =============

Net assets consist of:
  Paid-in capital                                             $292,536,744
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                          93,036,201
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               62,106,077
  Accumulated net investment loss                                  (50,801)
                                                             -------------
      Total                                                   $447,628,221
                                                             =============
Shares of beneficial interest outstanding                      26,628,795
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $288,226,715 / 17,148,342 shares of
    beneficial interest outstanding)                            $16.81
                                                                ======
  Offering price per share (100 / 94.25)                        $17.84
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $157,052,242 / 9,341,131 shares of
    beneficial interest outstanding)                            $16.81
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,349,264 / 139,322 shares of
    beneficial interest outstanding)                            $16.86
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                      $  1,584,274
    Interest                                                            253,981
    Foreign taxes withheld                                               (2,322)
                                                                   ------------
      Total investment income                                      $  1,835,933
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,864,061
    Trustees' compensation                                               46,635
    Shareholder servicing agent fee                                     338,341
    Shareholder servicing agent fee (Class A)                           112,975
    Shareholder servicing agent fee (Class B)                           101,851
    Distribution and service fee (Class A)                              836,020
    Distribution and service fee (Class B)                            1,405,119
    Administrative fee                                                   29,828
    Custodian fee                                                       147,918
    Postage                                                              78,101
    Printing                                                             59,523
    Auditing fees                                                        43,779
    Legal fees                                                            5,056
    Miscellaneous                                                       306,624
                                                                   ------------
      Total expenses                                               $  6,375,831
    Fees paid indirectly                                                (67,900)
                                                                   ------------
      Net expenses                                                 $  6,307,931
                                                                   ------------
        Net investment loss                                        $ (4,471,998)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 69,776,619
    Written options transactions                                         86,142
    Foreign currency transactions                                       (18,487)
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $ 69,844,274
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 73,137,532
    Written option transactions                                        (567,441)
    Translation of assets and liabilities in foreign currencies             (69)
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          translation                                              $ 72,570,022
                                                                   ------------
          Net realized and unrealized gain on investments
            and foreign currency                                   $142,414,296
                                                                   ------------
            Increase in net assets from operations                 $137,942,298
                                                                   ============
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1997                      1996
--------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $   (4,471,998)           $   (3,156,831)
  Net realized gain on investments and foreign currency
    transactions                                                  69,844,274                62,458,699
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          72,570,022               (45,740,086)
                                                              --------------            --------------
    Increase in net assets from operations                    $  137,942,298            $   13,561,782
                                                              --------------            --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $  (26,355,849)           $  (37,126,652)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (15,051,923)              (28,912,351)
                                                              --------------            --------------
    Total distributions declared to shareholders              $  (41,407,772)           $  (66,039,003)
                                                              --------------            --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                            $  128,378,865            $  105,543,935
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 38,469,332                60,342,057
  Cost of shares reacquired                                     (153,117,052)             (154,185,704)
                                                              --------------            --------------
    Increase in net assets from Fund share transactions       $   13,731,145            $   11,700,288
                                                              --------------            --------------
      Total increase (decrease) in net assets                 $  110,265,671            $  (40,776,933)

Net assets:
  At beginning of period                                         337,362,550               378,139,483
                                                              --------------            --------------

At end of period (including accumulated net investment
loss of $50,801 and $257,410, respectively)                   $  447,628,221            $  337,362,550
                                                              ==============            ==============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NINE MONTHS
                                                                     YEAR ENDED AUGUST 31,                 ENDED       PERIOD ENDED
                                                           ----------------------------------------      AUGUST 31,    NOVEMBER 30,
                                                               1997          1996            1995          1994           1993*
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout each period):

Net asset value - beginning of period                      $    13.16     $    15.55     $    13.41     $    15.50     $    15.68
                                                           ----------     ----------     ----------     ----------     ----------
Income from investment operations# -
 Net investment loss                                       $    (0.13)    $    (0.08)    $    (0.05)    $    (0.03)    $    (0.02)
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                                  5.46           0.58           3.22           0.77          (0.16)
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment
  operations                                               $     5.33     $     0.50     $     3.17     $     0.74     $    (0.18)
                                                           ----------     ----------     ----------     ----------     ----------
Less distributions declared to
 shareholders from net realized gain
 on investments and foreign currency transactions          $    (1.68)    $    (2.89)    $    (1.03)    $    (2.83)    $     --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                            $    16.81     $    13.16     $    15.55     $    13.41     $    15.50
                                                           ==========     ==========     ==========     ==========     ==========
Total return(+)                                                 43.92%          3.92%         26.12%          5.12%++       (5.99)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.43%          1.43%          1.46%          1.52%+         1.59%+
  Net investment loss                                           (0.93)%        (0.56)%        (0.34)%        (0.26)%+       (0.75)%+

Portfolio turnover                                                 96%           117%           115%            76%           106%

Average commission rate###                                 $   0.0569     $   0.0411     $     --       $     --       $     --

Net assets at end of period
 (000 omitted)                                             $  288,227     $  207,504     $  178,367     $  121,498     $  136,179

  *For the period from the commencement of the Fund's offering of Class A shares, September 20, 1993, through November 30, 1993.
  +Annualized.
 ++Not annualized.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NINE MONTHS
                                                                     YEAR ENDED AUGUST 31,                 ENDED         YEAR ENDED
                                                           ----------------------------------------      AUGUST 31,     NOVEMBER 30,
                                                               1997          1996            1995          1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout each period):
Net asset value - beginning of period                      $    13.14     $    15.46     $    13.35     $    15.49     $    15.42
                                                           ----------     ----------     ----------     ----------     ----------

Income from investment operations# -
 Net investment loss                                       $    (0.23)    $    (0.18)    $    (0.14)    $    (0.10)    $    (0.25)
 Net realized and unrealized gain
  on investments and foreign currency transactions               5.47           0.58           3.20           0.75           0.94
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                           $     5.24     $     0.40     $     3.06     $     0.65     $     0.69
                                                           ----------     ----------     ----------     ----------     ----------
Less distributions declared to
 shareholders from net realized gain
 on investments and foreign currency transactions          $    (1.57)    $    (2.72)    $    (0.95)    $    (2.79)    $    (0.62)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                            $    16.81     $    13.14     $    15.46     $    13.35     $    15.49
                                                           ==========     ==========     ==========     ==========     ==========
Total return                                                    42.95%          3.17%         25.19%          4.47%++        4.50%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                      2.11%          2.15%          2.18%          2.26%+         2.21%
 Net investment loss                                            (1.60)%        (1.27)%        (1.06)%        (1.01)%+       (1.55)%
Portfolio turnover                                                 96%           117%           115%            76%           106%
Average commission rate###                                 $   0.0569     $   0.0411     $    --        $     --       $     --
Net assets at end of period
 (000 omitted)                                             $  157,052     $  129,858     $  199,773     $  214,055     $  232,982

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                      1992       1991    1990       1989       1988     1987**
----------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout each period):
Net asset value - beginning of period                      $  13.00  $   9.23  $  11.32  $   7.86  $   6.94  $   6.50
                                                           --------  --------  --------  --------  --------  --------
Income from investment operations -
Net investment income (loss)                               $  (0.24) $  (0.12) $  (0.03) $   0.03  $   0.09  $   0.03
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions                                  2.66      3.89     (2.06)     3.51      0.89      0.42
                                                           --------  --------  --------  --------  --------  --------
Total from investment operations                           $   2.42  $   3.77  $  (2.09) $   3.54  $   0.98  $   0.45
                                                           --------  --------  --------  --------  --------  --------
Less distributions declared to
shareholders from net realized
gain on investments and foreign
currency transactions                                      $   --    $   --    $   --    $  (0.08) $  (0.06) $  (0.01)
                                                           --------  --------  --------  --------  --------  --------
Net asset value - end of period                            $  15.42  $  13.00  $   9.23  $  11.32  $   7.86  $   6.94
                                                           ========  ========  ========  ========  ========  ========
Total return                                                  18.62%    40.85%   (18.46)%   45.35%    14.06%     7.47%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                      2.37%     2.44%     2.50%     2.52%     2.31%     2.25%+
 Net investment income (loss)                                 (1.85)%   (1.00)%   (0.27)%    0.37%     1.08%     0.09%+
Portfolio turnover                                               22%       59%       79%       84%      146%      163%
Net assets at end of period
 (000 omitted)                                             $249,493  $190,232  $152,132  $180,416  $137,311  $134,762

**For the period from the commencement of the Fund's investment operations,
  December 29, 1986, through November 30, 1987.
 +Annualized.

See notes to financial statements

--------------------------------------------------------------------------------
                                               PERIOD ENDED AUGUST 31, 1997***
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $13.18
                                                                      ------

Income from investment operations# -
  Net investment loss                                                 $(0.07)
  Net realized and unrealized gain on investments
   and foreign currency
   transactions                                                         3.75
                                                                      ------
      Total from investment operations                                $ 3.68
                                                                      ------
Net asset value - end of period                                       $16.86
                                                                      ======
Total return                                                          27.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.07%+
  Net investment loss                                                (0.65)%+
Portfolio turnover                                                       96%
Average commission rate                                              $0.0569
Net assets at end of period (000 omitted)                            $ 2,349

***For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for the period are based on average shares outstanding. ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997, $4,678,607 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,010 for the year ended August 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $20,163 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $98,942 for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $43,967 for Class B shares for the year ended August 31, 1997. Fees incurred under the distribution plans during the year ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $190 and $101,980 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets of each class of shares at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $363,613,893 and $398,257,524, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $355,994,583
                                                               ============
Gross unrealized appreciation                                  $103,042,265
Gross unrealized depreciation                                    (9,958,636)
                                                               ------------
    Net unrealized appreciation                                $ 93,083,629
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                                         YEAR ENDED AUGUST 31, 1997           YEAR ENDED AUGUST 31, 1996
                                         --------------------------    ---------------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            5,344,407      $  80,513,731        4,380,258       $  63,996,858
Shares issued to shareholders in
 reinvestment of distributions         1,814,003         24,108,369        2,625,824          33,269,508
Shares transferred to Class I           (167,732)        (2,210,708)        --                 --
Shares reacquired                     (5,609,695)       (83,104,253)      (2,712,657)        (38,139,937)
                                       ---------      -------------       ----------       -------------
    Net increase                       1,380,983      $  19,307,139        4,293,425       $  59,126,429
                                       =========      =============       ==========       =============

Class B Shares

                                         YEAR ENDED AUGUST 31, 1997           YEAR ENDED AUGUST 31, 1996
                                         --------------------------    ---------------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,284,660      $  47,554,552        2,993,295       $  41,547,077
Shares issued to shareholders in
 reinvestment of distributions         1,075,701         14,360,963        2,128,326          27,072,549
Shares reacquired                     (4,899,090)       (69,295,923)      (8,163,355)       (116,045,767)
                                      ----------      -------------       ----------      --------------
    Net decrease                        (538,729)     $  (7,380,408)      (3,041,734)     $  (47,426,141)
                                      ==========      =============       ==========      ==============

Class I Shares

                                                       PERIOD ENDED
                                                   AUGUST 31, 1997*
                                         --------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                               23,376       $    310,582
Shares transferred from Class A          167,732          2,210,708
Shares reacquired                        (51,786)          (716,876)
                                         -------       ------------
    Net increase                         139,322       $  1,804,414
                                         =======       ============


*For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $3,405.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                                    1997 CALLS
                                                       -----------------------
                                                       CONTRACTS      PREMIUMS
------------------------------------------------------------------------------
Outstanding, Beginning of Period                           --          --
  Options written                                        30,985    $5,306,231
  Options terminated in closing transactions              1,672       207,472
                                                         ------    ----------
Outstanding, End of Period                               29,313    $5,098,759
                                                         ======    ==========

At August 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Managed Sectors
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund (one of the series constituting MFS Series Trust I) as of August 31, 1997, the related statement of operations for the year the ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended August 31, 1997, the nine months ended August 31, 1994, and each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Managed Sectors Fund at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MANAGED SECTORS FUND

TRUSTEES                                               SECRETARY
                                                       Stephen E. Cavan*
A. Keith Brodkin* - Chairman and President
                                                       ASSISTANT SECRETARY
Richard B. Bailey* - Private Investor;                 James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;              CUSTODIAN
Director, Cambridge Bancorp; Director,                 State Street Bank and Trust Company
Cambridge Trust Company
                                                       AUDITORS
Marshall N. Cohan - Private Investor                   Ernst & Young LLP

Lawrence H. Cohn, M.D. - Chief of Cardiac              INVESTOR INFORMATION
Surgery, Brigham and Women's Hospital;                 For MFS stock and bond market outlooks,
Professor of Surgery, Harvard Medical School           call toll free: 1-800-637-4458 anytime
                                                       from a touch-tone telephone.
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                For information on MFS mutual funds, call your
Chairman, Bank of N.T. Butterfield & Son Ltd.          financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Abby M. O'Neill - Private Investor;                    from 9 a.m. to 5 p.m. Eastern time (or leave a
Director, Rockefeller Financial Services, Inc.         message anytime).
(investment advisers)
                                                       INVESTOR SERVICE
Walter E. Robb, III - President and Treasurer,         MFS Service Center, Inc.
Benchmark Advisors, Inc. (corporate financial          P.O. Box 2281
consultants); President, Benchmark                     Boston, MA 02107-9906
Consulting Group, Inc. (office services);
Trustee, Landmark Funds (mutual funds)                 For general information, call toll free:
                                                       1-800-225-2606 any business day from
Arnold D. Scott* - Senior Executive Vice               8 a.m. to 8 p.m. Eastern time.
President, Director and Secretary,
Massachusetts Financial Services Company               For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from
Jeffrey L. Shames* - President and Director,           9 a.m. to 5 p.m. Eastern time. (To use this
Massachusetts Financial Services Company               service, your phone must be equipped with a
                                                       Telecommunications Device for the Deaf.)
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Ward Smith - Former Chairman (until 1994),             (1-800-637-8255) anytime from a touch-tone
NACCO Industries; Director, Sundstrand                 telephone.
Corporation
                                                       WORLD WIDE WEB
INVESTMENT ADVISER                                     www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street                                    [Dalbar   For the fourth year in a row, MFS
Boston, MA 02116-3741                                  Logo]     earned a #1 ranking in the DALBAR,
                                                                 Inc. Broker/Dealer Survey, Main Office
DISTRIBUTOR                                                      Operations Service Quality Category.
MFS Fund Distributors, Inc.                            The firm achieved a 3.42 overall score on a
500 Boylston Street                                    scale of 1 to 4 in the 1997 survey. A total of
Boston, MA 02116-3741                                  111 firms responded, offering input on the
                                                       quality of service they received from 29 mutual
PORTFOLIO MANAGER                                      fund companies nationwide. The survey contained
Kenneth J. Enright*                                    questions about service quality in 11
                                                       categories, including "knowledge of operations
TREASURER                                              contact," "keeping you informed," and "ease of
W. Thomas London*                                      doing business" with the firm.

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) MANAGED                                              BULK RATE
SECTORS FUND                                              U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE




(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                      MMS-2 10/97 49M 08/208/808

                                                             PROSPECTUS
                                                        JANUARY 1, 1998
                                           CLASS A SHARES OF BENEFICIAL
                                                               INTEREST
MFS(R) CASH                                CLASS B SHARES OF BENEFICIAL
RESERVE FUND                                                   INTEREST
(A member of the MFS Family of             CLASS C SHARES OF BENEFICIAL
  Funds(R))                                                    INTEREST


--------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS Cash Reserve Fund (the "Fund"), a diversified series of MFS Series Trust I (the "Trust"). The investment objective of the Fund is to provide as high a level of current income as is considered consistent with the preservation of capital and liquidity. The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Trust and Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission a Statement of Additional Information (the "SAI"), dated January 1, 1998, as amended or supplemented from time to time, which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 27 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
1.    Expense Summary.............................................    3
2.    Condensed Financial Information.............................    5
3.    The Fund....................................................    7
4.    Investment Objective and Policies...........................    8
5.    Certain Securities and Investment Techniques................    9
6.    Management of the Fund......................................   10
7.    Information Concerning Shares of the Fund...................   12
          Purchases...............................................   12
          Exchanges...............................................   16
          Redemptions and Repurchases.............................   17
          Distribution Plan.......................................   20
          Distributions...........................................   23
          Tax Status..............................................   24
          Description of Shares, Voting Rights and Liabilities....   24
          Performance Information.................................   25
8.    Shareholder Services........................................   26
      Appendix A..................................................  A-1
      Appendix B..................................................  B-1
      Appendix C..................................................  C-1
      Appendix D..................................................  D-1

1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:


                                              CLASS A       CLASS B       CLASS C
                                              -------       -------       -------
    Maximum Initial Sales Charge Imposed
      on Purchases (as a percentage of
      offering price)...................        None          None          None
    Maximum Contingent Deferred Sales
      Charge (as a percentage of
      original purchase price or
      redemption proceeds, as
      applicable).......................        None         4.00%         1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees (after applicable
      fee reduction)(1).................       0.45%         0.45%         0.45%
    Rule 12b-1 Fees.....................       0.00%(2)      1.00%(3)      1.00%(3)
    Other Expenses(4)...................       0.49%         0.49%         0.49%
                                               ----          ----          ----
    Total Operating Expenses (after
      applicable fee reduction)(5)......       0.94%         1.94%         1.94%


---------------

(1) The Adviser has voluntarily agreed to reduce its advisory fee to 0.45% per annum of the Fund's average daily net assets. This fee reduction may be rescinded at any time without notice to shareholders. Absent this reduction, management fees would have been 0.55% of the Fund's average daily net assets.


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/services fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Payment of the 0.25% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Distribution and service expenses paid under this Plan may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund -- Distribution Plan" below).

(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B and Class C shares. Distribution and service expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any contingent deferred sales charge (a "CDSC") payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(5) Absent the Management Fee reduction, "Total Operating Expenses" would have been 1.04%, 2.04%, and 2.04% for Class A, B and C shares respectively.


                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


            PERIOD               CLASS A          CLASS B             CLASS C
-------------------------------  -------       -------------       -------------
 1 year........................   $  10        $ 60     $ 20(1)    $ 30     $ 20(1)
 3 years.......................      30          91       61         61       61
 5 years.......................      52         125      105        105      105
10 years.......................     116         201(2)   199(2)     227      227


---------------

(1) Assumes no redemption.


(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying
CDSCs -- "Purchases"; (ii) management fees -- "Investment Adviser"; and (iii) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


Each class of shares of the Fund has been created primarily for the convenience of shareholders seeking a temporary investment vehicle pending an investment in the same class of shares of a Fund in the MFS Family of Funds. However, other money market funds managed by MFS have lower expense ratios than the Fund and, unlike the Fund, do not have Distribution Plans and, with respect to Class B shares, impose no CDSC upon redemption.

2.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                              FINANCIAL HIGHLIGHTS


                      CLASS A, CLASS B AND CLASS C SHARES



                                                                   CLASS A
                                           -------------------------------------------------------
                                                                            NINE
                                                                           MONTHS
                                              YEAR ENDED AUGUST 31,        ENDED       YEAR ENDED
                                           ---------------------------   AUGUST 31,   NOVEMBER 30,
                                            1997      1996      1995        1994         1993*
                                           -------   -------   -------   ----------   ------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period...  $  1.00   $  1.00   $  1.00     $ 1.00        $ 1.00
                                           -------   -------   -------     ------        ------
Net investment incomesec.................  $  0.05   $  0.04   $  0.05     $ 0.02        $ 0.01
                                           -------   -------   -------     ------        ------
Less distributions declared to
  shareholders from net investment
  income.................................    (0.05)    (0.04)    (0.05)     (0.02)        (0.01)
                                           -------   -------   -------     ------        ------
Net asset value -- end of period.........  $  1.00   $  1.00   $  1.00     $ 1.00        $ 1.00
                                           =======   =======   =======     ======        ======
Total return.............................    4.64%     4.75%     4.91%      2.89%+        2.28%+
                                           -------   -------   -------     ------        ------
Ratios (to average net
  assets)/Supplemental datasec.:
    Expenses##...........................    0.93%     0.84%     0.90%      0.86%+        0.92%+
                                           -------   -------   -------     ------        ------
    Net investment income................    4.54%     4.62%     4.94%      3.11%+        2.26%+
                                           -------   -------   -------     ------        ------
Net assets at end of period (000
  omitted)...............................  $45,007   $37,872   $10,852     $2,156        $   49
                                           -------   -------   -------     ------        ------


---------------


   * For the period from the inception of Class A shares, September 7, 1993, through November 30, 1993.
   + Annualized.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
sec. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income...............  $  0.04   $  0.04   $  0.05     $ 0.02        $ 0.01
     Ratios (to average net assets):
       Expenses##........................    1.03%     0.94%     1.00%      0.96%+        1.02%+
       Net investment income.............    4.44%     4.52%     4.84%      3.01%+        2.16%+

                                                         CLASS B
                       ---------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER
                            YEAR ENDED AUGUST 31,               NINE                  30,
                       --------------------------------     MONTHS ENDED      --------------------
                         1997        1996        1995      AUGUST 31, 1994      1993        1992
                       --------    --------    --------    ---------------    --------    --------
Per share data (for a
  share outstanding
  throughout each
  period):
Net asset value --
  beginning of
  period.............. $   1.00    $   1.00    $   1.00       $    1.00       $   1.00    $   1.00
                       --------    --------    --------       ---------       --------    --------
Net investment
  incomesec........... $   0.03    $   0.04    $   0.04       $    0.01       $   0.01    $   0.02
                       --------    --------    --------       ---------       --------    --------
Less distributions
  declared to
  shareholders from
  net investment
  income..............    (0.03)      (0.04)      (0.04)          (0.01)         (0.01)      (0.02)
                       --------    --------    --------       ---------       --------    --------
Net asset value -- end
  of period........... $   1.00    $   1.00    $   1.00       $    1.00       $   1.00    $   1.00
                       ========    ========    ========       =========       ========    ========
Total return..........    3.58%       3.64%       3.81%           1.79%+         1.16%       1.79%
                       --------    --------    --------       ---------       --------    --------
Ratios (to average net
  assets)/Supplemental
  data[sec.]:
    Expenses##........    1.95%       1.92%       1.93%           1.94%+         2.00%       2.22%
                       --------    --------    --------       ---------       --------    --------
    Net investment
      income..........    3.53%       3.58%       3.69%           1.88%+         1.19%       1.83%
                       --------    --------    --------       ---------       --------    --------
Net assets at end of
  period (000
  omitted)............ $244,416    $251,192    $166,519       $ 213,635       $155,274    $125,439
                       --------    --------    --------       ---------       --------    --------


---------------


   + Annualized.
  ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
sec. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
     Net investment
      income.......... $   0.03    $   0.04    $   0.04       $    0.01       $   0.01    $   0.02
     Ratios (to
      average net
      assets):
       Expenses##.....    2.05%       2.02%       2.03%           2.04%+         2.10%       2.32%
       Net investment
        income........    3.43%       3.48%       3.59%           1.78%+         1.09%       1.73%

                                                                                          CLASS C
                                                  CLASS B                            -----------------
                          -------------------------------------------------------
                                                                                        YEAR ENDED
                                          YEAR ENDED NOVEMBER 30,                       AUGUST 31,
                          -------------------------------------------------------    -----------------
                            1991        1990        1989        1988      1987**      1997      1996***
                          --------    --------    --------    --------    -------    -------    ------
Per share data (for a
 share outstanding
 throughout each
 period):
Net asset value --
 beginning of period...   $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00    $ 1.00
                          --------    --------    --------    --------    -------    -------    ------
   Net investment
     incomesec.........   $   0.04    $   0.06    $   0.07    $   0.06    $  0.04    $  0.03    $ 0.01
                          --------    --------    --------    --------    -------    -------    ------
Less distributions
 declared to
 shareholders from net
 investment income.....      (0.04)      (0.06)      (0.07)      (0.06)     (0.04)     (0.03)    (0.01)
                          --------    --------    --------    --------    -------    -------    ------
Net asset value -- end
 of period.............   $   1.00    $   1.00    $   1.00    $   1.00    $  1.00    $  1.00    $ 1.00
                          ========    ========    ========    ========    =======    =======    ======
Total return...........      4.56%       6.12%       7.34%       5.85%      4.42%+     3.60%     3.67%+
                          --------    --------    --------    --------    -------    -------    ------
Ratios (to average net
 assets)/Supplemental
 data[sec.]:
   Expenses##..........      2.04%       2.23%       2.24%       2.06%      2.06%+     1.95%     1.79%+
                          --------    --------    --------    --------    -------    -------    ------
   Net investment
     income............      4.53%       6.06%       7.10%       5.59%      5.59%+     3.57%     3.60%+
                          --------    --------    --------    --------    -------    -------    ------
Net assets at end of
 period (000
 omitted)..............   $161,040    $203,314    $146,885    $139,518    $83,845    $16,373    $6,642
                          --------    --------    --------    --------    -------    -------    ------


---------------


  **  For the period from the commencement of the Fund's investment operations,
      December 29, 1986 through November 30, 1987.
 ***  For the period from the inception of Class C shares, April 1, 1996 through August
      31, 1996.
   +  Annualized.
  ##  For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
sec.  The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
      Net investment
        income..........   $   0.04    $     --    $     --    $     --    $    --    $  0.03    $ 0.01
      Ratios (to average
        net assets):
       Expenses##.......      2.13%          --          --          --         --      2.05%     1.89%+
       Net investment
        income..........      4.44%          --          --          --         --      3.47%     3.50%+



3.  THE FUND



The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of thirteen series, which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to provide as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets under normal circumstances) in the following instruments:

        (i) obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency, authority or instrumentality thereof (including repurchase agreements collateralized by such securities);

        (ii) obligations of banks (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC"), provided that not more than 10% of the total assets of the Fund will be invested in such insured obligations;

        (iii) commercial paper which at the date of investment is rated A-1 by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Service, Inc. ("Fitch") or P-1 by Moody's Investors Service, Inc. ("Moody's"), if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's or Fitch; and

        (iv) short-term (maturing in 13 months or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or Fitch.

The Fund may also invest up to 20% of its total assets in debt instruments not specifically described in (i) through (iv) above, provided that such instruments are deemed by the Trustees to be of comparable high quality and liquidity. The Fund may invest its assets in the U.S. dollar-denominated securities of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein may involve a greater degree of risk than an investment in a fund which invests only in debt obligations of U.S. domestic issuers, due to the possibility that there may be less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Fund may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group, when in the opinion of the Adviser yield differentials and money market conditions suggest such investments are advisable and when cash is available for such investment and instruments are available for purchase which fulfill the Fund's objectives in terms of quality and marketability.

For a further description of the instruments and ratings discussed above and a description of the risks associated with such investments, see Appendices B, C and D to this Prospectus.

All the assets of the Fund will be invested in obligations which mature in less than 13 months and generally these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 13 months. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Under regulations currently in effect, the average maturity of the investments of the Fund may not exceed 90 days. The Fund does not intend to enter into options transactions.

For a discussion of the manner in which the Fund will calculate its yield, see the SAI.

The investment objective and policies described above may be changed without shareholder approval.


5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. government securities or a letter of credit).

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.

PORTFOLIO TRADING

The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. (See "Portfolio Transactions and Brokerage Commissions" in the SAI.)


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.



The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


6.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Geoffrey L. Kurinsky has been the Fund's portfolio manager since January 1, 1992. Mr. Kurinsky, a Senior Vice President of the Adviser, has been an Investment Analyst with the Adviser since 1987. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to 0.55% of the Fund's average daily net assets for its then-current fiscal year. The Adviser agreed voluntarily to reduce its fee with respect to the Fund to 0.45% of the Fund's average daily net assets. This temporary fee reduction for the Fund may be rescinded at any time by the Adviser, upon written notice to the Fund, as to fees accruing after the date of such rescission. For the Fund's fiscal year ended August 31, 1997, MFS received management fees under the Advisory Agreement of $1,509,721 (0.55% of the Fund's average daily net assets) before a reduction of $273,794.



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS Institutional Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.)

("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 29, 1997. As of such date, the MFS organization managed approximately $44.2 billion of assets invested in equity securities and approximately $20.1 billion of assets invested in fixed income securities. Approximately $4.1 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.), which is a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott and John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., James O. Yost, Ellen M. Moynihan, Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

7.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES


Class A, B and C shares of the Fund may be purchased at net asset value through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may charge their customers fees relating to investments in the Fund.


This Prospectus offers Class A, Class B and Class C shares, which bear distribution fees in different forms and amounts and which, in the case of Class B shares, are offered subject to a CDSC as described below:

CLASS A SHARES:  Class A shares are offered at net asset value per share.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                         YEAR OF                  CONTINGENT
                        REDEMPTION              DEFERRED SALES
                      AFTER PURCHASE                CHARGE
                --------------------------      ---------------
                First.....................              4%
                Second....................              4%
                Third.....................              3%
                Fourth....................              3%
                Fifth.....................              2%
                Sixth.....................              1%
                Seventh and following.....              0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for a further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System") and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above only under limited circumstances, as explained below. With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. Circumstances under which sales charges imposed on Class B shares are waived are described above. The CDSC imposed upon redemption of Class C shares is waived in the same circumstances that apply to the waiver of the Class B CDSC. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below). In addition, MFD or its affiliates may from time to time pay dealers an additional commission equal to 0.50% of the net asset value of all Class C shares sold by such dealer during the sale period.

Class C shares are not currently available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS funds.


DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of
Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES

Subject to the requirements set forth below, some or all of the Class B and Class C shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for Class B or Class C shares of any of the other MFS Funds (if available for sale) at net asset value. With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange, and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

Class A shares may be exchanged for Class A shares of any of the other MFS Funds at net asset value plus their normal sales charge (if available for sale). However, this sales charge will not apply to: (i) shares exchanged from the Fund acquired by an exchange from any other MFS Fund; (ii) shares exchanged from the Fund acquired by automatic investment of dividends from any other MFS Fund; or
(iii) shares exchanged from the Fund where the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value without the imposition of a sales charge had the shareholder made a direct investment in the MFS Fund into which the exchange is being made. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions and Repurchases -- Redemptions By Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption), normally $1.00, or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day.

Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designated to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the

Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class B shares or Class C shares ("Direct Purchases") will be subject to a CDSC upon redemption for a period of (i) with respect to Class C shares, 12 months, or (ii) with respect to Class B shares, six years. Class B shares and Class C shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993 and Class C shares, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption of Class B or Class C shares, the amount by which the value of a shareholder's Class B or Class C shares account represented by Direct Purchases exceeds the sum of (i) the six calendar year aggregations of Direct Purchases for Class B shares, and (ii) 12 months of Direct Purchases for Class C shares may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of Class B or Class C shares, (i) any Free Amount is not subject to the CDSC and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC for Class B shares will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their Class B or Class C shares have a one-time right to reinvest the redemption proceeds in Class B or Class C shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase for Class B shares and within one year for Class C shares, a CDSC will be imposed upon redemption. Shareholders of the Fund who have acquired Class A shares of the

Fund by exchange from any other MFS Fund or by automatic investment of dividends from other MFS Funds and who have redeemed such Class A shares have a one-time right to reinvest the redemption proceeds in Class A shares of any of the MFS Funds (if shares of that Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinvestment Privilege. If the Class A shares credited for any CDSC paid are then redeemed within twelve months of the initial purchase, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."


FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.


SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies, as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.


FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.


CLASS A SHARES. Class A shares are generally offered at net asset value without an initial sales charge. See "Purchases -- Class A Shares" above.


The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See
"Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% per annum of the average daily net assets attributable to Class C shares in order that MFD may pay expenses on behalf of the Fund relating to the servicing of Class C shares. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class C shares owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain service fees for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

The Distribution Plan also provides that the Fund may pay MFD a distribution fee equal to 0.75% per annum of the Fund's average daily net assets attributable to Class C shares as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

As discussed under the caption "Purchases" above, Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

Fees payable under the Class C Distribution Plan are charged to, and therefore reduce, income allocated to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.00%, 1.00% and 1.00% per annum, respectively. Payment of the 0.25% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.


DISTRIBUTIONS

The net income of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on such Exchange. All the net income, as defined in the SAI, of each class so determined is declared as a dividend to shareholders of record of that class at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are generally distributed with respect to each class of shares on the last business day of each month in the form of additional shares of that class at the rate of one share (and fraction thereof) for each one dollar (and fraction thereof) of dividend income attributable to that class, or, at the election of the shareholder, in cash; except that if a shareholder redeems the entire amount in his account with the Fund at any time during the month, all dividends declared by the Fund during the month through the date of redemption will be paid to him at the same time as the proceeds from the redemption of his shares. (For taxation information on distributions, see "Tax Status" below.) Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The determination of the net income of each class of shares of the Fund is made each day just prior to the determination of the net asset value per share of each class of shares of the Fund (i.e., the value of the net assets attributable to that class divided by the number of shares of the class outstanding). The net income of each class of shares is declared as a dividend each time the net income of the class is determined. Consequently, the net asset value per share of each class of shares remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his account.

It is expected that each class of shares of the Fund will have a positive net income at the time of each determination thereof. If for any reason the net income of the Fund determined at any time is a negative amount, the Fund will first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to such account. Then, to the extent necessary, the Fund will reduce the number of its outstanding shares by treating each of its shareholders as having contributed to its capital that number of full and fractional shares in the account of such shareholder which represents his proportion of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. This procedure will permit the net asset value per share of each class of shares of the Fund to be maintained at a constant $1.00 per share.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements set out in the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisers in this regard.



Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gains are taxable), the portion, if any, representing a return of capital (which is free of current taxes but which results in a basis reduction), the portion representing interest on U.S. Government obligations, and the amount, if any, of federal income tax withheld.



The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund, one of thirteen series of the Trust, has three classes of shares, entitled Class A, Class B Shares and Class C shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case shares of each class of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election or selection of Trustees and accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution

Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of each class of the Fund represents an equal proportionate interest in the Fund, subject to the liabilities of that class, with each other share of the Fund. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should a series of the Fund be liquidated, the shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund may advertise its yield and effective yield for each class of shares. Both yield and effective yield are based on historical earnings and are not intended to indicate future performance. The yield of a class of shares of the Fund refers to the income allocable to that class generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the class of shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield and effective yield calculations for Class B and Class C shares assumes no CDSC is paid. These yield quotations should not be considered as representative of the yield of a class of shares of the Fund in the future.


The yield of shares of the Fund will vary based on the type, quality, and maturities of the securities held in the portfolio, and fluctuations in short-term interest rates; in addition to the foregoing, the yield of a particular class will vary based on changes in the expenses of the Fund and expenses allocated to particular classes. For a discussion of the manner in which the Fund will calculate its yield, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1997, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number.) In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

8.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends reinvested in additional shares. This option will be assigned if no other option is specified.

    -- Dividends in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by a reasonable period of time prior to the payment date for a dividend in order to be effective for that dividend. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders and may be changed or discontinued at any time by a shareholder or the Fund.

    INVESTMENT AND WITHDRAWAL BY TELEPHONE (AUTOBUY PRIVILEGE): Shareholders of any MFS Fund may purchase shares of any MFS Fund by telephone, a privilege known as the "Autobuy Privilege." The Autobuy Privilege allows shareholders to call MFS and have money transferred from a checking or savings account into their MFS account. Once enrolled, a shareholder can initiate a transaction ($50 minimum/$100,000 maximum) by calling MFS before 4:00 (eastern time). The share price and trade date will be effective on the same day that the Autobuy Privilege request is received. The Autobuy Privilege is available for any class of shares of any MFS Fund made available to the general public.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of distributions of dividends and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such fund are available for sale (and without any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP.

DOLLAR COST AVERAGING PROGRAMS


    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                            ------------------------


The Fund's SAI, dated January 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) investment techniques and restrictions,
(ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of distributions, (vi) the Distribution Plan, and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which the contingent deferred sales charge is waived for Class B and Class C shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


 1. DIVIDEND REINVESTMENT

   - Shares acquired through dividend or capital gain reinvestment; and

   - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

 2. CERTAIN ACQUISITIONS/LIQUIDATIONS

   - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

 3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

   - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


   - Trustees and retired trustees of any investment company for which MFD serves as distributor;


   - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


   - Employees or registered representatives of dealers;


   - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the Shares; and

   - Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").

 4. INVOLUNTARY REDEMPTIONS

   - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

 5. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

   - Death or disability of the IRA owner; and

   - Distributions made on or after the IRA owner has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

   SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

   - Death, disability or retirement of 401(a) or ESP Plan participant;

   - Distributions made on or after the 401(a) or ESP Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

   - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

   - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

   - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

   - Tax-free return of excess 401(a) or ESP Plan contributions;

   - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent");

   - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
     (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds; and

   - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

   SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

   - Death or disability of SRO Plan participant;

   - Distributions made on or after the SRO Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

   SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

   - Death or disability of a SAR-SEP Plan participant; and

   - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules.

 6. CERTAIN TRANSFERS OF REGISTRATION. SHARES TRANSFERRED:

  - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

  - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


 7. LOAN REPAYMENTS



  - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).



 8. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS



  - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.



 9. SYSTEMATIC WITHDRAWAL PLAN



  - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.



10. DEATH OF OWNER


  - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.


11. DISABILITY OF OWNER


  - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

                                   APPENDIX B

DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX C

DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P and Moody's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX D

DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

                        MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS SERVICES

AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                                             -------------------
                                                                  Bulk Rate
                                                                 U.S. Postage
                                                                    Paid
                                                                    MFS
                                                             -------------------
[MFS LOGO]
We invented the mutual fund[SM]

MFS(R) CASH RESERVES FUND

500 Boylston Street, Boston, MA 02116-3741



This is your fund's current prospectus.
Please keep it with your financial
records because it provides important facts about your investment.

[MFS LOGO]


MFS(R) CASH                             STATEMENT OF
RESERVE FUNDSM                          ADDITIONAL INFORMATION
(A member of the MFS Family of
Funds(R))                               January 1, 1998
---------------------------------------------------------------



                                                                                              Page
                                                                                              -----
  1.  Definitions...........................................................................      2
  2.  Certain Securities and Investment Techniques..........................................      2
  3.  Investment Restrictions...............................................................      2
  4.  Management of the Fund................................................................      4
          Trustees..........................................................................      4
          Officers..........................................................................      4
          Trustee Compensation Table........................................................      5
          Investment Adviser................................................................      6
          Custodian.........................................................................      6
          Administrator.....................................................................      7
          Shareholder Servicing Agent.......................................................      7
          Distributor.......................................................................      7
  5.  Portfolio Transactions and Brokerage Commissions......................................      7
  6.  Shareholder Services..................................................................      8
          Investment and Withdrawal Programs................................................      8
          Exchange Privilege................................................................     10
          Tax-Deferred Retirement Plans.....................................................     11
  7.  Tax Status............................................................................     11
  8.  Net Income and Distributions..........................................................     12
  9.  Performance Information...............................................................     12
 10.  Distribution Plan.....................................................................     14
 11.  Description of Shares, Voting Rights and Liabilities..................................     15
 12.  Independent Auditors and Financial Statements.........................................     15
      Appendix A -- Performance Information.................................................    A-1


MFS CASH RESERVE FUND
A Series of MFS Series Trust I
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"               --   MFS(R) Cash Reserve Fund, a
                          series of MFS Series Trust I
                          (the "Trust"), a
                          Massachusetts business
                          trust. The Trust was previ-
                          ously known as "MFS Lifetime
                          Managed Sectors Fund" prior
                          to August 1, 1993. On August
                          3, 1992, the Trust changed
                          its name from "Lifetime
                          Managed Sectors Trust." The
                          Fund is the successor to MFS
                          Lifetime Money Market Fund,
                          which was reorganized as a
                          series of the Trust on
                          September 7, 1993.
"MFS" or the         --   Massachusetts Financial
  "Adviser"               Services Company, a Delaware
                          corporation.
"MFD"                --   MFS Fund Distributors, Inc.,
                          a Delaware corporation.
"Prospectus"         --   The Prospectus of the Fund,
                          dated January 1, 1998, as
                          amended or supplemented from
                          time to time.



2. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



The Fund's investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.


SECURITIES LENDING

The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS

As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

3. INVESTMENT RESTRICTIONS


The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI means the lesser of (i) more than 50% of the outstanding shares of the Trust (or of a series or a class, as applicable) or (ii) 67% or more of the outstanding shares of the Trust (or of a series or a class, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or of a series or a class, as applicable) are represented in person or by proxy). Except for Investment Restriction (1) and the Fund's nonfundamental investment restriction regarding illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Invest more than 25% of its total assets (taken at market value) in any one industry; provided, however, that (a) there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (b) the Fund may invest up to 75% of its assets in all finance companies as a group, all bank and bank holding companies as a group and all utility companies as a group when in the opinion of the Adviser yield differentials and money market conditions suggest and when cash is available for such investment and instruments are available for purchase which fulfill the Fund's objective in terms of quality and marketability.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

    (7) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose all indebtedness of an issuer maturing in less than one year shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (8) Invest for the purpose of exercising control or management.

    (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

    (11) Make short sales of securities.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES

The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

These operating policies are not fundamental and may be changed without shareholder approval.

4. MANAGEMENT OF THE FUND

The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Their titles may have varied during that period.

TRUSTEES


A. KEITH BRODKIN*, Chairman and President (born 8/4/35)

Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY* (born 9/14/26)

Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN (born 11/14/26)

Private Investor. Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D. (born 3/11/37)

Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery. Address: 75 Francis Street, Boston, Massachusetts


THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)


Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (prior to November, 1997) Address: 21 Reid Street, Hamilton, Bermuda



ABBY M. O'NEILL (born 4/27/28)

Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director. Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III (born 8/18/26)

Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee. Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)

Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary


JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, President


J. DALE SHERRATT (born 9/23/38)

Insight Resources, Inc. (acquisition planning specialists), President. Address:
  One Liberty Square, Boston, Massachusetts

WARD SMITH

NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director. Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS


W. THOMAS LONDON*, Treasurer (born 3/1/44)

Massachusetts Financial Services Company, Senior Vice President


JAMES O. YOST*, Assistant Treasurer (born 6/12/60)

Massachusetts Financial Services Company, Vice President


ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)



MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)


Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)



STEPHEN E. CAVAN*, Secretary and Clerk (born 11/6/53)

Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.*, Assistant Secretary (born 3/6/59)


Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

---------------

* "Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable under, the retirement plan.

                           TRUSTEE COMPENSATION TABLE



                                                        RETIREMENT BENEFIT         ESTIMATED          TOTAL TRUSTEE FEES
                                     TRUSTEE FEES       ACCRUED AS PART OF       CREDITED YEARS         FROM FUND AND
               TRUSTEE               FROM FUND(1)        FUND EXPENSE(1)         OF SERVICE(2)         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey....................    $3,725               $1,005                   10                  $247,168
A. Keith Brodkin.....................       -0-                  -0-                  N/A                       -0-
Marshall N. Cohan....................     4,175                2,050                   14                   149,258
Dr. Lawrence Cohn....................     3,500                  730                   18                   136,508
Sir David Gibbons....................     3,725                1,642                   13                   136,508
Abby M. O'Neill......................     3,725                  837                   10                   123,758
Walter E. Robb, III..................     4,175                2,050                   15                   149,258
Arnold D. Scott......................       -0-                  -0-                  N/A                       -0-
Jeffrey L. Shames....................       -0-                  -0-                  N/A                       -0-
J. Dale Sherratt.....................     5,300                  820                   20                   149,258
Ward Smith...........................     5,300                1,025                   13                   149,258



(1) For fiscal year ended August 31, 1997.


(2) Based on normal retirement age of 75. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.


(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).


            ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                                                           YEARS OF SERVICE
                                                ----------------------------------------------------------------------
                       AVERAGE TRUSTEE FEES              3                        5                        7
----------------------------------------------------------------------------------------------------------------------
                              $3,150                     $472                    $  787                   $1,102
                               3,686                      553                       921                    1,290
                               4,222                      633                     1,055                    1,478
                               4,757                      714                     1,189                    1,665
                               5,293                      794                     1,323                    1,853
                               5,829                      874                     1,457                    2,040


                         10 OR MORE
----------------------------------------------
                           $1,575
                            1,843
                            2,111
                            2,379
                            2,647
                            2,914


(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


As of November 29, 1997, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.



As of November 29, 1997, Worldwide Transactions Limited, Attn: Ian Dickson, Washington Mall West, Reid Street, 4th Floor, Hamilton, Bermuda HM11, was the record owner of 5.96% of the outstanding Class A Shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER


MFS, together with its predecessor organizations, has a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



INVESTMENT ADVISORY AGREEMENT



The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to the sum of 0.55% of the Fund's average daily net assets. The Adviser agreed voluntarily to reduce its fee with respect to the Fund to 0.45% of the Fund's average daily net assets. This temporary fee reduction for the Fund may be rescinded at any time by the Adviser, upon written notice to the Fund, as to fees accruing after the date of such rescission.



For the Fund's fiscal years ended August 31, 1997, 1996 and 1995, the Adviser received management fees under the Fund's Advisory Agreement of $1,509,721, $1,191,151 and $1,134,567 (before reductions of $273,794, $215,813 and
$206,280), respectively.



The Fund pays all of the Fund's expenses (other than those assumed by MFS or MFD) including: Trustee fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to that Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of the Adviser for the fiscal year ended August 31, 1997, see "Statement of Operations" in the Fund's Annual Report to shareholders dated August 31, 1997 incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs (with the exception of the services, facilities and personnel provided by the Shareholder Servicing Agent or the Custodian, see below).


The Advisory Agreement with the Fund will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each class and public offering price of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

ADMINISTRATOR: MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through August 31, 1997, MFS received fees under the Administrative Services Agreement of $23,063.


SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Fund, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated as of January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where the SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares is their net asset value next computed after the sale.

CLASS B AND CLASS C SHARES: MFD acts as agent in selling Class B and Class C shares of the Fund to dealers. The public offering price of Class B and Class C shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the fiscal year ended August 31, 1997, the Contingent Deferred Sales Charges ("CDSC") imposed on redemption of Class A shares was $49. During the fiscal years ended August 31, 1997, 1996 and 1995, the CDSC imposed on redemption of Class B shares was $1,111,045, $793,596 and $769,924, respectively. During the fiscal year ended August 31, 1997 and the period from April 1, 1996 through August 31, 1996, the CDSC imposed on shareholder redemptions of Class C shares was $24,444 and $2,440, respectively.



The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5. PORTFOLIO TRANSACTIONS AND
   BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


Most of the transactions of the Fund are principal transactions and thus do not involve the payment of brokerage commissions. For the Fund's fiscal years ended August 31, 1997, 1996 and 1995, no brokerage commissions were paid by the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS

The Fund makes available programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work, as described below. The programs involve no extra charge to shareholders and may be changed or discontinued at any time by a shareholder or the Fund.

DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC (e.g., Class A shares purchased by exchange from another MFS Fund that imposes a CDSC). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's Fund account for investment in the same class of shares of other MFS funds, selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending on whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in the Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered;

if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Holders of Class B or Class C shares of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of the Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if such shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares, or within 12 months of the initial purchase for certain Class A and Class C share purchases, a CSDC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same Fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please consult your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below and the limitations described under "Exchanges" in the Prospectus, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for the shares of the same class of any other MFS Fund (if available for sale) at net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent in writing or by telephone on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of the Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by MFD, the trustee or the custodian, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

7. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income are taxable to the shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income or losses. Investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on the Fund.


Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends or other payments made to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments which have been subject to 30% withholding.

As long as the Fund qualifies as a regulated investment company under the Code, it will not be subject to any Massachusetts excise or income taxes.


Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

8. NET INCOME AND DISTRIBUTIONS


As described in "Distributions" in the Prospectus, the net income attributable to each class of shares of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) (For taxation information on distributions, see "Tax Status" above.)


For this purpose, the net income attributable to each class of shares of the Fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income attributable to that class accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses attributable to that class determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the Fund attributable to that class. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The Fund will limit its portfolio investments to those U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. The Fund has also agreed to maintain a dollar weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize the net asset value per share of each class of the Fund, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Trustees determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, they will take corrective action as they regard as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share of each class (i.e., the value of the net assets of the Fund attributable to that class divided by the number of shares of the class outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in his account.

It is expected that each class of shares of the Fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the Fund could reduce the number of its outstanding shares by treating each shareholder of the Fund as having contributed to its capital that number of full and fractional shares of the Fund in the account of such shareholder which represents his proportion of such excess. Each shareholder of the Fund will be deemed to have agreed to such contribution in these circumstances by its investment in the Fund. This procedure would permit the net asset value per share of each class of the Fund to be maintained at a constant $1.00 per share.

9. PERFORMANCE INFORMATION

The Fund will provide current annualized and effective annualized yield quotations based on the daily dividends of each class of shares of the Fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

YIELD: Any current yield quotation of each class of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of each class of the Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of each class of the Fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the Fund's expenses.


The yield calculations assume no CDSC is paid. Yield quotations for each class of shares is presented in Appendix A attached hereto under the heading "Performance Quotations."



PERFORMANCE RESULTS -- The performance results presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment in Class B shares of $10,000, and cover the period from January 1, 1987 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results provided by the Fund should not be considered as representative of the performance of the Fund in the future. Current yield and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).



GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon
K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(TM)program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first
     Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders of experts.

10. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid; (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amounts as may be determined from time to time by MFD; or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel or office expense equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1997, the Fund paid the following Distribution Plan expenses:



                                         AMOUNT OF     AMOUNT OF
                           AMOUNT OF    DISTRIBUTION  DISTRIBUTION
                          DISTRIBUTION  AND SERVICE   AND SERVICE
                          AND SERVICE      FEES          FEES
                           FEES PAID     RETAINED      RECEIVED
    CLASS OF SHARES         BY FUND       BY MFD      BY DEALERS
------------------------  -----------   -----------   -----------
Class B Shares..........  $ 2,281,359   $ 1,746,133    $  535,226
Class C Shares..........  $   120,624   $        15    $  120,609



GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan

Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interest person" has any financial interest in any Distribution Plan or in any related agreement.

11. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Trust's Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust, as amended, further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares, Class A shares, Class B shares and Class C shares, of the Fund, as well as Class A, B, C and I shares for three of the Trust's other series, Class A and I shares for eight of the Trust's other series and Class A, B and I shares for one of the Trust's other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases-Conversion of Class B Shares" in the Prospectus). The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

12. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at August 31, 1997, the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the year ended August 31, 1997, the Statement of Changes in Net Assets for the two years ended August 31,

1997 and 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A


                       PERFORMANCE RESULTS AND QUOTATIONS

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                              PERFORMANCE RESULTS

                                 CLASS B SHARES


                                                                  VALUE OF        VALUE OF
                                                                  INITIAL          CAPITAL         VALUE OF
                                                                  $10,000           GAIN          REINVESTED      TOTAL
                         YEAR ENDED                              INVESTMENT     DISTRIBUTIONS     DIVIDENDS       VALUE
------------------------------------------------------------------------------------------------------------------------
December 31, 1987............................................     $ 10,000           $ 0            $  428       $10,428
December 31, 1988............................................       10,000             0             1,049        11,049
December 31, 1989............................................       10,000             0             1,847        11,847
December 31, 1990............................................       10,000             0             2,578        12,578
December 31, 1991............................................       10,000             0             3,115        13,115
December 31, 1992............................................       10,000             0             3,327        13,327
December 31, 1993............................................       10,000             0             3,484        13,484
December 31, 1994............................................       10,000             0             3,801        13,801
December 31, 1995............................................       10,000             0             4,350        14,350
December 31, 1996............................................       10,000             0             4,858        14,858



Explanatory Notes:

The results take into account the annual distribution fee but not the CDSC. No adjustment has been made for income taxes, if any, payable by shareholders.

                             PERFORMANCE QUOTATIONS


All performance quotations are as of August 31, 1997.



                                                                                          7-DAY          7-DAY
                                                                                         CURRENT       EFFECTIVE
                                                                                        ANNUALIZED     ANNUALIZED
                                                                                          YIELD          YIELD
-----------------------------------------------------------------------------------------------------------------
Class A shares......................................................................       4.64%          4.75%
Class B shares......................................................................       3.66%          3.73%
Class C shares......................................................................       3.66%          3.73%

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617)954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617)954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank & Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800)225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
CASH RESERVE
FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS LOGO]                                           MCR-13-1/97/500  01/201/301

[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997

MFS(R) CASH RESERVE FUND

[Graphic omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  3
Portfolio Concentration ...................................................  3
Fund Facts ................................................................  3
Portfolio of Investments ..................................................  4
Financial Statements ......................................................  5
Notes to Financial Statements ............................................. 11
Independent Auditors' Report .............................................. 16
Trustees and Officers ..................................................... 17

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o THE ANNUALIZED COMPOUNDED YIELD ON AN INVESTMENT IN CLASS A SHARES OF THE FUND FOR THE SEVEN-DAY PERIOD ENDED AUGUST 31, 1997, ROSE TO 4.75%, FROM 4.71% ON AUGUST 31, 1996, WHILE THE YIELDS ON CLASS B AND CLASS C SHARES ROSE TO 3.73%, FROM 3.60% AND 3.70%, RESPECTIVELY.

   o ON MARCH 25, 1997, THE FEDERAL RESERVE BOARD RAISED THE FEDERAL FUNDS RATE 0.25%, FROM 5.25% TO 5.50%. AS A RESULT, YIELDS ON 90-DAY COMMERCIAL PAPER HAVE RISEN APPROXIMATELY 20 BASIS POINTS (0.20%) OVER THE PAST YEAR.

   o THE FUND'S AVERAGE MATURITY OF 39 DAYS IS SHORTER THAN THE IBC DONOGHUE INDEX OF 63 DAYS BECAUSE THE FUND IS SEEKING TO TAKE ADVANTAGE OF THE HIGHER YIELDS THAT WILL RESULT IF THE ECONOMY BEGINS TO ACCELERATE.

   o APPROXIMATELY 39% OF THE FUND'S NET ASSETS ARE INVESTED IN COMMERCIAL PAPER, WITH THE BALANCE INVESTED IN U.S. GOVERNMENT-GUARANTEED SECURITIES, A REFLECTION OF THE NARROW YIELD SPREADS BETWEEN GOVERNMENT-AGENCY OBLIGATIONS AND COMMERCIAL PAPER.

--------------------------------------------------------------------------------

TAX FORM SUMMARY

In January 1998, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

September 15, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Geoffrey L. Kurinsky]

Dear Shareholders:
Since August 31, 1996, short-term interest rates have moved modestly higher. As a result, the annualized compounded yield on an investment in Class A shares of the Fund for the seven-day period ended August 31, 1997, rose to 4.75%, from 4.71% at the beginning of the period. The annualized compounded yield on an investment in Class B shares rose to 3.73%, from 3.60%, and in Class C shares to 3.73%, from 3.70%.

On March 25, 1997, the Federal Reserve Board raised the federal funds rate (the interest rate charged by banks to other banks in need of overnight loans) 25 basis points (0.25%), from 5.25% to 5.50%. As a result, yields on 90-day commercial paper have risen approximately 20 basis points (0.20%) over the past year. In the next few months, we expect short-term rates to remain stable, with a possible tightening by year-end if the economy shows signs of inflationary pressures.

The Fund's average maturities have been relatively neutral to short over the past 12 months. The average maturity of the Fund as of August 31, 1997, was 39 days, versus 41 days on August 31, 1996. This is shorter than the IBC Donoghue Index of 63 days because the Fund is seeking to take advantage of the higher yields that will result if the economy begins to accelerate.

The portfolio continues to include only the highest-quality corporate, bank, and government securities in order to help provide investors with security against credit risk. On August 31, 1997, approximately 39% of the Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. (Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.) The large position in government-guaranteed paper is due to the narrow yield spreads between government-agency obligations and commercial paper. We believe this emphasis on quality should allow the Fund to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

Respectfully,

/s/ Geoffrey L. Kurinsky

Geoffrey L. Kurinsky
Portfolio Manager

--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND THE BOSTON UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE HAS MANAGED MFS(R) CASH RESERVE FUND SINCE 1992.

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

Commercial Paper                            39.2%
Repurchase Agreements                       20.1%
Other Sectors                                4.4%
U. S. Government & Agency Obligations       36.3%


--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:               THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK AS HIGH A
                           LEVEL OF CURRENT INCOME AS IS CONSIDERED CONSISTENT
                           WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY.
                           INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR
                           GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO
                           ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A
                           STABLE NET ASSET VALUE.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   CLASS A SHARES:  SEPTEMBER 7, 1993
                           CLASS B SHARES:  DECEMBER 29, 1986
                           CLASS C SHARES:  APRIL 1, 1996

  SIZE:                    $305.8 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1997

Commercial Paper - 39.2%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)             VALUE
------------------------------------------------------------------------------------------------
  American Express Credit Corp., due 9/23/97                           $ 8,000      $  7,973,258
  Atlantic Richfield Co., due 9/09/97                                    6,000         5,992,720
  Bank of America Federal Savings Bank, due 12/17/97                     7,000         6,884,321
  Bankers Trust New York Corp., due 10/08/97                             5,000         4,971,736
  Beneficial Corp., due 9/24/97                                          7,000         6,975,448
  Carolina Power & Light Co., due 10/29/97                               5,000         4,955,614
  Coca-Cola Co., due 10/17/97                                            7,500         7,447,771
  du Pont (E.I.) de Nemours & Co., due 11/25/97 - 12/05/
    97                                                                  10,000         9,861,583
  Ford Motor Credit Corp., due 10/07/97                                  7,000         6,961,360
  General Electric Capital Corp., due 11/17/97                           7,300         7,213,031
  Goldman Sachs Group LP, due 9/19/97                                    5,000         4,986,250
  GTE Funding, Inc., due 9/08/97                                         6,000         5,993,560
  Hershey Foods Corp., due 10/30/97 - 12/04/97                          11,000        10,874,504
  Merrill Lynch & Co., Inc., due 10/21/97                                8,000         7,938,778
  PepsiCo, Inc., due 9/22/97                                             7,000         6,977,623
  Procter & Gamble Co., due 12/19/97                                     7,000         6,884,066
  Toys-R-Us, Inc., due 9/10/97                                           7,000         6,990,410
------------------------------------------------------------------------------------------------
Total Commercial Paper                                                              $119,882,033
------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 36.3%
------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 10/01/97 - 1/06/98                     $32,515      $ 32,177,145
  Federal Home Loan Bank, due 11/21/97                                   5,000         4,939,250
  Federal Home Loan Mortgage Corp., due 9/12/97 - 9/18/97               15,450        15,417,935
  Federal National Mortgage Assn., due 9/03/97 - 11/10/97               51,800        51,578,912
  Tennessee Valley Authority, due 10/23/97                               7,000         6,945,299
------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations                                        $111,058,541
------------------------------------------------------------------------------------------------
Repurchase Agreement - 20.1%
------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 8/29/97, due 9/02/97, total to be received $61,478,889
    (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded
    account), at Cost                                                  $61,441      $ 61,441,000
------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                      $292,381,574
Other Assets, Less Liabilities - 4.4%                                                 13,414,778
------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                 $305,796,352
------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                    $230,940,574
  Repurchase agreements, at cost and value                      61,441,000
                                                              ------------
      Total investments, at amortized cost and value          $292,381,574
  Cash                                                             101,689
  Receivable for Fund shares sold                               15,463,902
  Interest receivable                                               28,416
  Other assets                                                       1,771
                                                              ------------
      Total assets                                            $307,977,352
                                                              ------------
Liabilities:
  Distributions payable                                       $     59,400
  Payable for Fund shares reacquired                             1,770,701
  Payable to affiliates -
    Management fee                                                  10,383
    Shareholder servicing agent fee                                  3,000
    Distribution and service fee                                   137,331
    Administrative fee                                                 346
  Accrued expenses and other liabilities                           199,839
                                                              ------------
      Total liabilities                                       $  2,181,000
                                                              ------------
Net assets (represented by paid-in capital)                   $305,796,352
                                                              ============
Shares of beneficial interest outstanding                     305,796,352
                                                              ===========

Class A shares:
  Net asset value and offering price per share
    (net assets of $45,007,475 / 45,007,475 shares of
    beneficial interest outstanding)                             $1.00
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $244,415,917 / 244,415,917 shares of
    beneficial interest outstanding)                             $1.00
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $16,372,960 / 16,372,960 shares of
    beneficial interest outstanding)                             $1.00
                                                                 =====

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------

Net investment income:
  Interest                                                          $14,970,444
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,509,721
    Trustees' compensation                                               53,391
    Shareholder servicing agent fee                                     244,509
    Shareholder servicing agent fee (Class A)                            15,339
    Shareholder servicing agent fee (Class B)                           162,312
    Shareholder servicing agent fee (Class C)                             3,845
    Distribution and service fee (Class B)                            2,281,359
    Distribution and service fee (Class C)                              120,624
    Administrative fee                                                   23,063
    Custodian fee                                                       134,315
    Postage                                                             126,643
    Printing                                                             79,853
    Auditing fees                                                        36,989
    Legal fees                                                            6,986
    Miscellaneous                                                       472,223
                                                                    -----------
      Total expenses                                                $ 5,271,172
    Reduction of expenses by investment adviser                        (273,794)
    Fees paid indirectly                                                (56,100)
                                                                    -----------
        Net expenses                                                $ 4,941,278
                                                                    -----------
          Net investment income                                     $10,029,166
                                                                    ===========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1997                      1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   10,029,166            $    7,957,386
                                                              --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $   (1,559,182)           $     (952,277)
  From net investment income (Class B)                            (8,040,982)               (6,950,327)
  From net investment income (Class C)                              (429,002)                  (54,782)
                                                              --------------            --------------
    Total distributions declared to shareholders              $  (10,029,166)           $   (7,957,386)
                                                              --------------            --------------
Fund share (principal) transactions at net asset value
 of $1.00 per share -
  Net proceeds from sale of shares                            $2,376,194,909            $1,510,970,601
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                  7,800,528                 6,339,137
  Cost of shares reacquired                                   (2,373,905,725)           (1,398,974,685)
                                                              --------------            --------------
      Total increase in net assets                            $   10,089,712            $  118,335,053
Net assets:
  At beginning of period                                         295,706,640               177,371,587
                                                              --------------            --------------
  At end of period                                            $  305,796,352            $  295,706,640
                                                              ==============            ==============

See notes to financial statements


Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,  NINE MONTHS ENDED         YEAR ENDED
                                                 ---------------------------------------         AUGUST 31,       NOVEMBER 30,
                                                      1997           1996           1995              1994                1993*
-------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 1.00         $ 1.00         $ 1.00            $ 1.00             $ 1.00
                                                    ------         ------         ------            ------             ------
Net investment income(S)                            $ 0.05         $ 0.04         $ 0.05            $ 0.02             $ 0.01
Less distributions declared to shareholders
  from net investment income                         (0.05)         (0.04)         (0.05)            (0.02)             (0.01)
                                                    ------         ------         ------            ------             ------
Net asset value - end of period                     $ 1.00         $ 1.00         $ 1.00            $ 1.00             $ 1.00
                                                    ======         ======         ======            ======             ======
Total return                                         4.64%          4.75%          4.91%             2.89%+             2.28%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.93%          0.84%          0.90%             0.86%+             0.92%+
  Net investment income                              4.54%          4.62%          4.94%             3.11%+             2.26%+
Net assets at end of period (000 omitted)          $45,007        $37,872        $10,852            $2,156                $49

  * For the period from the commencement of the Fund's offering of Class A shares, September 7, 1993, through November 30,
    1993.
  + Annualized.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
Net investment income                               $ 0.04         $ 0.04         $ 0.05            $ 0.02             $ 0.01
Ratios (to average net assets):
  Expenses##                                         1.03%          0.94%          1.00%             0.96%+             1.02%+
  Net investment income                              4.44%          4.52%          4.84%             3.01%+             2.16%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                   NINE MONTHS
                                                        YEAR ENDED AUGUST 31,            ENDED                   NOVEMBER 30,
                                 --------------------------------------------        AUGUST 31,      -------------------------
                                         1997            1996            1995              1994            1993           1992
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                            $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                       ------          ------          ------            ------          ------         ------
Net investment income(S)               $ 0.03          $ 0.04          $ 0.04            $ 0.01          $ 0.01         $ 0.02
Less distributions declared to
  shareholders from net
  investment income                     (0.03)          (0.04)          (0.04)            (0.01)          (0.01)         (0.02)
                                       ------          ------          ------            ------          ------         ------
Net asset value - end of period        $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                       ======          ======          ======            ======          ======         ======
Total return                            3.58%           3.64%           3.81%             1.79%+          1.16%          1.79%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            1.95%           1.92%           1.93%             1.94%+          2.00%          2.22%
  Net investment income                 3.53%           3.58%           3.69%             1.88%+          1.19%          1.83%
Net assets at end of period
 (000 omitted)                       $244,416        $251,192        $166,519          $213,635        $155,274       $125,439

  + Annualized.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

Net investment income                  $ 0.03          $ 0.04          $ 0.04            $ 0.01          $ 0.01         $ 0.02
Ratios (to average net assets):
  Expenses##                            2.05%           2.02%           2.03%             2.04%+          2.10%          2.32%
  Net investment income                 3.43%           3.48%           3.59%             1.78%+          1.09%          1.73%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   YEAR ENDED
                                                      YEAR ENDED NOVEMBER 30,                                    AUGUST 31,
                                ----------------------------------------------------------------------    -------------------------
                                     1991            1990            1989            1988         1987**       1997         1996***
-----------------------------------------------------------------------------------------------------------------------------------
                                   CLASS B                                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                         $ 1.00          $ 1.00          $ 1.00          $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                   ------          ------          ------          ------       ------       ------      ------
Net investment income(S)           $ 0.04          $ 0.06          $ 0.07          $ 0.06       $ 0.04       $ 0.03      $ 0.01
Less distributions declared to
 shareholders from net investment
 income                             (0.04)          (0.06)          (0.07)          (0.06)       (0.04)       (0.03)      (0.01)
                                   ------          ------          ------          ------       ------       ------      ------
Net asset value - end of
 period                            $ 1.00          $ 1.00          $ 1.00          $ 1.00       $ 1.00       $ 1.00      $ 1.00
                                   ======          ======          ======          ======       ======       ======      ======
Total return                        4.56%           6.12%           7.34%           5.85%        4.42%+       3.60%       3.67%+
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                        2.04%           2.23%           2.24%           2.06%        2.06%+       1.95%       1.79%+
  Net investment income             4.53%           6.06%           7.10%           5.59%        5.59%+       3.57%       3.60%+
Net assets at end of period
 (000 omitted)                   $161,040        $203,314        $146,885        $139,518      $83,845      $16,373      $6,642

 ** For the period from the commencement of the Fund's investment operations, December 29, 1986, through November 30, 1987.
*** For the period from the commencement of the Fund's offering of Class C shares, April 1, 1996 through August 31, 1996.
  + Annualized.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

Net investment income              $ 0.04          $ --            $ --            $ --         $ --         $ 0.03      $ 0.01
Ratios (to average net assets):
  Expenses##                        2.13%            --              --              --           --          2.05%       1.89%+
  Net investment income             4.44%            --              --              --           --          3.47%       3.50%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

At August 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,141 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 1999 ($1,587), and August 31, 2003 ($554).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $19,766 for the year ended August 31, 1997.

Distributor - The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Fund may determine and payment of the 0.25% per annum service fee will commence on the date that the value of the net assets attributable to Class A shares first equals or exceeds $40 million.

The Fund's distribution plan provides that the Fund will pay MFD up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $35,181 and $15 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plans during the year ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption with six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $49, $1,111,045, and $24,444 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $2,520,018,708 and $2,592,903,821, respectively.

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                   YEAR ENDED        YEAR ENDED
                                                   AUGUST 31,        AUGUST 31,
                                                         1997              1996
-------------------------------------------------------------------------------

Shares sold                                       464,216,561       245,119,340
Shares issued to shareholders in reinvestment
  of distributions                                  1,204,025           783,890
Shares reacquired                                (458,285,289)     (218,883,250)
                                                -------------      ------------
    Net increase                                    7,135,297        27,019,980
                                                =============      ============

Class B Shares
                                                   YEAR ENDED        YEAR ENDED
                                                   AUGUST 31,        AUGUST 31,
                                                         1997              1996
-------------------------------------------------------------------------------

Shares sold                                     1,779,272,175     1,241,524,357
Shares issued to shareholders in reinvestment
  of distributions                                  6,235,121         5,508,091
Shares reacquired                              (1,792,283,819)   (1,162,359,397)
                                                -------------      ------------
    Net increase (decrease)                        (6,776,523)       84,673,051
                                                =============      ============

Class C Shares
                                                   YEAR ENDED        YEAR ENDED
                                                   AUGUST 31,        AUGUST 31,
                                                         1997             1996*
-------------------------------------------------------------------------------

Shares sold                                       132,706,173        24,326,904
Shares issued to shareholders in reinvestment
  of distributions                                    361,382            47,156
Shares reacquired                                (123,336,617)      (17,732,038)
                                                -------------      ------------
    Net increase                                    9,730,938         6,642,022
                                                =============      ============
* For the period from the commencement of the Fund's offering of Class C shares, April 1, 1996, through August 31, 1996.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $2,700.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the series constituting MFS Series Trust I) as of August 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended August 31, 1997, 1996 and 1995, the nine months ended August 31, 1994 and for each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CASH RESERVE FUND
TRUSTEES                                              SECRETARY
A. Keith Brodkin* - Chairman and President            Stephen E. Cavan*

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),            ASSISTANT SECRETARY
Massachusetts Financial Services Company;             James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                               CUSTODIAN
                                                      State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                      AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac             Deloitte & Touche LLP
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School          INVESTOR INFORMATION
                                                      For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief            call toll free: 1-800-637-4458 anytime
Executive Officer, Edmund Gibbons Ltd.;               from a touch-tone telephone.
Chairman, Bank of N.T. Butterfield & Son Ltd.
                                                      For information on MFS mutual funds, call
Abby M. O'Neill - Private Investor;                   your financial adviser or, for an
Director, Rockefeller Financial Services,             information kit, call toll free:
Inc. (investment advisers)                            1-800-637-2929 any business day from 9
                                                      a.m. to 5 p.m. Eastern time (or leave a
Walter E. Robb, III - President and                   message anytime).
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants);                    INVESTOR SERVICE
President, Benchmark Consulting Group,                MFS Service Center, Inc.
Inc. (office services); Trustee, Landmark             P.O. Box 2281
Funds (mutual funds)                                  Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice              For general information, call toll free:
President, Director and Secretary,                    1-800-225-2606 any business day from
Massachusetts Financial Services Company              8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and                    For service to speech- or
Director, Massachusetts Financial Services Company    hearing-impaired, call toll free:
                                                      1-800-637-6576 any business day from 9
J. Dale Sherratt - President, Insight                 a.m. to 5 p.m. Eastern time. (To use this
Resources, Inc. (acquisition planning specialists)    service, your phone must be equipped with
                                                      a Telecommunications Device for the Deaf.)
Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand                For share prices, account balances, and
Corporation                                           exchanges, call toll free: 1-800-MFS-TALK
                                                      (1-800-637-8255) anytime from a touch-tone
INVESTMENT ADVISER                                    telephone.
Massachusetts Financial Services Company
500 Boylston Street                                   WORLD WIDE WEB
Boston, MA 02116-3741                                 www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.                           [DALBAR   For the fourth year in a row,
500 Boylston Street                                   LOGO]     MFS earned a #1 ranking in the
Boston, MA 02116-3741                                       DALBAR, Inc. Broker/Dealer Survey,
                                                      Main Office Operations Service Quality
PORTFOLIO MANAGER                                     Category. The firm achieved a 3.42
Geoffrey L. Kurinsky*                                 overall score on a scale of 1 to 4 in
                                                      the 1997 survey. A total of 111 firms
TREASURER                                             responded, offering input on the
W. Thomas London*                                     quality of service they received from
                                                      29 mutual fund companies nationwide.
ASSISTANT TREASURERS                                  The survey contained questions about
Mark E. Bradley*                                      service quality in 11 categories,
Ellen Moynihan*                                       including "knowledge of operations
James O. Yost*                                        contact," "keeping you informed,"
                                                      "ease of doing business" with the firm.
*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) CASH                                                 BULK RATE
RESERVES FUND                                             U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE




(C)1997 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741
                                                     MCR-2 10/97 45M 01/201/301

                         MFS WORLD ASSET ALLOCATION FUND

SUPPLEMENT TO THE JANUARY 1, 1998 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JANUARY 1, 1998, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                                      CLASS I
                                                                                       -------
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price) ................................          None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable) .........          None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees ............................................................          0.60%
  Rule 12b-1 Fees ............................................................          None
  Other Expenses(1)(2) .......................................................          0.36%
                                                                                        -----
  Total Operating Expenses ...................................................          0.96%


(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended August 31, 1997.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  PERIOD                              CLASS I
                  ------                              -------
                  1 year..........................      $10
                  3 years.........................       31

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

   The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                                                    PERIOD ENDED
                                                                    AUGUST 31, 1997*
                                                                    ----------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $   17.56
                                                                      =========

Income from investment operations # -
   Net investment income                                              $    0.28
   Net realized and unrealized gain
      on investments and foreign currency transactions                     1.16
                                                                      ---------
      Total from investment operations                                $    1.44
                                                                      =========
   Less distributions declared to shareholders -
      From net investment income                                          (0.26)
                                                                      ---------
      Total distributions declared to shareholders                        (0.26)
                                                                      ---------

Net asset value - end of period                                       $   18.74
                                                                      =========
Total return                                                               8.22%++

Ratios (to average net assets)/
   Supplemental data:
   Expenses ##                                                             0.97%+
   Net investment income                                                   3.43%+
Portfolio turnover                                                          128%
Average Commission Rate                                               $  0.0000
Net assets at end of period
   (000 omitted)                                                      $      34

--------------------------

* For the period from the inception of Class I shares, January 7, 1997 through August 31, 1997.

+     Annualized

++    Not annualized

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.


ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998.

                                                             PROSPECTUS
                                                        JANUARY 1, 1998
                                           CLASS A SHARES OF BENEFICIAL
                                                               INTEREST
MFS(R) WORLD ASSET                         CLASS B SHARES OF BENEFICIAL
ALLOCATION FUND(SM)                                            INTEREST
(A member of the MFS Family of             CLASS C SHARES OF BENEFICIAL
  Funds(R))                                                    INTEREST


--------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS World Asset Allocation Fund (the "Fund"), a non-diversified series of MFS Series Trust I (the "Trust"). The investment objective of the Fund is to seek total return over the long term through investments in equity and fixed income securities, low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income fund). See "Investment Objective and Policies." The minimum initial investment is generally $1,000 per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


THE FUND MAY INVEST UP TO 70% OF ITS NET ASSETS (AND EXPECTS TO INVEST NOT MORE THAN 50% OF ITS NET ASSETS) IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. THESE BONDS MAY BE ISSUED BY DOMESTIC AND FOREIGN CORPORATE ISSUERS, AS WELL AS BY FOREIGN GOVERNMENTS AND THEIR POLITICAL SUBDIVISIONS AND BY ISSUERS OF MUNICIPAL OBLIGATIONS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT OBJECTIVE AND POLICIES -- EMERGING MARKET SECURITIES", "INVESTMENT OBJECTIVE AND POLICIES -- MUNICIPAL OBLIGATIONS" AND "RISK FACTORS -- LOWER RATED FIXED INCOME SECURITIES."

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated January 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 44 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
1.    Expense Summary..............................................    3
2.    Condensed Financial Information..............................    5
3.    The Fund.....................................................    8
4.    Investment Objective and Policies............................    8
5.    Certain Securities and Investment Techniques.................   10
6.    Additional Risk Factors......................................   20
7.    Management of the Fund.......................................   23
8.    Information Concerning Shares of the Fund....................   25
        Purchases..................................................   25
        Exchanges..................................................   32
        Redemptions and Repurchases................................   33
        Distribution Plan..........................................   36
        Distributions..............................................   38
        Tax Status.................................................   39
        Net Asset Value............................................   40
        Description of Shares, Voting Rights and Liabilities.......   40
        Performance Information....................................   40
        Expenses...................................................   41
9.    Shareholder Services.........................................   42
      Appendix A...................................................  A-1
      Appendix B...................................................  B-1
      Appendix C...................................................  C-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:

                                    CLASS A          CLASS B          CLASS C
                                   ---------         --------         --------
    Maximum Initial Sales Charge
      Imposed on Purchases of
      Fund Shares (as a
      percentage of offering
      price).....................      4.75%           0.00%            0.00%
    Maximum Contingent Deferred
      Sales Charge (as a
      percentage of original
      purchase price or
      redemption proceeds, as
      applicable)................  See Below(1)        4.00%            1.00%

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):


    Management Fees..............      0.60%           0.60%            0.60%
    Rule 12b-1 Fees..............      0.50%(2)        1.00%(3)         1.00%(3)
    Other Expenses(4)............      0.36%           0.36%            0.36%
                                       ----            ----             ----
    Total Operating Expenses.....      1.46%           1.96%            1.96%


---------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to the Class A shares. During the current fiscal year, fees attributable to Class A Shares were reduced by the distributor, and fees were paid at an effective rate of 0.47% per annum. The new fee arrangement became effective April 1, 1997. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, with respect to Class B or Class C shares together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


         PERIOD            CLASS A           CLASS B                CLASS C
------------------------   -------        --------------        ---------------
                                                      (1)
 1 year.................    $  62         $ 60      $ 20        $ 30      $20(1)
 3 years................       91           92        62          62         62
 5 years................      123          126       106         106        106
10 years................      214          215(2)    215(2)      229        229


---------------

(1) Assumes no redemption.


(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION


The following information has been audited since inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI, in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS
                            CLASS A, B AND C SHARES


                                                        YEAR ENDED AUGUST 31,
                                                --------------------------------------
                                                  1997      1996      1995      1994*
                                                --------   -------   -------   -------
                                                CLASS A
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period........  $  17.68   $ 16.63   $ 15.33   $ 15.00
                                                --------   -------   -------   -------
Income from investment operations# --
    Net investment incomesec..................  $   0.46   $  0.43   $  0.55   $  0.04
    Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions............................      2.19      1.85      1.17      0.29
                                                --------   -------   -------   -------
        Total from investment operations......  $   2.65   $  2.28   $  1.72   $  0.33
                                                --------   -------   -------   -------
Less distributions declared to shareholders --
    From net investment income................  $  (0.40)  $ (0.49)  $ (0.37)  $    --
    From net realized gain on investments and
      foreign currency transactions...........     (1.18)    (0.74)    (0.05)       --
                                                --------   -------   -------   -------
        Total distributions declared to
          shareholders........................  $  (1.58)  $ (1.23)  $ (0.42)  $    --
                                                --------   -------   -------   -------
Net asset value -- end of period..............  $  18.75   $ 17.68   $ 16.63   $ 15.33
                                                ========   =======   =======   =======
Total return++................................    15.67%    14.23%    11.48%      2.20%++
Ratios (to average net assets)/Supplemental
  datasec.:
    Expenses##................................     1.43%     1.48%     1.47%      1.50%+
    Net investment income.....................     2.51%     2.45%     3.49%      2.43%+
Portfolio turnover............................      128%      202%      118%         1%
Average commission rate###....................  $ 0.0000   $0.0219   $    --   $    --
Net assets at end of period (000 omitted).....  $111,959   $86,457   $58,663   $25,254


---------------


   *  For the period from the inception of Class A shares, July 22, 1994, through
      August 31, 1994.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  ++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
sec.  The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
           Net investment income..............  $   0.45   $  0.42   $  0.52   $  0.02
           Ratios (to average net assets):
              Expenses##......................     1.46%     1.53%     1.67%      2.62%+
              Net investment income...........     2.48%     2.40%     3.29%      1.31%+

                              FINANCIAL HIGHLIGHTS
                         CLASS B SHARES -- (CONTINUED)


                                                    YEAR ENDED AUGUST 31,
                                       ------------------------------------------------
                                         1997          1996         1995        1994**
                                       --------      --------      -------      -------
                                       CLASS B
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period.............................  $  17.63      $  16.58      $ 15.31      $ 15.00
                                       --------      --------      -------      -------
Income from investment operations# --
    Net investment incomesec.........  $   0.36      $   0.32      $  0.43      $  0.02
    Net realized and unrealized gain
      on investments and foreign
      currency transactions..........      2.19          1.85         1.17         0.29
                                       --------      --------      -------      -------
        Total from investment
          operations.................  $   2.55      $   2.17      $  1.60      $  0.31
                                       --------      --------      -------      -------
Less distributions declared to
  shareholders --
    From net investment income.......  $  (0.30)     $  (0.38)     $ (0.28)     $    --
In excess of net investment income...        --         (0.74)       (0.05)          --
    From net realized gain on
      investments and foreign
      currency transactions..........     (1.18)           --           --           --
                                       --------      --------      -------      -------
        Total distributions declared
          to shareholders............  $  (1.48)     $  (1.12)     $ (0.33)     $    --
                                       --------      --------      -------      -------
Net asset value -- end of period.....  $  18.70      $  17.63      $ 16.58      $ 15.31
                                       ========      ========      =======      =======
Total return.........................    15.01%        13.58%       10.65%         2.07%++
Ratios (to average net
  assets)/Supplemental datasec.:
    Expenses##.......................     1.98%         2.10%        2.24%         2.57%+
    Net investment income............     1.96%         1.83%        2.75%         1.39%+
Portfolio turnover...................      128%          202%         118%            1%
Average commission rate###...........  $ 0.0000      $ 0.0219      $    --      $    --
Net assets at end of period (000
  omitted)...........................  $166,865      $124,399      $83,601      $26,495


---------------


  **  For the period from the inception of Class B shares, July 22, 1994, through
      August 31, 1994.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
sec.  The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
           Net investment income.....  $     --      $     --      $    --      $  0.01
           Ratios (to average net
             assets):
              Expenses##.............        --            --           --         3.21%+
              Net investment
                income...............        --            --           --         0.75%+

                              FINANCIAL HIGHLIGHTS
                         CLASS C SHARES -- (CONTINUED)


                                                     YEAR ENDED AUGUST 31,
                                         ----------------------------------------------
                                          1997         1996         1995        1994***
                                         -------      -------      -------      -------
                                         CLASS C
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of
  period...............................  $ 17.62      $ 16.58      $ 15.31      $ 15.00
                                         -------      -------      -------      -------
Income from investment operations# --
    Net investment incomesec...........  $  0.36      $  0.33      $  0.46      $  0.03
    Net realized and unrealized gain on
      investments and foreign currency
      transactions.....................     2.18         1.85         1.16         0.28
                                         -------      -------      -------      -------
        Total from investment
          operations...................  $  2.54      $  2.18      $  1.62      $  0.31
                                         -------      -------      -------      -------
Less distributions declared to
  shareholders --
    From net investment income.........  $ (0.31)     $ (0.40)     $ (0.30)     $    --
    From net realized gain on
      investments and foreign currency
      transactions.....................    (1.18)       (0.74)       (0.05)          --
                                         -------      -------      -------      -------
        Total distributions declared to
          shareholders.................  $ (1.49)     $ (1.14)     $ (0.35)     $    --
                                         -------      -------      -------      -------
Net asset value -- end of period.......  $ 18.67      $ 17.62      $ 16.58      $ 15.31
                                         =======      =======      =======      =======
Total return...........................   15.06%       13.62%       10.72%         2.07%++
Ratios (to average net
  assets)/Supplemental datasec.:
    Expenses##.........................    1.96%        2.03%        2.18%         2.50%+
    Net investment income..............    2.00%        1.89%        2.91%         1.68%+
Portfolio turnover.....................     128%         202%         118%            1%
Average commission rate###.............  $0.0000      $0.0219      $    --      $    --
Net assets at end of period (000
  omitted).............................  $58,074      $33,283      $19,325      $ 3,435


---------------


 ***  For the period from the inception of Class C shares, July 22, 1994, through
      August 31, 1994.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
sec.  The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
           Net investment income.......  $    --      $    --      $    --      $  0.02
           Ratios (to average net
             assets):
              Expenses##...............       --           --           --         3.18%+
              Net investment income....       --           --           --         1.00%+

3.  THE FUND



The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1986. The Trust presently consists of thirteen series, seven of which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek total return over the long term through investments in equity and fixed income securities, low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income fund). Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES -- The Fund seeks to achieve its objective by allocating portfolio assets among various asset classes of equity and fixed income securities where the opportunities for total return are expected to be most attractive. On average, over time, the Fund intends to invest approximately 65% of its total assets in equity securities; however, at any particular point in time, equity securities may constitute more or less than 65% of the Fund's total assets. Under normal circumstances, the Fund intends to invest at least 30% of its total assets in equity securities and allocate its assets among at least three asset classes, except when the Adviser believes that investing for temporary defensive purposes is appropriate as noted below.

Equity securities include: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. Fixed income securities include: bonds, debentures and other debt instruments issued by a variety of issuers, including corporations and other business entities, the United States and foreign governments and their agencies, authorities, instrumentalities and political subdivisions and supranational entities; mortgage-backed and other asset-backed securities; receipts evidencing separately traded interest and principal component parts of obligations; and repurchase agreements involving any of the foregoing types of securities.


The Adviser will allocate assets among some or all of the following five asset classes of securities:

        (i) U.S. Equity Securities -- equity securities of U.S. issuers including securities of emerging growth companies;

        (ii) Foreign Equity Securities -- equity securities of foreign issuers including securities of issuers in emerging markets (as described below);

        (iii) U.S. Investment Grade Fixed Income Securities -- fixed income securities of U.S. issuers (including securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities, short-term instruments and municipal obligations) rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard and Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or comparable unrated securities;

        (iv) U.S. High Yield Fixed Income Securities -- high yield fixed income securities of U.S. issuers, including municipal obligations, rated Ba or below by Moody's or BB or below by S&P, Fitch, Duff & Phelps or comparable unrated securities; and

        (v) Foreign Fixed Income Securities -- fixed income securities of foreign issuers, including securities of issuers in emerging markets and securities in any of the rating categories (and comparable unrated securities) including securities in the lower rating categories (as defined below).


As of the date of this Prospectus, the allocation of assets among the asset classes was in the following approximate proportions of the Fund's portfolio:
U.S. Equity Securities -- 10%, Foreign Equity Securities -- 50%, U.S. Investment Grade Fixed Income Securities -- 0%, U.S. High Yield Fixed Income Securities -- 15% and Foreign Fixed Income Securities -- 0%. Such allocation will change from time to time, as described below.


The Adviser will allocate the assets of the Fund among some or all of the various asset classes described above where the opportunities for total return are expected to be the most attractive, consistent with the objective of seeking low share price volatility and reduced risk. The judgment of the Adviser concerning the allocation of the Fund's assets will be based on the Adviser's experience in qualitative and fundamental analysis and disciplined quantitative techniques. The Adviser will make changes in the allocation of assets of the Fund when its research and analysis indicate the likely occurrence of changes in financial markets or economic conditions affecting the various asset classes that may change the expected total return from the various asset classes.

To the extent Fund assets are allocated among most or all of the asset classes, this allocation will reduce the impact of the poorer performing classes at any point in time. By following this asset allocation strategy, the Fund's performance in part will be dependent on the Adviser's skill in allocating assets.

Although the percentage of the Fund's assets invested in foreign securities will vary, the Fund will be invested in at least three different countries, one of which may be the United States, except when the Adviser believes that investing for defensive purposes is appropriate as noted below.

The risks of each asset class vary. For example, the values of equity securities change in response to general market and economic conditions and the activities and changing circumstances of individual issuers and the values of fixed income securities change in response to changes in economic conditions, interest rates and the creditworthiness of individual issuers. A significant portion of the Fund's assets may be allocated to equity and fixed income investments in foreign securities which involve the risks set forth under "Risk Factors" below. The Fund may also invest in high yield fixed income securities. See "Risk Factors" below.


The Fund may engage in certain securities transactions and investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of the prospectus and the SAI, and as described below under the caption "Additional Risk Factors."



Additional information about certain of these securities transactions and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.



5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


DEFENSIVE INVESTING: When the Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual or unfavorable market or economic conditions, or in order to meet anticipated redemption requests, up to 100% of the Fund's assets may be temporarily invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities and repurchase agreements.


EMERGING GROWTH COMPANIES: The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies. The Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors -- Emerging Growth Companies" below. The Fund may also invest to a limited extent in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be considered speculative and may not be readily marketable. See "Restricted Securities" below.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Additional Risk Factors -- Emerging Markets" below.



BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, Slovenia, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


U.S. GOVERNMENT SECURITIES: The Fund may invest in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and in obligations that are fully collateralized or otherwise fully secured by U.S. Government Securities as described below. U.S. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities; some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g, obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so. U.S. Government Securities do not generally involve the credit risks associated with other types of fixed income securities. However, like other fixed income securities, the values of U.S. Government Securities change as interest rates fluctuate.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.


"WHEN-ISSUED" OR FORWARD DELIVERY SECURITIES: Securities may be purchased on a "when-issued" or a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until they are received or start earning interest on them until the contractual settlement date. While awaiting delivery of securities purchased on such basis, the Fund will segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For additional information concerning these securities, see the SAI.


LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in "loan participations and other direct indebtedness." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.



INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, precious metals, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of or interest on the instrument.



MUNICIPAL OBLIGATIONS: The Fund may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities when the Adviser determines that they offer the highest income available. Such municipal obligations may be rated Ba or below by Moody's or BB or below by S&P or Fitch (or may be comparable unrated securities). For the risk considerations involved, see "Additional Risk Factors -- Lower Rated Fixed Income Securities" below.


MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or a part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the FNMA) or the Federal Home Loan Mortgage Corporation ("FHLMC"), and not guaranteed by the U.S. Government. Mortgage pass-through securities may also be issued by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations, or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities.

Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the SAI.


STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.


OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options. The Fund will write such Options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.


The Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be "covered" but could involve additional risks, as discussed in the SAI.


OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on domestic and foreign stock indices ("Options on Stock Indices"). The Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in interest or exchange rates or declines in a securities market, as well as for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest or exchange rates or a securities market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. The Fund may also purchase and write Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward

Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes, which may be considered speculative. By entering into transactions in Forward Contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. The Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund has established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.


Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.


Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI regarding the risks involved in these activities.


PORTFOLIO TRADING: Although the Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held or whether the sale would result in a gain or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. For the fiscal year ended August 31, 1997, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lower portfolio turnover rate.



The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the Custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

                            ------------------------

The policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.


The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. See "Investment Restrictions" in the SAI. Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.  ADDITIONAL RISK FACTORS



The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

EMERGING GROWTH COMPANIES: The Fund may invest in securities of emerging growth companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on management comprised of only a few people. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the economy and financial markets.

FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

EMERGING MARKETS: In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, a decrease in the level of liquidity in the Fund's portfolio or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation on assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

AMERICAN DEPOSITARY RECEIPTS: The Fund may also invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADR's trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

FOREIGN CURRENCIES: To the extent the Fund invests in securities not denominated in U.S. dollars, the value of the Fund's foreign investments, and the value of dividends and interest earned by the Fund on such investments, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Fund. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately. For example, if the Adviser hedges the Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Fund may hold foreign currency received in connection with investments in foreign securities, Forward Contracts and Options on Foreign Currencies when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies.


FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline.


LOWER RATED FIXED INCOME SECURITIES: As noted above, the Fund may invest up to 70% of its net assets (and expects to invest not more than 50% of its net assets) in fixed income securities in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps) (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix B to this Prospectus, and for a chart indicating the composition of the Fund's portfolio for the fiscal year ended August 31, 1997, with the debt securities separated into ranking categories, see Appendix C to this Prospectus. No minimum rating standard is required for a purchase by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and, because yields vary over time, no specific level of income can ever be assured. These lower rated, high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described above under "Additional Risk Factors -- Fixed Income Securities"). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.


OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES: Although the Fund will enter into transactions in Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies in part for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in Options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.


Transactions in Options may be entered into by the Fund on United States exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on United States exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Fund will include U.S. Government Securities as well as foreign securities.


The trading of options, Futures Contracts and Forward Contracts for hedging purposes also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such trades. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments. The trading of such instruments for non-hedging purposes involves greater risks and could result in losses that are not offset by gains or other positions.



7.  MANAGEMENT OF THE FUND



INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated June 2, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. A committee (the "Allocation Committee") of investment professionals employed by the Adviser determines the allocation of assets among the various asset classes. The members of the Allocation Committee are as follows: (i) A. Keith Brodkin, the Chairman and a Director of the Adviser and the Chairman, President and a Trustee of the Trust (Mr. Brodkin has been employed by the Adviser (or its predecessor) since 1970); (ii) Jeffrey L. Shames, President of the Adviser (Mr. Shames has been employed by the Adviser since 1983); (iii) Leslie J. Nanberg, a Senior Vice President of the Adviser who has been employed by the Adviser since 1980; (iv) James T. Swanson, a Senior Vice President of the Adviser who has been employed as a portfolio manager by the Adviser since 1985 and (v) John W. Ballen, Chief Equity Officer of the Adviser who has been employed as a portfolio manager by the Adviser since 1984. The assets in the asset classes are then managed by the following individuals: (i) U.S. Equity Securities -- Stephen Pesek, a Vice President of the Adviser who has been employed as a portfolio manager by the Adviser since 1994; from 1987 to 1994, Mr. Pesek worked at Fidelity Investments as an analyst; and John W. Ballen; (ii) Foreign Equity Securities -- David R. Mannheim, a Senior Vice President of the Adviser who has been employed as a portfolio manager by the Adviser since 1988; (iii) U.S. Investment Grade Fixed Income Securities -- Geoffery L. Kurinsky, a Senior Vice President of the Adviser who has been employed as a portfolio manager by the Adviser since 1987; (iv) U.S. High Yield Fixed Income Securities -- Robert J. Manning, a Senior Vice President of the Adviser who has been employed as a portfolio manager by the Adviser since 1984; and (v) Foreign Fixed Income Securities -- Leslie J. Nanberg. Mr. Swanson supervises quantitative support and provides overall oversight of the Fund's investments. Each individual listed above is responsible, however, for managing the assets in his/her particular asset class. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly at the annual rate of 0.60% of the Fund's average daily net assets for the Fund's then-current fiscal year. For the Fund's fiscal year ended August 31, 1997, MFS received fees under the Advisory Agreement of $1,842,326 (0.60% of the Fund's average daily net assets).



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS Union Standard Trust, MFS Special Value Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 29, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income securities, approximately $44.2 billion of assets in equity securities and approximately $4.1 billion of assets in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which is a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
O. Yost, Ellen M. Moynihan, Mark E. Bradley, and James R. Bordewick, Jr. all of whom are officers of MFS, are also officers of the Trust.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and other services for the Fund.


8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES


Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investment in the Fund.


This Prospectus offers Class A, B and C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:
--------------------------------------------------------------------------------

                                               SALES CHARGE* AS            DEALER
                                                PERCENTAGE OF:         ALLOWANCE AS A
                                           OFFERING     NET AMOUNT      PERCENTAGE OF
           AMOUNT OF PURCHASE                PRICE       INVESTED      OFFERING PRICE
-------------------------------------------------------------------------------------
Less than $100,000.......................    4.75%         4.99%            4.00%
$100,000 but less than $250,000..........    4.00          4.17             3.20
$250,000 but less than $500,000..........    2.95          3.04             2.25
$500,000 but less than $1,000,000........    2.20          2.25             1.70
$1,000,000 or more.......................   None**        None**         See Below**
-------------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:


        (i) on investments of $1 million or more in Class A shares;

        (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

        (iii) on investments in Class A shares by certain retirement plan subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;



        (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND



        (v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

COMMISSION PAID BY MFD TO DEALERS          CUMULATIVE PURCHASE AMOUNT
---------------------------------     -------------------------------------
              1.00%                   On the first $2,000,000, plus
              0.80%                   Over $2,000,000 to $3,000,000, plus
              0.50%                   Over $3,000,000 to $50,000,000, plus
              0.25%                   Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemption and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

        (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                          YEAR OF                              CONTINGENT
                        REDEMPTION                           DEFERRED SALES
                      AFTER PURCHASE                             CHARGE
    ---------------------------------------------------      --------------
    First..............................................            4%
    Second.............................................            4%
    Third..............................................            3%
    Fourth.............................................            3%
    Fifth..............................................            2%
    Sixth..............................................            1%
    Seventh and following..............................            0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Funds at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.



WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization; (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.



CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee pad under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC: In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRA's) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 224-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserve the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectuses of the other MFS Funds into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will usually occur on that day if all the requirements set forth above have been complied with at that time and subject to the right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any

CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN


The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.


In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A shares, Class B shares or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.


DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See
"Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.


The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.25% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. Distribution fee payments under the Class A Distribution Plan may be used by MFD to pay securities dealers a distribution fee in an amount equal on an annual basis to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors for whom that securities dealer is the holder or dealer of record. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.50% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption of 1.00% during the first year. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.50%, 1.00% and 1.00% per annum, respectively.


DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a quarterly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and also may make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations.



Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gains are taxable), the portion, if any, representing a return of capital (which is free of current taxes but which results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes. Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund, one of thirteen series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors entitled Class I Shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees or selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters.

Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and nonassessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. The Trust does not intend to hold annual shareholder meetings.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Securities Corporation, Morningstar, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per class share over a 30-day period stated as a percent of the maximum public offering price on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher.



The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated (period of) time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1997, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees;

interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectus, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums; fees and expenses of Investors Bank & Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


9.  SHAREHOLDER SERVICES


Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and distributions for that year, including whether any portion represents a return of capital (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

         -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

         -- Dividends in cash; capital gain distributions reinvested in additional shares;

         -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund:

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or a 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    INVESTMENT AND WITHDRAWAL BY TELEPHONE (AUTOBUY PRIVILEGE): Shareholders of any MFS Fund may purchase shares of any MFS Fund by telephone, a privilege known as the "Autobuy Privilege." The Autobuy Privilege allows shareholders to call MFS and have money transferred from a checking or savings account into their MFS account. Once enrolled, a shareholder can initiate a transaction ($50 minimum/$100,000 maximum) by calling MFS before 4:00 (eastern time). The share price and trade date will be effective on the same day that the Autobuy Privilege request is received. The Autobuy Privilege is available for any class of shares of any MFS Fund made available to the general public.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --


    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (and in the case of Class C shares, for shares of MFS Money Market Fund) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder provided that such shares are available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated January 1, 1998 as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to:
(i) the Fund's investment objective and policies, including the purchase and sale of Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and investment adviser; (iii) portfolio trading; (iv) the Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares and Class C shares, as applicable, are waived:

  1.  DIVIDEND REINVESTMENT

     - Shares acquired through dividend or capital gain reinvestment; and

     - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

  2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

     - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

  3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.  Shares Acquired By:

     - Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


     - Trustees and retired trustees of any investment company for which MFD serves as distributor;


     - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


     - Employees or registered representatives of dealers;


     - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the Shares; and

     - Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI")

  4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

     - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

  5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

     INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

     - Death or disability of the IRA owner.

     SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

     - Death, disability or retirement of 401(a) or ESP Plan participant;

     - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

     - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

     - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

     - Tax-free return of excess 401(a) or ESP Plan contributions;

     - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent"); and

     - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds.

     - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

     SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

     - Death or disability of SRO Plan participant.

  6.  CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

     - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and
     - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


  7.  LOAN REPAYMENTS



     - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II.  WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


  1.  WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS



     - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund, "supermarket" account or a similar program under which such clients pay a fee to such dealer.



  2.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


     - Shares acquired by insurance company separate accounts.


  3.  RETIREMENT PLANS



  4.  PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



     - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for

       Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


     ADMINISTRATIVE SERVICES ARRANGEMENTS


     - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.


     REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

     - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

     SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

     IRAS

     - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

     - Tax-free returns of excess IRA contributions.

     401(A) PLANS

     - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

     - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

     ESP PLANS AND SRO PLANS

     - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III.  WAIVERS OF CLASS B AND CLASS C SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares and Class C shares is waived:

  1.  SYSTEMATIC WITHDRAWAL PLAN


     - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

  2.  DEATH OF OWNER

     - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

  3.  DISABILITY OF OWNER

     - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

  4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

     IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

     - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

     - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

     - Death or disability of a SAR-SEP Plan participant.

                                   APPENDIX B

DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various bonds. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, BONDS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE BONDS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS SERVICES

AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC AND C: Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B: Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C: The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating 'CI' is reserved for income bonds on which no interest is being paid.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protect. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR  Indicates that Fitch does not rate the specific issue.

CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

                        DUFF & PHELPS CREDIT RATING CO.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'D-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the 'AAA' category.

NR:  Indicates that Duff & Phelps does not rate the specific issue.

                        DUFF & PHELPS SHORT-TERM RATINGS

D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5:  Issuer failed to meet scheduled principal and/or interest payments.

                                   APPENDIX C



                          PORTFOLIO COMPOSITION CHART



                           MFS WORLD ALLOCATION FUND


                   FOR THE FISCAL YEAR ENDED AUGUST 31, 1997



The table below shows the percentages of the Fund's assets at August 31, 1997 invested in bonds assigned to the various rating categories by S&P, Moody's (provided only for bonds not rated by S&P), Fitch (provided only for bonds not rated by S&P or Moody's) and Duff & Phelps (provided only for bonds not rated by S&P, Moody's or Fitch) and in unrated bonds determined by MFS to be of comparable quality. For split rated bonds, the highest of S&P, Moodys's, Fitch or Duff & Phelps is used. When neither an S&P or Moody's rating is available, secondary sources are selected in the following order: Fitch and Duff & Phelps. When neither an S&P or Moody's rating is available, secondary sources are selected in the following order: Fitch and Duff & Phelps.



                                                         UNRATED
                                                      SECURITIES OF
                                         COMPILED      COMPARABLE
               RATING                    RATINGS         QUALITY        TOTAL
-------------------------------------    --------     -------------     ------
AAA/Aaa..............................      --                --           --
AA/Aa................................      --              5.07%         5.07%
A/A..................................      0.25%             --          0.25%
BBB/Baa..............................       0.7%             --           0.7%
BB/Ba................................      4.22%             --          4.22%
B/B..................................      8.80%           0.48%         9.28%
CCC/Caa..............................      --                --           --
CC/Ca................................      --                --           --
C/C..................................      --                --           --
Default..............................      --                --           --
                                          -----            ----         -----
    TOTAL............................     13.97%           5.55%        19.52%
                                          -----            ----         -----



The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's Investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                                             -------------------
                                                                  Bulk Rate
                                                                 U.S. Postage
                                                                    Paid
                                                                    MFS
                                                             -------------------
[MFS LOGO]
We invented the mutual fund[SM]

MFS(R) WORLD ASSET ALLOCATION FUND

500 Boylston Street, Boston, MA 02116-3741



This is your fund's current prospectus.
Please keep it with your financial
records because it provides important facts about your investment.

LOGO


MFS(R) WORLD ASSET                             STATEMENT OF
ALLOCATION FUNDSM                              ADDITIONAL INFORMATION
(A member of the MFS Family of Funds(R))       January 1, 1998
----------------------------------------------------------------------



                                                                       Page
                                                                       ----
  1.  Definitions....................................................     2
  2.  Investment Objective, Policies and Restrictions................     2
        Certain Securities and Investment Techniques.................     2
  3.  Management of the Fund.........................................    13
        Trustees.....................................................    13
        Officers.....................................................    14
        Trustee Compensation Table...................................    15
        Investment Adviser...........................................    16
        Administrator................................................    16
        Custodian....................................................    16
        Shareholder Servicing Agent..................................    16
        Distributor..................................................    17
  4.  Portfolio Transactions and Brokerage Commissions...............    18
  5.  Shareholder Services...........................................    19
        Investment and Withdrawal Programs...........................    19
        Exchange Privilege...........................................    21
        Tax-Deferred Retirement Plans................................    22
  6.  Tax Status.....................................................    22
  7.  Determination of Net Asset Value and Performance...............    24
  8.  Distribution Plan..............................................    26
  9.  Description of Shares, Voting Rights and Liabilities...........    27
 10.  Independent Auditors and Financial Statements..................    28
      APPENDIX A -- Performance Information..........................   A-1


MFS WORLD ASSET ALLOCATION FUND
A Series of MFS Series Trust I
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                --   MFS World Asset Allocation
                           Fund, is a series of MFS
                           Series Trust I (the
                           "Trust"), a Massachusetts
                           business trust.
"MFS" or the "Adviser" --  Massachusetts Financial
                           Services Company, a Delaware
                           corporation.
"MFD"                 --   MFS Fund Distributors, Inc.,
                           a Delaware corporation.
"Prospectus"          --   The Prospectus of the Fund,
                           dated January 1, 1998, as
                           amended or supplemented from
                           time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND
   RESTRICTIONS


INVESTMENT OBJECTIVE. The Fund's investment objective is to seek total return over the long term through investments in equity and fixed income securities. The Fund will also seek to have low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income fund). There can be no assurance that the Fund will achieve its investment objective.



INVESTMENT POLICIES: The Fund seeks to achieve its investment objective by allocating portfolio assets among various classes of securities. The Prospectus contains a discussion of the various types of securities in which the Fund may invest and certain risks involved in such investments.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


FOREIGN SECURITIES: The Fund may invest in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Authority-insured or Veterans Administration-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables, Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class) while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof), of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.



WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the credit-worthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the

Fund will include them in the investment limitations described below.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. The Fund may write Options for the purpose of increasing its return and for hedging purposes. In particular, if the Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by

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

the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

YIELD CURVE OPTIONS: The Fund may also enter into options on the yield "spread," or yield differential between two securities; transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Securities" above for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.



OPTIONS ON STOCK INDICES: As noted in the Prospectus, the Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investment. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of the call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("Futures Contracts"). This investment technique may be used to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates or declines in a securities market which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Fund intends to purchase at a later date. The Fund may also enter into Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future or, in the case of a Futures Contract or an index of securities, to make or receive a cash settlement.

While Futures Contracts often provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, in the case of a portfolio holding long-term debt securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Fund could have the effect of diluting dividend earnings. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.


Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that the Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indexes may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forgo all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


The Fund has established procedures, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.


The Fund will maintain liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

The correlation between prices of securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

It should be noted that the Fund may purchase and sell Options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes, to the extent permitted by applicable law, including for the purpose of increasing its return. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out options or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.


As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

In addition, where the Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures is minimized.

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.


INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable), or
(ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented at such meeting in person or by proxy).


The Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed, and then only as a temporary measure for extraordinary or emergency purposes;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies, any type of option, any type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies, any type of option, any type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. (For purposes of this restriction, collateral arrangements with respect to any type of option, any type of swap agreement, Forward Contracts and any type of futures contract and collateral arrangements with respect in initial and variation margin are not deemed to be the issuance of a senior security);

    (5) make loans to other persons. For these purposes the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, and the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except for obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities and repurchase agreements collateralized by such obligations).


Except with respect to Investment Restriction (1) above and nonfundamental investment policy (1) below, these investment restrictions and the investment restrictions below are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

    (2) invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

    (3) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation.

    (4) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

    (5) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option, any type of futures contract, any type of swap agreement and Forward Contracts;

    (6) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, any type of futures contracts, any type of swap agreement, Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;


    (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, foreign currency, any type of swap agreement or any type of futures contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



    (10) purchase securities while borrowings pursuant to fundamental investment restriction 1 exceed 5% of a Fund's total assets; however, the Fund may complete the purchase of securities already contracted for.


3. MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN* Chairman and President (born 8/4/35)

Massachusetts Financial Services Company, Chairman and Director


RICHARD B. BAILEY* (born 9/14/26)

Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN (born 11/14/26)

Private Investor. Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D. (born 3/11/37)

Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery. Address: 75 Francis Street, Boston, Massachusetts


THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)


Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (prior to November 1997) Address: 21 Reid Street, Hamilton, Bermuda



ABBY M. O'NEILL (born 4/27/28)

Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director. Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 8/18/26)

Benchmark Advisors, Inc. (Corporate Financial Consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee. Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)

Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director


JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, President and Director


J. DALE SHERRATT (born 9/23/38)

Insight Resources, Inc. (acquisition planning specialists), President. Address:
  One Liberty Square, Boston, Massachusetts


WARD SMITH (born 9/13/30)


NACCO Industries (holding company), Chairman (prior to June, 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director. Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS


W. THOMAS LONDON,* Treasurer (born 3/1/44)

Massachusetts Financial Services Company, Senior Vice President


JAMES O. YOST,* Assistant Treasurer (born 6/12/60)

Massachusetts Financial Services Company, Vice President


ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)



MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)


Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)



STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)

Massachusetts Financial Services Company, Senior Vice President and General
  Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)


Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

---------------

* "Interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustees out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE



                                                        RETIREMENT BENEFIT         ESTIMATED          TOTAL TRUSTEE FEES
                                     TRUSTEE FEES       ACCRUED AS PART OF       CREDITED YEARS         FROM FUND AND
               TRUSTEE               FROM FUND(1)        FUND EXPENSE(1)         OF SERVICE(2)         FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------
Richard B. Bailey....................    $3,725                $508                  7                     $247,168
A. Keith Brodkin.....................         0                   0                 N/A                           0
Marshall N. Cohan....................     4,175                 626                  7                      149,258
Lawrence H. Cohn.....................     3,500                 559                 17                      136,508
The Hon. Sir J. David Gibbons........     3,725                 559                  7                      136,508
Abby M. O'Neill......................     3,725                 508                  8                      123,758
Walter E. Robb, III..................     4,175                 626                  7                      149,258
Arnold D. Scott......................         0                   0                 N/A                           0
Jeffrey L. Shames....................         0                   0                 N/A                           0
J. Dale Sherratt.....................     5,300                 626                 19                      149,258
Ward Smith...........................     5,300                 626                 11                      149,258



(1) For fiscal year ended August 31, 1997.


(2) Based on normal retirement age of 75. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.


(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).



          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)



                                                          YEARS OF SERVICE
                                            --------------------------------------------
                       AVERAGE TRUSTEE FEES       3        5            7     10 OR MORE
----------------------------------------------------------------------------------------
                              $3,150            $473     $  788     $ 1,103    $1,575
                               3,686             553        922       1,290     1,843
                               4,222             633      1,056       1,478     2,111
                               4,758             714      1,190       1,665     2,379
                               5,294             794      1,324       1,853     2,647
                               5,830             875      1,458       2,041     2,915




(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



As of November 29, 1997, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.



As of November 29, 1997, Merrill Lynch Pierce Fenner & Smith Inc., Attn: Fund Administration, 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, FL 32246 was the record owner of 5.41% of the outstanding Class A shares of the Fund, 10.99% of the outstanding Class B shares of the Fund and 8.48% of the outstanding Class C shares of the Fund. As of November 29, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of approximately 99.69% of Class I shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liability to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Trust's Declaration of Trust that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



ADMINISTRATOR



MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997 as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through August 31, 1997, MFS received fees under the Administrative Services Agreement of $25,004.


INVESTMENT ADVISORY AGREEMENT


The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated June 2, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at the annual rate of 0.60% of the Fund's average daily net assets for the Fund's then-current fiscal year. For the fiscal years ended August 31, 1997, 1996 and 1995, MFS received fees under the Fund's Advisory Agreement of $1,842,326, $1,218,613 and $748,715, respectively.



The Fund pays all the Fund's expenses (other than those assumed by MFS or MFD), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank & Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN


State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved subcustodial arrangements with The Chase Manhattan Bank for securities of the Fund held outside the United States. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated September 10, 1986, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and perform-ing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated January 1, 1995, as amended and restated (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Shareholder Services -- Right of Accumulation), by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B, CLASS C AND CLASS I SHARES: As the distributor of the Fund, MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the fiscal year ended August 31, 1997, MFD received sales charges of $96,516 and dealers received sales charges of $489,033 (as their concession on gross sales charges of $585,549) for selling Class A shares of the Fund; the Fund received $20,828,777 representing the aggregate net asset value of such shares. For the same time period, the CDSC imposed on redemption of Class A, B and C shares was $2,458, $219,072 and $13,120, respectively. For the fiscal year ended August 31, 1996, MFD received sales charges of $114,694 and Dealers received sales charges of $580,754 (as their concession on gross sales charges of $695,448) for selling Class A shares of the Fund; the Fund received $22,794,246 representing the aggregate net asset value of such shares. For the same time period, the CDSC imposed on redemptions of Class A, Class B and Class C shares of the Fund was $40, $142,038 and $887, respectively. For the fiscal year ended August 31, 1995, MFD received sales charges of $118,898 and dealers received sales charges of $861,026 (as their concession on gross sales charges of $979,924) for selling Class A shares of the Fund; the Fund received $27,599,407 representing the aggregate net asset value of such shares. For the same time periods, the Sales Charge ("CDSC") imposed on redemption of Class A and B shares was $1,592 and $108,698, respectively.



The Distribution Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4. PORTFOLIO TRANSACTIONS AND
   BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities transactions may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Fund's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


For the fiscal year ended August 31, 1997, the Fund paid brokerage commissions of $779,486 on total transactions of $323,997,893. For the fiscal year ended August 31, 1996, the Fund paid brokerage commissions of $674,353 on total transac-tions of $235,400,799. For the fiscal year ended August 31, 1995, the Fund paid brokerage commissions of $503,757 on total transactions of $32,218,310.


5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and in certain cases, in the Fund's Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.



SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 255-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and because of the assessment of the CDSC for certain share redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group or association (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser, or other similar groups; and
(4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or every third month, depending whether monthly or quarterly transfers are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Transfers will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Funds. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt accounts. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Funds, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except holders of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Except as noted below, shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their nonemployed spouses who desire to make limited contributions to a tax deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain qualified corporate pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(a) or 403(b) recordkeeping program made available by MFS Service Center, Inc.

6. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Net capital gain distributions may be taxable to shareholders that are individuals, estates, or trusts at a maximum rate of 20%, 25%, or 28%, depending upon the source of the gain. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain will be eligible for reduced tax rates if the shares were held by an individual, an estate, or a trust for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for nonhedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might have otherwise have continued to hold.


Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates of tax where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries are not known.

If the Fund holds more than 50% of its assets in foreign securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includible in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.


Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. federal income tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications, or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as the Fund qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.



Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.


7. DETERMINATION OF NET ASSET VALUE AND
   PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Fund's Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, the Fund's principal underwriter, prior to the close of that business day.

The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the maximum sales charge (currently 4.75%) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.



As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of each

Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B share). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).



Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."



PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares of the Fund and cover the period from July 22, 1994 to December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. The current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8355).


YIELD: Any yield quotation for a class of shares of the Fund will be based on the annualized net investment income per share of that class of the Fund over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.


The yield calculations assume no CDSC is paid. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."



CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."



GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Inves-tor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks; and similar or related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first
     Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders of experts.

8. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that each Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES. With respect to Class A shares, no service fees will be paid to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.


MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.


DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1997, the Fund paid the following Distribution Plan expenses:



                            AMOUNT OF      AMOUNT OF       AMOUNT OF
                          DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                           AND SERVICE    AND SERVICE     AND SERVICE
                          FEES PAID BY   FEES RETAINED   FEES RECEIVED
     CLASS OF SHARES          FUND           BY MFD        BY DEALERS
Class A Shares             $   490,166      $ 31,646       $  458,520
Class B Shares             $ 1,525,599      $ 25,618       $1,499,981
Class C Shares             $   507,377      $    317       $  507,060



GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund (Class A, Class B, Class C and Class I shares) and two of the Trust's other series, as well as Class A, B and I shares for one of the Trust's other series, Class A and I shares for eight other series of the Trust and Class A, B and C shares for one of the Trust's other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, the shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each series or class would participate equally in the earnings, dividends and assets of the particular series or class.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The

Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
    FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Fund's audited Financial Statements, consisting of the Portfolio of Investments at August 31, 1997, the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the year ended August 31, 1997, the Statement of Changes in Net Assets for the two years ended August 31, 1997 and 1996, and Notes to Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A


                       PERFORMANCE RESULTS AND QUOTATIONS

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                              PERFORMANCE RESULTS

                                 CLASS A SHARES


                                                     VALUE OF            VALUE OF
                                                      INITIAL            CAPITAL            VALUE OF
                                                      $10,000              GAIN            REINVESTED         TOTAL
                     YEAR ENDED                     INVESTMENT        DISTRIBUTIONS         DIVIDENDS         VALUE
--------------------------------------------------------------------------------------------------------------------
December 31, 1994(1)................................   $ 9,384             $ 29              $   103         $ 9,516
December 31, 1995...................................    10,622              189                  745          11,556
December 31, 1996...................................    11,187              580                1,549          13,316


(1) Based on initial investment made on July 22, 1994, the initial public offering date of Class A shares.

EXPLANATORY NOTES:
The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                             PERFORMANCE QUOTATIONS


All performance quotations are as of August 31, 1997.



                                                                                                      ACTUAL
                                                             AVERAGE ANNUAL           30-DAY          30-DAY
                                                             TOTAL RETURNS            YIELD           YIELD          CURRENT
                                                         ----------------------     (INCLUDING       (WITHOUT      DISTRIBUTION
                                                         1 YEAR    LIFE OF FUND    ANY WAIVERS)    ANY WAIVERS)        RATE
-------------------------------------------------------------------------------------------------------------------------------
Class A shares with sales charge......................   10.18%        12.27%(1)      N/A            1.65%           2.03%
Class A shares without sales charge...................   15.67%        14.05%(1)      N/A             N/A             N/A
Class B shares with CDSC..............................   11.01%        12.56%(1)      N/A             N/A             N/A
Class B shares without CDSC...........................   15.01%        13.31%(1)      N/A            1.23%           1.60%
Class C shares with CDSC..............................   14.06%        13.36%(1)      N/A             N/A             N/A
Class C shares without CDSC...........................   15.06%        13.36%(1)      N/A            1.23%           1.68%
Class I shares........................................   15.87%(2)     14.11%(2)      N/A            2.24%           3.04%(3)




(1) From the inception date of Class A, Class B and Class C shares on July 22, 1994.



(2) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of Class I shares on January 7, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.



(3) The current distribution rate for Class I shares is calculated by annualizing the last dividend.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
617-954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617)954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company


225 Franklin Street


Boston, MA 02101


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800)225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

MFS(R) WORLD ASSET
ALLOCATION FUNDSM

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS LOGO]                                           MAA-13-1/97/500  88/288/388

[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997

MFS(R) WORLD ASSET ALLOCATION FUND(SM)




[Graphic omitted]

TABLE OF CONTENTS

Letter to Shareholders ....................................................  1
Portfolio Allocation ......................................................  3
  U.S. Stock Market .......................................................  3
  International Stock Markets .............................................  4
  U.S. High-Yield Corporate Bond Market ...................................  5
  U.S. Government Bond Market .............................................  6
  International Bond Markets ..............................................  6
Portfolio Managers' Profiles ..............................................  7
Fund Facts ................................................................  9
Performance Summary .......................................................  9
Tax Form Summary .......................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 39
The MFS Family of Funds(R) ................................................ 40
Trustees and Officers ..................................................... 41

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 15.67%, CLASS B SHARES 15.01%, CLASS C SHARES 15.06%, AND CLASS I SHARES 15.87%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WHILE GOOD NEWS IN THE UNITED STATES HAS DOMINATED ECONOMIC REPORTS, THE WORLD ECONOMIC SITUATION IS ALSO FAVORABLE, WITH GROWTH RESUMING IN EUROPE AND SIGNS OF LIFE IN LATIN AMERICA.

   o WE BELIEVE RELATIVE VALUATIONS IN THE U.S. STOCK MARKET ARE NEAR THEIR ALL- TIME HIGHS AND, HENCE, ARE VULNERABLE TO BAD NEWS OR UNFAVORABLE TRENDS. AS A RESULT, WE HAVE MAINTAINED OUR OVEREMPHASIS ON INTERNATIONAL STOCKS AND HAVE UNDERWEIGHTED U.S. STOCKS.

   o IN BONDS, WE HAVE SEEN VALUE ONLY IN THE U.S. HIGH-YIELD CORPORATE MARKET, WHICH HAS BENEFITED FROM THE ONGOING STRENGTH OF THE U.S. ECONOMY. WE HAVE ALSO RECEIVED INCOME AND CAPITAL GAINS FROM OUR PRUDENT USE OF EMERGING MARKET DEBT.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 15.67%, Class B shares 15.01%, Class C shares 15.06%, and Class I shares 15.87%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of 40.78% for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance; 8.90% for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an index of international stocks; 10.06% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and -2.81% for the J.P. Morgan Non-Dollar Government Bond Index, an international bond index.

The past 12 months have been notable for the upward force and strength of the world's stock markets, particularly that of the United States. Three factors stand out as reasons for this extraordinary surge in values. First, inflation, the biggest risk to financial strength, remains in abeyance, if not in retreat. We have just achieved the seventh consecutive monthly reduction in the U.S. producer price index, a remarkable achievement not seen in nearly a generation. Second, earnings from U.S. companies have surpassed Wall Street's expectations, and these companies are still benefiting from shrinking costs and streamlined operations. Third, and very important, the continued push to invest individual investors' retirement money in the equity market continues to force demand and prices upward.

While good news in the United States has dominated economic reports, the world economic situation is also favorable. Growth has resumed in Europe, while Latin America is showing signs of life. In Asia, however, growth trends may continue to be weaker than previously expected.

During this time, we have managed the Fund with an eye toward balancing risk and opportunity. We believe relative valuations in the U.S. stock market are near their all-time highs and, hence, are vulnerable to bad news or unfavorable trends. As a result, we have maintained our overemphasis (relative to world market weightings) on international stocks (now approximately 47% of the portfolio) and have underweighted U.S. stocks (only 8% during most of this period). While this mix of assets may have caused us to trail certain indexed measures of performance, we have continued to experience favorable returns, with little day-to-day volatility. As a byproduct of this overarching view, we have held a high cash position, ranging from 25% to 35% of the Fund's assets, as a reserve for future deployment in the event of a market fall.

In the world of bonds, we have seen value only in the U.S. high-yield corporate market, which has benefited from the ongoing strength of the U.S. economy. We have made occasional forays into the U.S. government market, which can present value on a trading basis. We have also received income and capital gains from our use of emerging market debt on an infrequent, but well-researched basis. The Fund has benefited from a broad choice of assets that change frequently, the mix of which is driven by both an internal model and by the judgment of the investment managers on the Asset Allocation Committee. What follows is a closer view of our work from the various submanagers.

Respectfully,

/s/ A. Keith Brodkin                      /s/ James T. Swanson
    A. Keith Brodkin                          James T. Swanson
    Chairman and President                    On behalf of the Asset
                                              Allocation Committee
September 15, 1997

PORTFOLIO ALLOCATION AS OF AUGUST 31, 1997

International Stocks .................................   46.9%
Cash & Short-Term Securities .........................   26.1%
High-Yield Bonds .....................................   17.3%
Domestic Stocks ......................................    8.0%
International Bonds ..................................    1.7%

For a more complete breakdown, refer to the Portfolio of Investments.

U.S. STOCK MARKET - 8.0%

Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Recent additions to the portfolio include Computer Associates International (software), Stone Container (paper manufacturing), and Teradyne (semiconductor equipment). Currently, our top three sectors are technology (23.5% of U.S. equities), health care (13.8%), and retailing (12.6%). Our current outlook continues to be cautious. Given the current level of interest rates, equity valuations are high and leave no margin for error.

-- John F. Brennan, Jr.

FIVE LARGEST HOLDINGS AS OF 8/31/97                            % of Net Assets
------------------------------------------------------------------------------
MCI Communications Corp. (Utilities - Telephone)                          0.7%
------------------------------------------------------------------------------
Tyco International Ltd. (Consumer Goods and Services)                     0.7%
------------------------------------------------------------------------------
Rite Aid Corp. (Stores)                                                   0.5%
------------------------------------------------------------------------------
Oracle Systems Corp. (Computer Software - Systems)                        0.4%
------------------------------------------------------------------------------
CVS Corp. (Stores)                                                        0.3%
------------------------------------------------------------------------------

INTERNATIONAL STOCK MARKETS - 46.9%

Internationally, we emphasize stock selection as opposed to country or industry selection. Priority is placed on companies that we believe will generate above-average earnings growth and that are trading at attractive valuations, regardless of their home country.

Broad regional exposures in international stocks were as follows: 60% in Europe, 33% in Asia/Pacific, and 7% in the Americas. The largest individual country exposures were to the United Kingdom (26% of the international equity portfolio), Japan (20%), and the Netherlands (6%). Roughly 14% of our international holdings were in emerging markets, 9% of which were in Southeast Asia (including Hong Kong and Singapore), 4% in Latin America, and the remainder in Central Europe.

Over the past three months, the European weighting has increased by roughly 6% at the expense of our Asia/Pacific weighting. This was the result of recent purchases in Europe, notably in the United Kingdom; sales in Asia/Pacific, specifically South Korea and Hong Kong; and the recent poor performance of Southeast Asian stock markets and currency devaluations. While the Southeast Asian markets have come under significant pressure in the past one to two months, we believe that -- for the most part -- the Southeast Asian companies in the Fund have not seen a fundamental impact on their businesses. Companies like Indosat, an Indonesian telecommunications firm, could actually see their earnings increase due to the devaluation of the rupee. We are closely monitoring developments in that part of the world and, when appropriate, are taking the opportunity to increase holdings in companies that we believe have attractive fundamentals and trade at depressed valuations.

Our overall focus remains on companies that we believe will generate above-average and sustainable growth, regardless of the state of the global economy. Examples of large holdings that fit this description are British Aerospace; Canon, a Japanese office equipment company; QBE Insurance, an Australian insurer; and Sparbanken Sverige, a Swedish banking company.

-- David Mannheim

FIVE LARGEST HOLDINGS AS OF 8/31/97                            % of Net Assets
------------------------------------------------------------------------------
Canadian National Railway Co. (Railroads - Canada)                        1.8%
------------------------------------------------------------------------------
PowerGen PLC (Utilities - Electric - United Kingdom)                      1.4%
------------------------------------------------------------------------------
British Aerospace PLC (Aerospace and Defense - United Kingdom)            1.4%
------------------------------------------------------------------------------
ASDA Group PLC (Supermarkets - United Kingdom)                            1.4%
------------------------------------------------------------------------------
Canon, Inc. (Special Products and Services - Japan)                       1.2%
------------------------------------------------------------------------------

U.S. HIGH-YIELD CORPORATE BOND MARKET - 17.3%

Our overall investment strategy is to seek companies that have improving credit quality and whose high-yield bonds offer attractive expected returns. We look for companies that have successful management teams, leadership positions within their industries, consistent operating results, and reasonable leverage. During the first half of 1997, the high-yield market remained one of the best-performing fixed-income asset classes. The market's strength was due in part to a strong economy and a subsequent low default rate, which has averaged only 1.8% over the past 12 months. Demand for high-yield bonds has been exceptionally strong, with net inflows into high-yield mutual funds over the past year exceeding the levels recorded in any prior year. Although the spread between high-yield bonds and U.S. Treasury notes narrowed to a record low 2.80% from 3.22% at the beginning of the year, we believe the environment for owning high-yield bonds remains favorable due to the general outlook for moderate economic growth and low inflation.

Given the tight level of spreads and the length of this economic expansion, we have concentrated our holdings in the bonds of what we regard as better- quality companies because we do not think investors are adequately compensated for the risks associated with lower-tier credits. Two industries of note in which we are overweighted are consumer products and general industrials. In the consumer products sector, we are invested in such brand name companies as Westpoint Stevens and Sealy. Our general industrial holdings are a diversified group of niche manufacturing companies that are typically leaders in their fields. Such companies include International Knife, a dominant manufacturer of industrial cutting blades, and Hayes Wheels, a global supplier of automotive wheels. We reduced our weighting in the energy sector because we felt that the relatively low yields currently available in that sector were not appropriate compensation for the commodity risk associated with these investments.

-- Robert J. Manning

FIVE LARGEST HOLDINGS AS OF 8/31/97                            % of Net Assets
--------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 9.875s, 2002 (Metals and Minerals)      0.6%
------------------------------------------------------------------------------
Borden Incorporated, 9.25s, 2019 (Food and Beverage Products)             0.6%
------------------------------------------------------------------------------
Iron Mountain, Inc., 10.125s, 2006 (Information, Paging and Technology)   0.5%
------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.25s, 2007 (Chemicals)                        0.5%
------------------------------------------------------------------------------
Thermadyne Industries Holdings Corp., 10.75s, 2003 (Special Products and
  Services)                                                               0.5%
------------------------------------------------------------------------------

U.S. GOVERNMENT BOND MARKET

Activity in the U.S. government bond market remained fairly quiet over the past 12 months as interest rates on 10-year U.S. Treasury securities remained in the range of 6% to 7%. Looking forward, we expect that the combination of steady economic growth and low inflation will cause rates to remain relatively stable. Based on our neutral view and our positive outlook for many of the other sectors, the Fund currently has no exposure to the U.S. government bond market. If we see signs of a slowdown in the economy that suggest there is a potential for lower rates, we will begin allocating assets to this sector.

-- Geoffrey L. Kurinsky

INTERNATIONAL BOND MARKETS

Given the prospects for global economic recovery, with yields at cyclical lows, we reduced the global fixed-income allocation to zero in favor of domestic fixed-income securities in the first quarter of this year. Over the past 12 months, continued fiscal austerity, combined with easing monetary policy and subdued inflation throughout Europe, brought about a substantial decline in interest rates. Within Europe, yield convergence continued to occur between Germany and the higher-yielding markets. For example, the 10-year yield spreads of Spain and Italy versus Germany declined by 195 (1.95%) and 235 (2.35%) basis points, respectively. The U.S. dollar appreciated substantially over the past year, gaining nearly 20% against the German mark and most other European currencies. Monetary conditions in Japan remained extremely accommodative, while the currency crisis in Southeast Asia has potentially lengthened the recovery time for that region's economy. Local currency depreciation has actually caused the yen to appreciate on a trade- weighted basis, even though it has depreciated by nearly 10% over the past 12 months. Lastly, within the dollar bloc, Australian and Canadian yield spreads versus the United States have declined significantly. Canadian 10-year yields are currently over 30 basis points (0.30%) below those in the United States. The Australian economy has languished somewhat due to soft commodity prices, and its central bank has lowered interest rates five times in the past year, by a total of 250 basis points (2.50%).

-- Leslie J. Nanberg

PORTFOLIO MANAGERS' PROFILES

The Asset Allocation Committee consists of Messrs. Swanson and Nanberg as well as A. Keith Brodkin and Jeffrey L. Shames, Chairman and President of MFS, respectively, and John W. Ballen, Executive Vice President and Chief Equity Officer at MFS. The individuals responsible for managing the assets in the asset classes are as follows:

John F. Brennan, Jr., has been a member of the MFS investment staff since
1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President in 1995. Mr. Brennan manages the U.S. stock portion of the portfolio.

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and the Boston University Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. He manages the U.S. government bond portion of the portfolio.

David Mannheim began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991,
Vice President - Investments in 1992, and Senior Vice President in 1997. Mr. Mannheim is a graduate of Amherst College and of the Massachusetts Institute of Technology Sloan School of Management. He manages the international stock portion of the portfolio.

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and the Boston College Graduate School of Management, he was named Vice President - Investments in 1988 and Senior Vice President in 1993. In 1997, he was named High Yield Fixed Income Department head. Mr. Manning manages the U.S. high-yield corporate bond portion of the portfolio.

Leslie J. Nanberg is Senior Vice President and Chief Fixed Income Officer for MFS. Mr. Nanberg joined MFS in 1980. He was named Assistant Vice President - Investments in 1981, Vice President - Investments in 1983, and Senior Vice President in 1986. Mr. Nanberg is a graduate of the University of Illinois, Northwestern University, and the Northwestern University Graduate School of Management. He is a Chartered Financial Analyst and is a member of the Boston Security Analysts Society, Inc., as well as the Financial Analysts Federation. Mr. Nanberg manages the international bond portion of the portfolio.

James T. Swanson joined MFS in 1985 as Vice President - Investments and was named Senior Vice President in 1989. He was named portfolio manager of MFS(R) World Asset Allocation Fund(SM) upon its inception in July 1994. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration.

--------------------------------------------------------------------------------

FUND FACTS

OBJECTIVE:                      THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL
                                RETURN OVER THE LONG TERM THROUGH INVESTMENTS IN
                                EQUITY AND FIXED-INCOME SECURITIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:          CLASS A:  JULY 22, 1994
                                CLASS B:  JULY 22, 1994
                                CLASS C:  JULY 22, 1994
                                CLASS I:  JANUARY 7, 1997

SIZE:                           $336.9 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Asset Allocation Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1994, through August 31, 1997)

             MFS
         World Asset                Lehman              J.P. Morgan
         Allocation     S&P 500    Brothers     MSCI    Non-Dollar     Consumer
             Fund      Composite   Aggregate    EAFE    Government      Price
           Class A       Index     Bond Index   Index   Bond Index    Index-U.S.
         -----------   ---------   ----------   -----   -----------   ----------
7/94       $ 9,500      $10,000     $10,000    $10,000    $10,000      $10,000
 8/95      $10,900      $13,100     $11,400    $10,400    $11,600      $10,300
 8/96      $12,400      $15,500     $11,800    $11,200    $12,700      $10,600
 8/97      $14,337      $21,805     $13,018    $12,197    $12,656      $10,858

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                           1 Year              3 Years        Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A)
  including 4.75% sales charge (SEC results)                              +10.18%              +11.96%              +12.27%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A)
  at net asset value                                                      +15.67%              +13.78%              +14.05%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B)
  with CDSC (SEC results)                                                 +11.01%              +12.28%              +12.56%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B)
  at net asset value                                                      +15.01%              +13.06%              +13.31%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class C)
  with CDSC (SEC results)                                                 +14.06%              +13.12%              +13.36%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class C)
  at net asset value                                                      +15.06%              +13.12%              +13.36%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class I)
  at net asset value                                                      +15.87%              +13.85%              +14.11%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                   +40.78%              +26.58%              +28.52%
-----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index**                                                         + 8.90%              + 5.68%              + 6.60%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                                    +10.06%              + 8.43%              + 8.86%
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Govt. Bond Index+                                  - 2.81%              + 7.34%              + 6.95%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index++**                                                  + 2.19%              + 2.55%              + 2.69%
-----------------------------------------------------------------------------------------------------------------------------------
 *  For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1997.
**  Source: CDA/Wiesenberger.
 +  Source: Lipper Analytical Services, Inc.
++  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 7, 1997, have no initial sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 56.5%
------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES             VALUE
------------------------------------------------------------------------------------------------
U.S. Stocks - 8.0%

  Aerospace - 0.2%
    Allied Signal, Inc.                                                  6,200    $      511,888
------------------------------------------------------------------------------------------------
  Automotive
    Hayes Wheels International, Inc.                                     2,900    $       94,250
------------------------------------------------------------------------------------------------
  Business Machines
    Texas Instruments, Inc.                                                900    $      102,263
------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    Computer Sciences Corp.*                                             2,950    $      219,406
    CUC International, Inc.*                                             8,700           204,450
    Ikon Office Solutions, Inc.                                          7,800           202,800
                                                                                  --------------
                                                                                  $      626,656
------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Telephone & Data Systems, Inc.                                       5,100    $      201,450
------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Air Products & Chemicals, Inc.                                       2,200    $      179,438
    du Pont (E.I.) de Nemours & Co., Inc.                                4,200           261,712
                                                                                  --------------
                                                                                  $      441,150
------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    First Data Corp.                                                     2,600    $      106,763
    Microsoft Corp.*                                                     3,400           449,437
                                                                                  --------------
                                                                                  $      556,200
------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Bay Networks, Inc.*                                                  5,900    $      208,713
    BMC Software, Inc.*                                                  4,600           288,075
    Cadence Design Systems, Inc.*                                        1,500            71,344
    Compaq Computer Corp.*                                               4,600           301,300
    Computer Associates International, Inc.                              7,900           528,312
    Oracle Systems Corp.*                                               36,600         1,395,375
                                                                                  --------------
                                                                                  $    2,793,119
------------------------------------------------------------------------------------------------
  Construction Services - 0.1%
    Champion International Corp.                                         5,900    $      349,206
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Colgate-Palmolive Co.                                                4,100    $      257,275
    Philip Morris Cos., Inc.                                            22,100           964,112
    Tyco International Ltd.*                                            29,710         2,330,342
                                                                                  --------------
                                                                                  $    3,551,729
------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Corning, Inc.                                                        5,300    $      280,238
    Stone Container Corp.                                               21,800           376,050
                                                                                  --------------
                                                                                  $      656,288
------------------------------------------------------------------------------------------------
  Electronics - 0.5%
    Altera Corp.*                                                        2,100    $      111,825
    Analog Devices, Inc.*                                                9,000           298,125
    Atmel Corp.*                                                         5,500           194,562
    Intel Corp.                                                          4,000           368,500
    International Rectifier Corp.                                        5,900           134,594
    Kulicke & Soffa Industries, Inc.*                                    6,200           284,812
    Teradyne, Inc.*                                                      8,100           451,069
                                                                                  --------------
                                                                                  $    1,843,487
------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Clear Channel Communications, Inc.*                                  6,700    $      455,181
    Harrah's Entertainment, Inc.*                                       12,600           282,712
    LIN Television Corp.*                                               18,500           877,594
                                                                                  --------------
                                                                                  $    1,615,487
------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    American Express Co.                                                 4,100    $      318,775
    Associates First Capital Corp., "A"                                  3,900           226,444
                                                                                  --------------
                                                                                  $      545,219
------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Archer-Daniels-Midland Co.                                           7,980    $      172,568
------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Chubb Corp.                                                          2,890    $      193,269
    CIGNA Corp.                                                          1,700           311,737
    Conseco, Inc.                                                        5,200           223,600
    Lincoln National Corp.                                               4,300           287,831
    PennCorp Financial Group, Inc.                                       2,000            64,125
                                                                                  --------------
                                                                                  $    1,080,562
------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Boston Scientific Corp.*                                             4,300    $      303,150
    Bristol-Myers Squibb Co.                                            12,200           927,200
    Mckesson Corp.##                                                     2,500           234,219
    Pfizer, Inc.                                                         1,800            99,675
    Schering Plough Corp.                                                5,300           254,400
                                                                                  --------------
                                                                                  $    1,818,644
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.4%
    AmeriSource Health Corp., "A"*                                       5,100    $      255,319
    Medtronic, Inc.                                                      2,200           198,825
    St. Jude Medical, Inc.*                                             16,200           616,612
    United Healthcare Corp.                                              8,100           393,863
                                                                                  --------------
                                                                                  $    1,464,619
------------------------------------------------------------------------------------------------
  Office Equipment - 0.1%
    Office Depot, Inc.*                                                 12,000    $      221,250
------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Noble Drilling Corp.                                                 7,700    $      218,969
------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Texaco, Inc.                                                         2,300    $      265,075
------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    Waste Management, Inc.                                              15,700    $      502,400
------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Burlington Northern Santa Fe Railway Co.                             3,100    $      284,231
    Wisconsin Central Transportation Corp.*                              8,000           248,000
                                                                                  --------------
                                                                                  $      532,231
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp.                                                  9,100    $      279,256
    Promus Hotel Corp.*                                                 10,000           388,125
                                                                                  --------------
                                                                                  $      667,381
------------------------------------------------------------------------------------------------
  Stores - 0.8%
    CVS Corp.                                                           20,800    $    1,172,600
    Rite Aid Corp.                                                      32,600         1,632,037
                                                                                  --------------
                                                                                  $    2,804,637
------------------------------------------------------------------------------------------------
  Supermarkets
    Safeway, Inc.*                                                       2,508    $      127,726
------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    3Com Corp.*                                                          2,200    $      109,862
    Ascend Communications, Inc.*                                         2,900           123,069
    Cellular Communications International*                               2,500            90,000
    Cisco Systems, Inc.*                                                 3,400           256,275
    Lucent Technologies, Inc.                                            1,600           124,600
                                                                                  --------------
                                                                                  $      703,806
------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    MCI Communications Corp.                                            83,200    $    2,371,200
    Sprint Corp.                                                         2,900           136,300
                                                                                  --------------
                                                                                  $    2,507,500
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $   26,975,760
------------------------------------------------------------------------------------------------
Foreign Stocks - 48.5%
  Australia - 1.7%
    Q.B.E. Insurance Group Ltd. (Insurance)                            632,141    $    3,412,550
    Seven Network Ltd. (Entertainment)                                 615,300         2,475,475
                                                                                  --------------
                                                                                  $    5,888,025
------------------------------------------------------------------------------------------------
  Canada - 1.8%
    Canadian National Railway Co. (Railroads)                          119,100    $    5,917,781
------------------------------------------------------------------------------------------------
  Chile - 0.9%
    Chilectra SA, ADR (Utilities - Electric)                            98,000    $    3,021,546
------------------------------------------------------------------------------------------------
  Finland - 1.1%
    Huhtamaki Oy Group (Food Company)                                   36,000    $    1,421,276
    TT Tieto Oy (Computer Software - Systems)                           24,200         2,177,456
                                                                                  --------------
                                                                                  $    3,598,732
------------------------------------------------------------------------------------------------
  France - 2.1%
    TOTAL SA, "B" (Oils)*                                               18,000    $    1,681,799
    Televison Francaise (Broadcasting)                                  26,000         2,113,335
    Union des Assurances Federales SA (Insurance)                       32,000         3,310,397
                                                                                  --------------
                                                                                  $    7,105,531
------------------------------------------------------------------------------------------------
  Germany - 2.0%
    adidas AG (Apparel and Textiles)                                    23,000    $    2,757,763
    Henkel Kgaa (Consumer Goods and Services)                           53,500         2,693,030
    Volkswagen AG (Automotive)                                           1,950         1,395,320
                                                                                  --------------
                                                                                  $    6,846,113
------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization SA
      (Telecommunications)                                              68,370    $    1,516,529
------------------------------------------------------------------------------------------------
  Hong Kong - 2.2%
    Asia Satellite Telecommunications Holdings Ltd.
      (Telecommunications)*                                             80,000    $      222,992
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                                        357,000         1,248,500
    Li & Fung Ltd. (Wholesale)                                       1,250,000         1,274,250
    Liu Chong Hing Bank (Banks and Credit Cos.)                        554,000         1,476,299
    Peregrine Investment Holdings (Brokerage)                          653,000         1,213,470
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                        452,400         1,926,591
                                                                                  --------------
                                                                                  $    7,362,102
------------------------------------------------------------------------------------------------
  Indonesia - 0.7%
    PT Indosat (Telecommunications)                                    178,000    $      367,000
    PT Indosat, ADR (Telecommunications)                                68,300         1,481,256
    PT Semen Gresik (Building Materials)                               595,000           613,402
                                                                                  --------------
                                                                                  $    2,461,658
------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp., PLC, ADR (Health Products)*                              6,200    $      282,100
------------------------------------------------------------------------------------------------
  Italy - 0.6%
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                                      463,000    $      674,360
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                             853,000         1,423,316
                                                                                  --------------
                                                                                  $    2,097,676
------------------------------------------------------------------------------------------------
  Japan - 10.1%
    Bridgestone Corp. (Tire and Rubber)                                 98,000    $    2,169,652
    Canon, Inc. (Special Products and Services)                        145,000         4,003,726
    DDI Corp. (Telecommunications)                                         575         3,003,731
    Eisai Co. Ltd. (Pharmaceuticals)                                   107,000         2,031,748
    Fuji Photo Film Co. (Photographic Products)                         53,000         2,039,133
    Kinki Coca-Cola Bottling Co. (Beverages)                            56,000           696,518
    Kirin Beverage Corp. (Beverages)                                   111,000         1,794,770
    Nippon Broadcasting (Broadcasting)                                  20,000         1,477,610
    Nitto Denko Corp. (Industrial Goods and Services)                  140,000         2,426,202
    Osaka Sanso Kogyo Ltd. (Chemicals)                                 320,000           676,608
    Rohm Co. (Electronics)                                              18,000         1,865,672
    Sony Corp. (Electronics)                                            42,000         3,656,713
    Takeda Chemical Industries (Pharmaceuticals)                       110,000         2,927,859
    TDK Corp. (Special products and Services)                           40,000         3,071,308
    Ushio, Inc. (Electronics)                                          226,000         2,342,445
                                                                                  --------------
                                                                                  $   34,183,695
------------------------------------------------------------------------------------------------
  Malaysia - 0.5%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                      126,000    $      560,952
    UMW Holdings Berhad (Automobiles)                                  462,000         1,241,995
                                                                                  --------------
                                                                                  $    1,802,947
------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, SA de C V (Broadcasting)*                                22,800    $      410,400
------------------------------------------------------------------------------------------------
  Netherlands - 3.0%
    Ahrend Kon (Office Equipment)                                       67,938    $    2,216,817
    Akzo Nobel (Chemicals)                                              22,500         3,479,882
    IHC Caland NV (Machinery/Industrial)                                25,334         1,448,188
    Royal Dutch Petroleum (Oils)                                        56,000         2,835,717
                                                                                  --------------
                                                                                  $    9,980,604
------------------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru SA, ADR (Telecommunications)                    62,000    $    1,449,250
------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Alsons Cement Corp. (Building Materials)*##                      3,479,250    $      323,651
------------------------------------------------------------------------------------------------
  Poland - 0.2%
    Kghm Polska Miedz Sa (Metals and Minerals)##                        58,100    $      697,200
------------------------------------------------------------------------------------------------
  Portugal - 1.9%
    Banco Espirito Santo e Comercial de Lisboa SA
      (Banks and Credit Cos.)                                           63,900    $    1,567,882
    Banco Totta E Acores (Financial Institutions)                      145,000         2,601,141
    Telecel - Comunicacaoes Pessoais SA
      (Telecommunication)                                               29,300         2,131,197
                                                                                  --------------
                                                                                  $    6,300,220
------------------------------------------------------------------------------------------------
  Singapore - 1.0%
    Hong Leong Finance Ltd. (Finance)+                                 897,000    $    1,750,675
    Mandarin Oriental International, Ltd.
      (Restaurants and Lodgings)                                     1,365,999         1,529,919
                                                                                  --------------
                                                                                  $    3,280,594
------------------------------------------------------------------------------------------------
  Spain - 1.4%
    Acerinox SA (Iron and Steel)                                        14,000    $    2,298,342
    Repsol SA (Oils)                                                    58,000         2,286,424
                                                                                  --------------
                                                                                  $    4,584,766
------------------------------------------------------------------------------------------------
  Sweden - 2.5%
    Astra AB (Pharmaceuticals)                                         206,000    $    3,102,587
    Skandia Foersaekrings AB (Insurance)                                56,000         2,161,723
    Sparbanken Sverige AB (Banks and Credit Cos.)                      142,000         3,073,235
                                                                                  --------------
                                                                                  $    8,337,545
------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Novartis AG (Pharmaceuticals)                                        2,007    $    2,834,298
------------------------------------------------------------------------------------------------
  United Kingdom - 12.3%
    Danka Business Systems, ADR (Business Services)                      1,000    $       46,750
    ASDA Group PLC (Supermarkets)                                    2,030,000         4,761,568
    Avis Europe PLC (Auto Rental)##                                    630,000         1,439,487
    British Aerospace PLC (Aerospace and Defense)                      204,000         4,773,600
    British Petroleum PLC (Oil and Gas)                                238,736         3,334,832
    British Petroleum PLC, ADR (Oil and Gas)                             5,833           493,618
    Capital Radio PLC (Broadcasting)                                    71,000           581,028
    Carlton Communicatons PLC (Broadcasting)                           387,000         3,079,204
    Corporate Services Group (Business Services)                       502,000         1,578,137
    Grand Metropolitan (Food and Beverage Products)                    430,000         3,947,443
    Jarvis Hotels PLC (Restaurants and Lodging)*+                      517,800         1,300,558
    Kwik-Fit Holdings PLC (Retail)                                     482,000         2,343,195
    Lloyds TSB Group PLC (Banks and Credit Cos.)                       253,457         2,920,256
    PowerGen PLC (Utilities - Electric)*                               378,997         4,790,446
    Storehouse PLC (Retail)*                                           733,971         2,711,803
    Tomkins PLC (Diversified Operations)                               680,000         3,294,763
                                                                                  --------------
                                                                                  $   41,396,688
------------------------------------------------------------------------------------------------
  Venezuela - 0.5%
    Compania Anonima Nacional Telefonos de Venezuela,
      ADR (Telecommunications)*                                         41,000    $    1,691,250
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                              $  163,370,901
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $170,531,331)                                      $  190,346,661
------------------------------------------------------------------------------------------------

Warrants - 0.5%
------------------------------------------------------------------------------------------------
                                                                        SHARES
------------------------------------------------------------------------------------------------
Warrants - 0.5%
Foreign Stocks
  Peregrine Investment Holdings (Hong Kong)*                            46,800    $       23,252
  Ciba Specialty Chemicals (Switzerland)*                               19,432         1,672,816
------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $1,429,855)                                      $    1,696,068
------------------------------------------------------------------------------------------------

Preferred Stock - 0.4%
------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES             VALUE
------------------------------------------------------------------------------------------------
Entertainment - 0.4%
  Time-Warner, Inc., "K", 10.25s##
    (Identified Cost, $1,093,406)                                        1,078    $    1,226,119
------------------------------------------------------------------------------------------------

Bonds - 14.5%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------
U.S. Bonds - 12.7%
  Aerospace - 0.5%
    BE Aerospace, Inc., 9.875s, 2006                                  $  1,250    $    1,328,125
    Howmet Corp., 10s, 2003                                                250           270,000
                                                                                  --------------
                                                                                  $    1,598,125
------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Hayes Wheels International, Inc., 9.125s, 2007##                  $  1,500    $    1,518,750
------------------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard, Inc., 0s to 1998, 10.5s to 2005                $    750    $      744,375
    Building Materials Corp., 0s to 1999, 11.75s to 2004                 1,525         1,406,812
    Nortek, Inc., 9.25s, 2007                                              250           251,875
    Nortek, Inc., 9.875s, 2004                                             900           909,000
                                                                                  --------------
                                                                                  $    3,312,062
------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Harris Chemical North America, Inc., 10.25s, 2001                 $  1,500    $    1,569,375
    NL Industries, Inc., 11.75s, 2003                                      750           823,125
    Sterling Chemicals, Inc., 11.25s, 2007                               1,500         1,614,375
                                                                                  --------------
                                                                                  $    4,006,875
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    E & S Holdings Corp., 10.375s, 2006                               $    800    $      803,000
    FoodBrands America, Inc., 10.75s, 2006                                 750           872,145
    Kindercare Learning Center, Inc., 9.5s, 2009                           650           632,125
    Panamsat LP/Capital Corp., 0s to 1998, 11.375s to 2003               1,500         1,477,890
    Polymer Group, Inc., 9s, 2007##                                      1,500         1,518,750
    Sealy Corp., 10.25s, 2003                                            1,000         1,055,000
    Westpoint Stevens, Inc., 9.375s, 2005                                  500           521,250
                                                                                  --------------
                                                                                  $    6,880,160
------------------------------------------------------------------------------------------------
  Containers - 1.4%
    Gaylord Container Corp., 9.75s, 2007##                            $  1,500    $    1,522,500
    Silgan Holdings, Inc., 9s, 2009##                                    1,500         1,522,500
    Stone Container Corp., 9.875s, 2001                                  1,500         1,518,750
                                                                                  --------------
                                                                                  $    4,563,750
------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    AMC Entertainment, Inc., 9.5s, 2009##                             $    100    $      100,500
    Cinemark USA, Inc., 9.625s, 2008                                     1,000         1,010,000
                                                                                  --------------
                                                                                  $    1,110,500
------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Borden Incorporated, 9.25s, 2019                                  $  2,000    $    2,028,620
------------------------------------------------------------------------------------------------
  Information, Paging, and Technology - 0.9%
    Comcast Cellular Holdings, Inc., 9.5s, 2007##                     $  1,500    $    1,552,500
    Iron Mountain, Inc., 10.125s, 2006                                   1,500         1,620,000
                                                                                  --------------
                                                                                  $    3,172,500
------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    AGCO Corp., 8.5s, 2006                                            $    750    $      776,250
------------------------------------------------------------------------------------------------
  Media - 0.7%
    Cablevision Systems Corp., 9.25s, 2005                            $    750    $      772,500
    Chancellor Radio Broadcasting Corp., 8.75s, 2007##                     750           757,500
    Jones Intercable, Inc., 8.875s, 2007                                   750           776,250
                                                                                  --------------
                                                                                  $    2,306,250
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Tenet Healthcare Corp., 8.625s, 2007                              $    240    $      247,200
    Tenet Healthcare Corp., 10.125s, 2005                                  560           614,600
                                                                                  --------------
                                                                                  $      861,800
------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.2%
    Alaska Steel Corp., 9.125s, 2006                                  $  1,000    $    1,052,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                       2,000         2,070,000
    WCI Steel, Inc., 10s, 2004                                             750           789,375
                                                                                  --------------
                                                                                  $    3,911,875
------------------------------------------------------------------------------------------------
  Oil Services
    Falcon Drilling, Inc., 8.875s, 2003                               $    150    $      157,125
------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Gulf Canada, 9.25s, 2004                                          $    500    $      528,160
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Red Roof Inns, Inc., 9.625s, 2003                                 $    250    $      256,875
------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Revlon, Inc., 10.5s, 2003                                         $    800    $      846,000
------------------------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    IMO Industries, Inc., 11.75s, 2006                                $    750    $      811,875
    Thermadyne Industries Holdings Corp., 10.75s, 2003                   1,520         1,580,800
                                                                                  --------------
                                                                                  $    2,392,675
------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Dominick's Finer Foods, Inc., 10.875s, 2005                       $    700    $      784,000
    Pathmark Stores, Inc., 9.625s, 2003                                    750           723,750
    Ralph's Grocery Co., 10.45s, 2004                                      800           872,000
                                                                                  --------------
                                                                                  $    2,379,750
------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                  $   42,608,102
------------------------------------------------------------------------------------------------
Foreign Bonds - 1.8%
  Canada - 0.2%
    Rogers Cantel, Inc., 9.375s, 2008 (Cellular Telephones)           $    750    $      795,000
------------------------------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Republic, 11.1s, 2003                                 GRD  90,000    $      321,812
    Hellenic Republic, 12.6s, 2003                                     116,500           416,978
    Hellenic Republic, 13.4s, 2003                                      30,000           107,071
                                                                                  --------------
                                                                                  $      845,861
------------------------------------------------------------------------------------------------
  Indonesia - 1.3%
    APP International Finance Co., 10.25s, 2000 (Finance)             $  1,000    $    1,012,500
    APP International Finance Co., 11.75s, 2005 (Finance)                1,500         1,578,750
    PT Indah Kiat International Finance Co BV,
      11.875s, 2002 (Forest & Paper Products)                            1,250         1,380,500
    PT Indah Kiat, Pulp & Paper, 8.875s, 2000 (Forest &
      Paper Products)##                                                    500           488,750
                                                                                  --------------
                                                                                  $    4,460,500
------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                               $    6,101,361
------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $48,491,821)                                        $   48,709,463
------------------------------------------------------------------------------------------------

Contingent Promissory Note - 5.1%
------------------------------------------------------------------------------------------------
  Cargill, interest rate linked to commodity index, matures in
      2002 (Illiquid)
    (Identified Cost, $17,085,000)                                    $ 17,000    $   17,085,000
------------------------------------------------------------------------------------------------
Convertible Bond - 0.3%
------------------------------------------------------------------------------------------------
U.S. Bonds - 0.3%
  Automotive - 0.3%
    Exide Corp., 2.9s, 2005## (Identified Cost, $995,583)             $  1,600    $    1,016,000
------------------------------------------------------------------------------------------------

Short-Term Obligations - 27.3%
------------------------------------------------------------------------------------------------
Federal Home Loan Bank Consolidated Discount Note, due 9/03/97        $  6,175    $    6,173,151
Federal Home Loan Mortgage Corp., due 9/05/97 - 10/07/97                49,255        49,125,357
Federal Home Loan Mortgage Discount Notes, due 9/09/97 - 10/15/97       21,335        21,243,288
Federal National Mortgage Assn., due 9/16/97                             3,800         3,791,371
Federal National Mortgage Assn. Discount Notes, due 9/26/97                100            99,626
Student Loan Marketing Discount Note, due 9/02/97                       11,540        11,538,256
------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                   $   91,971,049
------------------------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                             (000 OMITTED)             VALUE
------------------------------------------------------------------------------------------------
Finnish Markkaa/Deutsche Marks
  January/2.8804                                      FIM              163,592    $       13,135
Swedish Kronor/Deutsche Marks
  November/4.1                                        SEK              154,334             7,101
------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $172,669)                            $       20,236
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $331,770,714)                                 $  352,070,596
------------------------------------------------------------------------------------------------

Call Options Written - (0.4)%
------------------------------------------------------------------------------------------------
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE
------------------------------------------------------------------------------------------------
Swiss Francs/Deutsche Marks
  March/0.847 (Premiums Received, $386,669)           CHF               55,447    $   (1,452,059)
------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------------------------
Finnish Markkaa/Deutsche Marks January/3.00           FIM              170,385    $     (361,402)
Norweigan Krone/Deutsche Marks October/4.25           NOK              114,683           (26,968)
------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $298,290)                           $     (388,370)

Other Assets, Less Liabilities - (4.0)%                                           $  (13,299,190)
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $  336,930,977
------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  =  Australian Dollars              GRD  =  Greek Drachma
CAD  =  Canadian Dollars                HKD  =  Hong Kong Dollars
CHF  =  Swiss Francs                    IEP  =  Irish Punts
DEM  =  Deutsche Marks                  ITL  =  Italian Lire
DKK  =  Danish Kroner                   JPY  =  Japanese Yen
ECU  =  European Currency Units         NOK  =  Norwegian Krone
ESP  =  Spanish Pesetas                 NZD  =  New Zealand Dollars
FIM  =  Finnish Markkaa                 PTE  =  Portuguese Escudos
FRF  =  French Francs                   SEK  =  Swedish Kronor
GBP  =  British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $331,770,714)             $352,070,596
  Cash                                                                   108,548
  Foreign Currency, at value (identified cost, $119,823)                 110,509
  Net receivable for forward foreign currency exchange
   contracts to sell                                                   6,234,288
  Receivable for Fund shares sold                                        481,907
  Receivable for investments sold                                      1,409,824
  Interest and dividends receivable                                    1,793,011
  Other assets                                                             3,016
  Deferred organization expenses                                          17,219
                                                                    ------------
      Total assets                                                  $362,228,918
                                                                    ------------
Liabilities:
  Payable for Fund shares reacquired                                $    169,906
  Payable for investments purchased                                   18,319,540
  Net payable for forward foreign currency exchange
   contracts to purchase                                               3,734,409
  Net payable for forward foreign currency exchange
   contracts closed or subject to master netting                         758,751
  Written options outstanding, at value (premiums received,
   $684,959)                                                           1,840,429
  Payable to affiliates -
    Management fee                                                        16,916
    Shareholder servicing agent fee                                        3,665
    Distribution fee                                                     310,019
  Accrued expenses and other liabilities                                 144,306
                                                                    ------------
      Total liabilities                                             $ 25,297,941
                                                                    ------------
Net assets                                                          $336,930,977
                                                                    ============
Net assets consist of:
  Paid-in capital                                                   $293,242,936
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies                       20,876,226
  Accumulated undistributed net realized gain on
   investments and foreign currency transactions                      20,006,806
  Accumulated undistributed net investment income                      2,805,009
                                                                    ------------
      Total                                                         $336,930,977
                                                                    ============
Shares of beneficial interest outstanding                            18,008,304
                                                                     ==========
Class A shares:
  Net asset value per share
    (net assets of $111,958,701 / 5,971,079 shares of
     beneficial interest outstanding)                                  $18.75
                                                                       ======
  Offering price per share (100 / 95.25 of net asset value
   per share)                                                          $19.69
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $166,864,816 / 8,924,447 shares of
     beneficial interest outstanding)                                  $18.70
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $58,073,642 / 3,110,973 shares of
     beneficial interest outstanding)                                  $18.67
                                                                       ======
Class I shares:
  Net asset value per share
    (net assets of $33,818 / 1,805 shares of beneficial
     interest outstanding)                                             $18.74
                                                                       ======
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 8,663,691
    Dividends                                                        3,861,826
    Foreign taxes withheld                                            (468,115)
                                                                   -----------
      Total investment income                                      $12,057,402
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,842,326
    Trustees' compensation                                              41,064
    Shareholder servicing agent fee                                    282,462
    Shareholder servicing agent fee (Class A)                           46,165
    Shareholder servicing agent fee (Class B)                           99,975
    Shareholder servicing agent fee (Class C)                           20,333
    Distribution and service fee (Class A)                             516,917
    Distribution and service fee (Class B)                           1,525,599
    Distribution and service fee (Class C)                             507,377
    Administrative fee                                                  25,004
    Custodian fee                                                      206,257
    Printing                                                            90,526
    Auditing fee                                                        54,448
    Postage                                                             53,163
    Amortization or organization expenses                                6,782
    Legal fee                                                            4,561
    Miscellaneous                                                      198,262
                                                                   -----------
      Total expenses                                               $ 5,521,221
    Fees paid indirectly                                               (13,352)
    Reduction of expenses by distributor (Class A)                     (26,751)
                                                                   -----------
      Net expenses                                                 $ 5,481,118
                                                                   -----------
        Net investment income                                      $ 6,576,284
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $20,363,050
    Written option transactions                                        383,949
    Foreign currency transactions                                      754,571
                                                                   -----------
      Net realized gain on investments and
        foreign currency transactions                              $21,501,570
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $11,999,783
    Written options                                                 (1,202,201)
    Translation of assets and liabilities
      in foreign currencies                                          2,923,978
                                                                   -----------
      Net unrealized gain on investments and
        foreign currency translation                               $13,721,560
                                                                   -----------
        Net realized and unrealized gain on
          investments and foreign currency                         $35,223,130
                                                                   -----------
          Increase in net assets from operations                   $41,799,414
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     1997             1996
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   6,576,284    $   4,164,411
  Net realized gain on investments and foreign currency
   transactions                                                     21,501,570       21,499,473
  Net unrealized gain (loss) on investments and foreign
   currency translation                                             13,721,560       (1,720,591)
                                                                 -------------    -------------
    Increase in net assets from operations                       $  41,799,414    $  23,943,293
                                                                 -------------    -------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (2,207,631)   $  (2,008,957)
  From net investment income (Class B)                              (2,457,334)      (2,218,582)
  From net investment income (Class C)                                (857,364)        (565,751)
  From net investment income (Class I)                                    (256)            --
  From net realized gain on investments and foreign currency
   transactions (Class A)                                           (5,984,967)      (2,800,463)
  From net realized gain on investments and foreign currency
   transactions (Class B)                                           (9,094,467)      (4,012,442)
  From net realized gain on investments and foreign currency
   transactions (Class C)                                           (2,927,754)        (929,505)
                                                                 -------------    -------------
    Total distributions declared to shareholders                 $ (23,529,773)   $ (12,535,700)
                                                                 -------------    -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                               $ 184,908,298    $  91,720,629
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   20,249,659       10,664,692
  Cost of shares reacquired                                       (130,635,200)     (31,243,387)
                                                                 -------------    -------------
    Increase in net assets from Fund share transactions          $  74,522,757    $  71,141,934
                                                                 -------------    -------------
      Total increase in net assets                               $  92,792,398    $  82,549,527
Net assets:
  At beginning of year                                             244,138,579      161,589,052
                                                                 -------------    -------------
At end of year (including accumulated undistributed net
investment income of $2,805,009 and $1,613,207,
 respectively)                                                   $ 336,930,977    $ 244,138,579
                                                                 =============    =============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                        1997            1996            1995           1994*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $17.68          $16.63          $15.33          $15.00
                                                                           ------          ------          ------          ------

Income from investment operations# -
  Net investment income(S)                                                 $ 0.46          $ 0.43          $ 0.55          $ 0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                             2.19            1.85            1.17            0.29
                                                                           ------          ------          ------          ------
      Total from investment operations                                     $ 2.65          $ 2.28          $ 1.72          $ 0.33
                                                                           ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                                               $(0.40)         $(0.49)         $(0.37)         $ --
  From net realized gain on investments and foreign
   currency transactions                                                    (1.18)          (0.74)          (0.05)           --
                                                                           ------          ------          ------          ------
      Total distributions declared to shareholders                         $(1.58)         $(1.23)         $(0.42)         $ --
                                                                           ------          ------          ------          ------
Net asset value - end of period                                            $18.75          $17.68          $16.63          $15.33
                                                                           ======          ======          ======          ======
Total return(+)                                                            15.67%          14.23%          11.48%           2.20%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses##                                                                1.43%           1.48%           1.47%           1.50%+
  Net investment income                                                     2.51%           2.45%           3.49%           2.43%+
Portfolio turnover                                                           128%            202%            118%              1%
Average Commission Rate###                                               $ 0.0000         $0.0219         $   --          $   --
Net assets at end of period (000 omitted)                                $111,959         $86,457         $58,663         $25,254

  *For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included the results would have been lower.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                                  $ 0.45          $ 0.42          $ 0.52          $ 0.02
    Ratios (to average net assets):
      Expenses##                                                            1.46%           1.53%           1.67%           2.62%+
      Net investment income                                                 2.48%           2.40%           3.29%           1.31%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                         1997              1996              1995            1994**
------------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $17.63            $16.58            $15.31            $15.00
                                                            ------            ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.36            $ 0.32            $ 0.43            $ 0.02
  Net realized and unrealized gain on investments
   and foreign currency transactions                          2.19              1.85              1.17              0.29
                                                            ------            ------            ------            ------
      Total from investment operations                      $ 2.55            $ 2.17            $ 1.60            $ 0.31
                                                            ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                $(0.30)           $(0.38)           $(0.28)           $ --
In excess of net investment income                            --               (0.74)            (0.05)             --
  From net realized gain on investments and foreign
   currency transactions                                     (1.18)             --                --                --
                                                            ------            ------            ------            ------
      Total distributions declared to shareholders          $(1.48)           $(1.12)           $(0.33)           $ --
                                                            ------            ------            ------            ------
Net asset value - end of period                             $18.70            $17.63            $16.58            $15.31
                                                            ======            ======            ======            ======
Total return                                                15.01%            13.58%            10.65%             2.07%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses##                                                 1.98%             2.10%             2.24%             2.57%+
  Net investment income                                      1.96%             1.83%             2.75%             1.39%+
Portfolio turnover                                            128%              202%              118%                1%
Average Commission Rate###                                $ 0.0000          $ 0.0219          $   --            $   --
Net assets at end of period (000 omitted)                 $166,865          $124,399          $ 83,601          $ 26,495

 **For the period from the commencement of the Fund's offering of Class B shares, July 22,
   1994, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                   $  --                --                --             $ 0.01
    Ratios (to average net assets):
      Expenses##                                               --                --                --              3.21%+
      Net investment income                                    --                --                --              0.75%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                            1997             1996             1995             1994***
---------------------------------------------------------------------------------------------------------------------------
                                                               CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $17.62           $16.58           $15.31           $15.00
                                                               ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.36           $ 0.33           $ 0.46           $ 0.03
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                             2.18             1.85             1.16             0.28
                                                               ------           ------           ------           ------
      Total from investment operations                         $ 2.54           $ 2.18           $ 1.62           $ 0.31
                                                               ------           ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                                   $(0.31)          $(0.40)          $(0.30)          $ --
  From net realized gain on investments and foreign
   currency transactions                                        (1.18)           (0.74)           (0.05)            --
                                                               ------           ------           ------           ------
      Total distributions declared to shareholders                                                                $
                                                               $(1.49)          $(1.14)          $(0.35)            --
                                                               ------           ------           ------           ------
Net asset value - end of period                                $18.67           $17.62           $16.58           $15.31
                                                               ======           ======           ======           ======
Total return                                                   15.06%           13.62%           10.72%            2.07%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses##                                                    1.96%            2.03%            2.18%            2.50%+
  Net investment income                                         2.00%            1.89%            2.91%            1.68%+
Portfolio turnover                                               128%             202%             118%               1%
Average Commission Rate###                                    $0.0000          $0.0219          $  --            $  --
Net assets at end of period (000 omitted)                     $58,074          $33,283          $19,325          $ 3,435

***For the period from the commencement of the Fund's offering of Class C shares, July 22,
   1994, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(S)The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated.
   If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                      $  --               --               --            $ 0.02
    Ratios (to average net assets):
      Expenses                                                    --               --               --             3.18%+
      Net investment income                                       --               --               --             1.00%+

See notes to financial statements

------------------------------------------------------------------------------
                                              PERIOD ENDED AUGUST 31, 1997****
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $17.56
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.28
  Net realized and unrealized gain on investments and
   foreign currency transactions                                       1.16
                                                                     ------
      Total from investment operations                               $ 1.44
                                                                     ------

Less distributions declared to shareholders -
  From net investment income                                          (0.26)
                                                                     ------
      Total distributions declared to shareholders                    (0.26)
                                                                     ------
Net asset value - end of period                                      $18.74
                                                                     ======
Total return                                                          8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          0.97%+
  Net investment income                                               3.43%+
Portfolio turnover                                                     128%
Average commission rate                                             $0.0000
Net assets at end of period (000 omitted)                               $34

   +Annualized.
  ++Not annualized.
****For the period from the commencement of the Fund's offering of Class I shares, January 7, 1997, through August 31, 1997.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997, $138,103 was reclassified from accumulated net realized gain on investments to undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 1997, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency transactions.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,093 for the year ended August 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $96,516 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $31,646 for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.47% of average daily net assets attributable to Class A shares on an annualized basis. The Fund began paying distribution fees at a rate of 0.50% per annum of the Fund's average daily net assets attributable to Class A, as of April 1, 1997. Prior to that, service fees with securities dealers were reduced by a maximum of 0.10% per annum. The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,618 and $317 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $2,458, $219,072, and $13,120 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     PURCHASES             SALES
------------------------------------------------------------------------------------------------
U.S. government securities                                        $ 25,919,164      $ 26,108,204
                                                                  ============      ============
Investments (non-U.S. government securities)                      $388,044,067      $339,689,070
                                                                  ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                      $331,358,035
                                                                                    ============
Gross unrealized appreciation                                                       $ 31,312,814
Gross unrealized depreciation                                                        (10,600,253)
                                                                                    ------------
Net unrealized appreciation                                                         $ 20,712,561
                                                                                    ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1997        YEAR ENDED AUGUST 31, 1996
                                           --------------------------        --------------------------
                                             SHARES             AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               5,682,250       $104,763,615       1,942,820      $34,004,181
Shares issued to shareholders in
 reinvestment of distributions              420,579          7,433,254         250,334        4,239,097
Shares reacquired                        (5,021,414)       (93,197,777)       (830,481)     (14,577,459)
                                          ---------       ------------       ---------      -----------
    Net increase                          1,081,415       $ 18,999,092       1,362,673      $23,665,819
                                          =========       ============       =========      ===========

Class B Shares
                                            YEAR ENDED AUGUST 31, 1997       YEAR ENDED AUGUST 31, 1996
                                          ----------------------------       --------------------------
                                             SHARES             AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               2,743,292       $ 50,100,639       2,433,897      $42,393,057
Shares issued to shareholders in
 reinvestment of distributions              554,995          9,772,491         308,270        5,200,860
Shares reacquired                        (1,428,097)       (26,314,959)       (728,702)     (12,706,594)
                                          ---------       ------------       ---------      -----------
    Net increase                          1,870,190       $ 33,558,171       2,013,465      $34,887,323
                                          =========       ============       =========      ===========

Class C Shares
                                           YEAR ENDED AUGUST 31, 1997        YEAR ENDED AUGUST 31, 1996
                                          ----------------------------       --------------------------
                                             SHARES             AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               1,647,309       $ 30,004,358         877,452      $15,323,391
Shares issued to shareholders in
 reinvestment of distributions              173,083          3,043,659          72,545        1,224,735
Shares reacquired                          (598,498)       (11,114,875)       (226,844)      (3,959,334)
                                          ---------       ------------       ---------      -----------
    Net increase                          1,221,894       $ 21,933,142         723,153      $12,588,792
                                          =========       ============       =========      ===========

Class I Shares
                                                        FOR THE PERIOD
                                                    JANUARY 7, 1997 TO
                                                       AUGUST 31, 1997
                                          ----------------------------
                                             SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                                   2,194       $     39,686
Shares issued to shareholders in
 reinvestment of distributions                   13                255
Shares reacquired                              (402)            (7,589)
                                          ---------       ------------
    Net increase                              1,805       $     32,352
                                          =========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997 was $2,564.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                        1997 CALLS                               1997 PUTS
                                 ---------------------------------       ---------------------------------
                                 PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                      OF CONTRACTS                            OF CONTRACTS
                                     (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Japanese Government Bonds                  --           $  --                    681,000       $      55,463
Options written -
  Australian Dollars                         7,547          50,977                   --              --
  Deutsche Marks                             --              --                     52,920          88,720
  Deutsche Marks/British Pounds             48,820         156,032                  30,698          64,578
  Finnish Markka/Deutsche Marks              --              --                    170,385         142,065
  Japanese Government Bonds                203,000          14,634               1,472,000         130,559
  Japanese Yen                           9,360,128         803,752               6,130,600         390,779
  Norwegian Krona/Deutsche Marks             --              --                    114,683         156,225
  Swiss Francs/Deutsche Marks               75,349         520,889                   --              --
Options terminated in closing transactions -
  Australian Dollars                        (7,547)        (50,977)                   --              --
  Deutsche Marks                              --              --                   (52,920)        (88,720)
  Deutsche Marks/British Pounds            (48,820)       (156,032)                (30,698)        (64,578)
  Japanese Government Bonds               (203,000)        (14,634)             (2,153,000)       (186,022)
  Japanese Yen                          (5,715,453)       (657,027)             (4,087,079)       (279,458)
  Swiss Francs/Deutsche Marks              (19,902)       (134,220)                   --              --
Options expired -
  Japanese Yen                          (3,644,675)       (146,725)             (2,043,521)       (111,321)
                                         ---------       ---------               ---------       ---------
OUTSTANDING, END OF PERIOD                  55,447       $ 386,669                 285,068       $ 298,290
                                         =========       =========               =========       =========
Options outstanding at end of period consist of:
  Finnish Markka/Deutsche Marks              --          $   --                    170,385       $ 142,065
  Norwegian Krona/Deutsche Marks             --              --                    114,683         156,225
  Swiss Francs/Deutsche Marks               55,447         386,669                   --              --
                                         ---------       ---------               ---------       ---------
OUTSTANDING, END OF PERIOD                  55,447       $ 386,669                 285,068       $ 298,290
                                         =========       =========               =========       =========

At August 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

                                                                                                       NET
                                                                                                UNREALIZED
                                      CONTRACTS TO                           CONTRACTS        APPRECIATION
           SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                   1/07/98  CAD          9,483,802      $  6,960,589      $  6,885,105        $    75,484
                   1/07/98  CHF          9,985,173         6,683,069         6,793,587           (110,518)
                   1/07/98  DEM          9,160,289         5,392,434         5,105,293            287,141
                   1/07/98  DKK              6,258               965               915                 50
         1/07/98 - 1/15/98  ECU         19,743,367        22,666,530        21,530,673          1,135,857
                   1/07/98  FRF         42,407,932         7,318,148         7,021,929            296,219
                   1/07/98  GBP         33,027,984        54,136,508        53,226,793            909,715
                   1/07/98  JPY      5,179,097,266        46,308,986        43,763,793          2,545,193
                   1/07/98  NOK        104,080,474        13,557,440        13,983,453           (426,013)
                   1/07/98  NZD         27,237,308        18,614,006        17,253,077          1,360,929
                   1/07/98  SEK         52,239,957         6,802,253         6,642,022            160,231
                                                        ------------      ------------        -----------
                                                        $188,440,928      $182,206,640        $ 6,234,288
                                                        ============      ============        ===========
Purchases
                   1/07/98  AUD         19,774,936      $ 14,924,145      $ 14,515,495        $  (408,650)
         9/30/97 - 1/07/98  CAD         18,967,605        13,868,034        13,733,641           (134,393)
                   1/07/98  CHF         30,892,366        21,746,765        21,018,161           (728,604)
         8/29/97 - 1/07/98  DEM         34,811,960        20,167,318        19,400,751           (766,567)
                   1/07/98  ECU         12,704,344        13,557,441        13,854,297            296,856
                   1/07/98  ESP        945,236,067         6,502,411         6,201,608           (300,803)
                   1/07/98  GBP          6,314,781        10,560,523        10,176,689           (383,834)
                   1/07/98  GRD      1,957,336,206         6,978,026         6,873,946           (104,080)
                   9/02/97  HKD            300,873            38,832            38,817                (15)
                   9/03/97  ITL         39,051,207            22,166            22,086                (80)
                   1/07/98  JPY      1,125,263,046        10,218,980         9,508,564           (710,416)
                   1/07/98  NOK        104,080,474        14,476,733        13,983,453           (493,280)
         9/02/97 - 9/04/97  PTE        122,904,841           673,070           672,527               (543)
                                                        ------------      ------------        -----------
                                                        $133,734,444      $130,000,035        $(3,734,409)
                                                        ============      ============        ===========

Forward foreign currency purchases and sales under master netting agreements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $1,484,453 with Swiss Bank, $581,268 with Bankers Trust, $523,570 with Deutsche Bank, $417,134 with Chase Manhattan, $366,203 with Goldman Sachs and a net receivable of $2,031,854 with C.S. First Boston and $582,023 with Merrill Lynch at August 31, 1997.

At August 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Fund owned the following restricted securities (constituting .9% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF      SHARE/PAR
DESCRIPTION                                    ACQUISITION         AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Hong Leong Finance Ltd.                            6/12/95        897,000      $2,824,159      $1,750,675
Jarvis Hotels PLC                                  7/02/96        517,800       1,325,552       1,300,558
                                                                               ----------      ----------
                                                                               $4,149,711      $3,051,233
                                                                               ==========      ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS World Asset Allocation Fund:
We have audited the accompanying statement of assets and liabilities of MFS World Asset Allocation Fund (the Fund), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Asset Allocation Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD ASSET ALLOCATION FUNDSM
TRUSTEES                                               SECRETARY
                                                       Stephen E. Cavan*
A. Keith Brodkin* - Chairman and President
                                                       ASSISTANT SECRETARY
Richard B. Bailey* - Private Investor;                 James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;              CUSTODIAN
Director, Cambridge Bancorp; Director,                 State Street Bank and Trust Company
Cambridge Trust Company
                                                       AUDITORS
Marshall N. Cohan - Private Investor                   Ernst & Young LLP

Lawrence H. Cohn, M.D. - Chief of Cardiac              INVESTOR INFORMATION For MFS stock and bond
Surgery, Brigham and Women's Hospital;                 market outlooks, call toll free: 1-800-637-4458
Professor of Surgery, Harvard Medical School           anytime from a touch-tone telephone.

The Hon. Sir J. David Gibbons, KBE - Chief             For information on MFS mutual funds, call your
Executive Officer, Edmund Gibbons Ltd.;                financial adviser or, for an information kit,
Chairman, Bank of N.T. Butterfield & Son Ltd.          call toll free: 1-800-637-2929 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time (or leave a
Abby M. O'Neill - Private Investor;                    message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                  INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,         P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial          Boston, MA 02107-9906
consultants); President, Benchmark
Consulting Group, Inc. (office services);              For general information, call toll free:
Trustee, Landmark Funds (mutual funds)                 1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                     For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company               toll free: 1-800-637-6576 any business day from
                                                       9 a.m. to 5 p.m. Eastern time. (To use this
Jeffrey L. Shames* - President and Director,           service, your phone must be equipped with a
Massachusetts Financial Services Company               Telecommunications Device for the Deaf.)

J. Dale Sherratt - President, Insight Resources,       For share prices, account balances, and
Inc. (acquisition planning specialists)                exchanges, call toll free: 1-800-MFS-TALK
                                                       (1-800-637-8255) anytime from a touch-tone
Ward Smith - Former Chairman (until 1994),             telephone.
NACCO Industries; Director, Sundstrand
Corporation                                            WORLD WIDE WEB
                                                       www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services Company               [Dalbar   For the fourth year in a row, MFS
500 Boylston Street                                    Logo]     earned a #1 ranking in the DALBAR,
Boston, MA 02116-3741                                            Inc. Broker/Dealer Survey, Main Office
                                                                 Operations Service Quality Category.
DISTRIBUTOR                                            The firm achieved a 3.42 overall score on a
MFS Fund Distributors, Inc.                            scale of 1 to 4 in the 1997 survey. A total of
500 Boylston Street                                    111 firms responded, offering input on the
Boston, MA 02116-3741                                  quality of service they received from 29 mutual
                                                       fund companies nationwide. The survey contained
ASSET ALLOCATION COMMITTEE*                            questions about service quality in 11
A. Keith Brodkin                                       categories, including "knowledge of operations
Jeffrey L. Shames                                      contact," "keeping you informed," and "ease of
John W. Ballen                                         doing business" with the firm.
Leslie J. Nanberg
James T. Swanson

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*
*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) WORLD ASSET                                         BULK RATE
ALLOCATION FUND(SM)                                       U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE




(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MAA-2 10/97 35.5M 88/288/388/888

                      MFS RESEARCH GROWTH AND INCOME FUND


                Supplement to the January 1, 1998 Prospectus and
                      Statement of Additional Information

     The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated January 1, 1998, and contains a description of Class I shares.

     Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

                                                                                   CLASS I
SHAREHOLDER TRANSACTION EXPENSES:
     Maximum Initial Sales Charge Imposed on Purchases of Fund
       Shares (as a percentage of offering price)................................    None
     Maximum Contingent Deferred Sales Charge (as a percentage of
       original purchase price or redemption proceeds, as applicable)............    None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
     Management Fees............................................................     0.65%
     Rule 12b-1 Fees............................................................     None
     Other Expenses (after fee reduction)(1)(2)(3)..............................     0.60%
     Total Operating Expenses (after fee reduction)(3)..........................     1.25%

------------------

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal period ended August 31, 1997.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(3) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.60% per annum of its average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" would be 0.65% and 1.30%, respectively. See "Other Information" below.

                              EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:


                    PERIOD              CLASS I
                    1 year ............   13
                    3 years ...........   40


                    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONSOLIDATED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

Financial Statements - Class I Shares

--------------------------------------------------------------------------------
                                                                 PERIOD ENDED
                                                               AUGUST 31, 1997**
--------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 12.01
                                                                    -------
Income from investment operations# -
  Net investment income@                                            $  0.08
  Net realized and unrealized gain on investments and
    foreign currency transactions                                      2.11
                                                                    -------
        Total from investment operations                            $  2.19
                                                                    =======
Less distributions declared -
  From net investment income                                          (0.04)
                                                                    -------
Net asset value - end of period                                     $ 14.16
                                                                    =======
Total return                                                         19.01%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                          1.18%+
  Net investment income                                               0.87%+
Portfolio turnover                                                     106%
Average commission rate                                             $0.0423
Net assets at end of period (000 omitted)                           $   825

** For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
+    Annualized.
++   Not Annualized.
#    Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.
@ The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of the average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income per share and the ratios would have been:

     Net investment income                                          $ 0.08
     Ratios (to average net assets):
       Expenses##                                                     1.22%+
       Net investment income                                          0.83%+

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

     In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a 1.00% CDSC upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C shares and Class I shares do not convert to any other class of shares of the Fund.


OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

     Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 0.60% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.

                THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998.

MFS(R) RESEARCH GROWTH                                                PROSPECTUS
AND INCOME FUND                                                  JANUARY 1, 1998
                                           CLASS A SHARES OF BENEFICIAL INTEREST
(A member of the MFS Family of Funds(R))   CLASS B SHARES OF BENEFICIAL INTEREST
                                           CLASS C SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS Research Growth and Income Fund (the "Fund"), a diversified series of MFS Series Trust I (the "Trust"). The investment objectives of the Fund are long-term growth of capital, current income and growth of income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies with a market capitalization of at least $2 billion which, in the judgment of the Fund's investment adviser, offer earnings growth potential while paying current dividends and may invest up to 35% of its total assets in other equity securities which offer prospects for growth of capital and future income. The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI"), dated January 1, 1998, as amended or supplemented from time to time, which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 37 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
1.  Expense Summary...............................................    3
2.  Condensed Financial Information...............................    5
3.  The Fund......................................................    7
4.  Investment Objectives and Policies............................    7
5.  Certain Securities and Investment Techniques..................    8
6.  Additional Risk Factors.......................................   14
7.  Management of the Fund........................................   17
8.  Information Concerning Shares of the Fund.....................   18
      Purchases...................................................   18
      Exchanges...................................................   25
      Redemptions and Repurchases.................................   26
      Distribution Plan...........................................   29
      Distributions...............................................   31
      Tax Status..................................................   31
      Net Asset Value.............................................   32
      Expenses....................................................   32
      Description of Shares, Voting Rights and Liabilities........   33
      Performance Information.....................................   34
9.  Shareholder Services..........................................   35
    Appendix A -- Waivers of Sales Charges........................  A-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:


                                            CLASS A      CLASS B     CLASS C
                                            -------      -------     -------
    Maximum Initial Sales Charge
      Imposed on Purchases of Fund
      Shares (as a percentage of
      offering price).................        5.75%        0.00%       0.00%
    Maximum Contingent Deferred Sales
      Charge (as a percentage of
      original purchase price or
      redemption proceeds, as
      applicable).....................  See Below(1)       4.00%       1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

    Management Fees...................        0.65%        0.65%       0.65%
    Rule 12b-1 Fees (after fee
      reduction)......................        0.25%(2)     1.00%(3)    1.00%(3)
    Other Expenses (after fee
      reduction)(4)(5)................        0.60%        0.60%       0.60%
                                              ----         ----        ----
    Total Operating Expenses (after
      fee reduction)(6)...............        1.50%         2.25%         2.25%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The Class A distribution fee of 0.10% is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(5) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.60% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" for the Fund would be 0.65% per annum for Class A, Class B and Class C shares, respectively.


(6) Absent any fee reductions, "Total Operating Expenses" for the Fund would be 1.55%, 2.30% and 2.30% per annum for Class A, B and C shares, respectively. See "Information Concerning Shares of the Fund -- Expenses" below.


                                EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) unless otherwise noted redemption at the end of each of the time periods indicated:


PERIOD                            CLASS A        CLASS B           CLASS C
------                            -------     -------------     -------------
                                                                          (1)
 1 year.........................   $  72      $ 63     $ 23     $ 33     $ 23
 3 years........................     102       100       70       70       70
 5 years........................     135       140      120      120      120
10 years........................     226       239(2)   239(2)   258      258


---------------


(1) Assumes no redemption.


(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION



The following information has been audited since the inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.



                              FINANCIAL HIGHLIGHTS



                                                              CLASS A
                                                       ----------------------
                                                       YEAR ENDED  PERIOD ENDED
                                                       AUGUST 31,   AUGUST 31,
                                                          1997        1996*
                                                       ----------  ------------
Per share data (for a share outstanding
  throughout the period):
Net asset value -- beginning of period...............    $ 11.13      $ 10.00
                                                         -------      -------
Income from investment operations# --
    Net investment incomesec.........................    $  0.07      $  0.05
    Net realized and unrealized gain on investments
      and foreign currency transactions..............       3.02         1.08
                                                         -------      -------
Total from investment operations.....................    $  3.09      $  1.13
                                                         -------      -------
Less distributions declared to shareholders --
    From net investment income.......................      (0.06)          --
    From net realized gain on investments
      and foreign currency transactions..............      (0.04)          --
                                                         -------      -------
Total distributions declared to shareholders.........      (0.10)          --
                                                         -------      -------
Net asset value -- end of period.....................    $ 14.12      $ 11.13
                                                         -------      -------
Total return++.......................................      36.22%       11.30%++
Ratios (to average net assets)/Supplemental datasec.:
    Expenses##.......................................       1.50%        1.50%+
    Net investment income............................       0.56%        0.65%+
Portfolio turnover...................................        106%          58%
Average commission rate..............................    $0.0423      $0.0113
Net assets at end of period (000 omitted)............    $33,567      $   492


---------------


   *  For the period from the inception of Class A shares on January 2, 1996, through August 31, 1996.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
  ++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
sec.  The investment adviser voluntarily agreed to maintain the expenses of the
      Fund at not more than 1.50% of the average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income
      (loss) per share and the ratios would have been:
      Net investment income (loss)...................    $  0.07      $ (0.13)
      Ratios (to average net assets):
       Expenses##....................................       1.55%        4.58%+
       Net investment income (loss)..................       0.51%       (1.86)%+

                              FINANCIAL HIGHLIGHTS
                             MFS MONEY MARKET FUND


                                                               CLASS B             CLASS C
                                                            ------------        ------------
                                                            PERIOD ENDED        PERIOD ENDED
                                                             AUGUST 31,          AUGUST 31,
                                                                1997*               1997*
                                                            ------------        ------------
Per share data (for a share outstanding
  throughout the period):
Net asset value -- beginning of period...................      $ 12.01             $ 12.00
                                                               -------             -------
Income from investment operations# --
    Net investment losssec...............................      $ (0.02)            $ (0.02)
    Net realized and unrealized gain on investments
      and foreign currency transactions..................         2.13                2.11
                                                               -------             -------
Total from investment operations.........................      $  2.11             $  2.09
                                                               -------             -------
Less distributions declared --
    From net investment income...........................        (0.01)              (0.01)
                                                               -------             -------
Net asset value -- end of period.........................      $ 14.11             $ 14.08
                                                               -------             -------
Total return.............................................        17.56%++            17.41%++

Ratios (to average net assets)/Supplemental data sec.:
    Expenses##...........................................         2.25%+              2.25%+
    Net investment loss..................................        (0.22)%+            (0.21)%+
Portfolio turnover.......................................          106%                106%
Average commission rate..................................      $0.0423             $0.0423
Net assets at end of period (000 omitted)................      $43,069             $ 7,433


---------------


   *  For the period from the inception of Class B and Class C shares on January 2,
      1997, through August 31, 1997.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
sec.  The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 2.25% of the average daily net assets. To the extent actual expenses were over/under the limitation, the net investment loss per share and the ratios would have been:
      Net investment loss................................      $ (0.02)            $ (0.02)
      Ratios (to average net assets):
       Expenses##........................................         2.30%+              2.30%+
       Net investment loss...............................        (0.27)%+            (0.26)%+

3.  THE FUND



The Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of thirteen series, which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares are currently offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional Class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser and is responsible for the management of the Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVES AND POLICIES


The Fund's investment objectives are long-term growth of capital, current income and growth of income. The investment objectives and polices of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in the Fund's objectives may result in the Fund having an investment objectives different from the objectives which shareholders considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objectives of any Fund will be achieved.


The portfolio securities of the Fund are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Fund's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned industry responsibility.


Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies with a market capitalization of at least $2 billion which, in the Adviser's judgment, offer earnings growth potential while paying current dividends (see "Certain Securities and Investment Techniques -- Equity Securities" below). Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund may also invest up to 35% of its total assets in other equity securities which offer prospects for growth of capital and future income.


Consistent with its investment objective and policies described above, the Fund may also invest up to (but not including) 20% (and generally expects to invest between 5% and 15%) of its net assets in foreign equity securities which are not traded on a U.S. exchange.


The Fund may engage in certain securities transactions and investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."



5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



Additional information about certain of these securities transactions and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EQUITY SECURITIES -- The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.


RESTRICTED SECURITIES -- The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LENDING OF PORTFOLIO SECURITIES -- The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to lend portfolio securities, it is intended that the value of the securities loaned would not exceed 30% of the value of the net assets of the Fund.


REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Fund has adopted certain procedures intended to minimize the risks of such transactions.


"WHEN ISSUED" SECURITIES -- The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will normally segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.


U.S. GOVERNMENT SECURITIES -- The Fund, for temporary defensive purposes, as discussed below, may invest, in U.S. Government securities, including: (1) the following U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.


EMERGING GROWTH COMPANIES -- The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.


FOREIGN GROWTH SECURITIES -- The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand, Hong Kong and most Western European countries, including Great Britain.


EMERGING MARKETS SECURITIES -- Consistent with the Fund's investment objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries (which may include foreign governments and their subdivisions, agencies or instrumentalities). Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and the location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.



INDEXED SECURITIES -- The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount or interest on the investment.



SWAPS AND RELATED TRANSACTIONS -- As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.



Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks.



OPTIONS ON SECURITIES -- The Fund may write (sell) covered put and call options and purchase put and call options on securities. The Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction cost. In contrast, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

"YIELD CURVE" OPTIONS -- The Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens

(in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. The Fund may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."

Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. and foreign exchanges.

FORWARD CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in

Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES -- The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.



OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS -- Although the Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

FOREIGN SECURITIES -- The Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITARY RECEIPTS -- The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above such as changes in exchange rates and more limited information about foreign issuers.

EMERGING MARKET SECURITIES -- The Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

PORTFOLIO TRADING -- The Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.


The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For the fiscal year ended August 31, 1997, the Fund had a portfolio turnover rate of over 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.



The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets).
                            ------------------------


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of the Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the Fund's policies on borrowing and investing in illiquid securities, a Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated January 2, 1996. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. The Fund is managed by a committee comprised of various equity research analysts. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.65% of the first $500 million of the Fund's average daily net assets and 0.55% of the amount in excess of $500 million. For the fiscal year ended August 31, 1997, the adviser received management fees under the Advisory Agreement of $210,333 (equivalent to 0.65% of the Fund's average daily net assets). Prior to January 1, 1997, the Adviser waived its right to receive management fees from the Fund.



MFS also serves as investment adviser to each of the other MFS Funds and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 30, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $4.1 billion of assets invested in foreign securities, and approximately $44.2 billion of assets invested in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life.

Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
O. Yost, James R. Bordewick, Jr., Ellen Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUNDS

PURCHASES


Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.


This Prospectus offers Class A, Class B and Class C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES -- Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:
--------------------------------------------------------------------------------

                                          SALES CHARGE* AS
                                           PERCENTAGE OF:            DEALER
                                                                 ALLOWANCE AS A
                                        OFFERING   NET AMOUNT     PERCENTAGE OF
           AMOUNT OF PURCHASE             PRICE     INVESTED     OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000.....................    5.75%       6.10%           5.00%
$50,000 but less than $100,000........    4.75        4.99            4.00
$100,000 but less than $250,000.......    4.00        4.17            3.20
$250,000 but less than $500,000.......    2.95        3.04            2.25
$500,000 but less than $1,000,000.....    2.20        2.25            1.70
$1,000,000 or more....................   None**      None**        See Below**
-------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:


        (i) on investments of $1 million or more in Class A shares;

        (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

        (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;



        (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND



        (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

 COMMISSION PAID BY MFD TO DEALERS           CUMULATIVE PURCHASE AMOUNT
 ---------------------------------      ------------------------------------
               1.00%                    On the first $2,000,000, plus
               0.80%                    Over $2,000,000 to $3,000,000, plus
               0.50%                    Over $3,000,000 to $50,000,000, plus
               0.25%                    Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares are waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

        (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                           YEAR OF                CONTINGENT
                        REDEMPTION              DEFERRED SALES
                      AFTER PURCHASE                CHARGE
                --------------------------      ---------------
                First.....................              4%
                Second....................              4%
                Third.....................              3%
                Fourth....................              3%
                Fifth.....................              2%
                Sixth.....................              1%
                Seventh and following.....              0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to

0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC -- In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL -- The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.


As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET
FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL -- A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL -- Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE -- Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER -- If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE -- Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and

Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.



At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL -- The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE: In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS: The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS: Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES -- There are features of the Distribution Plan that are common to each Class of shares, as described below.

SERVICE FEES: The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES: The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Funds -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES: Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES -- There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See
"Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.


The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES -- The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00%, per annum, respectively. The Class A distribution fee of 0.10% is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Prior to January 1, 1997, MFD waived its right to receive distribution and service fees for Class A shares.


DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a quarterly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by the dealer prior to the close of that business day.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage, transaction costs and class specific expenses, do not exceed 0.60% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. As of the date of this Prospectus, the Trust has thirteen series of shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



PERFORMANCE INFORMATION



From time to time, the Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1997, please see the Fund's annual report. A copy of the Fund's annual report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified;

    -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

DOLLAR COST AVERAGING PROGRAMS


    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                            ------------------------


The Fund's SAI, dated January 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) the Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading;
(iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


I. WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

1. DIVIDEND REINVESTMENT

  - Shares acquired through dividend or capital gain reinvestment; and

  - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

2. CERTAIN ACQUISITIONS/LIQUIDATIONS

  - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

  - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

  - Trustees and retired trustees of any investment company for which MFD serves as distributor;

  - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


  - Employees or registered representatives of dealers;


  - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

  - Institutional Clients of MFS or MFS Institutional Advisors, Inc.

4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

   - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and
     Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

   - Death or disability of the IRA owner.

   SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

   - Death, disability or retirement of 401(a) or ESP Plan participant;


   - Loan from 401(a) or ESP Plan;


   - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

   - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

   - Tax-free return of excess 401(a) or ESP Plan contributions;

   - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

   - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
     (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

   SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

   - Death or disability of SRO Plan participant.

6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

   - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

   - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


7. LOAN REPAYMENTS



   - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II. WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


1. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS



   - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.



2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


   - Shares acquired by insurance company separate accounts.


3. RETIREMENT PLANS


   ADMINISTRATIVE SERVICES ARRANGEMENTS


   - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.


   REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

   - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

   SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

   IRAS

   - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

   - Tax-free returns of excess IRA contributions.

   401(a) PLANS

   - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

   - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

   ESP PLANS AND SRO PLANS

   - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



   - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

1. SYSTEMATIC WITHDRAWAL PLAN


   - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

2. DEATH OF OWNER

   - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

3. DISABILITY OF OWNER

   - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

   IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

   - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

   - Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

   - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

   - Death or disability of a SAR-SEP Plan participant.

THE MFS FAMILY OF FUNDS(R) AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.


STOCK                                                   WORLD
----------------------------------------------------    ---------------------------------------------------------
Massachusetts Investors Trust                           MFS(R)/Foreign & Colonial Emerging
                                                           Markets Equity Fund
Massachusetts Investors Growth Stock Fund
                                                        MFS(R) International Growth Fund(3)
MFS(R) Mark Emerging Growth Fund
                                                        MFS(R) International Growth and
MFS(R) Equity Income Fund                                  Income Fund(4)

MFS(R) Growth Opportunities Fund                        MFS(R) World Asset Allocation Fund sm

MFS(R) Large Cap Growth Fund(1)                         MFS(R) World Equity Fund

MFS(R) Managed Sectors Fund                             MFS(R) World Governments Fund

MFS(R) Mid Cap Growth Fund(2)                           MFS(R) World Growth Fund

MFS(R) New Discovery Fund                               MFS(R) World Total Return Fund

MFS(R) Research Fund
                                                        NATIONAL TAX-FREE BOND
MFS(R) Research Growth and Income Fund                  ---------------------------------------------------------
                                                        MFS(R) Municipal Bond Fund
MFS(R) Strategic Growth Fund
                                                        MFS(R) Municipal High Income Fund
MFS(R) Union StandardRegistration Mark Equity Fund
                                                        MFS(R) Municipal Income Fund
MFS(R) Value Fund

                                                        STATE TAX-FREE BOND
STOCK AND BOND                                          ---------------------------------------------------------
----------------------------------------------------    Alabama, Arkansas, California, Florida,
MFS(R) Total Return Fund                                Georgia, Maryland, Massachusetts,
                                                        Mississippi, New York, North Carolina,
MFS(R) Utilities Fund                                   Pennsylvania, South Carolina, Tennessee,
                                                        Virginia, West Virginia

BOND
----------------------------------------------------    MONEY MARKET
MFS(R) Bond Fund                                        ---------------------------------------------------------
                                                        MFS(R) Cash Reserve Fund
MFS(R) Government Mortgage Fund
                                                        MFS(R) Government Money Market Fund
MFS(R) Government Securities Fund
                                                        MFS(R) Money Market Fund
MFS(R) High Income Fund

MFS(R) Intermediate Income Fund

MFS(R) Strategic Income Fund


LIMITED MATURITY BOND
----------------------------------------------------      (1)  Formerly MFSRegistration Mark Capital Growth Fund.
MFS(R) Government Limited Maturity Fund                   (2)  Formerly MFSRegistration Mark OTC Fund.
                                                          (3)  Formerly MFSRegistration Mark/Foreign & Colonial
MFS(R) Limited Maturity Fund                                     International Growth Fund.
                                                          (4)  Formerly MFSRegistration Mark/Foreign & Colonial
MFS(R) Municipal Limited Maturity Fund                           International Growth and Income Fund.

     Investment Adviser
     Massachusetts Financial
     Services Company
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Distributor
     MFS Fund Distributors, Inc.
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Custodian and Dividend
     Disbursing Agent
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     Shareholder Servicing Agent
     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116
     Toll-free: (800) 225-2606

     Mailing Address:
     P.O. Box 2281
     Boston, MA 02107-9906

     Independent Auditors

     Ernst & Young LLP


     200 Clarendon Street


     Boston, MA 02116

                                                             ----------------
                                                                 Bulk Rate
      [MFS INVESTMENT MANAGEMENT                               U.S. Postage
WE INVENTED THE MUTUAL FUND(TM) LOGO]                              Paid
                                                                   MFS
                                                             ----------------

MFS(R) RESEARCH GROWTH & INCOME FUND

500 Boylston Street, Boston,MA 02116-3741










This is your fund's current prospectus.
Please keep it with your financial records because it provides important facts about your investment.











                                                               MRG-1-1/98/146M

[MFS INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND LOGO]


MFS(R) RESEARCH GROWTH                                                      STATEMENT OF
AND INCOME FUND                                                             ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                                    January 1, 1998
--------------------------------------------------------------------------------------------------


                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................    2
  2.  Investment Objectives, Policies and Restrictions......................................    2
         Certain Securities and Investment Techniques.......................................    2
  3.  Management of the Fund................................................................   14
         Trustees...........................................................................   15
         Officers...........................................................................   15
         Investment Adviser.................................................................   16
         Administrator......................................................................   16
         Custodian..........................................................................   16
         Shareholder Servicing Agent........................................................   17
         Distributor........................................................................   17
  4.  Portfolio Transactions and Brokerage Commissions......................................   18
  5.  Shareholder Services..................................................................   19
         Investment and Withdrawal Programs.................................................   19
         Exchange Privilege.................................................................   21
         Tax-Deferred Retirement Plans......................................................   22
  6.  Tax Status............................................................................   22
  7.  Distribution Plan.....................................................................   23
  8.  Determination of Net Asset Value and Performance......................................   24
  9.  Description of Shares, Voting Rights and Liabilities..................................   27
 10.  Independent Auditors and Financial Statements.........................................   28
      Appendix A -- Performance Quotations..................................................  A-1


MFS(R) RESEARCH GROWTH AND INCOME FUND
A series of MFS Series Trust I
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --   MFS Research Growth and In-
                              come Fund, a diversified
                              series of the Trust.

"Trust"                --   MFS Series Trust I, a
                              Massachusetts business
                              Trust, organized on July
                              22, 1986. The Trust was
                              known as "MFS Lifetime
                              Managed Sectors Fund"
                              prior to August 1, 1993,
                              and as "Lifetime Managed
                              Sectors Trust" prior to
                              August 3, 1992.

"MFS" or the "Adviser" --   Massachusetts Financial
                              Services Company, a
                              Delaware corporation.

"MFD"                  --   MFS Fund Distributors,
                              Inc., a Delaware
                              corporation.

"Prospectus"           --   The Prospectus of the Fund,
                              dated January 1, 1998, as
                              amended or supplemented
                              from time to time.



2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS



INVESTMENT OBJECTIVES AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment techniques and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objectives and Policies," "Certain Securities and Investment Techniques" and "Additional Risk Factors" sections of the Prospectus.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's net assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets (if consistent with the Fund's investment policies) sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their principal value or interest rates may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the investment.


SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agree-ments may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.



Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call op-tions may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

RESET OPTIONS: In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier."


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

"YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. (See "Options on Securities.")


FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

FORWARD CONTRACTS: The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the Fund (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options, or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.


The Fund may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.


With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the

Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS -- In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS -- The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or
(ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy):

The Fund may not:

  (1) borrow amounts in excess of 33 1/3 of its assets including amounts borrowed;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

  (4) issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940

 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

  (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

  (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).


Except with respect to Investment Restriction (1) and nonfundamental investment policy(1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

  (2) invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

  (3) invest for the purpose of exercising control or management;


  (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act. Currently, the Fund does not intend to invest more than 5% of its net assets in such securities;



  (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;


  (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), and Forward Contracts;

  (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;


  (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;



  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, Options on Foreign Currencies or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



  (10) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.


3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)

Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY* (born 9/14/26)


Private Investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director



MARSHALL N. COHAN (born 11/14/26)

Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida


LAWRENCE H. COHN, M.D., (born 3/11/37)

Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts


THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)


Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (prior to November 1997)

Address: 21 Reid Street, Hamilton, Bermuda


ABBY M. O'NEILL (born 4/27/28)

Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III (born 8/18/26)

Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)

Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary


JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, President


J. DALE SHERRATT (born 9/23/38)

Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts


WARD SMITH (born 9/13/30)


NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director;


Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS


W. THOMAS LONDON,* Treasurer (born 3/1/44)

Massachusetts Financial Services Company, Senior Vice President


JAMES O. YOST,* Assistant Treasurer (born 6/12/60)

Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (prior to September 1996)



MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)


Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)



STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)

Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)

Massachusetts Financial Services Company, Senior Vice President and
  Associate General Counsel
---------------

*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.



TRUSTEE COMPENSATION TABLE



                        TRUSTEE     RETIREMENT
                         FEES        BENEFIT        ESTIMATED         TOTAL
                         FROM       ACCRUED AS       CREDITED      TRUSTEE FEES
                          THE      PART OF FUND      YEARS OF       FROM FUND
       TRUSTEE          FUND(1)     EXPENSE(1)      SERVICE(2)      COMPLEX(3)
       -------          -------    ------------     ----------     ------------
Walter E. Robb, III....   $0           $0               6            $149,258
Marshall N. Cohan......    0            0               6             149,258
Sir David Gibbons......    0            0               6             136,508
Richard B. Bailey......    0            0               6             247,168
Ward Smith.............    0            0              10             149,258
Abby M. O'Neill........    0            0               7             123,758
Dr. Lawrence Cohn......    0            0              16             136,508
J. Dale Sherratt.......    0            0              18             149,258


---------------

(1) For the fiscal year ending August 31, 1997.



(2) Based upon normal retirement age (75).



(3) Information provided is provided for calendar year 1996. All Trustees served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS complex (having aggregate net assets at December, 1996 of approximately $38.5 billion).



For the period from the commencement of investment operations on January 2, 1996 to the Fund's fiscal year ended August 31, 1997, the Trustees waived their right to receive such fees.

As of November 29, 1997, the Trustees and officers as a group owned less than 1% of the Fund's shares.



As of November 29, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., FBO its Customers, Attention: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 was the owner of approximately 5.05%, 7.58% and 29.24% of the outstanding Class A, Class B, and Class C shares of the Fund, respectively; and The MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the owner of approximately 99.99% of the outstanding Class I shares of the Fund.



The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated January 2, 1996 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."



For the Fund's fiscal year ended August 31, 1997, MFS received $210,333 under the Advisory Agreement.


For the period from the commencement of investment operations on January 2, 1996 to the Fund's fiscal year end of August 31, 1996, the Adviser waived its right to receive management fees from the Fund.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.



The Advisory Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.



ADMINISTRATOR



MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. During the period March 1, 1997 through August 31, 1997, MFS received $5,130 under the Agreement.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT



MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement dated September 10, 1986, as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended August 31, 1997, MFD received sales charges of $61,977 and dealers received sales charges of $1,069,888 (as their concession on gross sales charges of $1,131,865), for selling Class A shares of the Fund; the Fund received $26,024,403 representing the aggregate net asset value of such shares.



For the period from the inception date of Class A shares on January 2, 1996 to the Fund's fiscal year end of August 31, 1996, MFD did not receive any sales charges on sales of Class A shares of the Fund.



For the fiscal year ended August 31, 1996, the contingent deferred sales charge ("CDSC") imposed on the redemption of Class A, Class B and Class C shares was $0. For the fiscal year ended August 31, 1997, the CDSC imposed on the redemption of Class A, Class B and Class C shares was $0, $12,565 and $1,795, respectively.



The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and
Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.


The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the fiscal year ended August 31, 1996, the fund paid total brokerage commissions of $986 on total transactions of $710,876.

For the fiscal year ended August 31, 1997, the Fund paid total brokerage commissions of $142,865 on total transactions of $124,329,374.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.



SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the

Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax Adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax Advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

- Individual Retirement Accounts (IRAs) (for individuals and their Non-employed spouses who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);
- Simplified Employee Pension (SEP-IRA) Plans;
- Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");
- 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and
- Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax Adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of the Fund will normally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates or trusts at maximum rates of 20%, 25%, or 28%, depending upon the source of the gains. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains or losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark-to-market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.



Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


The Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

7. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to the Class A shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1997, the Fund paid the following Distribution Plan expenses:



                          AMOUNT OF       AMOUNT OF       AMOUNT OF
                         DISTRIBUTION   DISTRIBUTION    DISTRIBUTION
                         AND SERVICE     AND SERVICE     AND SERVICE
                         FEES PAID BY   FEES RETAINED   FEES RECEIVED
CLASSES OF SHARES            FUND          BY MFD        BY DEALERS
-----------------        ------------   -------------   -------------
Class A Shares             $ 32,439        $    520        $ 31,919

Class B Shares             $153,833        $115,452        $ 38,381

Class C Shares             $ 26,443        $     19        $ 26,424



GENERAL: The of the Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum with respect to Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.



The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later inception date than another class of shares of the Fund is based both on
(i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the Class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.


Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 5.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.


Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."


GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommen; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning() program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund (Class A, Class B, Class C and Class P shares). Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the year ended August 31, 1997, the Statement of Changes in Net Assets for the year ended August 31, 1997 and the period ended August 31, 1996, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A



                            PERFORMANCE INFORMATION



The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.



                     PERFORMANCE RESULTS -- CLASS A SHARES



                           VALUE OF           VALUE OF        VALUE OF
                        INITIAL $10,000     CAPITAL GAIN     REINVESTED      TOTAL
    YEAR ENDED            INVESTMENT        DISTRIBUTIONS    DIVIDENDS       VALUE
    ----------          ---------------     ------------     ----------      -----
 December 31, 1996*         $11,385              $0             $813        $12,198
                            -------              --             ----        -------



* For the period from the class inception date of January 2, 1996 to December 31, 1996.



Explanatory Notes: The results assume that income, dividends and capital gains distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sale charge. No adjustment has been made for income taxes, if any, payable by shareholders.



                             PERFORMANCE QUOTATIONS



All performance quotations are as of August 31, 1997.



                                                                          ACTUAL
                                                                          30-DAY        30-DAY
                                                AVERAGE ANNUAL            YIELD         YIELD
                                                TOTAL RETURNS*          (INCLUDING     (WITHOUT       CURRENT
                                            -----------------------        ANY           ANY        DISTRIBUTION
                                            1 YEAR     LIFE OF FUND      WAIVERS)      WAIVERS)         RATE
                                            ------     ------------     ----------     --------     ------------
Class A Shares with sales charge..........  29.70%      24.72%(1)           0.48%         -2.2%          0.53%
Class A Shares without sales charge.......  36.22%      28.44%(1)           N/A           N/A            N/A
Class B Shares with CDSC..................  31.92%(2)   26.21%(2)           N/A           N/A            N/A
Class B Shares without CDSC...............  35.92%(2)   28.26%(2)          -0.25%        -2.97%          0.00%
Class C Shares with CDSC..................  34.63%(3)   28.10%(3)           N/A           N/A            N/A
Class C Shares without CDSC...............  35.63%(3)   28.10%(3)          -0.25%        -2.97%          0.01%
Class I Shares............................  36.68%(4)   28.69%(4)           0.76%        -1.99%          0.76%(5)



(1) From the class inception date of January 2, 1996.



(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.



(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.



(4) Class I share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.



(5) The current distribution rate for Class I shares is calculated by annualizing the last dividend.



 * Total rate of return figures would have been lower if an expense limitation was not in place.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS

Ernst & Young LLP

200 Clarendon Street, Boston, MA 02116











MFS(R) RESEARCH GROWTH AND INCOME FUND

500 BOYLSTON STREET
BOSTON, MA 02116





[MFS INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND LOGO]

                                                                 MRG-13-1/97 500

[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997



MFS(R) RESEARCH GROWTH AND INCOME FUND



[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Director of Research ................................  2
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Tax Form Summary ..........................................................  7
Portfolio Concentration ...................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 22
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 29

--------------------------------------------------------------------------------
   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 36.22%, CLASS B SHARES 35.92%, CLASS C SHARES 35.63%, AND CLASS I SHARES 36.68%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND'S UNDERPERFORMANCE VERSUS THE STANDARD & POOR'S 500 COMPOSITE INDEX, WHICH RETURNED 40.78% DURING THE PERIOD, CAN BE ATTRIBUTED TO OVERWEIGHTINGS IN SOME SECTORS THAT HAD FLAT-TO-DOWN PERFORMANCE, ALTHOUGH SPECIFIC COMPANIES IN THE FUND FROM THESE SECTORS PERFORMED WELL.

   o THE FUND IS OVERWEIGHTED IN FINANCIAL SERVICES, RETAILING, AND CONSUMER STAPLES, AS THESE SECTORS INCLUDE SEVERAL COMPANIES THE ANALYSTS BELIEVE CAN BENEFIT FROM A SLOW-GROWTH, LOW-INFLATION ENVIRONMENT AS WELL AS FROM CONSOLIDATION.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A.Keith Brodkin]


Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

September 15, 1997

A DISCUSSION WITH THE DIRECTOR OF RESEARCH

[Photo of Kevin R. Parke]
Kevin R. Parke

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 36.22%, Class B shares 35.92%, Class C shares 35.63%, and Class I shares 36.68%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHAT DO YOU THINK WERE SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. The Fund's underperformance versus the S&P 500 can mainly be attributed to sector weightings that grew out of the individual stock-selection process. The research analysts selected what they believed were attractive companies within the financial services, retailing, and consumer staples sectors. While the Fund's specific companies in these sectors performed well, the sectors in general underperformed the S&P 500 during the past year. Conversely, the Fund was underweighted in technology, leisure, utilities and communications, and the miscellaneous category, which consists mainly of business services. Our companies from these sectors performed well over the past 12 months and significantly outperformed the equivalent sectors within the S&P 500.

Q. COULD YOU TALK ABOUT HOW THE SYSTEM OF USING A COMMITTEE OF MFS RESEARCH ANALYSTS TO SELECT STOCKS IS USED FOR THIS PARTICULAR FUND?
A. The Fund is based upon the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis of companies' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for the Fund represent companies that the analysts believe offer the best possibilities for capital appreciation within a conservative growth and income framework regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings in the Fund are a result of the "best ideas" stock-selection process. However, the committee of analysts review weightings regularly in light of any changes to the outlook for specific companies.

Q. CAN YOU TALK ABOUT SOME SECTORS THE FUND IS EMPHASIZING?
A. The Fund continues to be overweighted in the financial services, retailing, and consumer staples sectors. Given the current economic backdrop, the analysts believe many of the companies in these sectors are well positioned for a slow-growth, low-inflation environment. Companies such as Rite Aid, CVS, and Safeway have benefited from improving margins, cost savings resulting from continued consolidation, and volume growth resulting from a robust economy. Banking and insurance companies have benefited from similar trends.

Q. WHAT ABOUT INDIVIDUAL STOCKS? WHAT CAN YOU TELL US ABOUT SOME
   OF THE FUND'S TOP HOLDINGS?
A. The Fund's largest holding is Coca-Cola. The company has an approximate 43% share of the U.S. soft drink market and a 49% share of the international market, and the analysts believe its ability to increase prices, diversify geographically, and leverage its global brand image should continue to drive volume growth in the months ahead. Another top holding is British Petroleum, one of the largest petroleum and petrochemical groups in the world. It appears to have the most profitable growth profile among the integrated oil companies and a superior management team that has successfully focused on cost controls and long-term earnings growth. In addition, the company's ability to generate large cash flow enables it to either strengthen its existing business through reinvestment or to boost stock performance through share repurchasings.

Q. COULD YOU DISCUSS SOME OF THE FUND'S HOLDINGS THAT HAVE PERFORMED BETTER THAN EXPECTED OVER THE PAST YEAR?
A. The Fund's eighth-largest holding, Tyco International, surprised us during the past year. The company announced two acquisitions from which the analysts expect cost and revenue synergies to contribute significant earnings growth in the years ahead. As a result, the company's stock price has performed even better than expected.

Q. NOW, WHAT ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Waste Management has not lived up to our expectations, in spite of industry fundamentals that have been improving in recent years and an upward bias in both collection pricing and recycled materials. Another company the Fund owns, Browning Ferris Industries, has benefited from these new industry dynamics while Waste Management has not. However, Waste Management recently hired a new CEO who has announced several strategic initiatives, including increased cost-reduction efforts and increased return on investment. Also, senior management's compensation now is directly linked to the company's performance, which should help in the turnaround.

Q. LOOKING BACK, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. It has been a favorable environment for the companies in the Fund. In general, corporate profits, which have exceeded inflation in a slow-growth economic environment, continue to be the story driving stock prices, including prices of many of the stocks in the Fund.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN THE ECONOMIC AND BUSINESS CLIMATE, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW IS THE FUND POSITIONED FOR THOSE CHANGES?
A. The short-term outlook appears to call for more modest returns than we've seen in the recent past. In this environment individual stock-picking, rather than a focus on the overall market, has become the key to long-term investment performance. It appears that selected companies in the financial services, health care, and consumer staples industries still have reasonable valuations and favorable opportunities for long-term growth and superior investment returns.

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:              THE INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM
                          GROWTH OF CAPITAL, CURRENT INCOME, AND GROWTH OF
                          INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  CLASS A:  JANUARY 2, 1996
                          CLASS B:  JANUARY 2, 1997
                          CLASS C:  JANUARY 2, 1997
                          CLASS I :  JANUARY 2, 1997

  SIZE:                   $84.9 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS(R) Research Growth and Income Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)

                  MFS Research
                   Growth and         S&P 500          Consumer
                  Income Fund -      Composite           Price
                     Class A           Index          Index - U.S.
                 --------------      ---------        ------------

1/96                 $ 9,425          $10,000           $10,000
8/96                 $10,490          $10,745           $10,253
8/97                 $14,290          $15,112           $10,476

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                                       1 Year            Life of Fund#
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class A)
  including 5.75% sales charge (SEC results)                                          +29.70%                 +24.72%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class A)
  at net asset value                                                                  +36.22%                 +28.44%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class B)
  with CDSC (SEC results)                                                             +31.92%                 +26.21%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class B)
  at net asset value                                                                  +35.92%                 +28.26%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class C)
  with CDSC (SEC results)                                                             +34.63%                 +28.10%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class C)
  at net asset value                                                                  +35.63%                 +28.10%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund (Class I)
  at net asset value                                                                  +36.68%                 +28.69%
-----------------------------------------------------------------------------------------------------------------------------
Average growth and income fund+                                                       +35.03%                 +19.84%
-----------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                                               +40.78%                 +28.29%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*++                                                               + 2.19%                 + 2.85%
-----------------------------------------------------------------------------------------------------------------------------

   # For the period from the commencement of the Fund's investment operations,
     January 2, 1996, through August 31, 1997.
   + Source: Lipper Analytical Services, Inc.
  ++ Source: CDA/Wiesenberger.
   * The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 19.1%.

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

TOP 10 EQUITY HOLDINGS

COCA-COLA CO.                         MICROSOFT CORP.
International food and beverage       Computer software and systems company
company
                                      SPRINT CORP.
BRITISH PETROLEUM PLC                 Long-distance telephone company
Oil exploration and production
company                               TYCO INTERNATIONAL LTD.
                                      Manufacturer of fire protection,
DU PONT (E.I.) DE NEMOURS & CO.,      packaging, and electronic equipment
INC.
Diversified chemical company          BRISTOL-MYERS SQUIBB CO.
                                      Pharmaceutical products company
COMPAQ COMPUTER CORP.
Personal computer company             UNITED TECHNOLOGIES CORP.
                                      Aerospace, defense, and building
INTEL CORP.                           equipment company
Semiconductor manufacturer

LARGEST SECTORS

Financial Services                25.7%

Miscellaneous (Conglomerates,     33.2%
special services/sevices)

Consumer Staples                  12.9%

Health Care                       10.9%

Technology                         9.5%

Utilities & Communications         7.8%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 97.1%

-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES            VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 88.4%
  Aerospace - 2.9%
    Lockheed-Martin Corp.                                                 9,980       $1,034,801
    United Technologies Corp.                                            18,300        1,428,544
                                                                                      ----------
                                                                                      $2,463,345
-------------------------------------------------------------------------------------------------
  Agricultural Products - 0.9%
    Case Corp.                                                           11,800       $  791,338
-------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.5%
    Reebok International Ltd.                                            10,200       $  448,163
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 6.4%
    BankBoston Corp.                                                      8,570       $  712,381
    Chase Manhattan Corp.                                                10,750        1,195,266
    Comerica, Inc.                                                        9,600          679,800
    Compass Bancshares, Inc.                                             35,290        1,257,206
    Fleet/Norstar Financial Group, Inc.                                  10,300          663,706
    PNC Bank Corp.                                                       10,300          445,475
    Wells Fargo & Co.                                                     1,800          457,650
                                                                                      ----------
                                                                                      $5,411,484
-------------------------------------------------------------------------------------------------
  Building - 0.2%
    Newport News Shipbuilding, Inc.                                       7,700       $  149,188
-------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Sun Microsystems, Inc.*                                               6,010       $  288,480
-------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Storage Trust Realty                                                  9,510       $  241,316
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.2%
    Century Telephone Enterprises, Inc.                                  28,000       $1,016,750
-------------------------------------------------------------------------------------------------
  Chemicals - 4.5%
    Air Products & Chemicals, Inc.                                       15,800       $1,288,687
    du Pont (E.I.) de Nemours & Co., Inc.                                31,840        1,984,030
    Praxair, Inc.                                                         9,700          518,344
                                                                                      ----------
                                                                                      $3,791,061
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    First Data Corp.                                                     20,875       $  857,180
    Microsoft Corp.*                                                     12,000        1,586,250
                                                                                 ---------------
                                                                                      $2,443,430
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.1%
    Compaq Computer Corp.*                                               30,100       $1,971,550
    Oracle Systems Corp.*                                                18,100          690,063
                                                                                      ----------
                                                                                      $2,661,613
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 8.7%
    Colgate-Palmolive Co.                                                14,200       $  891,050
    Estee Lauder Cos., "A"*                                              11,650          553,375
    Gillette Co.                                                         14,250        1,180,078
    Hertz Corp., "A"*                                                       500           17,281
    Philip Morris Cos., Inc.                                             31,700        1,382,912
    Procter & Gamble Co.                                                  6,900          918,131
    Revlon, Inc., "A"*                                                   11,200          544,600
    Sherwin Williams Co.                                                 12,600          345,713
    Tyco International Ltd.*                                             19,311        1,514,707
                                                                                      ----------
                                                                                      $7,347,847
-------------------------------------------------------------------------------------------------
  Electronics - 2.2%
    Intel Corp.                                                          20,600       $1,897,775
-------------------------------------------------------------------------------------------------
  Entertainment - 1.2%
    Clear Channel Communications, Inc.*                                   9,300       $  631,819
    Jacor Communications, Inc., "A"*                                      8,300          365,200
                                                                                      ----------
                                                                                      $  997,019
-------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Advanta Corp., "B"                                                   12,250       $  388,938
    American Express Co.                                                  5,900          458,725
    ARM Financial Group, Inc., "A"*                                         300            5,831
    Associates First Capital Corp., "A"                                   8,600          499,337
    Federal National Mortgage Assn.                                      26,500        1,166,000
    Kilroy Realty Corp.                                                  16,800          429,450
                                                                                      ----------
                                                                                      $2,948,281
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 4.3%
    Coca-Cola Co.                                                        47,400       $2,716,612
    Wrigley (Wm) Junior Co.                                              12,660          917,850
                                                                                      ----------
                                                                                      $3,634,462
-------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Kimberly-Clark Corp.                                                 17,020       $  807,386
-------------------------------------------------------------------------------------------------
  Insurance - 7.9%
    Allstate Corp.                                                       11,800       $  862,137
    Chubb Corp.                                                          12,300          822,563
    CIGNA Corp.                                                           7,700        1,411,987
    Conseco, Inc.                                                        16,900          726,700
    Frontier Insurance Group, Inc.                                        1,000           35,000
    New Hartford Financial Services Group, Inc.                          11,760          937,860
    Lincoln National Corp.                                                7,200          481,950
    Nationwide Financial Services, Inc., "A"                              2,700           74,925
    Reliastar Financial Corp.                                             6,877          514,056
    Travelers Group, Inc.                                                12,800          812,800
                                                                                      ----------
                                                                                      $6,679,978
-------------------------------------------------------------------------------------------------

  Medical and Health Products - 5.5%
    Bristol-Myers Squibb Co.                                             19,900       $1,512,400
    Cardinal Health, Inc.                                                18,000        1,192,500
    Columbia/HCA Healthcare Corp.                                        12,800          404,000
    HEALTHSOUTH Corp.*                                                    8,500          211,969
    Horizon CMS Healthcare Corp.*                                        23,800          489,387
    Lilly (Eli) & Co.                                                     8,000          837,000
                                                                                      ----------
                                                                                      $4,647,256
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.1%
    Medtronic, Inc.                                                      12,400       $1,120,650
    St. Jude Medical, Inc.*                                              26,610        1,012,843
    United Healthcare Corp.                                              27,600        1,342,050
                                                                                      ----------
                                                                                      $3,475,543
-------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.0%
    Aluminum Cos. of America                                             10,730       $  882,543
-------------------------------------------------------------------------------------------------
  Office Equipment - 0.3%
    Office Depot, Inc.*                                                  16,300       $  300,531
-------------------------------------------------------------------------------------------------
  Oil Services - 3.7%
    Baker Hughes, Inc.                                                   11,400       $  483,075
    Burlington Resources, Inc.                                           17,800          901,125
    Chevron Corp.                                                        10,500          813,094
    USX-Marathon Group                                                   29,900          973,619
                                                                                      ----------
                                                                                      $3,170,913
-------------------------------------------------------------------------------------------------
  Pollution Control - 1.0%
    Browning Ferris Industries, Inc.                                     13,300       $  464,669
    Waste Management, Inc.                                               12,100          387,200
                                                                                      ----------
                                                                                      $  851,869
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Tribune Co.                                                          20,200       $  998,638
-------------------------------------------------------------------------------------------------
  Railroads - 0.8%
    Burlington Northern Santa Fe Railway Co.                              7,500       $  687,656
-------------------------------------------------------------------------------------------------
  Real Estate - 4.6%
    Arden Realty, Inc.                                                   17,100       $  493,762
    Boston Properties, Inc.*                                             13,500          402,469
    Cornerstone Properties, Inc.                                         35,800          635,450
    Mid-America Apartment Communities, Inc.                              25,200          691,425
    Sl Green Realty Corp.                                                18,200          433,388
    Sovran Self Storage, Inc.                                            18,900          574,087
    TriNet Corporate Realty Trust, Inc.                                  19,700          700,581
                                                                                      ----------
                                                                                      $3,931,162
-------------------------------------------------------------------------------------------------

  Restaurants and Lodging - 2.7%
    Hilton Hotels Corp.                                                  12,900       $  395,869
    Host Marriott Corp.*                                                 15,470          301,665
    Host Marriott Financial Trust##                                      10,820          665,430
    Innkeepers USA Trust                                                 61,270          934,367
                                                                                      ----------
                                                                                      $2,297,331
-------------------------------------------------------------------------------------------------
  Stores - 3.7%
    CVS Corp.                                                            15,000       $  845,625
    Lowes Co., Inc.                                                      15,030          519,474
    Penney (J.C.), Inc.                                                  12,000          720,000
    Rite Aid Corp.                                                       20,700        1,036,294
                                                                                      ----------
                                                                                      $3,121,393
-------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Safeway, Inc.*                                                       12,960       $  660,150
-------------------------------------------------------------------------------------------------
  Telecommunications - 2.4%
    Cincinnati Bell, Inc.                                                46,000       $1,239,125
    Lucent Technologies, Inc.                                            10,560          822,360
                                                                                      ----------
                                                                                      $2,061,485
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    CMS Energy Corp.                                                     15,710       $  564,578
    Sierra Pacific Resources                                             22,700          709,375
                                                                                      ----------
                                                                                      $1,273,953
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.4%
    Coastal Corp.                                                        12,580       $  726,495
    Utilicorp United, Inc.                                               14,600          434,350
                                                                                      ----------
                                                                                      $1,160,845
-------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.8%
    Sprint Corp.                                                         32,500       $1,527,500
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $75,067,684
-------------------------------------------------------------------------------------------------
Foreign Stocks - 8.7%
  Hong Kong - 0.2%
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)               5,500      $    19,235
    Wharf Holdings Ltd. (Real Estate)                                    50,000          180,991
                                                                                     -----------
                                                                                     $   200,226
-------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Gucci Group Designs NV (Apparel and Textiles)                         6,700      $   407,862
-------------------------------------------------------------------------------------------------
  Japan - 0.7%
    Sony Corp. (Electronics)                                              7,000      $   609,453
-------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    Sparbanken Sverige AB (Banks and Credit Cos.)                        27,490      $   594,954
-------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Pharmaceuticals)                                           630      $   889,690
-------------------------------------------------------------------------------------------------
  United Kingdom - 5.5%
    British Aerospace PLC (Aerospace and Defense)                        25,110      $   587,575
    British Petroleum PLC, ADR (Oil and Gas)                             24,009        2,031,762
    Grand Metropolitan (Food and Beverage Products)                      82,100          753,689
    Lloyds TSB Group PLC (Banks and Credit Cos.)                         35,600          410,175
    PowerGen PLC (Utilities - Electric)*                                 70,423          890,140
                                                                                     -----------
                                                                                     $ 4,673,341
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 7,375,526
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $76,869,399)                                          $82,443,210
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.4%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97                                   $ 1,500      $ 1,499,547
  Federal National Mortgage Assn., due 9/03/97                            1,409        1,408,791
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 2,908,338
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $79,777,737)                                     $85,351,548
Other Assets, Less Liabilities - (0.5)%                                                 (457,164)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $84,894,384
-------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $79,777,737)        $ 85,351,548
  Cash                                                             144,590
  Foreign currency, at value (identified cost, $1,418)               1,381
  Receivable for Fund shares sold                                  616,705
  Dividends and interest receivable                                 88,691
  Deferred organization expenses                                     1,450
  Other assets                                                         439
                                                              ------------
      Total assets                                            $ 86,204,804
                                                              ------------
Liabilities:
  Payable for investments purchased                           $  1,222,542
  Payable for Fund shares reacquired                                30,305
  Payable to affiliates -
    Management fee                                                   4,553
    Distribution and service fee                                    46,462
  Accrued expenses and other liabilities                             6,558
                                                              ------------
      Total liabilities                                       $  1,310,420
                                                              ------------
Net assets                                                    $ 84,894,384
                                                              ============
Net assets consist of:
  Paid-in capital                                              $77,170,529
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                        5,573,782
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                        2,183,301
  Accumulated net investment loss                                  (33,228)
                                                              ------------
      Total                                                   $ 84,894,384
                                                              ============
Total shares of beneficial interest outstanding                6,015,872
                                                               =========

Class A shares:
  Net asset value per share
    (net assets of $33,567,266 / 2,377,727 shares of
    beneficial interest outstanding)                             $14.12
                                                                 ======
  Offering price per share (100 / 94.25)                         $14.98
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $43,069,091 / 3,051,983 shares of
    beneficial interest outstanding)                             $14.11
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $7,433,005 / 527,914 shares of beneficial
    interest outstanding)                                        $14.08
                                                                 ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $825,022 / 58,248 shares of beneficial
    interest outstanding)                                        $14.16
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See notes to financial statements

Statement of Operations

--------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                                     $  547,288
    Interest                                                                         100,569
                                                                                  ----------
      Total investment income                                                     $  647,857
                                                                                  ----------

  Expenses -
    Management fee                                                                $  210,333
    Shareholder servicing agent fee                                                   37,101
    Distribution and service fee (Class A)                                            32,439
    Distribution and service fee (Class B)                                           153,833
    Distribution and service fee (Class C)                                            26,443
    Registration fee                                                                  68,550
    Printing                                                                          29,773
    Custodian fee                                                                     24,276
    Postage                                                                            8,524
    Auditing fee                                                                       6,501
    Legal fee                                                                          3,707
    Amortization of organization expenses                                                434
    Miscellaneous                                                                     23,746
                                                                                  ----------
      Total expenses                                                              $  625,660
    Fees paid indirectly                                                             (13,508)
    Reduction of expenses by investment adviser                                       (3,379)
                                                                                  ----------
      Net expenses                                                                $  608,773
                                                                                  ----------
        Net investment income                                                     $   39,084
                                                                                  ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $2,189,288
    Foreign currency transactions                                                     (1,538)
                                                                                  ----------
      Net realized gain on investments and foreign currency transactions          $2,187,750
                                                                                  ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                   $5,567,156
    Translation of assets and liabilities in foreign currencies                          (32)
                                                                                  ----------
      Net unrealized gain on investments and foreign currency                     $5,567,124
                                                                                  ----------
        Net realized and unrealized gain on investments and foreign currency      $7,754,874
                                                                                  ----------
          Increase in net assets from operations                                  $7,793,958
                                                                                  ==========

See notes to financial statements


Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                                    $    39,084
  Net realized gain on investments and foreign currency transactions                         2,187,750
  Net unrealized gain on investments and foreign currency translation                        5,567,124
                                                                                           -----------
    Increase in net assets from operations                                                 $ 7,793,958
                                                                                           -----------
Distributions declared to shareholders -
  From net investment income (Class A)                                                     $   (56,344)
  From net investment income (Class B)                                                         (12,053)
  From net investment income (Class C)                                                          (2,170)
  From net investment income (Class I)                                                          (1,976)
  From net realized gain on investments (Class A)                                              (36,020)
                                                                                           -----------
    Total distributions declared to shareholders                                           $  (108,563)
                                                                                           -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                                         $81,508,083
  Net asset value of shares issued to shareholders in reinvestment of
    distributions                                                                              101,498
  Cost of shares reacquired                                                                 (4,892,905)
                                                                                           -----------
    Increase in net assets from Fund share transactions                                    $76,716,676
                                                                                           -----------
      Total increase in net assets                                                         $84,402,071
Net assets:
  At beginning of period                                                                       492,313
                                                                                           -----------
  At end of period (including accumulated undistributed net investment
    loss of $33,228 respectively)                                                          $84,894,384
                                                                                           ===========

See notes to financial statements

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
PERIOD ENDED AUGUST 31, 1996*
-----------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                                     $    1,821
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                                29,981
  Net unrealized gain on investments and foreign currency translation                            6,658
                                                                                            ----------
    Increase in net assets from operations                                                  $   38,460
                                                                                            ----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                                          $  453,853

    Increase in net assets from Fund share transactions                                        453,853
                                                                                            ----------
      Total increase in net assets                                                          $  492,313
Net assets:
  At beginning of period                                                                       --

                                                                                            ----------

At end of period (including accumulated undistributed net investment
income of $1,769 respectively)                                                              $  492,313
                                                                                            ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Financial Highlights

----------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED             PERIOD ENDED
                                                                       AUGUST 31,               AUGUST 31,
                                                                             1997                    1996*
----------------------------------------------------------------------------------------------------------
                                                                      CLASS A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                      $11.13                   $10.00
                                                                           ------                   ------
Income from investment operations# -
  Net investment income(S)                                                 $ 0.07                   $ 0.05
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                     3.02                     1.08
                                                                           ------                   ------
      Total from investment operations                                     $ 3.09                   $ 1.13
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investment income                                                (0.06)                  --
  From net realized gain on investments and foreign
    currency transactions                                                   (0.04)                  --
                                                                           ------                   ------
      Total distributions declared to shareholders                          (0.10)                  --
                                                                           ------                   ------
Net asset value - end of period                                            $14.12                   $11.13
                                                                           ======                   ======
Total return(+)                                                            36.22%                   11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                1.50%                    1.50%+
  Net investment income                                                     0.56%                    0.65%+
Portfolio turnover                                                           106%                      58%
Average commission rate                                                   $0.0423                  $0.0113
Net assets at end of period (000 omitted)                                 $33,567                  $   492

*   For the period from the commencement of the Fund's investment operations, January 2, 1996, through
    August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 1.50%
    of the average daily net assets. To the extent actual expenses were over/under the limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                           $ 0.07                   $(0.13)
    Ratios (to average net assets):
      Expenses##                                                            1.55%                    4.58%+
      Net investment income (loss)                                          0.51%                  (1.86)%+

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                                 AUGUST 31,
                                                                                     1997**
-------------------------------------------------------------------------------------------
                                                                                    CLASS B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.01
                                                                                     ------

Income from investment operations# -
  Net investment loss(S)                                                             $(0.02)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        2.13
                                                                                     ------
      Total from investment operations                                               $ 2.11
                                                                                     ------

Less distributions declared -
  From net investment income                                                          (0.01)
                                                                                     ------
Net asset value - end of period                                                      $14.11
                                                                                     ======
      Total return                                                                   17.56%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.25%+
  Net investment loss                                                               (0.22)%+
Portfolio turnover                                                                     106%
Average commission rate                                                             $0.0423
Net assets at end of period (000 omitted)                                           $43,069

   *For the period from the commencement of the Fund's offering of Class B shares, January 2, 1997, through August 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 2.25% of the average daily net assets. To the extent actual expenses were over/ under the limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                              $(0.02)
    Ratios (to average net assets):
      Expenses##                                                                      2.30%+
      Net investment loss                                                           (0.27)%+

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                                 AUGUST 31,
                                                                                     1997**
-------------------------------------------------------------------------------------------
                                                                                    CLASS C
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $ 12.00
                                                                                    -------

Income from investment operations# -
  Net investment loss(S)                                                            $ (0.02)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        2.11
                                                                                    -------
      Total from investment operations                                              $  2.09
                                                                                    -------

Less distributions declared -
  From net investment income                                                          (0.01)
                                                                                    -------
Net asset value - end of period                                                     $ 14.08
                                                                                    =======
Total return                                                                         17.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.25%+
  Net investment loss                                                               (0.21)%+
Portfolio turnover                                                                     106%
Average commission rate                                                             $0.0423
Net assets at end of period (000 omitted)                                           $ 7,433

 **For the period from the commencement of the Fund's offering of Class C shares, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 2.25% of the average daily net assets. To the extent actual expenses were over/ under the limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                              $(0.02)
    Ratios (to average net assets):
      Expenses##                                                                      2.30%+
      Net investment loss                                                           (0.26)%+

See notes to financial statements

-------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                 AUGUST 31,
                                                                                     1997**
-------------------------------------------------------------------------------------------
                                                                                    CLASS I
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.01
                                                                                     ------
Income from investment operations# -
  Net investment income(S)                                                           $ 0.08
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        2.11
                                                                                     ------
      Total from investment operations                                               $ 2.19
                                                                                     ------
Less distributions declared -
  From net investment income                                                          (0.04)
                                                                                     ------
Net asset value - end of period                                                      $14.16
                                                                                     ======
Total return                                                                         19.01%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          1.18%+
  Net investment income                                                               0.87%+
Portfolio turnover                                                                     106%
Average commission rate                                                             $0.0423
Net assets at end of period (000 omitted)                                           $   825

 ** For the period from the commencement of the Fund's offering of Class I shares, January
    2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment advisor voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of the average daily net assets. To the extent actual expenses were over/ under the limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                            $ 0.08
    Ratios (to average net assets):
      Expenses##                                                                      1.22%+
      Net investment income                                                           0.83%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Growth and Income Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gain and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997, $1,538 was reclassified from accumulated net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.60% of average daily net assets of the Fund. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $15,331, including $10,800 incurred in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $61,977 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $520 for the year ended August 31, 1997. Payment of the 0.10% per annum Class A distribution fee is currently being waved on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.25% of average daily net assets attributable to Class A shares.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $73 and $19 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plan during the period ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended August 31, 1997, on Class A shares of the Fund. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $12,565 and $1,795 for Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A shares at an effective annual rate of up to 0.15%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                        $  1,462,070     $   361,245
                                                  ============     ===========
Investments (non-U.S. government securities)      $105,914,449     $32,798,325
                                                  ============     ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $79,835,431
                                                                ===========
Gross unrealized appreciation                                   $ 6,710,597
Gross unrealized depreciation                                    (1,194,480)
                                                                -----------
    Net unrealized appreciation                                 $ 5,516,117
                                                                ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED            YEAR ENDED
                                      AUGUST 31, 1997       AUGUST 31, 1996*
                                  ----------------------    -----------------
                                    SHARES        AMOUNT    SHARES     AMOUNT
-----------------------------------------------------------------------------
Shares sold                      2,557,527   $32,802,879    44,240   $453,853
Shares issued to shareholders in
  reinvestment of distributions      6,926        87,900      --        --
Shares reacquired                 (230,966)   (2,975,784)     --        --
                                 ---------   -----------   -------   --------
    Net increase                 2,333,487   $29,914,995    44,240   $453,853
                                 =========   ===========   =======   ========

Class B Shares
                                  PERIOD ENDED AUGUST 31,
                                                   1997**
                                  ----------------------
                                    SHARES        AMOUNT
--------------------------------------------------------
Shares sold                      3,163,454   $40,817,323
Shares issued to shareholders in
  reinvestment of distributions        854        10,426
Shares reacquired                 (112,325)   (1,518,396)
                                 ---------   -----------
    Net increase                 3,051,983   $39,309,353
                                 =========   ===========

Class C Shares
                                  PERIOD ENDED AUGUST 31,
                                                   1997**
                                  ----------------------
                                    SHARES        AMOUNT
--------------------------------------------------------
Shares sold                        557,072    $7,186,023
Shares issued to shareholders in
  reinvestment of distributions         97         1,196
Shares reacquired                  (29,255)     (395,528)
                                  --------    ----------
    Net increase                   527,914    $6,791,691
                                  ========    ==========

Class I Shares
                                 PERIOD ENDED AUGUST 31,
                                                   1997**
                                 -----------------------
                                    SHARES        AMOUNT
--------------------------------------------------------
Shares sold                         58,353      $701,858
Shares issued to shareholders in
  reinvestment of distributions        148         1,976
Shares reacquired                     (253)       (3,197)
                                   -------      --------
    Net increase                    58,248      $700,637
                                   =======      ========

 * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
** For the period from the commencement of the Fund's offering of Class B, Class C, and Class I shares, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $50.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Research Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Growth and Income Fund, including the schedule of portfolio investments as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the securities owned at August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Growth and Income Fund at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operaitons) to August 31, 1996, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH GROWTH AND INCOME FUND


TRUSTEES                                            SECRETARY
A. Keith Brodkin* - Chairman and President          Stephen E. Cavan*

Richard B. Bailey* - Private Investor;              ASSISTANT SECRETARY
Former Chairman and Director (until 1991),          James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director, Cambridge    CUSTODIAN
Trust Company                                       State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                AUDITORS
                                                    Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of          INVESTOR INFORMATION
Surgery, Harvard Medical School                     For MFS stock and bond market outlooks, call toll
                                                    free: 1-800-637-4458 anytime from a touch-tone
The Hon. Sir J. David Gibbons, KBE - Chief          telephone.
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Bank of N.T. Butterfield & Son Ltd.                 For information on MFS mutual funds, call your
                                                    financial adviser or, for an information kit, call
Abby M. O'Neill - Private Investor;                 toll free: 1-800-637-2929 any business day from 9
Director, Rockefeller Financial Services, Inc.      a.m. to 5 p.m. Eastern time (or leave a message
(investment advisers)                               anytime).

Walter E. Robb, III - President and Treasurer,      INVESTOR SERVICE
Benchmark Advisors, Inc. (corporate financial       MFS Service Center, Inc.
consultants); President, Benchmark Consulting       P.O. Box 2281
Group, Inc. (office services); Trustee, Landmark    Boston, MA 02107-9906
Funds (mutual funds)
                                                    For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice            1-800-225-2606 any business day from
President, Director and Secretary, Massachusetts    8 a.m. to 8 p.m. Eastern time.
Financial Services Company
                                                    For service to speech- or hearing-impaired, call
Jeffrey L. Shames* - President and Director,        toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company            a.m. to 5 p.m. Eastern time. (To use this service,
                                                    your phone must be equipped with a
J. Dale Sherratt - President, Insight Resources,    Telecommunications Device for the Deaf.)
Inc. (acquisition planning specialists)
                                                    For share prices, account balances, and exchanges,
Ward Smith - Former Chairman (until 1994), NACCO    call toll free: 1-800-MFS-TALK (1-800-637-8255)
Industries; Director, Sundstrand Corporation        anytime from a touch-tone telephone.

INVESTMENT ADVISER                                  WORLD WIDE WEB
Massachusetts Financial Services Company            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                    [DALBAR   For the fourth year in a row,
DISTRIBUTOR                                         LOGO]     MFS earned a #1 ranking in the
MFS Fund Distributors, Inc.                               DALBAR, Inc. Broker/Dealer Survey,
500 Boylston Street                                 Main Office Operations Service Quality
Boston, MA 02116-3741                               Category. The firm achieved a 3.42
                                                    overall score on a scale of 1 to 4 in
DIRECTOR OF RESEARCH                                the 1997 survey. A total of 111 firms
Kevin R. Parke*                                     responded, offering input on the
                                                    quality of service they received from
TREASURER                                           29 mutual fund companies nationwide.
W. Thomas London*                                   The survey contained questions about
                                                    service quality in 11 categories,
ASSISTANT TREASURERS                                including "knowledge of operations
Mark E. Bradley*                                    contact," "keeping you informed,"
Ellen Moynihan*                                     "ease of doing business" with the firm.
James O. Yost*


*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) RESEARCH GROWTH                                      BULK RATE
AND INCOME FUND                                           U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE




(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                 MRG-2 10/97 17M 091/291/391/891

                            MFS STRATEGIC GROWTH FUND

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 1998.


   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JANUARY 1, 1998 AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

                                                                                      CLASS I
                                                                                      -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price) ................................          None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable) .........          None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees ............................................................          0.75%
  Rule 12b-1 Fees ............................................................          None
  Other Expenses (after expense limitation)(1)(2)(3) .........................          0.50%
                                                                                        ----
  Total Operating Expenses (after expense limitation)(3) .....................          1.25%

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended August 31, 1997.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(3) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.50% per annum of its average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" would be 0.76% and 1.51%, respectively. See "Other Information" below.

                               EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  PERIOD                              CLASS I
                  ------                              -------
                  1 year..........................     $13
                  3 years.........................      40

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

   The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

Financial Statements - Class I Shares


-----------------------------------------------------------------------------------
                                                                    PERIOD ENDED
                                                                    AUGUST 31,1997*
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period ..........................       $      12.08
Income from investment operations ###
   Net investment (loss) .......................................       $      (0.04)
   Net realized and unrealized gain on investments and
    foreign currency transactions ..............................               4.76
                                                                       ------------
      Total from investment operations .........................       $       4.72
                                                                       ------------
Net asset value - end of period ................................       $      16.80
                                                                       ------------
Total return ...................................................              39.24%++
Ratios (to average net assets)/Supplemental data ###:
   Expenses## ..................................................               0.94%+
   Net investment loss .........................................              (0.40)%+
Portfolio turnover .............................................                 82%
Average commission rate ........................................       $     0.0527
Net assets at end of period (000 omitted) ......................       $     13,462

* For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.

+    Annualized.

++   Not Annualized.

#    Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

### Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets reduced from 1.50%, (based on operating expenses) effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment (loss)                                        $ (0.06)
      Ratios (to average net assets):
        Expenses                                                      1.14%+
        Net investment (loss)                                        (0.60)%+

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor in Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a 1.00% CDSC upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C shares and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

   Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12-b-1 fees, taxes, extraordinary expenses, brokerage and transactions costs and class specific expenses, do not exceed 0.50% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or April 10, 2000.

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998.

                                                                                                  PROSPECTUS
MFS(R) STRATEGIC                                                                             JANUARY 1, 1998
GROWTH FUND                                                            CLASS A SHARES OF BENEFICIAL INTEREST
                                                                       CLASS B SHARES OF BENEFICIAL INTEREST
(A member of the MFS Family of Funds(R))                               CLASS C SHARES OF BENEFICIAL INTEREST
------------------------------------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116                                   (617) 954-5000



This Prospectus pertains to MFS Strategic Growth Fund (the "Fund"), a diversified series of MFS Series Trust I (the "Trust"). The investment objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, substantially all of its assets in equity securities of companies of any size which the Fund's investment adviser believes offer superior prospects for growth, including companies in the developing stages of their life cycle that offer the potential for accelerated growth (emerging growth companies). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated January 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 38 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                    PAGE
                                                                    ----
1. Expense Summary.................................................    3
2. Condensed Financial Information.................................    5
3. The Fund........................................................    7
4. Investment Objective and Policies...............................    7
5. Certain Securities and Investment Techniques....................    8
6. Additional Risk Factors.........................................   14
7. Management of the Fund..........................................   17
8. Information Concerning Shares of the Fund.......................   18
      Purchases....................................................   18
      Exchanges....................................................   25
      Redemptions and Repurchases..................................   26
      Distribution Plan............................................   29
      Distributions................................................   31
      Tax Status...................................................   32
      Net Asset Value..............................................   33
      Expenses.....................................................   33
      Description of Shares, Voting Rights and Liabilities.........   34
      Performance Information......................................   34
9. Shareholder Services............................................   35
   Appendix A -- Waivers of Sales Charges..........................  A-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:


                                            CLASS A       CLASS B       CLASS C
                                            -------       -------       -------
    Maximum Initial Sales Charge
      Imposed on Purchases of Fund
      Shares (as a percentage of
      offering price).................        5.75%         0.00%         0.00%
    Maximum Contingent Deferred Sales
      Charge (as a percentage of
      original purchase price or
      redemption proceeds, as
      applicable).....................  See Below(1)        4.00%         1.00%

ANNUAL OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

     Management Fees..................        0.75%         0.75%         0.75%
    Rule 12b-1 Fees (after expense
      limitation).....................        0.25%(2)      1.00%(3)      1.00%(3)
    Other Expenses (after expense
      limitation)(4)(5)...............        0.50%         0.50%         0.50%
                                              ----          ----          ----
    Total Operating Expenses (after
      expense limitation)(6)..........        1.50%         2.25%         2.25%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The Class A distribution fee of 0.10% is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (see "Information Concerning Shares of the Fund -- Distribution Plan" below).


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund -- Distribution Plan" below).

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
(5) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.50% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" for Class A, Class B and Class C shares would be 0.76% per annum, respectively.


(6) Absent any fee reductions, "Total Operating Expenses" for Class A, Class B and Class C shares would be 1.76%, 2.51% and 2.51%, respectively. (see "Information Concerning Shares of the Fund -- Expenses" below).


                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) unless otherwise noted redemption at the end of each of the time periods indicated:


              PERIOD        CLASS A        CLASS B              CLASS C
        ------------------  -------     -------------      -----------------
                                                  (1)                    (1)
         1 year...........   $  72      $ 63     $ 23      $  33       $  23
         3 years..........     102       100       70         70          70
         5 years..........     135       140      120        120         120
        10 years..........     226       239(2)   239(2)     258         258


---------------


(1) Assumes no redemption.



(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION



The following information has been audited since inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.



                              FINANCIAL HIGHLIGHTS



                                                          YEAR ENDED            PERIOD ENDED
                                                        AUGUST 31, 1997       AUGUST 31, 1996*
                                                        ---------------       ----------------
                                                            CLASS A               CLASS A
                                                        ---------------       ----------------
Per share data (for a share outstanding throughout the
  period):
Net asset value -- beginning of period................      $ 12.26                $ 10.00
                                                            -------                -------
Income from investment operations# --
    Net investment income (loss)sec...................      $ (0.11)               $  0.02
    Net realized and unrealized gain on investments
      and foreign currency transactions...............         6.67                   2.24
                                                            -------                -------
Total from investment operations......................      $  6.56                $  2.26
                                                            -------                -------
Less distributions declared to shareholders --
    From net realized gain on investments and foreign
      currency transactions...........................        (2.03)                    --
                                                            -------                -------
Net asset value -- end of period......................      $ 16.79                $ 12.26
                                                            =======                =======
Total return++........................................        59.54%                 22.60%++
Ratios (to average net assets)/Supplemental datasec.:
    Expenses##........................................         1.29%                  0.44%+
    Net investment income (loss)......................        (0.82)%                 0.23%+
Portfolio turnover....................................           82%                   104%
Average commission rate...............................      $0.0527               $ 0.0555
Net assets at end of period (000 omitted).............      $21,699               $ 10,145


---------------


   *  For the period from the inception of Class A shares on January 2, 1996, through
      August 31, 1996.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
  ++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
sec.  Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets reduced from 1.50% (based on operating expenses), effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment loss..................................    $(0.15)       $(0.05)
      Ratios (to average net assets):
         Expenses##........................................      1.59%         1.84%+
         Net investment loss...............................     (1.12)%       (0.66)%+

                              FINANCIAL HIGHLIGHTS


                                                         PERIOD ENDED           PERIOD ENDED
                                                       AUGUST 31, 1997*       AUGUST 31, 1997*
                                                       ----------------       ----------------
                                                           CLASS B                CLASS C
                                                       ----------------       ----------------
Per share data (for a share outstanding throughout
  the period):
Net asset value -- beginning of period...............      $  12.53               $  12.53
                                                            -------                -------
Income from investment operations# --
    Net investment losssec...........................      $  (0.09)              $  (0.09)
    Net realized and unrealized gain on investments
      and foreign currency transactions..............      $   4.31               $   4.33
                                                            -------                -------
Total from investment operations.....................      $   4.22               $   4.24
                                                            -------                -------
Net asset value -- end of period.....................      $  16.75               $  16.77
                                                            =======                =======
Total return.........................................         33.76%++               33.92%++
                                                            -------                -------
Ratios (to average net assets)/Supplemental datasec.:
    Expenses##.......................................          2.02%+                 2.04%+
                                                            -------                -------
    Net investment loss..............................         (1.46)%+               (1.48)%+
                                                            -------                -------
Portfolio turnover...................................            82%                    82%
Average commission rate..............................      $ 0.0527               $ 0.0527
Net assets at end of period (000 omitted)............      $ 15,735               $  6,048
                                                            -------                -------


---------------


   *  For the period from the inception of Class B and Class C shares on April 11,
      1997, through August 31, 1997.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
sec.  Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets reduced from 1.50%, (based on operating expenses) effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment loss...................................   $(0.12)       $ (0.13)
      Ratios (to average net assets):
        Expenses##..........................................     2.51%+         2.56%+
        Net investment loss.................................    (1.95)%+       (1.99)%+

3.  THE FUND


The Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of thirteen series, which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares are currently offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser and is responsible for the management of the Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is capital appreciation. The investment objective and polices of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in the Fund's objective may result in the Fund having an investment objective different from the objective which shareholders considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of any fund will be achieved.


Under normal market conditions, the Fund invests substantially all of its assets in equity securities of companies which the Adviser believes offer superior prospects for growth (see "Certain Securities and Investment Techniques -- Equity Securities" below). In pursuit of its investment objective, the Fund may invest in companies of any size including smaller, lesser known companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

The Adviser will consider many factors when choosing the Fund's investments, such as economic and financial trends or the prospective acquisition or reorganization of a company. Some of the Fund's investments may not respond to market rallies or downturns. While the Fund may buy securities that provide income, it does not place any emphasis on income, except when the Adviser believes this income will have a favorable influence on the security's market value.

Consistent with its investment objective and policies described above, the Fund may also invest up to 35% (and generally expects to invest between 5% and 20%) of its net assets in foreign equity securities which are not traded on a U.S. exchange.


The Fund may engage in certain securities transactions and investment techniques as described under the caption "Certain Securities and Investment Techniques" below and "Certain Securities and Investment Techniques" in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."



5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



Additional information about certain of these securities transactions and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains sufficient oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to lend portfolio securities, it is intended that the value of the securities loaned would not exceed 30% of the value of the net assets of the Fund.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Fund has adopted certain procedures intended to minimize the risks of such transactions.


"WHEN ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments. Although the fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.


U.S. GOVERNMENT SECURITIES: The Fund, for temporary defensive purposes, as discussed below, may invest, in U.S. Government securities, including: (1) the following U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.


EMERGING GROWTH COMPANIES -- The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.


FOREIGN GROWTH SECURITIES: The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand, Hong Kong and most Western European countries, including Great Britain.


EMERGING MARKETS SECURITIES: Consistent with the Fund's investment objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries (which may include foreign governments and their subdivisions, agencies or instrumentalities). Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, and the source of its revenues and the location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.



INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to the changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount or interest on the investment.



SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.



Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks.



OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options and purchase put and call options on securities. The Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of an option constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

"YIELD CURVE" OPTIONS: The Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed under "Additional Risk Factors" below and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. The Fund may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."

Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. and foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward

Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EMERGING GROWTH COMPANIES: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and

Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.


Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

FOREIGN SECURITIES: The Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above such as changes in exchange rates and more limited information about foreign issuers.

EMERGING MARKET SECURITIES: The Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.


Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.

The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, the Fund seeks to take advantage of market developments. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets).

                            ------------------------


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of the Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the Fund's policies on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated January 2, 1996. The Fund's portfolio manager is Christian A. Felipe, a Senior Vice President of the Adviser. Mr. Felipe has been the portfolio manager of the Fund since the Fund's inception and has been employed as a portfolio manager by the Adviser since 1986. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.75% of the Fund's average daily net assets. For the fiscal year ended August 31, 1997, the Adviser received fees under the Advisory Agreement of $146,570. Prior to April 10, 1997, the Adviser waived its right to receive management fees from the Fund.



MFS also serves as investment adviser to each of the other MFS Funds and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the

U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 30, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $4.1 billion of assets invested in foreign securities, and approximately $44.2 billion of assets invested in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
O. Yost, James R. Bordewick, Jr., Ellen Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.



ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES


Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, Class B and Class C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------

                                               SALES CHARGE* AS            DEALER
                                                PERCENTAGE OF:         ALLOWANCE AS A
                                           OFFERING     NET AMOUNT      PERCENTAGE OF
           AMOUNT OF PURCHASE                PRICE       INVESTED      OFFERING PRICE
-------------------------------------------------------------------------------------
Less than $50,000........................    5.75%         6.10%            5.00%
$50,000 but less than $100,000...........    4.75          4.99             4.00
$100,000 but less than $250,000..........    4.00          4.17             3.20
$250,000 but less than $500,000..........    2.95          3.04             2.25
$500,000 but less than $1,000,000........    2.20          2.25             1.70
$1,000,000 or more.......................   None**        None**         See Below**
-------------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:


        (i) on investments of $1 million or more in Class A shares;

        (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

        (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;



        (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND



        (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

COMMISSION PAID BY MFD TO DEALERS          CUMULATIVE PURCHASE AMOUNT
---------------------------------     -------------------------------------
              1.00%                   On the first $2,000,000, plus
              0.80%                   Over $2,000,000 to $3,000,000, plus
              0.50%                   Over $3,000,000 to $50,000,000, plus
              0.25%                   Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares are waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or

403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

        (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                    YEAR OF                       CONTINGENT
                  REDEMPTION                    DEFERRED SALES
                AFTER PURCHASE                      CHARGE
                --------------------------      ---------------
                First.....................            4%
                Second....................            4%
                Third.....................            3%
                Fourth....................            3%
                Fifth.....................            2%
                Sixth.....................            1%
                Seventh and following.....            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m.,

Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.


As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.



DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests.

Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY

THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each Class of shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See
"Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00%, per annum, respectively. The Class A distribution fee of 0.10% is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Prior to April 10, 1997, MFD waived its right to receive distribution and service fees for Class A shares.


DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends at least annually. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder
Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by the dealer prior to the close of that business day.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 0.50% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or April 10, 2000.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares, which it offers exclusively to certain institutional investors, entitled Class I shares. As of the date of this Prospectus, the Trust has thirteen series of shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION


From time to time, the Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid.

The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1997, please see the Fund's annual report. A copy of the Fund's annual report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

       -- Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified;

       -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

       -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT -- If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM -- Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

DOLLAR COST AVERAGING PROGRAMS

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated January 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) the Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading;
(iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


I. WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

1. DIVIDEND REINVESTMENT

   - Shares acquired through dividend or capital gain reinvestment; and

   - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

2. CERTAIN ACQUISITIONS/LIQUIDATIONS

   - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

   - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

   - Trustees and retired trustees of any investment company for which MFD serves as distributor;

   - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


   - Employees or registered representatives of dealers;


   - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

   - Institutional Clients of MFS or MFS Institutional Advisors, Inc.

4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

   - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

   - Death or disability of the IRA owner.

   SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

   - Death, disability or retirement of 401(a) or ESP Plan participant;


   - Loan from 401(a) or ESP Plan;


   - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

   - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

   - Tax-free return of excess 401(a) or ESP Plan contributions;

   - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

   - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
     (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

   SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

   - Death or disability of SRO Plan participant.

6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

   - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

   - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


7. LOAN REPAYMENTS



   - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II. WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


1. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS



   - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.



2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


   - Shares acquired by insurance company separate accounts.


3. RETIREMENT PLANS


   ADMINISTRATIVE SERVICES ARRANGEMENTS


   - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.


   REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

   - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

 SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
 CIRCUMSTANCES:

   IRAS

   - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

   - Tax-free returns of excess IRA contributions.

   401(A) PLANS

   - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

   - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

   ESP PLANS AND SRO PLANS

   - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



   - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

  In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

1. SYSTEMATIC WITHDRAWAL PLAN


   - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

2. DEATH OF OWNER

   - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

3. DISABILITY OF OWNER

   - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

   IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS

   - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

   - Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

   - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

   - Death or disability of a SAR-SEP Plan participant.

THE MFS FAMILY OF FUNDS(R) AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.


STOCK                                                   WORLD
----------------------------------------------------    ---------------------------------------------------------
Massachusetts Investors Trust                           MFS(R)/Foreign & Colonial Emerging
                                                           Markets Equity Fund
Massachusetts Investors Growth Stock Fund
                                                        MFS(R) International Growth Fund(3)
MFS(R) Mark Emerging Growth Fund
                                                        MFS(R) International Growth and
MFS(R) Equity Income Fund                                  Income Fund(4)

MFS(R) Growth Opportunities Fund                        MFS(R) World Asset Allocation Fund sm

MFS(R) Large Cap Growth Fund(1)                         MFS(R) World Equity Fund

MFS(R) Managed Sectors Fund                             MFS(R) World Governments Fund

MFS(R) Mid Cap Growth Fund(2)                           MFS(R) World Growth Fund

MFS(R) New Discovery Fund                               MFS(R) World Total Return Fund

MFS(R) Research Fund
                                                        NATIONAL TAX-FREE BOND
MFS(R) Research Growth and Income Fund                  ---------------------------------------------------------
                                                        MFS(R) Municipal Bond Fund
MFS(R) Strategic Growth Fund
                                                        MFS(R) Municipal High Income Fund
MFS(R) Union StandardRegistration Mark Equity Fund
                                                        MFS(R) Municipal Income Fund
MFS(R) Value Fund

                                                        STATE TAX-FREE BOND
STOCK AND BOND                                          ---------------------------------------------------------
----------------------------------------------------    Alabama, Arkansas, California, Florida,
MFS(R) Total Return Fund                                Georgia, Maryland, Massachusetts,
                                                        Mississippi, New York, North Carolina,
MFS(R) Utilities Fund                                   Pennsylvania, South Carolina, Tennessee,
                                                        Virginia, West Virginia

BOND
----------------------------------------------------    MONEY MARKET
MFS(R) Bond Fund                                        ---------------------------------------------------------
                                                        MFS(R) Cash Reserve Fund
MFS(R) Government Mortgage Fund
                                                        MFS(R) Government Money Market Fund
MFS(R) Government Securities Fund
                                                        MFS(R) Money Market Fund
MFS(R) High Income Fund

MFS(R) Intermediate Income Fund

MFS(R) Strategic Income Fund


LIMITED MATURITY BOND
----------------------------------------------------      (1)  Formerly MFSRegistration Mark Capital Growth Fund.
MFS(R) Government Limited Maturity Fund                   (2)  Formerly MFSRegistration Mark OTC Fund.
                                                          (3)  Formerly MFSRegistration Mark/Foreign & Colonial
MFS(R) Limited Maturity Fund                                     International Growth Fund.
                                                          (4)  Formerly MFSRegistration Mark/Foreign & Colonial
MFS(R) Municipal Limited Maturity Fund                           International Growth and Income Fund.

     Investment Adviser
     Massachusetts Financial
     Services Company
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Distributor
     MFS Fund Distributors, Inc.
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Custodian and Dividend
     Disbursing Agent
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     Shareholder Servicing Agent
     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116
     Toll-free: (800) 225-2606

     Mailing Address:
     P.O. Box 2281
     Boston, MA 02107-9906

     Independent Auditors

     Ernst & Young LLP


     200 Clarendon Street


     Boston, MA 02116

                                                             ----------------
          [MFS LOGO]                                             Bulk Rate
     INVESTMENT MANAGEMENT                                     U.S. Postage
We invented the mutual fund(TM)                                    Paid
                                                                   MFS
                                                             ----------------

MFS(R) STRATEGIC GROWTH FUND

500 Boylston Street, Boston,MA 02116-3741










This is your fund's current prospectus.
Please keep it with your financial records because it provides important facts about your investment.











                                                               MSG-1-1/98/139M

[MFS LOGO]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(TM)

MFS(R) STRATEGIC GROWTH                                   STATEMENT OF
FUND                                                      ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                  January 1, 1998
--------------------------------------------------------------------------------------------------


                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................    2
  2.  Investment Objective, Policies and Restrictions.......................................    2
         Certain Securities and Investment Techniques.......................................    2
  3.  Management of the Fund................................................................   14
         Trustees...........................................................................   14
         Officers...........................................................................   15
         Trustee Compensation Table.........................................................   15
         Investment Adviser.................................................................   16
         Administrator......................................................................   16
         Custodian..........................................................................   16
         Shareholder Servicing Agent........................................................   17
         Distributor........................................................................   17
  4.  Portfolio Transactions and Brokerage Commissions......................................   18
  5.  Shareholder Services..................................................................   19
         Investment and Withdrawal Programs.................................................   19
         Exchange Privilege.................................................................   21
         Tax-Deferred Retirement Plans......................................................   22
  6.  Tax Status............................................................................   22
  7.  Distribution Plan.....................................................................   23
  8.  Determination of Net Asset Value and Performance......................................   24
  9.  Description of Shares, Voting Rights and Liabilities..................................   27
 10.  Independent Auditors and Financial Statements.........................................   28
      Appendix A -- Performance Quotations..................................................  A-1


MFS(R) STRATEGIC GROWTH FUND
A series of MFS Series Trust I
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --   MFS Strategic Growth Fund,
                              a diversified series of
                              the Trust.
"Trust"                --   MFS Series Trust I, a
                              Massachusetts business
                              Trust, organized on July
                              22, 1986. The Trust was
                              known as "MFS Lifetime
                              Managed Sectors Fund"
                              prior to August 1, 1993,
                              and as "Lifetime Managed
                              Sectors Trust" prior to
                              August 3, 1992.
"MFS" or the "Adviser" --   Massachusetts Financial
                              Services Company, a
                              Delaware corporation.
"MFD"                  --   MFS Fund Distributors,
                              Inc., a Delaware
                              corporation.
"Prospectus"           --   The Prospectus of the Fund,
                              dated January 1, 1998, as
                              amended or supplemented
                              from time to time.



2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS



INVESTMENT OBJECTIVE AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment techniques and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objective and Policies," "Certain Securities and Investment Techniques" and "Additional Risk Factors" sections of the Prospectus.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's net assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their principal value or interest rates may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the investment.


SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

RESET OPTIONS: In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

"YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. (See "Options on Securities.")

FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

FORWARD CONTRACTS: The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the Fund (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options, or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

The Fund may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS -- In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS -- The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or
(ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy):

The Fund may not:

  (1) borrow amounts in excess of 33 1/3 of its assets including amounts borrowed;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

  (4) issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on

 Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

  (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

  (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).


Except with respect to Investment Restriction (1) and non-fundamental policy
(1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

  (2) invest more than 15% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 10% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

  (3) invest for the purpose of exercising control or management;

  (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act; currently, the Fund does not intend to invest more than 5% of its net assets in such securities;

  (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;

  (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), and Forward Contracts;

  (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;


  (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;



  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, Options on Foreign Currencies or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



  (10) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.


3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D., (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)

Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (prior to November 1997)

Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York


WALTER E. ROBB, III (born 8/18/26)

Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director

Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touch LLP, Senior Manager (prior to September 1996)



MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)


Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and
  Associate General Counsel
---------------

*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.



TRUSTEE COMPENSATION TABLE



                                    RETIREMENT                        TOTAL
                       TRUSTEE       BENEFIT         ESTIMATED     TRUSTEE FEES
                        FEES         ACCRUED         CREDITED     FROM FUND AND
                        FROM        AS PART OF       YEARS OF          FUND
     TRUSTEE           FUND(1)   FUND EXPENSE(1)    SERVICE(2)      COMPLEX(3)
Walter E. Robb, III...   $ 0            $0                6          $149,258
Marshall N. Cohan.....     0             0                6           149,258
Sir David Gibbons.....     0             0                6           136,508
Richard B. Bailey.....     0             0                6           247,168
Ward Smith............     0             0               10           149,258
Abby M. O'Neill.......     0             0                7           123,758
Dr. Lawrence Cohn.....     0             0               16           136,508
J. Dale Sherratt......     0             0               18           149,258



---------------



(1) For the fiscal year ending August 31, 1997.



(2) Based upon normal retirement age (75).



(3) Information provided is provided for calendar year 1996. All Trustees served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS complex (having aggregate net assets at December, 1996 of approximately $38.5 billion).

For the period from the commencement of investment operations on January 2, 1996 to the Fund's fiscal year ended August 31, 1997, the Trustees waived their right to receive such fees.



As of November 29, 1997, the Trustees and officers as a group owned less than 1% of the Fund's shares, not including 825,361.53 Class I shares of the Fund (which represent approximately 13% of the outstanding shares of the Fund) owned of record by certain employee benefit plans of MFS of which Messrs. Brodkin, Scott and Shames are Trustees.



As of November 29, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3740, was the record owner of approximately 99.88% of the outstanding Class I shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated January 2, 1996 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."


For the Fund's fiscal year ended August 31, 1997, MFS received $146,570 under the Advisory Agreement.


For the period from the commencement of investment operations on January 2, 1996 to the Fund's fiscal year end of August 31, 1996, the Adviser waived its right to receive management fees from the Fund.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.



The Advisory Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.



ADMINISTRATOR



MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period March 1, 1997 through August 31, 1997, MFS received $1,974 under the Agreement.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement dated September 10, 1986, as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended August 31, 1997, MFD received sales charges of $46,851 and dealers received sales charges of $275,362 (as their concession on gross sales charges of $322,213) for selling Class A shares of the Fund; the Fund received $11,813,437 representing the aggregate net asset value of such shares.



For the period from the inception date of Class A shares on January 2, 1996 to the Fund's fiscal year end of August 31, 1996, MFD did not receive any sales charges on sales of Class A shares of the Fund.



For the period ended August 31, 1996, the contingent deferred sales charge ("CDSC") imposed on the redemption of Class A, Class B and Class C shares was $0. For the fiscal year ended August 31, 1997, the CDSC imposed on the redemption of Class A, Class B and C shares was $12, $403 and $437 respectively.



The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and
Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4. PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.


The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the fiscal year ended August 31, 1997, the Fund paid total brokerage commissions of $52,060 on total transactions of $40,134,477.

For the period ended August 31, 1996, the Fund paid total brokerage commissions of $19,205 on total transactions of $13,710,580.



During the fiscal year ended August 31, 1997, the Fund acquired securities issued by Morgan Stanley & Co. and Merrill Lynch, Pierce, Fenner & Smith Inc., regular broker-dealers of the Fund, which securities had a value of $197,986 and $239,481, respectively, as of August 31, 1997.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax Adviser for further information.

EXCHANGE PRIVILEGE

Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax Advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

- Individual Retirement Accounts (IRAs) (for individuals and their Non-employed spouses who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

- Simplified Employee Pension (SEP-IRA) Plans;

- Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

- 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

- Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax Adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for Federal income tax purposes without regard to the length of time shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28%, depending upon the source of the gains. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts, Forward Contracts, and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains or losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark-to-market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


The Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

7. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.


DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1997, the Fund paid the following Distribution Plan expenses:



                          AMOUNT OF         AMOUNT OF         AMOUNT OF
                         DISTRIBUTION     DISTRIBUTION      DISTRIBUTION
                         AND SERVICE       AND SERVICE       AND SERVICE
                          FEES PAID       FEES RETAINED     FEES RECEIVED
    CLASS OF SHARES        BY FUND           BY MFD          BY DEALERS
    ---------------      ------------     -------------     -------------
Class A Shares             $11,200           $ 2,320           $ 8,880
Class B Shares             $20,634           $15,608           $20,502
Class C Shares             $ 8,868           $     0           $ 8,868



GENERAL: The of the Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum with respect to Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.



The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.



As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."


YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.


Yield quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 5.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.


Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."



GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); is-sues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund (Class A, Class B, Class C and Class I shares). Of the twelve other series of the Trust, all offer Class A and Class B shares, eleven offer Class C shares and eleven offer Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the year ended August 31, 1997, the Statement of Changes in Net Assets for the year ended August 31, 1997 and the period ended August 31, 1996, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A



                            PERFORMANCE INFORMATION



The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.



                     PERFORMANCE RESULTS -- CLASS A SHARES



                              VALUE OF           VALUE OF        VALUE OF
                           INITIAL $10,000     CAPITAL GAIN     REINVESTED      TOTAL
       YEAR ENDED            INVESTMENT        DISTRIBUTION     DIVIDENDS       VALUE
       ----------          ---------------     ------------     ----------     -------
    December 31, 1996*        $11,619               $0            $1,908       $13,527
                              -------               --            ------       -------



* For the period from the class inception date on January 2, 1996, to December 31, 1996.



Explanatory Notes: The results assume that income, dividends and capital gains distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.



                             PERFORMANCE QUOTATIONS



All performance quotations are as of August 31, 1997.



                                                                             ACTUAL
                                                                             30-DAY         30-DAY
                                                   AVERAGE ANNUAL             YIELD          YIELD
                                                   TOTAL RETURNS*           (INCLUDING     (WITHOUT       CURRENT
                                             --------------------------        ANY           ANY        DISTRIBUTION
                                             1 YEAR        LIFE OF FUND      WAIVERS)      WAIVERS)         RATE
                                             ------        ------------     ----------     --------     ------------
Class A Shares with sales charge...........  51.98%         45.37%(1)          -0.37%        -1.27%         0.00%
Class A Shares without sales charge........  59.54%         49.69%(1)           N/A           N/A           N/A
Class B Shares with CDSC...................  55.16% (2)     47.63%(2)           N/A           N/A           N/A
Class B Shares without CDSC................  59.16% (2)     49.48%(2)          -1.12%        -2.00%         0.00%
Class C Shares with CDSC...................  58.35% (3)     49.59%(3)           N/A           N/A           N/A
Class C Shares without CDSC................  59.35% (3)     49.59%(3)          -1.13%        -1.90%         0.00%
Class I Shares.............................  59.73% (4)     49.80%(4)          -0.14%        -0.93%          N/A



(1) From the class inception date on January 2, 1996.



(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on April 11, 1997. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an Initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.



(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on April 11, 1997. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an Initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.



(4) Class I share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.



 * Total rate of return figures would have been lower if an expense limitation was not in place.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS

Ernst & Young LLP

200 Clarendon Street, Boston, MA 02116













MFS(R) STRATEGIC GROWTH FUND

500 BOYLSTON STREET
BOSTON, MA 02116




[MFS LOGO]

                                                                 MSG-13-4/97/500

[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997


MFS(R) STRATEGIC GROWTH FUND


[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Tax Form Summary ..........................................................  7
Portfolio Concentration ...................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 59.54%, CLASS B SHARES 59.16%, CLASS C SHARES 59.35%, AND CLASS I SHARES 59.73%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BEEN WELL POSITIONED IN THREE MAJOR SECTORS THAT HAVE DRIVEN ITS PERFORMANCE: TECHNOLOGY, FINANCIAL SERVICES, AND MEDIA.

   o TECHNOLOGY HAS BENEFITED FROM A SWEEPING MOVEMENT BY AMERICAN CORPORATIONS TO INCREASE PRODUCTIVITY, WHILE FINANCIAL SERVICES AND MEDIA COMPANIES HAVE BEEN GOING THROUGH A RAPID AND MUCH-NEEDED CONSOLIDATION PROCESS.

   o THE FUND HAS A SMALL ALLOCATION IN STOCKS OF JAPANESE TECHNOLOGY COMPANIES THAT FEATURE DIGITAL (AS OPPOSED TO ANALOG) TECHNOLOGY IN PRODUCTS SUCH AS CAMCORDERS AND TELEVISIONS.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

September 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Christian Felipe]

Christian Felipe

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 59.54%, Class B shares 59.16%, Class C shares 59.35%, and Class I shares 59.73%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

Q. WHY DO YOU THINK THE FUND HAS PERFORMED SO WELL OVER THE PAST 12 MONTHS?
A. The Fund has been well positioned in three major sectors that have driven its performance: technology, financial services, and media. Technology has benefited from a sweeping movement by American corporations to increase productivity, while financial services and media companies have been going through a rapid and much-needed consolidation process.

Q. LET'S LOOK AT EACH OF THESE SECTORS, STARTING WITH TECHNOLOGY.
   WHAT'S GOING ON THERE?
A. Besides helping companies' productivity, the technology sector has benefited from the rapid proliferation of personal computers and the dramatic growth of the Internet. This has led to fast top-line growth for many of the companies that are well positioned in these markets, such as Microsoft, Intel, Sun Microsystems, and Oracle Systems. This, in turn, has led to rapid earnings growth, which the market has begun to recognize. We put a small part of the Fund, about 4%, in stocks of Japanese technology companies that now feature digital (as opposed to analog) technology in products like camcorders, televisions, and cameras. For example, a consumer can take a camcorder, record with it, download the information onto a PC, edit it onto a video, and send it over the Internet so the grandparents can see their grandchildren taking their first steps. Companies like Sony and Canon have been at the leading edge of this area, and those stocks have done great. Looking ahead, I think the overall prospects for technology companies are still very strong and that valuations are reasonable, and we are continuing to search for the best names.

Q. NOW, WHAT ABOUT FINANCIAL SERVICES?
A. These companies have benefited from stable interest rates and the low inflation rate, which have led to a boom in companies that cater to the retirement, investment, and savings communities. Companies like Franklin Resources and Morgan Stanley, Dean Witter, Discover have been great stocks for the portfolio. We were also fortunate that one of our stocks in this area, Equitable of Iowa, was bought out by ING Barings, a foreign bank and investment firm. We've seen a lot of consolidation in this area, too, as banks and other financial services companies have merged, creating greater efficiencies of scale and improved valuations.

Q. AND MEDIA?
A. There's been consolidation here, too, thanks to the Telecommunications Act of 1996, as many television and radio companies, such as LIN Television, American Radio, and SFX Broadcasting, have merged or been bought out. Consolidation has also helped strengthen some of the other companies in the portfolio.

Q. GETTING BACK TO TECHNOLOGY, WHEN YOU USE THIS TERM, WHAT KINDS OF COMPANIES ARE YOU REFERRING TO, AT LEAST AS THEY RELATE TO THE FUND?
A. Our definition of a technology company excludes what we call "commodity plays." On the surface, they look like technology companies; they make personal computers or disk drives, or they are distributors, or re-sellers. We see them as commodity companies, as opposed to companies like Microsoft and Intel, which we view as the guts and brains of the industry. We're not suggesting that the commodity companies, the ones that make and sell PCs in stores or sell them over the phone or the Internet, can't be good investments. But we don't believe they control their own destinies, and they're subject to major competitive inroads, from foreign manufacturers, for example. There is no microprocessor company that can compete with Intel, nor is there an operating system of any significance that can compete with Microsoft Windows. Anyone can make a PC. What matters is the sustainability of the business franchise.

Q. IN YOUR LAST REPORT, YOU SAID STOCKS OF HEALTH MAINTENANCE ORGANIZATIONS
   (HMOS) HAD UNDERPERFORMED DUE TO POOR PRICING BY THE INDUSTRY. HOW DOES THAT SITUATION STAND NOW?
A. HMOs continue to be a very difficult area. We've refocused the health care part of the portfolio away from the service companies toward the products and pharmaceutical companies like Bristol-Myers Squibb and Schering Plough.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN OTHER FUND HOLDINGS?
A. Not really, except that we've had three or four major stocks get bought out, in sectors like financial services and media, which I mentioned. Other than that, there haven't been any major changes to the portfolio. Microsoft and Franklin Resources are still the two largest positions.

Q. COULD YOU TALK ABOUT ANY SPECIFIC STOCKS THAT PERFORMED MUCH BETTER THAN YOU EXPECTED, AND WHY YOU THINK THEY DID WELL?
A. Tyco International was one stock that really surprised us. It made some acquisitions, of ADT, for example, that turned out to add a lot more to earnings than we had anticipated.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. Nearly perfect - steady growth, nominal inflation, stable interest rates. We think that will continue. However, there is some cause for concern in the international markets, like Asia's, where the currency crisis has put pressure on companies that do business there. Europe continues to be lackluster in its economic performance. However, while this might cause some minor changes in the Fund, our emphasis has been on U.S. companies, so we do not believe it's going to make a major difference. At the same time, the yen has continued to depreciate dramatically; that has favored the Japanese multinationals, and we've continued to put our money in those companies.

/s/ Christian Felipe
    Christian Felipe
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   CHRISTIAN FELIPE JOINED MFS IN 1986. A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES, AND THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE, HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1988, VICE PRESIDENT - INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996. MR. FELIPE HAS MANAGED MFS(R) STRATEGIC GROWTH FUND SINCE ITS INCEPTION IN 1996.

  FUND FACTS

  OBJECTIVE:             THE OBJECTIVE OF THE FUND IS CAPITAL APPRECIATION.
                         UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS
                         SUBSTANTIALLY ALL OF ITS ASSETS IN EQUITY SECURITIES OF
                         COMPANIES THAT HAVE ABOVE-AVERAGE GROWTH POTENTIAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS: CLASS A SHARES:  JANUARY 2, 1996
                         CLASS B SHARES:  APRIL 11, 1997
                         CLASS C SHARES:  APRIL 11, 1997
                         CLASS I SHARES:  JANUARY 2, 1997
  SIZE:                  $56.9 MILLION NET ASSETS AS OF AUGUST 31, 1997

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the historical performance of MFS Strategic Growth Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)


                 MFS Strategic Growth     S&P 500 Composite      Consumer Price
                    Fund -- Class A             Index             Index -- U.S.

January 1996           $10,000                 $10,000              $10,000
April 1996             $12,600                 $10,700              $10,200
September 1996         $13,700                 $11,300              $10,300
December 1996          $14,200                 $12,200              $10,300
April 1997             $15,900                 $13,400              $10,400
August 1997            $19,559                 $15,112              $10,476



AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                                       1 Year            Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class A) including 5.75% sales charge (SEC
  results)                                                                            +51.98%                 +45.37%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class A) at net asset value                                +59.54%                 +49.69%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class B) with CDSC (SEC results)                           +55.16%                 +47.63%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class B) at net asset value                                +59.16%                 +49.48%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class C) with CDSC (SEC results)                           +58.35%                 +49.59%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class C) at net asset value                                +59.35%                 +49.59%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class I) at net asset value                                +59.73%                 +49.80%
-----------------------------------------------------------------------------------------------------------------------------
Average growth fund+                                                                  +33.52%                 +26.77%
-----------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                                               +40.78%                 +28.29%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**++                                                              + 2.19%                 + 2.85%
-----------------------------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  January 2, 1996, through August 31, 1997.
 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no initial sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE MFS STRATEGIC GROWTH FUND HAS DESIGNATED $128 AS A LONG-TERM CAPITAL
   GAIN.

   DIVIDENDS RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS, CAME TO 4.4%.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

TOP 10 EQUITY HOLDINGS

FRANKLIN RESOURCES, INC.              CVS CORP.
Mutual fund and financial services    U.S. drugstore chain
company
                                      CLEAR CHANNEL COMMUNICATIONS, INC.
MICROSOFT CORP.                       Radio and television company
Computer software and systems
company                               MCI COMMUNICATIONS CORP.
                                      Telecommunications company
COMPUTER ASSOCIATES INTERNATIONAL,
INC.                                  RITE AID CORP.
Computer software company             U.S. drugstore chain

ORACLE SYSTEMS CORP.                  LIN TELEVISION CORP.
Developer and manufacturer of         Broadcasting and cellular
database software                     communications company

TYCO INTERNATIONAL LTD.
Manufacturer of fire protection,
packaging, and electronic equipment

LARGEST SECTORS
[GRAPHIC OMITTED]


Leisure                          18.5%
Technology                       34.5%
Financial Services               14.3%
Miscellaneous
 (conglomerates, special
  products/services)             13.2%
Retailing                        12.8%
Health Care                       6.7%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 89.9%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES            VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 84.7%
  Aerospace - 0.3%
    Gulfstream Aerospace Corp.*                                           6,500      $   192,562
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.0%
    Citicorp                                                              2,377      $   303,365
    Norwest Corp.                                                         9,449          542,727
    State Street Corp.                                                    1,000           49,875
    Wells Fargo & Co.                                                       989          251,453
                                                                                     -----------
                                                                                     $ 1,147,420
-------------------------------------------------------------------------------------------------
  Broadcasting - 1.0%
    Argyle Television, Inc.*                                              5,000      $   140,000
    SFX Broadcasting, Inc.*                                               1,345           98,689
    Young Broadcasting, Inc., "A"*                                        8,899          321,477
                                                                                     -----------
                                                                                     $   560,166
-------------------------------------------------------------------------------------------------
  Building - 0.1%
    Newport News Shipbuilding, Inc.                                       2,000      $    38,750
-------------------------------------------------------------------------------------------------
  Business Machines - 2.4%
    Affiliated Computer Services, Inc., "A"*                             11,124      $   292,005
    Sun Microsystems, Inc.*                                              22,000        1,056,000
                                                                                     -----------
                                                                                     $ 1,348,005
-------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    AccuStaff, Inc.*                                                      4,600      $   122,188
    At Home Corp.*                                                          100            1,913
    Computer Sciences Corp.*                                              3,540          263,287
    CUC International, Inc.*                                             11,905          279,767
    DST Systems, Inc.*                                                    2,800          101,325
    First Data Corp.                                                      6,432          264,114
    Galileo International, Inc.*                                            500           13,219
    Sabre Group Holding, Inc., "A"*                                       1,500           46,125
                                                                                     -----------
                                                                                     $ 1,091,938
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    AirTouch Communications, Inc.*                                        6,719      $   227,186
    Telephone & Data Systems, Inc.                                        4,380          173,010
                                                                                     -----------
                                                                                     $   400,196
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.3%
    Microsoft Corp.*                                                     18,409      $ 2,433,440
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 13.3%
    BMC Software, Inc.*                                                  14,644      $   917,080
    Cadence Design Systems, Inc.*                                        23,965        1,139,835
    Computer Associates International, Inc.                              35,888        2,400,010
    Compuware Corp.*                                                     10,430          644,053
    Oracle Systems Corp.*                                                61,050        2,327,531
    Synopsys, Inc.*                                                       3,500          121,188
    USCS International, Inc.*                                             3,000           53,625
                                                                                     -----------
                                                                                     $ 7,603,322
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.4%
    Meyer Fred, Inc.*                                                     2,500      $   130,000
    Service Corp. International                                           1,000           32,000
    Tyco International Ltd.*                                             22,623        1,774,492
                                                                                     -----------
                                                                                     $ 1,936,492
-------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Corning, Inc.                                                         3,110      $   164,441
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Westinghouse Electric Corp.                                           6,190      $   159,392
-------------------------------------------------------------------------------------------------
  Electronics - 1.8%
    Sony Corp.                                                           11,643      $ 1,026,039
-------------------------------------------------------------------------------------------------
  Entertainment - 10.3%
    American Radio Systems Corp., "A" *                                   4,284      $   210,987
    Clear Channel Communications, Inc.*                                  24,100        1,637,294
    Cox Radio, Inc.*                                                      6,100          163,175
    Disney (Walt) Co.                                                     1,500          115,219
    Harrah's Entertainment, Inc.*                                        40,796          915,360
    Jacor Communications, Inc., "A"*                                      8,210          361,240
    LIN Television Corp.*                                                24,414        1,158,139
    Mirage Resorts, Inc.*                                                 6,590          176,694
    Time Warner, Inc.                                                     7,798          401,597
    Univision Communications, Inc., "A"*                                 14,554          745,893
                                                                                     -----------
                                                                                     $ 5,885,598
-------------------------------------------------------------------------------------------------
  Financial Institutions - 9.4%
    American Express Co.                                                 12,838      $   998,154
    Associates First Capital Corp., "A"                                  13,704          795,689
    Federal National Mortgage Assn.                                      14,738          648,472
    Franklin Resources, Inc.                                             32,286        2,498,129
    Merrill Lynch & Co., Inc.                                             3,894          239,481
    Morgan Stanley, Dean Witter, Discover and Co.                         4,114          197,986
                                                                                     -----------
                                                                                     $ 5,377,911
-------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Liberty Financial Cos., Inc.                                          1,000      $    49,563
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    PepsiCo, Inc.                                                         5,929      $   213,444
-------------------------------------------------------------------------------------------------
  Insurance - 1.5%
    Equitable of Iowa Cos.                                               10,199      $   664,210
    Lincoln National Corp.                                                2,800          187,425
                                                                                     -----------
                                                                                     $   851,635
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    Bristol-Myers Squibb Co.                                             11,327      $   860,852
    Johnson & Johnson                                                     3,000          170,062
    Mckesson Corp.##                                                      1,100          103,056
    Pfizer, Inc.                                                          1,500           83,063
    Schering Plough Corp.                                                 9,317          447,216
                                                                                     -----------
                                                                                     $ 1,664,249
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                                 1,000      $    66,250
    Columbia/HCA Healthcare Corp.                                         9,179          289,712
    Genesis Health Ventures, Inc.*                                        3,500          122,062
    Health Management Associates, Inc., "A"*                                700           20,694
    HEALTHSOUTH Corp.*                                                   10,657          265,759
    Medtronic, Inc.                                                         600           54,225
    Pacificare Health Systems, Inc., "B"*                                 1,000           68,375
    St. Jude Medical, Inc.*                                               6,256          238,119
    United Healthcare Corp.                                              11,481          558,264
                                                                                     -----------
                                                                                     $ 1,683,460
-------------------------------------------------------------------------------------------------
  Office Equipment - 1.5%
    Office Depot, Inc.*                                                  46,109      $   850,135
-------------------------------------------------------------------------------------------------
  Pollution Control - 0.7%
    USA Waste Services, Inc.*                                             2,300      $    96,600
    Waste Management, Inc.                                                9,391          300,512
                                                                                     -----------
                                                                                     $   397,112
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                                     4,790      $   466,726
    Tribune Co.                                                           4,611          227,956
                                                                                     -----------
                                                                                     $   694,682
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 4.1%
    HFS, Inc.*                                                           14,577      $   811,756
    Hilton Hotels Corp.                                                  29,018          890,490
    Marriot International, Inc.                                           3,923          261,125
    Promus Hotel Corp.*                                                   9,860          382,691
                                                                                     -----------
                                                                                     $ 2,346,062
-------------------------------------------------------------------------------------------------
  Stores - 9.2%
    AutoZone, Inc.,*                                                      6,120      $   172,890
    CVS Corp.                                                            31,372        1,768,597
    General Nutrition Cos., Inc.*                                         7,040          195,360
    Gymboree Corp.*                                                       3,200           78,400
    Home Depot, Inc.                                                     14,225          671,242
    Liz Claiborne, Inc.                                                   3,250          144,828
    Micro Warehouse, Inc.*                                                5,100          133,238
    Penney (J.C.), Inc.                                                   2,690          161,400
    PETsMART, Inc.*                                                       2,000           17,125
    Rite Aid Corp.                                                       29,223        1,462,976
    Wal-Mart Stores, Inc.                                                12,406          440,413
                                                                                     -----------
                                                                                     $ 5,246,469
-------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Safeway, Inc.*                                                        7,420      $   377,956
-------------------------------------------------------------------------------------------------
  Telecommunications - 4.6%
    Aspect Telecommunications Corp.*                                     17,938      $   394,636
    Cabletron Systems, Inc.*                                              5,130          155,182
    Cellular Communications International*                                3,800          136,800
    Cisco Systems, Inc.*                                                 11,962          901,636
    Lucent Technologies, Inc.                                            13,082        1,018,761
                                                                                     -----------
                                                                                     $ 2,607,015
-------------------------------------------------------------------------------------------------
  Utilities - Telephone - 3.3%
    MCI Communications Corp.                                             54,440      $ 1,551,540
    Sprint Corp.                                                          7,513          353,111
                                                                                     -----------
                                                                                     $ 1,904,651
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $48,252,105
-------------------------------------------------------------------------------------------------
Foreign Stocks - 5.2%
  Germany - 0.6%
    SAP AG, ADR (Computer Software - Systems)                               200      $    43,983
    SAP AG, Preferred (Computer Software - Systems)                       1,017          232,081
    SAP Aktiengesellschaft, ADR (Computer Software - Systems)##             600           45,300
                                                                                     -----------
                                                                                     $   321,364
-------------------------------------------------------------------------------------------------
  Japan - 4.1%
    Canon, Inc. (Special Products and Services)                          22,000      $   607,463
    Canon, Inc., ADR (Special Products and Services)                      7,510        1,044,829
    Sony Corp. (Electronics)                                              7,600          661,691
                                                                                     -----------
                                                                                     $ 2,313,983
-------------------------------------------------------------------------------------------------
  Switzerland - 0.2%
    Novartis AG (Pharmaceuticals)                                           100      $   141,221
-------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Danka Business Systems, ADR (Business Services)                       3,240      $   151,470
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 2,928,038
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $44,792,121)                                          $51,180,143
-------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES            VALUE
-------------------------------------------------------------------------------------------------
Entertainment - 0.1%
  American Radio Systems Corp., 7s ##*
    (Identified Cost, $48,600)                                            1,000      $    65,250
-------------------------------------------------------------------------------------------------
Warrants - 0.9%
-------------------------------------------------------------------------------------------------
  Intel Corp.* (Identified Cost, $217,698)                                7,243      $   518,780
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.9%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97                                    $1,100      $ 1,099,839
  Federal National Mortgage Assn., due 10/03/97 - 10/23/97                1,710        1,699,144
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 2,798,983
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $47,857,402)                                     $54,563,156
Other Assets, Less Liabilities - 4.2%                                                  2,380,418
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $56,943,574
-------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $47,857,402)         $54,563,156
  Cash                                                              72,569
  Receivable for Fund shares sold                                1,906,665
  Receivable for investments sold                                  459,831
  Dividends and interest receivable                                 11,193
  Deferred organization expenses                                     2,277
  Other assets                                                         734
                                                               -----------
      Total assets                                             $57,016,425
                                                               -----------
Liabilities:
  Payable for investments purchased                            $    46,976
  Payable for Fund shares reacquired                                   562
  Payable to affiliates -
    Management fee                                                   3,438
    Distribution and service fee                                    19,585
  Accrued expenses and other liabilities                             2,290
                                                               -----------
      Total liabilities                                        $    72,851
                                                               -----------
Net assets                                                     $56,943,574
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $49,029,398
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 6,705,524
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                            1,208,652
                                                               -----------
      Total                                                    $56,943,574
                                                               ===========
Shares of beneficial interest outstanding:                      3,393,373
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $21,698,530 / 1,292,286 shares of
    beneficial interest outstanding)                             $16.79
                                                                 ======
  Offering price per share (100 / 94.25)                         $17.81
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $15,734,762 / 939,339 shares of
    beneficial interest outstanding)                             $16.75
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $6,047,843 / 360,580 shares of beneficial
    interest outstanding)                                        $16.77
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $13,462,439 / 801,168 shares of
    beneficial interest outstanding)                             $16.80
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                $   71,128
    Interest                                                     27,789
                                                             ----------
      Total investment income                                $   98,917
                                                             ----------
  Expenses -
    Management fee                                           $  146,570
    Shareholder servicing agent fee                              19,628
    Shareholder servicing agent fee (Class A)                     4,700
    Distribution and service fee (Class A)                       11,200
    Distribution and service fee (Class B)                       20,634
    Distribution and service fee (Class C)                        8,868
    Administrative fee                                            1,974
    Registration fee                                             51,496
    Custodian fee                                                10,671
    Printing                                                     10,406
    Auditing fee                                                  8,515
    Postage                                                       2,762
    Legal fee                                                     2,087
    Amortization of organization expenses                           434
    Miscellaneous                                                 4,711
                                                             ----------
      Total expenses                                         $  304,656
    Fees paid indirectly                                           (143)
    Reduction of expenses by investment adviser                 (56,663)
                                                             ----------
      Net expenses                                           $  247,850
                                                             ----------
        Net investment loss                                  $ (148,933)
                                                             ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                  $1,913,771
    Foreign currency transactions                                   776
                                                             ----------
      Net realized gain on investments and foreign currency  $1,914,547
                                                             ----------

Change in unrealized appreciation (depreciation) -
Investments                                                  $6,419,234
    Translation of assets and liabilities in
      foreign currencies                                           (230)
                                                             ----------
      Net unrealized gain on investments and foreign
       currency translations                                 $6,419,004
                                                             ----------
        Net realized and unrealized gain on investments
          and foreign currency                               $8,333,551
                                                             ----------
          Increase in net assets from operations             $8,184,618
                                                             ==========
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED        PERIOD ENDED
                                                              AUGUST 31, 1997    AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                                   $   (148,933)      $     13,249
  Net realized gain on investments and foreign currency
    transactions                                                    1,914,547          1,148,632
  Net unrealized gain on investments and foreign currency
    translation                                                     6,419,004            286,520
                                                                 ------------       ------------
    Increase in net assets from operations                       $  8,184,618       $  1,448,401
                                                                 ------------       ------------
Distributions declared to shareholders -
  From net realized gain on investments (Class A)                  (1,718,843)              --
                                                                 ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                               $ 42,785,722       $  9,192,182
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   1,718,872               --
  Cost of shares reacquired                                        (4,171,478)          (495,900)
                                                                 ------------       ------------
  Increase in net assets from Fund share transactions            $ 40,333,116       $  8,696,282
                                                                 ------------       ------------
    Total increase in net assets                                 $ 46,798,891       $ 10,144,683

Net assets:
  At beginning of period                                           10,144,683               --
                                                                 ------------       ------------
  At end of period (including accumulated undistributed net
    investment income of $0 and $13,184, respectively)           $ 56,943,574       $ 10,144,683
                                                                 ============       ============

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Financial Highlights

--------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED        PERIOD ENDED
                                                             AUGUST 31, 1997    AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------
                                                                   CLASS A
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $      12.26       $      10.00
                                                                 ------------       ------------
Income from investment operations# -
 Net investment income (loss)(S)                                 $      (0.11)      $       0.02
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                  6.67               2.24
                                                                 ------------       ------------
    Total from investment operations                             $       6.56       $       2.26
                                                                 ------------       ------------
Less distributions declared to shareholders -
 From net realized gain on investments and foreign currency
  transactions                                                          (2.03)              --
                                                                 ------------       ------------
Net asset value - end of period                                  $      16.79       $      12.26
                                                                 ============       ============
 Total return(+)                                                        59.54%             22.60%++
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                                              1.29%              0.44%+
 Net investment income (loss)                                           (0.82)%             0.23%+
Portfolio turnover                                                         82%               104%
Average commission rate                                          $     0.0527       $     0.0555
Net assets at end of period (000 omitted)                        $     21,699       $     10,145

 *For the period from the commencement of the Fund's investment operations, January 2, 1996, through
  August 31, 1996.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets reduced from 1.50%, (based on operating expenses) effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                          $      (0.15)      $      (0.05)
    Ratios (to average net assets):
      Expenses##                                                         1.59%              1.84%+
      Net investment loss                                               (1.12)%            (0.66)%+

See notes to financial statements

----------------------------------------------------------------------------------------------------
                                                                                  PERIOD ENDED
                                                                                AUGUST 31, 1997**
--------------------------------------------------------------------------------------------------
                                                                                     CLASS B
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.53
                                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                                             $(0.09)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        4.31
                                                                                      -----
      Total from investment operations                                               $ 4.22
                                                                                     ------
Net asset value - end of period                                                      $16.75
                                                                                     ======
Total return                                                                         33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.02%+
  Net investment loss                                                               (1.46)%+
Portfolio turnover                                                                      82%
Average commission rate                                                             $0.0527
Net assets at end of period (000 omitted)                                           $15,735

 **For the period from the commencement of offering of the Fund's Class B shares April 11,
   1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
   0.50% of average daily net assets reduced from 1.50%, (based on operating expenses)
   effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                                             $ (0.12)
    Ratios (to average net assets):
      Expenses##                                                                       2.51%+
      Net investment loss                                                             (1.95)%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                               PERIOD ENDED
                                                                          AUGUST 31,1997***
--------------------------------------------------------------------------------------------------
                                                                                    CLASS C
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.53
                                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                                             $(0.09)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        4.33
                                                                                     ------
      Total from investment operations                                               $ 4.24
                                                                                     ------
Net asset value - end of period                                                      $16.77
                                                                                     ======
Total return                                                                         33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.04%+
  Net investment loss                                                               (1.48)%+
Portfolio turnover                                                                      82%
Average commission rate                                                             $0.0527
Net assets at end of period (000 omitted)                                           $ 6,048

***For the period from the commencement of the Fund's offering of Class C shares, April 11,
   1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
   0.50% of average daily net assets reduced from 1.50%, (based on operating expenses)
   effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                                              $(0.13)
    Ratios (to average net assets):
      Expenses##                                                                       2.56%+
      Net investment loss                                                             (1.99)%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                               PERIOD ENDED
                                                                        AUGUST 31, 1997****
--------------------------------------------------------------------------------------------------
                                                                                    CLASS I
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $ 12.08
                                                                                    -------

Income from investment operations# -
  Net investment (loss)(S)                                                          $ (0.04)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        4.76
                                                                                    -------
      Total from investment operations                                              $  4.72
                                                                                    -------
Net asset value - end of period                                                     $ 16.80
                                                                                    =======
Total return                                                                         39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          0.94%+
  Net investment loss                                                               (0.40)%+
Portfolio turnover                                                                      82%
Average commission rate                                                             $0.0527
Net assets at end of period (000 omitted)                                           $13,462

****For the period from the commencement of the Fund's offering of Class I shares, January
    2, 1997, through August 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets reduced from 1.50%, (based on operating expenses) effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income (loss)                                                    $ (0.06)
    Ratios (to average net assets):
      Expenses                                                                        1.14%+
      Net investment loss                                                           (0.60)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Growth Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days of less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended 1997, $135,749 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.50% of average daily net assets reduced from 1.50%, (based on total operating expenses) effective April 14, 1997. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $50,270.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees did not receive any payments for their services to the Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $46,851 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $2,320 for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.12% of average daily net assets attributable to Class A shares on an annualized basis. The distribution fee under the Class A distribution plan is currently being waived.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $132 and $0 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 1.00% and 1.00% of average net assets attributable to Class B and Class C shares on an annualized basis respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $12, $403, and $437 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively. MFSC did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $49,575,360 and $16,236,891, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $47,872,576
                                                                ===========
Gross unrealized appreciation                                   $ 7,225,010
Gross unrealized depreciation                                      (534,430)
                                                                -----------
    Net unrealized appreciation                                 $ 6,690,580
                                                                ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                               YEAR ENDED                   PERIOD ENDED
                                                          AUGUST 31, 1997               AUGUST 31, 1996*
                                           ------------------------------    ---------------------------
                                                 SHARES            AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                   1,208,172       $18,761,089       868,195       $9,192,182
Shares issued to
  shareholders in
  reinvestment of
  distributions                                 139,292         1,718,872          --             --
Shares transferred to Class I                  (706,677)       (8,960,664)         --             --
Shares reacquired                              (176,243)       (2,019,399)      (40,453)        (495,900)
                                               --------      ------------       -------       ----------
    Net increase                                464,544      $  9,499,898       827,742       $8,696,282
                                               ========      ============       =======       ==========

* For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1997.

Class B Shares

                                                                                           PERIOD ENDED
                                                                                        AUGUST 31, 1997**
                                                                               -------------------------
                                                                                SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                                                    962,839       $15,559,691
Shares reacquired                                                              (23,500)         (387,233)
                                                                               -------       -----------
    Net increase                                                               939,339       $15,172,458
                                                                               =======       ===========

Class C Shares
                                                                                          PERIOD ENDED
                                                                                       AUGUST 31, 1997***
                                                                               -------------------------
                                                                                 SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                                                     375,407       $6,018,343
Shares reacquired                                                               (14,827)        (249,686)
                                                                               --------       ----------
    Net increase                                                                360,580       $5,768,657
                                                                               ========       ==========

Class I Shares
                                                                                         PERIOD ENDED
                                                                                      AUGUST 31, 1997****
                                                                               -------------------------
                                                                                 SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                                                     216,474       $2,446,599
Shares transferred from Class A                                                 706,677        8,960,664
Shares reacquired                                                              (121,983)      (1,515,160)
                                                                               --------       ----------
    Net increase                                                                801,168       $9,892,103
                                                                               ========       ==========

  ** For the period from the commencement of the Fund's offering of Class B shares, April 11, 1997, through August 31, 1997.
 *** For the peirod from the commencement of the Fund's offering of Class C shares, April 11, 1997, through August 31, 1997.
**** For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $11.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Strategic Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund, including the schedule of portfolio investments as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 1997, the results its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) STRATEGIC GROWTH FUND
TRUSTEES                                              SECRETARY
A. Keith Brodkin* - Chairman and President            Stephen E. Cavan*

Richard B. Bailey* - Private Investor;                ASSISTANT SECRETARY
Former Chairman and Director (until 1991),            James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                CUSTODIAN
Cambridge Trust Company                               State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                  AUDITORS
                                                      Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                INVESTOR INFORMATION
Professor of Surgery, Harvard Medical School          For MFS stock and bond market outlooks,
                                                      call toll free: 1-800-637-4458 anytime
The Hon. Sir J. David Gibbons, KBE - Chief            from a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.         For information on MFS mutual funds, call
                                                      your financial adviser or, for an
Abby M. O'Neill - Private Investor;                   information kit, call toll free:
Director, Rockefeller Financial Services,             1-800-637-2929 any business day from 9
Inc. (investment advisers)                            a.m. to 5 p.m. Eastern time (or leave a
                                                      message anytime).
Walter E. Robb, III - President and
Treasurer, Benchmark Advisors, Inc.                   INVESTOR SERVICE
(corporate financial consultants);                    MFS Service Center, Inc.
President, Benchmark Consulting Group,                P.O. Box 2281
Inc. (office services); Trustee, Landmark             Boston, MA 02107-9906
Funds (mutual funds)
                                                      For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice              1-800-225-2606 any business day from 8
President, Director and Secretary,                    a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
                                                      For service to speech- or
Jeffrey L. Shames* - President and                    hearing-impaired, call toll free:
Director, Massachusetts Financial Services Company    1-800-637-6576 any business day from 9
                                                      a.m. to 5 p.m. Eastern time. (To use this
J. Dale Sherratt - President, Insight                 service, your phone must be equipped with
Resources, Inc. (acquisition planning specialists)    a Telecommunications Device for the Deaf.)

Ward Smith - Former Chairman (until 1994),            For share prices, account balances, and
NACCO Industries; Director, Sundstrand                exchanges, call toll free: 1-800-MFS-TALK
Corporation                                           (1-800-637-8255) anytime from a touch-tone
                                                      telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company              WORLD WIDE WEB
500 Boylston Street                                   www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR                                           [DALBAR   For the fourth year in a row,
MFS Fund Distributors, Inc.                           LOGO]     MFS earned a #1 ranking in the
500 Boylston Street                                         DALBAR, Inc. Broker/Dealer Survey,
Boston, MA 02116-3741                                 Main Office Operations Service Quality
                                                      Category. The firm achieved a 3.42
PORTFOLIO MANAGER                                     overall score on a scale of 1 to 4 in
Christian Felipe*                                     the 1997 survey. A total of 111 firms
                                                      responded, offering input on the
TREASURER                                             quality of service they received from
W. Thomas London*                                     29 mutual fund companies nationwide.
                                                      The survey contained questions about
ASSISTANT TREASURERS                                  service quality in 11 categories,
Mark E. Bradley*                                      including "knowledge of operations
Ellen Moynihan*                                       contact," "keeping you informed,"
James O. Yost*                                        "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) STRATEGIC                                            BULK RATE
GROWTH FUND                                               U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE



(c)1997 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741
                                                 MSG-2 10/97 12M 090/290/390/890

                             MFS EQUITY INCOME FUND

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 1998.


   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JANUARY 1, 1998, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

                                                                                      CLASS I
                                                                                      -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price) ................................          None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable) .........          None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees ............................................................          0.75%
  Rule 12b-1 Fees ............................................................          None
  Other Expenses (after expense limitation)(1)(2) ............................          0.40%
                                                                                        ----
  Total Operating Expenses (after expense limitation)(2) .....................          1.15%

(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.40% per annum of its average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" would be 2.15% and 2.90%, respectively. See "Other Information" below.

                               EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  PERIOD                              CLASS I
                  ------                              -------
                  1 year..........................      $ 12
                  3 years.........................        37

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

   The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                                                     PERIOD ENDED
                                                                   AUGUST 31, 1997*
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $   12.20
                                                                      ---------
Income from investment operations# -
   Net investment income ###                                          $    0.15
   Net realized and unrealized gain on investments
       and foreign currency transactions                                   2.46
                                                                      ---------
         Total from investment operations                             $    2.61
                                                                      ---------
Net asset value - end of period                                       $   14.81
                                                                      ---------
Total return                                                              21.39%++
Ratios (to average net assets)/Supplemental data ###:
   Expenses                                                                1.50%+
   Net investment income                                                   1.51%+
Portfolio turnover                                                          118%
Average commission rate                                               $  0.0393
Net assets at end of period (000 omitted)                             $     964

--------------------------

* For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

### The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

   Net investment income (loss)                                 $0.03
   Ratios (to average net assets):
      Expenses##                                                 2.67%+
      Net investment income (loss)                               0.35%+

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor in Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a 1.00% CDSC upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C shares and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

   Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12-b-1 fees, taxes, extraordinary expenses, brokerage and transactions costs and class specific expenses, do not exceed 0.40% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998.

                                                                      PROSPECTUS
                                                                 JANUARY 1, 1998
MFS(R) EQUITY                              CLASS A SHARES OF BENEFICIAL INTEREST
INCOME FUND                                CLASS B SHARES OF BENEFICIAL INTEREST
(A member of the MFS Family of Funds(R))   CLASS C SHARES OF BENEFICIAL INTEREST

--------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS Equity Income Fund (the "Fund"), a diversified series of MFS Series Trust I (the "Trust"). The primary investment objective of the Equity Income Fund is reasonable income by investing mainly in income producing securities, and the secondary investment objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in income producing equity securities, and may invest up to 35% of its total assets in fixed income securities. In selecting investments, the Fund considers the potential for capital appreciation. The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated January 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 41 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
1.  Expense Summary...............................................    3
2.  Condensed Financial Information...............................    5
3.  The Fund......................................................    6
4.  Investment Objectives and Policies............................    6
5.  Certain Securities and Investment Techniques..................    7
6.  Additional Risk Factors.......................................   16
7.  Management of the Fund........................................   20
8.  Information Concerning Shares of the Fund.....................   22
      Purchases...................................................   22
      Exchanges...................................................   28
      Redemptions and Repurchases.................................   29
      Distribution Plan...........................................   32
      Distributions...............................................   34
      Tax Status..................................................   35
      Net Asset Value.............................................   36
      Expenses....................................................   36
      Description of Shares, Voting Rights and Liabilities........   37
      Performance Information.....................................   37
9.  Shareholder Services..........................................   38
    Appendix A -- Waivers of Sales Charges........................  A-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:


                                            CLASS A       CLASS B     CLASS C
                                            -------       -------     -------
    Maximum Initial Sales Charge
      Imposed on Purchases of Fund
      Shares (as a percentage of
      offering price).................        5.75%         0.00%       0.00%
    Maximum Contingent Deferred Sales
      Charge (as a percentage of
      original purchase price or
      redemption proceeds, as
      applicable).....................  See Below(1)        4.00%       1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

    Management Fees...................        0.75%         0.75%       0.75%
    Rule 12b-1 Fees...................        0.35%(2)      1.00%(3)    1.00%(3)
    Other Expenses (after expense
      limitation)(4)(5)...............        0.40%         0.40%       0.40%
                                              ----          ----        ----
    Total Operating Expenses (after
      expense limitation)(5)..........        1.50%         2.15%       2.15%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases" below).


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(5) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.40% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" for Class A, Class B and Class C shares would be 2.15% per annum, respectively and "Total Operating Expenses" for

    Class A, Class B and Class C shares would be 3.25%, 3.90% and 3.90%, respectively. See "Information Concerning Shares of the Fund -- Expenses" below.


                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) unless otherwise noted redemption at the end of each of the time periods indicated:


               PERIOD                  CLASS A       CLASS B         CLASS C
               ------                  -------     -----------     ----------
                                                           (1)             (1)
 1 year..............................   $  72      $ 62   $ 22     $ 32   $ 22
 3 years.............................     102        97     67       67     67
 5 years.............................     135       135    115      115    115
10 years.............................     226       232    232      248    248


---------------

(1) Assumes no redemption.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION


The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP. During the period from the inception of Class A shares on January 2, 1996 to August 31, 1997, Class B and Class C shares of the Fund were not available for sale.


                              FINANCIAL HIGHLIGHTS


                                                        CLASS A            CLASS A
                                                    ---------------    ----------------
                                                      YEAR ENDED         PERIOD ENDED
                                                    AUGUST 31, 1997    AUGUST 31, 1996*
                                                    ---------------    ----------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period............      $ 11.07             $ 10.00
Income from investment operations# --
    Net investment incomesec......................      $  0.22             $  0.13
    Net realized and unrealized gain on
      investments and foreign currency
      transactions................................         3.91                0.94
                                                        -------             -------
Total from investment operations..................      $  4.13             $  1.07
                                                        -------             -------
Less distributions declared to shareholders --
    From net investment income....................      $ (0.16)            $    --
    From net realized gain on investments.........        (0.22)                 --
Total distributions declared to shareholders......      $ (0.38)            $    --
Net asset value -- end of period..................      $ 14.82             $ 11.07
                                                        -------             -------
Total return......................................        38.05%              10.70%++

Ratios (to average net assets)/Supplemental
  datasec.:
    Expenses......................................         1.50%               1.50%+
    Net investment income.........................         1.75%               1.83%+
Portfolio turnover................................          118%                 56%
Average commission rate...........................      $0.0393             $0.0331
Net assets at end of period (000 omitted).........      $   510             $   477


---------------


   *  For the period from the inception of Class A shares on January 2, 1996, through
      August 31, 1996.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
sec.  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the investment adviser, distributor, and shareholder servicing agent and/or if actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)................       $  0.02            $  (0.06)
      Ratios (to average net assets):
       Expenses##.................................          3.40%               4.67%+
       Net investment income (loss)...............         (0.15)%             (0.78)%+

3.  THE FUND


The Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of thirteen series, which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares are currently offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser and is responsible for the management of the Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.


4.  INVESTMENT OBJECTIVES AND POLICIES


The Fund's primary investment objective is reasonable income by investing mainly in income-producing securities, and the secondary investment objective of the Fund is capital appreciation.


Under normal market conditions, the Fund invests at least 65% of its total assets in income producing equity securities (see "Certain Securities and Investment Techniques -- Equity Securities" below). The Fund seeks to achieve a gross yield that exceeds that of the S&P 500. The Fund may also invest up to 35% of its total assets in fixed income securities, including up to 20% of its net assets in fixed income securities rated BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined to be of equivalent quality by the Advisor (commonly referred to as "junk bonds").

For a description of these ratings, see Appendix B to this Prospectus. See "Additional Risk Factors -- Lower Rated Bonds" below.

Consistent with its investment objectives and policies described above, the Fund may also invest up to 35% (and generally expects to invest between 5% and 25%) of its net assets in foreign equity and fixed income securities which are not traded on a U.S. exchange (not including American Depositary Receipts).


The Fund may engage in certain securities transactions and investment techniques as described under the caption "Certain Securities and Investment Techniques" below and "Certain Securities and Investment Techniques" in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."



5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



Additional information about certain of these securities transactions and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest include bonds, debentures, mortgage securities, notes, bills, commercial paper, U.S. Government Securities and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains sufficient oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to lend portfolio securities, it is intended that the value of the securities loaned would not exceed 30% of the value of the net assets of the Fund.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Fund has adopted certain procedures intended to minimize the risks of such transactions.


"WHEN ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments. Although the fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.


U.S. GOVERNMENT SECURITIES: The Fund, for temporary defensive purposes, as discussed below, may invest, in U.S. Government securities, including: (1) the following U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.


EMERGING GROWTH COMPANIES -- The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.


FOREIGN GROWTH SECURITIES: The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand, Hong Kong and most Western European countries, including Great Britain.


EMERGING MARKETS SECURITIES: Consistent with the Fund's investment objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries (which may include foreign governments and their subdivisions, agencies or instrumentalities). Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, and the source of its revenues and the location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country;
(c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial Bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities; the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Each of these Funds may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, may of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets

(e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and payment-in-kind ("PIK") bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand.

INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and could involve the loss of all or a portion of the principal amount or interest on the investment.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options and purchase put and call options on securities. The Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

"YIELD CURVE" OPTIONS: The Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed under "Additional Risk Factors" below and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. The Fund may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."

Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. and foreign exchanges.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures, which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EMERGING GROWTH COMPANIES: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks.


FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund is not subject to restrictions on the maturities of the fixed income securities they hold. A Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.


OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

FOREIGN SECURITIES: The Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above such as changes in exchange rates and more limited information about foreign issuers.

EMERGING MARKET SECURITIES: The Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

LOWER RATED BONDS: The Fund may invest in fixed income securities, and may invest in convertible securities, rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.


The Funds may also invest up to 20% of its net assets in securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds") to the extent described above. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Fund but will be reflected in the net asset value of shares of the Fund.


PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.

The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, the Fund seeks to take advantage of market developments. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For the fiscal year ended August 31, 1997, the Fund had a portfolio turnover rate of over 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than a fund with a lesser portfolio turnover rate. For a description of strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

                            ------------------------

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of the Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated January 2, 1996. The Fund's portfolio manager is Lisa
B. Nurme, a Vice President of the Adviser. Ms. Nurme has been the portfolio manager of the Fund since the Fund's inception and has been employed as a portfolio manager by the Adviser since 1987. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.75% of the Fund's average daily net assets. Prior to November 1, 1997, the Adviser waived its right to receive management fees from the Fund.


MFS also serves as investment adviser to each of the other MFS Funds and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union

Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 30, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $4.1 billion of assets invested in foreign securities, and approximately $44.2 billion of assets invested in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr., James O. Yost, Ellen Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES

Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, Class B and Class C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

------------------------------------------------------------------------------

                                          SALES CHARGE* AS
                                           PERCENTAGE OF:           DEALER
                                                                ALLOWANCE AS A
                                       OFFERING   NET AMOUNT     PERCENTAGE OF
           AMOUNT OF PURCHASE            PRICE     INVESTED     OFFERING PRICE
------------------------------------------------------------------------------
Less than $50,000....................    5.75%       6.10%           5.00%
$50,000 but less than $100,000.......    4.75        4.99            4.00
$100,000 but less than $250,000......    4.00        4.17            3.20
$250,000 but less than $500,000......    2.95        3.04            2.25
$500,000 but less than $1,000,000....    2.20        2.25            1.70
$1,000,000 or more...................   None**      None**        See Below**
------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

        (i) on investments of $1 million or more in Class A shares;

        (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

        (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;


        (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND


        (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

 COMMISSION PAID BY MFD TO DEALERS           CUMULATIVE PURCHASE AMOUNT
 ---------------------------------      ------------------------------------
               1.00%                    On the first $2,000,000, plus
               0.80%                    Over $2,000,000 to $3,000,000, plus
               0.50%                    Over $3,000,000 to $50,000,000, plus
               0.25%                    Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares are waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

        (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                           YEAR OF                CONTINGENT
                        REDEMPTION              DEFERRED SALES
                      AFTER PURCHASE                CHARGE
                --------------------------      ---------------
                First.....................              4%
                Second....................              4%
                Third.....................              3%
                Fourth....................              3%
                Fifth.....................              2%
                Sixth.....................              1%
                Seventh and following.....              0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that year. Other funds in the MFS Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs or exchanges, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each Class of shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See
"Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00%, per annum, respectively. Prior to November 1, 1997, MFS waived its right to receive distribution and service fees for Class A shares.


DISTRIBUTIONS


The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a quarterly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. In addition, the Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by the dealer prior to the close of that business day.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 0.40% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares, which it offers exclusively to certain institutional investors, entitled Class I shares. As of the date of this Prospectus, the Trust has thirteen series of shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. Certain of the MFS retirement plans own 98% of the Class A shares of the Fund and therefore control the Fund.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


As of November 29, 1997, the MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 owned, of record, 38.5% of the outstanding shares of the Fund, and, therefore, controls the Fund.


PERFORMANCE INFORMATION


From time to time, the Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1997, please see the Fund's annual report. A copy of the Fund's annual report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares;
       this option will be assigned if no other option is specified;

    -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT -- If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM -- Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

DOLLAR COST AVERAGING PROGRAMS

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                            ------------------------


The Fund's SAI, dated January 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) the Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading;
(iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I. WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

1. DIVIDEND REINVESTMENT

  - Shares acquired through dividend or capital gain reinvestment; and

  - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

2. CERTAIN ACQUISITIONS/LIQUIDATIONS

  - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

  - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

  - Trustees and retired trustees of any investment company for which MFD serves as distributor;

  - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

  - Employees or registered representatives of dealers;

  - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

  - Institutional Clients of MFS or MFS Institutional Advisors, Inc.

4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

  - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and
    Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

  INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

  - Death or disability of the IRA owner.

  SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

  - Death, disability or retirement of 401(a) or ESP Plan participant;

  - Loan from 401(a) or ESP Plan;

  - Financial hardship (as defined in Treasury Regulation Section
    1.401(k)-1(d)(2), as amended from time to time);

  - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

  - Tax-free return of excess 401(a) or ESP Plan contributions;

  - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

  - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
    (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

  SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

  - Death or disability of SRO Plan participant.

6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

  - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

  - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

7. LOAN REPAYMENTS

  - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II. WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

1. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS

  - Shares acquired by Investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund supermarket account or a similar program under which such clients pay a fee to such dealer.

2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

  - Shares acquired by insurance company separate accounts.

3. RETIREMENT PLANS

  ADMINISTRATIVE SERVICES ARRANGEMENTS

  - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

  REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

  - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

  SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

  IRAS

  - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

  - Tax-free returns of excess IRA contributions.

  401(A) PLANS

  - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

  - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

  ESP PLANS AND SRO PLANS

  - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



  - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

1. SYSTEMATIC WITHDRAWAL PLAN

  - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

2. DEATH OF OWNER

  - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

3. DISABILITY OF OWNER

  - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

  IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS

  - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

  - Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

  - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

  - Death or disability of a SAR-SEP Plan participant.

     Investment Adviser
     Massachusetts Financial
     Services Company
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Distributor
     MFS Fund Distributors, Inc.
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Custodian and Dividend
     Disbursing Agent
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     Shareholder Servicing Agent
     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116
     Toll-free: (800) 225-2606

     Mailing Address:
     P.O. Box 2281
     Boston, MA 02107-9906

     Independent Auditors

     Ernst & Young LLP

     200 Clarendon Street
     Boston, MA 02116

                                                             ----------------
     [MFS INVESTMENT MANAGEMENT                                  Bulk Rate
WE INVENTED THE MUTUAL FUND(TM) LOGO]                          U.S. Postage
                                                                   Paid
                                                                   MFS
                                                             ----------------

MFS(R) EQUITY INCOME FUND

500 Boylston Street, Boston,MA 02116-3741










This is your fund's current prospectus.
Please keep it with your financial records because it provides important facts about your investment.











                                                               MEI-1-1/98/60M

            [MFS
     INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)
             LOGO]

MFS(R) EQUITY INCOME FUND                                 STATEMENT OF
                                                          ADDITIONAL INFORMATION

(A member of the MFS Family of Funds(R))                  January 1, 1998
--------------------------------------------------------------------------------


                                                                    Page
                                                                    ----
  1.  Definitions.................................................    2
  2.  Investment Objective, Policies and Restrictions.............    2
      Certain Securities and Investment Techniques................    2
  3.  Management of the Fund......................................   18
      Trustees....................................................   18
      Officers....................................................   18
      Trustee Compensation Table..................................   19
      Investment Adviser..........................................   19
      Administrator...............................................   20
      Custodian...................................................   20
      Shareholder Servicing Agent.................................   20
      Distributor.................................................   20
  4.  Portfolio Transactions and Brokerage Commissions............   21
  5.  Shareholder Services........................................   22
      Investment and Withdrawal Programs..........................   22
      Exchange Privilege..........................................   25
      Tax-Deferred Retirement Plans...............................   25
  6.  Tax Status..................................................   26
  7.  Distribution Plan...........................................   27
  8.  Determination of Net Asset Value and Performance............   28
  9.  Description of Shares, Voting Rights and Liabilities........   31
 10.  Independent Auditors and Financial Statements...............   31
      Appendix A -- Performance Quotations........................  A-1


MFS(R) EQUITY INCOME FUND
A series of MFS Series Trust I
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --   MFS Equity Income Fund, a diversified series of the
                              Trust.

"Trust"                --   MFS Series Trust I, a Massachusetts business Trust,
                              organized on July 22, 1986. The Trust was known as
                              "MFS Lifetime Managed Sectors Fund" prior to
                              August 1, 1993, and as "Lifetime Managed Sectors
                              Trust" prior to August 3, 1992.

"MFS" or the "Adviser" --   Massachusetts Financial Services Company, a Delaware
                              corporation.

"MFD"                  --   MFS Fund Distributors, Inc., a Delaware corporation.

"Prospectus"           --   The Prospectus of the Fund, dated January 1, 1998,
                              as amended or supplemented from time to time.



2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS



INVESTMENT OBJECTIVE AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment techniques and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objective and Policies," "Certain Securities and Investment Techniques" and "Additional Risk Factors" sections of the Prospectus.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's net assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund, may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Funds record these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. Each Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Each Fund may also be compensated by receipt of a commitment fee. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. Each Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which a Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Fund.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of mortgage pass-through securities generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each such Fund may also buy mortgage-related securities without insurance or guarantees.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. Each Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their principal value or interest rates may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates and could involve the loss of all or a portion of the principal amount of the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the investment.


SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

RESET OPTIONS: In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of

U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

"YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. (See "Options on Securities.")

FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

FORWARD CONTRACTS: The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the Fund (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options, or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

The Fund may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS -- In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.

RISKS OF INVESTING IN LOWER RATED BONDS -- The Fund may invest in fixed income securities, and may invest in convertible securities, rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Funds may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by a Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not a Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securi-ties may also include zero coupon bonds, deferred interest bonds and PIK bonds.

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS -- The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or
(ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy):

The Fund may not:

  (1) borrow amounts in excess of 33 1/3 of its assets including amounts borrowed;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

  (4) issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

  (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

  (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1) and non-fundamental investment policy (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

  (2) invest more than 15% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 10% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

  (3) invest for the purpose of exercising control or management;

  (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act; currently, the Fund does not intend to invest more than 5% of its net assets in such securities;

  (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;

  (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), and Forward Contracts;

  (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;


  (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;



  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, Options on Foreign Currencies or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



 (10) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.


3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D., (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)

Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (prior to November 1997)

Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director

Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (prior to September 1996)


MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)

Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (prior to September 1994)


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and
  Associate General Counsel

---------------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

While the Fund pays the compensation of the non-interested Trustees and Mr. Bailey, the Trustees are currently waiving their rights to receive such fees. The Fund has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.


TRUSTEE COMPENSATION TABLE



                           TRUSTEE    RETIREMENT
                            FEES        BENEFIT      ESTIMATED        TOTAL
                            FROM        ACCRUED       CREDITED    TRUSTEE FEES
                             THE      AS PART OF      YEARS OF    FROM FUND AND
       TRUSTEE             FUND(1)  FUND EXPENSE(1)  SERVICE(2)    COMPLEX(3)
       -------             -------  ---------------  ----------   -------------
Walter E. Robb, III....       $0           $0             6          $149,258
Marshall N. Cohan......        0            0             6           149,258
Sir David Gibbons......        0            0             6           136,508
Richard B. Bailey......        0            0             6           247,168
Ward Smith.............        0            0            10           149,258
Abby M. O'Neill........        0            0             7           123,758
Dr. Lawrence Cohn......        0            0            16           136,508
J. Dale Sherratt.......        0            0            18           149,258


---------------


(1) For the fiscal year ending August 31, 1997.



(2) Based upon normal retirement age (75).



(3) Information provided is provided for calendar year 1996. All Trustees served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except
    Mr. Bailey, who served as Trustee of 81 funds within the MFS complex (having aggregate net assets at December, 1996 of approximately $38.5 billion).



As of November 29, 1997, the Trustees and officers as a group owned less than 1% of the Fund's shares, not including 72,812.49 Class I shares of the Fund (which represent approximately 38.5% of the outstanding shares of the Fund) owned of record by certain employee benefit plans of MFS of which Messrs. Brodkin, Scott and Shames are Trustees.



As of November 29, 1997, Maura A. Shaughnessy, c/o Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 owned approximately 15.47% of the outstanding Class A shares of the Fund; Shirley Shames c/o Performance Plus, 111 Speen Street, Ste 105, Framingham, MA 01701-2090 owned approximately 37.82% of the outstanding Class A shares of the Fund; The Nurme Family 1997 Trust, c/o Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 owned approximately 7.30% of the outstanding Class A shares of the Fund; Donaldson, Lufkin & Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-2052 owned approximately 7.66% of the outstanding Class B shares of the Fund; Rauscher, Pierce, Refsnes, FBO Guarantee & Trust Company, Trustees of the Ronald Hart IRA, 1123 Belaya Lane, Houston, Texas 77090-1219 owned approximately 6.89% of the outstanding Class B shares of the Fund; Michael
T. Webb and Judy McGrete Webb, 3380 Mortar Court, Placerville, CA 95667-8312 were the owners of approximately 14.51% of the outstanding Class B shares of the Fund; Merrill Lynch, Pierce, Fenner & Smith Inc., FBO its Customers, Attention:
Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 was the owner of approximately 11.27% and 20.71% of the outstanding Class B and Class C shares of the Fund, respectively; PaineWebber, FBO Marwan R. Shishakly and Nicola M. Shishakly, Trustees, 14 Avenue D' Alsace, 78110 Le Vesinet, France was the owner of approximately 10.19% of the outstanding Class C shares of the Fund; PaineWebber, FBO Diana Lorraine Devries, Box 61, Roxbury, CT 06783-0061 was the owner of approximately 24.82% of the outstanding Class C shares of the Fund; Ruby Barnaby, 3108 Glenbrook, Bryant, AR 72022-7013, was the owner of approximately 33.91% of the outstanding Class C shares of the Fund; Linda Parrilla, TOD Carmen Parrilla and Domenico M. Parrilla, 971 E. 48th Street, Brooklyn, NY 11203-6603 was the owner of approximately 7.13% of the outstanding Class C shares of the Fund; and the MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the owner of approximately 99.99% of the Class I shares of the Fund.



The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated January 2, 1996 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment deci-sions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."


For the period from the commencement of investment operations on January 2, 1996 to the fiscal year ended August 31, 1997, the Adviser waived its right to receive management fees from the Fund.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


ADMINISTRATOR


MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period ended August 31, 1997, MFS received $83 under the Agreement.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement dated September 10, 1986, as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the period from the inception date of Class A shares on January 2, 1996 to the Fund's fiscal year end of August 31, 1997, MFD did not receive any sales charges on sales of Class A shares of the Fund.



The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and
Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.


The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the period ended August 31, 1996, the Fund paid total brokerage commissions of $783 on total transactions of $713,627.



For the fiscal year ended August 31, 1997, the Fund paid total brokerage commissions of $2,508 on total transactions of $63,760.



During the fiscal year ended August 31, 1997, the Fund acquired securities issued by General Electric Capital, a regular broker-dealer of the Fund, which securities had a value of $15,000 as of August 31, 1997.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax Adviser for further information.

EXCHANGE PRIVILEGE

Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax Advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

- Individual Retirement Accounts (IRAs) (for individuals and their Non-employed spouses who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

- Simplified Employee Pension (SEP-IRA) Plans;
- Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

- 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

- Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan.

Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax Adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28%, depending upon the source of the gains. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of that Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.



The Fund's transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains or losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


The Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

7. DISTRIBUTION PLAN


The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.


DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.


During the period from the inception date of Class A shares on January 2, 1996, to the fiscal year ended August 31, 1997, distribution and service fees under the Distribution Plan for Class A shares were not imposed.



GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum with respect to Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for Class A and Class I shares are presented in Appendix A attached hereto under the heading "Performance Quotations." Class B and Class C shares were not available for sale during this period.



YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.



Yield quotations for Class A and Class I Shares are presented in Appendix A attached under the heading "Performance Quotations." Class B and Class C shares were not available for sale during this period.



CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 5.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.



Current distribution rate quotations for Class A and Class I shares are presented in Appendix A attached under the heading "Performance Quotations." Class B and Class C shares were not available for sale during this period.


GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money,

Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund (Class A, Class B, Class C and Class I shares). Of the twelve other series of the Trust, all offer Class A and Class B shares, eleven offer Class C shares and eleven offer Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the year ended August 31, 1997, the Statement of Changes in Net Assets for the period from January 2, 1996 (commencement of investment operations) to August 31, 1996 and the year ended August 31, 1997, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A



                            PERFORMANCE INFORMATION



The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.



                     PERFORMANCE RESULTS -- CLASS A SHARES



                           VALUE OF           VALUE OF         VALUE OF
                        INITIAL $10,000     CAPITAL GAIN      REINVESTED      TOTAL
         YEAR ENDED       INVESTMENT        DISTRIBUTIONS     DIVIDENDS       VALUE
        ------------    ---------------     -------------     ----------     -------
        December 31,
          1996              $11,638              $ 0             $362        $12,000



* For the period from the class inception date of January 2, 1996 to December 31, 1996.



Explanatory Notes: The results assume that income, dividends and capital gains distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sale charge. No adjustment has been made for income taxes, if any, payable by shareholders.



                             PERFORMANCE QUOTATIONS



All performance quotations are as of August 31, 1997.



                                                                                      ACTUAL
                                                                                      30-DAY        30-DAY
                                                         AVERAGE ANNUAL TOTAL         YIELD         YIELD
                                                               RETURNS*             (INCLUDING     (WITHOUT       CURRENT
                                                        -----------------------        ANY           ANY        DISTRIBUTION
                                                        1 YEAR     LIFE OF FUND      WAIVERS)      WAIVERS)         RATE
                                                        ------     ------------     ----------     --------     ------------
Class A Shares with sales charge......................   31.52%        25.32%(1)        1.06%        -1.95%         1.01%
Class A Shares without sales charge...................   38.05%        29.05%(1)         N/A           N/A           N/A
Class I Shares........................................   37.95%(2)     29.00%(2)        1.12%        -1.49%          N/A


---------------

(1) From the class inception date of January 2, 1996.


(2) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and Class A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.


* Total rate of return figures would have been lower if an expense limitation was not in place.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS

Ernst & Young LLP

200 Clarendon Street, Boston, MA 02116

MFS(R) EQUITY INCOME FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND LOGO]

                                                                MEI-13-11/97/500

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT

ANNUAL REPORT
AUGUST 31, 1997

o MFS(R) CORE GROWTH FUND
o MFS(R) EQUITY INCOME FUND
o MFS(R) SPECIAL OPPORTUNITIES FUND
o MFS(R) BLUE CHIP FUND
o MFS(R) CONVERTIBLE SECURITIES FUND
o MFS(R) NEW DISCOVERY FUND
o MFS(R) RESEARCH INTERNATIONAL FUND
o MFS(R) SCIENCE AND TECHNOLOGY FUND

              [Graphic Omitted]

MFS(R) CORE GROWTH FUND                                           MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) EQUITY INCOME FUND                                         MFS(R) NEW DISCOVERY FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                                 MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) BLUE CHIP FUND                                             MFS(R) SCIENCE AND TECHNOLOGY FUND
Trustees
A. Keith Brodkin* - Chairman and President                        SECRETARY
                                                                  Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                        ASSISTANT SECRETARY
Massachusetts Financial Services Company;                         James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                                           CUSTODIAN
                                                                  State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                                  AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,                Ernst & Young LLP
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School                                            INVESTOR INFORMATION
                                                                  For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive              1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Bank of
N.T. Butterfield & Son Ltd.                                       For information on MFS mutual funds, call your financial
                                                                  adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor; Director, Rockefeller         1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Financial Services, Inc. (investment advisers)                    Eastern time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer, Benchmark          INVESTOR SERVICE
Advisors, Inc. (corporate financial consultants); President,      MFSService Center, Inc.
Benchmark Consulting Group, Inc. (office services);               P.O. Box 2281
Trustee, Landmark Funds (mutual funds)                            Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice President, Director      For general information, call toll free: 1-800-225-2606
and Secretary, Massachusetts Financial Services Company           any business day from 8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,                      For service to speech- or hearing-impaired, call toll free:
Massachusetts Financial Services Company                          1-800-637-6576 any business day from 9 a.m. to 5 p.m.
                                                                  Eastern time. (To use this service, your phone must be
J. Dale Sherratt - President, Insight Resources, Inc.             equipped with a Telecommunications Device for the Deaf.)
(acquisition planning specialists)
                                                                  For share prices, account balances, and exchanges, call toll
Ward Smith - Former Chairman (until 1994), NACCO                  free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Industries; Director, Sundstrand Corporation                      touch-tone telephone.

INVESTMENT ADVISER                                                WORLD WIDE WEB
Massachusetts Financial Services Company                          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                                  [DALBAR LOGO] For the fourth year in a row, MFS
Distributor                                                       earned a #1 ranking in the DALBAR, Inc.
MFS Fund Distributors, Inc.                                       Broker/Dealer Survey, Main Office Operations
500 Boylston Street                                               Service Quality Category. The firm achieved a
Boston, MA 02116-3741                                             3.42 overall score on a scale of 1 to 4 in the
                                                                  1997 survey. A total of 111 firms responded,
PORTFOLIO MANAGERS*                                               offering input on the quality of service they
Irfan Ali                                                         received from 29 mutual fund companies
John F. Brennan, Jr.                                              nationwide. The survey contained questions
Mitchell D. Dynan                                                 about service quality in 11 categories,
Judith Noelle Lamb                                                including "knowledge of operations contact,"
Robert J. Manning                                                 "keeping you informed," and "ease of doing
Lisa B. Nurme                                                     business" with the firm.
Kevin R. Parke
Stephen Pesek
Brian E. Stack

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*AFFILIATED WITH THE INVESTMENT ADVISER

LETTER FROM THE CHAIRMAN

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    September 15, 1997

PORTFOLIO MANAGERS' OVERVIEWS

MFS Core Growth Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 45.22%, and Class I shares returned 45.31%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Four general themes best describe the Fund's current holdings, which are built from the bottom up based on individual stock selection. First, the Fund seeks companies with high unit sales growth that can support above-average revenue growth. Second, the Fund looks for companies that we believe could exhibit accelerated earnings growth driven by new product cycles and/or acquisitions that contribute to growth. Third, the Fund seeks companies that seem able to control their own destinies through internal changes such as cost cutting or consolidation. This encompasses companies with the potential to make higher-than-average levels of incremental internal investment. Finally, the Fund seeks companies that, in our opinion, have the potential to benefit from a fundamental mismatch in the balance between supply and demand.

Positions in several industry sectors have been added to the Fund or have been increased in recent months, including drug store chains, in which we expect to see growth as the population ages, and entertainment companies, in which consolidations are continuing. We have also increased the Fund's holdings in the oil service sector, which is benefiting from a mismatch in supply and demand, as well as in package delivery companies, which are capitalizing on the strong economy and wage pressures at United Parcel Service.

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

MFS Equity Income Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 38.05%, and Class I shares returned 37.95%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500.

The Fund's top holdings remain in the financial services, utilities, energy, and industrial goods and services sectors. Within financial services, the Fund remains heavily weighted in insurance stocks, in which restructuring and consolidation are leading to improved returns and better valuations. The Fund's utility holdings are concentrated in gas distribution companies, high-quality, low-cost electric utilities, and well-positioned local and long-distance telephone companies. Essentially, the Fund is seeking to invest in companies that we believe are well insulated from heightened competition and/ or companies that may benefit from continuing consolidation in these industries. The energy sector remains a key one for the Fund, especially those companies that are dedicated to increasing production, cutting costs, and improving returns in lagging businesses such as refining. Pollution control is a growing portion of the Fund's holdings in industrial goods and services. This industry has underperformed the market for several years but is now refocusing on its core business, embracing cost cutting, and allocating capital more carefully.

The Fund continues to seek holdings in companies that we believe provide attractive dividend yields and reasonable valuations, characteristics that we feel could provide protection against price declines in a volatile market.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

MFS Special Opportunities Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 31.84%, and Class I shares returned 32.23%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500 and to a 15.55% return for the average high-yield corporate bond fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to have the majority of its assets in common stocks because we have found few attractive investments in the distressed and high-yield markets. The Fund's investment strategy continues to incorporate both growth and value disciplines. We have found investment opportunities in companies that have recently emerged from bankruptcy, companies with financially leveraged capital structures but with strong cash flow and solid earnings prospects, and companies with attractive growth prospects but with valuations that don't fully reflect these prospects. Our overall stock market perspective continues to be cautious; however, we have been able to find an adequate number of special situations for investment. The weighting of high-yield and distressed bonds is likely to increase as more-appealing investment ideas become available.

/s/ John F. Brennan, Jr.                        /s/ Robert J. Manning

    John F. Brennan, Jr.                            Robert J. Manning
    Portfolio Manager                               Portfolio Manager


MFS Blue Chip Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 17.70%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.91% return for the S&P 500 for the same period.

The Fund's investment strategy continues to be predicated on the assumption that the global economy will grow slowly during 1998 and that U.S. interest rates will remain fairly stable. In the United States, this assumption is supported by the longevity of the current economic recovery and the high levels of consumer debt. Economic growth remains moderate in a good part of Europe. Double-digit unemployment rates in France (in addition to tax increases) and Germany should prevent these economies from accelerating. Japan is weak, and economic growth in other Asian countries could slow as interest rates rise.

The Fund is positioned relatively defensively, with the bulk of its investments in companies that we believe can sustain double-digit earnings growth in a slow-growth environment. Earnings ultimately drive stock prices, and investors will bid up the share prices of companies that can achieve above-average earnings growth.

The Fund's holdings are diverse and spread across many industries. However, consistent with this defensive posture, the Fund continues to be overweighted in the consumer staples and health care sectors. Conversely, the Fund is significantly underweighted in basic materials and automobiles and housing. The industrial goods sector is overweighted but aerospace and defense companies have been emphasized. We believe this sector should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than the market's, but all of this is in supermarkets and drug stores. The financial services sector is overweighted, with an emphasis on high-quality regional banks and insurance companies. The weightings in energy and utilities and communications approximate those of the market, with the primary energy holdings being large multinational oil companies. While the utility holdings offer modest price appreciation, they are viewed as the ballast in the portfolio and contribute to the Fund's yield. Emphasis has also been placed on companies that have significant recurring revenue streams and/or that participate in dynamic, high-growth markets. Examples would be First Data, DST Systems, and Service Corporation International. For the same reasons, the bulk of the Fund's technology investments are in the software industry.

/s/ Mitchell D. Dynan

    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 14.70%, while its Class I shares returned 14.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 15.98% return for the Merrill Lynch All Convertibles Index, an unmanaged index of convertible securities, and to a 14.48% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund is taking an extremely defensive posture due to the stock market's current high valuation and its increased volatility in order to preserve capital. Convertible securities comprise 80% of the portfolio, versus the required 65% minimum. Increased demand for the convertible asset class has led to a more expensive convertible market, as illustrated by the aggressive pricing of new issues. In response, the portfolio is skewed toward convertibles that are technically cheap; that is, those whose price movements correlate well with upward price movements in the underlying common stock and that have above-average yield.

The Fund's overall strategy is to invest in companies that we believe are benefiting from one or more of the following trends: industry consolidation, market dominance, and cost containment. Performance was favorably impacted by overweightings in industrial goods and services companies, including Browning Ferris, Corning, and U.S. Filter; leisure companies, which included American Radio Systems and Royal Caribbean Cruises; financial services companies such as Frontier Insurance and MGIC Investment Corp.; and technology companies, including Baan and Data General. Conversely, companies in the basic materials sector, such as RMI Titanium and Titanium Metals, detracted from year-to-date performance. A value-oriented approach will continue to be used to evaluate company fundamentals and the technical aspects of convertible securities.

/s/ Judith Noelle Lamb

    Judith Noelle Lamb
    Portfolio Manager

MFS New Discovery Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 30.70%, while its Class I shares returned 30.80%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.97% return for the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Fund invests principally in the shares of emerging companies that we believe have the potential to grow into large enterprises. We maintain significant weightings in the technology, health care, lodging, media, and business and information services industries. We regard these as fundamentally attractive sectors within which innovative and well-managed companies can be expected to experience sustainable unit and earnings growth well above that seen in the broader economy.

Among the factors contributing to the Fund's favorable performance were gains in the shares of Summit Design, a provider of electronic design and automation software, and Idexx Laboratories, a manufacturer of veterinary diagnostics equipment and consumables. In addition, advances were recorded by broadcasters American Radio Systems and Jacor Communications. The portfolio also benefited from appreciation in the shares of Affiliated Computer Services and in high- end hotel operators such as Wyndham, Renaissance, and Doubletree hotels.

Our research efforts continue to identify many attractively valued, emerging growth companies that we believe can deliver exceptional long-term returns. This, coupled with a market backdrop that suggests the potential for renewed interest in smaller-company shares, makes us optimistic about performance prospects for the year ahead.

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

MFS Research International Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 9.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.39% return for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an unmanaged index of international stocks.

The top five sectors in the Fund are financial services (at 14.8% of assets), technology (12.1%), utilities and communications (11.8%), leisure (11.0%), and industrial goods and services (9.3%). The three top holdings are Nippon Broadcasting, Secom, and Canon. Nippon Broadcasting is the world's largest radio network operating company and has held the top audience ratings in Japan for the past 22 years. We believe the company can continue to increase earnings by 10% to 15% per year over the next several years. Secom holds a dominant 60% market share of the electronic security market in Japan and holds over a 70% market share through subsidiaries in Korea, Taiwan, Thailand, Malaysia, and Singapore. We expect Canon's underlying operating growth to be at 12% in the coming year. The company's valuation is currently cheap for a quality growth company.

In the technology sector, Sony's new digital product launches and strong product pipeline continue to offer the company significant opportunity, while its new management's compensation is directly tied to the company's performance. Through major distributors in Europe and Japan, Sony Pictures will soon exploit the 3,400 movie titles it has in its motion picture bank. As a result, we expect operating profits to grow at an average of over 20% over the next couple of years.

Within the financial services sector, several banks and insurance companies in Hong Kong, Great Britain, France, and Japan continue to demonstrate good earnings growth that, coupled with substantial cost savings, should yield excellent results.

The Fund is based upon the international research analysts' best ideas within their industries. Stocks are selected after careful, in-depth, fundamental analysis of companes' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for the Fund represent companies that the analysts believe offer the best possibilities for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings are a result of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape. We will continue to use a bottom-up, fundamental approach to investing in companies for the Fund.

/s/ Kevin R. Parke
    Kevin R. Parke
    Director of Research

The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS Science and Technology Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 25.30%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 23.44% return for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 19.78% return for the average technology fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to seek companies that we believe are fast growing, have market share leadership, and have a defensible strategic position. Holdings remain focused in the computer software, networking, business services, and semiconductor areas. To date, the Fund has not made significant investments in the health care sector.

The Fund's performance has been favorably impacted by stock selection and by a generally strong technology market. The volatility of the technology sector has also provided attractive buying opportunities during times of price weakness. Top holdings include Oracle Systems, Microsoft, and Computer Associates International. All three of these stocks have seen outstanding price appreciation driven by a healthy industry environment and by each management's ability to deliver superior financial results. We believe the outlook for the technology sector remains highly attractive, while the outlook for the health care sector should start to improve.

/s/ Irfan Ali
         Irfan Ali
    Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

MFS CORE GROWTH FUND
Stephen Pesek joined MFS as a research analyst and was named Vice President Investments in 1994. He is a graduate of the University of Pennsylvania and Columbia University.

MFS EQUITY INCOME FUND
Lisa B. Nurme joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. Ms. Nurme is a graduate of the University of North Carolina.

MFS SPECIAL OPPORTUNITIES FUND
John F. Brennan, Jr., has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President Investments in 1988 and Senior Vice President in 1995.

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and the Boston College Graduate School of Management, he was named Vice President Investments in 1988 and Senior Vice President in 1993.

MFS BLUE CHIP FUND
Mitchell D. Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988.

MFS CONVERTIBLE SECURITIES FUND
Judith Noelle Lamb joined MFS in 1992 as Vice President and analyst specializing in convertible securities. She is a graduate of New York University and the New York University Graduate School of Business.

MFS NEW DISCOVERY FUND
Brian E. Stack joined the MFS Research Department as Vice President Investments in 1993. A graduate of Boston College and the Darden School of Business at the University of Virginia, he has worked as an equity analyst since 1987.

MFS RESEARCH INTERNATIONAL FUND
The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Kevin R. Parke. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, Mr. Parke joined the MFS Research Department in 1985 as an industry specialist and was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, Director of Equity Research in 1995, and Executive Vice President in 1997.

MFS SCIENCE AND TECHNOLOGY FUND
Irfan Ali joined MFS in 1993 as an industry specialist. A graduate of Harvard College and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President in 1996 and Vice President in 1997.

INVESTMENT OBJECTIVES

MFS CORE GROWTH FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies that have above-average growth potential. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS EQUITY INCOME FUND
The primary objective of the Fund is reasonable income and the secondary objective is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may also invest up to 35% of its total assets in fixed-income securities, including up to 20% of its net assets in fixed-income securities rated "BB" or lower by Standard & Poor's Rating Group or Fitch Investors Service, Inc., or "Ba" or lower by Moody's Investors Service, Inc.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS SPECIAL OPPORTUNITIES FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed-income securities that represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS BLUE CHIP FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable, and established companies that the Fund's investment adviser believes have above-average capital appreciation potential. The Fund may invest up to 35% of its total assets in other securities (including emerging growth companies) offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS CONVERTIBLE SECURITIES FUND
The objective of the Fund is to maximize total return through a combination of current income and capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible securities, and may invest up to 35% of its total assets in nonconvertible corporate and U.S. government fixed-income securities, equity securities, and money market instruments. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS NEW DISCOVERY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies of any size that the Fund's manager believes offer superior prospects for growth. The Fund emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies) and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS RESEARCH INTERNATIONAL FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS SCIENCE AND TECHNOLOGY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies that the Fund's manager expects to benefit from scientific and technological advances and improvements, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). The Fund may also invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

The information below and on the following page illustrates the historical performance of the Funds' Class A shares in comparison to various market indicators. Class A share performance results reflect no sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

MFS CORE GROWTH FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2,
1996, through August 31, 1997)

                 MFS Core           S&P 500             Consumer
               Growth Fund         Composite           Price Index
                - Class A           Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 12,330            $ 10,745            $ 10,253
2/97            $ 15,303            $ 13,166            $ 10,405
8/97            $ 17,905            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Core Growth Fund (Class A) at net asset value       +45.22%      +41.95%
------------------------------------------------------------------------------
MFS Core Growth Fund (Class I) at net asset value       +45.31%      +42.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS EQUITY INCOME FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)

                MFS Equity          S&P 500             Consumer
               Income Fund         Composite           Price Index
                - Class A            Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,070            $ 10,745            $ 10,253
2/97            $ 13,312            $ 13,166            $ 10,405
8/97            $ 15,282            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Equity Income Fund (Class A) at net asset value     +38.05%      +29.05%
------------------------------------------------------------------------------
MFS Equity Income Fund (Class I) at net asset value     +37.95%      +29.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS SPECIAL OPPORTUNITIES FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)


                MFS Special         S&P 500             Consumer
            Opportunities Fund     Composite           Price Index
                - Class A            Index                - U.S.
            ------------------     ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,360            $ 10,745            $ 10,253
2/97            $ 12,789            $ 13,166            $ 10,405
8/97            $ 14,976            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                            1 Year    Life of Fund+
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class A) at net asset value    +31.84%     +27.49%
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class I) at net asset value    +32.23%     +27.72%
------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                         +40.78%     +28.29%
------------------------------------------------------------------------------------
Average high-yield corporate bond fund*                        +15.55%     +13.22%
------------------------------------------------------------------------------------
Consumer Price Index*,**                                       + 2.19%     + 2.85%
------------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors. Class I share results include the performance and the operating expenses of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE PERCENTAGE OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR THE FUNDS
   WAS:

                FUND              DIVIDENDS-RECEIVED DEDUCTION

                ----------------------------------------------
                MFS CORE GROWTH FUND                     2.64%
                MFS EQUITY INCOME FUND                  21.37%
                MFS SPECIAL OPPORTUNITIES FUND           4.84%
                MFS BLUE CHIP FUND                      48.57%
                MFS CONVERTIBLE SECURITIES FUND         91.49%
                MFS NEW DISCOVERY FUND                   0.36%
                MFS RESEARCH INTERNATIONAL FUND          0.04%
                MFS SCIENCE AND TECHNOLOGY FUND          4.16%

   FOREIGN TAX CREDIT

   THE RESEARCH INTERNATIONAL FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 11.8% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 1.1% OF ITS ORDINARY INCOME.

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CORE GROWTH FUND
Stocks - 96.2%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace - 0.6%
    Thiokol Corp.                                           200     $   15,925
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Continental Airlines Holdings, Inc.*                    400     $   14,650
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Hayes Wheels International, Inc.*                       400     $   13,000
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Comerica, Inc.                                          200     $   14,163
    Northern Trust Corp.                                    400         21,250
                                                                    ----------
                                                                    $   35,413
-------------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*                500     $   13,125
    Sun Microsystems, Inc.*                                 300         14,400
    Texas Instruments, Inc.                                 275         31,247
                                                                    ----------
                                                                    $   58,772
-------------------------------------------------------------------------------
  Business Services - 3.1%
    At Home Corp.*                                          100     $    1,913
    Computer Sciences Corp.*                                350         26,031
    Corporate Family Solutions, Inc.*                       100          1,500
    CUC International, Inc.*                              1,200         28,200
    Ikon Office Solutions, Inc.                             800         20,800
    Innova Corp.*                                           100          2,200
    Lamalie Associates, Inc.*                               100          1,900
    Pierce Leahy Corp.*                                     100          2,725
                                                                    ----------
                                                                    $   85,269
-------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                          300     $   24,469
    Ferro Corp.                                             500         18,813
                                                                    ----------
                                                                    $   43,282
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                        150     $   19,828
-------------------------------------------------------------------------------
  Computer Software - Systems - 8.0%
    Aehr Test Systems*                                      100     $    1,750
    Aris Corp.*                                             100          2,450
    BMC Software, Inc.*                                     300         18,788
    Cadence Design Systems, Inc.*                           600         28,538
    Compaq Computer Corp.*                                  650         42,575
    Computer Associates International, Inc.                 500         33,438
    Compuware Corp.*                                        550         33,963
    Lear Corp.*                                             100          4,581
    Oracle Systems Corp.*                                   900         34,313
    Peritus Software Services, Inc.*                        100          2,500
    Synopsys, Inc.*                                         450         15,581
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  219,702
-------------------------------------------------------------------------------
  Consumer Goods and Services - 7.5%
    Colgate-Palmolive Co.                                   200     $   12,550
    Meyer Fred, Inc.*                                       400         20,800
    Philip Morris Cos., Inc.                                950         41,444
    RJR Nabisco Holdings Corp.                              550         19,147
    Tyco International Ltd.*                              1,440        112,950
                                                                    ----------
                                                                    $  206,891
-------------------------------------------------------------------------------
  Containers - 3.1%
    AptarGroup, Inc.                                        350     $   19,688
    Corning, Inc.                                           550         29,081
    Jefferson Smurfit Corp.*                                700         13,606
    Stone Container Corp.                                 1,300         22,425
                                                                    ----------
                                                                    $   84,800
-------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Westinghouse Electric Corp.                             500     $   12,875
-------------------------------------------------------------------------------
  Electronics - 7.7%
    Altera Corp.*                                           350     $   18,638
    Analog Devices, Inc.*                                   500         16,563
    Atmel Corp.*                                            700         24,762
    Intel Corp.                                             600         55,275
    International Rectifier Corp.*                          600         13,688
    KLA-Tencor Corp.*                                       200         14,175
    Kulicke & Soffa Industries, Inc.*                       600         27,563
    Teradyne, Inc.*                                         750         41,766
                                                                    ----------
                                                                    $  212,430
-------------------------------------------------------------------------------
  Entertainment - 5.5%
    American Radio Systems Corp., "A"*                      650     $   32,013
    Clear Channel Communications, Inc.*                     500         33,969
    Gemstar Group Ltd.*                                     800         16,400
    ITT Corp.*                                              250         15,703
    LIN Television Corp.*                                   500         23,719
    Univision Communications, Inc., "A"*                    600         30,750
                                                                    ----------
                                                                    $  152,554
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    American Express Co.                                    325     $   25,269
    Associates First Capital Corp., "A"                     200         11,613
    Federal National Mortgage Assn.                         500         22,000
    Morgan Stanley, Dean Witter, Discover and Co.           300         14,438
                                                                    ----------
                                                                    $   73,320
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Archer-Daniels-Midland Co.                              525     $   11,353
    Wrigley (Wm) Junior Co.                                 300         21,750
                                                                    ----------
                                                                    $   33,103
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Champion International Corp.                            400     $   23,675
-------------------------------------------------------------------------------
  Insurance - 5.5%
    Chubb Corp.                                             225     $   15,047
    CIGNA Corp.                                             150         27,506
    Conseco, Inc.                                           775         33,325
    Frontier Insurance Group, Inc.                          100          3,500
    Hartford Life, Inc., "A"                                100          3,731
    Lincoln National Corp.                                  350         23,428
    Nationwide Financial Services, Inc., "A"                100          2,775
    Progressive Corp.                                       150         14,850
    Reliastar Financial Corp.                               250         18,688
    Travelers Group, Inc.                                   150          9,525
                                                                    ----------
                                                                    $  152,375
-------------------------------------------------------------------------------
  Machinery - 0.1%
    JLK Direct Distribution, Inc., "A"*                     100     $    2,413
-------------------------------------------------------------------------------
  Medical and Health Products - 6.8%
    Arterial Vascular Engineering, Inc.*                    600     $   22,200
    Boston Scientific Corp.*                                400         28,200
    Bristol-Myers Squibb Co.                                400         30,400
    McKesson Corp.                                          275         25,764
    Mentor Corp.                                          1,000         30,750
    Ocular Sciences, Inc.*                                  100          1,913
    Schering Plough Corp.                                   960         46,080
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $  187,957
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.0%
    AmeriSource Health Corp. "A"*                           600     $   30,037
    HEALTHSOUTH Corp.*                                      800         19,950
    Mariner Health Group, Inc.*                             300          4,350
    Medtronic, Inc.                                          50          4,519
    Orthalliance, Inc.*                                     100          1,388
    St. Jude Medical, Inc.*                                 650         24,741
    United Healthcare Corp.                                 840         40,845
    Vencor, Inc.*                                           300         12,038
                                                                    ----------
                                                                    $  137,868
-------------------------------------------------------------------------------
  Office Equipment - 1.1%
    Office Depot, Inc.*                                   1,600     $   29,500
-------------------------------------------------------------------------------
  Oil Services - 4.0%
    Trico Marine Services, Inc.*                            400     $   12,400
    Baker Hughes, Inc.                                      200          8,475
    Cal Dive International, Inc.*                           100          3,400
    Camco International, Inc.                               250         17,219
    Cooper Cameron Corp.*                                   300         19,463
    Friede Goldman International, Inc.*                     100          4,025
    Noble Drilling Corp.*                                   800         22,750
    Weatherford Enterra, Inc.*                              500         23,031
                                                                    ----------
                                                                    $  110,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Republic Industries, Inc.*                              500     $   12,281
    Waste Management, Inc.                                  400         12,800
                                                                    ----------
                                                                    $   25,081
-------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    CMP Media, Inc.*                                        100     $    2,675
    Quipp, Inc.*                                          1,200         18,000
                                                                    ----------
                                                                    $   20,675
-------------------------------------------------------------------------------
  Railroads - 2.3%
    Burlington Northern Santa Fe Railway Co.                225     $   20,630
    Kansas City Southern Industries, Inc.                   200         14,975
    Wisconsin Central Transportation Corp.*                 900         27,900
                                                                    ----------
                                                                    $   63,505
-------------------------------------------------------------------------------
  Real Estate - 0.2%
    Equity Office Properties Trust*                         200     $    5,838
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Hilton Hotels Corp.                                     950     $   29,153
    Prime Hospitality Corp.*                                500          9,500
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $   40,478
-------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Keystone International, Inc.                            600     $   22,613
-------------------------------------------------------------------------------
  Stores - 7.6%
    CVS Corp.                                               800     $   45,100
    Dollar General Corp.                                    450         18,647
    Linens 'N Things, Inc.*                                 450         13,050
    Penney (J.C.), Inc.                                     400         24,000
    Rite Aid Corp.                                        1,900         95,119
    Viking Office Products, Inc.*                           700         14,788
                                                                    ----------
                                                                    $  210,704
-------------------------------------------------------------------------------
  Telecommunications - 4.8%
    3Com Corp.*                                             400     $   19,975
    Ascend Communications, Inc.*                            250         10,609
    Aspect Telecommunications Corp.*                      1,200         26,400
    Bay Networks, Inc.*                                     550         19,456
    Cable Design Technologies Corp.*                        500         16,719
    Cisco Systems, Inc.*                                    250         18,844
    Intermedia Communications, Inc.*                        350         12,513
    Qwest Communications International, Inc.*               200          8,150
                                                                    ----------
                                                                    $  132,666
-------------------------------------------------------------------------------
  Transportation - 1.3%
    Caliber Systems, Inc.                                   500     $   20,875
    CNF Transportation, Inc.                                400         14,450
                                                                    ----------
                                                                    $   35,325
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Sprint Corp.                                            400     $   18,787
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,506,512
-------------------------------------------------------------------------------
Foreign Stocks - 5.3%
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               500     $   24,844
    Coca-Cola Beverages Ltd. (Beverages)*                   700         11,074
                                                                    ----------
                                                                    $   35,918
-------------------------------------------------------------------------------
  Ireland - 0.7%
    Elan Corp. PLC, ADR (Health Products)*                  450     $   20,475
-------------------------------------------------------------------------------
  Netherlands - 0.6%
    Akzo Nobel (Chemicals)                                  100     $   15,466
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Kuoni Reisen Holdings AG (Transportation)                 6     $   24,620
-------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Danka Business Systems PLC, ADR (Business Services)     475     $   22,206
    British Petroleum PLC, ADR (Oil and Gas)                200         16,925
    Grand Metropolitan PLC (Food and Beverage Products)   1,300         11,934
                                                                    ----------
                                                                    $   51,065
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  147,544
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,371,295)                          $2,654,056
-------------------------------------------------------------------------------
Short-Term Obligation - 3.3%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost $   90      $  89,987
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,461,282)                     $2,744,043
Other Assets, Less Liabilities - 0.5%                                   12,077
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,756,120
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS EQUITY INCOME FUND
Stocks - 89.3%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 78.1%
  Aerospace - 3.9%
    Allied Signal, Inc.                                     210     $   17,338
    General Dynamics Corp.                                  210         16,721
    United Technologies Corp.                               300         23,419
                                                                    ----------
                                                                    $   57,478
-------------------------------------------------------------------------------
  Agricultural Products - 1.1%
    Case Corp.                                              240     $   16,095
-------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Unifi, Inc.                                             390     $   14,966
-------------------------------------------------------------------------------
  Automotive - 1.4%
    Ford Motor Co.                                          200     $    8,600
    TRW, Inc.                                               240         12,510
                                                                    ----------
                                                                    $   21,110
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.6%
    Bank of New York, Inc.                                  280     $   12,495
    CCB Financial Corp.                                     190         15,366
    Comerica, Inc.                                          200         14,163
    First Commerce Corp.                                    300         16,013
    First Hawaiian, Inc.                                    350         12,906
    National City Corp.                                     240         13,560
    Northern Trust Corp.                                    250         13,281
    PNC Bank Corp.                                          320         13,840
                                                                    ----------
                                                                    $  111,624
-------------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                   160     $   16,140
-------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Century Telephone Enterprises, Inc.                     520     $   18,883
-------------------------------------------------------------------------------
  Chemicals - 4.9%
    Air Products & Chemicals, Inc.                          260     $   21,206
    Dexter Corp.                                            200          7,600
    Du Pont (E.I.) de Nemours & Co., Inc.                   240         14,955
    Ferro Corp.                                             380         14,298
    Nalco Chemical Co.                                      370         14,800
                                                                    ----------
                                                                    $   72,859
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    Meyer Fred, Inc.*                                       240     $   12,480
    Philip Morris Cos., Inc.                                550         23,994
    RJR Nabisco Holdings Corp.                              240          8,355
    Rubbermaid, Inc.                                        200          5,000
    Tyco International Ltd.                                 200         15,687
                                                                    ----------
                                                                    $   65,516
-------------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    Cooper Industries, Inc.                                 320     $   17,060
    General Electric Co.                                    240         15,000
    Hubbell, Inc.                                           350         16,056
                                                                    ----------
                                                                    $   48,116
-------------------------------------------------------------------------------
  Energy - 2.3%
    Dresser Industries, Inc.                                360     $   15,030
    Unocal Corp.                                            500         19,531
                                                                    ----------
                                                                    $   34,561
-------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    American Express Co.                                    150     $   11,662
    Union Planters Corp.                                    260         13,325
                                                                    ----------
                                                                    $   24,987
-------------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    Archer-Daniels-Midland Co.                              646     $   13,970
    General Mills, Inc.                                      80          5,130
    Hormel Foods Corp.                                      480         14,280
    Quaker Oats Co.                                         300         14,100
                                                                    ----------
                                                                    $   47,480
-------------------------------------------------------------------------------
  Food Products - 1.1%
    Smucker (J.M.) Co.                                      650     $   15,966
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.9%
    Champion International Corp.                            260     $   15,389
    Weyerhaeuser Co.                                        240         13,860
                                                                    ----------
                                                                    $   29,249
-------------------------------------------------------------------------------
  Insurance - 7.2%
    Allstate Corp.                                          170     $   12,421
    Chubb Corp.                                             260         17,387
    CIGNA Corp.                                              80         14,670
    Conseco, Inc.                                           360         15,480
    Hartford Financial Services Group, Inc.                 150         11,963
    Lincoln National Corp.                                  300         20,081
    Torchmark Corp.                                         360         13,567
                                                                    ----------
                                                                    $  105,569
-------------------------------------------------------------------------------
  Medical and Health Products - 1.2%
    Bristol-Myers Squibb Co.                                240     $   18,240
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    United Healthcare Corp.                                 140     $    6,808
-------------------------------------------------------------------------------
  Oils - 5.2%
    Atlantic Richfield Co.                                  180     $   13,500
    Chevron Corp.                                           220         17,036
    Exxon Corp.                                             250         15,297
    Texaco, Inc.                                            150         17,288
    USX-Marathon Group                                      420         13,676
                                                                    ----------
                                                                    $   76,797
-------------------------------------------------------------------------------
  Pollution Control - 2.5%
    Browning Ferris Industries, Inc.                        490     $   17,119
    Waste Management, Inc.                                  600         19,200
                                                                    ----------
                                                                    $   36,319
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.6%
    Arden Realty, Inc.                                      240     $    6,930
    Boston Properties, Inc.                                 500         14,906
    Kilroy Realty Corp.                                     300          7,669
    Mid-America Apartment Communities, Inc.                 480         13,170
    Sovran Self Storage, Inc.                               380         11,543
    TriNet Corporate Realty Trust, Inc.                     360         12,802
                                                                    ----------
                                                                    $   67,020
-------------------------------------------------------------------------------
  Stores - 3.1%
    Longs Drug Stores Corp.                                 530     $   13,415
    Penney (J.C.), Inc.                                     340         20,400
    Rite Aid Corp.                                          270         13,517
                                                                    ----------
                                                                    $   47,332
-------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Kroger Co.*                                             480     $   14,460
-------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    Cinergy Corp.                                           440     $   14,547
    FPL Group, Inc.                                         170          7,905
    New Century Energies, Inc.                              320         12,920
    Pacificorp                                              420          8,715
    Pinnacle West Capital Corp.                             460         14,864
    Sierra Pacific Resources                                330         10,313
                                                                    ----------
                                                                    $   69,264
-------------------------------------------------------------------------------
  Utilities - Gas - 5.6%
    Brooklyn Union Gas Co.                                  490     $   14,792
    Columbia Gas System, Inc.                               200         13,200
    Energen Corp.                                           300         10,819
    National Fuel Gas Co.                                   300         13,331
    Oneok, Inc.                                             420         13,597
    UGI Corp.                                               630         16,459
                                                                    ----------
                                                                    $   82,198
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.2%
    GTE Corp.                                               290     $   12,923
    Sprint Corp.                                            400         18,800
                                                                    ----------
                                                                    $   31,723
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,150,760
-------------------------------------------------------------------------------
Foreign Stocks - 11.2%
  Argentina - 0.5%
    YPF Sociedad Anonima, ADR (Oils)                        240     $    7,815
-------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               390     $   19,378
-------------------------------------------------------------------------------
  France - 2.1%
    Alcatel Alsthom, ADR (Telecommunications)               560     $   13,790
    Elf Aquitaine, ADR (Oils)                               320         17,840
                                                                    ----------
                                                                    $   31,630
-------------------------------------------------------------------------------
  Germany - 0.8%
    Henkel Kgaa (Consumer Goods and Services)               250     $   12,584
-------------------------------------------------------------------------------
  Italy - 0.4%
    Eni S.p.A, ADR (Oils)                                   120     $    6,660
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel (Chemicals)                                  120     $   18,560
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                            10     $   14,122
-------------------------------------------------------------------------------
  United Kingdom - 3.8%
    British Petroleum PLC, ADR (Oil and Gas)                333     $   28,180
    Grand Metropolitan (Food and Beverage Products)       1,550         14,229
    SmithKline-Beecham PLC, ADR (Medical and Health
    Products)                                               300         12,994
                                                                    ----------
                                                                    $   55,403
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  166,152
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,186,622)                          $1,316,912
-------------------------------------------------------------------------------
Bonds - 0.8%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 0.8%
  Automotive - 0.8%
    Tower Automotive, Inc., 5s, 2004##
    (Identified Cost, $10,000)                            $  10     $   10,800
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 5.3%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
Aerospace - 0.6%
    Loral Space & Communications Corp., 6s##                150     $    8,025
-------------------------------------------------------------------------------
Entertainment - 0.3%
    Houston Industries, Inc., 7s                            100     $    5,075
-------------------------------------------------------------------------------
Food Products - 0.7%
    Ralston Purina Co., 7s, 2000                            160     $    9,530
-------------------------------------------------------------------------------
Insurance - 0.8%
    St. Paul Capital, 6s, 2025                              180     $   12,150
-------------------------------------------------------------------------------
Medical and Health Technology Services- 0.8%
    McKesson Financing Trust, 5s##                          180     $   12,375
-------------------------------------------------------------------------------
Oils - 0.8%
  Tosco Financing Trust, 5.75s##                            190     $   11,400
-------------------------------------------------------------------------------
Utilities - Gas - 0.4%
    Williams Cos., Inc., $3.50 Pref., 2049##                 50     $    5,500
-------------------------------------------------------------------------------
Utilities - Telephone - 0.9%
    Salomon, Inc., 6.25s                                    250     $   13,906
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $49,019)                                        $   77,961
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,245,641)                     $1,405,673
Other Assets, Less Liabilities - 4.6%                                   68,380
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,474,053
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SPECIAL OPPORTUNITIES FUND
Stocks - 86.2%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 76.5%
  Aerospace - 5.6%
    Allied Signal, Inc.                                     160     $   13,210
    B.E. Aerospace, Inc.*                                 3,500        124,250
    Moog, Inc.*                                           1,600         58,200
    Thiokol Corp.                                           300         23,887
                                                                    ----------
                                                                    $  219,547
-------------------------------------------------------------------------------
  Agricultural Products - 0.2%
    AGCO Corp.                                              200     $    6,500
                                                                    ----------
  Apparel and Textiles - 0.2%
    Reebok International Ltd.                               200     $    8,788
-------------------------------------------------------------------------------
  Automotive - 1.3%
    Exide Corp.                                           2,500     $   52,188
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Banc One Corp.                                          200     $   10,725
    Wells Fargo & Co.                                        76         19,323
                                                                    ----------
                                                                    $   30,048
-------------------------------------------------------------------------------
  Building - 4.4%
    Newport News Shipbuilding, Inc.                         300     $    5,813
    Nortek, Inc.*                                         3,000         75,375
    Walter Industries, Inc.*                              5,000         90,937
                                                                    ----------
                                                                    $  172,125
-------------------------------------------------------------------------------
  Business Machines - 1.4%
    Compaq Computer Corp.*                                  875     $   57,313
-------------------------------------------------------------------------------
  Business Services - 0.6%
    Temple-Inland, Inc.                                     340     $   21,930
-------------------------------------------------------------------------------
  Chemicals - 2.9%
    Ferro Corp.                                             740     $   27,842
    NL Industries, Inc.                                   6,500         86,125
                                                                    ----------
                                                                    $  113,967
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Adobe Systems, Inc.                                     475     $   18,703
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.0%
    Computer Associates International, Inc.                 510     $   34,106
    Sybase, Inc.*                                           400          7,450
    Synopsys, Inc.*                                       1,100         38,088
                                                                    ----------
                                                                    $   79,644
-------------------------------------------------------------------------------
  Conglomerates - 1.8%
    MAXXAM, Inc.*                                         1,300     $   71,500
-------------------------------------------------------------------------------
  Consumer Goods and Services - 13.0%
    Darling International, Inc.*                          2,300     $   64,400
    Meyer Fred, Inc.*                                       770         40,040
    Philip Morris Cos., Inc.                                870         37,954
    Thermadyne Industries Holdings Corp.*                 4,000        124,000
    Tyco International Ltd.*                              2,598        203,780
    Westpoint Stevens, Inc.*                              1,100         44,000
                                                                    ----------
                                                                    $  514,174
-------------------------------------------------------------------------------
  Containers - 4.3%
    Atlantis Plastics, Inc.*                              5,500     $   32,312
    Gaylord Container Corp.*                              10,000        94,375
    Jefferson Smurfit Corp.*                                920         17,883
    Stone Container Corp.                                 1,400         24,150
                                                                    ----------
                                                                    $  168,720
-------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Belden, Inc.                                            200     $    7,750
-------------------------------------------------------------------------------
  Electronics - 1.0%
    Atmel Corp.*                                            200     $    7,075
    Intel Corp.                                              65          5,988
    Sony Corp.                                               50          4,406
    Teradyne, Inc.*                                         370         20,605
                                                                    ----------
                                                                    $   38,074
-------------------------------------------------------------------------------
  Entertainment - 3.0%
    American Radio Systems Corp., "A"*                      802     $   39,498
    Casino America, Inc.*                                 1,100          3,025
    Harrah's Entertainment, Inc.*                         1,600         35,900
    LIN Television Corp.*                                   350         16,603
    Sodak Gaming, Inc.*                                   1,700         23,163
                                                                    ----------
                                                                    $  118,189
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Donaldson Lufkin & Jenrette, Inc.                       320     $   19,000
    Federal Home Loan Mortgage Corp.                        460         14,979
    Union Planters Corp.                                    200         10,250
                                                                    ----------
                                                                    $   44,229
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Smith's Food & Drug Centers, Inc., "B"*               1,120     $   61,320
-------------------------------------------------------------------------------
  Insurance - 3.5%
    Chubb Corp.                                             400     $   26,750
    CIGNA Corp.                                             120         22,005
    Conseco, Inc.                                           650         27,950
    Hartford Financial Services Group, Inc.                 250         19,938
    Lincoln National Corp.                                  300         20,081
    Reliastar Financial Corp.                               310         23,172
                                                                    ----------
                                                                    $  139,896
-------------------------------------------------------------------------------
  Machinery - 0.3%
    Greenfield Industries, Inc.                             400     $   10,550
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    Bristol-Myers Squibb Co.                                300     $   22,800
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Integrated Health Services, Inc.                        560     $   18,480
    St. Jude Medical, Inc.*                                 490         18,651
    Tenet Healthcare Corp.*                                 700         19,075
    United Healthcare Corp.                                 530         25,771
                                                                    ----------
                                                                    $   81,977
-------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    Commonwealth Industries, Inc.                         3,000     $   57,375
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Dawson Production Services, Inc.*                     2,100     $   39,375
-------------------------------------------------------------------------------
  Oils - 1.3%
    Enron Oil & Gas Co.                                   1,000     $   24,125
    Texaco, Inc.                                            220         25,355
                                                                    ----------
                                                                    $   49,480
-------------------------------------------------------------------------------
  Photographic Products - 1.4%
    Anacomp, Inc.*                                        3,725     $   56,806
-------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Waste Management, Inc.                                  900     $   28,800
-------------------------------------------------------------------------------
  Railroads - 0.9%
    Wisconsin Central Transportation Corp.*               1,140     $   35,340
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Hilton Hotels Corp.                                     640     $   19,640
    Promus Hotel Corp.*                                   2,800        108,675
                                                                    ----------
                                                                    $  128,315
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Keystone International, Inc.                          1,100     $   41,456
-------------------------------------------------------------------------------
  Stores - 6.0%
    Arbor Drugs, Inc.                                       300     $    7,163
    Carson Pirie Scott & Co.*                             1,800         63,900
    CVS Corp.                                               700         39,462
    Gantos, Inc.*                                         15,000        35,625
    Gymboree Corp.*                                         220          5,390
    Phar Mor, Inc.*                                       5,700         42,394
    Rite Aid Corp.                                          850         42,553
                                                                    ----------
                                                                    $  236,487
-------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Ingles Markets, Inc.                                  3,900     $   52,162
    Safeway, Inc.*                                          512         26,080
                                                                    ----------
                                                                    $   78,242
-------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Cellular Communications International*                2,600     $   93,600
    HSN, Inc.*                                            1,775         58,575
                                                                    ----------
                                                                    $  152,175
-------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    El Paso Electric Co.*                                 6,800     $   42,500
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Sprint Corp.                                            370     $   17,390
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $  3,023,673
-------------------------------------------------------------------------------
Foreign Stocks - 9.7%
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)               810     $   40,247
    Gulf Canada Resources Ltd. (Oil Services)*            7,000         56,438
                                                                    ----------
                                                                    $   96,685
-------------------------------------------------------------------------------
  Hong Kong - 0.8%
    Semi-Tech (Global) Ltd. (Electronics)*                21,000    $   31,436
-------------------------------------------------------------------------------
  Japan - 0.7%
    Canon, Inc., ADR (Special Products and Services)        145     $   20,173
    Sony Corp. (Electronics)                                100          8,707
                                                                    ----------
                                                                    $   28,880
-------------------------------------------------------------------------------
  Netherlands - 0.3%
    Akzo Nobel (Chemicals)                                   70     $   10,826
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Financial Institutions)           800     $   14,351
-------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd, ADR (Telecommunications)*               800     $    7,200
-------------------------------------------------------------------------------
  Sweden - 0.3%
    Sparbanken Sverige AB (Banks and Credit Cos.)           500     $   10,821
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Pharmaceuticals)                            25     $   35,305
-------------------------------------------------------------------------------
  United Kingdom - 3.7%
    British Petroleum PLC, ADR (Oil and Gas)                422     $   35,712
    Central Transport Rental Group PLC, ADR (Special
    Products and Services)*                               48,187        33,129
    Gallaher Group PLC, ADR
    (Consumer Goods and Services)*                        1,100         19,731
    News Corp. Ltd., ADR (Entertainment)                  2,900         43,863
    Storehouse PLC (Retail)*                              2,200          8,164
    Tomkins PLC (Diversified Operations)                  1,600          7,752
                                                                    ----------
                                                                    $  148,351
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  383,855
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,790,956)                          $3,407,528
-------------------------------------------------------------------------------
Preferred Stock - 1.0%
-------------------------------------------------------------------------------
  Renaissance Cosmetics, Inc. (Consumer Goods and
    Services)*                                               22     $   18,040
    Supermarkets General Holdings Corp. (Supermarkets)*   1,100         22,275
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $47,819)                    $   40,315
-------------------------------------------------------------------------------
Warrants - 0.6%
-------------------------------------------------------------------------------
    Gothic Energy Corp.*                                  30,000    $   21,563
    Peoples Choice TV Corp.*                                 45              0
    Renaissance Cosmetics, Inc.*                             20          2,000
    Semi Tech Global*                                     2,100            509
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $21,666)                           $   24,072
-------------------------------------------------------------------------------
Bonds - 1.7%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
Automotive - 0.5%
    Harvard Industries, Inc., 11.125s, 2005               $  45     $   18,900
-------------------------------------------------------------------------------
Entertainment - 0.1%
    Marvel Holdings, Inc., 0s, 1998                       $  30     $    4,200
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.7%
    Santa Fe Hotel, Inc., 11s, 2000                       $  35     $   28,525
-------------------------------------------------------------------------------
Telecommunications - 0.4%
    Peoples Choice TV Corp., 13.125s, 2004                $  45     $   15,188
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $65,666)                              $   66,813
-------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost   $150     $  149,978
-------------------------------------------------------------------------------
Put Options Purchased - 0.7%
-------------------------------------------------------------------------------
                                           NUMBER OF CONTRACTS
-------------------------------------------------------------------------------
  Standard & Poor Index 500 Put (Identified Cost, $38,812)    4     $   28,650
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,114,897)                     $3,717,356
-------------------------------------------------------------------------------
Securities Sold Short - (3.2)%
--------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    Advanced Micro Devices, Inc.*                          (500)    $  (18,719)
    Arcadia Financial Ltd.*                               (1,800)      (17,775)
    Jayhawk Acceptance Corp.*                             (2,800)       (3,325)
    LCI International, Inc.                               (1,700)      (40,800)
    Station Casinos, Inc.*                                (2,300)      (17,393)
    Western Digital Corp.*                                 (600)       (28,875)
-------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $122,480)           $ (126,887)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 9.2%                                  364,342
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $3,954,811
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS BLUE CHIP FUND
Stocks - 99.0%
--------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 97.5%

    Aerospace - 4.1%
    General Dynamics Corp.                                  100     $    7,963
    Lockheed-Martin Corp.                                   150         15,553
    United Technologies Corp.                                80          6,245
                                                                    ----------
                                                                    $   29,761
-------------------------------------------------------------------------------
  Automotive - 1.0%
    Goodrich (B.F.) Co.                                     170     $    7,161
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.5%
    Chase Manhattan Corp.                                   110     $   12,231
    Comerica, Inc.                                          145         10,268
    Corestates Financial Corp.                              140          8,610
    National City Corp.                                     120          6,780
    Norwest Corp.                                           120          6,892
    U.S. Bancorp                                            110          9,632
                                                                    ----------
                                                                    $   54,413
-------------------------------------------------------------------------------
  Business Machines - 1.9%
    International Business Machines Corp.                   140     $   14,122
-------------------------------------------------------------------------------
  Business Services - 3.3%
    DST Systems, Inc.*                                      380     $   13,751
    First Data Corp.                                        250         10,266
                                                                    ----------
                                                                    $   24,017
-------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                          220     $    7,439
-------------------------------------------------------------------------------
  Chemicals - 3.3%
    Air Products & Chemicals, Inc.                          100     $    8,156
    Du Pont (E.I.) de Nemours & Co., Inc.                   140          8,724
    Praxair, Inc.                                           130          6,947
                                                                    ----------
                                                                    $   23,827
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                         90     $   11,897
-------------------------------------------------------------------------------
  Computer Software - Systems - 3.7%
    BMC Software, Inc.*                                     150     $    9,393
    Computer Associates International, Inc.                 130          8,694
    Oracle Systems Corp.*                                   240          9,150
                                                                    ----------
                                                                    $   27,237
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.0%
    Avon Products, Inc.                                     100     $    6,406
    Colgate-Palmolive Co.                                    80          5,020
    Gillette Co.                                            100          8,281
    Philip Morris Cos., Inc.                                330         14,396
    Procter & Gamble Co.                                     70          9,315
    Service Corp. International                             300          9,600
    Sherwin Williams Co.                                    200          5,488
    Tyco International Ltd.*                                275         21,570
                                                                    ----------
                                                                    $   80,076
-------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                    260     $   16,250
    Honeywell, Inc.                                         100          6,912
                                                                    ----------
                                                                    $   23,162
-------------------------------------------------------------------------------
  Electronics - 1.3%
    Intel Corp.                                             100     $    9,213
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Federal Home Loan Mortgage Corp.                        235     $    7,652
-------------------------------------------------------------------------------
  Food and Beverage Products - 8.3%
    Coca-Cola Co.                                           140     $    8,024
    CPC International, Inc.                                  80          7,130
    Hershey Foods Corp.                                     130          6,939
    Interstate Bakeries Corp.                               125          7,328
    McCormick & Co., Inc.                                   330          7,796
    Nabisco Holdings Corp.                                  170          7,055
    PepsiCo, Inc.                                           190          6,840
    Ralston-Ralston Purina Co.                              100          9,000
                                                                    ----------
                                                                    $   60,112
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Kimberly-Clark Corp.                                    120     $    5,693
-------------------------------------------------------------------------------
  Insurance - 8.0%
    Allstate Corp.                                          140     $   10,229
    CIGNA Corp.                                              60         11,002
    Hartford Financial Services Group, Inc.                 120          9,570
    MBIA, Inc.                                              100         11,325
    Progressive Corp.                                        80          7,920
    Torchmark Corp.                                         220          8,291
                                                                    ----------
                                                                    $   58,337
-------------------------------------------------------------------------------
  Medical and Health Products - 9.0%
    American Home Products Corp.                            120     $    8,640
    Bristol-Myers Squibb Co.                                140         10,640
    Johnson & Johnson                                       200         11,338
    Lilly (Eli) & Co.                                        80          8,370
    Merck & Co., Inc.                                       100          9,181
    Pfizer, Inc.                                            310         17,166
                                                                    ----------
                                                                    $   65,335
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                   100     $    6,625
    HEALTHSOUTH Corp.*                                      300          7,481
    United Healthcare Corp.                                 160          7,780
                                                                    ----------
                                                                    $   21,886
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Schlumberger Ltd.                                       100     $    7,619
-------------------------------------------------------------------------------
  Oils - 6.1%
    Chevron Corp.                                           100     $    7,744
    Exxon Corp.                                             320         19,580
    Mobil Corp.                                             140         10,185
    Texaco, Inc.                                             60          6,915
                                                                    ----------
                                                                    $   44,424
-------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe                            100     $    9,169
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    HFS, Inc.*                                              200     $   11,138
-------------------------------------------------------------------------------
  Stores - 2.4%
    CVS Corp.                                               100     $    5,637
    Rite Aid Corp.                                          240         12,015
                                                                    ----------
                                                                    $   17,652
-------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                             480     $   14,460
    Safeway, Inc.*                                          200         10,187
                                                                    ----------
                                                                    $   24,647
-------------------------------------------------------------------------------
  Utilities - Electric - 3.3%
    Cinergy Corp.                                           210     $    6,943
    CMS Energy Corp.                                        160          5,750
    Pinnacle West Capital Corp.                             170          5,493
    Public Service Co. of New Mexico                        300          5,475
                                                                    ----------
                                                                    $   23,661
-------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    Columbia Gas System, Inc.                               110     $    7,260
    Pacific Enterprises                                     180          5,929
    Union Pacific Resources Group, Inc.                     220          5,500
                                                                    ----------
                                                                    $   18,689
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    BellSouth Corp.                                         155     $    6,820
    SBC Communications, Inc.                                125          6,797
    Sprint Corp.                                            150          7,050
                                                                    ----------
                                                                    $   20,667
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $  709,006
-------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oil and Gas)
    (Identified Cost, $9,035)                               131     $   11,086
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $624,151)                       $  720,092
Other Assets, Less Liabilities - 1.0%                                    7,397
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  727,489
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 50.8%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-------------------------------------------------------------------------------
Aerospace - 0.8%
    Loral Space & Communications Corp., 6s##                100     $    5,350
-------------------------------------------------------------------------------
Airlines - 0.6%
    Continental Airlines Finance Trust, 8.5s                 50     $    4,100
-------------------------------------------------------------------------------
Chemicals - 0.4%
    Atlantic Richfield Co., 9.01s                           120     $    2,850
-------------------------------------------------------------------------------
Computer Software - Systems - 0.4%
    Wang Labs, Inc., 6.5s*##                                 50     $    2,494
-------------------------------------------------------------------------------
Consumer Goods and Services - 2.6%
    Corning Delaware L.P., 6s                               200     $   16,600
-------------------------------------------------------------------------------
Entertainment - 6.3%
    American Radio Systems Corp., 7s*##                     225     $   14,681
    Golden Books Financing Trust, 8.75s*##                  200         10,500
    Houston Industries, Inc./Time Warner, 7s*               100          5,075
    Royal Caribbean Cruises Ltd., 7.25s                     150         10,238
                                                                    ----------
                                                                    $   40,494
-------------------------------------------------------------------------------
Financial Institutions - 8.6%
    Finova Finance Trust, 5.5s, 2016                        250     $   15,500
    Jefferson Pilot Corp., 7.25s, 2000                      100         10,513
    Merrill Lynch/MGIC Investment Corp., 6.5s               150         12,975
    Merrill Lynch/IMC Global, 6.25s                         150          5,606
    Salomon/Financial Security Insurance, 7.625s            300         10,575
                                                                    ----------
                                                                    $   55,169
-------------------------------------------------------------------------------
Food - 0.9%
    Ralston Purina Interstate Bakeries, 7s*                 100     $    5,956
-------------------------------------------------------------------------------
Food and Beverage Products - 2.5%
    Dole Food, 7s                                           425     $   16,150
-------------------------------------------------------------------------------
Forest and Paper Products - 1.4%
    International Paper Capital Trust, 5.25s                150     $    8,775
-------------------------------------------------------------------------------
Insurance - 5.9%
    American Heritage Life Investment, 8.5s*                100     $    5,950
    Conseco, Inc., 7s                                       100         14,556
    Frontier Financing Trust, 6.25s*##                      100          8,025
    SunAmerica, Inc., $3.188                                150          6,647
    SunAmerica, Inc., $3.10                                  25          2,875
                                                                    ----------
                                                                    $   38,053
-------------------------------------------------------------------------------
Machinery & Tools - 1.8%
    Greenfield Capital Trust, 6s, 2016*                     250     $   11,812
-------------------------------------------------------------------------------
Medical Equipment - 1.1%
    McKesson Financing Trust, 5s##                          100     $    6,875
-------------------------------------------------------------------------------
Metals and Minerals - 1.7%
    Timet Capital Trust, 6.625s*##                          100     $    5,913
    USX Marathon/RMI Titanium, 6.75s*                       200          5,050
                                                                    ----------
                                                                    $   10,963
-------------------------------------------------------------------------------
Oil & Gas - 1.9%
    Tosco Financing Trust, 5.75s##                          200     $   12,000
-------------------------------------------------------------------------------

Pollution Control - 2.6%
    Browning Ferris Industries, Inc., 7.25s                 500     $   16,531
-------------------------------------------------------------------------------
Restaurants and Lodging - 3.3%
    Hilton Hotels Corp., 8s                                 100     $    2,800
    Host Marriott Financial Trust, 6.75s*##                 300         18,450
                                                                    ----------
                                                                    $   21,250
-------------------------------------------------------------------------------
Steel - 0.5%
    AK Steel Holding Corp., 7s                               75     $    2,962
-------------------------------------------------------------------------------
Stores - 1.6%
    AnnTaylor Finance Trust, 8.5s*#                          75     $    4,406
    K-Mart Financing I, 7.75s                               100          5,894
                                                                    ----------
                                                                    $   10,300
-------------------------------------------------------------------------------
Telecommunications - 1.0%
    Intermedia Communication, Inc., 7s*##                   100     $    2,700
    IXC Communications Inc., 7.25s*##                        20          2,570
    Qualcomm Financial Trust, 5.75s*##                       25          1,116
                                                                    ----------
                                                                    $    6,386
-------------------------------------------------------------------------------
Transportation - 0.6%
    Hvide Capital Trust, 6.5s *##                            60     $    3,803
-------------------------------------------------------------------------------
Utilities - Electric - 1.8%
    Calenergy Capital Trust III, 6.5s*##                    250     $   11,750
-------------------------------------------------------------------------------
Utilities - Gas - 0.9%
    Enron Corp., 6.25s                                      250     $    5,734
-------------------------------------------------------------------------------
Utilities - Telephone - 1.6%
    Salomon/Cincinnati Bell, 6.25s                          175     $    9,734
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $292,959)                                       $  326,091
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 Omitted)
-------------------------------------------------------------------------------
Convertible Bonds - 27.5%
--------------------------------------------------------------------------------
Aerospace - 1.4%
    Hexcel Corp., 7s, 2003                                $   5     $    9,287
-------------------------------------------------------------------------------
Building - 0.3%
    Continental Homes Holding Corp., 6.875s, 2002         $   2     $    2,248
-------------------------------------------------------------------------------
Business Services - 1.6%
    Protection One Alarm Monitoring, 6.75s, 2003          $   9     $   10,114
-------------------------------------------------------------------------------
Computer Software - Systems - 3.9%
    Adaptec, Inc., 4.75s, 2004##                          $   8     $    9,240
    Data General Corp., 6s, 2004##                            6          9,413
    Read Rite Corp., 6.5s, 2004                               3          3,135
    Wind River Systems Inc., 5s, 2002##                       3          3,386
                                                                    ----------
                                                                    $   25,174
-------------------------------------------------------------------------------
Electronics - 3.9%
    Cymer, Inc., 3.5s (7.25s, 8/1/00), 2004##             $   6     $    7,162
    Photronics, Inc., 6s, 2004                                2          2,545
    Solectron Corp., 6s, 2006##                               3          4,196
    Xilinx, Inc., 5.25s, 2002##                              10         11,225
                                                                    ----------
                                                                    $   25,128
-------------------------------------------------------------------------------

Medical and Health Products - 0.3%
    North American Vaccine, Inc., 6.5s, 2003##            $   2     $    1,843
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.4%
    FPA Medical Management, Inc., 6.5s, 2001##            $   5     $    6,675
    Healthsource, Inc., 5s, 2003                              2          2,010
                                                                    ----------
                                                                    $    8,685
-------------------------------------------------------------------------------
Oil Services - 3.9%
    Diamond Offshore Drilling, Inc., 3.75s, 2007          $   5     $    6,525
    Nabors Industries, Inc., 5s, 2006                         3          6,015
    Parker Drilling Co., 5.5s, 2004                           6          6,540
    Pogo Producing Co., 5.5s, 2006                            5          5,906
                                                                    ----------
                                                                    $   24,986
-------------------------------------------------------------------------------
Pharmaceuticals - 0.5%
    Dura Pharmaceuticals Inc., 3.5s, 2002                 $   3     $    2,921
-------------------------------------------------------------------------------
Pollution Control - 3.7%
    Sanifill, Inc., 5s, 2006                              $   5     $    7,856
    U.S. Filter Corp., 6s, 2005                               5         10,075
    USA Waste Services, Inc., 4s, 2002                        5          5,700
                                                                    ----------
                                                                    $   23,631
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.9%
    Hilton Hotels Corp., 5s, 2006                         $   5     $    5,675
-------------------------------------------------------------------------------
Special Products and Services - 3.6%
    Corporate Express, Inc., 4.5s, 2000                   $  10     $    9,150
    Personnel Group Of America Inc., 5.75s, 2004##            6          7,088
    Sunrise Assisted Living Inc., 5.5s, 2002##                3          3,210
    United States Office Products Company, 5.5s, 2001         3          3,697
                                                                    ----------
                                                                    $   23,145
-------------------------------------------------------------------------------
Stores - 2.1%
    Home Depot, Inc., 3.25s, 2001                         $   5     $    5,800
    Office Depot, Inc., 0s, 2008                              5          2,988
    Saks Holdings, Inc., 5.5s, 2006                           5          4,337
                                                                    ----------
                                                                    $   13,125
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $152,930)                 $  175,962
-------------------------------------------------------------------------------
Stocks - 14.4%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 12.8%
  Aerospace - 0.6%
    United Technologies Corp.                                50     $    3,903
-------------------------------------------------------------------------------
  Building - 0.7%
    Newport News Shipbuilding, Inc.                         220     $    4,263
-------------------------------------------------------------------------------
  Chemicals - 0.2%
    Du Pont (E.I.) de Nemours & Co., Inc.                    25     $    1,558
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Colgate-Palmolive Co.                                    60     $    3,765
    Gillette Co.                                             60          4,969
    Procter & Gamble Co.                                     25          3,326
    Tyco International Ltd.*                                 48          3,765
                                                                    ----------
                                                                    $   15,825
-------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    General Electric Co.                                     40     $    2,500
-------------------------------------------------------------------------------
  Electronics - 1.1%
    Intel Corp.                                              20     $    1,843
    Solectron Corporation*                                   50          2,094
    Sony Corp.                                               35          3,084
                                                                    ----------
                                                                    $    7,021
-------------------------------------------------------------------------------
  Insurance - 0.6%
    Hartford Life, Inc., "A"*                               100     $    3,731
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Bristol-Myers Squibb Co.                                 75     $    5,700
    Johnson & Johnson                                        50          2,835
    McKesson Corp.                                           25          2,342
                                                                    ----------
                                                                    $   10,877
-------------------------------------------------------------------------------
  Oils - 0.7%
    Devon Energy Corp.                                      100     $    4,269
-------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Browning Ferris Industries, Inc.                        100     $    3,494
    U.S. Filter Corp.*                                       50          1,800
                                                                    ----------
                                                                    $    5,294
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp.                                      50     $    1,534
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Stanley Works                                           100     $    4,256
-------------------------------------------------------------------------------
  Stores - 0.6%
    Rite Aid Corp.                                           75     $    3,755
-------------------------------------------------------------------------------
  Telecommunications - 2.0%
    IXC Communications Inc.*                                 50     $    1,350
    Lucent Technologies, Inc.                               100          7,787
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $   13,212
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   81,998
-------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Sweden - 0.2%
    Skandia Foersaekrings AB (Insurance)                     40     $    1,544
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                             3     $    4,237
-------------------------------------------------------------------------------
  United Kingdom - 0.7%
    British Petroleum PLC, ADR (Oil and Gas)                 50     $    4,231
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   10,012
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $77,794)                             $   92,010
-------------------------------------------------------------------------------
Foreign Preferred Stocks - 1.6%
-------------------------------------------------------------------------------
  Australia - 1.6%
    National Australia Bank Ltd., 7.875s Capital Unit
    Exchangeable                                            350     $    9,997
-------------------------------------------------------------------------------
Total Foreign Preferred Stocks (Identified Cost, $8,750)            $    9,997
-------------------------------------------------------------------------------
Short-Term Obligations - 3.1%
-------------------------------------------------------------------------------

                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/02/97, at Amortized Cost$  20     $   19,997
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $552,430)                       $  624,057
Other Assets, Less Liabilities - 2.6%                                   16,470
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  640,527
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS NEW DISCOVERY FUND
Stocks - 94.6%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.8%

  Aerospace - 1.0%
    Fairchild Corp.*                                      1,000     $   21,063
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Atlas Air, Inc.*                                        400     $   11,100
-------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*              1,750     $   45,937
-------------------------------------------------------------------------------
  Business Services - 17.8%
    AccuStaff, Inc.*                                      1,500     $   39,844
    BDM International, Inc.*                                500         12,625
    BISYS Group, Inc.*                                      500         16,875
    Claremont Technology Group, Inc.*                       400          7,100
    Comdisco, Inc.                                          450         12,234
    Corporate Family Solutions, Inc.*                       100          1,500
    Dendrite International, Inc.*                           600         11,325
    Diamond Offshore Drilling, Inc.                         300         16,388
    Diamond Technology Partner, Inc.*                       600          9,225
    DST Systems, Inc.*                                      100          3,619
    Fine Host Corp.*                                        200          6,950
    First USA Paymentech, Inc.*                             700         21,262
    Interim Services, Inc.*                                 700         34,562
    Learning Tree International, Inc.*                      750         20,625
    May and Speh, Inc.*                                   1,300         16,575
    Mecon, Inc.*                                          3,000         15,000
    NOVA Corp.*                                           1,000         25,375
    Personnel Group of America, Inc.*                       300         10,050
    PMT Services, Inc.*                                   1,100         18,563
    Robert Half International, Inc.*                        200         11,675
    Staff Leasing, Inc.*                                    100          1,975
    Technology Solutions Co.*                               525         12,206
    TeleSpectrum Worldwide, Inc.*                         2,100          9,581
    Teletech Holdings, Inc.*                                900         14,737
    Transaction System Architects, Inc.*                    300         10,388
                                                                    ----------
                                                                    $  360,259
-------------------------------------------------------------------------------
  Computer Software - Systems - 16.1%
    Aehr Test Systems*                                      100     $    1,750
    American Business Information, Inc.*                    500         13,687
    Aspen Technology, Inc.*                                 300         10,238
    Black Box Corp.*                                        220          8,003
    Cadence Design Systems, Inc.*                           685         32,580
    Compuware Corp.*                                        450         27,787
    Daou Systems, Inc.*                                     400          9,500
    Data Systems Network Corp.*                           2,500         39,062
    Fair, Isaac & Co., Inc.                                 200          8,438
    IKOS Systems, Inc.*                                   1,300         19,256
    Intelligroup, Inc.*                                     100          1,488
    Metromail Corp.*                                        700         15,225
    Peerless Systems Corp.*                                 900         13,163
    RWD Technologies, Inc.*                                 100          1,925
    Simulation Sciences, Inc.*                            2,100         29,662
    Smart Modular Technologies, Inc.*                       500         29,500
    Summit Design, Inc.*                                  2,700         32,400
    Synopsys, Inc.*                                         200          6,925
    USCS International, Inc.*                               650         11,619
    Vantive Corp.*                                          200          6,100
    Xionics Document Technologies, Inc.*                    650          8,775
                                                                    ----------
                                                                    $  327,083
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.9%
    Alternative Resources Corp.*                          1,000     $   22,375
    Ballantyne of Omaha, Inc.*                              800         15,600
    Blyth Industries, Inc.*                                 100          3,694
    Cole National Corp.*                                    100          4,456
    Meta Group, Inc.*                                       400          8,350
    Schweitzer-Mauduit International, Inc.                  450         18,000
    Silgan Holdings, Inc.*                                  650         26,650
                                                                    ----------
                                                                    $   99,125
-------------------------------------------------------------------------------
  Containers - 2.4%
    AptarGroup, Inc.                                        200     $   11,250
    Gaylord Container Corp.*                              1,900         17,931
    Stone Container Corp.                                 1,100         18,975
                                                                    ----------
                                                                    $   48,156
-------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    AFC Cable Systems, Inc.*                                600     $   18,000
    QLogic Corp.*                                           200          7,850
                                                                    ----------
                                                                    $   25,850
-------------------------------------------------------------------------------
  Electronics - 5.5%
    Actel Corp.*                                            600     $   12,188
    Burr Brown*                                             550         19,525
    DuPont Photomasks, Inc.*                                200         13,100
    International Rectifier Corp.*                          600         13,687
    Microchip Technology, Inc.*                             300         12,131
    Photronic, Inc.*                                        100          5,900
    PMC Sierra, Inc.*                                       700         20,081
    SDL, Inc.*                                              900         15,975
                                                                    ----------
                                                                    $  112,587
-------------------------------------------------------------------------------
  Entertainment - 5.7%
    American Radio Systems Corp., "A"*                      300     $   14,775
    Cox Radio, Inc.*                                        900         24,075
    Gemstar Group Ltd.*                                   1,100         22,550
    Heftel Broadcasting Corp.*                              200         12,400
    Jacor Communications, Inc., "A"*                        500         22,000
    LIN Television Corp.*                                   400         18,975
                                                                    ----------
                                                                    $  114,775
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    BA Merchants Services, Inc.*                            500     $    9,156
    Financial Federal Corp.*                                900         14,119
    Franklin Resources, Inc.                                350         27,081
    TCF Financial Corp.                                     100          5,331
                                                                    ----------
                                                                    $   55,687
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Smith's Food & Drug Centers, Inc., "B"*                 150     $    8,212
    Suiza Foods Corp.*                                      400         16,500
                                                                    ----------
                                                                    $   24,712
-------------------------------------------------------------------------------
  Insurance - 2.7%
    CapMAC Holdings, Inc.                                   300     $    8,325
    Compdent Corp.*                                         500         12,125
    Equitable of Iowa Cos.                                  150          9,769
    Hartford Life, Inc.,"A"                                 100          3,731
    Life Re Corp.                                           400         20,525
                                                                    ----------
                                                                    $   54,475
-------------------------------------------------------------------------------
  Machinery - 1.4%
    Greenfield Industries, Inc.                             200     $    5,275
    Hirsch International Group*                             900         22,950
                                                                    ----------
                                                                    $   28,225
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Phycor, Inc.*                                           150     $    4,416
    Rexall Sundown, Inc.*                                   500         17,375
    Steris Corp.*                                           350         13,125
                                                                    ----------
                                                                    $   34,916
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.1%
    AmeriSource Health Corp., "A"*                          200     $   10,013
    CRA Managed Care, Inc.*                                 200         11,100
    HCIA, Inc.*                                             700         10,850
    Hologic, Inc.*                                          650         15,762
    IDEXX Labs, Inc.*                                     1,300         24,456
    IDX Systems Corp.*                                      300         10,163
    NCS Healthcare, Inc.*                                   200          4,925
    Orthalliance, Inc.*                                     100          1,388
    Orthodontic Centers America, Inc.*                      200          3,425
    Physician Sales and Service, Inc.*                      200          3,400
    Physician Support Systems, Inc.*                      1,200         20,250
    Quorum Health Group, Inc.*                              250          8,516
    Renal Treatment Centers, Inc.*                          500         16,937
    Total Renal Care Holdings, Inc.*                        300         13,725
    United Dental Care, Inc.*                             1,300         22,912
    United Payors & United Providers, Inc.*                 400          5,900
                                                                    ----------
                                                                    $  183,722
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    5,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Kos Pharmaceuticals, Inc.*                              200     $    6,900
-------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Applied Graphics Technologies*                          500     $   20,625
-------------------------------------------------------------------------------
  Restaurants and Lodging - 5.2%
    Capstar Hotel Co.*                                      300     $    9,825
    Doubletree Corp.*                                       250         12,500
    HFS, Inc.*                                              500         27,844
    Interstate Hotels Co.*                                  750         21,469
    Prime Hospitality Corp.*                                850         16,150
    Promus Hotel Corp.*                                     200          7,762
    Roadhouse Grill, Inc.*                                1,400          7,525
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $  104,900
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    CHS Electronics, Inc.*                                  100     $    3,863
    Equity Corp. International*                             450         10,378
                                                                    ----------
                                                                    $   14,241
-------------------------------------------------------------------------------
  Stores - 4.7%
    AnnTaylor Stores Corp.*                                 500     $    8,563
    Corporate Express, Inc.*                                600         10,237
    CVS Corp.                                               400         22,550
    Gymboree Corp.*                                         450         11,025
    Mazel Stores, Inc.*                                     300          6,375
    Petco Animal Supplies, Inc.*                            400         11,850
    PETsMART, Inc.*                                         600          5,138
    U.S. Office Products Co.*                               300          9,825
    Viking Office Products, Inc.*                           500         10,562
                                                                    ----------
                                                                    $   96,125
-------------------------------------------------------------------------------
  Telecommunications - 4.4%
    APAC Teleservices, Inc.*                                600     $    9,900
    Aspect Telecommunications Corp.*                      1,800         39,600
    Cable Design Technologies Corp.*                        400         13,375
    Intermedia Communications, Inc.*                        400         14,300
    Transaction Network Services, Inc.*                     600          8,625
    VDI Media*                                              300          4,275
                                                                    ----------
                                                                    $   90,075
-------------------------------------------------------------------------------
  Transportation - 0.1%
    Carey International, Inc.*                              100     $    1,388
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    Brooks Fiber Properties, Inc.*                          350     $   11,769
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,903,933
-------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Ireland - 0.1%
    Warner Chilcott Laboratories*                           100     $    1,850
-------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, S.A. de C V (Broadcasting)*                  100     $    1,800
-------------------------------------------------------------------------------
  United Kingdom - 0.6%
    News Corp. Ltd., ADR (Entertainment)                    900     $   13,612
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   17,262
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,742,794)                          $1,921,195
-------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97,
    at Amortized Cost                                     $  75     $   74,989
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,817,783)                     $1,996,184
Other Assets, Less Liabilities - 1.7%                                   33,679
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,029,863
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS RESEARCH INTERNATIONAL FUND
Stocks - 97.1%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 2.6%

  Agricultural Products - 1.1%
    AGCO Corp.                                              760     $   24,700
-------------------------------------------------------------------------------
  Insurance - 0.5%
    Equitable of Iowa Cos.                                  190     $   12,374
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    MCI Communications Corp.                                865     $   24,652
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   61,726
-------------------------------------------------------------------------------
Foreign Stocks - 94.5%
  Australia - 1.3%
    Q.B.E. Insurance Group Ltd. (Insurance)               5,805     $   31,338
-------------------------------------------------------------------------------
  Brazil - 0.8%
    Telecomunicacoes Brasileiras SA, ADR
    (Telecommunications)                                    152     $   17,936
-------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)               773     $   38,408
-------------------------------------------------------------------------------
  Chile - 1.0%
    Chilectra SA, ADR (Utilities - Electric)                785     $   24,224
-------------------------------------------------------------------------------
  China - 0.4%
    China Southern Airlines Ltd. (Airlines)                 300     $    9,431
-------------------------------------------------------------------------------
  Czech Republic - 1.1%
    Tabak (Tobacco)                                         100     $   25,187
-------------------------------------------------------------------------------
  Finland - 0.9%
    Huhtamaki Oy Group (Food Company)                       230     $    9,081
    TT Tieto Oy (Computer Software - Systems)               135         12,122
                                                                    ----------
                                                                    $   21,203
-------------------------------------------------------------------------------
  France - 5.2%
    Chargeurs SA (Apparels and Textiles)                    250     $   14,779
    Rhone-Poulenc SA (Pharmaceuticals)*                     786         28,756
    Societe Nationale Elf Aquitaine (Oils)                  330         36,577
    Televison Francaise (Broadcasting)                      270         21,946
    Union des Assurances Federales SA (Insurance)           190         19,655
                                                                    ----------
                                                                    $  121,713
-------------------------------------------------------------------------------
  Germany - 3.7%
    Adidas AG (Apparel and Textiles)                         96     $   11,537
    Henkel Kgaa (Consumer Goods and Services)               538         27,081
    Phoenix AG (Auto Parts)                               1,225         21,322
    Prosieben Media AG (Broadcasting)                       200          9,029
    SAP AG, Preferred (Computer Software - Systems)          79         18,028
                                                                    ----------
                                                                    $   86,997
-------------------------------------------------------------------------------
  Greece - 2.1%
    Athens Medical Care SA (Medical and Health Technology
    and Services)                                         1,800     $   17,260
    Hellenic Telecommunication Organization SA
    (Telecommunications)                                    880         19,520
    Papastratos Cigarettes SA (Consumer Goods and
    Services)                                               660         11,232
                                                                    ----------
                                                                    $   48,012
-------------------------------------------------------------------------------
  Hong Kong - 8.9%
    Asia Satellite Telecommunications Holdings Ltd.
    (Telecommunications)*                                 9,000     $   25,087
    Citic Pacific Ltd. (Conglomerates)                    5,000         26,649
    Dah Sing Financial Group (Banks and Credit Cos.)      2,600     $   10,871
    Hong Kong Electric Holdings Ltd. (Utilities -
    Electric)                                             8,000         27,978
    Hutchison Whampoa (Real Estate)                       1,000          8,324
    Ka Wah Bank (Bank and Credit Cos.)                    1,000          2,446
    Li & Fung Ltd. (Wholesale)                            36,000        36,701
    Liu Chong Hing Bank (Banks and Credit Cos.)           3,000          7,994
    Vanda Systems & Communication Holdings Ltd.
    (Computers Software - Systems)                        44,000        24,984
    Wharf Holdings Ltd. (Real Estate)                     6,000         21,719
    Wing Hang Bank Ltd. (Banks and Credit Cos.)           3,600         15,331
                                                                    ----------
                                                                    $  208,084
-------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Indosat (Telecommunications)                         500     $    1,031
    PT Indosat, ADR (Telecommunications)                    270          5,856
    PT Semen Gresik (Building Materials)                  4,500          4,639
                                                                    ----------
                                                                    $   11,526
-------------------------------------------------------------------------------
  Ireland - 2.4%
    Allied Irish Banks (Banks and Credit Cos.)            2,486     $   20,989
    Anglo Irish Bank Corp. (Banks and Credit Cos.)        16,800        23,957
    Smurfit Jefferson (Paper/Plastic)                     3,700         12,292
                                                                    ----------
                                                                    $   57,238
-------------------------------------------------------------------------------
  Italy - 3.3%
    Gucci Group Designs NV (Apparel and Textiles)           304     $   18,506
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                         8,225         11,980
    Industrie Natuzzi S.P.A., ADR (Consumer Goods and
      Services)                                             974         26,785
    Telecom Italia S.P.A., Saving Shares
      (Telecommunications)                               12,235         20,416
                                                                    ----------
                                                                    $   77,687
-------------------------------------------------------------------------------
  Japan - 23.4%
    Bank of Tokyo Mitsubishi (Banks and Credit Cos.)      1,000     $   18,159
    Bridgestone Corp. (Tire and Rubber)                   1,000         22,139
    Canon, Inc. (Special Products and Services)           2,000         55,224
    DDI Corp. (Telecommunications)                            3         15,672
    Fuji Photo Film Co Ltd., ADR (Photographic Products)    600         22,950
    Fujimi Inc. (Distribution Wholesale)                    400         22,388
    Hirose Electric Co. (Electronics)                       100          7,007
    Jusco Co. (Retail)                                    1,000         26,700
    Keyence Corp. (Electronics)                             110         16,053
    Kinki Coca-Cola Bottling Co. (Beverages)              1,000         12,438
    Kirin Beverage Corp. (Beverages)                      2,000         32,338
    Nippon Broadcasting (Broadcasting)                    1,000         73,880
    Nippon Telephone & Telegraph Co. (Utilities -
    Telephone)                                                2         18,740
    Osaka Sanso Kogyo Ltd. (Chemicals)                    4,000          8,458
    Secom Co. (Consumer Goods and Services)               1,000         71,061
    Sony Corp. (Electronics)                                300         26,119
    Takeda Chemical Industries (Pharmaceuticals)          1,000         26,617
    TDK Corp., ADR (Electronics)                            680         52,955
    Terumo Corp. (Computers)                              1,000         18,242
                                                                    ----------
                                                                    $  547,140
-------------------------------------------------------------------------------
  Malaysia - 0.2%
    UMW Holdings Berhad (Automobiles)                     2,000     $    5,377
-------------------------------------------------------------------------------
  Mexico - 1.0%
    Companhia Cerveja Ria Brahma (Broadcasting)           1,400     $   18,988
    TV Azteca SA De CV (Television)                         300          5,400
                                                                    ----------
                                                                    $   24,388
-------------------------------------------------------------------------------
  Netherlands - 5.1%
    Ahrend Kon (Office Furnishers)                          630     $   20,557
    Akzo Nobel (Chemicals)                                  160         24,746
    Brunel International NV (Human Resources)               300          6,183
    Computer Services (Computers)                         2,000         19,038
    Fugro NV (Engineering)                                  100          3,410
    Philips Electronics NV (Manufacturing)                  260         18,460
    Royal Dutch Petroleum (Oils)                            544         27,547
                                                                    ----------
                                                                    $  119,941
-------------------------------------------------------------------------------
  Peru - 0.9%
    Telefonica del Peru SA, ADR (Telecommunications)        870     $   20,336
-------------------------------------------------------------------------------
  Philippines - 0.2%
    Alsons Cement Corp. (Building Materials)*##           41,500    $    3,860
-------------------------------------------------------------------------------
  Poland - 0.3%
    Bank Handlowy Warsza (Banks and Credit Cos.)+           200     $    2,525
    Kghm Polska Miedz SA (Diversified - Metals)##           400          4,884
                                                                    ----------
                                                                    $    7,409
-------------------------------------------------------------------------------
  Portugal - 2.3%
    Banco Espirito Santo e Comercial de Lisboa SA (Banks
    and Credit Cos.)                                        500     $   12,268
    Banco Totta E Acores (Financial Institutions)         1,275         22,872
    Telecel - Comunicacaoes Pessoais SA
    (Telecommunication)                                     240         17,457
                                                                    ----------
                                                                    $   52,597
-------------------------------------------------------------------------------
  Singapore - 2.7%
    City Developments Ltd. (Real Estate)                  2,000     $   12,637
    Hong Leong Finance Ltd. (Finance)+                    3,000          5,855
    Mandarin Oriental International, Ltd.
     (Restaurants and Lodgings)                          27,000         30,240
    Singapore Land Ltd. (Conglomerates)                   3,000         13,298
                                                                    ----------
                                                                    $   62,030
-------------------------------------------------------------------------------
  Spain - 1.0%
    Abengoa SA (Construction)*                              300     $   13,260
    Acerinox SA (Iron and Steel)                             64         10,507
                                                                    ----------
                                                                    $   23,767
-------------------------------------------------------------------------------
  Sweden - 3.1%
    Astra AB (Pharmaceuticals)                            1,053     $   16,726
    Skandia Foersaekrings AB (Insurance)                    705         27,214
    Sparbanken Sverige AB (Banks and Credit Cos.)         1,271         27,508
                                                                    ----------
                                                                    $   71,448
-------------------------------------------------------------------------------
  Switzerland - 3.5%
    Kuoni Reisen Holdings AG (Transportation)                 9     $   36,930
    Novartis AG (Pharmaceuticals)                            31         43,778
                                                                    ----------
                                                                    $   80,708
-------------------------------------------------------------------------------
  Taiwan - 1.6%
    ASE Test Limited (Electronics)                          500     $   36,500
-------------------------------------------------------------------------------
  United Kingdom - 15.1%
    ASDA Group PLC (Supermarkets)                         9,401     $   21,937
    Bank of Scotland (Banks and Credit Cos.)              1,700         11,433
    British Aerospace PLC (Aerospace and Defense)         1,486         34,772
    British Petroleum PLC (Oil and Gas)                   2,155         30,103
    Carlton Communicatons PLC (Broadcasting)              2,660         21,165
    Corporate Services Group (Business Services)          5,200         16,348
    Grand Metropolitan (Food and Beverage Products)       2,910         26,714
    Jarvis Hotels PLC (Restaurants and Lodging)*+         10,900        27,378
    JBA Holdings Diversified Operations)                    900         12,397
    Kwik-Fit Holdings PLC (Retail)                        7,704         37,453
    Lloyds TSB Group PLC (Banks and Credit Cos.)          2,382         27,445
    PowerGen PLC (Utilities - Electric)*                  2,113         26,708
    Storehouse PLC (Retail)*                              6,100         22,637
    Tomkins PLC (Diversified Operations)                  5,100         24,711
    Williams Holdings (Diversified Operations)            2,200         12,424
                                                                    ----------
                                                                    $  353,625
-------------------------------------------------------------------------------
  Venezuela - 0.9%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)*                                 509     $   20,996
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $2,209,106
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,318,693)                          $2,270,832
-------------------------------------------------------------------------------
Short-Term Obligations - 2.6%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $  60     $   59,991
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,378,684)                     $2,330,823
Other Assets, Less Liabilities - 0.3%                                    5,265
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,336,088
-------------------------------------------------------------------------------
  * Non-income producing security.
## SEC Rule 144A restriction.
          +Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 88.4%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 85.2%
    Apparel and Textiles - 0.1%
    Polo Ralph Lauren Corp.*                                100     $    2,625
-------------------------------------------------------------------------------
  Business Machines - 5.4%
    Affiliated Computer Services, Inc., "A"*              1,880     $   49,350
    Compaq Computer Corp.*                                  200         13,100
    Silicon Graphics, Inc.*                                 500         13,719
    Sun Microsystems, Inc.*                               1,240         59,520
                                                                    ----------
                                                                    $  135,689
-------------------------------------------------------------------------------
  Business Services - 6.1%
    AccuStaff, Inc.*                                      2,180     $   57,906
    First Data Corp.                                        780         32,029
    First USA Paymentech, Inc.*                           1,320         40,095
    Galieo International, Inc.*                             100          2,644
    Hall Kinion & Associates, Inc.*                         100          2,137
    Lamalie Associates, Inc.*                               100          1,900
    Teletech Holdings, Inc.*                              1,000         16,375
                                                                    ----------
                                                                    $  153,086
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 14.0%
    Activision, Inc.*                                     1,500     $   19,500
    Adobe Systems, Inc.                                   1,165         45,872
    Autodesk, Inc.*                                       1,710         74,812
    Electronic Arts, Inc.*                                1,200         36,975
    Microsoft Corp.*                                      1,000        132,187
    Midway Games, Inc.*                                     960         20,280
    Spectrum Holobyte, Inc.*                              4,600         22,138
                                                                    ----------
                                                                    $  351,764
-------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    Ingram Micro, Inc.*                                     750     $   21,563
-------------------------------------------------------------------------------
  Computer Software - Systems - 32.5%
    BMC Software, Inc.*                                   1,180     $   73,897
    Cadence Design Systems, Inc.*                         2,831        134,649
    Computer Associates International, Inc.               2,095        140,103
    Compuware Corp.*                                      1,660        102,505
    Engineering Animation, Inc.*                            470         17,977
    Great Plains Software, Inc.*                            100          2,638
    Oracle Systems Corp.*                                 3,480        132,675
    Peoplesoft, Inc.*                                       660         37,125
    Peritus Software Services, Inc.*                        100          2,500
    Rational Software Corp.*                              1,010         16,665
    Summit Design, Inc.*                                  4,400         52,800
    Sybase, Inc.*                                           380          7,078
    Synopsys, Inc.*                                       2,830         97,989
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  819,826
-------------------------------------------------------------------------------
 Electronics - 5.1%
    Atmel Corp.*                                            440     $   15,565
    Intel Corp.                                             340         31,322
    Sony Corp.                                              250         22,031
    Teradyne, Inc.*                                         900         50,119
    Xilinx, Inc.*                                           200          9,500
                                                                    ----------
                                                                    $  128,537
-------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Bristol-Myers Squibb Co.                                610     $   46,360
    Ocular Sciences, Inc.*                                  100          1,912
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $   50,922
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.6%
    Centennial Healthcare Corp.*                            100     $    2,012
    HBO & Co.                                             1,085         77,713
    Horizon CMS Healthcare Corp.*                           700         14,394
    Monarch Dental Corp.*                                   100          1,813
    Oxford Health Plans, Inc.*                              370         27,056
    Pacificare Health Systems, Inc., "B"*                   130          8,889
    United Healthcare Corp.                               1,240         60,295
                                                                    ----------
                                                                    $  192,172
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Domain Energy Corp.*                                    100          1,525
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    7,288
-------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    CMP Media, Inc.*                                        100     $    2,675
-------------------------------------------------------------------------------
  Stores - 0.2%
    CVS Corp.                                               100     $    5,638
-------------------------------------------------------------------------------
  Telecommunications - 9.3%
    Ascend Communications, Inc.*                          1,105     $   46,893
    Aspect Telecommunications Corp.*                      2,770         60,940
    Cabletron Systems, Inc.*                                700         21,175
    Cisco Systems, Inc.*                                  1,055         79,521
    Lucent Technologies, Inc.                               290         22,584
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $  235,188
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    MCI Communications Corp.                              1,410     $   40,185
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,147,158
-------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Germany - 1.7%
    SAP AG, Preferred (Computer Software - Systems)         185     $   42,217
-------------------------------------------------------------------------------
  Japan - 1.5%
    Canon, Inc., ADR (Special Products and Services)         80     $   11,130
    Sony Corp. (Electronics)                                300         26,120
                                                                    ----------
                                                                    $   37,250
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   79,467
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,850,603)                          $2,226,625
-------------------------------------------------------------------------------
Short-Term Obligations - 11.5%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $ 290     $  289,957
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,140,560)                     $2,516,582
Other Assets, Less Liabilities - 0.1%                                    2,168
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,518,750
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE              EQUITY            SPECIAL
                                                                                   GROWTH              INCOME      OPPORTUNITIES
AUGUST 31, 1997                                                                      FUND                FUND               FUND
--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $2,461,282, $1,245,641 and $3,114,897,
    respectively)                                                              $2,744,043          $1,405,673          $3,717,356
  Cash                                                                              1,141              19,505                 489
  Deposit with brokers for securities sold short                                     --                  --                95,437
  Foreign currency, at value (identified cost, $0,
    $0 and $4,055, respectively)                                                     --                  --                 4,042
  Receivable for Fund shares sold                                                    --                50,000                --
  Receivable for investments sold                                                  37,779               6,595             262,105
  Net receivable for foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                                       --                  --                   175
  Interest and dividends receivable                                                   897               2,892               2,064
  Receivable from investment adviser                                               10,414                --                17,514
  Deferred organization expenses                                                    1,669               1,676               1,688
  Other assets                                                                      1,288                --                  --
                                                                               ----------          ----------          ----------
      Total assets                                                             $2,797,231          $1,486,341          $4,100,870
                                                                               ----------          ----------          ----------

Liabilities:
  Securities sold short, at value (proceeds
    received, $0, $0 and $122,480, respectively)                               $     --            $     --            $  126,887
  Payable for investments purchased                                                29,934              10,405               5,991
  Accrued expenses and other liabilities                                           11,177               1,883              13,181
                                                                               ----------          ----------          ----------
      Total liabilities                                                        $   41,111          $   12,288          $  146,059
                                                                               ----------          ----------          ----------
Net assets                                                                     $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Net assets consist of:
  Paid-in capital                                                              $2,164,935          $1,179,568          $3,083,892
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                    282,768             160,027             598,225
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                                 107,865             123,884             244,151
  Accumulated undistributed net investment income                                 200,552              10,574              28,543
                                                                               ----------          ----------          ----------
      Total                                                                    $2,756,120          $1,474,053          $3,954,811
                                                                               ----------          ----------          ----------

Shares of beneficial interest outstanding:
  Class A                                                                          67,032              34,434             140,925
  Class I                                                                         107,057              65,074             149,230
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest
        outstanding                                                               174,089              99,508             290,155
                                                                               ==========          ==========          ==========

Net assets:
  Class A                                                                      $1,060,643          $  510,280          $1,919,478
  Class I                                                                       1,695,477             963,773           2,035,333
                                                                               ----------          ----------          ----------
      Total net assets                                                         $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price
    per share (net assets / shares of beneficial interest outstanding)           $15.82              $14.82              $13.62
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of  beneficial interest outstanding)                    $15.84              $14.81              $13.64
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE        CONVERTIBLE                 NEW
                                                                                     CHIP         SECURITIES           DISCOVERY
AUGUST 31, 1997                                                                      FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $624,151,
  $552,430 and $1,817,783, respectively)                                       $  720,092          $  624,057          $1,996,184
Cash                                                                                6,338               3,982              33,748
Foreign currency, at value (identified cost, $0, $26
  and $0, respectively)                                                              --                    26                --
Receivable for investments sold                                                      --                 9,904                --
Interest and dividends receivable                                                   1,149               2,643                 180
                                                                               ----------          ----------          ----------
    Total assets                                                               $  727,579          $  640,612          $2,030,112
                                                                               ----------          ----------          ----------

Liabilities:
  Accrued expenses and other liabilities                                       $       90          $       85          $      249
                                                                               ----------          ----------          ----------
Net assets                                                                     $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $  617,975          $  557,991          $1,579,754
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                     95,941              71,627             178,401
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                                  12,369              (1,197)            126,577
  Accumulated undistributed net investment income                                   1,204              12,106             145,131
                                                                               ----------          ----------          ----------
      Total                                                                    $  727,489          $  640,527          $2,029,863
                                                                               ----------          ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                          41,316              50,266              41,008
  Class I                                                                          20,514               5,555             114,238
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest outstanding                              61,830              55,821             155,246
                                                                               ==========          ==========          ==========
Net assets:
  Class A                                                                      $  486,110          $  576,830          $  536,157
  Class I                                                                         241,379              63,697           1,493,706
                                                                               ----------          ----------          ----------
      Total net assets                                                         $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price per share (net assets /
    shares of beneficial interest outstanding)                                   $11.77              $11.48              $13.07
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share (net assets / shares of
    beneficial interest outstanding)                                             $11.77              $11.47              $13.08
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
AUGUST 31, 1997                                                                      FUND                FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,378,684 and
    $2,140,560, respectively)                                                  $2,330,823          $2,516,582
  Cash                                                                                924               3,165
  Foreign currency, at value (identified cost, $1,560 and $46,
    respectively)                                                                   1,164                  43
  Receivable for Fund shares sold                                                  10,000                --
  Receivable for investments sold                                                  17,901                --
  Interest and dividends receivable                                                 4,591                  54
  Receivable from investment adviser                                                6,854               8,711
  Other assets                                                                       --                   250
                                                                               ----------          ----------
      Total assets                                                             $2,372,257          $2,528,805
                                                                               ----------          ----------

Liabilities:
  Payable for investments purchased                                            $   26,952          $     --
  Accrued expenses and other liabilities                                            9,217              10,055
                                                                               ----------          ----------
      Total liabilities                                                        $   36,169          $   10,055
                                                                               ----------          ----------
Net assets                                                                     $2,336,088          $2,518,750
                                                                               ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $2,134,309          $2,036,119
  Unrealized appreciation (depreciation) on investments and
    translation of
    assets and liabilities in foreign currencies                                  (48,333)            376,018
  Accumulated undistributed net realized gain (loss) on
    investments and
    foreign currency transactions                                                 239,440             (69,545)
  Accumulated undistributed net investment income                                  10,672             176,158
                                                                               ----------          ----------
      Total                                                                    $2,336,088          $2,518,750
                                                                               ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                         119,940              70,359
  Class I                                                                          93,365             130,608
                                                                               ----------          ----------
      Total shares of beneficial interest outstanding                             213,305             200,967
                                                                               ==========          ==========
Net assets:
  Class A                                                                      $1,313,579          $  881,888
  Class I                                                                       1,022,509           1,636,862
                                                                               ----------          ----------
      Total net assets                                                         $2,336,088          $2,518,750
                                                                               ==========          ==========
Class A shares:
  Net asset value and offering and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======
Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======

See notes to financial statements

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE             EQUITY              SPECIAL
                                                                                   GROWTH             INCOME        OPPORTUNITIES
YEAR ENDED AUGUST 31, 1997                                                           FUND               FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $  217,465          $   27,016          $   21,095
    Interest                                                                        7,705               2,229              22,623
                                                                               ----------          ----------          ----------
      Total investment income                                                  $  225,170          $   29,245          $   43,718
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $   12,775          $    6,926          $   23,164
    Shareholder servicing agent fee                                                 2,233               1,209               4,030
    Distribution and service fee - Class A                                          4,216               2,468               9,410
    Administrative fee                                                                 27                  83                --
    Registration fee                                                                2,763               2,335                --
    Auditing fee                                                                    5,101               5,501               8,272
    Postage                                                                           341                  82                 119
    Printing                                                                        2,928               1,635                --
    Legal fee                                                                       3,223               2,618               2,026
    Custodian fee                                                                   5,695               5,166               5,902
    Amortization of organization expenses                                             434                 434                 434
    Miscellaneous                                                                   4,671                 354                 325
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   44,407          $   28,811          $   53,682
    Fees paid indirectly                                                             (690)               (388)             (1,010)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent and distributor                                                       (19,224)            (14,434)            (36,604)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $   24,493          $   13,989          $   16,068
                                                                               ----------          ----------          ----------
        Net investment income                                                  $  200,677          $   15,256          $   27,650
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  147,884          $  130,162          $  314,835
    Securities sold short                                                            --                  --                (6,786)
    Foreign currency transactions                                                    (112)                 (8)               (173)
                                                                               ----------          ----------          ----------

      Net realized gain on investments and
        foreign currency transactions                                          $  147,772          $  130,154          $  307,876
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  264,806          $  134,063          $  542,028
    Securities sold short                                                            --                  --                14,842
    Translation of assets and liabilities in foreign
currencies                                                                             12                  (5)                173
                                                                               ----------          ----------          ----------
      Net change in unrealized appreciation                                    $  264,818          $  134,058          $  557,043
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and
          foreign currency                                                     $  412,590          $  264,212          $  864,919
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  613,267          $  279,468          $  892,569
                                                                               ==========          ==========          ==========

See notes to financial statements

Statements of Operations - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*              FUND*
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $    6,880          $   12,186          $  155,787
    Interest                                                                          978               5,669               6,670
                                                                               ----------          ----------          ----------
      Total investment income                                                  $    7,858          $   17,855          $  162,457
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $    2,849          $    2,458          $    8,539
    Shareholder servicing agent fee                                                   576                 497               1,498
    Distribution and service fee - Class A                                          1,480               1,738               1,286
    Administrative fee                                                                 52                  44                 132
    Registration fee                                                                4,030               4,000               4,505
    Auditing fee                                                                    5,500               5,900               6,000
    Printing                                                                        2,237               1,135               2,892
    Postage                                                                            42                --                    25
    Legal fee                                                                       3,871               3,214               4,534
    Custodian fee                                                                     392                 459                 720
    Miscellaneous                                                                     557                 213                 271
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   21,586          $   19,658          $   30,402
    Fees paid indirectly                                                             (173)               (168)               (451)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent, and distributor                                                      (14,749)            (13,739)            (12,625)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $    6,664          $    5,751          $   17,326
                                                                               ----------          ----------          ----------
        Net investment income                                                  $    1,194          $   12,104          $  145,131
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $   12,369          $    5,932          $  126,577
    Securities sold short                                                            --                (7,129)               --
    Foreign currency transactions                                                      10                   2                --
                                                                               ----------          ----------          ----------

      Net realized gain (loss) on investments and
        foreign currency
        transactions                                                           $   12,379          $   (1,195)         $  126,577
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation on investments and
    translation
    of assets and liabilities in foreign currencies                            $   95,941          $   71,627          $  178,401
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and foreign
          currency                                                             $  108,320          $   70,432          $  304,978
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  109,514          $   82,536          $  450,109
                                                                               ==========          ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Operations - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*
-------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $   32,673          $  183,332
    Interest                                                                        4,208              12,047
    Foreign taxes withheld                                                         (3,096)
                                                                               ----------          ----------
      Total investment income                                                  $   33,785          $  195,379
                                                                               ----------          ----------

  Expenses -
    Management fee                                                             $   14,026          $   10,517
    Shareholder servicing agent fee                                                 1,819               1,845
    Distribution and service fee - Class A                                          4,164               2,112
    Administrative fee                                                                168                 166
    Registration fee                                                                4,500               4,010
    Auditing fees                                                                   5,500               5,500
    Postage                                                                           468                 129
    Printing                                                                        3,357               3,181
    Legal fees                                                                      3,451               5,691
    Custodian fee                                                                   4,387                 910
    Miscellaneous                                                                   1,762                 327
                                                                               ----------          ----------
      Total expenses                                                           $   43,602          $   34,388
    Fees paid indirectly                                                             (480)               (559)
    Reduction of expenses by investment adviser, shareholder
      servicing agent, and distributor                                            (20,009)            (14,474)
                                                                               ----------          ----------
      Net expenses                                                             $   23,113          $   19,355
                                                                               ----------          ----------
        Net investment income                                                  $   10,672          $  176,024
                                                                               ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  241,403          $  (69,545)
    Foreign currency transactions                                                  (1,963)                134
                                                                               ----------          ----------

      Net realized gain (loss) on investments and foreign
        currency
        transactions                                                           $  239,440          $  (69,411)
                                                                               ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  (47,861)         $  376,022
    Translation of assets and liabilities in foreign currencies                      (472)                 (4)
                                                                               ----------          ----------
      Net change in unrealized appreciation (depreciation)                     $  (48,333)         $  376,018
                                                                               ----------          ----------
        Net realized and unrealized gain on investments and
          foreign currency                                                     $  191,107          $  306,607
                                                                               ----------          ----------
          Increase in net assets from operations                               $  201,779          $  482,631
                                                                               ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                 $  200,677          $     (362)
  Net realized gain on investments and foreign
    currency transactions                                                         147,772              66,889
  Net unrealized gain on investments and foreign
    currency translation                                                          264,818              17,950
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  613,267          $   84,477
                                                                               ----------          ----------

Distributions declared to shareholders from net
  realized gain on investments - Class A                                       $ (106,559)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,273,798          $  605,756
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              106,552                --
  Cost of shares reacquired                                                      (817,088)             (4,083)
                                                                               ----------          ----------
      Increase in net assets from Fund share
        transactions                                                           $1,563,262          $  601,673
                                                                               ----------          ----------
        Total increase in net assets                                           $2,069,970          $  686,150
Net assets:
  At beginning of period                                                          686,150                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income (loss) of
    $200,552 and $(13), respectively)                                          $2,756,120          $  686,150
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   15,256          $    4,878
  Net realized gain on investments and foreign
    currency transactions                                                         130,154               7,246
  Net unrealized gain on investments and foreign
    currency translation                                                          134,058              25,969
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  279,468          $   38,093
                                                                               ----------          ----------

Distributions declared to shareholders -
  From net investment income - Class A                                         $   (9,552)         $     --
  From net realized gain on investments - Class A                                 (13,524)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $  (23,076)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $1,191,109          $  449,397
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                               23,074                --
  Cost of shares reacquired                                                      (473,902)            (10,110)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  740,281          $  439,287
                                                                               ----------          ----------
        Total increase in net assets                                           $  996,673          $  477,380
Net assets:
  At beginning of period                                                          477,380                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income
    of $10,574 and $4,878, respectively)                                       $1,474,053          $  477,380
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   27,650          $   10,016
  Net realized gain on investments and foreign
    currency transactions                                                         307,876             168,487
  Net unrealized gain on investments and foreign
    currency translation                                                          557,043              41,182
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  892,569          $  219,685
                                                                               ----------          ----------

Distributions declared to shareholders -

  From net investment income - Class A                                         $   (8,950)         $     --
  From net realized gain on investments - Class A                                (232,385)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $ (241,335)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,798,830          $2,038,964
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              241,330                --
  Cost of shares reacquired                                                    (1,995,218)                (14)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $1,044,942          $2,038,950
                                                                               ----------          ----------
        Total increase in net assets                                           $1,696,176          $2,258,635
Net assets:
  At beginning of period                                                        2,258,635                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $28,543
    and $10,016, respectively)                                                 $3,954,811          $2,258,635
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    1,194          $   12,104          $  145,131
  Net realized gain (loss) on investments and
    foreign currency transactions                                                  12,379              (1,195)            126,577
  Net unrealized gain on investments and foreign
    currency translation                                                           95,941              71,627             178,401
                                                                               ----------          ----------          ----------
      Increase in net assets from operations                                   $  109,514          $   82,536          $  450,109
                                                                               ----------          ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $  720,959          $  559,838          $1,935,566
  Cost of shares reacquired                                                      (102,984)             (1,847)           (355,812)
                                                                               ----------          ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  617,975          $  557,991          $1,579,754
                                                                               ----------          ----------          ----------
        Total increase in net assets                                           $  727,489          $  640,527          $2,029,863
Net assets:
  At beginning of period                                                             --                  --                  --
                                                                               ----------          ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $1,204,
    $12,106 and $145,131, respectively)                                        $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   10,672          $  176,024
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                  239,440             (69,411)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                          (48,333)            376,018
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  201,779          $  482,631
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,472,688          $2,470,527
  Cost of shares reacquired                                                      (338,379)           (434,408)
                                                                               ----------          ----------
      Increase in net assets from Fund share transactions                      $2,134,309          $2,036,119
                                                                               ----------          ----------
        Total increase in net assets                                           $2,336,088          $2,518,750
Net assets:
  At beginning of period                                                             --                  --
                                                                               ----------          ----------

  At end of period (including accumulated undistributed net
    investment income of $10,672 and $176,158, respectively)                   $2,336,088          $2,518,750
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    12.33          $    10.00          $    12.99
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income (loss)(S)                                              $     1.24          $    (0.01)         $     1.50
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.93                2.34                1.35
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     5.17          $     2.33          $     2.85
                                                                               ----------          ----------          ----------

Less distributions declared to shareholders from net
  realized gain on investments                                                 $    (1.68)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    15.82          $    12.33          $    15.84
                                                                               ==========          ==========          ==========
Total return                                                                        45.22%              23.30%++            21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.45%               1.50%+              1.48%+
  Net investment income (loss)                                                       9.12%              (0.11)%+            14.08%+
Portfolio turnover                                                                  1,043%                204%              1,043%
Average commission rate                                                        $   0.0248          $   0.0411          $   0.0248
Net assets at end of period
 (000 omitted)                                                                 $    1,061          $      686          $    1,695

 *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
**  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     1.06          $    (0.18)         $     1.40
Ratios (to average net assets):
  Expenses##                                                                         2.82%               4.28%+              2.35%
  Net investment income (loss)                                                       7.75%              (2.34)%+            13.20%

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.07          $    10.00          $    12.20
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.22          $     0.13          $     0.15
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.91                0.94                2.46
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     4.13          $     1.07          $     2.61
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -
  From net investment income                                                   $    (0.16)         $     --            $     --
  From net realized gain on investments                                             (0.22)               --                  --
                                                                               ----------          ----------          ----------
Total distributions declared to shareholders                                   $    (0.38)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    14.82          $    11.07          $    14.81
                                                                               ==========          ==========          ==========
Total return                                                                        38.05%              10.70%++            21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%               1.50%+              1.50%+
  Net investment income                                                              1.75%               1.83%+              1.51%+
Portfolio turnover                                                                    118%                 56%                118%
Average commission rate                                                        $   0.0393          $   0.0331          $   0.0393
Net assets at end of
 period (000 omitted)                                                          $      510          $      477          $      964

  *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
 **  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #   Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had been waived by the Fund and/or if actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     0.02          $    (0.06)         $     0.03
Ratios (to average net assets):
  Expenses##                                                                         3.40%               4.67%+              2.67%+
  Net investment income (loss)                                                      (0.15)%             (0.78)%+             0.35%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.36          $    10.00          $    11.39
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.08          $     0.06          $     0.11
  Net realized and unrealized gain on investments
    and foreign currency transactions                                                3.35                1.30                2.14
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     3.43          $     1.36          $     2.25
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -

  From net investment income                                                   $    (0.04)         $     --            $     --
  From net realized gain on investments and
    foreign currency transactions                                                   (1.13)               --                  --
                                                                               ----------          ----------          ----------
      Total distributions declared to shareholders                             $    (1.17)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    13.62          $    11.36          $    13.64
                                                                               ==========          ==========          ==========
Total return                                                                        31.84%              13.60%++            19.75%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         0.74%               1.50%+              0.18%+
  Net investment income                                                              0.65%               0.78%+              1.26%+
Portfolio turnover                                                                    161%                108%                161%
Average commission rate                                                        $   0.0387          $   0.0361          $   0.0387
Net assets at end of period (000 omitted)                                      $    1,920          $    2,259          $    2,035

 *   For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
**   For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +   Annualized.
++   Not annualized.
 #   Per share data are based on average shares outstanding.
##   The Fund's expenses are calculated without reduction for fees paid indirectly. (S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income
     (loss) per share and ratios would have been:

Net investment income (loss)                                                   $    (0.06)         $    (0.01)         $     0.01
Ratios (to average net assets):
  Expenses##                                                                         1.92%               2.97%+              1.36%+
  Net investment income (loss)                                                      (0.53)%             (0.16)%+             0.08%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND                                                                  PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.02          $     0.02
  Net realized and unrealized gain on
    investments                                                                      1.75                1.75
                                                                               ----------          ----------
      Total from investment operations                                         $     1.77          $     1.77
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.77          $    11.77
                                                                               ==========          ==========
Total return                                                                        17.70%++            17.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              0.28%+              0.24%+
Portfolio turnover                                                                     32%                 32%
Average commission rate                                                        $   0.0427          $   0.0427
Net assets at end of period (000 omitted)                                      $      486          $      241

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The Investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income loss per share and the ratios would have been:

Net investment loss                                                            $    (0.26)         $    (0.23)
Ratios (to average net assets):
  Expenses##                                                                         5.04%+              4.54%+
  Net investment loss                                                               (3.25)%+            (2.80)%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations -
  Net investment income(S)                                                     $     0.25          $     0.26
  Net realized and unrealized gain on
    investments                                                                      1.23                1.21
                                                                               ----------          ----------
      Total from investment operations                                         $     1.48          $     1.47
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.48          $    11.47
                                                                               ==========          ==========
Total return                                                                        14.70%++            14.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              3.16%+              3.19%+
Portfolio turnover                                                                     76%                 76%
Average commission rate                                                        $   0.0453          $   0.0453
Net assets at end of period (000 omitted)                                      $      577          $       64

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                              $    (0.04)         $     --
Ratios (to average net assets):
  Expenses##                                                                         5.19%+              4.69%+
  Net investment income (loss)                                                      (0.53)%+             --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
NEW DISCOVERY FUND                                            PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.98          $     1.01
  Net realized and unrealized gain on
    investments                                                                      2.09                2.07
                                                                               ----------          ----------
      Total from investment operations                                         $     3.07          $     3.08
                                                                               ----------          ----------
Net asset value - end of period                                                $    13.07          $    13.08
                                                                               ==========          ==========
Total return                                                                        30.70%++            30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                             12.41%+             12.65%+
Portfolio turnover                                                                    887%                887%
Average commission rate                                                        $   0.0250          $   0.0250
Net assets at end of period (000 omitted)                                      $      536          $    1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.89          $     0.92
Ratios (to average net assets):
  Expenses##                                                                         3.10%+              2.52%+
  Net investment income                                                             10.81%+             11.63%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND                                                      PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A            CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.06          $     0.07
  Net realized and unrealized gain on
    investments                                                                      0.89                0.88
                                                                               ----------          ----------
      Total from investment operations                                         $     0.95          $     0.95
                                                                               ----------          ----------
Net asset value - end of period                                                $    10.95          $    10.95
                                                                               ==========          ==========
Total return                                                                         9.60%++             9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.68%+              1.68%+
  Net investment income                                                              0.71%+              0.85%+
Portfolio turnover                                                                    137%                137%
Average commission rate                                                        $   0.0198          $   0.0198
Net assets at end of period (000 omitted)                                      $    1,314          $    1,022

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment loss                                                            $    (0.01)         $     --
Ratios (to average net assets):
  Expenses##                                                                         3.31%+              2.81%+
  Net investment loss                                                               (0.92)%+            (0.28)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.84          $     1.05
  Net realized and unrealized gain on
    investments and foreign currency transactions                                    1.69                1.48
                                                                               ----------          ----------
      Total from investment operations                                         $     2.53          $     2.53
                                                                               ----------          ----------
Net asset value - end of period                                                $    12.53          $    12.53
                                                                               ==========          ==========
Total return                                                                        25.30%++            25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.40%+              1.41%+
  Net investment income                                                             10.73%+             13.11%+
Portfolio turnover                                                                    792%                792%
Average commission rate                                                        $   0.0243          $   0.0243
Net assets at end of period (000 omitted)                                      $      882          $    1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.73          $     0.98
Ratios (to average net assets):
  Expenses##                                                                         2.77%+              2.28%+
  Net investment income                                                              9.36%+             12.24%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Science and Technology Fund are diversified series of MFS Series Trust I (the Trust), and MFS Special Opportunities Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of each Fund's operations.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Written Options - Each Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, each Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by each Fund. Each Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of each Fund's management on the direction of interest rates.

Short Sales - The Special Opportunities Fund, the Convertible Securities Fund, the New Discovery Fund, and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which a Fund does not own with the intent of purchasing it later at a lower price. A Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which a Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended August 31, 1997, the following amounts were reclassified between accumulated undistributed net investment income and accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                          BLUE         CONVERTIBLE              CORE              EQUITY
                                          CHIP          SECURITIES            GROWTH              INCOME
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                 $  (10)              $  (2)           $  112                $  8
Accumulated undistributed net
investment income (loss)                 $  10               $  2             $ (112)               $ (8)

                                           NEW            RESEARCH       SCIENCE AND             SPECIAL
                                     DISCOVERY        INTERNATIONAL       TECHNOLOGY        OPPORTUNITIES
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                $  --              $  1,963            $ (134)             $  173
Accumulated undistributed net
investment income (loss)               $  --              $ (1,963)           $  134              $ (173)

At August 31, 1997, the Convertible Securities Fund, for federal income tax purposes, had a capital loss carryforward of $1,022 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2005.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund, at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Equity Income Fund, the New Discovery Fund, the Science and Technology Fund, and the Special Opportunities Fund, and at an annual rate of 1.00% of average daily net assets for the Research International Fund. For the year ended August 31, 1997, the investment adviser did not impose any of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets, except that the Research International Fund will pay a fee of 1.75%. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
           $9,844         $9,046      $  --           $8,413         $1,302          $  --           $  --             $  --

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Effective March 1, 1997, the Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the year ended August 31, 1997.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the year ended August 31, 1997, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A shares at an effective annual rate of up to 0.15%. MFSC is currently waiving its fee for an indefinite period.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments                               $  801,689       $  916,065     $  17,817,514     $  1,735,832
                                          ==========       ==========     =============     ============
Sales
----------
Investments                               $  189,892       $  382,668     $  16,161,162     $  1,069,051
                                          ==========       ==========     =============     ============

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments (non-U.S. government
   securities)                         $  14,628,778     $  4,633,699     $  15,372,426     $  4,871,185
                                       =============     ============     =============     ============
Sales
----------
Investments (non-U.S. government
securities)                            $  13,012,489     $  2,561,525     $  13,452,258     $  4,574,155
                                       =============     ============     =============     ============

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $    624,151       $  552,605      $  2,467,904       $1,245,767
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $     99,721       $   77,886      $    310,563       $  163,961
Gross unrealized depreciation                 (3,780)          (6,434)          (34,424)          (4,055)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation           $     95,941       $   71,452      $    276,139       $  159,906
                                        ============       ==========      ============       ==========

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $  1,823,392       $2,379,678      $  2,151,232       $3,115,308
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $    215,761       $  128,745      $    427,647       $  687,707
Gross unrealized depreciation                (42,969)        (177,600)          (62,297)         (85,659)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation
   (depreciation)                       $    172,792       $  (48,855)     $    365,350       $  602,048
                                        ============       ==========      ============       ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                                                        YEAR ENDED AUGUST 31, 1997
                      --------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                      --------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                46,967      $  474,750         50,444       $  504,497         59,769        $  808,314
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --                8,292           106,552
Shares reacquired          (5,651)        (56,185)          (178)          (1,847)       (56,691)         (726,457)
                           ------      ----------         ------       ----------         ------        ----------
  Net increase             41,316      $  418,565         50,266       $  502,650         11,370        $  188,409
                           ======      ==========         ======       ==========         ======        ==========

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                     ---------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**    RESEARCH INTERNATIONAL FUND**
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                28,321      $  354,214         46,587       $  483,036        145,874      $  1,462,123
Shares issued to
  shareholders in
  reinvestment of
  distributions             1,898          23,074        --              --              --               --
Shares reacquired         (38,910)       (473,850)        (5,579)         (56,315)       (25,934)         (255,253)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              (8,691)     $  (96,562)        41,008       $  426,721        119,940      $  1,206,870
                           ======      ==========         ======       ==========        =======      ============

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                               78,193       $  811,064         80,611        $  941,341
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --               21,566           241,330
Shares reacquired                                         (7,834)         (79,182)      (160,079)       (1,817,353)
                                                          ------       ----------        -------       -----------
  Net increase
   (decrease)                                             70,359       $  731,882        (57,902)      $  (634,682)
                                                          ======       ==========        =======       ===========

Class A Shares
                                                                                     PERIOD ENDED AUGUST 31, 1996*
                     ---------------------------------------------------------------------------------------------
                                 CORE GROWTH FUND              EQUITY INCOME FUND       SPECIAL OPPORTUNITIES FUND
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                56,000      $  605,756         44,072       $  449,397        198,828      $  2,038,964
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --              --               --
Shares reacquired            (338)         (4,083)          (947)         (10,110)            (1)              (14)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              55,662      $  601,673         43,125       $  439,287        198,827      $  2,038,950
                           ======      ==========         ======       ==========        =======      ============

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 24,471     $  246,209          5,555        $  55,341        113,207      $  1,465,484
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired           (3,957)       (46,799)       --              --               (6,150)          (90,631)
                            ------     ----------          -----        ---------        -------      ------------
  Net increase              20,514     $  199,410          5,555        $  55,341        107,057      $  1,374,853
                            ======     ==========          =====        =========        =======      ============

 *For the period from the commencement of investment operations, January 2, 1996, through August 31, 1996.
**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**     RESEARCH INTERNATIONAL FUND**
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 65,078     $  836,895        144,634     $  1,452,530        100,754      $  1,010,565
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired               (4)           (52)       (30,396)        (299,497)        (7,389)          (83,126)
                            ------     ----------        -------     ------------         ------        ----------
  Net increase              65,074     $  836,843        114,238     $  1,153,033         93,365        $  927,439
                            ======     ==========        =======     ============         ======        ==========

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                              164,633     $  1,659,463        163,990      $  1,857,489
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --              --               --
Shares reacquired                                        (34,025)        (355,226)       (14,760)         (177,865)
                                                         -------     ------------        -------      ------------
  Net increase                                           130,608     $  1,304,237        149,230      $  1,679,624
                                                         =======     ============        =======      ============

**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended August 31, 1997, were as follows:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
               $6             $3           $3             $8             $2               $8              $1                $4

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Research International Fund owned the following restricted securities (consisting of 1.53% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF
FUND/DESCRIPTION                               ACQUISITION            SHARES              COST             VALUE
------------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND
  Bank Handlowy Warsza                             6/18/97               200           $ 2,162           $ 2,525
  Hong Leong Finance Ltd.                          1/15/96             3,000            11,940             5,855
  Jarvis Hotels                          6/21/96 - 7/02/96            10,900            30,014            27,378
                                                                                                         -------
                                                                                                         $35,758
                                                                                                         =======

(8) Financial Instruments
The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the Special Opportunities Fund amounted to a net receivable of $175 with Deutschebank at August 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund:

We have audited the accompanying statements of assets and liabilities of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund (the Funds) (eight of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments as of August 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund at August 31, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Core Growth Fund
MFS(R) Equity Income Fund
MFS(R) Special Opportunities Fund
MFS(R) Blue Chip Fund
MFS(R) Convertible SecuritiesFund
MFS(R) New Discovery Fund
MFS(R) Research InternationalFund
MFS(R) Science and Technology Fund

500 Boylston Street
Boston, MA02116-3741

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                            INC-2  10/97   970

                             MFS NEW DISCOVERY FUND

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 1998


   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JANUARY 1, 1998, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

                                                                                      CLASS I
                                                                                      -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price) ................................          None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable) .........          None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees ............................................................          0.90%
  Rule 12b-1 Fees ............................................................          None
  Other Expenses (after expense limitation)(1)(2) ............................          0.25%
                                                                                     -------
  Total Operating Expenses (after expense limitation)(2) .....................          1.15%


(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.25% per annum of its average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" would be 1.85% and 2.75%, respectively. See "Other Information" below.

                               EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  PERIOD                              CLASS I
                  ------                              -------
                  1 year..........................     $12
                  3 years.........................      37

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

   The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.

FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                                                 PERIOD ENDED
                                                                 AUGUST 31, 1997*
---------------------------------------------------------------------------------

Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $     10.00
Income from investment operations# -
   Net investment income ###                                          $      1.01
   Net realized and unrealized gain on investments                           2.07
                                                                      -----------
      Total from investment operations                                $      3.08
                                                                      -----------
Net asset value - end of period                                       $     13.08
                                                                      -----------
Total return                                                                30.80%++
Ratios (to average net assets)/Supplemental data ###:
   Expenses                                                                  1.50%+
   Net investment income                                                    12.65%+
Portfolio turnover                                                            887%
Average commission rate                                               $    0.0250
Net assets at end of period (000 omitted)                             $     1,494

--------------------------

* For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

### The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

   Net investment income                                       $ 0.92
   Ratios (to average net assets):
      Expenses##                                                 2.52%+
      Net investment income                                     11.63%+

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor in Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a 1.00% CDSC upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C shares and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

   Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12-b-1 fees, taxes, extraordinary expenses, brokerage and transactions costs and class specific expenses, do not exceed 0.25% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.

                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998.

                                                                     PROSPECTUS

                                                                 JANUARY 1, 1998

MFS(R) NEW DISCOVERY                       CLASS A SHARES OF BENEFICIAL INTEREST
FUND                                       CLASS B SHARES OF BENEFICIAL INTEREST
(A member of the MFS Family of Funds(R))   CLASS C SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS New Discovery Fund (the "Fund"), a diversified series of MFS Series Trust I (the "Trust"). The investment objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies of any size which the Fund's investment adviser believes offer superior prospects for growth, and emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies), and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales. The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                  EXCHANGE COMMISSION OR ANY STATE SECURITIES
                COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                     OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated January 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 38 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
1.    Expense Summary............................................    3
2.    Condensed Financial Information............................    5
3.    The Fund...................................................    5
4.    Investment Objective and Policies..........................    6
5.    Certain Securities and Investment Techniques...............    7
6.    Additional Risk Factors....................................   14
7.    Management of the Fund.....................................   17
8.    Information Concerning Shares of the Fund..................   19
          Purchases..............................................   19
          Exchanges..............................................   25
          Redemptions and Repurchases............................   27
          Distribution Plan......................................   29
          Distributions..........................................   32
          Tax Status.............................................   32
          Net Asset Value........................................   33
          Expenses...............................................   33
          Description of Shares, Voting Rights and Liabilities...   34
          Performance Information................................   34
9.    Shareholder Services.......................................   35
      Appendix A -- Waivers of Sales Charges.....................  A-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:


                                          CLASS A        CLASS B       CLASS C
                                         ---------       -------       -------
    Maximum Initial Sales Charge
      Imposed on Purchases of Fund
      Shares (as a percentage of
      offering price)..............          5.75%         0.00%        0.00%
    Maximum Contingent Deferred
      Sales Charge (as a percentage
      of original purchase price or
      redemption proceeds, as
      applicable)..................      See Below(1)      4.00%        1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

    Management Fees................          0.90%         0.90%        0.90%
    Rule 12b-1 Fees................          0.35%(2)      1.00%(3)     1.00%(3)
    Other Expenses (after expense
      limitation)(4)(5)............          0.25%         0.25%        0.25%
                                             ----          ----         ----
    Total Operating Expenses (after
      expense limitation)(5).......          1.50%         2.15%        2.15%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund -- Distribution Plan" below.)


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales. (See "Information Concerning Shares of the Fund -- Distribution Plan" below.)

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
(5) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.25% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" for Class A, Class B and Class C shares would be 1.85%, per annum, respectively and "Total Operating Expenses" for Class A, Class B and Class C shares would be 3.10%, 3.75% and 3.75%, respectively. (See "Information Concerning Shares of the Fund -- Expenses" below.)


                              EXAMPLE OF EXPENSES
                              -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) unless otherwise noted redemption at the end of each of the time periods indicated:


PERIOD                                     CLASS A       CLASS B         CLASS C
------                                     -------     -----------     -----------
                                                               (1)             (1)
1 year...................................   $  72      $62     $22     $32     $22
3 years..................................     102       97      67      67      67

---------------

(1) Assumes no redemption.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION


The following information should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP. During the period from the inception of Class A Shares on January 2, 1997 to August 31, 1997, Class B and Class C shares of the Fund were not available for sale.


                              FINANCIAL HIGHLIGHTS

                               NEW DISCOVERY FUND



                                                                              CLASS A
                                                                          ----------------
                                                                            PERIOD ENDED
                                                                          AUGUST 31, 1997*
                                                                          ----------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period................................         $ 10.00
                                                                               -------
Income from investment operations# --
    Net investment income sec.........................................         $  0.98
    Net realized and unrealized gain on investments...................            2.09
                                                                               -------
Total from investment operations......................................         $  3.07
                                                                               -------
Net asset value -- end of period......................................         $ 13.07
                                                                               =======
Total return..........................................................           30.70%++
Ratios (to average net assets)/Supplemental data sec.:
    Expenses..........................................................            1.50%+
    Net investment income.............................................           12.41%+
Portfolio turnover....................................................             887%
Average commission rate...............................................         $0.0250
Net assets at end of period (000 omitted).............................         $   536


---------------


   *  For the period from the inception of Class A Shares on January 2, 1997, through
      August 31, 1997.
   +  Annualized.
  ++  Not annualized.
   #  Per share data are based on average shares outstanding.
  ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
 ss.  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived by the investment adviser, distributor and shareholder servicing agent and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income............................................     $   0.89
      Ratios (to average net assets)
        Expenses##.....................................................         3.10%+
        Net investment income..........................................        10.81%+


3.  THE FUND

The Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of thirteen series, which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares are currently offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser and is responsible for the management of the Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.

4.  INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in companies that the Adviser believes offer superior prospects for growth. Such securities may either be listed on securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies. While companies in which the Fund invests may be of any size, such as companies in a relatively early stage of development that offer the potential for accelerated earnings or revenue growth (emerging growth companies), or larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, or structural changes in the economy, the Fund will generally invest in companies with small market capitalizations relative to companies included in the Standard & Poor's 500 Stock Index. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies. The Fund seeks to maintain a portfolio weighted median capitalization of $2 billion or less.

The Fund may also invest in fixed income securities offering an opportunity for capital appreciation, including up to 10% of its net assets in fixed income securities rated BB or lower by Standard & Poor's Rating Service ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix B to this Prospectus (see "Additional Risk Factors -- Lower Rated Bonds" below).


The Fund may engage in short sales of securities which the Adviser expects to decline in price (see "Certain Securities and Investment Techniques -- Short Sales" below).


Consistent with its investment objective and policies described above, the Fund may also invest up to, but not including, 20% of its net assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts).


The Fund may engage in certain securities transactions and investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."



5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



Additional information about certain of these securities transactions and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.


FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest include bonds, debentures, mortgage securities, notes, bills, commercial paper, U.S. Government Securities and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.


RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains sufficient oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to lend portfolio securities, it is intended that the value of the securities loaned would not exceed 30% of the value of the net assets of the Fund.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Fund has adopted certain procedures intended to minimize the risks of such transactions.


"WHEN ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments. Although the fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.


U.S. GOVERNMENT SECURITIES: The Fund, for temporary defensive purposes, as discussed below, may invest, in U.S. Government securities, including: (1) the following U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan

Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.


EMERGING GROWTH COMPANIES -- The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.


FOREIGN GROWTH SECURITIES: The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand, Hong Kong and most Western European countries, including Great Britain.


EMERGING MARKETS SECURITIES: Consistent with the Fund's investment objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries (which may include foreign governments and their subdivisions, agencies or instrumentalities). Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

SHORT SALES: If the Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same type of security from a broker or other institution to complete the sale. A Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund will segregate liquid assets to cover its short sale obligations. A Fund will not sell short securities whose underlying value exceeds 40% of its net assets.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and could involve the loss of all or a portion of the principal amount or interest on the investment.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options and purchase put and call options on securities. The Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium less any transaction costs. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

"YIELD CURVE" OPTIONS: The Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed under "Additional Risk Factors" below and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. The Fund may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."

Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. and foreign exchanges.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EMERGING GROWTH COMPANIES: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks.


FIXED INCOME SECURITIES: To the extent a Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund is not subject to restrictions on the maturities of the fixed income securities they hold. The Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.


FOREIGN SECURITIES: The Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Each Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Each Fund may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above such as changes in exchange rates and more limited information about foreign issuers.

EMERGING MARKET SECURITIES: The Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.


Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

LOWER RATED BONDS: The Fund may invest in fixed income securities, and may invest in convertible securities, rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.


The Funds may also invest up to 10% of its net assets in securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds") to the extent described above. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Fund but will be reflected in the net asset value of shares of the Fund.

PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.

The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, the Fund seeks to take advantage of market developments. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For the fiscal year ended August 31, 1997, the Fund had a portfolio turnover rate of over 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than a fund with a lesser portfolio turnover rate. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

                            ------------------------

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of the Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated October 30, 1997. The Fund's portfolio manager is Brian
E. Stack, a Vice President of the Adviser. Mr. Stack has been the portfolio manager of the Fund since the Fund's inception and has been employed as a portfolio manager by the Adviser since 1993. Prior to 1993, Mr. Stack was employed by Robertson, Stephens & Co. as a securities analyst. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 0.90% of the Fund's average daily net assets. Prior to November 1, 1997, the Adviser waived its right to receive management fees from the Fund. On October 30, 1997, shareholders of the Fund approved an increase in the Fund's management fee from 0.75% per annum to 0.90% per annum pursuant to a new investment advisory agreement.


MFS also serves as investment adviser to each of the other MFS Funds and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 30, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $4.1 billion of assets invested in foreign securities, and approximately $44.2 billion of assets invested in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr., James O. Yost, Ellen Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES

Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, Class B and Class C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                              SALES CHARGE* AS
                                               PERCENTAGE OF:             DEALER
                                                                       ALLOWANCE AS A
                                           OFFERING     NET AMOUNT      PERCENTAGE OF
           AMOUNT OF PURCHASE                PRICE       INVESTED      OFFERING PRICE
-------------------------------------------------------------------------------------
Less than $50,000........................    5.75%         6.10%            5.00%
$50,000 but less than $100,000...........    4.75          4.99             4.00
$100,000 but less than $250,000..........    4.00          4.17             3.20
$250,000 but less than $500,000..........    2.95          3.04             2.25
$500,000 but less than $1,000,000........    2.20          2.25             1.70
$1,000,000 or more.......................    None**        None**        See Below**
-------------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

        (i) on investments of $1 million or more in Class A shares;

        (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

        (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;


        (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND


        (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

 COMMISSION PAID BY MFD TO DEALERS           CUMULATIVE PURCHASE AMOUNT
-----------------------------------     -------------------------------------
               1.00%                    On the first $2,000,000, plus
               0.80%                    Over $2,000,000 to $3,000,000, plus
               0.50%                    Over $3,000,000 to $50,000,000, plus
               0.25%                    Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares are waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

        (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                    YEAR OF                       CONTINGENT
                  REDEMPTION                    DEFERRED SALES
                AFTER PURCHASE                      CHARGE
                --------------                  --------------
                First.........................         4%
                Second........................         4%
                Third.........................         3%
                Fourth........................         3%
                Fifth.........................         2%
                Sixth.........................         1%
                Seventh and following.........         0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that year.

Other funds in the MFS Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                            ------------------------

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an

MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs or exchanges, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each Class of shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See
"Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00%, per annum, respectively. Prior to November 1, 1997, MFD waived its right to receive distribution and service fees for Class A shares.


DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends at least annually. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of

31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by the dealer prior to the close of that business day.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 0.25% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares, which it offers exclusively to certain institutional investors, entitled Class I shares. As of the date of this Prospectus, the Trust has thirteen series of shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. Certain of the MFS retirement plans own 98% of the Class A shares of the Fund and therefore control the Fund.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION


From time to time, the Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates initially offered for sale to the public on different dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1997, please see the Fund's annual report. A copy of the Fund's annual report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares;
       this option will be assigned if no other option is specified;

    -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT -- If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM -- Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

DOLLAR COST AVERAGING PROGRAMS

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                            ------------------------


The Fund's SAI, dated January 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) the Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading;
(iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


I. WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

1. DIVIDEND REINVESTMENT

   - Shares acquired through dividend or capital gain reinvestment; and

   - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

2. CERTAIN ACQUISITIONS/LIQUIDATIONS

   - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

   - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

   - Trustees and retired trustees of any investment company for which MFD serves as distributor;

   - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

   - Employees or registered representatives of dealers;

   - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

   - Institutional Clients of MFS or MFS Institutional Advisors, Inc.

4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

   - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and
     Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAs")

   - Death or disability of the IRA owner.

   SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

   - Death, disability or retirement of 401(a) or ESP Plan participant;

   - Loan from 401(a) or ESP Plan;

   - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

   - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

   - Tax-free return of excess 401(a) or ESP Plan contributions;

   - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

   - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
     (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

   SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

   - Death or disability of SRO Plan participant.

6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

   - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

   - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

7. LOAN REPAYMENTS

   - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II. WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

1. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS

   - Shares acquired by Investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund Supermarket account or a similar program under which such clients pay a fee to such dealer.

2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

   - Shares acquired by insurance company separate accounts.

3. RETIREMENT PLANS

   ADMINISTRATIVE SERVICES ARRANGEMENTS

   - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

   REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

   - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

   SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

   IRAs

   - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

   - Tax-free returns of excess IRA contributions.

   401(a) PLANS

   - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

   - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

  ESP PLANS AND SRO PLANS

   - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



   - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

1. SYSTEMATIC WITHDRAWAL PLAN

   - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

2. DEATH OF OWNER

   - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

3. DISABILITY OF OWNER

   - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

  IRAs, 401(a) PLANS, ESP PLANS AND SRO PLANS

  - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

  - Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

  - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

  - Death or disability of a SAR-SEP Plan participant.

THE MFS FAMILY OF FUNDS(R) AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.


STOCK                                                               WORLD
-----------------------------------------------------------         ---------------------------------------------------------------
Massachusetts Investors Trust                                       MFS(R)/Foreign & Colonial Emerging
                                                                       Markets Equity Fund
Massachusetts Investors Growth Stock Fund
                                                                    MFS(R) International Growth Fund(3)
MFS(R) Mark Emerging Growth Fund
                                                                    MFS(R) International Growth and
MFS(R) Equity Income Fund                                              Income Fund(4)

MFS(R) Growth Opportunities Fund                                    MFS(R) World Asset Allocation Fund sm

MFS(R) Large Cap Growth Fund(1)                                     MFS(R) World Equity Fund

MFS(R) Managed Sectors Fund                                         MFS(R) World Governments Fund

MFS(R) Mid Cap Growth Fund(2)                                       MFS(R) World Growth Fund

MFS(R) New Discovery Fund                                           MFS(R) World Total Return Fund

MFS(R) Research Fund
                                                                    NATIONAL TAX-FREE BOND
MFS(R) Research Growth and Income Fund                              ---------------------------------------------------------------
                                                                    MFS(R) Municipal Bond Fund
MFS(R) Strategic Growth Fund
                                                                    MFS(R) Municipal High Income Fund
MFS(R) Union StandardRegistration Mark Equity Fund
                                                                    MFS(R) Municipal Income Fund
MFS(R) Value Fund

                                                                    STATE TAX-FREE BOND
STOCK AND BOND                                                      ---------------------------------------------------------------
-----------------------------------------------------------         Alabama, Arkansas, California, Florida,
MFS(R) Total Return Fund                                            Georgia, Maryland, Massachusetts,
                                                                    Mississippi, New York, North Carolina,
MFS(R) Utilities Fund                                               Pennsylvania, South Carolina, Tennessee,
                                                                    Virginia, West Virginia

BOND
-----------------------------------------------------------         MONEY MARKET
MFS(R) Bond Fund                                                    ---------------------------------------------------------------
                                                                    MFS(R) Cash Reserve Fund
MFS(R) Government Mortgage Fund
                                                                    MFS(R) Government Money Market Fund
MFS(R) Government Securities Fund
                                                                    MFS(R) Money Market Fund
MFS(R) High Income Fund

MFS(R) Intermediate Income Fund

MFS(R) Strategic Income Fund


LIMITED MATURITY BOND
-----------------------------------------------------------           (1)  Formerly MFSRegistration Mark Capital Growth Fund.
MFS(R) Government Limited Maturity Fund                               (2)  Formerly MFSRegistration Mark OTC Fund.
                                                                      (3)  Formerly MFSRegistration Mark/Foreign & Colonial
MFS(R) Limited Maturity Fund                                                 International Growth Fund.
                                                                      (4)  Formerly MFSRegistration Mark/Foreign & Colonial
MFS(R) Municipal Limited Maturity Fund                                       International Growth and Income Fund.

     Investment Adviser
     Massachusetts Financial
     Services Company
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Distributor
     MFS Fund Distributors, Inc.
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Custodian and Dividend
     Disbursing Agent
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     Shareholder Servicing Agent
     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116
     Toll-free: (800) 225-2606

     Mailing Address:
     P.O. Box 2281
     Boston, MA 02107-9906

     Independent Auditors

     Ernst & Young LLP

     200 Clarendon Street
     Boston, MA 02116

                                                             ----------------
[MFS INVESTMENT MANAGEMENT                                       Bulk Rate
WE INVENTED THE MUTUAL FUND LOGO]                              U.S. Postage
                                                                   Paid
                                                                   MFS
                                                             ----------------

MFS(R) NEW DISCOVERY FUND

500 Boylston Street, Boston,MA 02116-3741










This is your fund's current prospectus.
Please keep it with your financial records because it provides important facts about your investment.











                                                               MND-1-1/98/252M

[MFS INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND LOGO]


MFS(R) NEW DISCOVERY FUND                                                   STATEMENT OF
                                                                            ADDITIONAL INFORMATION

(A member of the MFS Family of Funds(R))                                           January 1, 1998
--------------------------------------------------------------------------------------------------


                                                                                              Page
                                                                                              ----
  1.  Definitions...........................................................................    2
  2.  Investment Objective, Policies and Restrictions.......................................    2
         Certain Securities and Investment Techniques.......................................    2
  3.  Management of the Fund................................................................   15
         Trustees...........................................................................   15
         Officers...........................................................................   16
         Trustee Compensation Table.........................................................   16
         Investment Adviser.................................................................   17
         Administrator......................................................................   17
         Custodian..........................................................................   17
         Shareholder Servicing Agent........................................................   17
         Distributor........................................................................   18
  4.  Portfolio Transactions and Brokerage Commissions......................................   18
  5.  Shareholder Services..................................................................   19
         Investment and Withdrawal Programs.................................................   19
         Exchange Privilege.................................................................   22
         Tax-Deferred Retirement Plans......................................................   22
  6.  Tax Status............................................................................   23
  7.  Distribution Plan.....................................................................   24
  8.  Determination of Net Asset Value and Performance......................................   25
  9.  Description of Shares, Voting Rights and Liabilities..................................   28
 10.  Independent Auditors and Financial Statements.........................................   28


MFS(R) NEW DISCOVERY FUND
A series of MFS Series Trust I
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --   MFS New Discovery Fund, a
                              diversified series of the
                              Trust.
"Trust"                --   MFS Series Trust I, a
                              Massachusetts business
                              Trust, organized on July
                              22, 1986. The Trust was
                              known as "MFS Lifetime
                              Managed Sectors Fund"
                              prior to August 1, 1993,
                              and as "Lifetime Managed
                              Sectors Trust" prior to
                              August 3, 1992.
"MFS" or the "Adviser" --   Massachusetts Financial
                              Services Company, a
                              Delaware corporation.
"MFD"                  --   MFS Fund Distributors,
                              Inc., a Delaware
                              corporation.
"Prospectus"           --   The Prospectus of the Fund,
                              dated January 1, 1998, as
                              amended or supplemented
                              from time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVE AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment techniques and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objective and Policies," "Certain Securities and Investment Techniques" and "Additional Risk Factors" sections of the Prospectus.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's net assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

SHORT SALES: The Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

The Fund may make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. The Fund may also enter into so called "naked" short sales, i.e., when a security identical to or exchangeable into the security borrowed and sold short is not owned by the Fund.

No securities will be sold short by the Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 40% of the value of the Fund's net assets.

Whenever the Fund engages in short sales, its custodian segregates liquid assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their principal value or interest rates may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates and could involve the loss of all or a portion of the principal amount of the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the investment.


SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

RESET OPTIONS: In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

"YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. (See "Options on Securities.")

FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

FORWARD CONTRACTS: The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the Fund (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options, or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

The Fund may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS -- In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.

RISKS OF INVESTING IN LOWER RATED BONDS -- The Fund may invest in fixed income securities, and may invest in convertible securities, rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services

("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Funds may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps, and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by a Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not a Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS -- The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or
(ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy):

The Fund may not:

  (1) borrow amounts in excess of 33 1/3 of its assets including amounts borrowed;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

  (4) issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

  (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

  (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1) and non-fundamental investment policy (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

  (2) invest more than 15% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 10% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

  (3) invest for the purpose of exercising control or management;

  (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act; currently, the Fund does not intend to invest more than 5% of its net assets in such securities;

  (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;

  (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), and Forward Contracts;

  (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;


  (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;



  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, Options on Foreign Currencies or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



  (10) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.


3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D., (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company,
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (prior to November, 1997)
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director

Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (prior to September 1996)


MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)

Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (prior to September 1994)


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and
  Associate General Counsel
---------------

*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

While the Fund pays the compensation of the non-interested Trustees and Mr. Bailey, the Trustees are currently waiving their rights to receive such fees. The Fund has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

TRUSTEE COMPENSATION TABLE


                         TRUSTEE     RETIREMENT
                          FEES        BENEFIT        ESTIMATED         TOTAL
                          FROM       ACCRUED AS       CREDITED      TRUSTEE FEES
                           THE      PART OF FUND      YEARS OF       FROM FUND
       TRUSTEE           FUND(1)     EXPENSE(1)      SERVICE(2)      COMPLEX(3)
Walter E. Robb, III....    $0           $0                6           $149,258
Marshall N. Cohan......     0            0                6            149,258
Sir David Gibbons......     0            0                6            136,508
Richard B. Bailey......     0            0                6            247,168
Ward Smith.............     0            0               10            149,258
Abby M. O'Neill........     0            0                7            123,758
Dr. Lawrence Cohn......     0            0               16            136,508
J. Dale Sherratt.......     0            0               18            149,258


---------------


(1) For the fiscal year ending August 31, 1997.



(2) Based upon normal retirement age (75).



(3) Information provided is provided for calendar year 1996. All Trustees served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $15 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS complex (having aggregate net assets at December, 1996 of approximately $38.5 billion).



As of November 29, 1997, the Trustees and officers as a group owned less than 1% of the Fund's shares, not including 205,908.97 Class I shares of the Fund (which represent approximately 9.3% of the outstanding shares of the Fund) owned of record by certain employee benefit plans of MFS of which Messrs. Brodkin, Scott and Shames are Trustees.



As of November 29, 1997, Dain Bosworth, Inc., FBO Charles J. Vasilius, 11201 Linda Vista Drive, Lakwood, CO 80215-1239 was the owner of approximately 5.73% of the outstanding Class A shares of the Fund; Donaldson, Lufkin & Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-2052 was the owner of approximately 5.58% of the outstanding Class A shares of the Fund; Merrill Lynch, Pierce, Fenner & Smith Inc., FBO its Customers, Attention: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 was the owner of approximately 11.71% and 17.39% of the outstanding Class B and Class C shares of the Fund, respectively; and the MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA 02116-3740 was the owner of approximately 99.99% of the outstanding Class I shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated October 30, 1997 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."


For the period from the commencement of investment operations on January 2, 1997 to the Fund's fiscal year end of August 31, 1997, the Adviser waived its right to receive management fees from the Fund.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.

The Advisory Agreement will remain in effect until October 30, 1999 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR


MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period March 1, 1997 through August 31, 1997, MFS received $132 under the Agreement.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement dated September 10, 1986 as amended, (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the period from the inception date of Class A shares on January 2, 1997 to the Fund's fiscal year end of August 31, 1997, MFD did not receive any sales charges on sales of Class A shares of the Fund.



The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and
Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.


The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the period ended August 31, 1997, the Fund paid total brokerage commissions of $22,001 on total transactions of $890,727.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax Adviser for further information.

EXCHANGE PRIVILEGE

Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax Advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

- Individual Retirement Accounts (IRAs) (for individuals and their Non-employed spouses who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

- Simplified Employee Pension (SEP-IRA) Plans;
- Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

- 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

- Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax Adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates or trusts at maximum rates of 20%, 25%, or 28%, depending on the source of the gain. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of that Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).


The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may under certain circumstances make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains or losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


The Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

7. DISTRIBUTION PLAN


The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.


During the period from the inception date of Class A shares on January 2, 1997, to the fiscal year ended August 31, 1997, distribution and service fees for Class A shares under the Distribution Plan were not imposed.



GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum with respect to Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "Class Inception Date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


The aggregate total rate of return for Class A shares of the Fund for the period from January 2, 1997 (class inception date) through the fiscal year ended August 31, 1997 was 24.48% (including the effect of sales charges) and 30.70% (without the effect of sales charges). Class B and C shares were not available for sale during this period. The aggregate total rate of return for Class I shares of the Fund during the period was 30.80%.



Total rate of return figures would have been lower if fee reductions were not in place. These figures are not calculated on an annualized basis. The aggregate total return represents a limited time frame and may not be indicative of future performance.



YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.



CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 5.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.



GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent \publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund (Class A, Class B, Class C and Class I shares). Of the twelve other series of the Trust, all offer Class A and Class B shares, eleven offer Class C shares and eleven offer Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
     FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the period from January 2, 1997 (commencement of investment operations) to August 31, 1997, the Statement of Changes in Net Assets for the period from January 2, 1997 (commencement of investment operations) to August 31, 1997, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS

Ernst & Young LLP

200 Clarendon Street, Boston, MA 02116











MFS(R) NEW DISCOVERY FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[MFS INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND LOGO]


                                                                MND-13-11/97/500

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT

ANNUAL REPORT
AUGUST 31, 1997

o MFS(R) CORE GROWTH FUND
o MFS(R) EQUITY INCOME FUND
o MFS(R) SPECIAL OPPORTUNITIES FUND
o MFS(R) BLUE CHIP FUND
o MFS(R) CONVERTIBLE SECURITIES FUND
o MFS(R) NEW DISCOVERY FUND
o MFS(R) RESEARCH INTERNATIONAL FUND
o MFS(R) SCIENCE AND TECHNOLOGY FUND

              [Graphic Omitted]

MFS(R) CORE GROWTH FUND                                           MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) EQUITY INCOME FUND                                         MFS(R) NEW DISCOVERY FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                                 MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) BLUE CHIP FUND                                             MFS(R) SCIENCE AND TECHNOLOGY FUND
Trustees
A. Keith Brodkin* - Chairman and President                        SECRETARY
                                                                  Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                        ASSISTANT SECRETARY
Massachusetts Financial Services Company;                         James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                                           CUSTODIAN
                                                                  State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                                  AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,                Ernst & Young LLP
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School                                            INVESTOR INFORMATION
                                                                  For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive              1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Bank of
N.T. Butterfield & Son Ltd.                                       For information on MFS mutual funds, call your financial
                                                                  adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor; Director, Rockefeller         1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Financial Services, Inc. (investment advisers)                    Eastern time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer, Benchmark          INVESTOR SERVICE
Advisors, Inc. (corporate financial consultants); President,      MFSService Center, Inc.
Benchmark Consulting Group, Inc. (office services);               P.O. Box 2281
Trustee, Landmark Funds (mutual funds)                            Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice President, Director      For general information, call toll free: 1-800-225-2606
and Secretary, Massachusetts Financial Services Company           any business day from 8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,                      For service to speech- or hearing-impaired, call toll free:
Massachusetts Financial Services Company                          1-800-637-6576 any business day from 9 a.m. to 5 p.m.
                                                                  Eastern time. (To use this service, your phone must be
J. Dale Sherratt - President, Insight Resources, Inc.             equipped with a Telecommunications Device for the Deaf.)
(acquisition planning specialists)
                                                                  For share prices, account balances, and exchanges, call toll
Ward Smith - Former Chairman (until 1994), NACCO                  free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Industries; Director, Sundstrand Corporation                      touch-tone telephone.

INVESTMENT ADVISER                                                WORLD WIDE WEB
Massachusetts Financial Services Company                          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                                  [DALBAR LOGO] For the fourth year in a row, MFS
Distributor                                                       earned a #1 ranking in the DALBAR, Inc.
MFS Fund Distributors, Inc.                                       Broker/Dealer Survey, Main Office Operations
500 Boylston Street                                               Service Quality Category. The firm achieved a
Boston, MA 02116-3741                                             3.42 overall score on a scale of 1 to 4 in the
                                                                  1997 survey. A total of 111 firms responded,
PORTFOLIO MANAGERS*                                               offering input on the quality of service they
Irfan Ali                                                         received from 29 mutual fund companies
John F. Brennan, Jr.                                              nationwide. The survey contained questions
Mitchell D. Dynan                                                 about service quality in 11 categories,
Judith Noelle Lamb                                                including "knowledge of operations contact,"
Robert J. Manning                                                 "keeping you informed," and "ease of doing
Lisa B. Nurme                                                     business" with the firm.
Kevin R. Parke
Stephen Pesek
Brian E. Stack

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*AFFILIATED WITH THE INVESTMENT ADVISER

LETTER FROM THE CHAIRMAN

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    September 15, 1997

PORTFOLIO MANAGERS' OVERVIEWS

MFS Core Growth Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 45.22%, and Class I shares returned 45.31%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Four general themes best describe the Fund's current holdings, which are built from the bottom up based on individual stock selection. First, the Fund seeks companies with high unit sales growth that can support above-average revenue growth. Second, the Fund looks for companies that we believe could exhibit accelerated earnings growth driven by new product cycles and/or acquisitions that contribute to growth. Third, the Fund seeks companies that seem able to control their own destinies through internal changes such as cost cutting or consolidation. This encompasses companies with the potential to make higher-than-average levels of incremental internal investment. Finally, the Fund seeks companies that, in our opinion, have the potential to benefit from a fundamental mismatch in the balance between supply and demand.

Positions in several industry sectors have been added to the Fund or have been increased in recent months, including drug store chains, in which we expect to see growth as the population ages, and entertainment companies, in which consolidations are continuing. We have also increased the Fund's holdings in the oil service sector, which is benefiting from a mismatch in supply and demand, as well as in package delivery companies, which are capitalizing on the strong economy and wage pressures at United Parcel Service.

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

MFS Equity Income Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 38.05%, and Class I shares returned 37.95%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500.

The Fund's top holdings remain in the financial services, utilities, energy, and industrial goods and services sectors. Within financial services, the Fund remains heavily weighted in insurance stocks, in which restructuring and consolidation are leading to improved returns and better valuations. The Fund's utility holdings are concentrated in gas distribution companies, high-quality, low-cost electric utilities, and well-positioned local and long-distance telephone companies. Essentially, the Fund is seeking to invest in companies that we believe are well insulated from heightened competition and/ or companies that may benefit from continuing consolidation in these industries. The energy sector remains a key one for the Fund, especially those companies that are dedicated to increasing production, cutting costs, and improving returns in lagging businesses such as refining. Pollution control is a growing portion of the Fund's holdings in industrial goods and services. This industry has underperformed the market for several years but is now refocusing on its core business, embracing cost cutting, and allocating capital more carefully.

The Fund continues to seek holdings in companies that we believe provide attractive dividend yields and reasonable valuations, characteristics that we feel could provide protection against price declines in a volatile market.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

MFS Special Opportunities Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 31.84%, and Class I shares returned 32.23%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500 and to a 15.55% return for the average high-yield corporate bond fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to have the majority of its assets in common stocks because we have found few attractive investments in the distressed and high-yield markets. The Fund's investment strategy continues to incorporate both growth and value disciplines. We have found investment opportunities in companies that have recently emerged from bankruptcy, companies with financially leveraged capital structures but with strong cash flow and solid earnings prospects, and companies with attractive growth prospects but with valuations that don't fully reflect these prospects. Our overall stock market perspective continues to be cautious; however, we have been able to find an adequate number of special situations for investment. The weighting of high-yield and distressed bonds is likely to increase as more-appealing investment ideas become available.

/s/ John F. Brennan, Jr.                        /s/ Robert J. Manning

    John F. Brennan, Jr.                            Robert J. Manning
    Portfolio Manager                               Portfolio Manager


MFS Blue Chip Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 17.70%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.91% return for the S&P 500 for the same period.

The Fund's investment strategy continues to be predicated on the assumption that the global economy will grow slowly during 1998 and that U.S. interest rates will remain fairly stable. In the United States, this assumption is supported by the longevity of the current economic recovery and the high levels of consumer debt. Economic growth remains moderate in a good part of Europe. Double-digit unemployment rates in France (in addition to tax increases) and Germany should prevent these economies from accelerating. Japan is weak, and economic growth in other Asian countries could slow as interest rates rise.

The Fund is positioned relatively defensively, with the bulk of its investments in companies that we believe can sustain double-digit earnings growth in a slow-growth environment. Earnings ultimately drive stock prices, and investors will bid up the share prices of companies that can achieve above-average earnings growth.

The Fund's holdings are diverse and spread across many industries. However, consistent with this defensive posture, the Fund continues to be overweighted in the consumer staples and health care sectors. Conversely, the Fund is significantly underweighted in basic materials and automobiles and housing. The industrial goods sector is overweighted but aerospace and defense companies have been emphasized. We believe this sector should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than the market's, but all of this is in supermarkets and drug stores. The financial services sector is overweighted, with an emphasis on high-quality regional banks and insurance companies. The weightings in energy and utilities and communications approximate those of the market, with the primary energy holdings being large multinational oil companies. While the utility holdings offer modest price appreciation, they are viewed as the ballast in the portfolio and contribute to the Fund's yield. Emphasis has also been placed on companies that have significant recurring revenue streams and/or that participate in dynamic, high-growth markets. Examples would be First Data, DST Systems, and Service Corporation International. For the same reasons, the bulk of the Fund's technology investments are in the software industry.

/s/ Mitchell D. Dynan

    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 14.70%, while its Class I shares returned 14.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 15.98% return for the Merrill Lynch All Convertibles Index, an unmanaged index of convertible securities, and to a 14.48% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund is taking an extremely defensive posture due to the stock market's current high valuation and its increased volatility in order to preserve capital. Convertible securities comprise 80% of the portfolio, versus the required 65% minimum. Increased demand for the convertible asset class has led to a more expensive convertible market, as illustrated by the aggressive pricing of new issues. In response, the portfolio is skewed toward convertibles that are technically cheap; that is, those whose price movements correlate well with upward price movements in the underlying common stock and that have above-average yield.

The Fund's overall strategy is to invest in companies that we believe are benefiting from one or more of the following trends: industry consolidation, market dominance, and cost containment. Performance was favorably impacted by overweightings in industrial goods and services companies, including Browning Ferris, Corning, and U.S. Filter; leisure companies, which included American Radio Systems and Royal Caribbean Cruises; financial services companies such as Frontier Insurance and MGIC Investment Corp.; and technology companies, including Baan and Data General. Conversely, companies in the basic materials sector, such as RMI Titanium and Titanium Metals, detracted from year-to-date performance. A value-oriented approach will continue to be used to evaluate company fundamentals and the technical aspects of convertible securities.

/s/ Judith Noelle Lamb

    Judith Noelle Lamb
    Portfolio Manager

MFS New Discovery Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 30.70%, while its Class I shares returned 30.80%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.97% return for the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Fund invests principally in the shares of emerging companies that we believe have the potential to grow into large enterprises. We maintain significant weightings in the technology, health care, lodging, media, and business and information services industries. We regard these as fundamentally attractive sectors within which innovative and well-managed companies can be expected to experience sustainable unit and earnings growth well above that seen in the broader economy.

Among the factors contributing to the Fund's favorable performance were gains in the shares of Summit Design, a provider of electronic design and automation software, and Idexx Laboratories, a manufacturer of veterinary diagnostics equipment and consumables. In addition, advances were recorded by broadcasters American Radio Systems and Jacor Communications. The portfolio also benefited from appreciation in the shares of Affiliated Computer Services and in high- end hotel operators such as Wyndham, Renaissance, and Doubletree hotels.

Our research efforts continue to identify many attractively valued, emerging growth companies that we believe can deliver exceptional long-term returns. This, coupled with a market backdrop that suggests the potential for renewed interest in smaller-company shares, makes us optimistic about performance prospects for the year ahead.

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

MFS Research International Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 9.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.39% return for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an unmanaged index of international stocks.

The top five sectors in the Fund are financial services (at 14.8% of assets), technology (12.1%), utilities and communications (11.8%), leisure (11.0%), and industrial goods and services (9.3%). The three top holdings are Nippon Broadcasting, Secom, and Canon. Nippon Broadcasting is the world's largest radio network operating company and has held the top audience ratings in Japan for the past 22 years. We believe the company can continue to increase earnings by 10% to 15% per year over the next several years. Secom holds a dominant 60% market share of the electronic security market in Japan and holds over a 70% market share through subsidiaries in Korea, Taiwan, Thailand, Malaysia, and Singapore. We expect Canon's underlying operating growth to be at 12% in the coming year. The company's valuation is currently cheap for a quality growth company.

In the technology sector, Sony's new digital product launches and strong product pipeline continue to offer the company significant opportunity, while its new management's compensation is directly tied to the company's performance. Through major distributors in Europe and Japan, Sony Pictures will soon exploit the 3,400 movie titles it has in its motion picture bank. As a result, we expect operating profits to grow at an average of over 20% over the next couple of years.

Within the financial services sector, several banks and insurance companies in Hong Kong, Great Britain, France, and Japan continue to demonstrate good earnings growth that, coupled with substantial cost savings, should yield excellent results.

The Fund is based upon the international research analysts' best ideas within their industries. Stocks are selected after careful, in-depth, fundamental analysis of companes' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for the Fund represent companies that the analysts believe offer the best possibilities for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings are a result of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape. We will continue to use a bottom-up, fundamental approach to investing in companies for the Fund.

/s/ Kevin R. Parke
    Kevin R. Parke
    Director of Research

The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS Science and Technology Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 25.30%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 23.44% return for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 19.78% return for the average technology fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to seek companies that we believe are fast growing, have market share leadership, and have a defensible strategic position. Holdings remain focused in the computer software, networking, business services, and semiconductor areas. To date, the Fund has not made significant investments in the health care sector.

The Fund's performance has been favorably impacted by stock selection and by a generally strong technology market. The volatility of the technology sector has also provided attractive buying opportunities during times of price weakness. Top holdings include Oracle Systems, Microsoft, and Computer Associates International. All three of these stocks have seen outstanding price appreciation driven by a healthy industry environment and by each management's ability to deliver superior financial results. We believe the outlook for the technology sector remains highly attractive, while the outlook for the health care sector should start to improve.

/s/ Irfan Ali
         Irfan Ali
    Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

MFS CORE GROWTH FUND
Stephen Pesek joined MFS as a research analyst and was named Vice President Investments in 1994. He is a graduate of the University of Pennsylvania and Columbia University.

MFS EQUITY INCOME FUND
Lisa B. Nurme joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. Ms. Nurme is a graduate of the University of North Carolina.

MFS SPECIAL OPPORTUNITIES FUND
John F. Brennan, Jr., has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President Investments in 1988 and Senior Vice President in 1995.

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and the Boston College Graduate School of Management, he was named Vice President Investments in 1988 and Senior Vice President in 1993.

MFS BLUE CHIP FUND
Mitchell D. Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988.

MFS CONVERTIBLE SECURITIES FUND
Judith Noelle Lamb joined MFS in 1992 as Vice President and analyst specializing in convertible securities. She is a graduate of New York University and the New York University Graduate School of Business.

MFS NEW DISCOVERY FUND
Brian E. Stack joined the MFS Research Department as Vice President Investments in 1993. A graduate of Boston College and the Darden School of Business at the University of Virginia, he has worked as an equity analyst since 1987.

MFS RESEARCH INTERNATIONAL FUND
The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Kevin R. Parke. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, Mr. Parke joined the MFS Research Department in 1985 as an industry specialist and was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, Director of Equity Research in 1995, and Executive Vice President in 1997.

MFS SCIENCE AND TECHNOLOGY FUND
Irfan Ali joined MFS in 1993 as an industry specialist. A graduate of Harvard College and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President in 1996 and Vice President in 1997.

INVESTMENT OBJECTIVES

MFS CORE GROWTH FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies that have above-average growth potential. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS EQUITY INCOME FUND
The primary objective of the Fund is reasonable income and the secondary objective is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may also invest up to 35% of its total assets in fixed-income securities, including up to 20% of its net assets in fixed-income securities rated "BB" or lower by Standard & Poor's Rating Group or Fitch Investors Service, Inc., or "Ba" or lower by Moody's Investors Service, Inc.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS SPECIAL OPPORTUNITIES FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed-income securities that represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS BLUE CHIP FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable, and established companies that the Fund's investment adviser believes have above-average capital appreciation potential. The Fund may invest up to 35% of its total assets in other securities (including emerging growth companies) offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS CONVERTIBLE SECURITIES FUND
The objective of the Fund is to maximize total return through a combination of current income and capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible securities, and may invest up to 35% of its total assets in nonconvertible corporate and U.S. government fixed-income securities, equity securities, and money market instruments. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS NEW DISCOVERY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies of any size that the Fund's manager believes offer superior prospects for growth. The Fund emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies) and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS RESEARCH INTERNATIONAL FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS SCIENCE AND TECHNOLOGY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies that the Fund's manager expects to benefit from scientific and technological advances and improvements, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). The Fund may also invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

The information below and on the following page illustrates the historical performance of the Funds' Class A shares in comparison to various market indicators. Class A share performance results reflect no sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

MFS CORE GROWTH FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2,
1996, through August 31, 1997)

                 MFS Core           S&P 500             Consumer
               Growth Fund         Composite           Price Index
                - Class A           Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 12,330            $ 10,745            $ 10,253
2/97            $ 15,303            $ 13,166            $ 10,405
8/97            $ 17,905            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Core Growth Fund (Class A) at net asset value       +45.22%      +41.95%
------------------------------------------------------------------------------
MFS Core Growth Fund (Class I) at net asset value       +45.31%      +42.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS EQUITY INCOME FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)

                MFS Equity          S&P 500             Consumer
               Income Fund         Composite           Price Index
                - Class A            Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,070            $ 10,745            $ 10,253
2/97            $ 13,312            $ 13,166            $ 10,405
8/97            $ 15,282            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Equity Income Fund (Class A) at net asset value     +38.05%      +29.05%
------------------------------------------------------------------------------
MFS Equity Income Fund (Class I) at net asset value     +37.95%      +29.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS SPECIAL OPPORTUNITIES FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)


                MFS Special         S&P 500             Consumer
            Opportunities Fund     Composite           Price Index
                - Class A            Index                - U.S.
            ------------------     ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,360            $ 10,745            $ 10,253
2/97            $ 12,789            $ 13,166            $ 10,405
8/97            $ 14,976            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                            1 Year    Life of Fund+
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class A) at net asset value    +31.84%     +27.49%
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class I) at net asset value    +32.23%     +27.72%
------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                         +40.78%     +28.29%
------------------------------------------------------------------------------------
Average high-yield corporate bond fund*                        +15.55%     +13.22%
------------------------------------------------------------------------------------
Consumer Price Index*,**                                       + 2.19%     + 2.85%
------------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors. Class I share results include the performance and the operating expenses of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE PERCENTAGE OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR THE FUNDS
   WAS:

                FUND              DIVIDENDS-RECEIVED DEDUCTION

                ----------------------------------------------
                MFS CORE GROWTH FUND                     2.64%
                MFS EQUITY INCOME FUND                  21.37%
                MFS SPECIAL OPPORTUNITIES FUND           4.84%
                MFS BLUE CHIP FUND                      48.57%
                MFS CONVERTIBLE SECURITIES FUND         91.49%
                MFS NEW DISCOVERY FUND                   0.36%
                MFS RESEARCH INTERNATIONAL FUND          0.04%
                MFS SCIENCE AND TECHNOLOGY FUND          4.16%

   FOREIGN TAX CREDIT

   THE RESEARCH INTERNATIONAL FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 11.8% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 1.1% OF ITS ORDINARY INCOME.

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CORE GROWTH FUND
Stocks - 96.2%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace - 0.6%
    Thiokol Corp.                                           200     $   15,925
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Continental Airlines Holdings, Inc.*                    400     $   14,650
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Hayes Wheels International, Inc.*                       400     $   13,000
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Comerica, Inc.                                          200     $   14,163
    Northern Trust Corp.                                    400         21,250
                                                                    ----------
                                                                    $   35,413
-------------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*                500     $   13,125
    Sun Microsystems, Inc.*                                 300         14,400
    Texas Instruments, Inc.                                 275         31,247
                                                                    ----------
                                                                    $   58,772
-------------------------------------------------------------------------------
  Business Services - 3.1%
    At Home Corp.*                                          100     $    1,913
    Computer Sciences Corp.*                                350         26,031
    Corporate Family Solutions, Inc.*                       100          1,500
    CUC International, Inc.*                              1,200         28,200
    Ikon Office Solutions, Inc.                             800         20,800
    Innova Corp.*                                           100          2,200
    Lamalie Associates, Inc.*                               100          1,900
    Pierce Leahy Corp.*                                     100          2,725
                                                                    ----------
                                                                    $   85,269
-------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                          300     $   24,469
    Ferro Corp.                                             500         18,813
                                                                    ----------
                                                                    $   43,282
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                        150     $   19,828
-------------------------------------------------------------------------------
  Computer Software - Systems - 8.0%
    Aehr Test Systems*                                      100     $    1,750
    Aris Corp.*                                             100          2,450
    BMC Software, Inc.*                                     300         18,788
    Cadence Design Systems, Inc.*                           600         28,538
    Compaq Computer Corp.*                                  650         42,575
    Computer Associates International, Inc.                 500         33,438
    Compuware Corp.*                                        550         33,963
    Lear Corp.*                                             100          4,581
    Oracle Systems Corp.*                                   900         34,313
    Peritus Software Services, Inc.*                        100          2,500
    Synopsys, Inc.*                                         450         15,581
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  219,702
-------------------------------------------------------------------------------
  Consumer Goods and Services - 7.5%
    Colgate-Palmolive Co.                                   200     $   12,550
    Meyer Fred, Inc.*                                       400         20,800
    Philip Morris Cos., Inc.                                950         41,444
    RJR Nabisco Holdings Corp.                              550         19,147
    Tyco International Ltd.*                              1,440        112,950
                                                                    ----------
                                                                    $  206,891
-------------------------------------------------------------------------------
  Containers - 3.1%
    AptarGroup, Inc.                                        350     $   19,688
    Corning, Inc.                                           550         29,081
    Jefferson Smurfit Corp.*                                700         13,606
    Stone Container Corp.                                 1,300         22,425
                                                                    ----------
                                                                    $   84,800
-------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Westinghouse Electric Corp.                             500     $   12,875
-------------------------------------------------------------------------------
  Electronics - 7.7%
    Altera Corp.*                                           350     $   18,638
    Analog Devices, Inc.*                                   500         16,563
    Atmel Corp.*                                            700         24,762
    Intel Corp.                                             600         55,275
    International Rectifier Corp.*                          600         13,688
    KLA-Tencor Corp.*                                       200         14,175
    Kulicke & Soffa Industries, Inc.*                       600         27,563
    Teradyne, Inc.*                                         750         41,766
                                                                    ----------
                                                                    $  212,430
-------------------------------------------------------------------------------
  Entertainment - 5.5%
    American Radio Systems Corp., "A"*                      650     $   32,013
    Clear Channel Communications, Inc.*                     500         33,969
    Gemstar Group Ltd.*                                     800         16,400
    ITT Corp.*                                              250         15,703
    LIN Television Corp.*                                   500         23,719
    Univision Communications, Inc., "A"*                    600         30,750
                                                                    ----------
                                                                    $  152,554
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    American Express Co.                                    325     $   25,269
    Associates First Capital Corp., "A"                     200         11,613
    Federal National Mortgage Assn.                         500         22,000
    Morgan Stanley, Dean Witter, Discover and Co.           300         14,438
                                                                    ----------
                                                                    $   73,320
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Archer-Daniels-Midland Co.                              525     $   11,353
    Wrigley (Wm) Junior Co.                                 300         21,750
                                                                    ----------
                                                                    $   33,103
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Champion International Corp.                            400     $   23,675
-------------------------------------------------------------------------------
  Insurance - 5.5%
    Chubb Corp.                                             225     $   15,047
    CIGNA Corp.                                             150         27,506
    Conseco, Inc.                                           775         33,325
    Frontier Insurance Group, Inc.                          100          3,500
    Hartford Life, Inc., "A"                                100          3,731
    Lincoln National Corp.                                  350         23,428
    Nationwide Financial Services, Inc., "A"                100          2,775
    Progressive Corp.                                       150         14,850
    Reliastar Financial Corp.                               250         18,688
    Travelers Group, Inc.                                   150          9,525
                                                                    ----------
                                                                    $  152,375
-------------------------------------------------------------------------------
  Machinery - 0.1%
    JLK Direct Distribution, Inc., "A"*                     100     $    2,413
-------------------------------------------------------------------------------
  Medical and Health Products - 6.8%
    Arterial Vascular Engineering, Inc.*                    600     $   22,200
    Boston Scientific Corp.*                                400         28,200
    Bristol-Myers Squibb Co.                                400         30,400
    McKesson Corp.                                          275         25,764
    Mentor Corp.                                          1,000         30,750
    Ocular Sciences, Inc.*                                  100          1,913
    Schering Plough Corp.                                   960         46,080
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $  187,957
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.0%
    AmeriSource Health Corp. "A"*                           600     $   30,037
    HEALTHSOUTH Corp.*                                      800         19,950
    Mariner Health Group, Inc.*                             300          4,350
    Medtronic, Inc.                                          50          4,519
    Orthalliance, Inc.*                                     100          1,388
    St. Jude Medical, Inc.*                                 650         24,741
    United Healthcare Corp.                                 840         40,845
    Vencor, Inc.*                                           300         12,038
                                                                    ----------
                                                                    $  137,868
-------------------------------------------------------------------------------
  Office Equipment - 1.1%
    Office Depot, Inc.*                                   1,600     $   29,500
-------------------------------------------------------------------------------
  Oil Services - 4.0%
    Trico Marine Services, Inc.*                            400     $   12,400
    Baker Hughes, Inc.                                      200          8,475
    Cal Dive International, Inc.*                           100          3,400
    Camco International, Inc.                               250         17,219
    Cooper Cameron Corp.*                                   300         19,463
    Friede Goldman International, Inc.*                     100          4,025
    Noble Drilling Corp.*                                   800         22,750
    Weatherford Enterra, Inc.*                              500         23,031
                                                                    ----------
                                                                    $  110,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Republic Industries, Inc.*                              500     $   12,281
    Waste Management, Inc.                                  400         12,800
                                                                    ----------
                                                                    $   25,081
-------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    CMP Media, Inc.*                                        100     $    2,675
    Quipp, Inc.*                                          1,200         18,000
                                                                    ----------
                                                                    $   20,675
-------------------------------------------------------------------------------
  Railroads - 2.3%
    Burlington Northern Santa Fe Railway Co.                225     $   20,630
    Kansas City Southern Industries, Inc.                   200         14,975
    Wisconsin Central Transportation Corp.*                 900         27,900
                                                                    ----------
                                                                    $   63,505
-------------------------------------------------------------------------------
  Real Estate - 0.2%
    Equity Office Properties Trust*                         200     $    5,838
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Hilton Hotels Corp.                                     950     $   29,153
    Prime Hospitality Corp.*                                500          9,500
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $   40,478
-------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Keystone International, Inc.                            600     $   22,613
-------------------------------------------------------------------------------
  Stores - 7.6%
    CVS Corp.                                               800     $   45,100
    Dollar General Corp.                                    450         18,647
    Linens 'N Things, Inc.*                                 450         13,050
    Penney (J.C.), Inc.                                     400         24,000
    Rite Aid Corp.                                        1,900         95,119
    Viking Office Products, Inc.*                           700         14,788
                                                                    ----------
                                                                    $  210,704
-------------------------------------------------------------------------------
  Telecommunications - 4.8%
    3Com Corp.*                                             400     $   19,975
    Ascend Communications, Inc.*                            250         10,609
    Aspect Telecommunications Corp.*                      1,200         26,400
    Bay Networks, Inc.*                                     550         19,456
    Cable Design Technologies Corp.*                        500         16,719
    Cisco Systems, Inc.*                                    250         18,844
    Intermedia Communications, Inc.*                        350         12,513
    Qwest Communications International, Inc.*               200          8,150
                                                                    ----------
                                                                    $  132,666
-------------------------------------------------------------------------------
  Transportation - 1.3%
    Caliber Systems, Inc.                                   500     $   20,875
    CNF Transportation, Inc.                                400         14,450
                                                                    ----------
                                                                    $   35,325
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Sprint Corp.                                            400     $   18,787
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,506,512
-------------------------------------------------------------------------------
Foreign Stocks - 5.3%
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               500     $   24,844
    Coca-Cola Beverages Ltd. (Beverages)*                   700         11,074
                                                                    ----------
                                                                    $   35,918
-------------------------------------------------------------------------------
  Ireland - 0.7%
    Elan Corp. PLC, ADR (Health Products)*                  450     $   20,475
-------------------------------------------------------------------------------
  Netherlands - 0.6%
    Akzo Nobel (Chemicals)                                  100     $   15,466
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Kuoni Reisen Holdings AG (Transportation)                 6     $   24,620
-------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Danka Business Systems PLC, ADR (Business Services)     475     $   22,206
    British Petroleum PLC, ADR (Oil and Gas)                200         16,925
    Grand Metropolitan PLC (Food and Beverage Products)   1,300         11,934
                                                                    ----------
                                                                    $   51,065
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  147,544
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,371,295)                          $2,654,056
-------------------------------------------------------------------------------
Short-Term Obligation - 3.3%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost $   90      $  89,987
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,461,282)                     $2,744,043
Other Assets, Less Liabilities - 0.5%                                   12,077
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,756,120
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS EQUITY INCOME FUND
Stocks - 89.3%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 78.1%
  Aerospace - 3.9%
    Allied Signal, Inc.                                     210     $   17,338
    General Dynamics Corp.                                  210         16,721
    United Technologies Corp.                               300         23,419
                                                                    ----------
                                                                    $   57,478
-------------------------------------------------------------------------------
  Agricultural Products - 1.1%
    Case Corp.                                              240     $   16,095
-------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Unifi, Inc.                                             390     $   14,966
-------------------------------------------------------------------------------
  Automotive - 1.4%
    Ford Motor Co.                                          200     $    8,600
    TRW, Inc.                                               240         12,510
                                                                    ----------
                                                                    $   21,110
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.6%
    Bank of New York, Inc.                                  280     $   12,495
    CCB Financial Corp.                                     190         15,366
    Comerica, Inc.                                          200         14,163
    First Commerce Corp.                                    300         16,013
    First Hawaiian, Inc.                                    350         12,906
    National City Corp.                                     240         13,560
    Northern Trust Corp.                                    250         13,281
    PNC Bank Corp.                                          320         13,840
                                                                    ----------
                                                                    $  111,624
-------------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                   160     $   16,140
-------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Century Telephone Enterprises, Inc.                     520     $   18,883
-------------------------------------------------------------------------------
  Chemicals - 4.9%
    Air Products & Chemicals, Inc.                          260     $   21,206
    Dexter Corp.                                            200          7,600
    Du Pont (E.I.) de Nemours & Co., Inc.                   240         14,955
    Ferro Corp.                                             380         14,298
    Nalco Chemical Co.                                      370         14,800
                                                                    ----------
                                                                    $   72,859
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    Meyer Fred, Inc.*                                       240     $   12,480
    Philip Morris Cos., Inc.                                550         23,994
    RJR Nabisco Holdings Corp.                              240          8,355
    Rubbermaid, Inc.                                        200          5,000
    Tyco International Ltd.                                 200         15,687
                                                                    ----------
                                                                    $   65,516
-------------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    Cooper Industries, Inc.                                 320     $   17,060
    General Electric Co.                                    240         15,000
    Hubbell, Inc.                                           350         16,056
                                                                    ----------
                                                                    $   48,116
-------------------------------------------------------------------------------
  Energy - 2.3%
    Dresser Industries, Inc.                                360     $   15,030
    Unocal Corp.                                            500         19,531
                                                                    ----------
                                                                    $   34,561
-------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    American Express Co.                                    150     $   11,662
    Union Planters Corp.                                    260         13,325
                                                                    ----------
                                                                    $   24,987
-------------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    Archer-Daniels-Midland Co.                              646     $   13,970
    General Mills, Inc.                                      80          5,130
    Hormel Foods Corp.                                      480         14,280
    Quaker Oats Co.                                         300         14,100
                                                                    ----------
                                                                    $   47,480
-------------------------------------------------------------------------------
  Food Products - 1.1%
    Smucker (J.M.) Co.                                      650     $   15,966
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.9%
    Champion International Corp.                            260     $   15,389
    Weyerhaeuser Co.                                        240         13,860
                                                                    ----------
                                                                    $   29,249
-------------------------------------------------------------------------------
  Insurance - 7.2%
    Allstate Corp.                                          170     $   12,421
    Chubb Corp.                                             260         17,387
    CIGNA Corp.                                              80         14,670
    Conseco, Inc.                                           360         15,480
    Hartford Financial Services Group, Inc.                 150         11,963
    Lincoln National Corp.                                  300         20,081
    Torchmark Corp.                                         360         13,567
                                                                    ----------
                                                                    $  105,569
-------------------------------------------------------------------------------
  Medical and Health Products - 1.2%
    Bristol-Myers Squibb Co.                                240     $   18,240
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    United Healthcare Corp.                                 140     $    6,808
-------------------------------------------------------------------------------
  Oils - 5.2%
    Atlantic Richfield Co.                                  180     $   13,500
    Chevron Corp.                                           220         17,036
    Exxon Corp.                                             250         15,297
    Texaco, Inc.                                            150         17,288
    USX-Marathon Group                                      420         13,676
                                                                    ----------
                                                                    $   76,797
-------------------------------------------------------------------------------
  Pollution Control - 2.5%
    Browning Ferris Industries, Inc.                        490     $   17,119
    Waste Management, Inc.                                  600         19,200
                                                                    ----------
                                                                    $   36,319
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.6%
    Arden Realty, Inc.                                      240     $    6,930
    Boston Properties, Inc.                                 500         14,906
    Kilroy Realty Corp.                                     300          7,669
    Mid-America Apartment Communities, Inc.                 480         13,170
    Sovran Self Storage, Inc.                               380         11,543
    TriNet Corporate Realty Trust, Inc.                     360         12,802
                                                                    ----------
                                                                    $   67,020
-------------------------------------------------------------------------------
  Stores - 3.1%
    Longs Drug Stores Corp.                                 530     $   13,415
    Penney (J.C.), Inc.                                     340         20,400
    Rite Aid Corp.                                          270         13,517
                                                                    ----------
                                                                    $   47,332
-------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Kroger Co.*                                             480     $   14,460
-------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    Cinergy Corp.                                           440     $   14,547
    FPL Group, Inc.                                         170          7,905
    New Century Energies, Inc.                              320         12,920
    Pacificorp                                              420          8,715
    Pinnacle West Capital Corp.                             460         14,864
    Sierra Pacific Resources                                330         10,313
                                                                    ----------
                                                                    $   69,264
-------------------------------------------------------------------------------
  Utilities - Gas - 5.6%
    Brooklyn Union Gas Co.                                  490     $   14,792
    Columbia Gas System, Inc.                               200         13,200
    Energen Corp.                                           300         10,819
    National Fuel Gas Co.                                   300         13,331
    Oneok, Inc.                                             420         13,597
    UGI Corp.                                               630         16,459
                                                                    ----------
                                                                    $   82,198
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.2%
    GTE Corp.                                               290     $   12,923
    Sprint Corp.                                            400         18,800
                                                                    ----------
                                                                    $   31,723
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,150,760
-------------------------------------------------------------------------------
Foreign Stocks - 11.2%
  Argentina - 0.5%
    YPF Sociedad Anonima, ADR (Oils)                        240     $    7,815
-------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               390     $   19,378
-------------------------------------------------------------------------------
  France - 2.1%
    Alcatel Alsthom, ADR (Telecommunications)               560     $   13,790
    Elf Aquitaine, ADR (Oils)                               320         17,840
                                                                    ----------
                                                                    $   31,630
-------------------------------------------------------------------------------
  Germany - 0.8%
    Henkel Kgaa (Consumer Goods and Services)               250     $   12,584
-------------------------------------------------------------------------------
  Italy - 0.4%
    Eni S.p.A, ADR (Oils)                                   120     $    6,660
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel (Chemicals)                                  120     $   18,560
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                            10     $   14,122
-------------------------------------------------------------------------------
  United Kingdom - 3.8%
    British Petroleum PLC, ADR (Oil and Gas)                333     $   28,180
    Grand Metropolitan (Food and Beverage Products)       1,550         14,229
    SmithKline-Beecham PLC, ADR (Medical and Health
    Products)                                               300         12,994
                                                                    ----------
                                                                    $   55,403
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  166,152
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,186,622)                          $1,316,912
-------------------------------------------------------------------------------
Bonds - 0.8%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 0.8%
  Automotive - 0.8%
    Tower Automotive, Inc., 5s, 2004##
    (Identified Cost, $10,000)                            $  10     $   10,800
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 5.3%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
Aerospace - 0.6%
    Loral Space & Communications Corp., 6s##                150     $    8,025
-------------------------------------------------------------------------------
Entertainment - 0.3%
    Houston Industries, Inc., 7s                            100     $    5,075
-------------------------------------------------------------------------------
Food Products - 0.7%
    Ralston Purina Co., 7s, 2000                            160     $    9,530
-------------------------------------------------------------------------------
Insurance - 0.8%
    St. Paul Capital, 6s, 2025                              180     $   12,150
-------------------------------------------------------------------------------
Medical and Health Technology Services- 0.8%
    McKesson Financing Trust, 5s##                          180     $   12,375
-------------------------------------------------------------------------------
Oils - 0.8%
  Tosco Financing Trust, 5.75s##                            190     $   11,400
-------------------------------------------------------------------------------
Utilities - Gas - 0.4%
    Williams Cos., Inc., $3.50 Pref., 2049##                 50     $    5,500
-------------------------------------------------------------------------------
Utilities - Telephone - 0.9%
    Salomon, Inc., 6.25s                                    250     $   13,906
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $49,019)                                        $   77,961
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,245,641)                     $1,405,673
Other Assets, Less Liabilities - 4.6%                                   68,380
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,474,053
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SPECIAL OPPORTUNITIES FUND
Stocks - 86.2%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 76.5%
  Aerospace - 5.6%
    Allied Signal, Inc.                                     160     $   13,210
    B.E. Aerospace, Inc.*                                 3,500        124,250
    Moog, Inc.*                                           1,600         58,200
    Thiokol Corp.                                           300         23,887
                                                                    ----------
                                                                    $  219,547
-------------------------------------------------------------------------------
  Agricultural Products - 0.2%
    AGCO Corp.                                              200     $    6,500
                                                                    ----------
  Apparel and Textiles - 0.2%
    Reebok International Ltd.                               200     $    8,788
-------------------------------------------------------------------------------
  Automotive - 1.3%
    Exide Corp.                                           2,500     $   52,188
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Banc One Corp.                                          200     $   10,725
    Wells Fargo & Co.                                        76         19,323
                                                                    ----------
                                                                    $   30,048
-------------------------------------------------------------------------------
  Building - 4.4%
    Newport News Shipbuilding, Inc.                         300     $    5,813
    Nortek, Inc.*                                         3,000         75,375
    Walter Industries, Inc.*                              5,000         90,937
                                                                    ----------
                                                                    $  172,125
-------------------------------------------------------------------------------
  Business Machines - 1.4%
    Compaq Computer Corp.*                                  875     $   57,313
-------------------------------------------------------------------------------
  Business Services - 0.6%
    Temple-Inland, Inc.                                     340     $   21,930
-------------------------------------------------------------------------------
  Chemicals - 2.9%
    Ferro Corp.                                             740     $   27,842
    NL Industries, Inc.                                   6,500         86,125
                                                                    ----------
                                                                    $  113,967
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Adobe Systems, Inc.                                     475     $   18,703
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.0%
    Computer Associates International, Inc.                 510     $   34,106
    Sybase, Inc.*                                           400          7,450
    Synopsys, Inc.*                                       1,100         38,088
                                                                    ----------
                                                                    $   79,644
-------------------------------------------------------------------------------
  Conglomerates - 1.8%
    MAXXAM, Inc.*                                         1,300     $   71,500
-------------------------------------------------------------------------------
  Consumer Goods and Services - 13.0%
    Darling International, Inc.*                          2,300     $   64,400
    Meyer Fred, Inc.*                                       770         40,040
    Philip Morris Cos., Inc.                                870         37,954
    Thermadyne Industries Holdings Corp.*                 4,000        124,000
    Tyco International Ltd.*                              2,598        203,780
    Westpoint Stevens, Inc.*                              1,100         44,000
                                                                    ----------
                                                                    $  514,174
-------------------------------------------------------------------------------
  Containers - 4.3%
    Atlantis Plastics, Inc.*                              5,500     $   32,312
    Gaylord Container Corp.*                              10,000        94,375
    Jefferson Smurfit Corp.*                                920         17,883
    Stone Container Corp.                                 1,400         24,150
                                                                    ----------
                                                                    $  168,720
-------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Belden, Inc.                                            200     $    7,750
-------------------------------------------------------------------------------
  Electronics - 1.0%
    Atmel Corp.*                                            200     $    7,075
    Intel Corp.                                              65          5,988
    Sony Corp.                                               50          4,406
    Teradyne, Inc.*                                         370         20,605
                                                                    ----------
                                                                    $   38,074
-------------------------------------------------------------------------------
  Entertainment - 3.0%
    American Radio Systems Corp., "A"*                      802     $   39,498
    Casino America, Inc.*                                 1,100          3,025
    Harrah's Entertainment, Inc.*                         1,600         35,900
    LIN Television Corp.*                                   350         16,603
    Sodak Gaming, Inc.*                                   1,700         23,163
                                                                    ----------
                                                                    $  118,189
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Donaldson Lufkin & Jenrette, Inc.                       320     $   19,000
    Federal Home Loan Mortgage Corp.                        460         14,979
    Union Planters Corp.                                    200         10,250
                                                                    ----------
                                                                    $   44,229
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Smith's Food & Drug Centers, Inc., "B"*               1,120     $   61,320
-------------------------------------------------------------------------------
  Insurance - 3.5%
    Chubb Corp.                                             400     $   26,750
    CIGNA Corp.                                             120         22,005
    Conseco, Inc.                                           650         27,950
    Hartford Financial Services Group, Inc.                 250         19,938
    Lincoln National Corp.                                  300         20,081
    Reliastar Financial Corp.                               310         23,172
                                                                    ----------
                                                                    $  139,896
-------------------------------------------------------------------------------
  Machinery - 0.3%
    Greenfield Industries, Inc.                             400     $   10,550
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    Bristol-Myers Squibb Co.                                300     $   22,800
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Integrated Health Services, Inc.                        560     $   18,480
    St. Jude Medical, Inc.*                                 490         18,651
    Tenet Healthcare Corp.*                                 700         19,075
    United Healthcare Corp.                                 530         25,771
                                                                    ----------
                                                                    $   81,977
-------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    Commonwealth Industries, Inc.                         3,000     $   57,375
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Dawson Production Services, Inc.*                     2,100     $   39,375
-------------------------------------------------------------------------------
  Oils - 1.3%
    Enron Oil & Gas Co.                                   1,000     $   24,125
    Texaco, Inc.                                            220         25,355
                                                                    ----------
                                                                    $   49,480
-------------------------------------------------------------------------------
  Photographic Products - 1.4%
    Anacomp, Inc.*                                        3,725     $   56,806
-------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Waste Management, Inc.                                  900     $   28,800
-------------------------------------------------------------------------------
  Railroads - 0.9%
    Wisconsin Central Transportation Corp.*               1,140     $   35,340
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Hilton Hotels Corp.                                     640     $   19,640
    Promus Hotel Corp.*                                   2,800        108,675
                                                                    ----------
                                                                    $  128,315
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Keystone International, Inc.                          1,100     $   41,456
-------------------------------------------------------------------------------
  Stores - 6.0%
    Arbor Drugs, Inc.                                       300     $    7,163
    Carson Pirie Scott & Co.*                             1,800         63,900
    CVS Corp.                                               700         39,462
    Gantos, Inc.*                                         15,000        35,625
    Gymboree Corp.*                                         220          5,390
    Phar Mor, Inc.*                                       5,700         42,394
    Rite Aid Corp.                                          850         42,553
                                                                    ----------
                                                                    $  236,487
-------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Ingles Markets, Inc.                                  3,900     $   52,162
    Safeway, Inc.*                                          512         26,080
                                                                    ----------
                                                                    $   78,242
-------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Cellular Communications International*                2,600     $   93,600
    HSN, Inc.*                                            1,775         58,575
                                                                    ----------
                                                                    $  152,175
-------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    El Paso Electric Co.*                                 6,800     $   42,500
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Sprint Corp.                                            370     $   17,390
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $  3,023,673
-------------------------------------------------------------------------------
Foreign Stocks - 9.7%
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)               810     $   40,247
    Gulf Canada Resources Ltd. (Oil Services)*            7,000         56,438
                                                                    ----------
                                                                    $   96,685
-------------------------------------------------------------------------------
  Hong Kong - 0.8%
    Semi-Tech (Global) Ltd. (Electronics)*                21,000    $   31,436
-------------------------------------------------------------------------------
  Japan - 0.7%
    Canon, Inc., ADR (Special Products and Services)        145     $   20,173
    Sony Corp. (Electronics)                                100          8,707
                                                                    ----------
                                                                    $   28,880
-------------------------------------------------------------------------------
  Netherlands - 0.3%
    Akzo Nobel (Chemicals)                                   70     $   10,826
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Financial Institutions)           800     $   14,351
-------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd, ADR (Telecommunications)*               800     $    7,200
-------------------------------------------------------------------------------
  Sweden - 0.3%
    Sparbanken Sverige AB (Banks and Credit Cos.)           500     $   10,821
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Pharmaceuticals)                            25     $   35,305
-------------------------------------------------------------------------------
  United Kingdom - 3.7%
    British Petroleum PLC, ADR (Oil and Gas)                422     $   35,712
    Central Transport Rental Group PLC, ADR (Special
    Products and Services)*                               48,187        33,129
    Gallaher Group PLC, ADR
    (Consumer Goods and Services)*                        1,100         19,731
    News Corp. Ltd., ADR (Entertainment)                  2,900         43,863
    Storehouse PLC (Retail)*                              2,200          8,164
    Tomkins PLC (Diversified Operations)                  1,600          7,752
                                                                    ----------
                                                                    $  148,351
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  383,855
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,790,956)                          $3,407,528
-------------------------------------------------------------------------------
Preferred Stock - 1.0%
-------------------------------------------------------------------------------
  Renaissance Cosmetics, Inc. (Consumer Goods and
    Services)*                                               22     $   18,040
    Supermarkets General Holdings Corp. (Supermarkets)*   1,100         22,275
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $47,819)                    $   40,315
-------------------------------------------------------------------------------
Warrants - 0.6%
-------------------------------------------------------------------------------
    Gothic Energy Corp.*                                  30,000    $   21,563
    Peoples Choice TV Corp.*                                 45              0
    Renaissance Cosmetics, Inc.*                             20          2,000
    Semi Tech Global*                                     2,100            509
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $21,666)                           $   24,072
-------------------------------------------------------------------------------
Bonds - 1.7%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
Automotive - 0.5%
    Harvard Industries, Inc., 11.125s, 2005               $  45     $   18,900
-------------------------------------------------------------------------------
Entertainment - 0.1%
    Marvel Holdings, Inc., 0s, 1998                       $  30     $    4,200
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.7%
    Santa Fe Hotel, Inc., 11s, 2000                       $  35     $   28,525
-------------------------------------------------------------------------------
Telecommunications - 0.4%
    Peoples Choice TV Corp., 13.125s, 2004                $  45     $   15,188
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $65,666)                              $   66,813
-------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost   $150     $  149,978
-------------------------------------------------------------------------------
Put Options Purchased - 0.7%
-------------------------------------------------------------------------------
                                           NUMBER OF CONTRACTS
-------------------------------------------------------------------------------
  Standard & Poor Index 500 Put (Identified Cost, $38,812)    4     $   28,650
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,114,897)                     $3,717,356
-------------------------------------------------------------------------------
Securities Sold Short - (3.2)%
--------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    Advanced Micro Devices, Inc.*                          (500)    $  (18,719)
    Arcadia Financial Ltd.*                               (1,800)      (17,775)
    Jayhawk Acceptance Corp.*                             (2,800)       (3,325)
    LCI International, Inc.                               (1,700)      (40,800)
    Station Casinos, Inc.*                                (2,300)      (17,393)
    Western Digital Corp.*                                 (600)       (28,875)
-------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $122,480)           $ (126,887)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 9.2%                                  364,342
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $3,954,811
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS BLUE CHIP FUND
Stocks - 99.0%
--------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 97.5%

    Aerospace - 4.1%
    General Dynamics Corp.                                  100     $    7,963
    Lockheed-Martin Corp.                                   150         15,553
    United Technologies Corp.                                80          6,245
                                                                    ----------
                                                                    $   29,761
-------------------------------------------------------------------------------
  Automotive - 1.0%
    Goodrich (B.F.) Co.                                     170     $    7,161
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.5%
    Chase Manhattan Corp.                                   110     $   12,231
    Comerica, Inc.                                          145         10,268
    Corestates Financial Corp.                              140          8,610
    National City Corp.                                     120          6,780
    Norwest Corp.                                           120          6,892
    U.S. Bancorp                                            110          9,632
                                                                    ----------
                                                                    $   54,413
-------------------------------------------------------------------------------
  Business Machines - 1.9%
    International Business Machines Corp.                   140     $   14,122
-------------------------------------------------------------------------------
  Business Services - 3.3%
    DST Systems, Inc.*                                      380     $   13,751
    First Data Corp.                                        250         10,266
                                                                    ----------
                                                                    $   24,017
-------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                          220     $    7,439
-------------------------------------------------------------------------------
  Chemicals - 3.3%
    Air Products & Chemicals, Inc.                          100     $    8,156
    Du Pont (E.I.) de Nemours & Co., Inc.                   140          8,724
    Praxair, Inc.                                           130          6,947
                                                                    ----------
                                                                    $   23,827
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                         90     $   11,897
-------------------------------------------------------------------------------
  Computer Software - Systems - 3.7%
    BMC Software, Inc.*                                     150     $    9,393
    Computer Associates International, Inc.                 130          8,694
    Oracle Systems Corp.*                                   240          9,150
                                                                    ----------
                                                                    $   27,237
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.0%
    Avon Products, Inc.                                     100     $    6,406
    Colgate-Palmolive Co.                                    80          5,020
    Gillette Co.                                            100          8,281
    Philip Morris Cos., Inc.                                330         14,396
    Procter & Gamble Co.                                     70          9,315
    Service Corp. International                             300          9,600
    Sherwin Williams Co.                                    200          5,488
    Tyco International Ltd.*                                275         21,570
                                                                    ----------
                                                                    $   80,076
-------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                    260     $   16,250
    Honeywell, Inc.                                         100          6,912
                                                                    ----------
                                                                    $   23,162
-------------------------------------------------------------------------------
  Electronics - 1.3%
    Intel Corp.                                             100     $    9,213
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Federal Home Loan Mortgage Corp.                        235     $    7,652
-------------------------------------------------------------------------------
  Food and Beverage Products - 8.3%
    Coca-Cola Co.                                           140     $    8,024
    CPC International, Inc.                                  80          7,130
    Hershey Foods Corp.                                     130          6,939
    Interstate Bakeries Corp.                               125          7,328
    McCormick & Co., Inc.                                   330          7,796
    Nabisco Holdings Corp.                                  170          7,055
    PepsiCo, Inc.                                           190          6,840
    Ralston-Ralston Purina Co.                              100          9,000
                                                                    ----------
                                                                    $   60,112
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Kimberly-Clark Corp.                                    120     $    5,693
-------------------------------------------------------------------------------
  Insurance - 8.0%
    Allstate Corp.                                          140     $   10,229
    CIGNA Corp.                                              60         11,002
    Hartford Financial Services Group, Inc.                 120          9,570
    MBIA, Inc.                                              100         11,325
    Progressive Corp.                                        80          7,920
    Torchmark Corp.                                         220          8,291
                                                                    ----------
                                                                    $   58,337
-------------------------------------------------------------------------------
  Medical and Health Products - 9.0%
    American Home Products Corp.                            120     $    8,640
    Bristol-Myers Squibb Co.                                140         10,640
    Johnson & Johnson                                       200         11,338
    Lilly (Eli) & Co.                                        80          8,370
    Merck & Co., Inc.                                       100          9,181
    Pfizer, Inc.                                            310         17,166
                                                                    ----------
                                                                    $   65,335
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                   100     $    6,625
    HEALTHSOUTH Corp.*                                      300          7,481
    United Healthcare Corp.                                 160          7,780
                                                                    ----------
                                                                    $   21,886
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Schlumberger Ltd.                                       100     $    7,619
-------------------------------------------------------------------------------
  Oils - 6.1%
    Chevron Corp.                                           100     $    7,744
    Exxon Corp.                                             320         19,580
    Mobil Corp.                                             140         10,185
    Texaco, Inc.                                             60          6,915
                                                                    ----------
                                                                    $   44,424
-------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe                            100     $    9,169
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    HFS, Inc.*                                              200     $   11,138
-------------------------------------------------------------------------------
  Stores - 2.4%
    CVS Corp.                                               100     $    5,637
    Rite Aid Corp.                                          240         12,015
                                                                    ----------
                                                                    $   17,652
-------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                             480     $   14,460
    Safeway, Inc.*                                          200         10,187
                                                                    ----------
                                                                    $   24,647
-------------------------------------------------------------------------------
  Utilities - Electric - 3.3%
    Cinergy Corp.                                           210     $    6,943
    CMS Energy Corp.                                        160          5,750
    Pinnacle West Capital Corp.                             170          5,493
    Public Service Co. of New Mexico                        300          5,475
                                                                    ----------
                                                                    $   23,661
-------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    Columbia Gas System, Inc.                               110     $    7,260
    Pacific Enterprises                                     180          5,929
    Union Pacific Resources Group, Inc.                     220          5,500
                                                                    ----------
                                                                    $   18,689
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    BellSouth Corp.                                         155     $    6,820
    SBC Communications, Inc.                                125          6,797
    Sprint Corp.                                            150          7,050
                                                                    ----------
                                                                    $   20,667
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $  709,006
-------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oil and Gas)
    (Identified Cost, $9,035)                               131     $   11,086
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $624,151)                       $  720,092
Other Assets, Less Liabilities - 1.0%                                    7,397
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  727,489
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 50.8%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-------------------------------------------------------------------------------
Aerospace - 0.8%
    Loral Space & Communications Corp., 6s##                100     $    5,350
-------------------------------------------------------------------------------
Airlines - 0.6%
    Continental Airlines Finance Trust, 8.5s                 50     $    4,100
-------------------------------------------------------------------------------
Chemicals - 0.4%
    Atlantic Richfield Co., 9.01s                           120     $    2,850
-------------------------------------------------------------------------------
Computer Software - Systems - 0.4%
    Wang Labs, Inc., 6.5s*##                                 50     $    2,494
-------------------------------------------------------------------------------
Consumer Goods and Services - 2.6%
    Corning Delaware L.P., 6s                               200     $   16,600
-------------------------------------------------------------------------------
Entertainment - 6.3%
    American Radio Systems Corp., 7s*##                     225     $   14,681
    Golden Books Financing Trust, 8.75s*##                  200         10,500
    Houston Industries, Inc./Time Warner, 7s*               100          5,075
    Royal Caribbean Cruises Ltd., 7.25s                     150         10,238
                                                                    ----------
                                                                    $   40,494
-------------------------------------------------------------------------------
Financial Institutions - 8.6%
    Finova Finance Trust, 5.5s, 2016                        250     $   15,500
    Jefferson Pilot Corp., 7.25s, 2000                      100         10,513
    Merrill Lynch/MGIC Investment Corp., 6.5s               150         12,975
    Merrill Lynch/IMC Global, 6.25s                         150          5,606
    Salomon/Financial Security Insurance, 7.625s            300         10,575
                                                                    ----------
                                                                    $   55,169
-------------------------------------------------------------------------------
Food - 0.9%
    Ralston Purina Interstate Bakeries, 7s*                 100     $    5,956
-------------------------------------------------------------------------------
Food and Beverage Products - 2.5%
    Dole Food, 7s                                           425     $   16,150
-------------------------------------------------------------------------------
Forest and Paper Products - 1.4%
    International Paper Capital Trust, 5.25s                150     $    8,775
-------------------------------------------------------------------------------
Insurance - 5.9%
    American Heritage Life Investment, 8.5s*                100     $    5,950
    Conseco, Inc., 7s                                       100         14,556
    Frontier Financing Trust, 6.25s*##                      100          8,025
    SunAmerica, Inc., $3.188                                150          6,647
    SunAmerica, Inc., $3.10                                  25          2,875
                                                                    ----------
                                                                    $   38,053
-------------------------------------------------------------------------------
Machinery & Tools - 1.8%
    Greenfield Capital Trust, 6s, 2016*                     250     $   11,812
-------------------------------------------------------------------------------
Medical Equipment - 1.1%
    McKesson Financing Trust, 5s##                          100     $    6,875
-------------------------------------------------------------------------------
Metals and Minerals - 1.7%
    Timet Capital Trust, 6.625s*##                          100     $    5,913
    USX Marathon/RMI Titanium, 6.75s*                       200          5,050
                                                                    ----------
                                                                    $   10,963
-------------------------------------------------------------------------------
Oil & Gas - 1.9%
    Tosco Financing Trust, 5.75s##                          200     $   12,000
-------------------------------------------------------------------------------

Pollution Control - 2.6%
    Browning Ferris Industries, Inc., 7.25s                 500     $   16,531
-------------------------------------------------------------------------------
Restaurants and Lodging - 3.3%
    Hilton Hotels Corp., 8s                                 100     $    2,800
    Host Marriott Financial Trust, 6.75s*##                 300         18,450
                                                                    ----------
                                                                    $   21,250
-------------------------------------------------------------------------------
Steel - 0.5%
    AK Steel Holding Corp., 7s                               75     $    2,962
-------------------------------------------------------------------------------
Stores - 1.6%
    AnnTaylor Finance Trust, 8.5s*#                          75     $    4,406
    K-Mart Financing I, 7.75s                               100          5,894
                                                                    ----------
                                                                    $   10,300
-------------------------------------------------------------------------------
Telecommunications - 1.0%
    Intermedia Communication, Inc., 7s*##                   100     $    2,700
    IXC Communications Inc., 7.25s*##                        20          2,570
    Qualcomm Financial Trust, 5.75s*##                       25          1,116
                                                                    ----------
                                                                    $    6,386
-------------------------------------------------------------------------------
Transportation - 0.6%
    Hvide Capital Trust, 6.5s *##                            60     $    3,803
-------------------------------------------------------------------------------
Utilities - Electric - 1.8%
    Calenergy Capital Trust III, 6.5s*##                    250     $   11,750
-------------------------------------------------------------------------------
Utilities - Gas - 0.9%
    Enron Corp., 6.25s                                      250     $    5,734
-------------------------------------------------------------------------------
Utilities - Telephone - 1.6%
    Salomon/Cincinnati Bell, 6.25s                          175     $    9,734
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $292,959)                                       $  326,091
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 Omitted)
-------------------------------------------------------------------------------
Convertible Bonds - 27.5%
--------------------------------------------------------------------------------
Aerospace - 1.4%
    Hexcel Corp., 7s, 2003                                $   5     $    9,287
-------------------------------------------------------------------------------
Building - 0.3%
    Continental Homes Holding Corp., 6.875s, 2002         $   2     $    2,248
-------------------------------------------------------------------------------
Business Services - 1.6%
    Protection One Alarm Monitoring, 6.75s, 2003          $   9     $   10,114
-------------------------------------------------------------------------------
Computer Software - Systems - 3.9%
    Adaptec, Inc., 4.75s, 2004##                          $   8     $    9,240
    Data General Corp., 6s, 2004##                            6          9,413
    Read Rite Corp., 6.5s, 2004                               3          3,135
    Wind River Systems Inc., 5s, 2002##                       3          3,386
                                                                    ----------
                                                                    $   25,174
-------------------------------------------------------------------------------
Electronics - 3.9%
    Cymer, Inc., 3.5s (7.25s, 8/1/00), 2004##             $   6     $    7,162
    Photronics, Inc., 6s, 2004                                2          2,545
    Solectron Corp., 6s, 2006##                               3          4,196
    Xilinx, Inc., 5.25s, 2002##                              10         11,225
                                                                    ----------
                                                                    $   25,128
-------------------------------------------------------------------------------

Medical and Health Products - 0.3%
    North American Vaccine, Inc., 6.5s, 2003##            $   2     $    1,843
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.4%
    FPA Medical Management, Inc., 6.5s, 2001##            $   5     $    6,675
    Healthsource, Inc., 5s, 2003                              2          2,010
                                                                    ----------
                                                                    $    8,685
-------------------------------------------------------------------------------
Oil Services - 3.9%
    Diamond Offshore Drilling, Inc., 3.75s, 2007          $   5     $    6,525
    Nabors Industries, Inc., 5s, 2006                         3          6,015
    Parker Drilling Co., 5.5s, 2004                           6          6,540
    Pogo Producing Co., 5.5s, 2006                            5          5,906
                                                                    ----------
                                                                    $   24,986
-------------------------------------------------------------------------------
Pharmaceuticals - 0.5%
    Dura Pharmaceuticals Inc., 3.5s, 2002                 $   3     $    2,921
-------------------------------------------------------------------------------
Pollution Control - 3.7%
    Sanifill, Inc., 5s, 2006                              $   5     $    7,856
    U.S. Filter Corp., 6s, 2005                               5         10,075
    USA Waste Services, Inc., 4s, 2002                        5          5,700
                                                                    ----------
                                                                    $   23,631
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.9%
    Hilton Hotels Corp., 5s, 2006                         $   5     $    5,675
-------------------------------------------------------------------------------
Special Products and Services - 3.6%
    Corporate Express, Inc., 4.5s, 2000                   $  10     $    9,150
    Personnel Group Of America Inc., 5.75s, 2004##            6          7,088
    Sunrise Assisted Living Inc., 5.5s, 2002##                3          3,210
    United States Office Products Company, 5.5s, 2001         3          3,697
                                                                    ----------
                                                                    $   23,145
-------------------------------------------------------------------------------
Stores - 2.1%
    Home Depot, Inc., 3.25s, 2001                         $   5     $    5,800
    Office Depot, Inc., 0s, 2008                              5          2,988
    Saks Holdings, Inc., 5.5s, 2006                           5          4,337
                                                                    ----------
                                                                    $   13,125
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $152,930)                 $  175,962
-------------------------------------------------------------------------------
Stocks - 14.4%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 12.8%
  Aerospace - 0.6%
    United Technologies Corp.                                50     $    3,903
-------------------------------------------------------------------------------
  Building - 0.7%
    Newport News Shipbuilding, Inc.                         220     $    4,263
-------------------------------------------------------------------------------
  Chemicals - 0.2%
    Du Pont (E.I.) de Nemours & Co., Inc.                    25     $    1,558
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Colgate-Palmolive Co.                                    60     $    3,765
    Gillette Co.                                             60          4,969
    Procter & Gamble Co.                                     25          3,326
    Tyco International Ltd.*                                 48          3,765
                                                                    ----------
                                                                    $   15,825
-------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    General Electric Co.                                     40     $    2,500
-------------------------------------------------------------------------------
  Electronics - 1.1%
    Intel Corp.                                              20     $    1,843
    Solectron Corporation*                                   50          2,094
    Sony Corp.                                               35          3,084
                                                                    ----------
                                                                    $    7,021
-------------------------------------------------------------------------------
  Insurance - 0.6%
    Hartford Life, Inc., "A"*                               100     $    3,731
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Bristol-Myers Squibb Co.                                 75     $    5,700
    Johnson & Johnson                                        50          2,835
    McKesson Corp.                                           25          2,342
                                                                    ----------
                                                                    $   10,877
-------------------------------------------------------------------------------
  Oils - 0.7%
    Devon Energy Corp.                                      100     $    4,269
-------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Browning Ferris Industries, Inc.                        100     $    3,494
    U.S. Filter Corp.*                                       50          1,800
                                                                    ----------
                                                                    $    5,294
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp.                                      50     $    1,534
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Stanley Works                                           100     $    4,256
-------------------------------------------------------------------------------
  Stores - 0.6%
    Rite Aid Corp.                                           75     $    3,755
-------------------------------------------------------------------------------
  Telecommunications - 2.0%
    IXC Communications Inc.*                                 50     $    1,350
    Lucent Technologies, Inc.                               100          7,787
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $   13,212
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   81,998
-------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Sweden - 0.2%
    Skandia Foersaekrings AB (Insurance)                     40     $    1,544
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                             3     $    4,237
-------------------------------------------------------------------------------
  United Kingdom - 0.7%
    British Petroleum PLC, ADR (Oil and Gas)                 50     $    4,231
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   10,012
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $77,794)                             $   92,010
-------------------------------------------------------------------------------
Foreign Preferred Stocks - 1.6%
-------------------------------------------------------------------------------
  Australia - 1.6%
    National Australia Bank Ltd., 7.875s Capital Unit
    Exchangeable                                            350     $    9,997
-------------------------------------------------------------------------------
Total Foreign Preferred Stocks (Identified Cost, $8,750)            $    9,997
-------------------------------------------------------------------------------
Short-Term Obligations - 3.1%
-------------------------------------------------------------------------------

                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/02/97, at Amortized Cost$  20     $   19,997
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $552,430)                       $  624,057
Other Assets, Less Liabilities - 2.6%                                   16,470
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  640,527
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS NEW DISCOVERY FUND
Stocks - 94.6%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.8%

  Aerospace - 1.0%
    Fairchild Corp.*                                      1,000     $   21,063
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Atlas Air, Inc.*                                        400     $   11,100
-------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*              1,750     $   45,937
-------------------------------------------------------------------------------
  Business Services - 17.8%
    AccuStaff, Inc.*                                      1,500     $   39,844
    BDM International, Inc.*                                500         12,625
    BISYS Group, Inc.*                                      500         16,875
    Claremont Technology Group, Inc.*                       400          7,100
    Comdisco, Inc.                                          450         12,234
    Corporate Family Solutions, Inc.*                       100          1,500
    Dendrite International, Inc.*                           600         11,325
    Diamond Offshore Drilling, Inc.                         300         16,388
    Diamond Technology Partner, Inc.*                       600          9,225
    DST Systems, Inc.*                                      100          3,619
    Fine Host Corp.*                                        200          6,950
    First USA Paymentech, Inc.*                             700         21,262
    Interim Services, Inc.*                                 700         34,562
    Learning Tree International, Inc.*                      750         20,625
    May and Speh, Inc.*                                   1,300         16,575
    Mecon, Inc.*                                          3,000         15,000
    NOVA Corp.*                                           1,000         25,375
    Personnel Group of America, Inc.*                       300         10,050
    PMT Services, Inc.*                                   1,100         18,563
    Robert Half International, Inc.*                        200         11,675
    Staff Leasing, Inc.*                                    100          1,975
    Technology Solutions Co.*                               525         12,206
    TeleSpectrum Worldwide, Inc.*                         2,100          9,581
    Teletech Holdings, Inc.*                                900         14,737
    Transaction System Architects, Inc.*                    300         10,388
                                                                    ----------
                                                                    $  360,259
-------------------------------------------------------------------------------
  Computer Software - Systems - 16.1%
    Aehr Test Systems*                                      100     $    1,750
    American Business Information, Inc.*                    500         13,687
    Aspen Technology, Inc.*                                 300         10,238
    Black Box Corp.*                                        220          8,003
    Cadence Design Systems, Inc.*                           685         32,580
    Compuware Corp.*                                        450         27,787
    Daou Systems, Inc.*                                     400          9,500
    Data Systems Network Corp.*                           2,500         39,062
    Fair, Isaac & Co., Inc.                                 200          8,438
    IKOS Systems, Inc.*                                   1,300         19,256
    Intelligroup, Inc.*                                     100          1,488
    Metromail Corp.*                                        700         15,225
    Peerless Systems Corp.*                                 900         13,163
    RWD Technologies, Inc.*                                 100          1,925
    Simulation Sciences, Inc.*                            2,100         29,662
    Smart Modular Technologies, Inc.*                       500         29,500
    Summit Design, Inc.*                                  2,700         32,400
    Synopsys, Inc.*                                         200          6,925
    USCS International, Inc.*                               650         11,619
    Vantive Corp.*                                          200          6,100
    Xionics Document Technologies, Inc.*                    650          8,775
                                                                    ----------
                                                                    $  327,083
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.9%
    Alternative Resources Corp.*                          1,000     $   22,375
    Ballantyne of Omaha, Inc.*                              800         15,600
    Blyth Industries, Inc.*                                 100          3,694
    Cole National Corp.*                                    100          4,456
    Meta Group, Inc.*                                       400          8,350
    Schweitzer-Mauduit International, Inc.                  450         18,000
    Silgan Holdings, Inc.*                                  650         26,650
                                                                    ----------
                                                                    $   99,125
-------------------------------------------------------------------------------
  Containers - 2.4%
    AptarGroup, Inc.                                        200     $   11,250
    Gaylord Container Corp.*                              1,900         17,931
    Stone Container Corp.                                 1,100         18,975
                                                                    ----------
                                                                    $   48,156
-------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    AFC Cable Systems, Inc.*                                600     $   18,000
    QLogic Corp.*                                           200          7,850
                                                                    ----------
                                                                    $   25,850
-------------------------------------------------------------------------------
  Electronics - 5.5%
    Actel Corp.*                                            600     $   12,188
    Burr Brown*                                             550         19,525
    DuPont Photomasks, Inc.*                                200         13,100
    International Rectifier Corp.*                          600         13,687
    Microchip Technology, Inc.*                             300         12,131
    Photronic, Inc.*                                        100          5,900
    PMC Sierra, Inc.*                                       700         20,081
    SDL, Inc.*                                              900         15,975
                                                                    ----------
                                                                    $  112,587
-------------------------------------------------------------------------------
  Entertainment - 5.7%
    American Radio Systems Corp., "A"*                      300     $   14,775
    Cox Radio, Inc.*                                        900         24,075
    Gemstar Group Ltd.*                                   1,100         22,550
    Heftel Broadcasting Corp.*                              200         12,400
    Jacor Communications, Inc., "A"*                        500         22,000
    LIN Television Corp.*                                   400         18,975
                                                                    ----------
                                                                    $  114,775
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    BA Merchants Services, Inc.*                            500     $    9,156
    Financial Federal Corp.*                                900         14,119
    Franklin Resources, Inc.                                350         27,081
    TCF Financial Corp.                                     100          5,331
                                                                    ----------
                                                                    $   55,687
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Smith's Food & Drug Centers, Inc., "B"*                 150     $    8,212
    Suiza Foods Corp.*                                      400         16,500
                                                                    ----------
                                                                    $   24,712
-------------------------------------------------------------------------------
  Insurance - 2.7%
    CapMAC Holdings, Inc.                                   300     $    8,325
    Compdent Corp.*                                         500         12,125
    Equitable of Iowa Cos.                                  150          9,769
    Hartford Life, Inc.,"A"                                 100          3,731
    Life Re Corp.                                           400         20,525
                                                                    ----------
                                                                    $   54,475
-------------------------------------------------------------------------------
  Machinery - 1.4%
    Greenfield Industries, Inc.                             200     $    5,275
    Hirsch International Group*                             900         22,950
                                                                    ----------
                                                                    $   28,225
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Phycor, Inc.*                                           150     $    4,416
    Rexall Sundown, Inc.*                                   500         17,375
    Steris Corp.*                                           350         13,125
                                                                    ----------
                                                                    $   34,916
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.1%
    AmeriSource Health Corp., "A"*                          200     $   10,013
    CRA Managed Care, Inc.*                                 200         11,100
    HCIA, Inc.*                                             700         10,850
    Hologic, Inc.*                                          650         15,762
    IDEXX Labs, Inc.*                                     1,300         24,456
    IDX Systems Corp.*                                      300         10,163
    NCS Healthcare, Inc.*                                   200          4,925
    Orthalliance, Inc.*                                     100          1,388
    Orthodontic Centers America, Inc.*                      200          3,425
    Physician Sales and Service, Inc.*                      200          3,400
    Physician Support Systems, Inc.*                      1,200         20,250
    Quorum Health Group, Inc.*                              250          8,516
    Renal Treatment Centers, Inc.*                          500         16,937
    Total Renal Care Holdings, Inc.*                        300         13,725
    United Dental Care, Inc.*                             1,300         22,912
    United Payors & United Providers, Inc.*                 400          5,900
                                                                    ----------
                                                                    $  183,722
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    5,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Kos Pharmaceuticals, Inc.*                              200     $    6,900
-------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Applied Graphics Technologies*                          500     $   20,625
-------------------------------------------------------------------------------
  Restaurants and Lodging - 5.2%
    Capstar Hotel Co.*                                      300     $    9,825
    Doubletree Corp.*                                       250         12,500
    HFS, Inc.*                                              500         27,844
    Interstate Hotels Co.*                                  750         21,469
    Prime Hospitality Corp.*                                850         16,150
    Promus Hotel Corp.*                                     200          7,762
    Roadhouse Grill, Inc.*                                1,400          7,525
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $  104,900
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    CHS Electronics, Inc.*                                  100     $    3,863
    Equity Corp. International*                             450         10,378
                                                                    ----------
                                                                    $   14,241
-------------------------------------------------------------------------------
  Stores - 4.7%
    AnnTaylor Stores Corp.*                                 500     $    8,563
    Corporate Express, Inc.*                                600         10,237
    CVS Corp.                                               400         22,550
    Gymboree Corp.*                                         450         11,025
    Mazel Stores, Inc.*                                     300          6,375
    Petco Animal Supplies, Inc.*                            400         11,850
    PETsMART, Inc.*                                         600          5,138
    U.S. Office Products Co.*                               300          9,825
    Viking Office Products, Inc.*                           500         10,562
                                                                    ----------
                                                                    $   96,125
-------------------------------------------------------------------------------
  Telecommunications - 4.4%
    APAC Teleservices, Inc.*                                600     $    9,900
    Aspect Telecommunications Corp.*                      1,800         39,600
    Cable Design Technologies Corp.*                        400         13,375
    Intermedia Communications, Inc.*                        400         14,300
    Transaction Network Services, Inc.*                     600          8,625
    VDI Media*                                              300          4,275
                                                                    ----------
                                                                    $   90,075
-------------------------------------------------------------------------------
  Transportation - 0.1%
    Carey International, Inc.*                              100     $    1,388
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    Brooks Fiber Properties, Inc.*                          350     $   11,769
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,903,933
-------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Ireland - 0.1%
    Warner Chilcott Laboratories*                           100     $    1,850
-------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, S.A. de C V (Broadcasting)*                  100     $    1,800
-------------------------------------------------------------------------------
  United Kingdom - 0.6%
    News Corp. Ltd., ADR (Entertainment)                    900     $   13,612
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   17,262
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,742,794)                          $1,921,195
-------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97,
    at Amortized Cost                                     $  75     $   74,989
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,817,783)                     $1,996,184
Other Assets, Less Liabilities - 1.7%                                   33,679
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,029,863
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS RESEARCH INTERNATIONAL FUND
Stocks - 97.1%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 2.6%

  Agricultural Products - 1.1%
    AGCO Corp.                                              760     $   24,700
-------------------------------------------------------------------------------
  Insurance - 0.5%
    Equitable of Iowa Cos.                                  190     $   12,374
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    MCI Communications Corp.                                865     $   24,652
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   61,726
-------------------------------------------------------------------------------
Foreign Stocks - 94.5%
  Australia - 1.3%
    Q.B.E. Insurance Group Ltd. (Insurance)               5,805     $   31,338
-------------------------------------------------------------------------------
  Brazil - 0.8%
    Telecomunicacoes Brasileiras SA, ADR
    (Telecommunications)                                    152     $   17,936
-------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)               773     $   38,408
-------------------------------------------------------------------------------
  Chile - 1.0%
    Chilectra SA, ADR (Utilities - Electric)                785     $   24,224
-------------------------------------------------------------------------------
  China - 0.4%
    China Southern Airlines Ltd. (Airlines)                 300     $    9,431
-------------------------------------------------------------------------------
  Czech Republic - 1.1%
    Tabak (Tobacco)                                         100     $   25,187
-------------------------------------------------------------------------------
  Finland - 0.9%
    Huhtamaki Oy Group (Food Company)                       230     $    9,081
    TT Tieto Oy (Computer Software - Systems)               135         12,122
                                                                    ----------
                                                                    $   21,203
-------------------------------------------------------------------------------
  France - 5.2%
    Chargeurs SA (Apparels and Textiles)                    250     $   14,779
    Rhone-Poulenc SA (Pharmaceuticals)*                     786         28,756
    Societe Nationale Elf Aquitaine (Oils)                  330         36,577
    Televison Francaise (Broadcasting)                      270         21,946
    Union des Assurances Federales SA (Insurance)           190         19,655
                                                                    ----------
                                                                    $  121,713
-------------------------------------------------------------------------------
  Germany - 3.7%
    Adidas AG (Apparel and Textiles)                         96     $   11,537
    Henkel Kgaa (Consumer Goods and Services)               538         27,081
    Phoenix AG (Auto Parts)                               1,225         21,322
    Prosieben Media AG (Broadcasting)                       200          9,029
    SAP AG, Preferred (Computer Software - Systems)          79         18,028
                                                                    ----------
                                                                    $   86,997
-------------------------------------------------------------------------------
  Greece - 2.1%
    Athens Medical Care SA (Medical and Health Technology
    and Services)                                         1,800     $   17,260
    Hellenic Telecommunication Organization SA
    (Telecommunications)                                    880         19,520
    Papastratos Cigarettes SA (Consumer Goods and
    Services)                                               660         11,232
                                                                    ----------
                                                                    $   48,012
-------------------------------------------------------------------------------
  Hong Kong - 8.9%
    Asia Satellite Telecommunications Holdings Ltd.
    (Telecommunications)*                                 9,000     $   25,087
    Citic Pacific Ltd. (Conglomerates)                    5,000         26,649
    Dah Sing Financial Group (Banks and Credit Cos.)      2,600     $   10,871
    Hong Kong Electric Holdings Ltd. (Utilities -
    Electric)                                             8,000         27,978
    Hutchison Whampoa (Real Estate)                       1,000          8,324
    Ka Wah Bank (Bank and Credit Cos.)                    1,000          2,446
    Li & Fung Ltd. (Wholesale)                            36,000        36,701
    Liu Chong Hing Bank (Banks and Credit Cos.)           3,000          7,994
    Vanda Systems & Communication Holdings Ltd.
    (Computers Software - Systems)                        44,000        24,984
    Wharf Holdings Ltd. (Real Estate)                     6,000         21,719
    Wing Hang Bank Ltd. (Banks and Credit Cos.)           3,600         15,331
                                                                    ----------
                                                                    $  208,084
-------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Indosat (Telecommunications)                         500     $    1,031
    PT Indosat, ADR (Telecommunications)                    270          5,856
    PT Semen Gresik (Building Materials)                  4,500          4,639
                                                                    ----------
                                                                    $   11,526
-------------------------------------------------------------------------------
  Ireland - 2.4%
    Allied Irish Banks (Banks and Credit Cos.)            2,486     $   20,989
    Anglo Irish Bank Corp. (Banks and Credit Cos.)        16,800        23,957
    Smurfit Jefferson (Paper/Plastic)                     3,700         12,292
                                                                    ----------
                                                                    $   57,238
-------------------------------------------------------------------------------
  Italy - 3.3%
    Gucci Group Designs NV (Apparel and Textiles)           304     $   18,506
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                         8,225         11,980
    Industrie Natuzzi S.P.A., ADR (Consumer Goods and
      Services)                                             974         26,785
    Telecom Italia S.P.A., Saving Shares
      (Telecommunications)                               12,235         20,416
                                                                    ----------
                                                                    $   77,687
-------------------------------------------------------------------------------
  Japan - 23.4%
    Bank of Tokyo Mitsubishi (Banks and Credit Cos.)      1,000     $   18,159
    Bridgestone Corp. (Tire and Rubber)                   1,000         22,139
    Canon, Inc. (Special Products and Services)           2,000         55,224
    DDI Corp. (Telecommunications)                            3         15,672
    Fuji Photo Film Co Ltd., ADR (Photographic Products)    600         22,950
    Fujimi Inc. (Distribution Wholesale)                    400         22,388
    Hirose Electric Co. (Electronics)                       100          7,007
    Jusco Co. (Retail)                                    1,000         26,700
    Keyence Corp. (Electronics)                             110         16,053
    Kinki Coca-Cola Bottling Co. (Beverages)              1,000         12,438
    Kirin Beverage Corp. (Beverages)                      2,000         32,338
    Nippon Broadcasting (Broadcasting)                    1,000         73,880
    Nippon Telephone & Telegraph Co. (Utilities -
    Telephone)                                                2         18,740
    Osaka Sanso Kogyo Ltd. (Chemicals)                    4,000          8,458
    Secom Co. (Consumer Goods and Services)               1,000         71,061
    Sony Corp. (Electronics)                                300         26,119
    Takeda Chemical Industries (Pharmaceuticals)          1,000         26,617
    TDK Corp., ADR (Electronics)                            680         52,955
    Terumo Corp. (Computers)                              1,000         18,242
                                                                    ----------
                                                                    $  547,140
-------------------------------------------------------------------------------
  Malaysia - 0.2%
    UMW Holdings Berhad (Automobiles)                     2,000     $    5,377
-------------------------------------------------------------------------------
  Mexico - 1.0%
    Companhia Cerveja Ria Brahma (Broadcasting)           1,400     $   18,988
    TV Azteca SA De CV (Television)                         300          5,400
                                                                    ----------
                                                                    $   24,388
-------------------------------------------------------------------------------
  Netherlands - 5.1%
    Ahrend Kon (Office Furnishers)                          630     $   20,557
    Akzo Nobel (Chemicals)                                  160         24,746
    Brunel International NV (Human Resources)               300          6,183
    Computer Services (Computers)                         2,000         19,038
    Fugro NV (Engineering)                                  100          3,410
    Philips Electronics NV (Manufacturing)                  260         18,460
    Royal Dutch Petroleum (Oils)                            544         27,547
                                                                    ----------
                                                                    $  119,941
-------------------------------------------------------------------------------
  Peru - 0.9%
    Telefonica del Peru SA, ADR (Telecommunications)        870     $   20,336
-------------------------------------------------------------------------------
  Philippines - 0.2%
    Alsons Cement Corp. (Building Materials)*##           41,500    $    3,860
-------------------------------------------------------------------------------
  Poland - 0.3%
    Bank Handlowy Warsza (Banks and Credit Cos.)+           200     $    2,525
    Kghm Polska Miedz SA (Diversified - Metals)##           400          4,884
                                                                    ----------
                                                                    $    7,409
-------------------------------------------------------------------------------
  Portugal - 2.3%
    Banco Espirito Santo e Comercial de Lisboa SA (Banks
    and Credit Cos.)                                        500     $   12,268
    Banco Totta E Acores (Financial Institutions)         1,275         22,872
    Telecel - Comunicacaoes Pessoais SA
    (Telecommunication)                                     240         17,457
                                                                    ----------
                                                                    $   52,597
-------------------------------------------------------------------------------
  Singapore - 2.7%
    City Developments Ltd. (Real Estate)                  2,000     $   12,637
    Hong Leong Finance Ltd. (Finance)+                    3,000          5,855
    Mandarin Oriental International, Ltd.
     (Restaurants and Lodgings)                          27,000         30,240
    Singapore Land Ltd. (Conglomerates)                   3,000         13,298
                                                                    ----------
                                                                    $   62,030
-------------------------------------------------------------------------------
  Spain - 1.0%
    Abengoa SA (Construction)*                              300     $   13,260
    Acerinox SA (Iron and Steel)                             64         10,507
                                                                    ----------
                                                                    $   23,767
-------------------------------------------------------------------------------
  Sweden - 3.1%
    Astra AB (Pharmaceuticals)                            1,053     $   16,726
    Skandia Foersaekrings AB (Insurance)                    705         27,214
    Sparbanken Sverige AB (Banks and Credit Cos.)         1,271         27,508
                                                                    ----------
                                                                    $   71,448
-------------------------------------------------------------------------------
  Switzerland - 3.5%
    Kuoni Reisen Holdings AG (Transportation)                 9     $   36,930
    Novartis AG (Pharmaceuticals)                            31         43,778
                                                                    ----------
                                                                    $   80,708
-------------------------------------------------------------------------------
  Taiwan - 1.6%
    ASE Test Limited (Electronics)                          500     $   36,500
-------------------------------------------------------------------------------
  United Kingdom - 15.1%
    ASDA Group PLC (Supermarkets)                         9,401     $   21,937
    Bank of Scotland (Banks and Credit Cos.)              1,700         11,433
    British Aerospace PLC (Aerospace and Defense)         1,486         34,772
    British Petroleum PLC (Oil and Gas)                   2,155         30,103
    Carlton Communicatons PLC (Broadcasting)              2,660         21,165
    Corporate Services Group (Business Services)          5,200         16,348
    Grand Metropolitan (Food and Beverage Products)       2,910         26,714
    Jarvis Hotels PLC (Restaurants and Lodging)*+         10,900        27,378
    JBA Holdings Diversified Operations)                    900         12,397
    Kwik-Fit Holdings PLC (Retail)                        7,704         37,453
    Lloyds TSB Group PLC (Banks and Credit Cos.)          2,382         27,445
    PowerGen PLC (Utilities - Electric)*                  2,113         26,708
    Storehouse PLC (Retail)*                              6,100         22,637
    Tomkins PLC (Diversified Operations)                  5,100         24,711
    Williams Holdings (Diversified Operations)            2,200         12,424
                                                                    ----------
                                                                    $  353,625
-------------------------------------------------------------------------------
  Venezuela - 0.9%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)*                                 509     $   20,996
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $2,209,106
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,318,693)                          $2,270,832
-------------------------------------------------------------------------------
Short-Term Obligations - 2.6%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $  60     $   59,991
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,378,684)                     $2,330,823
Other Assets, Less Liabilities - 0.3%                                    5,265
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,336,088
-------------------------------------------------------------------------------
  * Non-income producing security.
## SEC Rule 144A restriction.
          +Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 88.4%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 85.2%
    Apparel and Textiles - 0.1%
    Polo Ralph Lauren Corp.*                                100     $    2,625
-------------------------------------------------------------------------------
  Business Machines - 5.4%
    Affiliated Computer Services, Inc., "A"*              1,880     $   49,350
    Compaq Computer Corp.*                                  200         13,100
    Silicon Graphics, Inc.*                                 500         13,719
    Sun Microsystems, Inc.*                               1,240         59,520
                                                                    ----------
                                                                    $  135,689
-------------------------------------------------------------------------------
  Business Services - 6.1%
    AccuStaff, Inc.*                                      2,180     $   57,906
    First Data Corp.                                        780         32,029
    First USA Paymentech, Inc.*                           1,320         40,095
    Galieo International, Inc.*                             100          2,644
    Hall Kinion & Associates, Inc.*                         100          2,137
    Lamalie Associates, Inc.*                               100          1,900
    Teletech Holdings, Inc.*                              1,000         16,375
                                                                    ----------
                                                                    $  153,086
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 14.0%
    Activision, Inc.*                                     1,500     $   19,500
    Adobe Systems, Inc.                                   1,165         45,872
    Autodesk, Inc.*                                       1,710         74,812
    Electronic Arts, Inc.*                                1,200         36,975
    Microsoft Corp.*                                      1,000        132,187
    Midway Games, Inc.*                                     960         20,280
    Spectrum Holobyte, Inc.*                              4,600         22,138
                                                                    ----------
                                                                    $  351,764
-------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    Ingram Micro, Inc.*                                     750     $   21,563
-------------------------------------------------------------------------------
  Computer Software - Systems - 32.5%
    BMC Software, Inc.*                                   1,180     $   73,897
    Cadence Design Systems, Inc.*                         2,831        134,649
    Computer Associates International, Inc.               2,095        140,103
    Compuware Corp.*                                      1,660        102,505
    Engineering Animation, Inc.*                            470         17,977
    Great Plains Software, Inc.*                            100          2,638
    Oracle Systems Corp.*                                 3,480        132,675
    Peoplesoft, Inc.*                                       660         37,125
    Peritus Software Services, Inc.*                        100          2,500
    Rational Software Corp.*                              1,010         16,665
    Summit Design, Inc.*                                  4,400         52,800
    Sybase, Inc.*                                           380          7,078
    Synopsys, Inc.*                                       2,830         97,989
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  819,826
-------------------------------------------------------------------------------
 Electronics - 5.1%
    Atmel Corp.*                                            440     $   15,565
    Intel Corp.                                             340         31,322
    Sony Corp.                                              250         22,031
    Teradyne, Inc.*                                         900         50,119
    Xilinx, Inc.*                                           200          9,500
                                                                    ----------
                                                                    $  128,537
-------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Bristol-Myers Squibb Co.                                610     $   46,360
    Ocular Sciences, Inc.*                                  100          1,912
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $   50,922
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.6%
    Centennial Healthcare Corp.*                            100     $    2,012
    HBO & Co.                                             1,085         77,713
    Horizon CMS Healthcare Corp.*                           700         14,394
    Monarch Dental Corp.*                                   100          1,813
    Oxford Health Plans, Inc.*                              370         27,056
    Pacificare Health Systems, Inc., "B"*                   130          8,889
    United Healthcare Corp.                               1,240         60,295
                                                                    ----------
                                                                    $  192,172
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Domain Energy Corp.*                                    100          1,525
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    7,288
-------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    CMP Media, Inc.*                                        100     $    2,675
-------------------------------------------------------------------------------
  Stores - 0.2%
    CVS Corp.                                               100     $    5,638
-------------------------------------------------------------------------------
  Telecommunications - 9.3%
    Ascend Communications, Inc.*                          1,105     $   46,893
    Aspect Telecommunications Corp.*                      2,770         60,940
    Cabletron Systems, Inc.*                                700         21,175
    Cisco Systems, Inc.*                                  1,055         79,521
    Lucent Technologies, Inc.                               290         22,584
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $  235,188
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    MCI Communications Corp.                              1,410     $   40,185
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,147,158
-------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Germany - 1.7%
    SAP AG, Preferred (Computer Software - Systems)         185     $   42,217
-------------------------------------------------------------------------------
  Japan - 1.5%
    Canon, Inc., ADR (Special Products and Services)         80     $   11,130
    Sony Corp. (Electronics)                                300         26,120
                                                                    ----------
                                                                    $   37,250
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   79,467
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,850,603)                          $2,226,625
-------------------------------------------------------------------------------
Short-Term Obligations - 11.5%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $ 290     $  289,957
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,140,560)                     $2,516,582
Other Assets, Less Liabilities - 0.1%                                    2,168
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,518,750
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE              EQUITY            SPECIAL
                                                                                   GROWTH              INCOME      OPPORTUNITIES
AUGUST 31, 1997                                                                      FUND                FUND               FUND
--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $2,461,282, $1,245,641 and $3,114,897,
    respectively)                                                              $2,744,043          $1,405,673          $3,717,356
  Cash                                                                              1,141              19,505                 489
  Deposit with brokers for securities sold short                                     --                  --                95,437
  Foreign currency, at value (identified cost, $0,
    $0 and $4,055, respectively)                                                     --                  --                 4,042
  Receivable for Fund shares sold                                                    --                50,000                --
  Receivable for investments sold                                                  37,779               6,595             262,105
  Net receivable for foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                                       --                  --                   175
  Interest and dividends receivable                                                   897               2,892               2,064
  Receivable from investment adviser                                               10,414                --                17,514
  Deferred organization expenses                                                    1,669               1,676               1,688
  Other assets                                                                      1,288                --                  --
                                                                               ----------          ----------          ----------
      Total assets                                                             $2,797,231          $1,486,341          $4,100,870
                                                                               ----------          ----------          ----------

Liabilities:
  Securities sold short, at value (proceeds
    received, $0, $0 and $122,480, respectively)                               $     --            $     --            $  126,887
  Payable for investments purchased                                                29,934              10,405               5,991
  Accrued expenses and other liabilities                                           11,177               1,883              13,181
                                                                               ----------          ----------          ----------
      Total liabilities                                                        $   41,111          $   12,288          $  146,059
                                                                               ----------          ----------          ----------
Net assets                                                                     $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Net assets consist of:
  Paid-in capital                                                              $2,164,935          $1,179,568          $3,083,892
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                    282,768             160,027             598,225
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                                 107,865             123,884             244,151
  Accumulated undistributed net investment income                                 200,552              10,574              28,543
                                                                               ----------          ----------          ----------
      Total                                                                    $2,756,120          $1,474,053          $3,954,811
                                                                               ----------          ----------          ----------

Shares of beneficial interest outstanding:
  Class A                                                                          67,032              34,434             140,925
  Class I                                                                         107,057              65,074             149,230
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest
        outstanding                                                               174,089              99,508             290,155
                                                                               ==========          ==========          ==========

Net assets:
  Class A                                                                      $1,060,643          $  510,280          $1,919,478
  Class I                                                                       1,695,477             963,773           2,035,333
                                                                               ----------          ----------          ----------
      Total net assets                                                         $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price
    per share (net assets / shares of beneficial interest outstanding)           $15.82              $14.82              $13.62
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of  beneficial interest outstanding)                    $15.84              $14.81              $13.64
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE        CONVERTIBLE                 NEW
                                                                                     CHIP         SECURITIES           DISCOVERY
AUGUST 31, 1997                                                                      FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $624,151,
  $552,430 and $1,817,783, respectively)                                       $  720,092          $  624,057          $1,996,184
Cash                                                                                6,338               3,982              33,748
Foreign currency, at value (identified cost, $0, $26
  and $0, respectively)                                                              --                    26                --
Receivable for investments sold                                                      --                 9,904                --
Interest and dividends receivable                                                   1,149               2,643                 180
                                                                               ----------          ----------          ----------
    Total assets                                                               $  727,579          $  640,612          $2,030,112
                                                                               ----------          ----------          ----------

Liabilities:
  Accrued expenses and other liabilities                                       $       90          $       85          $      249
                                                                               ----------          ----------          ----------
Net assets                                                                     $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $  617,975          $  557,991          $1,579,754
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                     95,941              71,627             178,401
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                                  12,369              (1,197)            126,577
  Accumulated undistributed net investment income                                   1,204              12,106             145,131
                                                                               ----------          ----------          ----------
      Total                                                                    $  727,489          $  640,527          $2,029,863
                                                                               ----------          ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                          41,316              50,266              41,008
  Class I                                                                          20,514               5,555             114,238
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest outstanding                              61,830              55,821             155,246
                                                                               ==========          ==========          ==========
Net assets:
  Class A                                                                      $  486,110          $  576,830          $  536,157
  Class I                                                                         241,379              63,697           1,493,706
                                                                               ----------          ----------          ----------
      Total net assets                                                         $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price per share (net assets /
    shares of beneficial interest outstanding)                                   $11.77              $11.48              $13.07
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share (net assets / shares of
    beneficial interest outstanding)                                             $11.77              $11.47              $13.08
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
AUGUST 31, 1997                                                                      FUND                FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,378,684 and
    $2,140,560, respectively)                                                  $2,330,823          $2,516,582
  Cash                                                                                924               3,165
  Foreign currency, at value (identified cost, $1,560 and $46,
    respectively)                                                                   1,164                  43
  Receivable for Fund shares sold                                                  10,000                --
  Receivable for investments sold                                                  17,901                --
  Interest and dividends receivable                                                 4,591                  54
  Receivable from investment adviser                                                6,854               8,711
  Other assets                                                                       --                   250
                                                                               ----------          ----------
      Total assets                                                             $2,372,257          $2,528,805
                                                                               ----------          ----------

Liabilities:
  Payable for investments purchased                                            $   26,952          $     --
  Accrued expenses and other liabilities                                            9,217              10,055
                                                                               ----------          ----------
      Total liabilities                                                        $   36,169          $   10,055
                                                                               ----------          ----------
Net assets                                                                     $2,336,088          $2,518,750
                                                                               ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $2,134,309          $2,036,119
  Unrealized appreciation (depreciation) on investments and
    translation of
    assets and liabilities in foreign currencies                                  (48,333)            376,018
  Accumulated undistributed net realized gain (loss) on
    investments and
    foreign currency transactions                                                 239,440             (69,545)
  Accumulated undistributed net investment income                                  10,672             176,158
                                                                               ----------          ----------
      Total                                                                    $2,336,088          $2,518,750
                                                                               ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                         119,940              70,359
  Class I                                                                          93,365             130,608
                                                                               ----------          ----------
      Total shares of beneficial interest outstanding                             213,305             200,967
                                                                               ==========          ==========
Net assets:
  Class A                                                                      $1,313,579          $  881,888
  Class I                                                                       1,022,509           1,636,862
                                                                               ----------          ----------
      Total net assets                                                         $2,336,088          $2,518,750
                                                                               ==========          ==========
Class A shares:
  Net asset value and offering and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======
Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======

See notes to financial statements

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE             EQUITY              SPECIAL
                                                                                   GROWTH             INCOME        OPPORTUNITIES
YEAR ENDED AUGUST 31, 1997                                                           FUND               FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $  217,465          $   27,016          $   21,095
    Interest                                                                        7,705               2,229              22,623
                                                                               ----------          ----------          ----------
      Total investment income                                                  $  225,170          $   29,245          $   43,718
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $   12,775          $    6,926          $   23,164
    Shareholder servicing agent fee                                                 2,233               1,209               4,030
    Distribution and service fee - Class A                                          4,216               2,468               9,410
    Administrative fee                                                                 27                  83                --
    Registration fee                                                                2,763               2,335                --
    Auditing fee                                                                    5,101               5,501               8,272
    Postage                                                                           341                  82                 119
    Printing                                                                        2,928               1,635                --
    Legal fee                                                                       3,223               2,618               2,026
    Custodian fee                                                                   5,695               5,166               5,902
    Amortization of organization expenses                                             434                 434                 434
    Miscellaneous                                                                   4,671                 354                 325
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   44,407          $   28,811          $   53,682
    Fees paid indirectly                                                             (690)               (388)             (1,010)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent and distributor                                                       (19,224)            (14,434)            (36,604)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $   24,493          $   13,989          $   16,068
                                                                               ----------          ----------          ----------
        Net investment income                                                  $  200,677          $   15,256          $   27,650
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  147,884          $  130,162          $  314,835
    Securities sold short                                                            --                  --                (6,786)
    Foreign currency transactions                                                    (112)                 (8)               (173)
                                                                               ----------          ----------          ----------

      Net realized gain on investments and
        foreign currency transactions                                          $  147,772          $  130,154          $  307,876
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  264,806          $  134,063          $  542,028
    Securities sold short                                                            --                  --                14,842
    Translation of assets and liabilities in foreign
currencies                                                                             12                  (5)                173
                                                                               ----------          ----------          ----------
      Net change in unrealized appreciation                                    $  264,818          $  134,058          $  557,043
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and
          foreign currency                                                     $  412,590          $  264,212          $  864,919
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  613,267          $  279,468          $  892,569
                                                                               ==========          ==========          ==========

See notes to financial statements

Statements of Operations - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*              FUND*
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $    6,880          $   12,186          $  155,787
    Interest                                                                          978               5,669               6,670
                                                                               ----------          ----------          ----------
      Total investment income                                                  $    7,858          $   17,855          $  162,457
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $    2,849          $    2,458          $    8,539
    Shareholder servicing agent fee                                                   576                 497               1,498
    Distribution and service fee - Class A                                          1,480               1,738               1,286
    Administrative fee                                                                 52                  44                 132
    Registration fee                                                                4,030               4,000               4,505
    Auditing fee                                                                    5,500               5,900               6,000
    Printing                                                                        2,237               1,135               2,892
    Postage                                                                            42                --                    25
    Legal fee                                                                       3,871               3,214               4,534
    Custodian fee                                                                     392                 459                 720
    Miscellaneous                                                                     557                 213                 271
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   21,586          $   19,658          $   30,402
    Fees paid indirectly                                                             (173)               (168)               (451)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent, and distributor                                                      (14,749)            (13,739)            (12,625)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $    6,664          $    5,751          $   17,326
                                                                               ----------          ----------          ----------
        Net investment income                                                  $    1,194          $   12,104          $  145,131
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $   12,369          $    5,932          $  126,577
    Securities sold short                                                            --                (7,129)               --
    Foreign currency transactions                                                      10                   2                --
                                                                               ----------          ----------          ----------

      Net realized gain (loss) on investments and
        foreign currency
        transactions                                                           $   12,379          $   (1,195)         $  126,577
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation on investments and
    translation
    of assets and liabilities in foreign currencies                            $   95,941          $   71,627          $  178,401
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and foreign
          currency                                                             $  108,320          $   70,432          $  304,978
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  109,514          $   82,536          $  450,109
                                                                               ==========          ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Operations - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*
-------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $   32,673          $  183,332
    Interest                                                                        4,208              12,047
    Foreign taxes withheld                                                         (3,096)
                                                                               ----------          ----------
      Total investment income                                                  $   33,785          $  195,379
                                                                               ----------          ----------

  Expenses -
    Management fee                                                             $   14,026          $   10,517
    Shareholder servicing agent fee                                                 1,819               1,845
    Distribution and service fee - Class A                                          4,164               2,112
    Administrative fee                                                                168                 166
    Registration fee                                                                4,500               4,010
    Auditing fees                                                                   5,500               5,500
    Postage                                                                           468                 129
    Printing                                                                        3,357               3,181
    Legal fees                                                                      3,451               5,691
    Custodian fee                                                                   4,387                 910
    Miscellaneous                                                                   1,762                 327
                                                                               ----------          ----------
      Total expenses                                                           $   43,602          $   34,388
    Fees paid indirectly                                                             (480)               (559)
    Reduction of expenses by investment adviser, shareholder
      servicing agent, and distributor                                            (20,009)            (14,474)
                                                                               ----------          ----------
      Net expenses                                                             $   23,113          $   19,355
                                                                               ----------          ----------
        Net investment income                                                  $   10,672          $  176,024
                                                                               ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  241,403          $  (69,545)
    Foreign currency transactions                                                  (1,963)                134
                                                                               ----------          ----------

      Net realized gain (loss) on investments and foreign
        currency
        transactions                                                           $  239,440          $  (69,411)
                                                                               ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  (47,861)         $  376,022
    Translation of assets and liabilities in foreign currencies                      (472)                 (4)
                                                                               ----------          ----------
      Net change in unrealized appreciation (depreciation)                     $  (48,333)         $  376,018
                                                                               ----------          ----------
        Net realized and unrealized gain on investments and
          foreign currency                                                     $  191,107          $  306,607
                                                                               ----------          ----------
          Increase in net assets from operations                               $  201,779          $  482,631
                                                                               ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                 $  200,677          $     (362)
  Net realized gain on investments and foreign
    currency transactions                                                         147,772              66,889
  Net unrealized gain on investments and foreign
    currency translation                                                          264,818              17,950
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  613,267          $   84,477
                                                                               ----------          ----------

Distributions declared to shareholders from net
  realized gain on investments - Class A                                       $ (106,559)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,273,798          $  605,756
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              106,552                --
  Cost of shares reacquired                                                      (817,088)             (4,083)
                                                                               ----------          ----------
      Increase in net assets from Fund share
        transactions                                                           $1,563,262          $  601,673
                                                                               ----------          ----------
        Total increase in net assets                                           $2,069,970          $  686,150
Net assets:
  At beginning of period                                                          686,150                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income (loss) of
    $200,552 and $(13), respectively)                                          $2,756,120          $  686,150
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   15,256          $    4,878
  Net realized gain on investments and foreign
    currency transactions                                                         130,154               7,246
  Net unrealized gain on investments and foreign
    currency translation                                                          134,058              25,969
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  279,468          $   38,093
                                                                               ----------          ----------

Distributions declared to shareholders -
  From net investment income - Class A                                         $   (9,552)         $     --
  From net realized gain on investments - Class A                                 (13,524)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $  (23,076)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $1,191,109          $  449,397
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                               23,074                --
  Cost of shares reacquired                                                      (473,902)            (10,110)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  740,281          $  439,287
                                                                               ----------          ----------
        Total increase in net assets                                           $  996,673          $  477,380
Net assets:
  At beginning of period                                                          477,380                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income
    of $10,574 and $4,878, respectively)                                       $1,474,053          $  477,380
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   27,650          $   10,016
  Net realized gain on investments and foreign
    currency transactions                                                         307,876             168,487
  Net unrealized gain on investments and foreign
    currency translation                                                          557,043              41,182
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  892,569          $  219,685
                                                                               ----------          ----------

Distributions declared to shareholders -

  From net investment income - Class A                                         $   (8,950)         $     --
  From net realized gain on investments - Class A                                (232,385)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $ (241,335)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,798,830          $2,038,964
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              241,330                --
  Cost of shares reacquired                                                    (1,995,218)                (14)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $1,044,942          $2,038,950
                                                                               ----------          ----------
        Total increase in net assets                                           $1,696,176          $2,258,635
Net assets:
  At beginning of period                                                        2,258,635                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $28,543
    and $10,016, respectively)                                                 $3,954,811          $2,258,635
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    1,194          $   12,104          $  145,131
  Net realized gain (loss) on investments and
    foreign currency transactions                                                  12,379              (1,195)            126,577
  Net unrealized gain on investments and foreign
    currency translation                                                           95,941              71,627             178,401
                                                                               ----------          ----------          ----------
      Increase in net assets from operations                                   $  109,514          $   82,536          $  450,109
                                                                               ----------          ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $  720,959          $  559,838          $1,935,566
  Cost of shares reacquired                                                      (102,984)             (1,847)           (355,812)
                                                                               ----------          ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  617,975          $  557,991          $1,579,754
                                                                               ----------          ----------          ----------
        Total increase in net assets                                           $  727,489          $  640,527          $2,029,863
Net assets:
  At beginning of period                                                             --                  --                  --
                                                                               ----------          ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $1,204,
    $12,106 and $145,131, respectively)                                        $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   10,672          $  176,024
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                  239,440             (69,411)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                          (48,333)            376,018
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  201,779          $  482,631
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,472,688          $2,470,527
  Cost of shares reacquired                                                      (338,379)           (434,408)
                                                                               ----------          ----------
      Increase in net assets from Fund share transactions                      $2,134,309          $2,036,119
                                                                               ----------          ----------
        Total increase in net assets                                           $2,336,088          $2,518,750
Net assets:
  At beginning of period                                                             --                  --
                                                                               ----------          ----------

  At end of period (including accumulated undistributed net
    investment income of $10,672 and $176,158, respectively)                   $2,336,088          $2,518,750
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    12.33          $    10.00          $    12.99
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income (loss)(S)                                              $     1.24          $    (0.01)         $     1.50
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.93                2.34                1.35
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     5.17          $     2.33          $     2.85
                                                                               ----------          ----------          ----------

Less distributions declared to shareholders from net
  realized gain on investments                                                 $    (1.68)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    15.82          $    12.33          $    15.84
                                                                               ==========          ==========          ==========
Total return                                                                        45.22%              23.30%++            21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.45%               1.50%+              1.48%+
  Net investment income (loss)                                                       9.12%              (0.11)%+            14.08%+
Portfolio turnover                                                                  1,043%                204%              1,043%
Average commission rate                                                        $   0.0248          $   0.0411          $   0.0248
Net assets at end of period
 (000 omitted)                                                                 $    1,061          $      686          $    1,695

 *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
**  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     1.06          $    (0.18)         $     1.40
Ratios (to average net assets):
  Expenses##                                                                         2.82%               4.28%+              2.35%
  Net investment income (loss)                                                       7.75%              (2.34)%+            13.20%

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.07          $    10.00          $    12.20
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.22          $     0.13          $     0.15
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.91                0.94                2.46
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     4.13          $     1.07          $     2.61
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -
  From net investment income                                                   $    (0.16)         $     --            $     --
  From net realized gain on investments                                             (0.22)               --                  --
                                                                               ----------          ----------          ----------
Total distributions declared to shareholders                                   $    (0.38)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    14.82          $    11.07          $    14.81
                                                                               ==========          ==========          ==========
Total return                                                                        38.05%              10.70%++            21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%               1.50%+              1.50%+
  Net investment income                                                              1.75%               1.83%+              1.51%+
Portfolio turnover                                                                    118%                 56%                118%
Average commission rate                                                        $   0.0393          $   0.0331          $   0.0393
Net assets at end of
 period (000 omitted)                                                          $      510          $      477          $      964

  *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
 **  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #   Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had been waived by the Fund and/or if actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     0.02          $    (0.06)         $     0.03
Ratios (to average net assets):
  Expenses##                                                                         3.40%               4.67%+              2.67%+
  Net investment income (loss)                                                      (0.15)%             (0.78)%+             0.35%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.36          $    10.00          $    11.39
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.08          $     0.06          $     0.11
  Net realized and unrealized gain on investments
    and foreign currency transactions                                                3.35                1.30                2.14
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     3.43          $     1.36          $     2.25
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -

  From net investment income                                                   $    (0.04)         $     --            $     --
  From net realized gain on investments and
    foreign currency transactions                                                   (1.13)               --                  --
                                                                               ----------          ----------          ----------
      Total distributions declared to shareholders                             $    (1.17)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    13.62          $    11.36          $    13.64
                                                                               ==========          ==========          ==========
Total return                                                                        31.84%              13.60%++            19.75%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         0.74%               1.50%+              0.18%+
  Net investment income                                                              0.65%               0.78%+              1.26%+
Portfolio turnover                                                                    161%                108%                161%
Average commission rate                                                        $   0.0387          $   0.0361          $   0.0387
Net assets at end of period (000 omitted)                                      $    1,920          $    2,259          $    2,035

 *   For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
**   For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +   Annualized.
++   Not annualized.
 #   Per share data are based on average shares outstanding.
##   The Fund's expenses are calculated without reduction for fees paid indirectly. (S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income
     (loss) per share and ratios would have been:

Net investment income (loss)                                                   $    (0.06)         $    (0.01)         $     0.01
Ratios (to average net assets):
  Expenses##                                                                         1.92%               2.97%+              1.36%+
  Net investment income (loss)                                                      (0.53)%             (0.16)%+             0.08%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND                                                                  PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.02          $     0.02
  Net realized and unrealized gain on
    investments                                                                      1.75                1.75
                                                                               ----------          ----------
      Total from investment operations                                         $     1.77          $     1.77
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.77          $    11.77
                                                                               ==========          ==========
Total return                                                                        17.70%++            17.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              0.28%+              0.24%+
Portfolio turnover                                                                     32%                 32%
Average commission rate                                                        $   0.0427          $   0.0427
Net assets at end of period (000 omitted)                                      $      486          $      241

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The Investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income loss per share and the ratios would have been:

Net investment loss                                                            $    (0.26)         $    (0.23)
Ratios (to average net assets):
  Expenses##                                                                         5.04%+              4.54%+
  Net investment loss                                                               (3.25)%+            (2.80)%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations -
  Net investment income(S)                                                     $     0.25          $     0.26
  Net realized and unrealized gain on
    investments                                                                      1.23                1.21
                                                                               ----------          ----------
      Total from investment operations                                         $     1.48          $     1.47
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.48          $    11.47
                                                                               ==========          ==========
Total return                                                                        14.70%++            14.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              3.16%+              3.19%+
Portfolio turnover                                                                     76%                 76%
Average commission rate                                                        $   0.0453          $   0.0453
Net assets at end of period (000 omitted)                                      $      577          $       64

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                              $    (0.04)         $     --
Ratios (to average net assets):
  Expenses##                                                                         5.19%+              4.69%+
  Net investment income (loss)                                                      (0.53)%+             --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
NEW DISCOVERY FUND                                            PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.98          $     1.01
  Net realized and unrealized gain on
    investments                                                                      2.09                2.07
                                                                               ----------          ----------
      Total from investment operations                                         $     3.07          $     3.08
                                                                               ----------          ----------
Net asset value - end of period                                                $    13.07          $    13.08
                                                                               ==========          ==========
Total return                                                                        30.70%++            30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                             12.41%+             12.65%+
Portfolio turnover                                                                    887%                887%
Average commission rate                                                        $   0.0250          $   0.0250
Net assets at end of period (000 omitted)                                      $      536          $    1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.89          $     0.92
Ratios (to average net assets):
  Expenses##                                                                         3.10%+              2.52%+
  Net investment income                                                             10.81%+             11.63%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND                                                      PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A            CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.06          $     0.07
  Net realized and unrealized gain on
    investments                                                                      0.89                0.88
                                                                               ----------          ----------
      Total from investment operations                                         $     0.95          $     0.95
                                                                               ----------          ----------
Net asset value - end of period                                                $    10.95          $    10.95
                                                                               ==========          ==========
Total return                                                                         9.60%++             9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.68%+              1.68%+
  Net investment income                                                              0.71%+              0.85%+
Portfolio turnover                                                                    137%                137%
Average commission rate                                                        $   0.0198          $   0.0198
Net assets at end of period (000 omitted)                                      $    1,314          $    1,022

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment loss                                                            $    (0.01)         $     --
Ratios (to average net assets):
  Expenses##                                                                         3.31%+              2.81%+
  Net investment loss                                                               (0.92)%+            (0.28)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.84          $     1.05
  Net realized and unrealized gain on
    investments and foreign currency transactions                                    1.69                1.48
                                                                               ----------          ----------
      Total from investment operations                                         $     2.53          $     2.53
                                                                               ----------          ----------
Net asset value - end of period                                                $    12.53          $    12.53
                                                                               ==========          ==========
Total return                                                                        25.30%++            25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.40%+              1.41%+
  Net investment income                                                             10.73%+             13.11%+
Portfolio turnover                                                                    792%                792%
Average commission rate                                                        $   0.0243          $   0.0243
Net assets at end of period (000 omitted)                                      $      882          $    1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.73          $     0.98
Ratios (to average net assets):
  Expenses##                                                                         2.77%+              2.28%+
  Net investment income                                                              9.36%+             12.24%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Science and Technology Fund are diversified series of MFS Series Trust I (the Trust), and MFS Special Opportunities Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of each Fund's operations.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Written Options - Each Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, each Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by each Fund. Each Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of each Fund's management on the direction of interest rates.

Short Sales - The Special Opportunities Fund, the Convertible Securities Fund, the New Discovery Fund, and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which a Fund does not own with the intent of purchasing it later at a lower price. A Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which a Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended August 31, 1997, the following amounts were reclassified between accumulated undistributed net investment income and accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                          BLUE         CONVERTIBLE              CORE              EQUITY
                                          CHIP          SECURITIES            GROWTH              INCOME
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                 $  (10)              $  (2)           $  112                $  8
Accumulated undistributed net
investment income (loss)                 $  10               $  2             $ (112)               $ (8)

                                           NEW            RESEARCH       SCIENCE AND             SPECIAL
                                     DISCOVERY        INTERNATIONAL       TECHNOLOGY        OPPORTUNITIES
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                $  --              $  1,963            $ (134)             $  173
Accumulated undistributed net
investment income (loss)               $  --              $ (1,963)           $  134              $ (173)

At August 31, 1997, the Convertible Securities Fund, for federal income tax purposes, had a capital loss carryforward of $1,022 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2005.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund, at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Equity Income Fund, the New Discovery Fund, the Science and Technology Fund, and the Special Opportunities Fund, and at an annual rate of 1.00% of average daily net assets for the Research International Fund. For the year ended August 31, 1997, the investment adviser did not impose any of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets, except that the Research International Fund will pay a fee of 1.75%. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
           $9,844         $9,046      $  --           $8,413         $1,302          $  --           $  --             $  --

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Effective March 1, 1997, the Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the year ended August 31, 1997.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the year ended August 31, 1997, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A shares at an effective annual rate of up to 0.15%. MFSC is currently waiving its fee for an indefinite period.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments                               $  801,689       $  916,065     $  17,817,514     $  1,735,832
                                          ==========       ==========     =============     ============
Sales
----------
Investments                               $  189,892       $  382,668     $  16,161,162     $  1,069,051
                                          ==========       ==========     =============     ============

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments (non-U.S. government
   securities)                         $  14,628,778     $  4,633,699     $  15,372,426     $  4,871,185
                                       =============     ============     =============     ============
Sales
----------
Investments (non-U.S. government
securities)                            $  13,012,489     $  2,561,525     $  13,452,258     $  4,574,155
                                       =============     ============     =============     ============

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $    624,151       $  552,605      $  2,467,904       $1,245,767
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $     99,721       $   77,886      $    310,563       $  163,961
Gross unrealized depreciation                 (3,780)          (6,434)          (34,424)          (4,055)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation           $     95,941       $   71,452      $    276,139       $  159,906
                                        ============       ==========      ============       ==========

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $  1,823,392       $2,379,678      $  2,151,232       $3,115,308
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $    215,761       $  128,745      $    427,647       $  687,707
Gross unrealized depreciation                (42,969)        (177,600)          (62,297)         (85,659)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation
   (depreciation)                       $    172,792       $  (48,855)     $    365,350       $  602,048
                                        ============       ==========      ============       ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                                                        YEAR ENDED AUGUST 31, 1997
                      --------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                      --------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                46,967      $  474,750         50,444       $  504,497         59,769        $  808,314
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --                8,292           106,552
Shares reacquired          (5,651)        (56,185)          (178)          (1,847)       (56,691)         (726,457)
                           ------      ----------         ------       ----------         ------        ----------
  Net increase             41,316      $  418,565         50,266       $  502,650         11,370        $  188,409
                           ======      ==========         ======       ==========         ======        ==========

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                     ---------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**    RESEARCH INTERNATIONAL FUND**
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                28,321      $  354,214         46,587       $  483,036        145,874      $  1,462,123
Shares issued to
  shareholders in
  reinvestment of
  distributions             1,898          23,074        --              --              --               --
Shares reacquired         (38,910)       (473,850)        (5,579)         (56,315)       (25,934)         (255,253)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              (8,691)     $  (96,562)        41,008       $  426,721        119,940      $  1,206,870
                           ======      ==========         ======       ==========        =======      ============

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                               78,193       $  811,064         80,611        $  941,341
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --               21,566           241,330
Shares reacquired                                         (7,834)         (79,182)      (160,079)       (1,817,353)
                                                          ------       ----------        -------       -----------
  Net increase
   (decrease)                                             70,359       $  731,882        (57,902)      $  (634,682)
                                                          ======       ==========        =======       ===========

Class A Shares
                                                                                     PERIOD ENDED AUGUST 31, 1996*
                     ---------------------------------------------------------------------------------------------
                                 CORE GROWTH FUND              EQUITY INCOME FUND       SPECIAL OPPORTUNITIES FUND
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                56,000      $  605,756         44,072       $  449,397        198,828      $  2,038,964
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --              --               --
Shares reacquired            (338)         (4,083)          (947)         (10,110)            (1)              (14)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              55,662      $  601,673         43,125       $  439,287        198,827      $  2,038,950
                           ======      ==========         ======       ==========        =======      ============

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 24,471     $  246,209          5,555        $  55,341        113,207      $  1,465,484
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired           (3,957)       (46,799)       --              --               (6,150)          (90,631)
                            ------     ----------          -----        ---------        -------      ------------
  Net increase              20,514     $  199,410          5,555        $  55,341        107,057      $  1,374,853
                            ======     ==========          =====        =========        =======      ============

 *For the period from the commencement of investment operations, January 2, 1996, through August 31, 1996.
**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**     RESEARCH INTERNATIONAL FUND**
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 65,078     $  836,895        144,634     $  1,452,530        100,754      $  1,010,565
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired               (4)           (52)       (30,396)        (299,497)        (7,389)          (83,126)
                            ------     ----------        -------     ------------         ------        ----------
  Net increase              65,074     $  836,843        114,238     $  1,153,033         93,365        $  927,439
                            ======     ==========        =======     ============         ======        ==========

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                              164,633     $  1,659,463        163,990      $  1,857,489
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --              --               --
Shares reacquired                                        (34,025)        (355,226)       (14,760)         (177,865)
                                                         -------     ------------        -------      ------------
  Net increase                                           130,608     $  1,304,237        149,230      $  1,679,624
                                                         =======     ============        =======      ============

**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended August 31, 1997, were as follows:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
               $6             $3           $3             $8             $2               $8              $1                $4

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Research International Fund owned the following restricted securities (consisting of 1.53% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF
FUND/DESCRIPTION                               ACQUISITION            SHARES              COST             VALUE
------------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND
  Bank Handlowy Warsza                             6/18/97               200           $ 2,162           $ 2,525
  Hong Leong Finance Ltd.                          1/15/96             3,000            11,940             5,855
  Jarvis Hotels                          6/21/96 - 7/02/96            10,900            30,014            27,378
                                                                                                         -------
                                                                                                         $35,758
                                                                                                         =======

(8) Financial Instruments
The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the Special Opportunities Fund amounted to a net receivable of $175 with Deutschebank at August 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund:

We have audited the accompanying statements of assets and liabilities of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund (the Funds) (eight of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments as of August 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund at August 31, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Core Growth Fund
MFS(R) Equity Income Fund
MFS(R) Special Opportunities Fund
MFS(R) Blue Chip Fund
MFS(R) Convertible SecuritiesFund
MFS(R) New Discovery Fund
MFS(R) Research InternationalFund
MFS(R) Science and Technology Fund

500 Boylston Street
Boston, MA02116-3741

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                            INC-2  10/97   970

                         MFS RESEARCH INTERNATIONAL FUND

   SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
                                JANUARY 1, 1998


   THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JANUARY 1, 1998, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

   CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY


                                                                                  CLASS I
                                                                                  -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price).................................     None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable)..........     None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees.............................................................     1.00%
                                                                                   ----
  Rule 12b-1 Fees.............................................................     None
  Other Expenses (after expense limitation)(1)((2)............................     0.40%
                                                                                   ----
  Total Operating Expenses (after expense limitation)(2)......................     1.40%


(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(2) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.40% per annum of its average daily net assets during the current fiscal year. Otherwise, "Other Expenses" and "Total Operating Expenses" would be 1.41% and 2.81%, respectively. See "Other Information" below.

                               EXAMPLE OF EXPENSES

   An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  PERIOD                              CLASS I
                  ------                              -------
                  1 year..........................      $14
                  3 years.........................       44

   The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION


   The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP.


                      FINANCIAL HIGHLIGHTS - CLASS I SHARES


                                                                     PERIOD ENDED
                                                                   AUGUST 31, 1997*
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $ 10.00
                                                                        -------
Income from investment operations# -
   Net investment income**                                              $  0.07
   Net realized and unrealized gain on investments                         0.88
                                                                        -------
      Total from investment operations                                  $  0.95
                                                                        -------
Net asset value - end of period                                         $ 10.95
                                                                        -------
Total return                                                               9.60%++
Ratios (to average net assets)/Supplemental data**:
   Expenses##                                                              1.68%+
   Net investment income                                                   0.85%+
Portfolio turnover                                                          137%
Average commission rate                                                 $0.0198
Net assets at end of period (000 omitted)                               $ 1,022


--------------------------

* For the period from the inception of Class I shares of the Fund, January 2, 1997, through August 31, 1997.


+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.


** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:


   Net investment income                                        $    --
   Ratios (to average net assets):
      Expenses##                                                   2.81%+
      Net investment income                                      (0.28)%+

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor in Class I shares.

SHARE CLASSES OFFERED BY THE FUND

   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

   Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a 1.00% CDSC upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C shares and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

   Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


   Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 0.40% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.


                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998.

                                                             PROSPECTUS
                                                        JANUARY 1, 1998
                                           CLASS A SHARES OF BENEFICIAL
                                                               INTEREST
MFS(R) RESEARCH                            CLASS B SHARES OF BENEFICIAL
INTERNATIONAL FUND                                             INTEREST
(A member of the MFS Family of             CLASS C SHARES OF BENEFICIAL
  Funds(R))                                                    INTEREST


--------------------------------------------------------------------------------
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS Research International Fund (the "Fund"), a diversified series of MFS Series Trust I (the "Trust"). The investment objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States, and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

                                                        (continued on next page)

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

(continued from previous page)


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated January 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 37 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site at http://www.sec.gov that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


TABLE OF CONTENTS


                                                                   PAGE
                                                                   ----
1.    Expense Summary.............................................    3
2.    Condensed Financial Information.............................    5
3.    The Fund....................................................    6
4.    Investment Objective and Policies...........................    6
5.    Certain Securities and Investment Techniques................    7
6.    Additional Risk Factors.....................................   14
7.    Management of the Fund......................................   17
8.    Information Concerning Shares of the Fund...................   18
        Purchases.................................................   18
        Exchanges.................................................   24
        Redemptions and Repurchases...............................   26
        Distribution Plan.........................................   29
        Distributions.............................................   31
        Tax Status................................................   31
        Net Asset Value...........................................   32
        Expenses..................................................   32
        Description of Shares, Voting Rights and Liabilities......   33
        Performance Information...................................   34
9.    Shareholder Services........................................   35
      Appendix A -- Waivers of Sales Charges......................  A-1

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:


                                            CLASS A       CLASS B       CLASS C
                                            -------       -------       -------
    Maximum Initial Sales Charge
      Imposed on Purchases of Fund
      Shares (as a percentage of
      offering price).................        5.75%         0.00%         0.00%
    Maximum Contingent Deferred Sales
      Charge (as a percentage of
      original purchase price or
      redemption proceeds, as               See
      applicable).....................      Below(1)        4.00%         1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
    Management Fees...................        1.00%         1.00%         1.00%
    Rule 12b-1 Fees...................      0.35%(2)      1.00%(3)      1.00%(3)
    Other Expenses (after expense
      limitation)(4)(5)...............        0.40%         0.40%         0.40%
                                            -------       -------       -------
    Total Operating Expenses (after
      expense limitation)(5)..........        1.75%         2.40%         2.40%


---------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(5) The Adviser has agreed to bear the Fund's expenses, subject to reimbursement by the Fund, such that "Other Expenses" do not exceed 0.40% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" for Class A, Class B and

    Class C shares would be 1.96% per annum, respectively, and "Total Operating Expenses" for Class A, Class B and Class C shares would be 3.31%, 3.96% and 3.96%, respectively. See "Information Concerning Shares of the
    Fund -- Expenses" below.


                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) unless otherwise noted redemption at the end of each of the time periods indicated:


                 PERIOD                   CLASS A       CLASS B          CLASS C
----------------------------------------  -------     ------------     -----------
                                                               (1)             (1)
1 year..................................   $  74      $ 64     $24     $34     $24
3 years.................................     109       105      75      75      75


---------------

(1) Assumes no redemption.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION


The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Ernst & Young LLP. During the period from the commencement of investment operations, January 2, 1997, to the fiscal year end, August 31, 1997, Class B and Class C shares were not available for sale.



                              FINANCIAL HIGHLIGHTS



                                                                          CLASS A
                                                                      ----------------
                                                                        PERIOD ENDED
                                                                      AUGUST 31, 1997*
                                                                      ----------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period..............................      $  10.00
                                                                           -------
Income from investment operations# --
    Net investment income(sec.).....................................      $   0.06
                                                                           -------
    Net realized and unrealized gain on investments.................          0.89
                                                                           -------
Total from investment operations....................................      $   0.95
                                                                           -------
Net asset value -- end of period....................................      $  10.95
                                                                           =======
Total return........................................................         9.60%++
                                                                           -------
Ratios (to average net assets)/Supplemental data(sec.):
    Expenses##......................................................         1.68%+
                                                                           -------
    Net investment income...........................................         0.71%+
                                                                           -------
Portfolio turnover..................................................          137%
                                                                           -------
Average commission rate.............................................      $ 0.0198
                                                                           -------
Net assets at end of period (000 omitted)...........................      $  1,314
                                                                           -------


---------------


   *  For the period from inception, January 2, 1997, through August 31, 1997.
   +  Annualized
  ++  Not annualized.
   #  Per share data is based on average shares outstanding.
  ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
sec.  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income (loss)
      per share and the ratios would have been:
     Net investment loss............................................      $  (0.01)
     Ratios (to average net assets):
       Expenses##...................................................         3.31%+
       Net investment loss..........................................       (0.92)%+

3.  THE FUND

The Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of thirteen series, which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares are currently offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser and is responsible for the management of the Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages the Fund's portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Trust also offers to buy back (redeem) shares of the Fund from shareholders at any time at net asset value, less any applicable CDSC.

4.  INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is capital appreciation.



The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the U.S. The equity securities in which the Fund may invest include securities of more established companies which represent opportunities for long-term growth (see "Certain Securities and Investment Techniques -- Foreign Growth Securities" below). The Fund may also invest up to 25% of its assets in securities of companies located, or primarily conducting their business, in emerging market countries. The selection of securities is made solely on the basis of potential for capital appreciation. The Fund does not intend to emphasize any particular country and, under normal market conditions, will be invested in at least five countries. In addition, the

Fund may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities (see "Additional Risk Factors -- Foreign Securities" below).



In determining where a company's principal activities are located, the Adviser considers such factors as its country of organization, the principal trading market for its securities, the source of its revenues and the location of its assets. The company's principal activities are deemed to be located in a particular country if: (a) the company is organized under the laws of, and maintains a principal office in, that country; (b) the company has its principal securities trading market in that country; (c) the company derives 50% or more of its total revenues from goods sold or services performed in that country; or
(d) the company has 50% or more of its assets in that country.



The portfolio securities of the Fund are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Fund's assets are allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned geographic and industry responsibility.



The Fund may engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI, and as described below under the caption "Additional Risk Factors."



5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



Additional information about certain of these investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FIXED INCOME SECURITIES: Fixed income securities in which the Fund may invest include bonds, debentures, mortgage securities, notes, bills, commercial paper, U.S. Government Securities and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

RESTRICTED SECURITIES: The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains sufficient oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to lend portfolio securities, it is intended that the value of the securities loaned would not exceed 30% of the value of the net assets of the Fund. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Fund has adopted certain procedures intended to minimize the risks of such transactions.

"WHEN ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments.


U.S. GOVERNMENT SECURITIES: The Fund, for temporary defensive purposes, as discussed below, may invest in U.S. Government securities, including: (1) the following U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.


EMERGING GROWTH COMPANIES: The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies. The Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors -- Emerging Growth Companies" below. The Fund may also invest to a limited extent in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be considered speculative and may not be readily marketable. See "Restricted Securities" below.


FOREIGN GROWTH SECURITIES: The Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand, Hong Kong and most Western European countries, including Great Britain.


EMERGING MARKETS SECURITIES: Consistent with the Fund's investment objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries (which may include foreign governments and their subdivisions, agencies or instrumentalities). Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and the location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and could involve the loss of all or a portion of the principal amount of or interest on the investment.


SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options and purchase put and call options on securities. The Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

"YIELD CURVE" OPTIONS: The Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed under "Additional Risk Factors" below and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. The Fund may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."

Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

Futures Contracts and Options on Futures Contracts that are entered into by the Fund will be traded on U.S. and foreign exchanges.


FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


EMERGING GROWTH COMPANIES: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Fund will involve a higher degree of risk than would established growth stocks.


FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund is not subject to restrictions on the maturities of the fixed income securities they hold. The Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.


OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

FOREIGN SECURITIES: The Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above such as changes in exchange rates and more limited information about foreign issuers.

EMERGING MARKET SECURITIES: The Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.


Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.
                            ------------------------

PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.

The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, the Fund seeks to take advantage of market developments. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For the fiscal year ended August 31, 1997, the Fund had a portfolio turnover rate of 137%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than a fund with a lesser portfolio turnover rate. See "Portfolio Transactions and Brokerage Commissions" in the SAI.

                            ------------------------


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of the Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated January 2, 1997. The Fund is managed by a committee of investment research analysts. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the sum of 1.00% of the Fund's average daily net assets. For the period from commencement of investment operations, January 2, 1997, to January 1, 1998, the Adviser waived its right to receive management fees from the Fund.


MFS also serves as investment adviser to each of the other MFS Funds and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 30, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $4.1 billion of assets invested in foreign securities, and approximately $44.2 billion of assets invested in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr., James O. Yost, Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.



In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES

Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, Class B and Class C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:
--------------------------------------------------------------------------------


                                           SALES CHARGE* AS                DEALER
                                            PERCENTAGE OF:             ALLOWANCE AS A
                                       OFFERING      NET AMOUNT         PERCENTAGE OF
         AMOUNT OF PURCHASE              PRICE        INVESTED         OFFERING PRICE
 -------------------------------------------------------------------------------------
Less than $50,000....................     5.75%          6.10%               5.00%
$50,000 but less than $100,000.......     4.75           4.99                4.00
$100,000 but less than $250,000......     4.00           4.17                3.20
$250,000 but less than $500,000......     2.95           3.04                2.25
$500,000 but less than $1,000,000....     2.20           2.25                1.70
$1,000,000 or more...................   None**         None**            See Below**
-------------------------------------------------------------------------------------


 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately
 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

        (i) on investments of $1 million or more in Class A shares;

        (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

        (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;


        (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND


        (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder

    Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

 COMMISSION PAID BY MFD TO DEALERS           CUMULATIVE PURCHASE AMOUNT
-----------------------------------     -------------------------------------
               1.00%                    On the first $2,000,000, plus
               0.80%                    Over $2,000,000 to $3,000,000, plus
               0.50%                    Over $3,000,000 to $50,000,000, plus
               0.25%                    Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares are waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

        (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

        (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                           YEAR OF                CONTINGENT
                        REDEMPTION              DEFERRED SALES
                      AFTER PURCHASE                CHARGE
                --------------------------      ---------------
                First.....................              4%
                Second....................              4%
                Third.....................              3%
                Fourth....................              3%
                Fifth.....................              2%
                Sixth.....................              1%
                Seventh and following.....              0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is up to $1,000,000 per transaction.


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.


GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING: Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that year. Other funds in the MFS Funds may have different and/or more or less restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                            ------------------------

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.


EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the prospectuses of those MFS money market funds.


EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange

Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs or exchanges, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement.

See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each Class of shares, as described below.

SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See
"Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00%, per annum, respectively. Prior to January 1, 1998, MFD waived its right to receive the distribution and service fee for Class A shares.


DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends at least annually. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is free of current taxes but which results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portions of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by the dealer prior to the close of that business day.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 0.40% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). The Fund also has a class of shares, which it offers exclusively to certain institutional investors, entitled Class I shares. As of the date of this Prospectus, the Trust has thirteen series of shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances. Certain of the MFS retirement plans own 98% of the Class A shares of the Fund and therefore control the Fund.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


As of November 28, 1997, the MFS Defined Contribution Plan, c/o Mark Leary, MFS, 500 Boylston Street, Boston, MA and MFS Fund Distributors, Inc., c/o MFS, Attn:
Thomas B. Hastings, 500 Boylston Street, Boston, MA were the owners of record of 48.19% and 32.14%, respectively, of the outstanding shares of the Fund.


PERFORMANCE INFORMATION


From time to time, the Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "class inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.


All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended August 31, 1996, please see the Fund's annual report. A copy of the Fund's annual report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares;
       this option will be assigned if no other option is specified;

    -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT -- If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C shares of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM -- Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

DOLLAR COST AVERAGING PROGRAMS

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

    TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                            ------------------------


The Fund's SAI, dated January 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to: (i) the Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading;
(iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                   APPENDIX A

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I. WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

1. DIVIDEND REINVESTMENT

  - Shares acquired through dividend or capital gain reinvestment; and

  - Shares acquired by automatic reinvestment of of any fund in the MFS Funds pursuant to the Distribution Investment Program.

2. CERTAIN ACQUISITIONS/LIQUIDATIONS

  - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

  - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

  - Trustees and retired trustees of any investment company for which MFD serves as distributor;

  - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

  - Employees or registered representatives of dealers;

  - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

  - Institutional Clients of MFS or MFS Institutional Advisors, Inc.

4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

  - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

  INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

  - Death or disability of the IRA owner.

  SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

  - Death, disability or retirement of 401(a) or ESP Plan participant;

  - Loan from 401(a) or ESP Plan;

  - Financial hardship (as defined in Treasury Regulation Section
    1.401(k)-1(d)(2), as amended from time to time);

  - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

  - Tax-free return of excess 401(a) or ESP Plan contributions;

  - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

  - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
    (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

  SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

  - Death or disability of SRO Plan participant.

6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). SHARES TRANSFERRED:

  - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

  - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

7. LOAN REPAYMENTS

  - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II. WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

1. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS

  - Shares acquired by Investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund supermarket account or a similar program under which such clients pay a fee to such dealer.

2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

  - Shares acquired by insurance company separate accounts.

3. RETIREMENT PLANS

  ADMINISTRATIVE SERVICES ARRANGEMENTS

  - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

  REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

  - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

  SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

  IRAS


  - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and


  - Tax-free returns of excess IRA contributions.

  401(A) PLANS

  - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

  - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

  ESP PLANS AND SRO PLANS

  - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



  - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFS to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

  - In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

1. SYSTEMATIC WITHDRAWAL PLAN

  - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

2. DEATH OF OWNER

  - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

3. DISABILITY OF OWNER

  - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

4. RETIREMENT PLANS.Shares redeemed on account of distributions made under the following circumstances:

  IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS

  - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

  SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

  - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

  - Death or disability of a SAR-SEP Plan participant.

THE MFS FAMILY OF FUNDS(R) AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

STOCK
--------------------------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Emerging Growth Fund
MFS(R) Equity Income Fund
MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund  (1)
MFS(R) Managed Sectors Fund
MFS(R) Mid Cap Growth Fund  (2)
MFS(R) New Discovery Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Union Standard(R) Equity Fund
MFS(R) Value Fund

STOCK AND BOND
--------------------------------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
--------------------------------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
--------------------------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund


World
--------------------------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging
   Markets Equity Fund
MFS(R) International Growth Fund (3)
MFS(R) International Growth and
   Income Fund (4)
MFS(R) World Asset Allocation Fund sm
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

NATIONAL TAX-FREE BOND
--------------------------------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

STATE TAX-FREE BOND
--------------------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina,
Tennessee, Virginia, West Virginia

MONEY MARKET
--------------------------------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund


(1)  Formerly MFS(R) Capital Growth Fund.

(2)  Formerly MFS(R) OTC Fund.

(3)  Formerly MFS(R)/Foreign & Colonial International Growth Fund.

(4)  Formerly MFS(R)/Foreign & Colonial International Growth and Income Fund.

     Investment Adviser
     Massachusetts Financial
     Services Company
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Distributor
     MFS Fund Distributors, Inc.
     500 Boylston Street
     Boston, MA 02116
     (617) 954-5000

     Custodian and Dividend
     Disbursing Agent
     State Street Bank and Trust Company
     225 Franklin Street
     Boston, MA 02110

     Shareholder Servicing Agent
     MFS Service Center, Inc.
     500 Boylston Street
     Boston, MA 02116
     Toll-free: (800) 225-2606

     Mailing Address:
     P.O. Box 2281
     Boston, MA 02107-9906

     Independent Auditors
     Ernst & Young LLP
     200 Clarendon Street
     Boston, MA 02116

                                                             -------------------
                                                                  Bulk Rate
                                                                 U.S. Postage
                                                                    Paid
                                                                    MFS
                                                             -------------------
[MFS LOGO]
We invented the Mutual fund

MFS(R) RESEARCH INTERNATIONAL FUND

500 Boylston Street, Boston, MA 02116-3741

This is your fund's current prospectus.
Please keep it with your financial
records because it provides important facts about your investment.

[MFS INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND LOGO]


MFS(R) RESEARCH                                           STATEMENT OF
                                                          ADDITIONAL INFORMATION

INTERNATIONAL FUND


(A member of the MFS Family of Funds(R))                     January 1, 1998

--------------------------------------------------------------------------------


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
  1.  Definitions...........................................................................    2
  2.  Investment Objective, Policies and Restrictions.......................................    2
      Certain Securities and Investment Techniques..........................................    2
  3.  Management of the Fund................................................................   14
      Trustees..............................................................................   14
      Officers..............................................................................   15
      Trustee Compensation Table............................................................   15
      Investment Adviser....................................................................   16
      Administrator.........................................................................   16
      Custodian.............................................................................   16
      Shareholder Servicing Agent...........................................................   16
      Distributor...........................................................................   17
  4.  Portfolio Transactions and Brokerage Commissions......................................   17
  5.  Shareholder Services..................................................................   18
      Investment and Withdrawal Programs....................................................   18
      Exchange Privilege....................................................................   21
      Tax-Deferred Retirement Plans.........................................................   21
  6.  Tax Status............................................................................   22
  7.  Distribution Plan.....................................................................   23
  8.  Determination of Net Asset Value and Performance......................................   24
  9.  Description of Shares, Voting Rights and Liabilities..................................   27
 10.  Independent Auditors and Financial Statements.........................................   28



MFS(R) RESEARCH INTERNATIONAL FUND

A series of MFS Series Trust I
500 Boylston Street, Boston, MA 02116
(617) 954-5000


This Statement of Additional Information ("SAI"), as amended or supplemented from time to time, sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --   MFS Research International
                              Fund, a diversified
                              series of the Trust.
"Trust"                --   MFS Series Trust I, a
                              Massachusetts business
                              Trust, organized on July
                              22, 1986. The Trust was
                              known as "MFS Lifetime
                              Managed Sectors Fund"
                              prior to August 1, 1993,
                              and as "Lifetime Managed
                              Sectors Trust" prior to
                              August 3, 1992.
"MFS" or the "Adviser" --   Massachusetts Financial
                              Services Company, a
                              Delaware corporation.
"MFD"                  --   MFS Fund Distributors,
                              Inc., a Delaware
                              corporation.
"Prospectus"           --   The Prospectus of the Fund,
                              dated January 1, 1998, as
                              amended or supplemented
                              from time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND
   RESTRICTIONS


INVESTMENT OBJECTIVE AND POLICIES. The investment objective and policies of the Fund are described in the Prospectus and below. The following discussion of the Fund's investment techniques and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objective and Policies," "Certain Securities and Investment Techniques" and "Additional Risk Factors" sections of the Prospectus.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the Fund's net assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their principal value or interest rates may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.



The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates and could involve the loss of all or a portion of the principal amount of the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.


SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.


The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

RESET OPTIONS: In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier."

The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

"YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. (See "Options on Securities.")

FUTURES CONTRACTS: The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

FORWARD CONTRACTS: The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the Fund (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options, or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the

Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.

The Fund may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS -- In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. In addition, the Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.


INVESTMENT RESTRICTIONS -- The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or
(ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy):

The Fund may not:

  (1) borrow amounts in excess of 33 1/3 of its assets including amounts borrowed;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

  (4) issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

  (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

  (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1) and non-fundamental investment policy (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

  (2) invest more than 15% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 10% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

  (3) invest for the purpose of exercising control or management;

  (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act; currently, the Fund does not intend to invest more than 5% of its net assets in such securities;

  (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;

  (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), and Forward Contracts;

  (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

  (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;


  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, Options on Foreign Currencies or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



  (10) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.


3. MANAGEMENT OF THE FUND

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)

Private Investor; Massachusetts Financial Services Company, former Chairman and
  Director (until September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D., (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School,
  Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)

Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company,
  Ltd., Chairman; The Bank of N.T. Butterfield & Son Ltd., Chairman (until November, 1997)

Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)

NACCO Industries (holding company), Chairman (until June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director


Address: 36080 Shaker Boulevard, Hunting Valley, Ohio


OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and
  Associate General Counsel
---------------

*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

While the Fund pays the compensation of the non-interested Trustees and Mr. Bailey, the Trustees are currently waiving their rights to receive such fees. The Fund has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

TRUSTEE COMPENSATION TABLE


                        TRUSTEE   RETIREMENT                 TOTAL
                         FEES      BENEFIT     ESTIMATED    TRUSTEE
                         FROM     ACCRUED AS    CREDITED      FEES
                          THE    PART OF FUND   YEARS OF   FROM FUND
        TRUSTEE         FUND(1)   EXPENSE(1)   SERVICE(2)  COMPLEX(3)
----------------------- -------  ------------  ----------  ----------
Richard B. Bailey......   $ 0         $0             5      $247,168
A. Keith Brodkin.......     0          0           N/A             0
Marshall N. Cohan......     0          0             5       149,258
Dr. Lawrence Cohn......     0          0            15       136,508
Sir David Gibbons......     0          0             5       136,508
Abby M. O'Neill........     0          0             6       123,758
Walter E. Robb, III....     0          0             5       149,258
Arnold D. Scott........     0          0           N/A             0
Jeffrey L. Shames......     0          0           N/A             0
J. Dale Sherratt.......     0          0            17       149,258
Ward Smith.............     0          0             9       149,258


---------------


(1) For the fiscal year ending August 31, 1997.


(2) Based upon normal retirement age (75).


(3) For calendar year 1996. The non-interested Trustees served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $14.97 billion) while Mr. Bailey served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.48 billion).



As of November 28, 1997, the Trustees and officers as a group owned less than 1% of the Fund's shares, not including 111,824.289 Class I shares of the Fund (which represent approximately 51.2% of the outstanding shares of the Fund) owned of record by certain employee benefit plans of MFS of which Messrs. Brodkin, Scott and Shames are Trustees.



As of November 28, 1997, Barry R. Zlotin and Patricia A. Zlotin, Sharon, MA, was the record owner of approximately 10.51% of the outstanding Class A shares of the Fund.



As of November 28, 1997, the John David Davenport Trust, c/o Arnold D. Scott, MFS, 500 Boylston Street, Boston, MA, 02116-3740, were the record owners of approximately 12.53% of the outstanding Class A shares and the Fund.



As of November 28, 1997, MFS Fund Distributors, Inc., c/o MFS, Attn: Thomas B. Hastings, 500 Boylston Street, Boston,

MA, 02116-3740, was the record owner of approximately 62.02% of the outstanding Class A shares of the Fund.



As of November 28, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3740, was the record owner of approximately 99.99% of the outstanding Class I shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated January 2, 1997 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."



For the period from the commencement of investment operations on January 2, 1997 to the Fund's fiscal year end of August 31, 1997, the Adviser waived its right to receive management fees from the Fund.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


ADMINISTRATOR


MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through August 31, 1997, MFS received fees under the Administrative Services Agreement of $168.


CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement dated September 10, 1986 as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of the Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the period from the commencement of investment operations on January 2, 1997 to the Fund's fiscal year end of August 31, 1997, MFD did not receive any sales charges on sales of Class A shares of the Fund.



The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and
Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4. PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.


The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Services Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the period from inception on January 2, 1997 through August 31, 1997, the Fund paid total brokerage commissions of $22,757 on total transactions of $6,728,845.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable sharehold-ers to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax Adviser for further information.

EXCHANGE PRIVILEGE

Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax Advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through invest-ment dealers plans and/or custody agreements for the following:

- Individual Retirement Accounts (IRAs) (for individuals and their Non-employed spouses who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

- Simplified Employee Pension (SEP-IRA) Plans;
- Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

- 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

- Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax Adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28%, depending upon the source of the gain. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders and may under certain circumstances make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.



The Fund's transactions in options, Futures Contracts, Forward Contracts and Swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains or losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includible in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


The Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.

7. DISTRIBUTION PLAN


The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.


During the period from the commencement of investment operations, January 2, 1997, to the fiscal year ended August 31, 1997, distribution and service fees under the Distribution Plan were not imposed.



GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Presidents' Day; Martin Luther King Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum with respect to Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "class inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


The aggregate total rate of return for Class A shares of the Fund for the period from January 2, 1997 (commencement of investment operations) to August 31, 1997 was 4.38% (including the effect of the sales charge) and 9.60% (without the effect of the sales charge) and for Class I shares was 9.60%. Class B and Class C shares were not available for sale during this period.


Total rate of return figures would have been lower if fee reductions were not in place. These figures are not calculated on an annualized basis. The aggregate total return represents a limited time frame and may not be indicative of future performance.

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 5.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid.

GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and twelve other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund (Class A, Class B, Class C and Class I shares). Of the twelve other series of the Trust, all offer Class A and Class B shares, eleven offer Class C shares and eleven offer Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
    FINANCIAL STATEMENTS

Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments and the Statement of Assets and Liabilities at August 31, 1997, the Statement of Operations for the period from January 2, 1997 (commencement of investment operations) to August 31, 1997, the Statement of Changes in Net Assets for the period from January 2, 1997 (commencement of investment operations) to August 31, 1997, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS

Ernst & Young LLP

200 Clarendon Street, Boston, MA 02116


MFS(R) RESEARCH INTERNATIONAL FUND


500 BOYLSTON STREET
BOSTON, MA 02116


[MFS INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND LOGO]
                                                                MEI-13-11/97/500

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT

ANNUAL REPORT
AUGUST 31, 1997

o MFS(R) CORE GROWTH FUND
o MFS(R) EQUITY INCOME FUND
o MFS(R) SPECIAL OPPORTUNITIES FUND
o MFS(R) BLUE CHIP FUND
o MFS(R) CONVERTIBLE SECURITIES FUND
o MFS(R) NEW DISCOVERY FUND
o MFS(R) RESEARCH INTERNATIONAL FUND
o MFS(R) SCIENCE AND TECHNOLOGY FUND

              [Graphic Omitted]

MFS(R) CORE GROWTH FUND                                           MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) EQUITY INCOME FUND                                         MFS(R) NEW DISCOVERY FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                                 MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) BLUE CHIP FUND                                             MFS(R) SCIENCE AND TECHNOLOGY FUND
Trustees
A. Keith Brodkin* - Chairman and President                        SECRETARY
                                                                  Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                        ASSISTANT SECRETARY
Massachusetts Financial Services Company;                         James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                                           CUSTODIAN
                                                                  State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                                  AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,                Ernst & Young LLP
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School                                            INVESTOR INFORMATION
                                                                  For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive              1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Bank of
N.T. Butterfield & Son Ltd.                                       For information on MFS mutual funds, call your financial
                                                                  adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor; Director, Rockefeller         1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Financial Services, Inc. (investment advisers)                    Eastern time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer, Benchmark          INVESTOR SERVICE
Advisors, Inc. (corporate financial consultants); President,      MFSService Center, Inc.
Benchmark Consulting Group, Inc. (office services);               P.O. Box 2281
Trustee, Landmark Funds (mutual funds)                            Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice President, Director      For general information, call toll free: 1-800-225-2606
and Secretary, Massachusetts Financial Services Company           any business day from 8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,                      For service to speech- or hearing-impaired, call toll free:
Massachusetts Financial Services Company                          1-800-637-6576 any business day from 9 a.m. to 5 p.m.
                                                                  Eastern time. (To use this service, your phone must be
J. Dale Sherratt - President, Insight Resources, Inc.             equipped with a Telecommunications Device for the Deaf.)
(acquisition planning specialists)
                                                                  For share prices, account balances, and exchanges, call toll
Ward Smith - Former Chairman (until 1994), NACCO                  free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Industries; Director, Sundstrand Corporation                      touch-tone telephone.

INVESTMENT ADVISER                                                WORLD WIDE WEB
Massachusetts Financial Services Company                          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                                  [DALBAR LOGO] For the fourth year in a row, MFS
Distributor                                                       earned a #1 ranking in the DALBAR, Inc.
MFS Fund Distributors, Inc.                                       Broker/Dealer Survey, Main Office Operations
500 Boylston Street                                               Service Quality Category. The firm achieved a
Boston, MA 02116-3741                                             3.42 overall score on a scale of 1 to 4 in the
                                                                  1997 survey. A total of 111 firms responded,
PORTFOLIO MANAGERS*                                               offering input on the quality of service they
Irfan Ali                                                         received from 29 mutual fund companies
John F. Brennan, Jr.                                              nationwide. The survey contained questions
Mitchell D. Dynan                                                 about service quality in 11 categories,
Judith Noelle Lamb                                                including "knowledge of operations contact,"
Robert J. Manning                                                 "keeping you informed," and "ease of doing
Lisa B. Nurme                                                     business" with the firm.
Kevin R. Parke
Stephen Pesek
Brian E. Stack

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*AFFILIATED WITH THE INVESTMENT ADVISER

LETTER FROM THE CHAIRMAN

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    September 15, 1997

PORTFOLIO MANAGERS' OVERVIEWS

MFS Core Growth Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 45.22%, and Class I shares returned 45.31%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Four general themes best describe the Fund's current holdings, which are built from the bottom up based on individual stock selection. First, the Fund seeks companies with high unit sales growth that can support above-average revenue growth. Second, the Fund looks for companies that we believe could exhibit accelerated earnings growth driven by new product cycles and/or acquisitions that contribute to growth. Third, the Fund seeks companies that seem able to control their own destinies through internal changes such as cost cutting or consolidation. This encompasses companies with the potential to make higher-than-average levels of incremental internal investment. Finally, the Fund seeks companies that, in our opinion, have the potential to benefit from a fundamental mismatch in the balance between supply and demand.

Positions in several industry sectors have been added to the Fund or have been increased in recent months, including drug store chains, in which we expect to see growth as the population ages, and entertainment companies, in which consolidations are continuing. We have also increased the Fund's holdings in the oil service sector, which is benefiting from a mismatch in supply and demand, as well as in package delivery companies, which are capitalizing on the strong economy and wage pressures at United Parcel Service.

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

MFS Equity Income Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 38.05%, and Class I shares returned 37.95%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500.

The Fund's top holdings remain in the financial services, utilities, energy, and industrial goods and services sectors. Within financial services, the Fund remains heavily weighted in insurance stocks, in which restructuring and consolidation are leading to improved returns and better valuations. The Fund's utility holdings are concentrated in gas distribution companies, high-quality, low-cost electric utilities, and well-positioned local and long-distance telephone companies. Essentially, the Fund is seeking to invest in companies that we believe are well insulated from heightened competition and/ or companies that may benefit from continuing consolidation in these industries. The energy sector remains a key one for the Fund, especially those companies that are dedicated to increasing production, cutting costs, and improving returns in lagging businesses such as refining. Pollution control is a growing portion of the Fund's holdings in industrial goods and services. This industry has underperformed the market for several years but is now refocusing on its core business, embracing cost cutting, and allocating capital more carefully.

The Fund continues to seek holdings in companies that we believe provide attractive dividend yields and reasonable valuations, characteristics that we feel could provide protection against price declines in a volatile market.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

MFS Special Opportunities Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 31.84%, and Class I shares returned 32.23%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500 and to a 15.55% return for the average high-yield corporate bond fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to have the majority of its assets in common stocks because we have found few attractive investments in the distressed and high-yield markets. The Fund's investment strategy continues to incorporate both growth and value disciplines. We have found investment opportunities in companies that have recently emerged from bankruptcy, companies with financially leveraged capital structures but with strong cash flow and solid earnings prospects, and companies with attractive growth prospects but with valuations that don't fully reflect these prospects. Our overall stock market perspective continues to be cautious; however, we have been able to find an adequate number of special situations for investment. The weighting of high-yield and distressed bonds is likely to increase as more-appealing investment ideas become available.

/s/ John F. Brennan, Jr.                        /s/ Robert J. Manning

    John F. Brennan, Jr.                            Robert J. Manning
    Portfolio Manager                               Portfolio Manager


MFS Blue Chip Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 17.70%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.91% return for the S&P 500 for the same period.

The Fund's investment strategy continues to be predicated on the assumption that the global economy will grow slowly during 1998 and that U.S. interest rates will remain fairly stable. In the United States, this assumption is supported by the longevity of the current economic recovery and the high levels of consumer debt. Economic growth remains moderate in a good part of Europe. Double-digit unemployment rates in France (in addition to tax increases) and Germany should prevent these economies from accelerating. Japan is weak, and economic growth in other Asian countries could slow as interest rates rise.

The Fund is positioned relatively defensively, with the bulk of its investments in companies that we believe can sustain double-digit earnings growth in a slow-growth environment. Earnings ultimately drive stock prices, and investors will bid up the share prices of companies that can achieve above-average earnings growth.

The Fund's holdings are diverse and spread across many industries. However, consistent with this defensive posture, the Fund continues to be overweighted in the consumer staples and health care sectors. Conversely, the Fund is significantly underweighted in basic materials and automobiles and housing. The industrial goods sector is overweighted but aerospace and defense companies have been emphasized. We believe this sector should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than the market's, but all of this is in supermarkets and drug stores. The financial services sector is overweighted, with an emphasis on high-quality regional banks and insurance companies. The weightings in energy and utilities and communications approximate those of the market, with the primary energy holdings being large multinational oil companies. While the utility holdings offer modest price appreciation, they are viewed as the ballast in the portfolio and contribute to the Fund's yield. Emphasis has also been placed on companies that have significant recurring revenue streams and/or that participate in dynamic, high-growth markets. Examples would be First Data, DST Systems, and Service Corporation International. For the same reasons, the bulk of the Fund's technology investments are in the software industry.

/s/ Mitchell D. Dynan

    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 14.70%, while its Class I shares returned 14.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 15.98% return for the Merrill Lynch All Convertibles Index, an unmanaged index of convertible securities, and to a 14.48% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund is taking an extremely defensive posture due to the stock market's current high valuation and its increased volatility in order to preserve capital. Convertible securities comprise 80% of the portfolio, versus the required 65% minimum. Increased demand for the convertible asset class has led to a more expensive convertible market, as illustrated by the aggressive pricing of new issues. In response, the portfolio is skewed toward convertibles that are technically cheap; that is, those whose price movements correlate well with upward price movements in the underlying common stock and that have above-average yield.

The Fund's overall strategy is to invest in companies that we believe are benefiting from one or more of the following trends: industry consolidation, market dominance, and cost containment. Performance was favorably impacted by overweightings in industrial goods and services companies, including Browning Ferris, Corning, and U.S. Filter; leisure companies, which included American Radio Systems and Royal Caribbean Cruises; financial services companies such as Frontier Insurance and MGIC Investment Corp.; and technology companies, including Baan and Data General. Conversely, companies in the basic materials sector, such as RMI Titanium and Titanium Metals, detracted from year-to-date performance. A value-oriented approach will continue to be used to evaluate company fundamentals and the technical aspects of convertible securities.

/s/ Judith Noelle Lamb

    Judith Noelle Lamb
    Portfolio Manager

MFS New Discovery Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 30.70%, while its Class I shares returned 30.80%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.97% return for the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Fund invests principally in the shares of emerging companies that we believe have the potential to grow into large enterprises. We maintain significant weightings in the technology, health care, lodging, media, and business and information services industries. We regard these as fundamentally attractive sectors within which innovative and well-managed companies can be expected to experience sustainable unit and earnings growth well above that seen in the broader economy.

Among the factors contributing to the Fund's favorable performance were gains in the shares of Summit Design, a provider of electronic design and automation software, and Idexx Laboratories, a manufacturer of veterinary diagnostics equipment and consumables. In addition, advances were recorded by broadcasters American Radio Systems and Jacor Communications. The portfolio also benefited from appreciation in the shares of Affiliated Computer Services and in high- end hotel operators such as Wyndham, Renaissance, and Doubletree hotels.

Our research efforts continue to identify many attractively valued, emerging growth companies that we believe can deliver exceptional long-term returns. This, coupled with a market backdrop that suggests the potential for renewed interest in smaller-company shares, makes us optimistic about performance prospects for the year ahead.

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

MFS Research International Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 9.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.39% return for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an unmanaged index of international stocks.

The top five sectors in the Fund are financial services (at 14.8% of assets), technology (12.1%), utilities and communications (11.8%), leisure (11.0%), and industrial goods and services (9.3%). The three top holdings are Nippon Broadcasting, Secom, and Canon. Nippon Broadcasting is the world's largest radio network operating company and has held the top audience ratings in Japan for the past 22 years. We believe the company can continue to increase earnings by 10% to 15% per year over the next several years. Secom holds a dominant 60% market share of the electronic security market in Japan and holds over a 70% market share through subsidiaries in Korea, Taiwan, Thailand, Malaysia, and Singapore. We expect Canon's underlying operating growth to be at 12% in the coming year. The company's valuation is currently cheap for a quality growth company.

In the technology sector, Sony's new digital product launches and strong product pipeline continue to offer the company significant opportunity, while its new management's compensation is directly tied to the company's performance. Through major distributors in Europe and Japan, Sony Pictures will soon exploit the 3,400 movie titles it has in its motion picture bank. As a result, we expect operating profits to grow at an average of over 20% over the next couple of years.

Within the financial services sector, several banks and insurance companies in Hong Kong, Great Britain, France, and Japan continue to demonstrate good earnings growth that, coupled with substantial cost savings, should yield excellent results.

The Fund is based upon the international research analysts' best ideas within their industries. Stocks are selected after careful, in-depth, fundamental analysis of companes' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for the Fund represent companies that the analysts believe offer the best possibilities for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings are a result of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape. We will continue to use a bottom-up, fundamental approach to investing in companies for the Fund.

/s/ Kevin R. Parke
    Kevin R. Parke
    Director of Research

The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS Science and Technology Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 25.30%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 23.44% return for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 19.78% return for the average technology fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to seek companies that we believe are fast growing, have market share leadership, and have a defensible strategic position. Holdings remain focused in the computer software, networking, business services, and semiconductor areas. To date, the Fund has not made significant investments in the health care sector.

The Fund's performance has been favorably impacted by stock selection and by a generally strong technology market. The volatility of the technology sector has also provided attractive buying opportunities during times of price weakness. Top holdings include Oracle Systems, Microsoft, and Computer Associates International. All three of these stocks have seen outstanding price appreciation driven by a healthy industry environment and by each management's ability to deliver superior financial results. We believe the outlook for the technology sector remains highly attractive, while the outlook for the health care sector should start to improve.

/s/ Irfan Ali
         Irfan Ali
    Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

MFS CORE GROWTH FUND
Stephen Pesek joined MFS as a research analyst and was named Vice President Investments in 1994. He is a graduate of the University of Pennsylvania and Columbia University.

MFS EQUITY INCOME FUND
Lisa B. Nurme joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. Ms. Nurme is a graduate of the University of North Carolina.

MFS SPECIAL OPPORTUNITIES FUND
John F. Brennan, Jr., has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President Investments in 1988 and Senior Vice President in 1995.

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and the Boston College Graduate School of Management, he was named Vice President Investments in 1988 and Senior Vice President in 1993.

MFS BLUE CHIP FUND
Mitchell D. Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988.

MFS CONVERTIBLE SECURITIES FUND
Judith Noelle Lamb joined MFS in 1992 as Vice President and analyst specializing in convertible securities. She is a graduate of New York University and the New York University Graduate School of Business.

MFS NEW DISCOVERY FUND
Brian E. Stack joined the MFS Research Department as Vice President Investments in 1993. A graduate of Boston College and the Darden School of Business at the University of Virginia, he has worked as an equity analyst since 1987.

MFS RESEARCH INTERNATIONAL FUND
The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Kevin R. Parke. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, Mr. Parke joined the MFS Research Department in 1985 as an industry specialist and was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, Director of Equity Research in 1995, and Executive Vice President in 1997.

MFS SCIENCE AND TECHNOLOGY FUND
Irfan Ali joined MFS in 1993 as an industry specialist. A graduate of Harvard College and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President in 1996 and Vice President in 1997.

INVESTMENT OBJECTIVES

MFS CORE GROWTH FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies that have above-average growth potential. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS EQUITY INCOME FUND
The primary objective of the Fund is reasonable income and the secondary objective is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may also invest up to 35% of its total assets in fixed-income securities, including up to 20% of its net assets in fixed-income securities rated "BB" or lower by Standard & Poor's Rating Group or Fitch Investors Service, Inc., or "Ba" or lower by Moody's Investors Service, Inc.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS SPECIAL OPPORTUNITIES FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed-income securities that represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS BLUE CHIP FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable, and established companies that the Fund's investment adviser believes have above-average capital appreciation potential. The Fund may invest up to 35% of its total assets in other securities (including emerging growth companies) offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS CONVERTIBLE SECURITIES FUND
The objective of the Fund is to maximize total return through a combination of current income and capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible securities, and may invest up to 35% of its total assets in nonconvertible corporate and U.S. government fixed-income securities, equity securities, and money market instruments. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS NEW DISCOVERY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies of any size that the Fund's manager believes offer superior prospects for growth. The Fund emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies) and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS RESEARCH INTERNATIONAL FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS SCIENCE AND TECHNOLOGY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies that the Fund's manager expects to benefit from scientific and technological advances and improvements, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). The Fund may also invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

The information below and on the following page illustrates the historical performance of the Funds' Class A shares in comparison to various market indicators. Class A share performance results reflect no sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

MFS CORE GROWTH FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2,
1996, through August 31, 1997)

                 MFS Core           S&P 500             Consumer
               Growth Fund         Composite           Price Index
                - Class A           Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 12,330            $ 10,745            $ 10,253
2/97            $ 15,303            $ 13,166            $ 10,405
8/97            $ 17,905            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Core Growth Fund (Class A) at net asset value       +45.22%      +41.95%
------------------------------------------------------------------------------
MFS Core Growth Fund (Class I) at net asset value       +45.31%      +42.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS EQUITY INCOME FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)

                MFS Equity          S&P 500             Consumer
               Income Fund         Composite           Price Index
                - Class A            Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,070            $ 10,745            $ 10,253
2/97            $ 13,312            $ 13,166            $ 10,405
8/97            $ 15,282            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Equity Income Fund (Class A) at net asset value     +38.05%      +29.05%
------------------------------------------------------------------------------
MFS Equity Income Fund (Class I) at net asset value     +37.95%      +29.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS SPECIAL OPPORTUNITIES FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)


                MFS Special         S&P 500             Consumer
            Opportunities Fund     Composite           Price Index
                - Class A            Index                - U.S.
            ------------------     ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,360            $ 10,745            $ 10,253
2/97            $ 12,789            $ 13,166            $ 10,405
8/97            $ 14,976            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                            1 Year    Life of Fund+
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class A) at net asset value    +31.84%     +27.49%
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class I) at net asset value    +32.23%     +27.72%
------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                         +40.78%     +28.29%
------------------------------------------------------------------------------------
Average high-yield corporate bond fund*                        +15.55%     +13.22%
------------------------------------------------------------------------------------
Consumer Price Index*,**                                       + 2.19%     + 2.85%
------------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors. Class I share results include the performance and the operating expenses of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE PERCENTAGE OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR THE FUNDS
   WAS:

                FUND              DIVIDENDS-RECEIVED DEDUCTION

                ----------------------------------------------
                MFS CORE GROWTH FUND                     2.64%
                MFS EQUITY INCOME FUND                  21.37%
                MFS SPECIAL OPPORTUNITIES FUND           4.84%
                MFS BLUE CHIP FUND                      48.57%
                MFS CONVERTIBLE SECURITIES FUND         91.49%
                MFS NEW DISCOVERY FUND                   0.36%
                MFS RESEARCH INTERNATIONAL FUND          0.04%
                MFS SCIENCE AND TECHNOLOGY FUND          4.16%

   FOREIGN TAX CREDIT

   THE RESEARCH INTERNATIONAL FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 11.8% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 1.1% OF ITS ORDINARY INCOME.

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CORE GROWTH FUND
Stocks - 96.2%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace - 0.6%
    Thiokol Corp.                                           200     $   15,925
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Continental Airlines Holdings, Inc.*                    400     $   14,650
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Hayes Wheels International, Inc.*                       400     $   13,000
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Comerica, Inc.                                          200     $   14,163
    Northern Trust Corp.                                    400         21,250
                                                                    ----------
                                                                    $   35,413
-------------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*                500     $   13,125
    Sun Microsystems, Inc.*                                 300         14,400
    Texas Instruments, Inc.                                 275         31,247
                                                                    ----------
                                                                    $   58,772
-------------------------------------------------------------------------------
  Business Services - 3.1%
    At Home Corp.*                                          100     $    1,913
    Computer Sciences Corp.*                                350         26,031
    Corporate Family Solutions, Inc.*                       100          1,500
    CUC International, Inc.*                              1,200         28,200
    Ikon Office Solutions, Inc.                             800         20,800
    Innova Corp.*                                           100          2,200
    Lamalie Associates, Inc.*                               100          1,900
    Pierce Leahy Corp.*                                     100          2,725
                                                                    ----------
                                                                    $   85,269
-------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                          300     $   24,469
    Ferro Corp.                                             500         18,813
                                                                    ----------
                                                                    $   43,282
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                        150     $   19,828
-------------------------------------------------------------------------------
  Computer Software - Systems - 8.0%
    Aehr Test Systems*                                      100     $    1,750
    Aris Corp.*                                             100          2,450
    BMC Software, Inc.*                                     300         18,788
    Cadence Design Systems, Inc.*                           600         28,538
    Compaq Computer Corp.*                                  650         42,575
    Computer Associates International, Inc.                 500         33,438
    Compuware Corp.*                                        550         33,963
    Lear Corp.*                                             100          4,581
    Oracle Systems Corp.*                                   900         34,313
    Peritus Software Services, Inc.*                        100          2,500
    Synopsys, Inc.*                                         450         15,581
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  219,702
-------------------------------------------------------------------------------
  Consumer Goods and Services - 7.5%
    Colgate-Palmolive Co.                                   200     $   12,550
    Meyer Fred, Inc.*                                       400         20,800
    Philip Morris Cos., Inc.                                950         41,444
    RJR Nabisco Holdings Corp.                              550         19,147
    Tyco International Ltd.*                              1,440        112,950
                                                                    ----------
                                                                    $  206,891
-------------------------------------------------------------------------------
  Containers - 3.1%
    AptarGroup, Inc.                                        350     $   19,688
    Corning, Inc.                                           550         29,081
    Jefferson Smurfit Corp.*                                700         13,606
    Stone Container Corp.                                 1,300         22,425
                                                                    ----------
                                                                    $   84,800
-------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Westinghouse Electric Corp.                             500     $   12,875
-------------------------------------------------------------------------------
  Electronics - 7.7%
    Altera Corp.*                                           350     $   18,638
    Analog Devices, Inc.*                                   500         16,563
    Atmel Corp.*                                            700         24,762
    Intel Corp.                                             600         55,275
    International Rectifier Corp.*                          600         13,688
    KLA-Tencor Corp.*                                       200         14,175
    Kulicke & Soffa Industries, Inc.*                       600         27,563
    Teradyne, Inc.*                                         750         41,766
                                                                    ----------
                                                                    $  212,430
-------------------------------------------------------------------------------
  Entertainment - 5.5%
    American Radio Systems Corp., "A"*                      650     $   32,013
    Clear Channel Communications, Inc.*                     500         33,969
    Gemstar Group Ltd.*                                     800         16,400
    ITT Corp.*                                              250         15,703
    LIN Television Corp.*                                   500         23,719
    Univision Communications, Inc., "A"*                    600         30,750
                                                                    ----------
                                                                    $  152,554
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    American Express Co.                                    325     $   25,269
    Associates First Capital Corp., "A"                     200         11,613
    Federal National Mortgage Assn.                         500         22,000
    Morgan Stanley, Dean Witter, Discover and Co.           300         14,438
                                                                    ----------
                                                                    $   73,320
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Archer-Daniels-Midland Co.                              525     $   11,353
    Wrigley (Wm) Junior Co.                                 300         21,750
                                                                    ----------
                                                                    $   33,103
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Champion International Corp.                            400     $   23,675
-------------------------------------------------------------------------------
  Insurance - 5.5%
    Chubb Corp.                                             225     $   15,047
    CIGNA Corp.                                             150         27,506
    Conseco, Inc.                                           775         33,325
    Frontier Insurance Group, Inc.                          100          3,500
    Hartford Life, Inc., "A"                                100          3,731
    Lincoln National Corp.                                  350         23,428
    Nationwide Financial Services, Inc., "A"                100          2,775
    Progressive Corp.                                       150         14,850
    Reliastar Financial Corp.                               250         18,688
    Travelers Group, Inc.                                   150          9,525
                                                                    ----------
                                                                    $  152,375
-------------------------------------------------------------------------------
  Machinery - 0.1%
    JLK Direct Distribution, Inc., "A"*                     100     $    2,413
-------------------------------------------------------------------------------
  Medical and Health Products - 6.8%
    Arterial Vascular Engineering, Inc.*                    600     $   22,200
    Boston Scientific Corp.*                                400         28,200
    Bristol-Myers Squibb Co.                                400         30,400
    McKesson Corp.                                          275         25,764
    Mentor Corp.                                          1,000         30,750
    Ocular Sciences, Inc.*                                  100          1,913
    Schering Plough Corp.                                   960         46,080
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $  187,957
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.0%
    AmeriSource Health Corp. "A"*                           600     $   30,037
    HEALTHSOUTH Corp.*                                      800         19,950
    Mariner Health Group, Inc.*                             300          4,350
    Medtronic, Inc.                                          50          4,519
    Orthalliance, Inc.*                                     100          1,388
    St. Jude Medical, Inc.*                                 650         24,741
    United Healthcare Corp.                                 840         40,845
    Vencor, Inc.*                                           300         12,038
                                                                    ----------
                                                                    $  137,868
-------------------------------------------------------------------------------
  Office Equipment - 1.1%
    Office Depot, Inc.*                                   1,600     $   29,500
-------------------------------------------------------------------------------
  Oil Services - 4.0%
    Trico Marine Services, Inc.*                            400     $   12,400
    Baker Hughes, Inc.                                      200          8,475
    Cal Dive International, Inc.*                           100          3,400
    Camco International, Inc.                               250         17,219
    Cooper Cameron Corp.*                                   300         19,463
    Friede Goldman International, Inc.*                     100          4,025
    Noble Drilling Corp.*                                   800         22,750
    Weatherford Enterra, Inc.*                              500         23,031
                                                                    ----------
                                                                    $  110,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Republic Industries, Inc.*                              500     $   12,281
    Waste Management, Inc.                                  400         12,800
                                                                    ----------
                                                                    $   25,081
-------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    CMP Media, Inc.*                                        100     $    2,675
    Quipp, Inc.*                                          1,200         18,000
                                                                    ----------
                                                                    $   20,675
-------------------------------------------------------------------------------
  Railroads - 2.3%
    Burlington Northern Santa Fe Railway Co.                225     $   20,630
    Kansas City Southern Industries, Inc.                   200         14,975
    Wisconsin Central Transportation Corp.*                 900         27,900
                                                                    ----------
                                                                    $   63,505
-------------------------------------------------------------------------------
  Real Estate - 0.2%
    Equity Office Properties Trust*                         200     $    5,838
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Hilton Hotels Corp.                                     950     $   29,153
    Prime Hospitality Corp.*                                500          9,500
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $   40,478
-------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Keystone International, Inc.                            600     $   22,613
-------------------------------------------------------------------------------
  Stores - 7.6%
    CVS Corp.                                               800     $   45,100
    Dollar General Corp.                                    450         18,647
    Linens 'N Things, Inc.*                                 450         13,050
    Penney (J.C.), Inc.                                     400         24,000
    Rite Aid Corp.                                        1,900         95,119
    Viking Office Products, Inc.*                           700         14,788
                                                                    ----------
                                                                    $  210,704
-------------------------------------------------------------------------------
  Telecommunications - 4.8%
    3Com Corp.*                                             400     $   19,975
    Ascend Communications, Inc.*                            250         10,609
    Aspect Telecommunications Corp.*                      1,200         26,400
    Bay Networks, Inc.*                                     550         19,456
    Cable Design Technologies Corp.*                        500         16,719
    Cisco Systems, Inc.*                                    250         18,844
    Intermedia Communications, Inc.*                        350         12,513
    Qwest Communications International, Inc.*               200          8,150
                                                                    ----------
                                                                    $  132,666
-------------------------------------------------------------------------------
  Transportation - 1.3%
    Caliber Systems, Inc.                                   500     $   20,875
    CNF Transportation, Inc.                                400         14,450
                                                                    ----------
                                                                    $   35,325
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Sprint Corp.                                            400     $   18,787
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,506,512
-------------------------------------------------------------------------------
Foreign Stocks - 5.3%
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               500     $   24,844
    Coca-Cola Beverages Ltd. (Beverages)*                   700         11,074
                                                                    ----------
                                                                    $   35,918
-------------------------------------------------------------------------------
  Ireland - 0.7%
    Elan Corp. PLC, ADR (Health Products)*                  450     $   20,475
-------------------------------------------------------------------------------
  Netherlands - 0.6%
    Akzo Nobel (Chemicals)                                  100     $   15,466
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Kuoni Reisen Holdings AG (Transportation)                 6     $   24,620
-------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Danka Business Systems PLC, ADR (Business Services)     475     $   22,206
    British Petroleum PLC, ADR (Oil and Gas)                200         16,925
    Grand Metropolitan PLC (Food and Beverage Products)   1,300         11,934
                                                                    ----------
                                                                    $   51,065
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  147,544
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,371,295)                          $2,654,056
-------------------------------------------------------------------------------
Short-Term Obligation - 3.3%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost $   90      $  89,987
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,461,282)                     $2,744,043
Other Assets, Less Liabilities - 0.5%                                   12,077
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,756,120
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS EQUITY INCOME FUND
Stocks - 89.3%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 78.1%
  Aerospace - 3.9%
    Allied Signal, Inc.                                     210     $   17,338
    General Dynamics Corp.                                  210         16,721
    United Technologies Corp.                               300         23,419
                                                                    ----------
                                                                    $   57,478
-------------------------------------------------------------------------------
  Agricultural Products - 1.1%
    Case Corp.                                              240     $   16,095
-------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Unifi, Inc.                                             390     $   14,966
-------------------------------------------------------------------------------
  Automotive - 1.4%
    Ford Motor Co.                                          200     $    8,600
    TRW, Inc.                                               240         12,510
                                                                    ----------
                                                                    $   21,110
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.6%
    Bank of New York, Inc.                                  280     $   12,495
    CCB Financial Corp.                                     190         15,366
    Comerica, Inc.                                          200         14,163
    First Commerce Corp.                                    300         16,013
    First Hawaiian, Inc.                                    350         12,906
    National City Corp.                                     240         13,560
    Northern Trust Corp.                                    250         13,281
    PNC Bank Corp.                                          320         13,840
                                                                    ----------
                                                                    $  111,624
-------------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                   160     $   16,140
-------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Century Telephone Enterprises, Inc.                     520     $   18,883
-------------------------------------------------------------------------------
  Chemicals - 4.9%
    Air Products & Chemicals, Inc.                          260     $   21,206
    Dexter Corp.                                            200          7,600
    Du Pont (E.I.) de Nemours & Co., Inc.                   240         14,955
    Ferro Corp.                                             380         14,298
    Nalco Chemical Co.                                      370         14,800
                                                                    ----------
                                                                    $   72,859
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    Meyer Fred, Inc.*                                       240     $   12,480
    Philip Morris Cos., Inc.                                550         23,994
    RJR Nabisco Holdings Corp.                              240          8,355
    Rubbermaid, Inc.                                        200          5,000
    Tyco International Ltd.                                 200         15,687
                                                                    ----------
                                                                    $   65,516
-------------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    Cooper Industries, Inc.                                 320     $   17,060
    General Electric Co.                                    240         15,000
    Hubbell, Inc.                                           350         16,056
                                                                    ----------
                                                                    $   48,116
-------------------------------------------------------------------------------
  Energy - 2.3%
    Dresser Industries, Inc.                                360     $   15,030
    Unocal Corp.                                            500         19,531
                                                                    ----------
                                                                    $   34,561
-------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    American Express Co.                                    150     $   11,662
    Union Planters Corp.                                    260         13,325
                                                                    ----------
                                                                    $   24,987
-------------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    Archer-Daniels-Midland Co.                              646     $   13,970
    General Mills, Inc.                                      80          5,130
    Hormel Foods Corp.                                      480         14,280
    Quaker Oats Co.                                         300         14,100
                                                                    ----------
                                                                    $   47,480
-------------------------------------------------------------------------------
  Food Products - 1.1%
    Smucker (J.M.) Co.                                      650     $   15,966
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.9%
    Champion International Corp.                            260     $   15,389
    Weyerhaeuser Co.                                        240         13,860
                                                                    ----------
                                                                    $   29,249
-------------------------------------------------------------------------------
  Insurance - 7.2%
    Allstate Corp.                                          170     $   12,421
    Chubb Corp.                                             260         17,387
    CIGNA Corp.                                              80         14,670
    Conseco, Inc.                                           360         15,480
    Hartford Financial Services Group, Inc.                 150         11,963
    Lincoln National Corp.                                  300         20,081
    Torchmark Corp.                                         360         13,567
                                                                    ----------
                                                                    $  105,569
-------------------------------------------------------------------------------
  Medical and Health Products - 1.2%
    Bristol-Myers Squibb Co.                                240     $   18,240
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    United Healthcare Corp.                                 140     $    6,808
-------------------------------------------------------------------------------
  Oils - 5.2%
    Atlantic Richfield Co.                                  180     $   13,500
    Chevron Corp.                                           220         17,036
    Exxon Corp.                                             250         15,297
    Texaco, Inc.                                            150         17,288
    USX-Marathon Group                                      420         13,676
                                                                    ----------
                                                                    $   76,797
-------------------------------------------------------------------------------
  Pollution Control - 2.5%
    Browning Ferris Industries, Inc.                        490     $   17,119
    Waste Management, Inc.                                  600         19,200
                                                                    ----------
                                                                    $   36,319
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.6%
    Arden Realty, Inc.                                      240     $    6,930
    Boston Properties, Inc.                                 500         14,906
    Kilroy Realty Corp.                                     300          7,669
    Mid-America Apartment Communities, Inc.                 480         13,170
    Sovran Self Storage, Inc.                               380         11,543
    TriNet Corporate Realty Trust, Inc.                     360         12,802
                                                                    ----------
                                                                    $   67,020
-------------------------------------------------------------------------------
  Stores - 3.1%
    Longs Drug Stores Corp.                                 530     $   13,415
    Penney (J.C.), Inc.                                     340         20,400
    Rite Aid Corp.                                          270         13,517
                                                                    ----------
                                                                    $   47,332
-------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Kroger Co.*                                             480     $   14,460
-------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    Cinergy Corp.                                           440     $   14,547
    FPL Group, Inc.                                         170          7,905
    New Century Energies, Inc.                              320         12,920
    Pacificorp                                              420          8,715
    Pinnacle West Capital Corp.                             460         14,864
    Sierra Pacific Resources                                330         10,313
                                                                    ----------
                                                                    $   69,264
-------------------------------------------------------------------------------
  Utilities - Gas - 5.6%
    Brooklyn Union Gas Co.                                  490     $   14,792
    Columbia Gas System, Inc.                               200         13,200
    Energen Corp.                                           300         10,819
    National Fuel Gas Co.                                   300         13,331
    Oneok, Inc.                                             420         13,597
    UGI Corp.                                               630         16,459
                                                                    ----------
                                                                    $   82,198
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.2%
    GTE Corp.                                               290     $   12,923
    Sprint Corp.                                            400         18,800
                                                                    ----------
                                                                    $   31,723
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,150,760
-------------------------------------------------------------------------------
Foreign Stocks - 11.2%
  Argentina - 0.5%
    YPF Sociedad Anonima, ADR (Oils)                        240     $    7,815
-------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               390     $   19,378
-------------------------------------------------------------------------------
  France - 2.1%
    Alcatel Alsthom, ADR (Telecommunications)               560     $   13,790
    Elf Aquitaine, ADR (Oils)                               320         17,840
                                                                    ----------
                                                                    $   31,630
-------------------------------------------------------------------------------
  Germany - 0.8%
    Henkel Kgaa (Consumer Goods and Services)               250     $   12,584
-------------------------------------------------------------------------------
  Italy - 0.4%
    Eni S.p.A, ADR (Oils)                                   120     $    6,660
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel (Chemicals)                                  120     $   18,560
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                            10     $   14,122
-------------------------------------------------------------------------------
  United Kingdom - 3.8%
    British Petroleum PLC, ADR (Oil and Gas)                333     $   28,180
    Grand Metropolitan (Food and Beverage Products)       1,550         14,229
    SmithKline-Beecham PLC, ADR (Medical and Health
    Products)                                               300         12,994
                                                                    ----------
                                                                    $   55,403
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  166,152
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,186,622)                          $1,316,912
-------------------------------------------------------------------------------
Bonds - 0.8%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 0.8%
  Automotive - 0.8%
    Tower Automotive, Inc., 5s, 2004##
    (Identified Cost, $10,000)                            $  10     $   10,800
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 5.3%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
Aerospace - 0.6%
    Loral Space & Communications Corp., 6s##                150     $    8,025
-------------------------------------------------------------------------------
Entertainment - 0.3%
    Houston Industries, Inc., 7s                            100     $    5,075
-------------------------------------------------------------------------------
Food Products - 0.7%
    Ralston Purina Co., 7s, 2000                            160     $    9,530
-------------------------------------------------------------------------------
Insurance - 0.8%
    St. Paul Capital, 6s, 2025                              180     $   12,150
-------------------------------------------------------------------------------
Medical and Health Technology Services- 0.8%
    McKesson Financing Trust, 5s##                          180     $   12,375
-------------------------------------------------------------------------------
Oils - 0.8%
  Tosco Financing Trust, 5.75s##                            190     $   11,400
-------------------------------------------------------------------------------
Utilities - Gas - 0.4%
    Williams Cos., Inc., $3.50 Pref., 2049##                 50     $    5,500
-------------------------------------------------------------------------------
Utilities - Telephone - 0.9%
    Salomon, Inc., 6.25s                                    250     $   13,906
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $49,019)                                        $   77,961
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,245,641)                     $1,405,673
Other Assets, Less Liabilities - 4.6%                                   68,380
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,474,053
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SPECIAL OPPORTUNITIES FUND
Stocks - 86.2%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 76.5%
  Aerospace - 5.6%
    Allied Signal, Inc.                                     160     $   13,210
    B.E. Aerospace, Inc.*                                 3,500        124,250
    Moog, Inc.*                                           1,600         58,200
    Thiokol Corp.                                           300         23,887
                                                                    ----------
                                                                    $  219,547
-------------------------------------------------------------------------------
  Agricultural Products - 0.2%
    AGCO Corp.                                              200     $    6,500
                                                                    ----------
  Apparel and Textiles - 0.2%
    Reebok International Ltd.                               200     $    8,788
-------------------------------------------------------------------------------
  Automotive - 1.3%
    Exide Corp.                                           2,500     $   52,188
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Banc One Corp.                                          200     $   10,725
    Wells Fargo & Co.                                        76         19,323
                                                                    ----------
                                                                    $   30,048
-------------------------------------------------------------------------------
  Building - 4.4%
    Newport News Shipbuilding, Inc.                         300     $    5,813
    Nortek, Inc.*                                         3,000         75,375
    Walter Industries, Inc.*                              5,000         90,937
                                                                    ----------
                                                                    $  172,125
-------------------------------------------------------------------------------
  Business Machines - 1.4%
    Compaq Computer Corp.*                                  875     $   57,313
-------------------------------------------------------------------------------
  Business Services - 0.6%
    Temple-Inland, Inc.                                     340     $   21,930
-------------------------------------------------------------------------------
  Chemicals - 2.9%
    Ferro Corp.                                             740     $   27,842
    NL Industries, Inc.                                   6,500         86,125
                                                                    ----------
                                                                    $  113,967
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Adobe Systems, Inc.                                     475     $   18,703
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.0%
    Computer Associates International, Inc.                 510     $   34,106
    Sybase, Inc.*                                           400          7,450
    Synopsys, Inc.*                                       1,100         38,088
                                                                    ----------
                                                                    $   79,644
-------------------------------------------------------------------------------
  Conglomerates - 1.8%
    MAXXAM, Inc.*                                         1,300     $   71,500
-------------------------------------------------------------------------------
  Consumer Goods and Services - 13.0%
    Darling International, Inc.*                          2,300     $   64,400
    Meyer Fred, Inc.*                                       770         40,040
    Philip Morris Cos., Inc.                                870         37,954
    Thermadyne Industries Holdings Corp.*                 4,000        124,000
    Tyco International Ltd.*                              2,598        203,780
    Westpoint Stevens, Inc.*                              1,100         44,000
                                                                    ----------
                                                                    $  514,174
-------------------------------------------------------------------------------
  Containers - 4.3%
    Atlantis Plastics, Inc.*                              5,500     $   32,312
    Gaylord Container Corp.*                              10,000        94,375
    Jefferson Smurfit Corp.*                                920         17,883
    Stone Container Corp.                                 1,400         24,150
                                                                    ----------
                                                                    $  168,720
-------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Belden, Inc.                                            200     $    7,750
-------------------------------------------------------------------------------
  Electronics - 1.0%
    Atmel Corp.*                                            200     $    7,075
    Intel Corp.                                              65          5,988
    Sony Corp.                                               50          4,406
    Teradyne, Inc.*                                         370         20,605
                                                                    ----------
                                                                    $   38,074
-------------------------------------------------------------------------------
  Entertainment - 3.0%
    American Radio Systems Corp., "A"*                      802     $   39,498
    Casino America, Inc.*                                 1,100          3,025
    Harrah's Entertainment, Inc.*                         1,600         35,900
    LIN Television Corp.*                                   350         16,603
    Sodak Gaming, Inc.*                                   1,700         23,163
                                                                    ----------
                                                                    $  118,189
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Donaldson Lufkin & Jenrette, Inc.                       320     $   19,000
    Federal Home Loan Mortgage Corp.                        460         14,979
    Union Planters Corp.                                    200         10,250
                                                                    ----------
                                                                    $   44,229
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Smith's Food & Drug Centers, Inc., "B"*               1,120     $   61,320
-------------------------------------------------------------------------------
  Insurance - 3.5%
    Chubb Corp.                                             400     $   26,750
    CIGNA Corp.                                             120         22,005
    Conseco, Inc.                                           650         27,950
    Hartford Financial Services Group, Inc.                 250         19,938
    Lincoln National Corp.                                  300         20,081
    Reliastar Financial Corp.                               310         23,172
                                                                    ----------
                                                                    $  139,896
-------------------------------------------------------------------------------
  Machinery - 0.3%
    Greenfield Industries, Inc.                             400     $   10,550
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    Bristol-Myers Squibb Co.                                300     $   22,800
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Integrated Health Services, Inc.                        560     $   18,480
    St. Jude Medical, Inc.*                                 490         18,651
    Tenet Healthcare Corp.*                                 700         19,075
    United Healthcare Corp.                                 530         25,771
                                                                    ----------
                                                                    $   81,977
-------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    Commonwealth Industries, Inc.                         3,000     $   57,375
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Dawson Production Services, Inc.*                     2,100     $   39,375
-------------------------------------------------------------------------------
  Oils - 1.3%
    Enron Oil & Gas Co.                                   1,000     $   24,125
    Texaco, Inc.                                            220         25,355
                                                                    ----------
                                                                    $   49,480
-------------------------------------------------------------------------------
  Photographic Products - 1.4%
    Anacomp, Inc.*                                        3,725     $   56,806
-------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Waste Management, Inc.                                  900     $   28,800
-------------------------------------------------------------------------------
  Railroads - 0.9%
    Wisconsin Central Transportation Corp.*               1,140     $   35,340
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Hilton Hotels Corp.                                     640     $   19,640
    Promus Hotel Corp.*                                   2,800        108,675
                                                                    ----------
                                                                    $  128,315
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Keystone International, Inc.                          1,100     $   41,456
-------------------------------------------------------------------------------
  Stores - 6.0%
    Arbor Drugs, Inc.                                       300     $    7,163
    Carson Pirie Scott & Co.*                             1,800         63,900
    CVS Corp.                                               700         39,462
    Gantos, Inc.*                                         15,000        35,625
    Gymboree Corp.*                                         220          5,390
    Phar Mor, Inc.*                                       5,700         42,394
    Rite Aid Corp.                                          850         42,553
                                                                    ----------
                                                                    $  236,487
-------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Ingles Markets, Inc.                                  3,900     $   52,162
    Safeway, Inc.*                                          512         26,080
                                                                    ----------
                                                                    $   78,242
-------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Cellular Communications International*                2,600     $   93,600
    HSN, Inc.*                                            1,775         58,575
                                                                    ----------
                                                                    $  152,175
-------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    El Paso Electric Co.*                                 6,800     $   42,500
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Sprint Corp.                                            370     $   17,390
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $  3,023,673
-------------------------------------------------------------------------------
Foreign Stocks - 9.7%
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)               810     $   40,247
    Gulf Canada Resources Ltd. (Oil Services)*            7,000         56,438
                                                                    ----------
                                                                    $   96,685
-------------------------------------------------------------------------------
  Hong Kong - 0.8%
    Semi-Tech (Global) Ltd. (Electronics)*                21,000    $   31,436
-------------------------------------------------------------------------------
  Japan - 0.7%
    Canon, Inc., ADR (Special Products and Services)        145     $   20,173
    Sony Corp. (Electronics)                                100          8,707
                                                                    ----------
                                                                    $   28,880
-------------------------------------------------------------------------------
  Netherlands - 0.3%
    Akzo Nobel (Chemicals)                                   70     $   10,826
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Financial Institutions)           800     $   14,351
-------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd, ADR (Telecommunications)*               800     $    7,200
-------------------------------------------------------------------------------
  Sweden - 0.3%
    Sparbanken Sverige AB (Banks and Credit Cos.)           500     $   10,821
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Pharmaceuticals)                            25     $   35,305
-------------------------------------------------------------------------------
  United Kingdom - 3.7%
    British Petroleum PLC, ADR (Oil and Gas)                422     $   35,712
    Central Transport Rental Group PLC, ADR (Special
    Products and Services)*                               48,187        33,129
    Gallaher Group PLC, ADR
    (Consumer Goods and Services)*                        1,100         19,731
    News Corp. Ltd., ADR (Entertainment)                  2,900         43,863
    Storehouse PLC (Retail)*                              2,200          8,164
    Tomkins PLC (Diversified Operations)                  1,600          7,752
                                                                    ----------
                                                                    $  148,351
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  383,855
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,790,956)                          $3,407,528
-------------------------------------------------------------------------------
Preferred Stock - 1.0%
-------------------------------------------------------------------------------
  Renaissance Cosmetics, Inc. (Consumer Goods and
    Services)*                                               22     $   18,040
    Supermarkets General Holdings Corp. (Supermarkets)*   1,100         22,275
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $47,819)                    $   40,315
-------------------------------------------------------------------------------
Warrants - 0.6%
-------------------------------------------------------------------------------
    Gothic Energy Corp.*                                  30,000    $   21,563
    Peoples Choice TV Corp.*                                 45              0
    Renaissance Cosmetics, Inc.*                             20          2,000
    Semi Tech Global*                                     2,100            509
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $21,666)                           $   24,072
-------------------------------------------------------------------------------
Bonds - 1.7%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
Automotive - 0.5%
    Harvard Industries, Inc., 11.125s, 2005               $  45     $   18,900
-------------------------------------------------------------------------------
Entertainment - 0.1%
    Marvel Holdings, Inc., 0s, 1998                       $  30     $    4,200
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.7%
    Santa Fe Hotel, Inc., 11s, 2000                       $  35     $   28,525
-------------------------------------------------------------------------------
Telecommunications - 0.4%
    Peoples Choice TV Corp., 13.125s, 2004                $  45     $   15,188
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $65,666)                              $   66,813
-------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost   $150     $  149,978
-------------------------------------------------------------------------------
Put Options Purchased - 0.7%
-------------------------------------------------------------------------------
                                           NUMBER OF CONTRACTS
-------------------------------------------------------------------------------
  Standard & Poor Index 500 Put (Identified Cost, $38,812)    4     $   28,650
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,114,897)                     $3,717,356
-------------------------------------------------------------------------------
Securities Sold Short - (3.2)%
--------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    Advanced Micro Devices, Inc.*                          (500)    $  (18,719)
    Arcadia Financial Ltd.*                               (1,800)      (17,775)
    Jayhawk Acceptance Corp.*                             (2,800)       (3,325)
    LCI International, Inc.                               (1,700)      (40,800)
    Station Casinos, Inc.*                                (2,300)      (17,393)
    Western Digital Corp.*                                 (600)       (28,875)
-------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $122,480)           $ (126,887)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 9.2%                                  364,342
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $3,954,811
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS BLUE CHIP FUND
Stocks - 99.0%
--------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 97.5%

    Aerospace - 4.1%
    General Dynamics Corp.                                  100     $    7,963
    Lockheed-Martin Corp.                                   150         15,553
    United Technologies Corp.                                80          6,245
                                                                    ----------
                                                                    $   29,761
-------------------------------------------------------------------------------
  Automotive - 1.0%
    Goodrich (B.F.) Co.                                     170     $    7,161
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.5%
    Chase Manhattan Corp.                                   110     $   12,231
    Comerica, Inc.                                          145         10,268
    Corestates Financial Corp.                              140          8,610
    National City Corp.                                     120          6,780
    Norwest Corp.                                           120          6,892
    U.S. Bancorp                                            110          9,632
                                                                    ----------
                                                                    $   54,413
-------------------------------------------------------------------------------
  Business Machines - 1.9%
    International Business Machines Corp.                   140     $   14,122
-------------------------------------------------------------------------------
  Business Services - 3.3%
    DST Systems, Inc.*                                      380     $   13,751
    First Data Corp.                                        250         10,266
                                                                    ----------
                                                                    $   24,017
-------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                          220     $    7,439
-------------------------------------------------------------------------------
  Chemicals - 3.3%
    Air Products & Chemicals, Inc.                          100     $    8,156
    Du Pont (E.I.) de Nemours & Co., Inc.                   140          8,724
    Praxair, Inc.                                           130          6,947
                                                                    ----------
                                                                    $   23,827
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                         90     $   11,897
-------------------------------------------------------------------------------
  Computer Software - Systems - 3.7%
    BMC Software, Inc.*                                     150     $    9,393
    Computer Associates International, Inc.                 130          8,694
    Oracle Systems Corp.*                                   240          9,150
                                                                    ----------
                                                                    $   27,237
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.0%
    Avon Products, Inc.                                     100     $    6,406
    Colgate-Palmolive Co.                                    80          5,020
    Gillette Co.                                            100          8,281
    Philip Morris Cos., Inc.                                330         14,396
    Procter & Gamble Co.                                     70          9,315
    Service Corp. International                             300          9,600
    Sherwin Williams Co.                                    200          5,488
    Tyco International Ltd.*                                275         21,570
                                                                    ----------
                                                                    $   80,076
-------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                    260     $   16,250
    Honeywell, Inc.                                         100          6,912
                                                                    ----------
                                                                    $   23,162
-------------------------------------------------------------------------------
  Electronics - 1.3%
    Intel Corp.                                             100     $    9,213
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Federal Home Loan Mortgage Corp.                        235     $    7,652
-------------------------------------------------------------------------------
  Food and Beverage Products - 8.3%
    Coca-Cola Co.                                           140     $    8,024
    CPC International, Inc.                                  80          7,130
    Hershey Foods Corp.                                     130          6,939
    Interstate Bakeries Corp.                               125          7,328
    McCormick & Co., Inc.                                   330          7,796
    Nabisco Holdings Corp.                                  170          7,055
    PepsiCo, Inc.                                           190          6,840
    Ralston-Ralston Purina Co.                              100          9,000
                                                                    ----------
                                                                    $   60,112
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Kimberly-Clark Corp.                                    120     $    5,693
-------------------------------------------------------------------------------
  Insurance - 8.0%
    Allstate Corp.                                          140     $   10,229
    CIGNA Corp.                                              60         11,002
    Hartford Financial Services Group, Inc.                 120          9,570
    MBIA, Inc.                                              100         11,325
    Progressive Corp.                                        80          7,920
    Torchmark Corp.                                         220          8,291
                                                                    ----------
                                                                    $   58,337
-------------------------------------------------------------------------------
  Medical and Health Products - 9.0%
    American Home Products Corp.                            120     $    8,640
    Bristol-Myers Squibb Co.                                140         10,640
    Johnson & Johnson                                       200         11,338
    Lilly (Eli) & Co.                                        80          8,370
    Merck & Co., Inc.                                       100          9,181
    Pfizer, Inc.                                            310         17,166
                                                                    ----------
                                                                    $   65,335
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                   100     $    6,625
    HEALTHSOUTH Corp.*                                      300          7,481
    United Healthcare Corp.                                 160          7,780
                                                                    ----------
                                                                    $   21,886
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Schlumberger Ltd.                                       100     $    7,619
-------------------------------------------------------------------------------
  Oils - 6.1%
    Chevron Corp.                                           100     $    7,744
    Exxon Corp.                                             320         19,580
    Mobil Corp.                                             140         10,185
    Texaco, Inc.                                             60          6,915
                                                                    ----------
                                                                    $   44,424
-------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe                            100     $    9,169
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    HFS, Inc.*                                              200     $   11,138
-------------------------------------------------------------------------------
  Stores - 2.4%
    CVS Corp.                                               100     $    5,637
    Rite Aid Corp.                                          240         12,015
                                                                    ----------
                                                                    $   17,652
-------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                             480     $   14,460
    Safeway, Inc.*                                          200         10,187
                                                                    ----------
                                                                    $   24,647
-------------------------------------------------------------------------------
  Utilities - Electric - 3.3%
    Cinergy Corp.                                           210     $    6,943
    CMS Energy Corp.                                        160          5,750
    Pinnacle West Capital Corp.                             170          5,493
    Public Service Co. of New Mexico                        300          5,475
                                                                    ----------
                                                                    $   23,661
-------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    Columbia Gas System, Inc.                               110     $    7,260
    Pacific Enterprises                                     180          5,929
    Union Pacific Resources Group, Inc.                     220          5,500
                                                                    ----------
                                                                    $   18,689
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    BellSouth Corp.                                         155     $    6,820
    SBC Communications, Inc.                                125          6,797
    Sprint Corp.                                            150          7,050
                                                                    ----------
                                                                    $   20,667
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $  709,006
-------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oil and Gas)
    (Identified Cost, $9,035)                               131     $   11,086
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $624,151)                       $  720,092
Other Assets, Less Liabilities - 1.0%                                    7,397
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  727,489
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 50.8%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-------------------------------------------------------------------------------
Aerospace - 0.8%
    Loral Space & Communications Corp., 6s##                100     $    5,350
-------------------------------------------------------------------------------
Airlines - 0.6%
    Continental Airlines Finance Trust, 8.5s                 50     $    4,100
-------------------------------------------------------------------------------
Chemicals - 0.4%
    Atlantic Richfield Co., 9.01s                           120     $    2,850
-------------------------------------------------------------------------------
Computer Software - Systems - 0.4%
    Wang Labs, Inc., 6.5s*##                                 50     $    2,494
-------------------------------------------------------------------------------
Consumer Goods and Services - 2.6%
    Corning Delaware L.P., 6s                               200     $   16,600
-------------------------------------------------------------------------------
Entertainment - 6.3%
    American Radio Systems Corp., 7s*##                     225     $   14,681
    Golden Books Financing Trust, 8.75s*##                  200         10,500
    Houston Industries, Inc./Time Warner, 7s*               100          5,075
    Royal Caribbean Cruises Ltd., 7.25s                     150         10,238
                                                                    ----------
                                                                    $   40,494
-------------------------------------------------------------------------------
Financial Institutions - 8.6%
    Finova Finance Trust, 5.5s, 2016                        250     $   15,500
    Jefferson Pilot Corp., 7.25s, 2000                      100         10,513
    Merrill Lynch/MGIC Investment Corp., 6.5s               150         12,975
    Merrill Lynch/IMC Global, 6.25s                         150          5,606
    Salomon/Financial Security Insurance, 7.625s            300         10,575
                                                                    ----------
                                                                    $   55,169
-------------------------------------------------------------------------------
Food - 0.9%
    Ralston Purina Interstate Bakeries, 7s*                 100     $    5,956
-------------------------------------------------------------------------------
Food and Beverage Products - 2.5%
    Dole Food, 7s                                           425     $   16,150
-------------------------------------------------------------------------------
Forest and Paper Products - 1.4%
    International Paper Capital Trust, 5.25s                150     $    8,775
-------------------------------------------------------------------------------
Insurance - 5.9%
    American Heritage Life Investment, 8.5s*                100     $    5,950
    Conseco, Inc., 7s                                       100         14,556
    Frontier Financing Trust, 6.25s*##                      100          8,025
    SunAmerica, Inc., $3.188                                150          6,647
    SunAmerica, Inc., $3.10                                  25          2,875
                                                                    ----------
                                                                    $   38,053
-------------------------------------------------------------------------------
Machinery & Tools - 1.8%
    Greenfield Capital Trust, 6s, 2016*                     250     $   11,812
-------------------------------------------------------------------------------
Medical Equipment - 1.1%
    McKesson Financing Trust, 5s##                          100     $    6,875
-------------------------------------------------------------------------------
Metals and Minerals - 1.7%
    Timet Capital Trust, 6.625s*##                          100     $    5,913
    USX Marathon/RMI Titanium, 6.75s*                       200          5,050
                                                                    ----------
                                                                    $   10,963
-------------------------------------------------------------------------------
Oil & Gas - 1.9%
    Tosco Financing Trust, 5.75s##                          200     $   12,000
-------------------------------------------------------------------------------

Pollution Control - 2.6%
    Browning Ferris Industries, Inc., 7.25s                 500     $   16,531
-------------------------------------------------------------------------------
Restaurants and Lodging - 3.3%
    Hilton Hotels Corp., 8s                                 100     $    2,800
    Host Marriott Financial Trust, 6.75s*##                 300         18,450
                                                                    ----------
                                                                    $   21,250
-------------------------------------------------------------------------------
Steel - 0.5%
    AK Steel Holding Corp., 7s                               75     $    2,962
-------------------------------------------------------------------------------
Stores - 1.6%
    AnnTaylor Finance Trust, 8.5s*#                          75     $    4,406
    K-Mart Financing I, 7.75s                               100          5,894
                                                                    ----------
                                                                    $   10,300
-------------------------------------------------------------------------------
Telecommunications - 1.0%
    Intermedia Communication, Inc., 7s*##                   100     $    2,700
    IXC Communications Inc., 7.25s*##                        20          2,570
    Qualcomm Financial Trust, 5.75s*##                       25          1,116
                                                                    ----------
                                                                    $    6,386
-------------------------------------------------------------------------------
Transportation - 0.6%
    Hvide Capital Trust, 6.5s *##                            60     $    3,803
-------------------------------------------------------------------------------
Utilities - Electric - 1.8%
    Calenergy Capital Trust III, 6.5s*##                    250     $   11,750
-------------------------------------------------------------------------------
Utilities - Gas - 0.9%
    Enron Corp., 6.25s                                      250     $    5,734
-------------------------------------------------------------------------------
Utilities - Telephone - 1.6%
    Salomon/Cincinnati Bell, 6.25s                          175     $    9,734
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $292,959)                                       $  326,091
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 Omitted)
-------------------------------------------------------------------------------
Convertible Bonds - 27.5%
--------------------------------------------------------------------------------
Aerospace - 1.4%
    Hexcel Corp., 7s, 2003                                $   5     $    9,287
-------------------------------------------------------------------------------
Building - 0.3%
    Continental Homes Holding Corp., 6.875s, 2002         $   2     $    2,248
-------------------------------------------------------------------------------
Business Services - 1.6%
    Protection One Alarm Monitoring, 6.75s, 2003          $   9     $   10,114
-------------------------------------------------------------------------------
Computer Software - Systems - 3.9%
    Adaptec, Inc., 4.75s, 2004##                          $   8     $    9,240
    Data General Corp., 6s, 2004##                            6          9,413
    Read Rite Corp., 6.5s, 2004                               3          3,135
    Wind River Systems Inc., 5s, 2002##                       3          3,386
                                                                    ----------
                                                                    $   25,174
-------------------------------------------------------------------------------
Electronics - 3.9%
    Cymer, Inc., 3.5s (7.25s, 8/1/00), 2004##             $   6     $    7,162
    Photronics, Inc., 6s, 2004                                2          2,545
    Solectron Corp., 6s, 2006##                               3          4,196
    Xilinx, Inc., 5.25s, 2002##                              10         11,225
                                                                    ----------
                                                                    $   25,128
-------------------------------------------------------------------------------

Medical and Health Products - 0.3%
    North American Vaccine, Inc., 6.5s, 2003##            $   2     $    1,843
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.4%
    FPA Medical Management, Inc., 6.5s, 2001##            $   5     $    6,675
    Healthsource, Inc., 5s, 2003                              2          2,010
                                                                    ----------
                                                                    $    8,685
-------------------------------------------------------------------------------
Oil Services - 3.9%
    Diamond Offshore Drilling, Inc., 3.75s, 2007          $   5     $    6,525
    Nabors Industries, Inc., 5s, 2006                         3          6,015
    Parker Drilling Co., 5.5s, 2004                           6          6,540
    Pogo Producing Co., 5.5s, 2006                            5          5,906
                                                                    ----------
                                                                    $   24,986
-------------------------------------------------------------------------------
Pharmaceuticals - 0.5%
    Dura Pharmaceuticals Inc., 3.5s, 2002                 $   3     $    2,921
-------------------------------------------------------------------------------
Pollution Control - 3.7%
    Sanifill, Inc., 5s, 2006                              $   5     $    7,856
    U.S. Filter Corp., 6s, 2005                               5         10,075
    USA Waste Services, Inc., 4s, 2002                        5          5,700
                                                                    ----------
                                                                    $   23,631
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.9%
    Hilton Hotels Corp., 5s, 2006                         $   5     $    5,675
-------------------------------------------------------------------------------
Special Products and Services - 3.6%
    Corporate Express, Inc., 4.5s, 2000                   $  10     $    9,150
    Personnel Group Of America Inc., 5.75s, 2004##            6          7,088
    Sunrise Assisted Living Inc., 5.5s, 2002##                3          3,210
    United States Office Products Company, 5.5s, 2001         3          3,697
                                                                    ----------
                                                                    $   23,145
-------------------------------------------------------------------------------
Stores - 2.1%
    Home Depot, Inc., 3.25s, 2001                         $   5     $    5,800
    Office Depot, Inc., 0s, 2008                              5          2,988
    Saks Holdings, Inc., 5.5s, 2006                           5          4,337
                                                                    ----------
                                                                    $   13,125
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $152,930)                 $  175,962
-------------------------------------------------------------------------------
Stocks - 14.4%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 12.8%
  Aerospace - 0.6%
    United Technologies Corp.                                50     $    3,903
-------------------------------------------------------------------------------
  Building - 0.7%
    Newport News Shipbuilding, Inc.                         220     $    4,263
-------------------------------------------------------------------------------
  Chemicals - 0.2%
    Du Pont (E.I.) de Nemours & Co., Inc.                    25     $    1,558
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Colgate-Palmolive Co.                                    60     $    3,765
    Gillette Co.                                             60          4,969
    Procter & Gamble Co.                                     25          3,326
    Tyco International Ltd.*                                 48          3,765
                                                                    ----------
                                                                    $   15,825
-------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    General Electric Co.                                     40     $    2,500
-------------------------------------------------------------------------------
  Electronics - 1.1%
    Intel Corp.                                              20     $    1,843
    Solectron Corporation*                                   50          2,094
    Sony Corp.                                               35          3,084
                                                                    ----------
                                                                    $    7,021
-------------------------------------------------------------------------------
  Insurance - 0.6%
    Hartford Life, Inc., "A"*                               100     $    3,731
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Bristol-Myers Squibb Co.                                 75     $    5,700
    Johnson & Johnson                                        50          2,835
    McKesson Corp.                                           25          2,342
                                                                    ----------
                                                                    $   10,877
-------------------------------------------------------------------------------
  Oils - 0.7%
    Devon Energy Corp.                                      100     $    4,269
-------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Browning Ferris Industries, Inc.                        100     $    3,494
    U.S. Filter Corp.*                                       50          1,800
                                                                    ----------
                                                                    $    5,294
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp.                                      50     $    1,534
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Stanley Works                                           100     $    4,256
-------------------------------------------------------------------------------
  Stores - 0.6%
    Rite Aid Corp.                                           75     $    3,755
-------------------------------------------------------------------------------
  Telecommunications - 2.0%
    IXC Communications Inc.*                                 50     $    1,350
    Lucent Technologies, Inc.                               100          7,787
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $   13,212
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   81,998
-------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Sweden - 0.2%
    Skandia Foersaekrings AB (Insurance)                     40     $    1,544
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                             3     $    4,237
-------------------------------------------------------------------------------
  United Kingdom - 0.7%
    British Petroleum PLC, ADR (Oil and Gas)                 50     $    4,231
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   10,012
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $77,794)                             $   92,010
-------------------------------------------------------------------------------
Foreign Preferred Stocks - 1.6%
-------------------------------------------------------------------------------
  Australia - 1.6%
    National Australia Bank Ltd., 7.875s Capital Unit
    Exchangeable                                            350     $    9,997
-------------------------------------------------------------------------------
Total Foreign Preferred Stocks (Identified Cost, $8,750)            $    9,997
-------------------------------------------------------------------------------
Short-Term Obligations - 3.1%
-------------------------------------------------------------------------------

                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/02/97, at Amortized Cost$  20     $   19,997
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $552,430)                       $  624,057
Other Assets, Less Liabilities - 2.6%                                   16,470
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  640,527
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS NEW DISCOVERY FUND
Stocks - 94.6%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.8%

  Aerospace - 1.0%
    Fairchild Corp.*                                      1,000     $   21,063
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Atlas Air, Inc.*                                        400     $   11,100
-------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*              1,750     $   45,937
-------------------------------------------------------------------------------
  Business Services - 17.8%
    AccuStaff, Inc.*                                      1,500     $   39,844
    BDM International, Inc.*                                500         12,625
    BISYS Group, Inc.*                                      500         16,875
    Claremont Technology Group, Inc.*                       400          7,100
    Comdisco, Inc.                                          450         12,234
    Corporate Family Solutions, Inc.*                       100          1,500
    Dendrite International, Inc.*                           600         11,325
    Diamond Offshore Drilling, Inc.                         300         16,388
    Diamond Technology Partner, Inc.*                       600          9,225
    DST Systems, Inc.*                                      100          3,619
    Fine Host Corp.*                                        200          6,950
    First USA Paymentech, Inc.*                             700         21,262
    Interim Services, Inc.*                                 700         34,562
    Learning Tree International, Inc.*                      750         20,625
    May and Speh, Inc.*                                   1,300         16,575
    Mecon, Inc.*                                          3,000         15,000
    NOVA Corp.*                                           1,000         25,375
    Personnel Group of America, Inc.*                       300         10,050
    PMT Services, Inc.*                                   1,100         18,563
    Robert Half International, Inc.*                        200         11,675
    Staff Leasing, Inc.*                                    100          1,975
    Technology Solutions Co.*                               525         12,206
    TeleSpectrum Worldwide, Inc.*                         2,100          9,581
    Teletech Holdings, Inc.*                                900         14,737
    Transaction System Architects, Inc.*                    300         10,388
                                                                    ----------
                                                                    $  360,259
-------------------------------------------------------------------------------
  Computer Software - Systems - 16.1%
    Aehr Test Systems*                                      100     $    1,750
    American Business Information, Inc.*                    500         13,687
    Aspen Technology, Inc.*                                 300         10,238
    Black Box Corp.*                                        220          8,003
    Cadence Design Systems, Inc.*                           685         32,580
    Compuware Corp.*                                        450         27,787
    Daou Systems, Inc.*                                     400          9,500
    Data Systems Network Corp.*                           2,500         39,062
    Fair, Isaac & Co., Inc.                                 200          8,438
    IKOS Systems, Inc.*                                   1,300         19,256
    Intelligroup, Inc.*                                     100          1,488
    Metromail Corp.*                                        700         15,225
    Peerless Systems Corp.*                                 900         13,163
    RWD Technologies, Inc.*                                 100          1,925
    Simulation Sciences, Inc.*                            2,100         29,662
    Smart Modular Technologies, Inc.*                       500         29,500
    Summit Design, Inc.*                                  2,700         32,400
    Synopsys, Inc.*                                         200          6,925
    USCS International, Inc.*                               650         11,619
    Vantive Corp.*                                          200          6,100
    Xionics Document Technologies, Inc.*                    650          8,775
                                                                    ----------
                                                                    $  327,083
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.9%
    Alternative Resources Corp.*                          1,000     $   22,375
    Ballantyne of Omaha, Inc.*                              800         15,600
    Blyth Industries, Inc.*                                 100          3,694
    Cole National Corp.*                                    100          4,456
    Meta Group, Inc.*                                       400          8,350
    Schweitzer-Mauduit International, Inc.                  450         18,000
    Silgan Holdings, Inc.*                                  650         26,650
                                                                    ----------
                                                                    $   99,125
-------------------------------------------------------------------------------
  Containers - 2.4%
    AptarGroup, Inc.                                        200     $   11,250
    Gaylord Container Corp.*                              1,900         17,931
    Stone Container Corp.                                 1,100         18,975
                                                                    ----------
                                                                    $   48,156
-------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    AFC Cable Systems, Inc.*                                600     $   18,000
    QLogic Corp.*                                           200          7,850
                                                                    ----------
                                                                    $   25,850
-------------------------------------------------------------------------------
  Electronics - 5.5%
    Actel Corp.*                                            600     $   12,188
    Burr Brown*                                             550         19,525
    DuPont Photomasks, Inc.*                                200         13,100
    International Rectifier Corp.*                          600         13,687
    Microchip Technology, Inc.*                             300         12,131
    Photronic, Inc.*                                        100          5,900
    PMC Sierra, Inc.*                                       700         20,081
    SDL, Inc.*                                              900         15,975
                                                                    ----------
                                                                    $  112,587
-------------------------------------------------------------------------------
  Entertainment - 5.7%
    American Radio Systems Corp., "A"*                      300     $   14,775
    Cox Radio, Inc.*                                        900         24,075
    Gemstar Group Ltd.*                                   1,100         22,550
    Heftel Broadcasting Corp.*                              200         12,400
    Jacor Communications, Inc., "A"*                        500         22,000
    LIN Television Corp.*                                   400         18,975
                                                                    ----------
                                                                    $  114,775
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    BA Merchants Services, Inc.*                            500     $    9,156
    Financial Federal Corp.*                                900         14,119
    Franklin Resources, Inc.                                350         27,081
    TCF Financial Corp.                                     100          5,331
                                                                    ----------
                                                                    $   55,687
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Smith's Food & Drug Centers, Inc., "B"*                 150     $    8,212
    Suiza Foods Corp.*                                      400         16,500
                                                                    ----------
                                                                    $   24,712
-------------------------------------------------------------------------------
  Insurance - 2.7%
    CapMAC Holdings, Inc.                                   300     $    8,325
    Compdent Corp.*                                         500         12,125
    Equitable of Iowa Cos.                                  150          9,769
    Hartford Life, Inc.,"A"                                 100          3,731
    Life Re Corp.                                           400         20,525
                                                                    ----------
                                                                    $   54,475
-------------------------------------------------------------------------------
  Machinery - 1.4%
    Greenfield Industries, Inc.                             200     $    5,275
    Hirsch International Group*                             900         22,950
                                                                    ----------
                                                                    $   28,225
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Phycor, Inc.*                                           150     $    4,416
    Rexall Sundown, Inc.*                                   500         17,375
    Steris Corp.*                                           350         13,125
                                                                    ----------
                                                                    $   34,916
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.1%
    AmeriSource Health Corp., "A"*                          200     $   10,013
    CRA Managed Care, Inc.*                                 200         11,100
    HCIA, Inc.*                                             700         10,850
    Hologic, Inc.*                                          650         15,762
    IDEXX Labs, Inc.*                                     1,300         24,456
    IDX Systems Corp.*                                      300         10,163
    NCS Healthcare, Inc.*                                   200          4,925
    Orthalliance, Inc.*                                     100          1,388
    Orthodontic Centers America, Inc.*                      200          3,425
    Physician Sales and Service, Inc.*                      200          3,400
    Physician Support Systems, Inc.*                      1,200         20,250
    Quorum Health Group, Inc.*                              250          8,516
    Renal Treatment Centers, Inc.*                          500         16,937
    Total Renal Care Holdings, Inc.*                        300         13,725
    United Dental Care, Inc.*                             1,300         22,912
    United Payors & United Providers, Inc.*                 400          5,900
                                                                    ----------
                                                                    $  183,722
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    5,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Kos Pharmaceuticals, Inc.*                              200     $    6,900
-------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Applied Graphics Technologies*                          500     $   20,625
-------------------------------------------------------------------------------
  Restaurants and Lodging - 5.2%
    Capstar Hotel Co.*                                      300     $    9,825
    Doubletree Corp.*                                       250         12,500
    HFS, Inc.*                                              500         27,844
    Interstate Hotels Co.*                                  750         21,469
    Prime Hospitality Corp.*                                850         16,150
    Promus Hotel Corp.*                                     200          7,762
    Roadhouse Grill, Inc.*                                1,400          7,525
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $  104,900
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    CHS Electronics, Inc.*                                  100     $    3,863
    Equity Corp. International*                             450         10,378
                                                                    ----------
                                                                    $   14,241
-------------------------------------------------------------------------------
  Stores - 4.7%
    AnnTaylor Stores Corp.*                                 500     $    8,563
    Corporate Express, Inc.*                                600         10,237
    CVS Corp.                                               400         22,550
    Gymboree Corp.*                                         450         11,025
    Mazel Stores, Inc.*                                     300          6,375
    Petco Animal Supplies, Inc.*                            400         11,850
    PETsMART, Inc.*                                         600          5,138
    U.S. Office Products Co.*                               300          9,825
    Viking Office Products, Inc.*                           500         10,562
                                                                    ----------
                                                                    $   96,125
-------------------------------------------------------------------------------
  Telecommunications - 4.4%
    APAC Teleservices, Inc.*                                600     $    9,900
    Aspect Telecommunications Corp.*                      1,800         39,600
    Cable Design Technologies Corp.*                        400         13,375
    Intermedia Communications, Inc.*                        400         14,300
    Transaction Network Services, Inc.*                     600          8,625
    VDI Media*                                              300          4,275
                                                                    ----------
                                                                    $   90,075
-------------------------------------------------------------------------------
  Transportation - 0.1%
    Carey International, Inc.*                              100     $    1,388
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    Brooks Fiber Properties, Inc.*                          350     $   11,769
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,903,933
-------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Ireland - 0.1%
    Warner Chilcott Laboratories*                           100     $    1,850
-------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, S.A. de C V (Broadcasting)*                  100     $    1,800
-------------------------------------------------------------------------------
  United Kingdom - 0.6%
    News Corp. Ltd., ADR (Entertainment)                    900     $   13,612
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   17,262
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,742,794)                          $1,921,195
-------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97,
    at Amortized Cost                                     $  75     $   74,989
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,817,783)                     $1,996,184
Other Assets, Less Liabilities - 1.7%                                   33,679
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,029,863
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS RESEARCH INTERNATIONAL FUND
Stocks - 97.1%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 2.6%

  Agricultural Products - 1.1%
    AGCO Corp.                                              760     $   24,700
-------------------------------------------------------------------------------
  Insurance - 0.5%
    Equitable of Iowa Cos.                                  190     $   12,374
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    MCI Communications Corp.                                865     $   24,652
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   61,726
-------------------------------------------------------------------------------
Foreign Stocks - 94.5%
  Australia - 1.3%
    Q.B.E. Insurance Group Ltd. (Insurance)               5,805     $   31,338
-------------------------------------------------------------------------------
  Brazil - 0.8%
    Telecomunicacoes Brasileiras SA, ADR
    (Telecommunications)                                    152     $   17,936
-------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)               773     $   38,408
-------------------------------------------------------------------------------
  Chile - 1.0%
    Chilectra SA, ADR (Utilities - Electric)                785     $   24,224
-------------------------------------------------------------------------------
  China - 0.4%
    China Southern Airlines Ltd. (Airlines)                 300     $    9,431
-------------------------------------------------------------------------------
  Czech Republic - 1.1%
    Tabak (Tobacco)                                         100     $   25,187
-------------------------------------------------------------------------------
  Finland - 0.9%
    Huhtamaki Oy Group (Food Company)                       230     $    9,081
    TT Tieto Oy (Computer Software - Systems)               135         12,122
                                                                    ----------
                                                                    $   21,203
-------------------------------------------------------------------------------
  France - 5.2%
    Chargeurs SA (Apparels and Textiles)                    250     $   14,779
    Rhone-Poulenc SA (Pharmaceuticals)*                     786         28,756
    Societe Nationale Elf Aquitaine (Oils)                  330         36,577
    Televison Francaise (Broadcasting)                      270         21,946
    Union des Assurances Federales SA (Insurance)           190         19,655
                                                                    ----------
                                                                    $  121,713
-------------------------------------------------------------------------------
  Germany - 3.7%
    Adidas AG (Apparel and Textiles)                         96     $   11,537
    Henkel Kgaa (Consumer Goods and Services)               538         27,081
    Phoenix AG (Auto Parts)                               1,225         21,322
    Prosieben Media AG (Broadcasting)                       200          9,029
    SAP AG, Preferred (Computer Software - Systems)          79         18,028
                                                                    ----------
                                                                    $   86,997
-------------------------------------------------------------------------------
  Greece - 2.1%
    Athens Medical Care SA (Medical and Health Technology
    and Services)                                         1,800     $   17,260
    Hellenic Telecommunication Organization SA
    (Telecommunications)                                    880         19,520
    Papastratos Cigarettes SA (Consumer Goods and
    Services)                                               660         11,232
                                                                    ----------
                                                                    $   48,012
-------------------------------------------------------------------------------
  Hong Kong - 8.9%
    Asia Satellite Telecommunications Holdings Ltd.
    (Telecommunications)*                                 9,000     $   25,087
    Citic Pacific Ltd. (Conglomerates)                    5,000         26,649
    Dah Sing Financial Group (Banks and Credit Cos.)      2,600     $   10,871
    Hong Kong Electric Holdings Ltd. (Utilities -
    Electric)                                             8,000         27,978
    Hutchison Whampoa (Real Estate)                       1,000          8,324
    Ka Wah Bank (Bank and Credit Cos.)                    1,000          2,446
    Li & Fung Ltd. (Wholesale)                            36,000        36,701
    Liu Chong Hing Bank (Banks and Credit Cos.)           3,000          7,994
    Vanda Systems & Communication Holdings Ltd.
    (Computers Software - Systems)                        44,000        24,984
    Wharf Holdings Ltd. (Real Estate)                     6,000         21,719
    Wing Hang Bank Ltd. (Banks and Credit Cos.)           3,600         15,331
                                                                    ----------
                                                                    $  208,084
-------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Indosat (Telecommunications)                         500     $    1,031
    PT Indosat, ADR (Telecommunications)                    270          5,856
    PT Semen Gresik (Building Materials)                  4,500          4,639
                                                                    ----------
                                                                    $   11,526
-------------------------------------------------------------------------------
  Ireland - 2.4%
    Allied Irish Banks (Banks and Credit Cos.)            2,486     $   20,989
    Anglo Irish Bank Corp. (Banks and Credit Cos.)        16,800        23,957
    Smurfit Jefferson (Paper/Plastic)                     3,700         12,292
                                                                    ----------
                                                                    $   57,238
-------------------------------------------------------------------------------
  Italy - 3.3%
    Gucci Group Designs NV (Apparel and Textiles)           304     $   18,506
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                         8,225         11,980
    Industrie Natuzzi S.P.A., ADR (Consumer Goods and
      Services)                                             974         26,785
    Telecom Italia S.P.A., Saving Shares
      (Telecommunications)                               12,235         20,416
                                                                    ----------
                                                                    $   77,687
-------------------------------------------------------------------------------
  Japan - 23.4%
    Bank of Tokyo Mitsubishi (Banks and Credit Cos.)      1,000     $   18,159
    Bridgestone Corp. (Tire and Rubber)                   1,000         22,139
    Canon, Inc. (Special Products and Services)           2,000         55,224
    DDI Corp. (Telecommunications)                            3         15,672
    Fuji Photo Film Co Ltd., ADR (Photographic Products)    600         22,950
    Fujimi Inc. (Distribution Wholesale)                    400         22,388
    Hirose Electric Co. (Electronics)                       100          7,007
    Jusco Co. (Retail)                                    1,000         26,700
    Keyence Corp. (Electronics)                             110         16,053
    Kinki Coca-Cola Bottling Co. (Beverages)              1,000         12,438
    Kirin Beverage Corp. (Beverages)                      2,000         32,338
    Nippon Broadcasting (Broadcasting)                    1,000         73,880
    Nippon Telephone & Telegraph Co. (Utilities -
    Telephone)                                                2         18,740
    Osaka Sanso Kogyo Ltd. (Chemicals)                    4,000          8,458
    Secom Co. (Consumer Goods and Services)               1,000         71,061
    Sony Corp. (Electronics)                                300         26,119
    Takeda Chemical Industries (Pharmaceuticals)          1,000         26,617
    TDK Corp., ADR (Electronics)                            680         52,955
    Terumo Corp. (Computers)                              1,000         18,242
                                                                    ----------
                                                                    $  547,140
-------------------------------------------------------------------------------
  Malaysia - 0.2%
    UMW Holdings Berhad (Automobiles)                     2,000     $    5,377
-------------------------------------------------------------------------------
  Mexico - 1.0%
    Companhia Cerveja Ria Brahma (Broadcasting)           1,400     $   18,988
    TV Azteca SA De CV (Television)                         300          5,400
                                                                    ----------
                                                                    $   24,388
-------------------------------------------------------------------------------
  Netherlands - 5.1%
    Ahrend Kon (Office Furnishers)                          630     $   20,557
    Akzo Nobel (Chemicals)                                  160         24,746
    Brunel International NV (Human Resources)               300          6,183
    Computer Services (Computers)                         2,000         19,038
    Fugro NV (Engineering)                                  100          3,410
    Philips Electronics NV (Manufacturing)                  260         18,460
    Royal Dutch Petroleum (Oils)                            544         27,547
                                                                    ----------
                                                                    $  119,941
-------------------------------------------------------------------------------
  Peru - 0.9%
    Telefonica del Peru SA, ADR (Telecommunications)        870     $   20,336
-------------------------------------------------------------------------------
  Philippines - 0.2%
    Alsons Cement Corp. (Building Materials)*##           41,500    $    3,860
-------------------------------------------------------------------------------
  Poland - 0.3%
    Bank Handlowy Warsza (Banks and Credit Cos.)+           200     $    2,525
    Kghm Polska Miedz SA (Diversified - Metals)##           400          4,884
                                                                    ----------
                                                                    $    7,409
-------------------------------------------------------------------------------
  Portugal - 2.3%
    Banco Espirito Santo e Comercial de Lisboa SA (Banks
    and Credit Cos.)                                        500     $   12,268
    Banco Totta E Acores (Financial Institutions)         1,275         22,872
    Telecel - Comunicacaoes Pessoais SA
    (Telecommunication)                                     240         17,457
                                                                    ----------
                                                                    $   52,597
-------------------------------------------------------------------------------
  Singapore - 2.7%
    City Developments Ltd. (Real Estate)                  2,000     $   12,637
    Hong Leong Finance Ltd. (Finance)+                    3,000          5,855
    Mandarin Oriental International, Ltd.
     (Restaurants and Lodgings)                          27,000         30,240
    Singapore Land Ltd. (Conglomerates)                   3,000         13,298
                                                                    ----------
                                                                    $   62,030
-------------------------------------------------------------------------------
  Spain - 1.0%
    Abengoa SA (Construction)*                              300     $   13,260
    Acerinox SA (Iron and Steel)                             64         10,507
                                                                    ----------
                                                                    $   23,767
-------------------------------------------------------------------------------
  Sweden - 3.1%
    Astra AB (Pharmaceuticals)                            1,053     $   16,726
    Skandia Foersaekrings AB (Insurance)                    705         27,214
    Sparbanken Sverige AB (Banks and Credit Cos.)         1,271         27,508
                                                                    ----------
                                                                    $   71,448
-------------------------------------------------------------------------------
  Switzerland - 3.5%
    Kuoni Reisen Holdings AG (Transportation)                 9     $   36,930
    Novartis AG (Pharmaceuticals)                            31         43,778
                                                                    ----------
                                                                    $   80,708
-------------------------------------------------------------------------------
  Taiwan - 1.6%
    ASE Test Limited (Electronics)                          500     $   36,500
-------------------------------------------------------------------------------
  United Kingdom - 15.1%
    ASDA Group PLC (Supermarkets)                         9,401     $   21,937
    Bank of Scotland (Banks and Credit Cos.)              1,700         11,433
    British Aerospace PLC (Aerospace and Defense)         1,486         34,772
    British Petroleum PLC (Oil and Gas)                   2,155         30,103
    Carlton Communicatons PLC (Broadcasting)              2,660         21,165
    Corporate Services Group (Business Services)          5,200         16,348
    Grand Metropolitan (Food and Beverage Products)       2,910         26,714
    Jarvis Hotels PLC (Restaurants and Lodging)*+         10,900        27,378
    JBA Holdings Diversified Operations)                    900         12,397
    Kwik-Fit Holdings PLC (Retail)                        7,704         37,453
    Lloyds TSB Group PLC (Banks and Credit Cos.)          2,382         27,445
    PowerGen PLC (Utilities - Electric)*                  2,113         26,708
    Storehouse PLC (Retail)*                              6,100         22,637
    Tomkins PLC (Diversified Operations)                  5,100         24,711
    Williams Holdings (Diversified Operations)            2,200         12,424
                                                                    ----------
                                                                    $  353,625
-------------------------------------------------------------------------------
  Venezuela - 0.9%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)*                                 509     $   20,996
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $2,209,106
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,318,693)                          $2,270,832
-------------------------------------------------------------------------------
Short-Term Obligations - 2.6%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $  60     $   59,991
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,378,684)                     $2,330,823
Other Assets, Less Liabilities - 0.3%                                    5,265
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,336,088
-------------------------------------------------------------------------------
  * Non-income producing security.
## SEC Rule 144A restriction.
          +Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 88.4%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 85.2%
    Apparel and Textiles - 0.1%
    Polo Ralph Lauren Corp.*                                100     $    2,625
-------------------------------------------------------------------------------
  Business Machines - 5.4%
    Affiliated Computer Services, Inc., "A"*              1,880     $   49,350
    Compaq Computer Corp.*                                  200         13,100
    Silicon Graphics, Inc.*                                 500         13,719
    Sun Microsystems, Inc.*                               1,240         59,520
                                                                    ----------
                                                                    $  135,689
-------------------------------------------------------------------------------
  Business Services - 6.1%
    AccuStaff, Inc.*                                      2,180     $   57,906
    First Data Corp.                                        780         32,029
    First USA Paymentech, Inc.*                           1,320         40,095
    Galieo International, Inc.*                             100          2,644
    Hall Kinion & Associates, Inc.*                         100          2,137
    Lamalie Associates, Inc.*                               100          1,900
    Teletech Holdings, Inc.*                              1,000         16,375
                                                                    ----------
                                                                    $  153,086
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 14.0%
    Activision, Inc.*                                     1,500     $   19,500
    Adobe Systems, Inc.                                   1,165         45,872
    Autodesk, Inc.*                                       1,710         74,812
    Electronic Arts, Inc.*                                1,200         36,975
    Microsoft Corp.*                                      1,000        132,187
    Midway Games, Inc.*                                     960         20,280
    Spectrum Holobyte, Inc.*                              4,600         22,138
                                                                    ----------
                                                                    $  351,764
-------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    Ingram Micro, Inc.*                                     750     $   21,563
-------------------------------------------------------------------------------
  Computer Software - Systems - 32.5%
    BMC Software, Inc.*                                   1,180     $   73,897
    Cadence Design Systems, Inc.*                         2,831        134,649
    Computer Associates International, Inc.               2,095        140,103
    Compuware Corp.*                                      1,660        102,505
    Engineering Animation, Inc.*                            470         17,977
    Great Plains Software, Inc.*                            100          2,638
    Oracle Systems Corp.*                                 3,480        132,675
    Peoplesoft, Inc.*                                       660         37,125
    Peritus Software Services, Inc.*                        100          2,500
    Rational Software Corp.*                              1,010         16,665
    Summit Design, Inc.*                                  4,400         52,800
    Sybase, Inc.*                                           380          7,078
    Synopsys, Inc.*                                       2,830         97,989
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  819,826
-------------------------------------------------------------------------------
 Electronics - 5.1%
    Atmel Corp.*                                            440     $   15,565
    Intel Corp.                                             340         31,322
    Sony Corp.                                              250         22,031
    Teradyne, Inc.*                                         900         50,119
    Xilinx, Inc.*                                           200          9,500
                                                                    ----------
                                                                    $  128,537
-------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Bristol-Myers Squibb Co.                                610     $   46,360
    Ocular Sciences, Inc.*                                  100          1,912
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $   50,922
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.6%
    Centennial Healthcare Corp.*                            100     $    2,012
    HBO & Co.                                             1,085         77,713
    Horizon CMS Healthcare Corp.*                           700         14,394
    Monarch Dental Corp.*                                   100          1,813
    Oxford Health Plans, Inc.*                              370         27,056
    Pacificare Health Systems, Inc., "B"*                   130          8,889
    United Healthcare Corp.                               1,240         60,295
                                                                    ----------
                                                                    $  192,172
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Domain Energy Corp.*                                    100          1,525
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    7,288
-------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    CMP Media, Inc.*                                        100     $    2,675
-------------------------------------------------------------------------------
  Stores - 0.2%
    CVS Corp.                                               100     $    5,638
-------------------------------------------------------------------------------
  Telecommunications - 9.3%
    Ascend Communications, Inc.*                          1,105     $   46,893
    Aspect Telecommunications Corp.*                      2,770         60,940
    Cabletron Systems, Inc.*                                700         21,175
    Cisco Systems, Inc.*                                  1,055         79,521
    Lucent Technologies, Inc.                               290         22,584
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $  235,188
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    MCI Communications Corp.                              1,410     $   40,185
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,147,158
-------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Germany - 1.7%
    SAP AG, Preferred (Computer Software - Systems)         185     $   42,217
-------------------------------------------------------------------------------
  Japan - 1.5%
    Canon, Inc., ADR (Special Products and Services)         80     $   11,130
    Sony Corp. (Electronics)                                300         26,120
                                                                    ----------
                                                                    $   37,250
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   79,467
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,850,603)                          $2,226,625
-------------------------------------------------------------------------------
Short-Term Obligations - 11.5%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $ 290     $  289,957
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,140,560)                     $2,516,582
Other Assets, Less Liabilities - 0.1%                                    2,168
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,518,750
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE              EQUITY            SPECIAL
                                                                                   GROWTH              INCOME      OPPORTUNITIES
AUGUST 31, 1997                                                                      FUND                FUND               FUND
--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $2,461,282, $1,245,641 and $3,114,897,
    respectively)                                                              $2,744,043          $1,405,673          $3,717,356
  Cash                                                                              1,141              19,505                 489
  Deposit with brokers for securities sold short                                     --                  --                95,437
  Foreign currency, at value (identified cost, $0,
    $0 and $4,055, respectively)                                                     --                  --                 4,042
  Receivable for Fund shares sold                                                    --                50,000                --
  Receivable for investments sold                                                  37,779               6,595             262,105
  Net receivable for foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                                       --                  --                   175
  Interest and dividends receivable                                                   897               2,892               2,064
  Receivable from investment adviser                                               10,414                --                17,514
  Deferred organization expenses                                                    1,669               1,676               1,688
  Other assets                                                                      1,288                --                  --
                                                                               ----------          ----------          ----------
      Total assets                                                             $2,797,231          $1,486,341          $4,100,870
                                                                               ----------          ----------          ----------

Liabilities:
  Securities sold short, at value (proceeds
    received, $0, $0 and $122,480, respectively)                               $     --            $     --            $  126,887
  Payable for investments purchased                                                29,934              10,405               5,991
  Accrued expenses and other liabilities                                           11,177               1,883              13,181
                                                                               ----------          ----------          ----------
      Total liabilities                                                        $   41,111          $   12,288          $  146,059
                                                                               ----------          ----------          ----------
Net assets                                                                     $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Net assets consist of:
  Paid-in capital                                                              $2,164,935          $1,179,568          $3,083,892
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                    282,768             160,027             598,225
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                                 107,865             123,884             244,151
  Accumulated undistributed net investment income                                 200,552              10,574              28,543
                                                                               ----------          ----------          ----------
      Total                                                                    $2,756,120          $1,474,053          $3,954,811
                                                                               ----------          ----------          ----------

Shares of beneficial interest outstanding:
  Class A                                                                          67,032              34,434             140,925
  Class I                                                                         107,057              65,074             149,230
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest
        outstanding                                                               174,089              99,508             290,155
                                                                               ==========          ==========          ==========

Net assets:
  Class A                                                                      $1,060,643          $  510,280          $1,919,478
  Class I                                                                       1,695,477             963,773           2,035,333
                                                                               ----------          ----------          ----------
      Total net assets                                                         $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price
    per share (net assets / shares of beneficial interest outstanding)           $15.82              $14.82              $13.62
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of  beneficial interest outstanding)                    $15.84              $14.81              $13.64
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE        CONVERTIBLE                 NEW
                                                                                     CHIP         SECURITIES           DISCOVERY
AUGUST 31, 1997                                                                      FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $624,151,
  $552,430 and $1,817,783, respectively)                                       $  720,092          $  624,057          $1,996,184
Cash                                                                                6,338               3,982              33,748
Foreign currency, at value (identified cost, $0, $26
  and $0, respectively)                                                              --                    26                --
Receivable for investments sold                                                      --                 9,904                --
Interest and dividends receivable                                                   1,149               2,643                 180
                                                                               ----------          ----------          ----------
    Total assets                                                               $  727,579          $  640,612          $2,030,112
                                                                               ----------          ----------          ----------

Liabilities:
  Accrued expenses and other liabilities                                       $       90          $       85          $      249
                                                                               ----------          ----------          ----------
Net assets                                                                     $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $  617,975          $  557,991          $1,579,754
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                     95,941              71,627             178,401
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                                  12,369              (1,197)            126,577
  Accumulated undistributed net investment income                                   1,204              12,106             145,131
                                                                               ----------          ----------          ----------
      Total                                                                    $  727,489          $  640,527          $2,029,863
                                                                               ----------          ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                          41,316              50,266              41,008
  Class I                                                                          20,514               5,555             114,238
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest outstanding                              61,830              55,821             155,246
                                                                               ==========          ==========          ==========
Net assets:
  Class A                                                                      $  486,110          $  576,830          $  536,157
  Class I                                                                         241,379              63,697           1,493,706
                                                                               ----------          ----------          ----------
      Total net assets                                                         $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price per share (net assets /
    shares of beneficial interest outstanding)                                   $11.77              $11.48              $13.07
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share (net assets / shares of
    beneficial interest outstanding)                                             $11.77              $11.47              $13.08
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
AUGUST 31, 1997                                                                      FUND                FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,378,684 and
    $2,140,560, respectively)                                                  $2,330,823          $2,516,582
  Cash                                                                                924               3,165
  Foreign currency, at value (identified cost, $1,560 and $46,
    respectively)                                                                   1,164                  43
  Receivable for Fund shares sold                                                  10,000                --
  Receivable for investments sold                                                  17,901                --
  Interest and dividends receivable                                                 4,591                  54
  Receivable from investment adviser                                                6,854               8,711
  Other assets                                                                       --                   250
                                                                               ----------          ----------
      Total assets                                                             $2,372,257          $2,528,805
                                                                               ----------          ----------

Liabilities:
  Payable for investments purchased                                            $   26,952          $     --
  Accrued expenses and other liabilities                                            9,217              10,055
                                                                               ----------          ----------
      Total liabilities                                                        $   36,169          $   10,055
                                                                               ----------          ----------
Net assets                                                                     $2,336,088          $2,518,750
                                                                               ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $2,134,309          $2,036,119
  Unrealized appreciation (depreciation) on investments and
    translation of
    assets and liabilities in foreign currencies                                  (48,333)            376,018
  Accumulated undistributed net realized gain (loss) on
    investments and
    foreign currency transactions                                                 239,440             (69,545)
  Accumulated undistributed net investment income                                  10,672             176,158
                                                                               ----------          ----------
      Total                                                                    $2,336,088          $2,518,750
                                                                               ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                         119,940              70,359
  Class I                                                                          93,365             130,608
                                                                               ----------          ----------
      Total shares of beneficial interest outstanding                             213,305             200,967
                                                                               ==========          ==========
Net assets:
  Class A                                                                      $1,313,579          $  881,888
  Class I                                                                       1,022,509           1,636,862
                                                                               ----------          ----------
      Total net assets                                                         $2,336,088          $2,518,750
                                                                               ==========          ==========
Class A shares:
  Net asset value and offering and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======
Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======

See notes to financial statements

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE             EQUITY              SPECIAL
                                                                                   GROWTH             INCOME        OPPORTUNITIES
YEAR ENDED AUGUST 31, 1997                                                           FUND               FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $  217,465          $   27,016          $   21,095
    Interest                                                                        7,705               2,229              22,623
                                                                               ----------          ----------          ----------
      Total investment income                                                  $  225,170          $   29,245          $   43,718
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $   12,775          $    6,926          $   23,164
    Shareholder servicing agent fee                                                 2,233               1,209               4,030
    Distribution and service fee - Class A                                          4,216               2,468               9,410
    Administrative fee                                                                 27                  83                --
    Registration fee                                                                2,763               2,335                --
    Auditing fee                                                                    5,101               5,501               8,272
    Postage                                                                           341                  82                 119
    Printing                                                                        2,928               1,635                --
    Legal fee                                                                       3,223               2,618               2,026
    Custodian fee                                                                   5,695               5,166               5,902
    Amortization of organization expenses                                             434                 434                 434
    Miscellaneous                                                                   4,671                 354                 325
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   44,407          $   28,811          $   53,682
    Fees paid indirectly                                                             (690)               (388)             (1,010)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent and distributor                                                       (19,224)            (14,434)            (36,604)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $   24,493          $   13,989          $   16,068
                                                                               ----------          ----------          ----------
        Net investment income                                                  $  200,677          $   15,256          $   27,650
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  147,884          $  130,162          $  314,835
    Securities sold short                                                            --                  --                (6,786)
    Foreign currency transactions                                                    (112)                 (8)               (173)
                                                                               ----------          ----------          ----------

      Net realized gain on investments and
        foreign currency transactions                                          $  147,772          $  130,154          $  307,876
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  264,806          $  134,063          $  542,028
    Securities sold short                                                            --                  --                14,842
    Translation of assets and liabilities in foreign
currencies                                                                             12                  (5)                173
                                                                               ----------          ----------          ----------
      Net change in unrealized appreciation                                    $  264,818          $  134,058          $  557,043
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and
          foreign currency                                                     $  412,590          $  264,212          $  864,919
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  613,267          $  279,468          $  892,569
                                                                               ==========          ==========          ==========

See notes to financial statements

Statements of Operations - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*              FUND*
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $    6,880          $   12,186          $  155,787
    Interest                                                                          978               5,669               6,670
                                                                               ----------          ----------          ----------
      Total investment income                                                  $    7,858          $   17,855          $  162,457
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $    2,849          $    2,458          $    8,539
    Shareholder servicing agent fee                                                   576                 497               1,498
    Distribution and service fee - Class A                                          1,480               1,738               1,286
    Administrative fee                                                                 52                  44                 132
    Registration fee                                                                4,030               4,000               4,505
    Auditing fee                                                                    5,500               5,900               6,000
    Printing                                                                        2,237               1,135               2,892
    Postage                                                                            42                --                    25
    Legal fee                                                                       3,871               3,214               4,534
    Custodian fee                                                                     392                 459                 720
    Miscellaneous                                                                     557                 213                 271
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   21,586          $   19,658          $   30,402
    Fees paid indirectly                                                             (173)               (168)               (451)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent, and distributor                                                      (14,749)            (13,739)            (12,625)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $    6,664          $    5,751          $   17,326
                                                                               ----------          ----------          ----------
        Net investment income                                                  $    1,194          $   12,104          $  145,131
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $   12,369          $    5,932          $  126,577
    Securities sold short                                                            --                (7,129)               --
    Foreign currency transactions                                                      10                   2                --
                                                                               ----------          ----------          ----------

      Net realized gain (loss) on investments and
        foreign currency
        transactions                                                           $   12,379          $   (1,195)         $  126,577
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation on investments and
    translation
    of assets and liabilities in foreign currencies                            $   95,941          $   71,627          $  178,401
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and foreign
          currency                                                             $  108,320          $   70,432          $  304,978
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  109,514          $   82,536          $  450,109
                                                                               ==========          ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Operations - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*
-------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $   32,673          $  183,332
    Interest                                                                        4,208              12,047
    Foreign taxes withheld                                                         (3,096)
                                                                               ----------          ----------
      Total investment income                                                  $   33,785          $  195,379
                                                                               ----------          ----------

  Expenses -
    Management fee                                                             $   14,026          $   10,517
    Shareholder servicing agent fee                                                 1,819               1,845
    Distribution and service fee - Class A                                          4,164               2,112
    Administrative fee                                                                168                 166
    Registration fee                                                                4,500               4,010
    Auditing fees                                                                   5,500               5,500
    Postage                                                                           468                 129
    Printing                                                                        3,357               3,181
    Legal fees                                                                      3,451               5,691
    Custodian fee                                                                   4,387                 910
    Miscellaneous                                                                   1,762                 327
                                                                               ----------          ----------
      Total expenses                                                           $   43,602          $   34,388
    Fees paid indirectly                                                             (480)               (559)
    Reduction of expenses by investment adviser, shareholder
      servicing agent, and distributor                                            (20,009)            (14,474)
                                                                               ----------          ----------
      Net expenses                                                             $   23,113          $   19,355
                                                                               ----------          ----------
        Net investment income                                                  $   10,672          $  176,024
                                                                               ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  241,403          $  (69,545)
    Foreign currency transactions                                                  (1,963)                134
                                                                               ----------          ----------

      Net realized gain (loss) on investments and foreign
        currency
        transactions                                                           $  239,440          $  (69,411)
                                                                               ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  (47,861)         $  376,022
    Translation of assets and liabilities in foreign currencies                      (472)                 (4)
                                                                               ----------          ----------
      Net change in unrealized appreciation (depreciation)                     $  (48,333)         $  376,018
                                                                               ----------          ----------
        Net realized and unrealized gain on investments and
          foreign currency                                                     $  191,107          $  306,607
                                                                               ----------          ----------
          Increase in net assets from operations                               $  201,779          $  482,631
                                                                               ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                 $  200,677          $     (362)
  Net realized gain on investments and foreign
    currency transactions                                                         147,772              66,889
  Net unrealized gain on investments and foreign
    currency translation                                                          264,818              17,950
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  613,267          $   84,477
                                                                               ----------          ----------

Distributions declared to shareholders from net
  realized gain on investments - Class A                                       $ (106,559)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,273,798          $  605,756
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              106,552                --
  Cost of shares reacquired                                                      (817,088)             (4,083)
                                                                               ----------          ----------
      Increase in net assets from Fund share
        transactions                                                           $1,563,262          $  601,673
                                                                               ----------          ----------
        Total increase in net assets                                           $2,069,970          $  686,150
Net assets:
  At beginning of period                                                          686,150                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income (loss) of
    $200,552 and $(13), respectively)                                          $2,756,120          $  686,150
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   15,256          $    4,878
  Net realized gain on investments and foreign
    currency transactions                                                         130,154               7,246
  Net unrealized gain on investments and foreign
    currency translation                                                          134,058              25,969
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  279,468          $   38,093
                                                                               ----------          ----------

Distributions declared to shareholders -
  From net investment income - Class A                                         $   (9,552)         $     --
  From net realized gain on investments - Class A                                 (13,524)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $  (23,076)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $1,191,109          $  449,397
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                               23,074                --
  Cost of shares reacquired                                                      (473,902)            (10,110)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  740,281          $  439,287
                                                                               ----------          ----------
        Total increase in net assets                                           $  996,673          $  477,380
Net assets:
  At beginning of period                                                          477,380                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income
    of $10,574 and $4,878, respectively)                                       $1,474,053          $  477,380
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   27,650          $   10,016
  Net realized gain on investments and foreign
    currency transactions                                                         307,876             168,487
  Net unrealized gain on investments and foreign
    currency translation                                                          557,043              41,182
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  892,569          $  219,685
                                                                               ----------          ----------

Distributions declared to shareholders -

  From net investment income - Class A                                         $   (8,950)         $     --
  From net realized gain on investments - Class A                                (232,385)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $ (241,335)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,798,830          $2,038,964
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              241,330                --
  Cost of shares reacquired                                                    (1,995,218)                (14)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $1,044,942          $2,038,950
                                                                               ----------          ----------
        Total increase in net assets                                           $1,696,176          $2,258,635
Net assets:
  At beginning of period                                                        2,258,635                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $28,543
    and $10,016, respectively)                                                 $3,954,811          $2,258,635
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    1,194          $   12,104          $  145,131
  Net realized gain (loss) on investments and
    foreign currency transactions                                                  12,379              (1,195)            126,577
  Net unrealized gain on investments and foreign
    currency translation                                                           95,941              71,627             178,401
                                                                               ----------          ----------          ----------
      Increase in net assets from operations                                   $  109,514          $   82,536          $  450,109
                                                                               ----------          ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $  720,959          $  559,838          $1,935,566
  Cost of shares reacquired                                                      (102,984)             (1,847)           (355,812)
                                                                               ----------          ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  617,975          $  557,991          $1,579,754
                                                                               ----------          ----------          ----------
        Total increase in net assets                                           $  727,489          $  640,527          $2,029,863
Net assets:
  At beginning of period                                                             --                  --                  --
                                                                               ----------          ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $1,204,
    $12,106 and $145,131, respectively)                                        $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   10,672          $  176,024
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                  239,440             (69,411)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                          (48,333)            376,018
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  201,779          $  482,631
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,472,688          $2,470,527
  Cost of shares reacquired                                                      (338,379)           (434,408)
                                                                               ----------          ----------
      Increase in net assets from Fund share transactions                      $2,134,309          $2,036,119
                                                                               ----------          ----------
        Total increase in net assets                                           $2,336,088          $2,518,750
Net assets:
  At beginning of period                                                             --                  --
                                                                               ----------          ----------

  At end of period (including accumulated undistributed net
    investment income of $10,672 and $176,158, respectively)                   $2,336,088          $2,518,750
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    12.33          $    10.00          $    12.99
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income (loss)(S)                                              $     1.24          $    (0.01)         $     1.50
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.93                2.34                1.35
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     5.17          $     2.33          $     2.85
                                                                               ----------          ----------          ----------

Less distributions declared to shareholders from net
  realized gain on investments                                                 $    (1.68)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    15.82          $    12.33          $    15.84
                                                                               ==========          ==========          ==========
Total return                                                                        45.22%              23.30%++            21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.45%               1.50%+              1.48%+
  Net investment income (loss)                                                       9.12%              (0.11)%+            14.08%+
Portfolio turnover                                                                  1,043%                204%              1,043%
Average commission rate                                                        $   0.0248          $   0.0411          $   0.0248
Net assets at end of period
 (000 omitted)                                                                 $    1,061          $      686          $    1,695

 *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
**  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     1.06          $    (0.18)         $     1.40
Ratios (to average net assets):
  Expenses##                                                                         2.82%               4.28%+              2.35%
  Net investment income (loss)                                                       7.75%              (2.34)%+            13.20%

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.07          $    10.00          $    12.20
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.22          $     0.13          $     0.15
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.91                0.94                2.46
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     4.13          $     1.07          $     2.61
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -
  From net investment income                                                   $    (0.16)         $     --            $     --
  From net realized gain on investments                                             (0.22)               --                  --
                                                                               ----------          ----------          ----------
Total distributions declared to shareholders                                   $    (0.38)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    14.82          $    11.07          $    14.81
                                                                               ==========          ==========          ==========
Total return                                                                        38.05%              10.70%++            21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%               1.50%+              1.50%+
  Net investment income                                                              1.75%               1.83%+              1.51%+
Portfolio turnover                                                                    118%                 56%                118%
Average commission rate                                                        $   0.0393          $   0.0331          $   0.0393
Net assets at end of
 period (000 omitted)                                                          $      510          $      477          $      964

  *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
 **  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #   Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had been waived by the Fund and/or if actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     0.02          $    (0.06)         $     0.03
Ratios (to average net assets):
  Expenses##                                                                         3.40%               4.67%+              2.67%+
  Net investment income (loss)                                                      (0.15)%             (0.78)%+             0.35%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.36          $    10.00          $    11.39
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.08          $     0.06          $     0.11
  Net realized and unrealized gain on investments
    and foreign currency transactions                                                3.35                1.30                2.14
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     3.43          $     1.36          $     2.25
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -

  From net investment income                                                   $    (0.04)         $     --            $     --
  From net realized gain on investments and
    foreign currency transactions                                                   (1.13)               --                  --
                                                                               ----------          ----------          ----------
      Total distributions declared to shareholders                             $    (1.17)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    13.62          $    11.36          $    13.64
                                                                               ==========          ==========          ==========
Total return                                                                        31.84%              13.60%++            19.75%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         0.74%               1.50%+              0.18%+
  Net investment income                                                              0.65%               0.78%+              1.26%+
Portfolio turnover                                                                    161%                108%                161%
Average commission rate                                                        $   0.0387          $   0.0361          $   0.0387
Net assets at end of period (000 omitted)                                      $    1,920          $    2,259          $    2,035

 *   For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
**   For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +   Annualized.
++   Not annualized.
 #   Per share data are based on average shares outstanding.
##   The Fund's expenses are calculated without reduction for fees paid indirectly. (S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income
     (loss) per share and ratios would have been:

Net investment income (loss)                                                   $    (0.06)         $    (0.01)         $     0.01
Ratios (to average net assets):
  Expenses##                                                                         1.92%               2.97%+              1.36%+
  Net investment income (loss)                                                      (0.53)%             (0.16)%+             0.08%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND                                                                  PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.02          $     0.02
  Net realized and unrealized gain on
    investments                                                                      1.75                1.75
                                                                               ----------          ----------
      Total from investment operations                                         $     1.77          $     1.77
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.77          $    11.77
                                                                               ==========          ==========
Total return                                                                        17.70%++            17.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              0.28%+              0.24%+
Portfolio turnover                                                                     32%                 32%
Average commission rate                                                        $   0.0427          $   0.0427
Net assets at end of period (000 omitted)                                      $      486          $      241

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The Investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income loss per share and the ratios would have been:

Net investment loss                                                            $    (0.26)         $    (0.23)
Ratios (to average net assets):
  Expenses##                                                                         5.04%+              4.54%+
  Net investment loss                                                               (3.25)%+            (2.80)%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations -
  Net investment income(S)                                                     $     0.25          $     0.26
  Net realized and unrealized gain on
    investments                                                                      1.23                1.21
                                                                               ----------          ----------
      Total from investment operations                                         $     1.48          $     1.47
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.48          $    11.47
                                                                               ==========          ==========
Total return                                                                        14.70%++            14.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              3.16%+              3.19%+
Portfolio turnover                                                                     76%                 76%
Average commission rate                                                        $   0.0453          $   0.0453
Net assets at end of period (000 omitted)                                      $      577          $       64

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                              $    (0.04)         $     --
Ratios (to average net assets):
  Expenses##                                                                         5.19%+              4.69%+
  Net investment income (loss)                                                      (0.53)%+             --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
NEW DISCOVERY FUND                                            PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.98          $     1.01
  Net realized and unrealized gain on
    investments                                                                      2.09                2.07
                                                                               ----------          ----------
      Total from investment operations                                         $     3.07          $     3.08
                                                                               ----------          ----------
Net asset value - end of period                                                $    13.07          $    13.08
                                                                               ==========          ==========
Total return                                                                        30.70%++            30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                             12.41%+             12.65%+
Portfolio turnover                                                                    887%                887%
Average commission rate                                                        $   0.0250          $   0.0250
Net assets at end of period (000 omitted)                                      $      536          $    1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.89          $     0.92
Ratios (to average net assets):
  Expenses##                                                                         3.10%+              2.52%+
  Net investment income                                                             10.81%+             11.63%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND                                                      PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A            CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.06          $     0.07
  Net realized and unrealized gain on
    investments                                                                      0.89                0.88
                                                                               ----------          ----------
      Total from investment operations                                         $     0.95          $     0.95
                                                                               ----------          ----------
Net asset value - end of period                                                $    10.95          $    10.95
                                                                               ==========          ==========
Total return                                                                         9.60%++             9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.68%+              1.68%+
  Net investment income                                                              0.71%+              0.85%+
Portfolio turnover                                                                    137%                137%
Average commission rate                                                        $   0.0198          $   0.0198
Net assets at end of period (000 omitted)                                      $    1,314          $    1,022

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment loss                                                            $    (0.01)         $     --
Ratios (to average net assets):
  Expenses##                                                                         3.31%+              2.81%+
  Net investment loss                                                               (0.92)%+            (0.28)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.84          $     1.05
  Net realized and unrealized gain on
    investments and foreign currency transactions                                    1.69                1.48
                                                                               ----------          ----------
      Total from investment operations                                         $     2.53          $     2.53
                                                                               ----------          ----------
Net asset value - end of period                                                $    12.53          $    12.53
                                                                               ==========          ==========
Total return                                                                        25.30%++            25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.40%+              1.41%+
  Net investment income                                                             10.73%+             13.11%+
Portfolio turnover                                                                    792%                792%
Average commission rate                                                        $   0.0243          $   0.0243
Net assets at end of period (000 omitted)                                      $      882          $    1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.73          $     0.98
Ratios (to average net assets):
  Expenses##                                                                         2.77%+              2.28%+
  Net investment income                                                              9.36%+             12.24%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Science and Technology Fund are diversified series of MFS Series Trust I (the Trust), and MFS Special Opportunities Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of each Fund's operations.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Written Options - Each Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, each Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by each Fund. Each Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of each Fund's management on the direction of interest rates.

Short Sales - The Special Opportunities Fund, the Convertible Securities Fund, the New Discovery Fund, and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which a Fund does not own with the intent of purchasing it later at a lower price. A Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which a Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended August 31, 1997, the following amounts were reclassified between accumulated undistributed net investment income and accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                          BLUE         CONVERTIBLE              CORE              EQUITY
                                          CHIP          SECURITIES            GROWTH              INCOME
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                 $  (10)              $  (2)           $  112                $  8
Accumulated undistributed net
investment income (loss)                 $  10               $  2             $ (112)               $ (8)

                                           NEW            RESEARCH       SCIENCE AND             SPECIAL
                                     DISCOVERY        INTERNATIONAL       TECHNOLOGY        OPPORTUNITIES
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                $  --              $  1,963            $ (134)             $  173
Accumulated undistributed net
investment income (loss)               $  --              $ (1,963)           $  134              $ (173)

At August 31, 1997, the Convertible Securities Fund, for federal income tax purposes, had a capital loss carryforward of $1,022 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2005.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund, at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Equity Income Fund, the New Discovery Fund, the Science and Technology Fund, and the Special Opportunities Fund, and at an annual rate of 1.00% of average daily net assets for the Research International Fund. For the year ended August 31, 1997, the investment adviser did not impose any of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets, except that the Research International Fund will pay a fee of 1.75%. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
           $9,844         $9,046      $  --           $8,413         $1,302          $  --           $  --             $  --

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Effective March 1, 1997, the Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the year ended August 31, 1997.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the year ended August 31, 1997, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A shares at an effective annual rate of up to 0.15%. MFSC is currently waiving its fee for an indefinite period.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments                               $  801,689       $  916,065     $  17,817,514     $  1,735,832
                                          ==========       ==========     =============     ============
Sales
----------
Investments                               $  189,892       $  382,668     $  16,161,162     $  1,069,051
                                          ==========       ==========     =============     ============

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments (non-U.S. government
   securities)                         $  14,628,778     $  4,633,699     $  15,372,426     $  4,871,185
                                       =============     ============     =============     ============
Sales
----------
Investments (non-U.S. government
securities)                            $  13,012,489     $  2,561,525     $  13,452,258     $  4,574,155
                                       =============     ============     =============     ============

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $    624,151       $  552,605      $  2,467,904       $1,245,767
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $     99,721       $   77,886      $    310,563       $  163,961
Gross unrealized depreciation                 (3,780)          (6,434)          (34,424)          (4,055)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation           $     95,941       $   71,452      $    276,139       $  159,906
                                        ============       ==========      ============       ==========

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $  1,823,392       $2,379,678      $  2,151,232       $3,115,308
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $    215,761       $  128,745      $    427,647       $  687,707
Gross unrealized depreciation                (42,969)        (177,600)          (62,297)         (85,659)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation
   (depreciation)                       $    172,792       $  (48,855)     $    365,350       $  602,048
                                        ============       ==========      ============       ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                                                        YEAR ENDED AUGUST 31, 1997
                      --------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                      --------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                46,967      $  474,750         50,444       $  504,497         59,769        $  808,314
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --                8,292           106,552
Shares reacquired          (5,651)        (56,185)          (178)          (1,847)       (56,691)         (726,457)
                           ------      ----------         ------       ----------         ------        ----------
  Net increase             41,316      $  418,565         50,266       $  502,650         11,370        $  188,409
                           ======      ==========         ======       ==========         ======        ==========

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                     ---------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**    RESEARCH INTERNATIONAL FUND**
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                28,321      $  354,214         46,587       $  483,036        145,874      $  1,462,123
Shares issued to
  shareholders in
  reinvestment of
  distributions             1,898          23,074        --              --              --               --
Shares reacquired         (38,910)       (473,850)        (5,579)         (56,315)       (25,934)         (255,253)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              (8,691)     $  (96,562)        41,008       $  426,721        119,940      $  1,206,870
                           ======      ==========         ======       ==========        =======      ============

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                               78,193       $  811,064         80,611        $  941,341
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --               21,566           241,330
Shares reacquired                                         (7,834)         (79,182)      (160,079)       (1,817,353)
                                                          ------       ----------        -------       -----------
  Net increase
   (decrease)                                             70,359       $  731,882        (57,902)      $  (634,682)
                                                          ======       ==========        =======       ===========

Class A Shares
                                                                                     PERIOD ENDED AUGUST 31, 1996*
                     ---------------------------------------------------------------------------------------------
                                 CORE GROWTH FUND              EQUITY INCOME FUND       SPECIAL OPPORTUNITIES FUND
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                56,000      $  605,756         44,072       $  449,397        198,828      $  2,038,964
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --              --               --
Shares reacquired            (338)         (4,083)          (947)         (10,110)            (1)              (14)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              55,662      $  601,673         43,125       $  439,287        198,827      $  2,038,950
                           ======      ==========         ======       ==========        =======      ============

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 24,471     $  246,209          5,555        $  55,341        113,207      $  1,465,484
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired           (3,957)       (46,799)       --              --               (6,150)          (90,631)
                            ------     ----------          -----        ---------        -------      ------------
  Net increase              20,514     $  199,410          5,555        $  55,341        107,057      $  1,374,853
                            ======     ==========          =====        =========        =======      ============

 *For the period from the commencement of investment operations, January 2, 1996, through August 31, 1996.
**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**     RESEARCH INTERNATIONAL FUND**
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 65,078     $  836,895        144,634     $  1,452,530        100,754      $  1,010,565
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired               (4)           (52)       (30,396)        (299,497)        (7,389)          (83,126)
                            ------     ----------        -------     ------------         ------        ----------
  Net increase              65,074     $  836,843        114,238     $  1,153,033         93,365        $  927,439
                            ======     ==========        =======     ============         ======        ==========

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                              164,633     $  1,659,463        163,990      $  1,857,489
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --              --               --
Shares reacquired                                        (34,025)        (355,226)       (14,760)         (177,865)
                                                         -------     ------------        -------      ------------
  Net increase                                           130,608     $  1,304,237        149,230      $  1,679,624
                                                         =======     ============        =======      ============

**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended August 31, 1997, were as follows:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
               $6             $3           $3             $8             $2               $8              $1                $4

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Research International Fund owned the following restricted securities (consisting of 1.53% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF
FUND/DESCRIPTION                               ACQUISITION            SHARES              COST             VALUE
------------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND
  Bank Handlowy Warsza                             6/18/97               200           $ 2,162           $ 2,525
  Hong Leong Finance Ltd.                          1/15/96             3,000            11,940             5,855
  Jarvis Hotels                          6/21/96 - 7/02/96            10,900            30,014            27,378
                                                                                                         -------
                                                                                                         $35,758
                                                                                                         =======

(8) Financial Instruments
The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the Special Opportunities Fund amounted to a net receivable of $175 with Deutschebank at August 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund:

We have audited the accompanying statements of assets and liabilities of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund (the Funds) (eight of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments as of August 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund at August 31, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Core Growth Fund
MFS(R) Equity Income Fund
MFS(R) Special Opportunities Fund
MFS(R) Blue Chip Fund
MFS(R) Convertible SecuritiesFund
MFS(R) New Discovery Fund
MFS(R) Research InternationalFund
MFS(R) Science and Technology Fund

500 Boylston Street
Boston, MA02116-3741

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                            INC-2  10/97   970

                             MFS(R) CORE GROWTH FUND
                        MFS(R) SPECIAL OPPORTUNITIES FUND
                       MFS(R) CONVERTIBLE SECURITIES FUND
                              MFS(R) BLUE CHIP FUND

                       MFS(R) SCIENCE AND TECHNOLOGY FUND



    SUPPLEMENT TO THE JANUARY 1, 1998 PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION




      The following information should be read in conjunction with the Funds' Prospectus and Statement of Additional Information ("SAI"), dated January 1, 1998, as supplemented, and contains a description of Class I shares.


      Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY


                                                                             CLASS I
                                              -----------------------------------------------------------------
                                               CORE         SPECIAL      CONVERTIBLE    BLUE        SCIENCE AND
                                              GROWTH    OPPORTUNITIES     SECURITIES    CHIP        TECHNOLOGY
                                               FUND          FUND            FUND       FUND           FUND
                                              ------    -------------    -----------    ----        -----------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Initial Sales Charge Imposed
  on Purchases of Fund Shares (as a
  percentage of offering price)...........     None          None          None         None           None
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption proceeds,
  as applicable...........................     None          None          None         None           None




                                               CORE         SPECIAL      CONVERTIBLE    BLUE        SCIENCE AND
                                              GROWTH    OPPORTUNITIES     SECURITIES    CHIP        TECHNOLOGY
                                               FUND          FUND            FUND       FUND           FUND
                                              ------    -------------    -----------    ----        -----------
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE
 OF AVERAGE NET ASSETS):
Management Fees (after fee................     0.00%         0.00%         0.00%        0.00%          0.00%
  reduction)(1)
Rule 12b-1 Fees...........................     None          None          None         None           None
Other Expenses (after fee
  reduction)(2)...........................     1.45%         0.74%         1.50%(3)     1.50%(3)       1.40%
                                               ----          ----          ----         ----           ----
Total Operating Expenses (after
  fee reduction)(3).......................     1.45%         0.74%         1.50%        1.50%          1.40%



(1) The Adviser is currently waiving its right to receive management fees from each Fund. Absent this waiver, "Management Fees" would be as follows:


       CORE          SPECIAL       CONVERTIBLE      BLUE          SCIENCE AND
      GROWTH      OPPORTUNITIES    SECURITIES       CHIP          TECHNOLOGY
       FUND           FUND            FUND          FUND             FUND
      ------      -------------    -----------      ----          -----------
       0.75%          0.75%           0.65%         0.65%            0.75%

(2) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


(3) The Adviser has agreed to bear the Convertible Securities Fund and the Blue Chip Fund's expenses, subject to reimbursement by such Fund, such that "Other Expenses" do not exceed 1.50% per annum of each such Fund's average daily net assets during the current fiscal year. See "Information Concerning Shares of the Fund - Expenses" in the Prospectus. Otherwise, "Other Expenses" would be as follows:




                          CONVERTIBLE       BLUE
                          SECURITIES        CHIP
                             FUND           FUND
                          -----------       ----
                             4.04%          3.89%


Absent any fee waivers and expense reductions, "Total Operating Expenses" for each Fund would be as follows:



           CORE        SPECIAL      CONVERTIBLE    BLUE           SCIENCE AND
          GROWTH    OPPORTUNITIES   SECURITIES     CHIP           TECHNOLOGY
           FUND         FUND           FUND        FUND              FUND
          ------    -------------   -----------    ----           ----------
           2.32%        1.42%          4.69%       4.54%            2.27%


                               EXAMPLE OF EXPENSES

      An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of each Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:



                                 CORE        SPECIAL       CONVERTIBLE    BLUE    SCIENCE AND
                                GROWTH    OPPORTUNITIES    SECURITIES     CHIP    TECHNOLOGY
            PERIOD               FUND         FUND            FUND        FUND       FUND
            ------              ------    -------------    -----------    ----    -----------
1 year......................     $ 15         $ 8             $ 15        $ 15       $ 14
3 years.....................       46          24               47          47         44
5 years.....................       79          41               82          82         77
10 years....................      174          92              179         179        168


      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Funds will bear directly or indirectly. A more complete description of each Fund's management fee is set forth under the caption "Management of the Funds" in the Prospectus.

      THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUNDS; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION


      The following information has been audited and should be read in conjunction with the financial statements included in the Funds' Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Funds' independent auditors, given upon their authority as experts in accounting and auditing. The Funds' independent auditors are Ernst & Young LLP.

                              FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------
                                                                     PERIOD ENDED
                                                                    AUGUST 31, 1997*
CORE GROWTH FUND                                                        CLASS I
------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $     12.99
                                                                      ===========
Income from investment operations# -
   Net investment income**                                            $      1.50
   Net realized and unrealized gain on investments and
    foreign currency transactions                                            1.35
                                                                      -----------
      Total from investment operations                                $      2.85
                                                                      ===========
Less distributions declared to shareholders from net realized
   gain on investments                                                $        --
                                                                      -----------
Net asset value - end of period                                       $     15.84
                                                                      ===========
Total return                                                                21.94%++
Ratios (to average net assets)/Supplemental data**:
   Expenses##                                                                1.48%+
   Net investment income                                                    14.08%+
Portfolio turnover                                                          1,043%
Average commission rate                                               $    0.0248
Net assets at end of period (000 omitted)                             $     1,695

* For the period from the inception of Class I shares of the Fund January 2, 1997, through August 31, 1997.

+     Annualized.

++    Not Annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                            $ 1.40
      Ratios (to average net assets):
        Expenses##                                                       2.35%+
        Net investment income                                           13.20%+

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------
                                                                     PERIOD ENDED
                                                                    AUGUST 31, 1997*
SPECIAL OPPORTUNITIES FUND                                              CLASS I
------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $   11.39
                                                                       =========
Income from investment operations# -
   Net investment income**                                             $    0.11
   Net realized and unrealized gain on investments and
    foreign currency transactions                                           2.14
                                                                       ---------
      Total from investment operations                                 $    2.25
                                                                       =========
Less distributions declared to shareholders -
   From net investment income                                          $      --
                                                                       ---------
   From net realized gain on investments and foreign
    currency transactions                                                     --
                                                                       ---------
      Total distributions declared to shareholders                     $      --
                                                                       ---------
Net asset value - end of period                                        $   13.64
                                                                       =========
Total return                                                               19.75%++

Ratios (to average net assets)/Supplemental data**:
   Expenses##                                                               0.18%+
   Net investment income                                                    1.26%+
Portfolio turnover                                                           161%
Average commission rate                                                $  0.0387
Net assets at end of period (000 omitted)                              $   2,035

* For the period from the inception of Class I shares of the Fund, January 2, 1997, through August 31, 1997.

+     Annualized.

++    Not Annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                                       $0.01
      Ratios (to average net assets):
        Expenses##                                                        1.36%+
        Net investment income (loss)                                      0.08%+

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED AUGUST 31, 1997*
CONVERTIBLE SECURITIES FUND                                                    CLASS I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $ 10.00
                                                                               =======
Income from investment operations -
   Net investment income**                                                     $  0.26
   Net realized and unrealized gain on investments                                1.21
                                                                               -------
    Total from investment operations                                           $  1.47
                                                                               =======
Net asset value - end of period                                                $ 11.47
                                                                               =======
Total return                                                                     14.60%++
Ratios (to average net assets)/Supplemental data**:
   Expenses                                                                       1.50%+
   Net investment income                                                          3.19%+
Portfolio turnover                                                                  76%
Average commission rate                                                        $0.0453
Net assets at end of period (000 omitted)                                      $    64

* For the period from the inception of Class I shares of the Fund, January 2, 1997, through August 31, 1997.

+     Annualized.

++    Not Annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                            $   --
      Ratios (to average net assets):
        Expenses##                                                       4.69%+
        Net investment income                                              --

                              FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED AUGUST 31, 1997*
BLUE CHIP FUND                                                               CLASS I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                       $ 10.00
                                                                            =======
Income from investment operations# -
   Net investment income**                                                  $  0.02
   Net realized and unrealized gain on investments                             1.75
                                                                            -------
    Total from investment operations                                        $  1.77
                                                                            =======
Net asset value - end of period                                             $ 11.77
                                                                            =======
Total return                                                                  17.70%++
Ratios (to average net assets)/Supplemental data**:
   Expenses                                                                    1.50%+
   Net investment income                                                       0.24%+
Portfolio turnover                                                               32%
Average commission rate                                                     $0.0427
Net assets at end of period (000 omitted)                                   $   241

* For the period from the inception of Class I shares of the Fund, January 2, 1997, through August 31, 1997.

+     Annualized.

++    Not Annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                              $ (0.23)
      Ratios (to average net assets):
        Expenses##                                                        4.54%+
        Net investment loss                                             (2.80)%+

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------
                                                                   PERIOD ENDED AUGUST 31, 1997*
SCIENCE AND TECHNOLOGY FUND                                                    CLASS I
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                         $ 10.00
                                                                              =======
Income from investment operations# -
   Net investment income**                                                    $  1.05
   Net realized and unrealized gain on investments
     and foreign currency transactions                                           1.48
                                                                              -------
    Total from investment operations                                          $  2.53
                                                                              =======
Net asset value - end of period                                               $ 12.53
                                                                              =======
Total return                                                                    25.30%++
Ratios (to average net assets)/Supplemental data**:
   Expenses                                                                      1.41%+
   Net investment income                                                        13.11%+
Portfolio turnover                                                                792%
Average commission rate                                                       $0.0243
Net assets at end of period (000 omitted)                                     $ 1,637

* For the period from the inception of Class I shares of the Fund, January 2, 1997, through August 31, 1997.

+     Annualized.

++    Not Annualized.

#     Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                                            $  0.98
      Ratios (to average net assets):
        Expenses##                                                        2.28%+
        Net investment income                                            12.24%+



ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

      In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUNDS

      While each Fund has four classes of shares (Class A, Class B, Class C and Class I shares), Class A and Class I shares are the only classes presently available for sale. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Funds' Prospectus. Class A shares are available for purchase by certain retirement plans established for the benefit of employees of MFS and by such employees and certain of their family members who are residents of The Commonwealth of Massachusetts, and members of the governing boards of the various funds sponsored by MFS.


      Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Funds.


OTHER INFORMATION

      Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of a Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of a Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of a Fund at net asset value. Distributions paid by a Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.


      Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear each Fund's expenses such that each such Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed

1.50% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of a Fund's fiscal year in which such Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of these Funds under this arrangement are subject to reimbursement by such Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment such Fund's "Other Expenses" will not exceed the Maximum Percentage., This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.




                 THE DATE OF THIS SUPPLEMENT IS JANUARY 1, 1998

[MFS LOGO]



                                                                      PROSPECTUS
                                                                 JANUARY 1, 1998




MFS(R) CORE GROWTH FUND
MFS(R) SPECIAL OPPORTUNITIES FUND
MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) BLUE CHIP FUND
MFS(R) SCIENCE AND TECHNOLOGY FUND



                                           Class A Shares of Beneficial Interest
(Members of the MFS Family of Funds(R))    Class B Shares of Beneficial Interest
Each a series of MFS Series Trust I        Class C Shares of Beneficial Interest



MFS CORE GROWTH FUND (THE "CORE GROWTH FUND") -- The investment objective of the Core Growth Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known and established companies which the Fund's investment adviser believes have above-average growth potential. The Fund may invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies).



MFS SPECIAL OPPORTUNITIES FUND (THE "SPECIAL OPPORTUNITIES FUND") -- The investment objective of the Special Opportunities Fund is capital appreciation. The Fund invests, under normal market conditions, substantially all of its assets in equity and fixed income securities which the Fund's investment adviser believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The Fund may engage in short sales.

MFS CONVERTIBLE SECURITIES FUND (THE "CONVERTIBLE SECURITIES FUND") -- The investment objective of the Convertible Securities Fund is to maximize total return through a combination of current income and capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible securities, and may invest up to 35% of its total assets in non-convertible corporate and U.S. Government fixed income securities, equity securities and money market instruments. The Fund may engage in short sales.

MFS BLUE CHIP FUND (THE "BLUE CHIP FUND") -- The investment objective of the Blue Chip Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable and established companies, which the Fund's investment adviser believes have above-average capital appreciation potential and may invest up to 35% of its total assets in other securities (including emerging growth companies) offering an opportunity for capital appreciation.



MFS SCIENCE AND TECHNOLOGY FUND (THE "SCIENCE AND TECHNOLOGY FUND") -- The investment objective of the Science and Technology Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies which the Fund's investment adviser expects to benefit from scientific and technological advances and improvements, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies), and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.



                          (CONTINUED ON THE NEXT PAGE)

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

Each Fund's investment adviser and distributor are Massachusetts Financial Services Company (the "Adviser" or "MFS") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund is a series of MFS Series Trust I (the "Trust").

THE SPECIAL OPPORTUNITIES FUND AND THE CONVERTIBLE SECURITIES FUND EACH MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS - LOWER RATED BONDS").

WHILE THREE CLASSES OF SHARES OF EACH FUND ARE DESCRIBED IN THIS PROSPECTUS, THE FUNDS DO NOT CURRENTLY OFFER CLASS B AND CLASS C SHARES. CLASS A SHARES ARE AVAILABLE FOR PURCHASE AT NET ASSET VALUE ONLY BY EMPLOYEES OF MFS AND ITS AFFILIATES AND CERTAIN OF THEIR FAMILY MEMBERS WHO ARE RESIDENTS OF THE COMMONWEALTH OF MASSACHUSETTS, AND MEMBERS OF THE GOVERNING BOARDS OF THE VARIOUS FUNDS SPONSORED BY MFS.


This Prospectus sets forth concisely the information concerning each Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of each Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated January 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and each Fund. See page 41 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SAI is incorporated by reference into this Prospectus. The SEC maintains an Internet World Wide Web site (http: // www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and SAI, and other information regarding the Funds.

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
1.    Expense Summary...................................................      4
2.    Condensed Financial Information...................................      8
3.    The Funds.........................................................     11
4.    Investment Objectives and Policies................................     12
      Core Growth Fund..................................................     12
      Special Opportunities Fund........................................     12
      Convertible Securities Fund.......................................     13
      Blue Chip Fund....................................................     14
      Science and Technology Fund.......................................     14
5.    Certain Securities and Investment Techniques......................     15
6.    Additional Risk Factors...........................................     22
7.    Management of the Funds...........................................     25
8.    Information Concerning Shares of the Funds........................     27
             Purchases..................................................     27
             Exchanges..................................................     32
             Redemptions and Repurchases................................     33
             Distribution Plan..........................................     34
             Distributions..............................................     36
             Tax Status.................................................     36
             Net Asset Value............................................     37
             Expenses ..................................................     37
             Description of Shares, Voting Rights and Liabilities.......     38
             Performance Information....................................     39
9.    Shareholder Services..............................................     39
      Appendix A - Waivers of Sales Charges.............................     A-1
      Appendix B - Description of Bond Ratings..........................     B-1

1.       EXPENSE SUMMARY

         SHAREHOLDER TRANSACTION EXPENSES:                                 CLASS A           CLASS B          CLASS C
                  Maximum Initial Sales Charge Imposed on Purchases of
                      Fund Shares (as a percentage of offering price)       4.75%            0.00%            0.00%
                  Maximum Contingent Deferred Sales Charge (as a
                      percentage of original purchase price or redemption
                      proceeds, as applicable)                              See Below(1)     4.00%            1.00%

    ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                 CLASS A SHARES


                                                     CORE              SPECIAL        CONVERTIBLE      BLUE       SCIENCE AND
                                                    GROWTH           OPPORTUNITIES     SECURITIES      CHIP       TECHNOLOGY
                                                     FUND                FUND           FUND           FUND          FUND
Management Fees (after fee
   reduction)(2)........................             0.00%             0.00%           0.00%           0.00%        0.00%
Rule 12b-1 Fees (after fee
   reduction)(3)........................             0.00%             0.00%           0.00%           0.00%        0.00%
Other Expenses (after fee
   reduction)(7)........................             1.45%             0.74%           1.50%(5)        1.50%(5)     1.40%
                                                     ----              ----            ----            ----         ----
Total Operating Expenses
   (after fee reduction)(6).............             1.45%             0.74%           1.50%           1.50%        1.40%


                                 CLASS B SHARES


                                                     CORE              SPECIAL        CONVERTIBLE      BLUE       SCIENCE AND
                                                    GROWTH           OPPORTUNITIES     SECURITIES      CHIP       TECHNOLOGY
                                                     FUND                FUND           FUND           FUND          FUND
Management Fees (after fee
   reduction)(2)........................             0.00%             0.00%           0.00%           0.00%        0.00%
Rule 12b-1 Fees(4)......................             1.00%             1.00%           1.00%           1.00%        1.00%
Other Expenses (after fee
   reduction)(7)........................             1.45%             0.74%           1.50%(5)        1.50%(5)     1.40%
                                                     ----              ----            ----            ----         ----
Total Operating Expenses
   (after fee reduction)(6).............             2.45%             1.74%           2.50%           2.50%        2.40%

                                 CLASS C SHARES


                                                     CORE              SPECIAL        CONVERTIBLE      BLUE       SCIENCE AND
                                                    GROWTH           OPPORTUNITIES     SECURITIES      CHIP       TECHNOLOGY
                                                     FUND                FUND           FUND           FUND          FUND
Management Fees (after fee
   reduction)(2)........................             0.00%             0.00%           0.00%           0.00%        0.00%
Rule 12b-1 Fees(4)......................             1.00%             1.00%           1.00%           1.00%        1.00%
Other Expenses (after fee
   reduction)(7)........................             1.45%             0.74%           1.50%(5)        1.50%(5)     1.40%
                                                     ----              ----            ----            ----         ----
Total Operating Expenses
   (after fee reduction)(6).............             2.45%             1.74%           2.50%           2.50%        2.40%


------------------------------------


(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Funds - Purchases").



(2) The Adviser is currently waiving its right to receive management fees from each Fund. Absent this waiver, "Management Fees" would be as follows:



          CORE                    SPECIAL               CONVERTIBLE                 BLUE                  SCIENCE AND
         GROWTH                OPPORTUNITIES             SECURITIES                 CHIP                  TECHNOLOGY
          FUND                     FUND                     FUND                    FUND                     FUND
         0.75%                     0.75%                   0.65%                    0.65%                    0.75%



(3) Each Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to Class A shares. Distribution and service fees under the Class A Distribution Plan are currently being waived on a voluntary basis and, while they may be imposed at the discretion of MFD at any time, MFD currently intends to waive these fees during the Funds' current fiscal year. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Funds - Distribution Plan" below.



(4) Each Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Funds - Distribution Plan" below.



(5) The Adviser has agreed to bear the expenses of the Convertible Securities Fund and the Blue Chip Fund, subject to reimbursement by each Fund, such that "Other Expenses" do not exceed 1.50% per annum of each such Fund's average daily net assets during the current fiscal year. See "Information Concerning Shares of the Fund Expenses." Otherwise, "Other Expenses" would be as follows:



                                                    CONVERTIBLE                           BLUE
                                                    SECURITIES                            CHIP
                                                       FUND                               FUND
                 Class A                               4.04%                              3.89%
                 Class B                               4.04%                              3.89%
                 Class C                               4.04%                              3.89%

(6) Absent any fee waivers and expense reductions, "Total Operating Expenses," expressed as a percentage of average daily net assets, would be as follows:


                             CORE               SPECIAL            CONVERTIBLE             BLUE             SCIENCE AND
                            GROWTH           OPPORTUNITIES         SECURITIES              CHIP             TECHNOLOGY
                             FUND                FUND                 FUND                 FUND                FUND
Class A                     2.82%                1.92%                5.19%               5.04%                2.77%
Class B                     3.32%                2.42%                5.69%               5.54%                3.27%
Class C                     3.32%                2.42%                5.69%               5.54%                3.27%


(7) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:

                                 CLASS A SHARES


                             CORE               SPECIAL       CONVERTIBLE       BLUE          SCIENCE AND
                           GROWTH           OPPORTUNITIES      SECURITIES       CHIP          TECHNOLOGY
                             FUND                FUND            FUND           FUND          FUND
1 year..................   $ 62                $ 55              $ 62          $ 62             $ 61
3 years.................     91                  70                93            93               90
5 years.................    123                  87               125           125              120
10 years................    213                 135               218           218              207



                                 CLASS B SHARES
                             (ASSUMES REDEMPTION)(1)



                             CORE               SPECIAL       CONVERTIBLE       BLUE          SCIENCE AND
                           GROWTH           OPPORTUNITIES      SECURITIES       CHIP          TECHNOLOGY
                             FUND                FUND            FUND           FUND          FUND
1 year..................    $ 65                $ 58             $ 65           $ 65            $ 64
3 years.................     106                  85              108            108             105
5 years.................     151                 114              153            153             148
10 years................     254                 178              259            259             248



                                 CLASS B SHARES
                           (ASSUMES NO REDEMPTION)(1)



                             CORE               SPECIAL       CONVERTIBLE       BLUE          SCIENCE AND
                           GROWTH           OPPORTUNITIES      SECURITIES       CHIP          TECHNOLOGY
                             FUND                FUND            FUND           FUND          FUND
1 year..................    $ 25                $ 18             $ 25           $ 25            $ 24
3 years.................      76                  55               78             78              75
5 years.................     131                  94              133            133             128
10 years................     254                 178              259            259             248


--------------


(1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

                                 CLASS C SHARES
                              (ASSUMES REDEMPTION)


                             CORE               SPECIAL       CONVERTIBLE       BLUE          SCIENCE AND
                           GROWTH           OPPORTUNITIES      SECURITIES       CHIP          TECHNOLOGY
                             FUND                FUND            FUND           FUND          FUND
1 year..................    $ 35               $ 28              $ 35           $ 35            $ 35
3 years.................      76                 55                78             78              75
5 years.................     131                 94               133            133             128
10 years................     279                205               284            284             274


                                 CLASS C SHARES
                             (ASSUMES NO REDEMPTION)


                             CORE               SPECIAL       CONVERTIBLE       BLUE          SCIENCE AND
                           GROWTH           OPPORTUNITIES      SECURITIES       CHIP          TECHNOLOGY
                             FUND                FUND            FUND           FUND          FUND
1 year..................    $ 25                $ 18             $ 25          $ 25             $ 24
3 years.................      76                  55               78            78               75
5 years.................     131                  94              133           133              128
10 years................     279                 205              284           284              274


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF A FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2. CONDENSED FINANCIAL INFORMATION



The following information has been audited and should be read in conjunction with the financial statements included in the Funds' Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Funds' independent auditors, given upon their authority as experts in accounting and auditing. The Funds' independent auditors are Ernst & Young LLP.


                              FINANCIAL HIGHLIGHTS


                                                                       YEAR ENDED         PERIOD ENDED
                                                                     AUGUST 31, 1997     AUGUST 31, 1996*
CORE GROWTH FUND                                                         CLASS A            CLASS A
                                                                       -----------         ---------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $     12.33         $   10.00
                                                                       -----------         ---------
Income from investment operations# -
    Net investment income (loss)**                                     $      1.24         $   (0.01)
    Net realized and unrealized gain on investments and
      foreign currency transactions                                           3.93              2.34
                                                                       -----------         ---------
         Total from investment operations                              $      5.17         $    2.33
                                                                       -----------         ---------
Less distributions declared to shareholders from net realized
    gain on investments                                                $     (1.68)        $      --
                                                                       -----------         ---------
Net asset value - end of period                                        $     15.82         $   12.33
                                                                       -----------         ---------
Total return                                                                 45.22%            23.30%++
Ratios (to average net assets)/Supplemental data**:
    Expenses##                                                                1.45%             1.50%+
    Net investment income (loss)                                              9.12%            (0.11)%+
Portfolio turnover                                                           1,043%              204%
Average commission rate                                                $    0.0248         $   0.0411
Net assets at end of period (000 omitted)                              $     1,061         $      686



* For the period from the inception of Class A shares of the Fund, January 2, 1996, through August 31, 1996.

+        Annualized.

++       Not Annualized.

#        Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:


        Net investment income (loss)                                 $  1.06             $  (0.18)
        Ratios (to average net assets):
           Expenses##                                                   2.82%                4.28%+
           Net investment income (loss)                                 7.75%               (2.34)%+

                              FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED         PERIOD ENDED
                                                                     AUGUST 31, 1997     AUGUST 31, 1996*
SPECIAL OPPORTUNITIES FUND                                               CLASS A             CLASS A
                                                                       -----------         -----------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $     11.36         $     10.00
                                                                       -----------         -----------
Income from investment operations# -
    Net investment income**                                            $      0.08         $      0.06
    Net realized and unrealized gain on investments and
      foreign currency transactions                                           3.35                1.30
                                                                       -----------         -----------
         Total from investment operations                              $      3.43         $      1.36
                                                                       -----------         -----------
Less distributions declared to shareholders -
    From net investment income (loss)                                  $     (0.04)        $        --
    From net realized gain on investments and foreign
      currency transactions                                                  (1.13)                 --
                                                                       -----------         -----------
         Total distributions declared to shareholders                  $     (1.17)        $        --
                                                                       -----------         -----------
Net asset value - end of period                                        $     13.62         $     11.36
                                                                       -----------         -----------
Total return                                                                 31.84%              13.60%++
Ratios (to average net assets)/Supplemental data**:
    Expenses##                                                                0.74%               1.50%+
    Net investment income                                                     0.65%               0.78%+
Portfolio turnover                                                             161%                108%
Average commission rate                                                $    0.0387         $    0.0361
Net assets at end of period (000 omitted)                              $     1,920         $     2,259

* For the period from the inception of Class A shares of the Fund, January 2, 1996, through August 31, 1996.

+        Annualized.

++       Not Annualized.

#        Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                                          $ (0.06)            $ (0.01)
        Ratios (to average net assets):
           Expenses##                                                   1.92%               2.97%+
           Net investment loss                                         (0.53)%             (0.16)%+

                              FINANCIAL HIGHLIGHTS

                                                                 PERIOD ENDED AUGUST 31, 1997*
CONVERTIBLE SECURITIES FUND                                           CLASS A
                                                                      ---------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $   10.00
                                                                      ---------
Income from investment operations -
    Net investment income**                                           $    0.25
    Net realized and unrealized gain on investments                        1.23
                                                                      ---------
      Total from investment operations                                $    1.48
                                                                      ---------
Net asset value - end of period                                       $   11.48
                                                                      ---------
Total return                                                           14.70%++
Ratios (to average net assets)/Supplemental data**:
    Expenses                                                             1.50%+
    Net investment income                                                3.16%+
Portfolio turnover                                                           76%
Average commission rate                                               $  0.0453
Net assets at end of period (000 omitted)                             $     577

* For the period from the inception of Class A shares of the Fund, January 2, 1997, through August 31, 1997.

+        Annualized.

++       Not Annualized.

#        Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                                      $ (0.04)
        Ratios (to average net assets):
           Expenses##                                               5.19%+
           Net investment loss                                     (0.53)%+

                              FINANCIAL HIGHLIGHTS

                                                                 PERIOD ENDED AUGUST 31, 1997*
BLUE CHIP FUND                                                         CLASS A
                                                                      ---------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $   10.00
                                                                      ---------
Income from investment operations# -
    Net investment income**                                           $    0.02
    Net realized and unrealized gain on investments                        1.75
                                                                      ---------
      Total from investment operations                                $    1.77
                                                                      ---------
Net asset value - end of period                                       $   11.77
                                                                      ---------
Total return                                                           17.70%++
Ratios (to average net assets)/Supplemental data**:
    Expenses                                                             1.50%+
    Net investment income                                                0.28%+
Portfolio turnover                                                           32%
Average commission rate                                               $  0.0427
Net assets at end of period (000 omitted)                             $     486

* For the period from the inception of Class A shares of the Fund, January 2, 1997, through August 31, 1997.

+        Annualized.

++       Not Annualized.

#        Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                                      $ (0.26)
        Ratios (to average net assets):
           Expenses##                                               5.04%+
           Net investment loss                                     (3.25)%+

                              FINANCIAL HIGHLIGHTS

                                                                PERIOD ENDED AUGUST 31, 1997*
SCIENCE AND TECHNOLOGY FUND                                            CLASS A
                                                                      ---------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $   10.00
                                                                      ---------
Income from investment operations# -
    Net investment income**                                           $    0.84
    Net realized and unrealized gain on investments
      and foreign currency transactions                                    1.69
                                                                      ---------
      Total from investment operations                                $    2.53
                                                                      ---------
Net asset value - end of period                                       $   12.53
                                                                      ---------
Total return                                                           25.30%++
Ratios (to average net assets)/Supplemental data**:
    Expenses                                                             1.40%+
    Net investment income                                               10.73%+
Portfolio turnover                                                          792%
Average commission rate                                               $  0.0243
Net assets at end of period (000 omitted)                             $     882

* For the period from the inception of Class A shares of the Fund, January 2, 1997, through August 31, 1997.

+        Annualized.

++       Not Annualized.

#        Per share data are based on average shares outstanding.

## The Fund's expenses are calculated without reduction for fees paid indirectly.

** The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

        Net investment income                                   $ 0.73
        Ratios (to average net assets):
           Expenses##                                             2.77%+
           Net investment income                                  9.36%+

3. THE FUNDS

Each Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. Each Fund is a diversified fund except for the Special Opportunities Fund, which is non-diversified. The Trust presently consists of thirteen series, eight of which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of each Fund are sold continuously to the public and each Fund then uses the proceeds to buy securities for its portfolio. While each Fund has three classes of shares designed for sale generally to the public, Class A shares are the only class presently available for sale. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.50% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of a Fund. In addition, the Funds offer an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.



The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. MFS is each Fund's investment adviser and is responsible for the management of each Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages each Fund's portfolio from day to day in accordance with each Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Trust also offers to buy back (redeem) shares of each Fund from shareholders at any time at net asset value, less any applicable CDSC.


4. INVESTMENT OBJECTIVES AND POLICIES

Each Fund has an investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Funds can be expected to affect the market and financial risk to which each Fund is subject and the performance of each Fund. The investment objective and polices of each Fund, unless otherwise specifically stated, may be changed by the Trustees of the Trust without a vote of the shareholders. A change in a Fund's objective may result in the Fund having an investment objective different from the objective which shareholders considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of any Fund will be achieved.


CORE GROWTH FUND - The Core Growth Fund's investment objective is capital appreciation.



Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies which the Adviser believes have above-average growth potential (see "Certain Securities and Investment Techniques - Equity Securities" below). When choosing the Fund's investments, the Adviser seeks companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P
500. This method of stock selection is based on the belief that growth in a company's earnings will eventually translate into growth in the price of its stock. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.


Consistent with its investment objective and policies described above, the Fund may invest up to 35% (and generally expects to invest up to 20%) of its net assets in foreign equity securities which are not traded on an U.S. exchange.

The Fund may engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


SPECIAL OPPORTUNITIES FUND - The Special Opportunities Fund's investment objective is capital appreciation.


Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed income securities which the Adviser believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer (see "Certain Securities and Investment Techniques - Equity Securities" below). The issuers of such securities may include companies out-of-favor in the marketplace or in out-of-favor industries, companies currently performing well but in industries where the outlook is questionable and over-leveraged companies with promising longer-term prospects. Some of these companies may be experiencing financial or operating difficulties, and certain of these companies may be involved, at the time of acquisition or soon thereafter, in reorganizations, capital restructurings or bankruptcy proceedings; however, most of these companies will not be experiencing such financial or operating difficulties as will lead, in the Adviser's opinion, to reorganizations, capital restructurings or bankruptcy proceedings. The Adviser will determine the relative apportionment of the Fund's assets among particular equity and fixed income investments based on their appreciation potential. The Fund may invest a substantial amount of its assets in U.S. Government Securities when, in the judgment of the Adviser, securities with the potential for significant capital appreciation are not available for purchase by the Fund (see "Certain Securities and Investment Techniques - U.S. Government Securities" below).


The Fund may invest in companies of any size, including smaller, lesser known companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.


The fixed income securities in which the Fund may invest include fixed income securities rated BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix B to this Prospectus. Up to 100% of the Fund's net assets may be invested in such lower-rated fixed income securities (see "Additional Risk Factors - Lower Rated Bonds" below).



The Fund may engage in short sales of securities which the Adviser expects to decline in price (see "Certain Securities and Investment Techniques - Short Sales" below). The Fund may also borrow from banks and use the proceeds of such borrowings to invest in portfolio securities, thereby creating leverage (see "Investment Techniques - Borrowing and Leverage" below).


Consistent with its investment objective and policies described above, the Fund may invest up to 50% of its net assets in foreign equity and fixed-income securities which are not traded on an U.S. exchange.


The Fund may engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


CONVERTIBLE SECURITIES FUND - The Convertible Securities Fund's investment objective is to maximize total return through a combination of current income and capital appreciation.

         The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

         The remaining 35% of the Fund's total assets may be invested in non-convertible corporate and U.S. Government fixed income securities, equity securities and money market instruments. The Fund's policies permit investment in convertible and non-convertible fixed income securities without restrictions as to maturity or duration. The convertible and non-convertible fixed income securities in which the Fund may invest include fixed income securities rated BB or lower by S&P or Fitch or Ba or lower by Moody's, or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix B to this Prospectus. Up to 100% of the Fund's net assets may be invested in such lower rated fixed income securities (see "Additional Risk Factors - Lower Rated Bonds" below).

         The Fund may engage in short sales of securities which the Adviser expects to decline in price (see "Certain Securities and Investment Techniques - Short Sales" below).


         Consistent with its investment objective and policies described above, the Fund may invest up to 20% (and generally expects to invest up to 5%) of its net assets in foreign securities which are not traded on an U.S. exchange.


         The Fund may engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


BLUE CHIP FUND - The Blue Chip Fund's investment objective is capital appreciation.

         The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable and established companies which the Adviser believes have above average capital appreciation potential, commonly known as "Blue Chip Companies." Blue Chip Companies are those companies generally identified by having a market capitalization of at least $1 billion unless the company's stock is included in the S&P 500 or the Dow Jones Industrial Average or is traded on the New York Stock Exchange, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. These companies also typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. While the Fund will primarily invest in equity securities of such companies, it may also invest in other equity and fixed income securities offering an opportunity for capital appreciation, such as companies in a relatively early stage of development that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

         Consistent with its investment objective and policies described above, the Fund may also invest any portion or all (and generally expects to invest up to 50%) of its net assets in foreign securities which are not traded on an U.S. exchange.


         The Fund may engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."




SCIENCE AND TECHNOLOGY FUND - The Science and Technology Fund's investment objective is capital appreciation.

         The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies which the Adviser believes will benefit from scientific and technological advances and improvements. These companies may include companies in many different fields, such as, for example, computer software and hardware, semiconductor, minicomputers and peripheral equipment, scientific instruments, telecommunications, pharmaceuticals, environmental services, chemicals and synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology, health care and medical supplies, among others.

         The Fund may invest in companies of any size, including smaller, lesser known companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.


         The Fund may engage in short sales of securities which the Adviser expects to decline in price (see "Certain Securities and Investment Techniques - Short Sales" below).


         While the Fund generally will invest in equity securities, it may also invest in fixed income securities offering an opportunity for capital appreciation, including up to 30% of its net assets in fixed income securities rated BB or lower by S&P and Fitch or Ba and lower by Moody's, or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix B to this Prospectus (see "Additional Risk Factors - Lower Rated Bonds" below).

         Consistent with its investment objective and policies described above, the Fund may invest up to 50% (and generally expects to invest up to 20%) of its net assets in foreign equity and fixed income securities which are not traded on an U.S. exchange.


         The Fund may engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI. The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."



5. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES



The securities and investment techniques described below are applicable to all or certain of the Funds, as specified. Additional information about certain of these securities and investment techniques can be found under the caption "Certain Securities and Investment Techniques" in the SAI.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES APPLICABLE TO EACH FUND. The following securities and investment techniques are applicable to each Fund:


         EQUITY SECURITIES: Each Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         FIXED INCOME SECURITIES: Fixed income securities in which each Fund may invest include bonds, debentures, mortgage securities, notes, bills, commercial paper, U.S. Government Securities and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.


         RESTRICTED SECURITIES: Each Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains sufficient oversight focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to each Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


         LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to lend portfolio securities, it is intended that the value of the securities loaned would not exceed 30% of the value of the net assets of the Fund making the loans.

         REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). Each Fund has adopted certain procedures intended to minimize the risks of such transactions.

         "WHEN ISSUED" SECURITIES: Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.



         U.S. GOVERNMENT SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund generally may invest, and each Fund for temporary defensive purposes, as discussed below, may invest, in U.S. Government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


         INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of a Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.


         EMERGING GROWTH COMPANIES: The Fund may invest in securities of small and medium-size U.S. and foreign companies that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies may be of any size, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies. The Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors - Emerging Growth Companies" below. The Fund may also invest to a limited extent in restricted securities of companies which the Adviser believes have significant growth potential. These securities may be considered speculative and may not be readily marketable. See "Restricted Securities".


         FOREIGN GROWTH SECURITIES: Each Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Additional Risk Factors - Foreign Securities" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand, Hong Kong and most Western European countries, including Great Britain.


         EMERGING MARKETS SECURITIES: Consistent with each Fund's respective objectives and policies, each Fund may invest in securities of issuers whose principal activities are located in emerging market countries (which may include foreign governments and their subdivisions, agencies or instrumentalities). Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Additional Risk Factors - Emerging Market Securities" below.



         INDEXED SECURITIES: Each Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) and/or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of or interest on the principal amount of the investment.



         SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


         Each Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


         Swap agreements could be used to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.


         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks as described in the SAI.


         OPTIONS ON SECURITIES: Each Fund may write (sell) covered put and call options and purchase put and call options on securities. Each Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium less any transaction costs. In contrast, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. Each Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

         By writing a call option on a security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

         Each Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, a Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         In certain instances, a Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

         OPTIONS ON STOCK INDICES: Each Fund may write (sell) covered call and put options and purchase call and put options on stock indices. Each Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. A Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

         Each Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

         "YIELD CURVE" OPTIONS: Each Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by a Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.


         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Each Fund may purchase and sell futures contracts on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies ("Futures Contracts"). Each Fund may also purchase and write options on such Futures Contracts. The Special Opportunities Fund and the Convertible Securities Fund may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. These Funds may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."


         Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Each Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Funds, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract and the

Fund may realize a loss. A Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets. In addition, a Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

         Purchases of Options on Futures Contracts may present less risk in hedging a Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Fund may suffer a loss on the transaction.

         Futures Contracts and Options on Futures Contracts that are entered into by a Fund will be traded on U.S. and foreign exchanges.


         FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). Each Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income. By entering into transactions in Forward Contracts for hedging purposes, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. A Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each Fund has established procedures, which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


         OPTIONS ON FOREIGN CURRENCIES: Each Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Fund may also choose, or be required to receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time.

INVESTMENT TECHNIQUES APPLICABLE TO CERTAIN FUNDS. The following investment techniques are applicable only to certain Funds, as specified:


         SHORT SALES: If the Special Opportunities Fund, the Convertible Securities Fund or the Science and Technology Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same type of security from a broker or other institution to complete the sale. A Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. Each Fund's short sales must be fully collateralized. A Fund will not sell short securities whose underlying value exceeds 40% of its net assets.

         MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Special Opportunities Fund and the Convertible Securities Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.



         CORPORATE ASSET-BACKED SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.


         Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

         Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


         ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Special Opportunities Fund and the Convertible Securities Fund may invest in zero coupon bonds, deferred interest bonds and payment-in-kind ("PIK") bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.



         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund each may invest a portion of its assets in collateralized mortgage obligations or

"CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Each of these Funds may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.


         The Special Opportunities Fund and the Convertible Securities Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.



         STRIPPED MORTGAGE-BACKED SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets.



         LOANS AND OTHER DIRECT INDEBTEDNESS: The Special Opportunities Fund and the Convertible Securities Fund may each invest a portion of its assets in loans. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand.


         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


         MORTGAGE PASS-THROUGH SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).

         BRADY BONDS: The Special Opportunities Fund and the Convertible Securities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


6. ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Certain Securities and Investment Techniques" in the SAI.


         SPECIAL OPPORTUNITIES FUND: The Special Opportunities Fund's investments will be aggressively managed with a higher risk of loss than that of more conservatively managed portfolios. Many of the securities offering the capital appreciation sought by the Fund will involve a high degree of risk. The Fund will seek to reduce risk by investing in a number of securities markets (e.g., U.S. Government, corporate fixed income, equity and foreign markets) and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the economy and financial markets.

         Some of the Fund's assets may be invested in securities whose issuers have operating losses, substantial capital needs, negative net worth or are insolvent or involved in bankruptcy or reorganization proceedings. It is difficult to value financially distressed issuers and to estimate prospects for their financial recovery. The issuers may be unable to meet debt service requirements and the investments may take considerable time to appreciate in value. Some of the securities acquired by the Fund may not be current on payment of interest or dividends. In the event that issuers of securities owned by the Fund become involved in bankruptcy or other insolvency proceedings, additional risks will be present. Bankruptcy or other insolvency proceedings are highly complex, can be very costly and may result in unpredictable outcomes. Bankruptcy courts have extensive powers and under certain circumstances may alter contractual obligations of the bankrupt company.

         Since there may be no public market or only inactive trading markets for some of the securities in which the Fund invests, the Fund may be required to retain such investments for indefinite periods or to sell them at substantial losses. Such securities may involve greater risks, often related to creditworthiness, solvency, relative liquidity of the secondary market, potential market losses, vulnerability to rising interest rates and economic downturns and market price volatility based upon interest rate sensitivity, all of which may adversely affect the Fund's net asset value. This may be particularly true of lower rated or unrated securities in which the Fund may invest (see "Lower Rated Bonds" below). In addition, many of the securities held by the Fund may not have readily available market prices and may instead be priced by third party pricing vendors or priced at fair market value by MFS, subject to the oversight of the Trust's Board of Trustees.

         NON-DIVERSIFICATION: The Special Opportunities Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that although more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of its taxable year, the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that a non-diversified Fund at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's total return and the net asset value of its shares.

         SCIENCE AND TECHNOLOGY FUND: An investment in the Science and Technology Fund may involve significantly greater risks and therefore may experience greater volatility than an investment in a fund with a more broadly diversified investment mandate. Because the Science and Technology Fund will primarily invest in companies which the Adviser expects to benefit from scientific and technological advancements and improvements, the Fund's investment performance will be closely tied to the performance of companies in a limited number of industries. Companies in a single industry are often faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a disproportionate impact on the Fund's investment performance given its narrow industry focus.

         EMERGING GROWTH COMPANIES: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the Funds will involve a higher degree of risk than would established growth stocks.

         FIXED INCOME SECURITIES: To the extent a Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Funds are not subject to restrictions on the maturities of the fixed income securities they hold. A Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.

         OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although each Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

         Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.


         LOWER RATED BONDS: The Special Opportunities Fund, the Convertible Securities Fund and the Science and Technology Fund may invest in fixed income and convertible securities, rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.


         These Funds may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Fund but will be reflected in the net asset value of shares of the Fund.

         FOREIGN SECURITIES: Each Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Each Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Each Fund may also hold foreign currency in anticipation of purchasing foreign securities.

         AMERICAN DEPOSITARY RECEIPTS: Each Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above such as changes in exchange rates and more limited information about foreign issuers.

         EMERGING MARKET SECURITIES: Each Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

         PORTFOLIO TRADING: Each Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.

         Each Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, a Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Funds in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. Because each Fund is expected to have a portfolio turnover rate of up to 200% during its current fiscal year, transaction costs incurred by each Fund and the realized capital gains and losses of each Fund may be greater than that of a fund with a lower portfolio turnover rate.


         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of a Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets).




         The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of each Fund. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to a Fund's policy on borrowing and investing in illiquid securities, a Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7. MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Adviser manages each Fund pursuant to separate Investment Advisory Agreements, dated January 2, 1996 with respect to the Core Growth Fund and the Special Opportunities Fund, and January 2, 1997 with respect to the remaining Funds (the "Advisory Agreements"). Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For its services, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount listed below per annum of the average daily net assets of such Fund:



          CORE                    SPECIAL               CONVERTIBLE                 BLUE                  SCIENCE AND
         GROWTH                OPPORTUNITIES             SECURITIES                 CHIP                  TECHNOLOGY
          FUND                     FUND                     FUND                    FUND                     FUND
         0.75%                     0.75%                   0.65%                    0.65%                    0.75%



For the period from the commencement of investment operations, to the fiscal year end of August 31, 1997, the Adviser has waived its right to receive management fees from each Fund. The Adviser is currently waiving its right to receive management fees from each Fund.

The identity and background of the portfolio manager(s) for each Fund is set forth below. Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

     FUND                                            PORTFOLIO MANAGER(S)

Core Growth Fund Stephen Pesek, a Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1994. Prior to 1994, Mr. Pesek worked at Fidelity Research Corporation as an analyst. John D. Laupheimer, Jr., a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1981.

Special                                       Opportunities Fund Robert J.
                                              Manning, a Senior Vice President
                                              of the Adviser, has been employed
                                              as a portfolio manager by the
                                              Adviser since 1984. John F.
                                              Brennan, Jr., a Senior Vice
                                              President of the Adviser, has been
                                              employed as a portfolio manager by
                                              the Adviser since 1985.

Convertible Securities Fund                   Judith N. Lamb, a Vice President
                                              of the Adviser, has been employed
                                              as a portfolio manager by the
                                              Adviser since 1992.

Blue Chip Fund                                Mitchell D. Dynan, a Vice
                                              President of the Adviser, has been
                                              employed as a portfolio manager by
                                              the Adviser since 1986.

Science and Technology Fund                   S. Irfan Ali, a Vice President of
                                              the Adviser, has been employed as
                                              a portfolio manager by the Adviser
                                              since 1993. Prior to 1993, Mr. Ali
                                              was employed by CS First Boston as
                                              a financial analyst.


MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors Inc., provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $69.4 billion on behalf of approximately 2.7 million investor accounts as of November 30, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets invested in fixed income funds and fixed income portfolios, approximately $4.1 billion of assets invested in foreign securities, and approximately $44.2 billion of assets invested in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Mr. McNeil is the Chairman of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
O. Yost, Mark E. Bradley, Ellen M. Moynihan and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.



In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Funds.

ADMINISTRATOR - MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of each Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each Fund.

8. INFORMATION CONCERNING SHARES OF THE FUNDS

PURCHASES


Class A, Class B and Class C shares of each Fund may be purchased at the public offering price through any dealer. Dealers may also charge their customers fees relating to investments in each Fund. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


This Prospectus offers Class A, Class B and Class C shares which bear sales charges and distribution fees in different forms and amounts, as described below (currently, only Class A shares are available for sale):

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

         PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                         SALES CHARGE* AS PERCENTAGE OF:

                                                                         DEALER ALLOWANCE
                                                OFFERING    NET AMOUNT  AS A PERCENTAGE OF
           AMOUNT OF PURCHASE                    PRICE       INVESTED     OFFERING PRICE
Less than $100,000 .........................       4.75%       4.99%       4.00%
$100,000 but less than $250,000 ............       4.00        4.17        3.20
$250,000 but less than $500,000 ............       2.95        3.04        2.25
$500,000 but less than $1,000,000 ..........       2.20        2.25        1.70
$1,000,000 or more .........................       None**      None**      See Below**

----------

* Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

**       A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of each Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


         PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of each Fund are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

         (i)      on investments of $1 million or more in Class A shares;

         (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if: (a) the plan had established an account with the Shareholder Servicing Agent prior to July 1, 1996 and (b) the sponsoring organization demonstrates to the satisfaction of MFD that either (i) the employer has at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the Funds in the MFS Funds will be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;


         (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;



         (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and
                  (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; and



         (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


         In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

COMMISSION PAID BY MFD TO DEALERS            CUMULATIVE PURCHASE AMOUNT
1.00%...................................     On the first $2,000,000, plus
0.80%...................................     Over $2,000,000 to $3,000,000, plus
0.50%...................................     Over $3,000,000 to $50,000,000, plus
0.25%...................................     Over $50,000,000

         For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


See "Redemptions and Repurchases - Contingent Deferred Sales Charge" below for further discussion of the CDSC.


         WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares are waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

         (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

         (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification, or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:

                                                                                         CONTINGENT
YEAR OF REDEMPTION AFTER                                                               DEFERRED SALES
        PURCHASE                                                                            CHARGE
             First..............................................................              4%
             Second.............................................................              4%
             Third..............................................................              3%
             Fourth.............................................................              3%
             Fifth..............................................................              2%
             Sixth..............................................................              1%
             Seventh and following..............................................              0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases - Contingent Deferred Sales Charge" below for further discussion of the CDSC.


Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under each Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under each Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

         WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


         CONVERSION OF CLASS B SHARES. Class B shares of each Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under each Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is up to $1,000,000 per transaction.


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases - Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under each Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code, if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

         WAIVERS OF CDSC: In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of each Fund's shares.

         MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. Each Fund reserves the right to cease offering its shares at any time.


         SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4.00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



         RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. Each Fund and MFD each reserves the right to restrict or to reject any specific purchase or exchange request. In the event that a Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of a Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of a Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.


As noted above, the Funds and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by a Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Funds. These policies are disclosed in the prospectuses of these other MFS Funds.



         DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of a Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


         SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

         RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in a Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with a Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Funds and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone --proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which a Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to a Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, each Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of each Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of each Fund's shares.


         SIGNATURE GUARANTEE. In order to protect shareholders against fraud, each Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases, the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.


         REINSTATEMENT PRIVILEGE. Shareholders of a Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

         IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


         INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases - General Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit each Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each Class of shares, as described below.

         SERVICE FEES. The Distribution Plan provides that a Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of a Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

         DISTRIBUTION FEES. The Distribution Plan provides that a Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Funds - Distributor" in the SAI. The amount of the distribution fee paid by a Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

         OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund.


FEATURES UNIQUE TO CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.


         CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases - Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

         The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). Distribution fee payments under the Distribution Plan may be used by MFD to pay securities dealers a distribution fee in an amount equal to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors from whom that securities dealer is the holder or dealer of record. See "Purchases - Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.50% per annum of the average daily net assets of a Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

         CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases - Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

         Under the Distribution Plan, a Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases - Class B Shares" above).


         CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year See "Purchases - Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.


         This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: Each Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.00%, 1.00% and 1.00%, per annum, respectively. Distribution and service fees for Class A shares under the Distribution Plan are currently being waived on a voluntary basis and may be imposed at the discretion of MFD.


DISTRIBUTIONS

Each Fund intends to pay substantially all of its net investment income to its shareholders as dividends at least annually. In determining the net investment income available for distributions, each Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If a Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. Each Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by a Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS


Each Fund is treated as an entity separate from the other Funds and the other series of the Trust for federal income tax purposes. In order to minimize the taxes each Fund would otherwise be required to pay, each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of a Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. A portion of the dividends received from a Fund (but none of the Funds' capital gains distributions) may qualify for the dividends-received deduction for corporations. Shortly after the end of each year, each shareholder of a Fund will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld.



Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



Each Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Funds' Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in a Fund.


NET ASSET VALUE

The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in a Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by the dealer prior to the close of that business day.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Funds (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Funds' custodian, for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Funds; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses are borne by the Funds except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of each Fund such that each such Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees, taxes, extraordinary expenses, brokerage and transaction costs and class specific expenses, do not exceed 1.50% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of a Fund's fiscal year in which such Fund's "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of these Funds under this arrangement are subject to reimbursement by such Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment such Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Each Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). Each Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. As of the date of this Prospectus, the Trust has thirteen series of shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of each Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares" above). Shares are fully paid and non-assessable. Should a Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.



The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



The following owned of record more than 25% of the outstanding shares of the following funds:


         NAME AND ADDRESS                            FUND                         CLASS                 PERCENTAGE
TRS MFS Defined Contribution Plan              Core Growth Fund                     I                      60.39%
c/o Mark Leary
Mass Financial Services
500 Boylston St.
Boston, MA

TRS MFS Defined Contribution Plan              Special Opportunities Fund           I                      45.56%
c/o Mark Leary
Mass Financial Services
500 Boylston St.
Boston, MA

MFS Fund Distributors, Inc.                    Convertible Securities Fund          A                      92.85%
C/o Mass Financial Services
Attn: Thomas B. Hastings
500 Boylston St.
Boston, MA

MFS Fund Distributors, Inc.                    Blue Chip Fund                       A                      59.23%
C/o Mass Financial Services
Attn: Thomas B. Hastings
500 Boylston St.
Boston, MA

         NAME AND ADDRESS                            FUND                         CLASS                 PERCENTAGE
TRS MFS Defined Contribution Plan              Blue Chip Fund                       I                      31.64%
c/o Mark Leary
Mass Financial Services
500 Boylston St.
Boston, MA

TRS MFS Defined Contribution Plan              Science and Technology Fund          I                      64.43%
c/o Mark Leary
Mass Financial Services
500 Boylston St.
Boston, MA


PERFORMANCE INFORMATION


From time to time, each Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by a Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of a Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. Each Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "class inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of a Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.



All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by a Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. A Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which a Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Funds' performance for the fiscal year ended August 31, 1997, please see the Funds' annual report. A copy of the Funds' Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, each Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9. SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of a Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from a Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that a Fund ordinarily provides.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:


         -- Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified;


         -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

         --       Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of each Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, each Fund makes available the following programs designed to enable shareholders to add to their investment in an account with a Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund.

         LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with shares of Class B or Class C shares of a Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


         RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


         DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of a Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by a Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

         SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

DOLLAR COST AVERAGING PROGRAMS --


         AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


         AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.


TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C Shares" above, shares of each Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.



The Funds' SAI contains more detailed information about each Fund, including, but not limited to, information related to: (i) each Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plan; and (vii) various services and privileges provided by each Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.


I.       WAIVERS OF ALL APPLICABLE SALES CHARGES

         In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

         1.       DIVIDEND REINVESTMENT

                  - Shares acquired through dividend or capital gain reinvestment; and

                  - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

         2.       CERTAIN ACQUISITIONS/LIQUIDATIONS

                  - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

         3.       AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

                  - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

                  - Trustees and retired trustees of any investment company for which MFD serves as distributor;

                  - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


                  -        Employees or registered representatives of dealers;


                  - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


                  - Institutional Clients of MFS or MFS Institutional Advisors, Inc.


         4.       INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

                  - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases - General - Involuntary Redemptions/Small Accounts" in the Prospectus.

         5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

                  INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

                  -        Death or disability of the IRA owner.

                  SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

                  - Death, disability or retirement of 401(a) or ESP Plan participant;


                  -        Loan from 401(a) or ESP Plan;


                  -        Financial hardship (as defined in Treasury Regulation
                           Section 1.401(k)-1(d)(2), as amended from time to
                           time);

                  - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

                  - Tax-free return of excess 401(a) or ESP Plan contributions;

                  - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent"); and

                  - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
                           (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

                  SECTION  403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

                  -        Death or disability of SRO Plan participant.

         6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

                  - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and


                  - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


         7.       LOAN REPAYMENTS:

                  - Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II.      WAIVERS OF CLASS A SALES CHARGES

         In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


         1.       WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS

                  - Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

         2.       INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


                  - Shares acquired by insurance company separate accounts.


         3.       RETIREMENT PLANS


                  ADMINISTRATIVE SERVICES ARRANGEMENTS


                  - Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.


                  REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

                  - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

                  SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING CIRCUMSTANCES:

                  IRAS

                  - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

                  -        Tax-free returns of excess IRA contributions.

                  401(a) PLANS

                  - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

                  - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

                  ESP PLANS AND SRO PLANS

                  - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


         4.       PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)



                  - Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases- Class A Shares -Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

III.     WAIVERS OF CLASS B AND CLASS C SALES CHARGES

         In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

         1.       SYSTEMATIC WITHDRAWAL PLAN


                  - Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.


         2.       DEATH OF OWNER

                  - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

         3.       DISABILITY OF OWNER

                  - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

         4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

                  IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

                  - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

                  SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

                  - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

                  -        Death or disability of a SAR-SEP Plan participant.

                                                                      APPENDIX B

                           DESCRIPTION OF BOND RATINGS

                                     MOODY'S

         AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.       There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                       S&P

         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.

         CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI: The rating CI is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition or a plus or minus signed to show relative standing within the major categories.

         NR: indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                      FITCH

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

         A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

         NR Indicates that Fitch does not rate the specific issue.

         CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

         SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

         WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

         FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designed as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800-225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116

                                   [MFS LOGO]



                             MFS(R) CORE GROWTH FUND


                        MFS(R) SPECIAL OPPORTUNITIES FUND
                       MFS(R) CONVERTIBLE SECURITIES FUND

                              MFS(R) BLUE CHIP FUND

                       MFS(R) SCIENCE AND TECHNOLOGY FUND


                      500 Boylston Street, Boston, MA 02116

[MFS LOGO]

MFS(R) CORE GROWTH FUND                     STATEMENT OF ADDITIONAL
MFS(R) SPECIAL OPPORTUNITIES FUND           INFORMATION
MFS(R)CONVERTIBLE SECURITIES FUND

MFS(R)BLUE CHIP FUND                        JANUARY 1, 1998

MFS(R)SCIENCE AND TECHNOLOGY FUND
(Members of the MFS Family of Funds(R))
Each a series of MFS Series Trust I
500 Boylston Street, Boston, MA 02116
(617) 954-5000


                                                                                 PAGE
                                                                                 ----
   1. Definitions.................................................................  1
   2. Investment Objectives, Policies and Restrictions............................  1
            Certain Securities and Investment Techniques..........................  1
            Additional Risk Factors............................................... 14
   3. Management of the Funds..................................................... 20
            Trustees.............................................................. 20
            Officers.............................................................. 20
            Trustee Compensation Chart............................................ 21
            Investment Adviser.................................................... 22
            Administrator......................................................... 22
            Custodian............................................................. 23
            Shareholder Servicing Agent........................................... 23
            Distributor........................................................... 23
   4. Portfolio Transactions and Brokerage Commissions............................ 24
   5. Shareholder Services........................................................ 26
            Investment and Withdrawal Programs ................................... 26
            Exchange Privilege.................................................... 28
            Tax-Deferred Retirement Plans......................................... 29
   6. Tax Status.................................................................. 29
   7. Distribution Plan........................................................... 31
   8. Determination of Net Asset Value and Performance............................ 32
   9. Description of Shares, Voting Rights and Liabilities........................ 35
  10. Independent Auditors and Financial Statements............................... 36



This Statement of Additional Information, as amended or supplemented from time to time ("SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated January 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


 THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
       INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

I.    DEFINITIONS

Core Growth
Fund          MFS(R) Core Growth Fund,
              a diversified series of
              the Trust.

Special
Opportunities MFS(R) Special
Fund          Opportunities Fund, a
              non-diversified series
              of the Trust.

Convertible   MFS(R) Convertible
Securities    Securities Fund, a
Fund          diversified series of
              the Trust.

Blue Chip     MFS(R) Blue Chip Fund, a
Fund          diversified series of
              the Trust.

Science and
Technology    MFS(R) Science and
Fund          Technology Fund, a
              diversified series of
              the Trust.


"Fund(s)"     Core Growth Fund,
              Special Opportunities
              Fund, Convertible
              Securities Fund, Blue
              Chip Fund and Science
              and Technology Fund.


"Trust"       MFS Series Trust I, a
              Massachusetts business
              Trust, organized on
              July 22, 1986.  The
              Trust was known as "MFS
              Lifetime Managed
              Sectors Fund" prior to
              August 1, 1993, and as
              "Lifetime Managed
              Sectors Trust" prior to
              August 3, 1992.

"MFS" or      Massachusetts Financial
the "Adviser" Services Company, a
              Delaware corporation.


"MFD"
              MFS Fund Distributors,
              Inc., a Delaware
              corporation.


"Prospectus"  The Prospectus of the Funds, dated
              January 1, 1998, as amended or
              supplemented from time to time.



2.    INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES. The investment objective and policies of each Fund are described in the Prospectus and below. The following discussion of each Fund's investment techniques and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objectives and Policies," "Certain Securities and Investment Techniques" and "Additional Risk Factors" sections of the Prospectus.



CERTAIN SECURITIES AND INVESTMENT TECHNIQUES.



LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral (if the collateral is in the form of cash). A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of a Fund's net assets.


REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


"WHEN-ISSUED" SECURITIES: Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When a Fund commits to purchase these securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of each Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. Although no Fund intends to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


FOREIGN SECURITIES: Each Fund may invest in dollar-denominated and non dollar-denominated foreign securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS: Each Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Each Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. Each Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. Each Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Special Opportunities Fund and the Convertible Securities Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Funds record these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. Each Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Each Fund may also be compensated by receipt of a commitment fee. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.



CORPORATE ASSET-BACKED SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.


Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. Each Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.


Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.


Each of the Special Opportunities Fund and the Convertible Securities Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("'PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.


STRIPPED MORTGAGE-BACKED SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.



SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.



LOANS AND OTHER DIRECT INDEBTEDNESS: The Special Opportunities Fund and the Convertible Securities Fund may purchase loans and other direct indebtedness. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.


These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.


Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.


A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which a Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Investments in such loans and other direct indebtedness may involve additional risk to a Fund.


MORTGAGE PASS-THROUGH SECURITIES: The Special Opportunities Fund and the Convertible Securities Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through securities generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.


Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through" securities. These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each such Fund may also buy mortgage-related securities without insurance or guarantees.


ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Special Opportunities Fund and the Convertible Securities Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. Each Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund's distribution obligations



SHORT SALES: The Special Opportunities Fund, the Convertible Securities Fund and the Science and Technology Fund each may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.


A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.


The Special Opportunities Fund, the Convertible Securities Fund and the Science and Technology Fund may each make short sales "against the box," i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. Each Fund may also enter into so called "naked" short sales, i.e., when a security identical to or exchangeable into the security borrowed and sold short is not owned by the Fund.


No securities will be sold short by a Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 40% of the value of the Fund's net assets.

Whenever the Fund engages in short sales, its custodian segregates cash or U.S. Government securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

INDEXED SECURITIES: Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their principal value or interest rates may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

SWAPS AND RELATED TRANSACTIONS: Each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

Each Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS ON SECURITIES: Each Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Fund may be covered in the manner set forth below.


A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited liquid assets. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by a Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; a Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Each Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

Each Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

RESET OPTIONS: In certain instances, each Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES: Each Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


Each Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Each Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Each Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


Each Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

"YIELD CURVE" OPTIONS: Each Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling.



OPTIONS: The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit each Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. Each Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Each Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.


FUTURES CONTRACTS: Each Fund may purchase and sell futures contracts on stock indices, and may purchase and sell futures contracts on foreign currencies or indices of foreign currencies ("Futures Contracts"). The Special Opportunities Fund and the Convertible Securities Fund may purchase and sell futures contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable - a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, a Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

FORWARD CONTRACTS: Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes as well as for non-hedging purposes. Each Fund may also enter into Forward Contracts for "cross-hedging" purposes as noted in the Prospectus. The Fund will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates.

A Forward Contract to sell a currency may be entered into where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. Each Fund does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


Each Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FUTURES CONTRACTS: Each Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract in the case of a call option, or a "short" position in the underlying Futures Contract in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same Fund (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. A Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

Each Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

OPTIONS ON FOREIGN CURRENCIES: Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, each Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. Each Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, each Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

ADDITIONAL RISK FACTORS:

OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S PORTFOLIO. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such instruments. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Fund enters into transactions in options, or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures

Contracts, a Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

In writing a covered call option on a security, index or futures contract, a Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received.

Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the hedging transactions.

The Funds may enter transactions in options (except for Options on Foreign Currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Funds will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. Entering into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where a Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchange on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by a Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. In addition, a Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

When a Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby ensuring that the leveraging effect of such Futures Contract is minimized.

RISKS OF INVESTING IN LOWER RATED BONDS


The Special Opportunities Fund, the Convertible Securities Fund and the Science and Technology Fund may invest in fixed income securities, and may invest in convertible securities, rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch"), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


These Funds may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch, and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by a Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not a Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.


                                   ---------


The policies stated above are not fundamental and may be changed without shareholder approval, as may each Fund's investment objective.


INVESTMENT RESTRICTIONS.



Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of a Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable are represented in person or by proxy): Except for Investment Restriction (1) and non-fundamental investment policy (1), these investment restrictions and policies are adhered to at the time of purchase of utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


Each Fund may not:

(1) borrow amounts in excess of 33 1/3 of its total assets including amounts borrowed;

(2) underwrite securities issued by other persons except insofar as a Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

(3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

(4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;


(5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of a Fund's assets in repurchase agreements, shall not be considered the making of a loan; or


(6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, each Fund has the following nonfundamental policies which may be changed without shareholder approval. Each Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of a Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

  (2) invest more than 15% of the value of a Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 10% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by a Fund in units or attached to securities may be deemed to be without value;

  (3) invest for the purpose of exercising control or management;

  (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act; currently, each Fund does not intend to invest more than 5% of its net assets in such securities;

  (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of each Fund, or is an officer or a director of the investment adviser of each Fund, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;


  (6) purchase any securities or evidences of interest therein on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that a Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), and Forward Contracts;


  (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;


  (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), any short sale, any type of futures contract (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;


  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, Options on Foreign Currencies or any type of futures contract (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or



  (10)invest 25% or more of the market value of its total assets in securities of issuers in any one industry.


3.    MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. The Adviser is responsible for the investment management of each Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their ages and principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address:  2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D.  (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
Address:  75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield & Son Ltd., Chairman
Address:  21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers), Director
Address:  30 Rockefeller Plaza, Room 5600, New York, New York




WALTER E. ROBB, III (born 8/18/26)
Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual funds), Trustee
Address:  110 Broad Street, Boston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

JEFFREY L. SHAMES*(born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address:  One Liberty Square, Boston, Massachusetts


WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director; Society Corporation (bank holding company), Director (prior to April 1992); Society National Bank (commercial bank), Director (prior to April 1992) Address: 36080 Shaker Blvd., Hunting Valley, Ohio


OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (prior to September 1994).



ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September 1996); Deloitte & Touche, LLP, Senior Manager (prior to September 1996).


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

                                ----------------

* "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

While each Fund pays the compensation of the non-interested Trustees and Mr. Bailey, the Trustees are currently waiving their rights to receive such fees.

Each Fund has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. Each Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.


                           TRUSTEE COMPENSATION TABLE

                                      RETIREMENT                             TOTAL
                       TRUSTEE          BENEFIT                             TRUSTEE
                        FEES            ACCRUED           ESTIMATED           FEES
                        FROM            AS PART            CREDITED           FROM
                        EACH            OF FUND            YEARS OF           FUND
TRUSTEE                FUND(1)         EXPENSE(1)         SERVICE(2)        COMPLEX(3)
-------                -------         ----------         ----------        ----------
Richard B             $      0          $      0                 6          $247,168
Bailey

A. Keith                     0                 0               N/A                 0
Brodkin

Marshall N                   0                 0                 6           149,258
Cohan

Lawrence H                   0                 0                16           136,508
Cohn

Sir J. David                 0                 0                 6           136,508
Gibbons

Abby M                       0                 0                 7           123,758
O'Neill

Walter E                     0                 0                 6           149,258
Robb, III

Arnold D                     0                 0               N/A                 0
Scott

Jeffrey L                    0                 0               N/A                 0
Shames

J. Dale                      0                 0                18           149,258
Sherratt

Ward                         0                 0                10           149,258
Smith


1) For the fiscal year ending August 31, 1997.

2) Based upon normal retirement age (75).


3) For calendar year 1996. All non-interested Trustees served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $14.97 billion) while Mr. Bailey served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.48 billion).



As of November 28, 1997, the Trustees and officers as a group owned 26,782.607 Class A shares of the Special Opportunities Fund, or 1.06% of Special Opportunities Fund, and less than 1% of each other Fund, not including the following Class I shares of each Fund owned of record by certain employee benefit plans of MFS of which Messrs. Brodkin, Scott and Shames are Trustees:



                           NUMBER OF
       FUND             CLASS I SHARES       % OF FUND

Core Growth               103,149.437          60.39%
Special                   114,153.534          45.56%
Opportunities
Convertible                 3,555.432           6.60%
Securities
Blue Chip                  18,664.456          31.64%
Science and Technology    127,746.777          64.43%


See Appendix B for a list of record owners who owned more than 5% of a Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



INVESTMENT ADVISORY AGREEMENT -- The Adviser manages each Fund pursuant to separate Investment Advisory Agreements, dated January 2, 1996, with respect to the Core Growth Fund and the Special Opportunities Fund, and January 2, 1997, with respect to the remaining funds (the "Advisory Agreements"). Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."



For the period from the commencement of investment of operations to the fiscal year end of August 31, 1997, the Adviser waived its right to receive management fees from each Fund. The Adviser is currently waiving its right to receive its management fee from each Fund.


The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


Each Advisory Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Objective, Policies and Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.


Each Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Objectives, Policies and Restrictions"), or by either party on not more than 60 days' nor less than 30 days' written notice. Each Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. Each Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


ADMINISTRATOR


MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through August 31, 1997, MFS received fees under the Administrative Services Agreement as follows:


  Core Growth Fund                  $ 27
  Special Opportunities Fund         276
  Convertible Securities Fund         44
  Blue Chip Fund                      52
  Science and Technology Fund        166

CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Fund. The Custodian does not determine the investment policies of each Fund or decide which securities a Fund will buy or sell. Each Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of each Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is each Fund's shareholder servicing agent, pursuant to Shareholder Servicing Agreement dated September 10, 1986, as amended (the "Agency Agreement"), with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of each Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by each Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.





DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of each Fund pursuant to a Distribution Agreement with the Trust dated as of January 1, 1995 (the "Distribution Agreement").

CLASS A SHARES: MFD acts as agent in selling Class A shares of each Fund to dealers. The public offering price of Class A shares of each Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of each Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of each Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of each Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or a Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to a Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4.00% and MFD retains approximately 3/4 of 1% of the public offering price. MFD, on behalf of each Fund, pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C shares and Class I shares of each Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of a Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Objective, Policies and Restrictions -- Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser, in a similar capacity. Changes in each Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of a Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions


Under an Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising a Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of a Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $50,980 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between a Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent a Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both a Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the fiscal year ended August 31, 1996, the Core Growth Fund and the Special Opportunities Fund paid total brokerage commissions on total transactions as follows:



                            TOTAL        TOTAL
                         COMMISSIONS  TRANSACTIONS
                         -----------  ------------
CORE GROWTH FUND           $ 1,544    $ 1,398,932

SPECIAL OPPORTUNITIES      $ 3,451    $ 2,016,503
FUND



For the fiscal year ended August 31, 1997, each Fund paid total brokerage commissions on total transactions as follows:



                             TOTAL          TOTAL
                          COMMISSIONS    TRANSACTIONS
                          -----------    ------------
Core Growth Fund          $    28,023    $30,215,165

Special Opportunities          11,536      4,989,040
Fund

Convertible Securities            470        454,617
Fund

Blue Chip Fund                    700        894,218

Science and                    22,821     25,892,757
Technology Fund



During the fiscal year ended August 31, 1997, the following Funds acquired and retained securities issued by the following regular broker-dealers or affiliates of regular broker-dealers of such Fund and such securities had the following value as of August 31, 1997:



                                                   VALUE AT
                                                   --------
          FUND               BROKER-DEALER          8/31/97
          ----               -------------          -------
Core Growth Fund          Morgan Stanley, Dean      $14,438
                          Witter, Discover & Co.

Special Opportunities     Donaldson, Lufkin &        19,000
Fund                      Jenrette, Inc.

Blue Chip Fund            General Electric Co.       16,250

Convertible Securities    General Electric Co.        2,500
Fund

Convertible Securities    Merrill Lynch, Pierce      12,975
Fund                      Fenner & Smith

Convertible Securities    Merrill Lynch,              5,606
Fund                      Pierce Fenner & Smith


In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, a Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5.    SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- Each Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund.

      LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of a Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of a Fund, the sales charge for the $25,000 purchase would be at the rate of 4.00% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.



      SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by a Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Reinvested Shares"; (ii) to the extent necessary, any "Free Amount"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of a Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of a Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by a Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that a Fund ceases to assume the cost of these services. Each Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

      INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to a Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

      GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment Adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

      AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the Funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE: Shareholders of each Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with a Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by a Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A Shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of each Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of a Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of each Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

- Individual Retirement Accounts (IRAs) (for individuals and their Non-employed spouses who desire to make limited contributions to a Tax-deferred retirement program and, if eligible, to receive a federal Income tax deduction for amounts contributed);

-     Simplified Employee Pension (SEP-IRA) Plans;

- Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

- 403(b) Plans (deferred compensation arrangements for employees of public School systems and certain non-profit organizations); and

-     Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by the Shareholder Servicing Agent.

6.    TAX STATUS


Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



Shareholders of each Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of each Fund's ordinary income dividends is normally eligible for the dividend-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and any result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to a Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates or trusts at maximum rates of 20%, 25% or 28%, depending on the source of the gain. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in a Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of a Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of that Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

Each Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to its shareholders and may under certain circumstances make an economic return of capital taxable to shareholders. A Fund's investments in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause that Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund holding that investment has state or local governments or other tax-exempt organizations as shareholders.

A Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains or losses realized by a Fund will generally be treated as ordinary income or losses. Use of foreign currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on the Fund. A Fund may elect to mark-to-market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.



Investment income received by a Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Funds do not expect to be able to pass through to their shareholders foreign tax credits with respect to foreign income taxes paid by the Funds. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.



A Fund will not be required to pay Massachusetts income or excise taxes as long as it qualifies as a regulated investment company under the Code.


7.    DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for each Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit each Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by each Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of each Fund. Such an increase may reduce the expense ratio to the extent a Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were a Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of a Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from a Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to a Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

During the period from the commencement of operations, to the fiscal year ended August 31, 1997, distribution and service fees under the Distribution Plan were not imposed.



GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to any of the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of a Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


8.    DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE: The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in a Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of a Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

PERFORMANCE INFORMATION

TOTAL RATE OF RETURN: Each Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. Each Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (4.75% maximum with respect to Class A shares) and/or (iii) a total rate of return which represents aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


Each Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "class inception date"). The calculation of total rate of return for a class of shares which has a later inception date than another class of shares of a Fund is based both on
(i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.



As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of a Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).



Total rate of return quotations for each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."



Total rate of return figures would have been lower if fee reductions were not in place. These figures are not calculated on an annualized basis. The aggregate total return represents a limited time frame and may not be indicative of future performance.



YIELD: Any yield quotation for a class of shares of a Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares. Yield quotations for each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."


CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to a Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past 12 months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. A Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B and Class C shares assumes no CDSC is paid. Current distribution rate quotations for each Fund are presented in Appendix A attached hereto under the heading "Performance Quotations."


GENERAL: From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. Each Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, each Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS:  MFS has a long history of innovations.


-- 1924 --  Massachusetts Investors Trust is established as the first open-end mutual fund in America.

-- 1924 --  Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

-- 1932 --  One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

-- 1933 --  Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

-- 1936 --  Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

-- 1976 --  MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

-- 1979 --  Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

-- 1981 --  MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

-- 1984 --  MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

-- 1986 --  MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

-- 1986 --  MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

-- 1987 --  MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

-- 1989 --  MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

-- 1990 --  MFS(R) World Total Return Fund is the first global balanced fund.

-- 1993 --  MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

-- 1993 --  MFS(R) becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of each Fund and eight other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of each Fund (Class A, Class B, Class C and Class I shares) of the eight other series of the Trust, all offer Class A and Class B shares, seven offer Class I shares and seven offer Class C shares. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions"). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10.   INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Ernst & Young LLP are each Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolios of Investments and the Statements of Assets and Liabilities at August 31, 1997, the Statements of Operations for the period from January 2, 1996 for the Core Growth Fund and the Special Opportunities Fund, or January 2, 1997 for the Convertible Securities Fund, the Blue Chip Fund and the Science and Technology fund, to August 31, 1997, the Statements of Changes in Net Assets for the period from January 2, 1996 for the Core Growth Fund and the Special Opportunities Fund, or January 2, 1997 for the Convertible Securities Fund, the Blue Chip Fund and the Science and Technology Fund, August 31, 1997, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Funds, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A

                             PERFORMANCE QUOTATIONS

                PERFORMANCE QUOTATIONS ARE AS OF AUGUST 31, 1997


                                                                               ACTUAL
                                                                               30-DAY           30-DAY
                                             AVERAGE                            YIELD            YIELD          CURRENT
                                             ANNUAL        TOTAL RETURNS(1)   (INCLUDING       (WITHOUT      DISTRIBUTION
                                            1 YEAR(1)      LIFE OF FUND      ANY WAIVERS)    ANY WAIVERS)        RATE
                                            ---------      ----------------  ------------    ------------    ------------
MFS CORE GROWTH FUND
Class A Shares with sales charge              38.37%         37.84%(2)          -0.58%          -3.17%           0.00%
Class A Shares without sales charge           45.22          41.95(2)             N/A             N/A             N/A
Class I Shares                                45.31          42.00(3)           -0.61           -2.84             N/A

MFS SPECIAL OPPORTUNITIES FUND
Class A Shares with sales charge              25.54          23.81(2)            0.55           -0.62            0.30
Class A Shares without sales charge           31.84          27.49(2)             N/A             N/A             N/A
Class I Shares                                32.23          27.72(3)            0.58           -0.17             N/A

MFS CONVERTIBLE SECURITIES FUND
Class A Shares with sales charge                N/A           9.24(4)             N/A             N/A             N/A
Class A Shares without sales charge             N/A          14.70(4)             N/A             N/A             N/A
Class I Shares                                  N/A          14.60(4)             N/A             N/A             N/A

MFS BLUE CHIP FUND
Class A Shares with sales charge                N/A          12.10(4)             N/A             N/A             N/A
Class A Shares without sales charge             N/A          17.70(4)             N/A             N/A             N/A
Class I Shares                                  N/A          17.70(4)             N/A             N/A             N/A

MFS SCIENCE AND TECHNOLOGY FUND
Class A Shares with sales charge                N/A          19.33(4)             N/A             N/A             N/A
Class A Shares without sales charge             N/A          25.30(4)             N/A             N/A             N/A
Class I Shares                                  N/A          25.30(4)             N/A             N/A             N/A

Class B and Class C shares were not available for sale during the period.

(1) Total rate of return figures would have been lower if certain fee waivers were not in place.

(2)   From inception of Class A shares on January 2, 1996.

(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

(4) Aggregate total return from the inception of Class A and Class I shares on January 2, 1997.

                                                                      APPENDIX B


            NAME AND ADDRESS                        FUND                     CLASS  PERCENTAGE
            ----------------                        ----                     -----  ----------
Ruth M. Scott                                Core Growth Fund                  A      10.12%
Westport, MA

The First National Bank of Boston TR         Core Growth Fund                  A       9.33%
IRA R/O Howard Kahalnik
410 Mallard Dr.
Deerfield, IL

The First National Bank of Boston TR         Core Growth Fund                  A       5.19%
IRA R/O Peter G. Harwood
211 Lindsay Pond Rd
Concord, MA

Arnold D. Scott                              Core Growth Fund                  A      28.90%
Ruth M. Scott Jt. Ten
Westport, MA

Joan S. Batchelder                           Core Growth Fund                  A       8.39%
Weston, MA

John David Davenport TTEE                    Core Growth Fund                  A      16.15%
John David Davenport 1994 Revocable Trust
c/o Arnold D. Scott MFS
500 Boylston St
Boston, MA

TRS MFS Defined Contribution Plan            Core Growth Fund                  I      99.99%
c/o Mark Leary
Mass Financial Services
500 Boylston St
Boston, MA

Robert J. Manning &                          Special Opportunities Fund        A      28.90%
Donna Manning JT WROS
Swampscott, MA

Leslie J. Nanberg                            Special Opportunities Fund        A       5.74%
Boston, MA

Sandra E. Nanberg                            Special Opportunities Fund        A       5.74%
Boston, MA

A. Keith Brodkin                             Special Opportunities Fund        A      19.63%
Sherborn, MA

Judith Ann Brodkin                           Special Opportunities Fund        A      15.78%
Sherborn, MA

John David Davenport TTEE                    Special Opportunities Fund        A       9.49%
John David Davenport 1994 Revocable Trust
c/o Arnold D. Scott
500 Boylston St
Boston, MA

                                                                      APPENDIX B
                                                                     (CONTINUED)

        NAME AND ADDRESS                           FUND                  CLASS    PERCENTAGE
        ----------------                           ----                  -----    ----------
TRS MFS Defined Contribution Plan       Special Opportunities Fund         I        99.99%
c/o Mark Leary
Mass Financial Services
500 Boylston St
Boston, MA

MFS Fund Distributors, Inc.             Convertible Securities Fund        A        99.45%
C/o Mass Financial Services
Attn: Thomas B. Hastings
500 Boylston St
Boston, MA

TRS MFS Defined Contribution Plan       Convertible Securities Fund        I        99.58%
c/o Mark Leary
Mass Financial Services
500 Boylston St
Boston, MA

MFS Fund Distributors, Inc.             Blue Chip Fund                     A        86.67%
C/o Mass Financial Services
Attn:  Thomas B. Hastings
500 Boylston St
Boston, MA

TRS MFS Defined Contribution Plan       Blue Chip Fund                     I        99.92%
c/o Mark Leary
Mass Financial Services
500 Boylston St
Boston, MA

Robert J. Manning &                     Science and Technology Fund        A         7.80%
Donna Manning JT WROS
Swampscott, MA

The First National Bank of Boston TR    Science and Technology Fund        A         5.66%
IRA R/O Howard Kahalnik
410 Mallard Dr.
Deerfield, IL

The First National Bank of Boston TR    Science and Technology Fund        A        28.55%
IRA R/O Ned L. Rigsbee
10 Nash St
Westboro, MA

Maura A. Shaughnessy                    Science and Technology Fund        A         5.67%
Boston, MA

John S. Batchelder                      Science and Technology Fund        A        14.06%
Weston, MA

                                                                      APPENDIX B
                                                                     (CONTINUED)

      NAME AND ADDRESS                       FUND               CLASS    PERCENTAGE
      ----------------                       ----               -----    ----------
John David Davenport TTEE        Science and Technology Fund      A        20.42%
The John David Davenport
1994 Revocable Trust
c/o Arnold D. Scott MFS 24
500 Boylston St.
Boston, MA

TRS MFS Def Contribution Plan    Science and Technology Fund      I        99.99%
c/o Mark Leary
Mass Financial Services
500 Boylston St.
Boston, MA

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116


                             MFS(R) CORE GROWTH FUND
                        MFS(R) SPECIAL OPPORTUNITIES FUND
                       MFS(R) CONVERTIBLE SECURITIES FUND
                              MFS(R) BLUE CHIP FUND
                       MFS(R) SCIENCE AND TECHNOLOGY FUND





                               500 BOYLSTON STREET
                                BOSTON, MA 02116

                                   [MFS LOGO]

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT

ANNUAL REPORT
AUGUST 31, 1997

o MFS(R) CORE GROWTH FUND
o MFS(R) EQUITY INCOME FUND
o MFS(R) SPECIAL OPPORTUNITIES FUND
o MFS(R) BLUE CHIP FUND
o MFS(R) CONVERTIBLE SECURITIES FUND
o MFS(R) NEW DISCOVERY FUND
o MFS(R) RESEARCH INTERNATIONAL FUND
o MFS(R) SCIENCE AND TECHNOLOGY FUND

              [Graphic Omitted]

MFS(R) CORE GROWTH FUND                                           MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) EQUITY INCOME FUND                                         MFS(R) NEW DISCOVERY FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                                 MFS(R) RESEARCH INTERNATIONAL FUND
MFS(R) BLUE CHIP FUND                                             MFS(R) SCIENCE AND TECHNOLOGY FUND
Trustees
A. Keith Brodkin* - Chairman and President                        SECRETARY
                                                                  Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                        ASSISTANT SECRETARY
Massachusetts Financial Services Company;                         James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                                           CUSTODIAN
                                                                  State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                                  AUDITORS
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,                Ernst & Young LLP
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School                                            INVESTOR INFORMATION
                                                                  For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive              1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Bank of
N.T. Butterfield & Son Ltd.                                       For information on MFS mutual funds, call your financial
                                                                  adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor; Director, Rockefeller         1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Financial Services, Inc. (investment advisers)                    Eastern time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer, Benchmark          INVESTOR SERVICE
Advisors, Inc. (corporate financial consultants); President,      MFSService Center, Inc.
Benchmark Consulting Group, Inc. (office services);               P.O. Box 2281
Trustee, Landmark Funds (mutual funds)                            Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice President, Director      For general information, call toll free: 1-800-225-2606
and Secretary, Massachusetts Financial Services Company           any business day from 8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,                      For service to speech- or hearing-impaired, call toll free:
Massachusetts Financial Services Company                          1-800-637-6576 any business day from 9 a.m. to 5 p.m.
                                                                  Eastern time. (To use this service, your phone must be
J. Dale Sherratt - President, Insight Resources, Inc.             equipped with a Telecommunications Device for the Deaf.)
(acquisition planning specialists)
                                                                  For share prices, account balances, and exchanges, call toll
Ward Smith - Former Chairman (until 1994), NACCO                  free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Industries; Director, Sundstrand Corporation                      touch-tone telephone.

INVESTMENT ADVISER                                                WORLD WIDE WEB
Massachusetts Financial Services Company                          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741
                                                                  [DALBAR LOGO] For the fourth year in a row, MFS
Distributor                                                       earned a #1 ranking in the DALBAR, Inc.
MFS Fund Distributors, Inc.                                       Broker/Dealer Survey, Main Office Operations
500 Boylston Street                                               Service Quality Category. The firm achieved a
Boston, MA 02116-3741                                             3.42 overall score on a scale of 1 to 4 in the
                                                                  1997 survey. A total of 111 firms responded,
PORTFOLIO MANAGERS*                                               offering input on the quality of service they
Irfan Ali                                                         received from 29 mutual fund companies
John F. Brennan, Jr.                                              nationwide. The survey contained questions
Mitchell D. Dynan                                                 about service quality in 11 categories,
Judith Noelle Lamb                                                including "knowledge of operations contact,"
Robert J. Manning                                                 "keeping you informed," and "ease of doing
Lisa B. Nurme                                                     business" with the firm.
Kevin R. Parke
Stephen Pesek
Brian E. Stack

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*AFFILIATED WITH THE INVESTMENT ADVISER

LETTER FROM THE CHAIRMAN

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    September 15, 1997

PORTFOLIO MANAGERS' OVERVIEWS

MFS Core Growth Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 45.22%, and Class I shares returned 45.31%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Four general themes best describe the Fund's current holdings, which are built from the bottom up based on individual stock selection. First, the Fund seeks companies with high unit sales growth that can support above-average revenue growth. Second, the Fund looks for companies that we believe could exhibit accelerated earnings growth driven by new product cycles and/or acquisitions that contribute to growth. Third, the Fund seeks companies that seem able to control their own destinies through internal changes such as cost cutting or consolidation. This encompasses companies with the potential to make higher-than-average levels of incremental internal investment. Finally, the Fund seeks companies that, in our opinion, have the potential to benefit from a fundamental mismatch in the balance between supply and demand.

Positions in several industry sectors have been added to the Fund or have been increased in recent months, including drug store chains, in which we expect to see growth as the population ages, and entertainment companies, in which consolidations are continuing. We have also increased the Fund's holdings in the oil service sector, which is benefiting from a mismatch in supply and demand, as well as in package delivery companies, which are capitalizing on the strong economy and wage pressures at United Parcel Service.

/s/ Stephen Pesek
    Stephen Pesek
    Portfolio Manager

MFS Equity Income Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 38.05%, and Class I shares returned 37.95%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500.

The Fund's top holdings remain in the financial services, utilities, energy, and industrial goods and services sectors. Within financial services, the Fund remains heavily weighted in insurance stocks, in which restructuring and consolidation are leading to improved returns and better valuations. The Fund's utility holdings are concentrated in gas distribution companies, high-quality, low-cost electric utilities, and well-positioned local and long-distance telephone companies. Essentially, the Fund is seeking to invest in companies that we believe are well insulated from heightened competition and/ or companies that may benefit from continuing consolidation in these industries. The energy sector remains a key one for the Fund, especially those companies that are dedicated to increasing production, cutting costs, and improving returns in lagging businesses such as refining. Pollution control is a growing portion of the Fund's holdings in industrial goods and services. This industry has underperformed the market for several years but is now refocusing on its core business, embracing cost cutting, and allocating capital more carefully.

The Fund continues to seek holdings in companies that we believe provide attractive dividend yields and reasonable valuations, characteristics that we feel could provide protection against price declines in a volatile market.

/s/ Lisa B. Nurme

    Lisa B. Nurme
    Portfolio Manager

MFS Special Opportunities Fund
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 31.84%, and Class I shares returned 32.23%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the S&P 500 and to a 15.55% return for the average high-yield corporate bond fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to have the majority of its assets in common stocks because we have found few attractive investments in the distressed and high-yield markets. The Fund's investment strategy continues to incorporate both growth and value disciplines. We have found investment opportunities in companies that have recently emerged from bankruptcy, companies with financially leveraged capital structures but with strong cash flow and solid earnings prospects, and companies with attractive growth prospects but with valuations that don't fully reflect these prospects. Our overall stock market perspective continues to be cautious; however, we have been able to find an adequate number of special situations for investment. The weighting of high-yield and distressed bonds is likely to increase as more-appealing investment ideas become available.

/s/ John F. Brennan, Jr.                        /s/ Robert J. Manning

    John F. Brennan, Jr.                            Robert J. Manning
    Portfolio Manager                               Portfolio Manager


MFS Blue Chip Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 17.70%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.91% return for the S&P 500 for the same period.

The Fund's investment strategy continues to be predicated on the assumption that the global economy will grow slowly during 1998 and that U.S. interest rates will remain fairly stable. In the United States, this assumption is supported by the longevity of the current economic recovery and the high levels of consumer debt. Economic growth remains moderate in a good part of Europe. Double-digit unemployment rates in France (in addition to tax increases) and Germany should prevent these economies from accelerating. Japan is weak, and economic growth in other Asian countries could slow as interest rates rise.

The Fund is positioned relatively defensively, with the bulk of its investments in companies that we believe can sustain double-digit earnings growth in a slow-growth environment. Earnings ultimately drive stock prices, and investors will bid up the share prices of companies that can achieve above-average earnings growth.

The Fund's holdings are diverse and spread across many industries. However, consistent with this defensive posture, the Fund continues to be overweighted in the consumer staples and health care sectors. Conversely, the Fund is significantly underweighted in basic materials and automobiles and housing. The industrial goods sector is overweighted but aerospace and defense companies have been emphasized. We believe this sector should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than the market's, but all of this is in supermarkets and drug stores. The financial services sector is overweighted, with an emphasis on high-quality regional banks and insurance companies. The weightings in energy and utilities and communications approximate those of the market, with the primary energy holdings being large multinational oil companies. While the utility holdings offer modest price appreciation, they are viewed as the ballast in the portfolio and contribute to the Fund's yield. Emphasis has also been placed on companies that have significant recurring revenue streams and/or that participate in dynamic, high-growth markets. Examples would be First Data, DST Systems, and Service Corporation International. For the same reasons, the bulk of the Fund's technology investments are in the software industry.

/s/ Mitchell D. Dynan

    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 14.70%, while its Class I shares returned 14.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 15.98% return for the Merrill Lynch All Convertibles Index, an unmanaged index of convertible securities, and to a 14.48% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund is taking an extremely defensive posture due to the stock market's current high valuation and its increased volatility in order to preserve capital. Convertible securities comprise 80% of the portfolio, versus the required 65% minimum. Increased demand for the convertible asset class has led to a more expensive convertible market, as illustrated by the aggressive pricing of new issues. In response, the portfolio is skewed toward convertibles that are technically cheap; that is, those whose price movements correlate well with upward price movements in the underlying common stock and that have above-average yield.

The Fund's overall strategy is to invest in companies that we believe are benefiting from one or more of the following trends: industry consolidation, market dominance, and cost containment. Performance was favorably impacted by overweightings in industrial goods and services companies, including Browning Ferris, Corning, and U.S. Filter; leisure companies, which included American Radio Systems and Royal Caribbean Cruises; financial services companies such as Frontier Insurance and MGIC Investment Corp.; and technology companies, including Baan and Data General. Conversely, companies in the basic materials sector, such as RMI Titanium and Titanium Metals, detracted from year-to-date performance. A value-oriented approach will continue to be used to evaluate company fundamentals and the technical aspects of convertible securities.

/s/ Judith Noelle Lamb

    Judith Noelle Lamb
    Portfolio Manager

MFS New Discovery Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, its Class A shares provided a total return of 30.70%, while its Class I shares returned 30.80%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.97% return for the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The Fund invests principally in the shares of emerging companies that we believe have the potential to grow into large enterprises. We maintain significant weightings in the technology, health care, lodging, media, and business and information services industries. We regard these as fundamentally attractive sectors within which innovative and well-managed companies can be expected to experience sustainable unit and earnings growth well above that seen in the broader economy.

Among the factors contributing to the Fund's favorable performance were gains in the shares of Summit Design, a provider of electronic design and automation software, and Idexx Laboratories, a manufacturer of veterinary diagnostics equipment and consumables. In addition, advances were recorded by broadcasters American Radio Systems and Jacor Communications. The portfolio also benefited from appreciation in the shares of Affiliated Computer Services and in high- end hotel operators such as Wyndham, Renaissance, and Doubletree hotels.

Our research efforts continue to identify many attractively valued, emerging growth companies that we believe can deliver exceptional long-term returns. This, coupled with a market backdrop that suggests the potential for renewed interest in smaller-company shares, makes us optimistic about performance prospects for the year ahead.

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

MFS Research International Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 9.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.39% return for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an unmanaged index of international stocks.

The top five sectors in the Fund are financial services (at 14.8% of assets), technology (12.1%), utilities and communications (11.8%), leisure (11.0%), and industrial goods and services (9.3%). The three top holdings are Nippon Broadcasting, Secom, and Canon. Nippon Broadcasting is the world's largest radio network operating company and has held the top audience ratings in Japan for the past 22 years. We believe the company can continue to increase earnings by 10% to 15% per year over the next several years. Secom holds a dominant 60% market share of the electronic security market in Japan and holds over a 70% market share through subsidiaries in Korea, Taiwan, Thailand, Malaysia, and Singapore. We expect Canon's underlying operating growth to be at 12% in the coming year. The company's valuation is currently cheap for a quality growth company.

In the technology sector, Sony's new digital product launches and strong product pipeline continue to offer the company significant opportunity, while its new management's compensation is directly tied to the company's performance. Through major distributors in Europe and Japan, Sony Pictures will soon exploit the 3,400 movie titles it has in its motion picture bank. As a result, we expect operating profits to grow at an average of over 20% over the next couple of years.

Within the financial services sector, several banks and insurance companies in Hong Kong, Great Britain, France, and Japan continue to demonstrate good earnings growth that, coupled with substantial cost savings, should yield excellent results.

The Fund is based upon the international research analysts' best ideas within their industries. Stocks are selected after careful, in-depth, fundamental analysis of companes' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for the Fund represent companies that the analysts believe offer the best possibilities for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings are a result of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape. We will continue to use a bottom-up, fundamental approach to investing in companies for the Fund.

/s/ Kevin R. Parke
    Kevin R. Parke
    Director of Research

The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

MFS Science and Technology Fund
The Fund commenced operations on January 2, 1997, and from that date through August 31, 1997, both Class A and Class I shares provided total returns of 25.30%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 23.44% return for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a 19.78% return for the average technology fund as tracked by CDA/ Wiesenberger, an independent firm that reports mutual fund performance.

The Fund continues to seek companies that we believe are fast growing, have market share leadership, and have a defensible strategic position. Holdings remain focused in the computer software, networking, business services, and semiconductor areas. To date, the Fund has not made significant investments in the health care sector.

The Fund's performance has been favorably impacted by stock selection and by a generally strong technology market. The volatility of the technology sector has also provided attractive buying opportunities during times of price weakness. Top holdings include Oracle Systems, Microsoft, and Computer Associates International. All three of these stocks have seen outstanding price appreciation driven by a healthy industry environment and by each management's ability to deliver superior financial results. We believe the outlook for the technology sector remains highly attractive, while the outlook for the health care sector should start to improve.

/s/ Irfan Ali
         Irfan Ali
    Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

MFS CORE GROWTH FUND
Stephen Pesek joined MFS as a research analyst and was named Vice President Investments in 1994. He is a graduate of the University of Pennsylvania and Columbia University.

MFS EQUITY INCOME FUND
Lisa B. Nurme joined MFS in 1987 as a research analyst. She was named Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President - Investments in 1992. Ms. Nurme is a graduate of the University of North Carolina.

MFS SPECIAL OPPORTUNITIES FUND
John F. Brennan, Jr., has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President Investments in 1988 and Senior Vice President in 1995.

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and the Boston College Graduate School of Management, he was named Vice President Investments in 1988 and Senior Vice President in 1993.

MFS BLUE CHIP FUND
Mitchell D. Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988.

MFS CONVERTIBLE SECURITIES FUND
Judith Noelle Lamb joined MFS in 1992 as Vice President and analyst specializing in convertible securities. She is a graduate of New York University and the New York University Graduate School of Business.

MFS NEW DISCOVERY FUND
Brian E. Stack joined the MFS Research Department as Vice President Investments in 1993. A graduate of Boston College and the Darden School of Business at the University of Virginia, he has worked as an equity analyst since 1987.

MFS RESEARCH INTERNATIONAL FUND
The committee of MFS equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Kevin R. Parke. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, Mr. Parke joined the MFS Research Department in 1985 as an industry specialist and was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President in 1993, Director of Equity Research in 1995, and Executive Vice President in 1997.

MFS SCIENCE AND TECHNOLOGY FUND
Irfan Ali joined MFS in 1993 as an industry specialist. A graduate of Harvard College and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President in 1996 and Vice President in 1997.

INVESTMENT OBJECTIVES

MFS CORE GROWTH FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies that have above-average growth potential. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycles that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS EQUITY INCOME FUND
The primary objective of the Fund is reasonable income and the secondary objective is capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing equity securities. The Fund may also invest up to 35% of its total assets in fixed-income securities, including up to 20% of its net assets in fixed-income securities rated "BB" or lower by Standard & Poor's Rating Group or Fitch Investors Service, Inc., or "Ba" or lower by Moody's Investors Service, Inc.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS SPECIAL OPPORTUNITIES FUND
The objective of the Fund is capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed-income securities that represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer.

Commencement of Investment Operations:  Class A: January 2, 1996  Class I:
January 2, 1997

MFS BLUE CHIP FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known, stable, and established companies that the Fund's investment adviser believes have above-average capital appreciation potential. The Fund may invest up to 35% of its total assets in other securities (including emerging growth companies) offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS CONVERTIBLE SECURITIES FUND
The objective of the Fund is to maximize total return through a combination of current income and capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible securities, and may invest up to 35% of its total assets in nonconvertible corporate and U.S. government fixed-income securities, equity securities, and money market instruments. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS NEW DISCOVERY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies of any size that the Fund's manager believes offer superior prospects for growth. The Fund emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies) and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS RESEARCH INTERNATIONAL FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States and may invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

MFS SCIENCE AND TECHNOLOGY FUND
The objective of the Fund is capital appreciation. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies that the Fund's manager expects to benefit from scientific and technological advances and improvements, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). The Fund may also invest up to 35% of its total assets in other securities offering an opportunity for capital appreciation. The Fund may engage in short sales.

Commencement of Investment Operations:  Class A: January 2, 1997  Class I:
January 2, 1997

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

The information below and on the following page illustrates the historical performance of the Funds' Class A shares in comparison to various market indicators. Class A share performance results reflect no sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

MFS CORE GROWTH FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2,
1996, through August 31, 1997)

                 MFS Core           S&P 500             Consumer
               Growth Fund         Composite           Price Index
                - Class A           Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 12,330            $ 10,745            $ 10,253
2/97            $ 15,303            $ 13,166            $ 10,405
8/97            $ 17,905            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Core Growth Fund (Class A) at net asset value       +45.22%      +41.95%
------------------------------------------------------------------------------
MFS Core Growth Fund (Class I) at net asset value       +45.31%      +42.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS EQUITY INCOME FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)

                MFS Equity          S&P 500             Consumer
               Income Fund         Composite           Price Index
                - Class A            Index                - U.S.
               -----------         ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,070            $ 10,745            $ 10,253
2/97            $ 13,312            $ 13,166            $ 10,405
8/97            $ 15,282            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
                                                         1 Year   Life of Fund+
------------------------------------------------------------------------------
MFS Equity Income Fund (Class A) at net asset value     +38.05%      +29.05%
------------------------------------------------------------------------------
MFS Equity Income Fund (Class I) at net asset value     +37.95%      +29.00%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                  +40.78%      +28.29%
------------------------------------------------------------------------------
Consumer Price Index*,**                                + 2.19%      + 2.85%
------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS SPECIAL OPPORTUNITIES FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)


                MFS Special         S&P 500             Consumer
            Opportunities Fund     Composite           Price Index
                - Class A            Index                - U.S.
            ------------------     ---------           -----------
1/96            $ 10,000            $ 10,000            $ 10,000
8/96            $ 11,360            $ 10,745            $ 10,253
2/97            $ 12,789            $ 13,166            $ 10,405
8/97            $ 14,976            $ 15,112            $ 10,476


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                            1 Year    Life of Fund+
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class A) at net asset value    +31.84%     +27.49%
------------------------------------------------------------------------------------
MFS Special Opportunities Fund (Class I) at net asset value    +32.23%     +27.72%
------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index*                         +40.78%     +28.29%
------------------------------------------------------------------------------------
Average high-yield corporate bond fund*                        +15.55%     +13.22%
------------------------------------------------------------------------------------
Consumer Price Index*,**                                       + 2.19%     + 2.85%
------------------------------------------------------------------------------------
 + For the period from the commencement of the Fund's investment operations,
   January 2, 1996, through August 31, 1997.
 * Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors. Class I share results include the performance and the operating expenses of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS
   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE PERCENTAGE OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR THE FUNDS
   WAS:

                FUND              DIVIDENDS-RECEIVED DEDUCTION

                ----------------------------------------------
                MFS CORE GROWTH FUND                     2.64%
                MFS EQUITY INCOME FUND                  21.37%
                MFS SPECIAL OPPORTUNITIES FUND           4.84%
                MFS BLUE CHIP FUND                      48.57%
                MFS CONVERTIBLE SECURITIES FUND         91.49%
                MFS NEW DISCOVERY FUND                   0.36%
                MFS RESEARCH INTERNATIONAL FUND          0.04%
                MFS SCIENCE AND TECHNOLOGY FUND          4.16%

   FOREIGN TAX CREDIT

   THE RESEARCH INTERNATIONAL FUND IS ESTIMATED TO HAVE DERIVED APPROXIMATELY 11.8% OF ITS ORDINARY INCOME FROM DIVIDENDS PAID BY FOREIGN COMPANIES, AND TO HAVE PAID FOREIGN TAXES EQUIVALENT TO APPROXIMATELY 1.1% OF ITS ORDINARY INCOME.

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CORE GROWTH FUND
Stocks - 96.2%
--------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace - 0.6%
    Thiokol Corp.                                           200     $   15,925
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Continental Airlines Holdings, Inc.*                    400     $   14,650
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Hayes Wheels International, Inc.*                       400     $   13,000
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Comerica, Inc.                                          200     $   14,163
    Northern Trust Corp.                                    400         21,250
                                                                    ----------
                                                                    $   35,413
-------------------------------------------------------------------------------
  Business Machines - 2.1%
    Affiliated Computer Services, Inc., "A"*                500     $   13,125
    Sun Microsystems, Inc.*                                 300         14,400
    Texas Instruments, Inc.                                 275         31,247
                                                                    ----------
                                                                    $   58,772
-------------------------------------------------------------------------------
  Business Services - 3.1%
    At Home Corp.*                                          100     $    1,913
    Computer Sciences Corp.*                                350         26,031
    Corporate Family Solutions, Inc.*                       100          1,500
    CUC International, Inc.*                              1,200         28,200
    Ikon Office Solutions, Inc.                             800         20,800
    Innova Corp.*                                           100          2,200
    Lamalie Associates, Inc.*                               100          1,900
    Pierce Leahy Corp.*                                     100          2,725
                                                                    ----------
                                                                    $   85,269
-------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                          300     $   24,469
    Ferro Corp.                                             500         18,813
                                                                    ----------
                                                                    $   43,282
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                        150     $   19,828
-------------------------------------------------------------------------------
  Computer Software - Systems - 8.0%
    Aehr Test Systems*                                      100     $    1,750
    Aris Corp.*                                             100          2,450
    BMC Software, Inc.*                                     300         18,788
    Cadence Design Systems, Inc.*                           600         28,538
    Compaq Computer Corp.*                                  650         42,575
    Computer Associates International, Inc.                 500         33,438
    Compuware Corp.*                                        550         33,963
    Lear Corp.*                                             100          4,581
    Oracle Systems Corp.*                                   900         34,313
    Peritus Software Services, Inc.*                        100          2,500
    Synopsys, Inc.*                                         450         15,581
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  219,702
-------------------------------------------------------------------------------
  Consumer Goods and Services - 7.5%
    Colgate-Palmolive Co.                                   200     $   12,550
    Meyer Fred, Inc.*                                       400         20,800
    Philip Morris Cos., Inc.                                950         41,444
    RJR Nabisco Holdings Corp.                              550         19,147
    Tyco International Ltd.*                              1,440        112,950
                                                                    ----------
                                                                    $  206,891
-------------------------------------------------------------------------------
  Containers - 3.1%
    AptarGroup, Inc.                                        350     $   19,688
    Corning, Inc.                                           550         29,081
    Jefferson Smurfit Corp.*                                700         13,606
    Stone Container Corp.                                 1,300         22,425
                                                                    ----------
                                                                    $   84,800
-------------------------------------------------------------------------------
  Electrical Equipment - 0.5%
    Westinghouse Electric Corp.                             500     $   12,875
-------------------------------------------------------------------------------
  Electronics - 7.7%
    Altera Corp.*                                           350     $   18,638
    Analog Devices, Inc.*                                   500         16,563
    Atmel Corp.*                                            700         24,762
    Intel Corp.                                             600         55,275
    International Rectifier Corp.*                          600         13,688
    KLA-Tencor Corp.*                                       200         14,175
    Kulicke & Soffa Industries, Inc.*                       600         27,563
    Teradyne, Inc.*                                         750         41,766
                                                                    ----------
                                                                    $  212,430
-------------------------------------------------------------------------------
  Entertainment - 5.5%
    American Radio Systems Corp., "A"*                      650     $   32,013
    Clear Channel Communications, Inc.*                     500         33,969
    Gemstar Group Ltd.*                                     800         16,400
    ITT Corp.*                                              250         15,703
    LIN Television Corp.*                                   500         23,719
    Univision Communications, Inc., "A"*                    600         30,750
                                                                    ----------
                                                                    $  152,554
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    American Express Co.                                    325     $   25,269
    Associates First Capital Corp., "A"                     200         11,613
    Federal National Mortgage Assn.                         500         22,000
    Morgan Stanley, Dean Witter, Discover and Co.           300         14,438
                                                                    ----------
                                                                    $   73,320
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Archer-Daniels-Midland Co.                              525     $   11,353
    Wrigley (Wm) Junior Co.                                 300         21,750
                                                                    ----------
                                                                    $   33,103
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Champion International Corp.                            400     $   23,675
-------------------------------------------------------------------------------
  Insurance - 5.5%
    Chubb Corp.                                             225     $   15,047
    CIGNA Corp.                                             150         27,506
    Conseco, Inc.                                           775         33,325
    Frontier Insurance Group, Inc.                          100          3,500
    Hartford Life, Inc., "A"                                100          3,731
    Lincoln National Corp.                                  350         23,428
    Nationwide Financial Services, Inc., "A"                100          2,775
    Progressive Corp.                                       150         14,850
    Reliastar Financial Corp.                               250         18,688
    Travelers Group, Inc.                                   150          9,525
                                                                    ----------
                                                                    $  152,375
-------------------------------------------------------------------------------
  Machinery - 0.1%
    JLK Direct Distribution, Inc., "A"*                     100     $    2,413
-------------------------------------------------------------------------------
  Medical and Health Products - 6.8%
    Arterial Vascular Engineering, Inc.*                    600     $   22,200
    Boston Scientific Corp.*                                400         28,200
    Bristol-Myers Squibb Co.                                400         30,400
    McKesson Corp.                                          275         25,764
    Mentor Corp.                                          1,000         30,750
    Ocular Sciences, Inc.*                                  100          1,913
    Schering Plough Corp.                                   960         46,080
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $  187,957
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.0%
    AmeriSource Health Corp. "A"*                           600     $   30,037
    HEALTHSOUTH Corp.*                                      800         19,950
    Mariner Health Group, Inc.*                             300          4,350
    Medtronic, Inc.                                          50          4,519
    Orthalliance, Inc.*                                     100          1,388
    St. Jude Medical, Inc.*                                 650         24,741
    United Healthcare Corp.                                 840         40,845
    Vencor, Inc.*                                           300         12,038
                                                                    ----------
                                                                    $  137,868
-------------------------------------------------------------------------------
  Office Equipment - 1.1%
    Office Depot, Inc.*                                   1,600     $   29,500
-------------------------------------------------------------------------------
  Oil Services - 4.0%
    Trico Marine Services, Inc.*                            400     $   12,400
    Baker Hughes, Inc.                                      200          8,475
    Cal Dive International, Inc.*                           100          3,400
    Camco International, Inc.                               250         17,219
    Cooper Cameron Corp.*                                   300         19,463
    Friede Goldman International, Inc.*                     100          4,025
    Noble Drilling Corp.*                                   800         22,750
    Weatherford Enterra, Inc.*                              500         23,031
                                                                    ----------
                                                                    $  110,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Republic Industries, Inc.*                              500     $   12,281
    Waste Management, Inc.                                  400         12,800
                                                                    ----------
                                                                    $   25,081
-------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    CMP Media, Inc.*                                        100     $    2,675
    Quipp, Inc.*                                          1,200         18,000
                                                                    ----------
                                                                    $   20,675
-------------------------------------------------------------------------------
  Railroads - 2.3%
    Burlington Northern Santa Fe Railway Co.                225     $   20,630
    Kansas City Southern Industries, Inc.                   200         14,975
    Wisconsin Central Transportation Corp.*                 900         27,900
                                                                    ----------
                                                                    $   63,505
-------------------------------------------------------------------------------
  Real Estate - 0.2%
    Equity Office Properties Trust*                         200     $    5,838
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    Hilton Hotels Corp.                                     950     $   29,153
    Prime Hospitality Corp.*                                500          9,500
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $   40,478
-------------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Keystone International, Inc.                            600     $   22,613
-------------------------------------------------------------------------------
  Stores - 7.6%
    CVS Corp.                                               800     $   45,100
    Dollar General Corp.                                    450         18,647
    Linens 'N Things, Inc.*                                 450         13,050
    Penney (J.C.), Inc.                                     400         24,000
    Rite Aid Corp.                                        1,900         95,119
    Viking Office Products, Inc.*                           700         14,788
                                                                    ----------
                                                                    $  210,704
-------------------------------------------------------------------------------
  Telecommunications - 4.8%
    3Com Corp.*                                             400     $   19,975
    Ascend Communications, Inc.*                            250         10,609
    Aspect Telecommunications Corp.*                      1,200         26,400
    Bay Networks, Inc.*                                     550         19,456
    Cable Design Technologies Corp.*                        500         16,719
    Cisco Systems, Inc.*                                    250         18,844
    Intermedia Communications, Inc.*                        350         12,513
    Qwest Communications International, Inc.*               200          8,150
                                                                    ----------
                                                                    $  132,666
-------------------------------------------------------------------------------
  Transportation - 1.3%
    Caliber Systems, Inc.                                   500     $   20,875
    CNF Transportation, Inc.                                400         14,450
                                                                    ----------
                                                                    $   35,325
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Sprint Corp.                                            400     $   18,787
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,506,512
-------------------------------------------------------------------------------
Foreign Stocks - 5.3%
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               500     $   24,844
    Coca-Cola Beverages Ltd. (Beverages)*                   700         11,074
                                                                    ----------
                                                                    $   35,918
-------------------------------------------------------------------------------
  Ireland - 0.7%
    Elan Corp. PLC, ADR (Health Products)*                  450     $   20,475
-------------------------------------------------------------------------------
  Netherlands - 0.6%
    Akzo Nobel (Chemicals)                                  100     $   15,466
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Kuoni Reisen Holdings AG (Transportation)                 6     $   24,620
-------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Danka Business Systems PLC, ADR (Business Services)     475     $   22,206
    British Petroleum PLC, ADR (Oil and Gas)                200         16,925
    Grand Metropolitan PLC (Food and Beverage Products)   1,300         11,934
                                                                    ----------
                                                                    $   51,065
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  147,544
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,371,295)                          $2,654,056
-------------------------------------------------------------------------------
Short-Term Obligation - 3.3%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost $   90      $  89,987
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,461,282)                     $2,744,043
Other Assets, Less Liabilities - 0.5%                                   12,077
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,756,120
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS EQUITY INCOME FUND
Stocks - 89.3%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 78.1%
  Aerospace - 3.9%
    Allied Signal, Inc.                                     210     $   17,338
    General Dynamics Corp.                                  210         16,721
    United Technologies Corp.                               300         23,419
                                                                    ----------
                                                                    $   57,478
-------------------------------------------------------------------------------
  Agricultural Products - 1.1%
    Case Corp.                                              240     $   16,095
-------------------------------------------------------------------------------
  Apparel and Textiles - 1.0%
    Unifi, Inc.                                             390     $   14,966
-------------------------------------------------------------------------------
  Automotive - 1.4%
    Ford Motor Co.                                          200     $    8,600
    TRW, Inc.                                               240         12,510
                                                                    ----------
                                                                    $   21,110
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.6%
    Bank of New York, Inc.                                  280     $   12,495
    CCB Financial Corp.                                     190         15,366
    Comerica, Inc.                                          200         14,163
    First Commerce Corp.                                    300         16,013
    First Hawaiian, Inc.                                    350         12,906
    National City Corp.                                     240         13,560
    Northern Trust Corp.                                    250         13,281
    PNC Bank Corp.                                          320         13,840
                                                                    ----------
                                                                    $  111,624
-------------------------------------------------------------------------------
  Business Machines - 1.1%
    International Business Machines Corp.                   160     $   16,140
-------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Century Telephone Enterprises, Inc.                     520     $   18,883
-------------------------------------------------------------------------------
  Chemicals - 4.9%
    Air Products & Chemicals, Inc.                          260     $   21,206
    Dexter Corp.                                            200          7,600
    Du Pont (E.I.) de Nemours & Co., Inc.                   240         14,955
    Ferro Corp.                                             380         14,298
    Nalco Chemical Co.                                      370         14,800
                                                                    ----------
                                                                    $   72,859
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.5%
    Meyer Fred, Inc.*                                       240     $   12,480
    Philip Morris Cos., Inc.                                550         23,994
    RJR Nabisco Holdings Corp.                              240          8,355
    Rubbermaid, Inc.                                        200          5,000
    Tyco International Ltd.                                 200         15,687
                                                                    ----------
                                                                    $   65,516
-------------------------------------------------------------------------------
  Electrical Equipment - 3.3%
    Cooper Industries, Inc.                                 320     $   17,060
    General Electric Co.                                    240         15,000
    Hubbell, Inc.                                           350         16,056
                                                                    ----------
                                                                    $   48,116
-------------------------------------------------------------------------------
  Energy - 2.3%
    Dresser Industries, Inc.                                360     $   15,030
    Unocal Corp.                                            500         19,531
                                                                    ----------
                                                                    $   34,561
-------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    American Express Co.                                    150     $   11,662
    Union Planters Corp.                                    260         13,325
                                                                    ----------
                                                                    $   24,987
-------------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    Archer-Daniels-Midland Co.                              646     $   13,970
    General Mills, Inc.                                      80          5,130
    Hormel Foods Corp.                                      480         14,280
    Quaker Oats Co.                                         300         14,100
                                                                    ----------
                                                                    $   47,480
-------------------------------------------------------------------------------
  Food Products - 1.1%
    Smucker (J.M.) Co.                                      650     $   15,966
-------------------------------------------------------------------------------
  Forest and Paper Products - 1.9%
    Champion International Corp.                            260     $   15,389
    Weyerhaeuser Co.                                        240         13,860
                                                                    ----------
                                                                    $   29,249
-------------------------------------------------------------------------------
  Insurance - 7.2%
    Allstate Corp.                                          170     $   12,421
    Chubb Corp.                                             260         17,387
    CIGNA Corp.                                              80         14,670
    Conseco, Inc.                                           360         15,480
    Hartford Financial Services Group, Inc.                 150         11,963
    Lincoln National Corp.                                  300         20,081
    Torchmark Corp.                                         360         13,567
                                                                    ----------
                                                                    $  105,569
-------------------------------------------------------------------------------
  Medical and Health Products - 1.2%
    Bristol-Myers Squibb Co.                                240     $   18,240
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    United Healthcare Corp.                                 140     $    6,808
-------------------------------------------------------------------------------
  Oils - 5.2%
    Atlantic Richfield Co.                                  180     $   13,500
    Chevron Corp.                                           220         17,036
    Exxon Corp.                                             250         15,297
    Texaco, Inc.                                            150         17,288
    USX-Marathon Group                                      420         13,676
                                                                    ----------
                                                                    $   76,797
-------------------------------------------------------------------------------
  Pollution Control - 2.5%
    Browning Ferris Industries, Inc.                        490     $   17,119
    Waste Management, Inc.                                  600         19,200
                                                                    ----------
                                                                    $   36,319
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 4.6%
    Arden Realty, Inc.                                      240     $    6,930
    Boston Properties, Inc.                                 500         14,906
    Kilroy Realty Corp.                                     300          7,669
    Mid-America Apartment Communities, Inc.                 480         13,170
    Sovran Self Storage, Inc.                               380         11,543
    TriNet Corporate Realty Trust, Inc.                     360         12,802
                                                                    ----------
                                                                    $   67,020
-------------------------------------------------------------------------------
  Stores - 3.1%
    Longs Drug Stores Corp.                                 530     $   13,415
    Penney (J.C.), Inc.                                     340         20,400
    Rite Aid Corp.                                          270         13,517
                                                                    ----------
                                                                    $   47,332
-------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Kroger Co.*                                             480     $   14,460
-------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    Cinergy Corp.                                           440     $   14,547
    FPL Group, Inc.                                         170          7,905
    New Century Energies, Inc.                              320         12,920
    Pacificorp                                              420          8,715
    Pinnacle West Capital Corp.                             460         14,864
    Sierra Pacific Resources                                330         10,313
                                                                    ----------
                                                                    $   69,264
-------------------------------------------------------------------------------
  Utilities - Gas - 5.6%
    Brooklyn Union Gas Co.                                  490     $   14,792
    Columbia Gas System, Inc.                               200         13,200
    Energen Corp.                                           300         10,819
    National Fuel Gas Co.                                   300         13,331
    Oneok, Inc.                                             420         13,597
    UGI Corp.                                               630         16,459
                                                                    ----------
                                                                    $   82,198
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.2%
    GTE Corp.                                               290     $   12,923
    Sprint Corp.                                            400         18,800
                                                                    ----------
                                                                    $   31,723
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,150,760
-------------------------------------------------------------------------------
Foreign Stocks - 11.2%
  Argentina - 0.5%
    YPF Sociedad Anonima, ADR (Oils)                        240     $    7,815
-------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)               390     $   19,378
-------------------------------------------------------------------------------
  France - 2.1%
    Alcatel Alsthom, ADR (Telecommunications)               560     $   13,790
    Elf Aquitaine, ADR (Oils)                               320         17,840
                                                                    ----------
                                                                    $   31,630
-------------------------------------------------------------------------------
  Germany - 0.8%
    Henkel Kgaa (Consumer Goods and Services)               250     $   12,584
-------------------------------------------------------------------------------
  Italy - 0.4%
    Eni S.p.A, ADR (Oils)                                   120     $    6,660
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel (Chemicals)                                  120     $   18,560
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Pharmaceuticals)                            10     $   14,122
-------------------------------------------------------------------------------
  United Kingdom - 3.8%
    British Petroleum PLC, ADR (Oil and Gas)                333     $   28,180
    Grand Metropolitan (Food and Beverage Products)       1,550         14,229
    SmithKline-Beecham PLC, ADR (Medical and Health
    Products)                                               300         12,994
                                                                    ----------
                                                                    $   55,403
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  166,152
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,186,622)                          $1,316,912
-------------------------------------------------------------------------------
Bonds - 0.8%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 0.8%
  Automotive - 0.8%
    Tower Automotive, Inc., 5s, 2004##
    (Identified Cost, $10,000)                            $  10     $   10,800
-------------------------------------------------------------------------------
Convertible Preferred Stocks - 5.3%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
Aerospace - 0.6%
    Loral Space & Communications Corp., 6s##                150     $    8,025
-------------------------------------------------------------------------------
Entertainment - 0.3%
    Houston Industries, Inc., 7s                            100     $    5,075
-------------------------------------------------------------------------------
Food Products - 0.7%
    Ralston Purina Co., 7s, 2000                            160     $    9,530
-------------------------------------------------------------------------------
Insurance - 0.8%
    St. Paul Capital, 6s, 2025                              180     $   12,150
-------------------------------------------------------------------------------
Medical and Health Technology Services- 0.8%
    McKesson Financing Trust, 5s##                          180     $   12,375
-------------------------------------------------------------------------------
Oils - 0.8%
  Tosco Financing Trust, 5.75s##                            190     $   11,400
-------------------------------------------------------------------------------
Utilities - Gas - 0.4%
    Williams Cos., Inc., $3.50 Pref., 2049##                 50     $    5,500
-------------------------------------------------------------------------------
Utilities - Telephone - 0.9%
    Salomon, Inc., 6.25s                                    250     $   13,906
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $49,019)                                        $   77,961
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,245,641)                     $1,405,673
Other Assets, Less Liabilities - 4.6%                                   68,380
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,474,053
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SPECIAL OPPORTUNITIES FUND
Stocks - 86.2%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 76.5%
  Aerospace - 5.6%
    Allied Signal, Inc.                                     160     $   13,210
    B.E. Aerospace, Inc.*                                 3,500        124,250
    Moog, Inc.*                                           1,600         58,200
    Thiokol Corp.                                           300         23,887
                                                                    ----------
                                                                    $  219,547
-------------------------------------------------------------------------------
  Agricultural Products - 0.2%
    AGCO Corp.                                              200     $    6,500
                                                                    ----------
  Apparel and Textiles - 0.2%
    Reebok International Ltd.                               200     $    8,788
-------------------------------------------------------------------------------
  Automotive - 1.3%
    Exide Corp.                                           2,500     $   52,188
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Banc One Corp.                                          200     $   10,725
    Wells Fargo & Co.                                        76         19,323
                                                                    ----------
                                                                    $   30,048
-------------------------------------------------------------------------------
  Building - 4.4%
    Newport News Shipbuilding, Inc.                         300     $    5,813
    Nortek, Inc.*                                         3,000         75,375
    Walter Industries, Inc.*                              5,000         90,937
                                                                    ----------
                                                                    $  172,125
-------------------------------------------------------------------------------
  Business Machines - 1.4%
    Compaq Computer Corp.*                                  875     $   57,313
-------------------------------------------------------------------------------
  Business Services - 0.6%
    Temple-Inland, Inc.                                     340     $   21,930
-------------------------------------------------------------------------------
  Chemicals - 2.9%
    Ferro Corp.                                             740     $   27,842
    NL Industries, Inc.                                   6,500         86,125
                                                                    ----------
                                                                    $  113,967
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Adobe Systems, Inc.                                     475     $   18,703
-------------------------------------------------------------------------------
  Computer Software - Systems - 2.0%
    Computer Associates International, Inc.                 510     $   34,106
    Sybase, Inc.*                                           400          7,450
    Synopsys, Inc.*                                       1,100         38,088
                                                                    ----------
                                                                    $   79,644
-------------------------------------------------------------------------------
  Conglomerates - 1.8%
    MAXXAM, Inc.*                                         1,300     $   71,500
-------------------------------------------------------------------------------
  Consumer Goods and Services - 13.0%
    Darling International, Inc.*                          2,300     $   64,400
    Meyer Fred, Inc.*                                       770         40,040
    Philip Morris Cos., Inc.                                870         37,954
    Thermadyne Industries Holdings Corp.*                 4,000        124,000
    Tyco International Ltd.*                              2,598        203,780
    Westpoint Stevens, Inc.*                              1,100         44,000
                                                                    ----------
                                                                    $  514,174
-------------------------------------------------------------------------------
  Containers - 4.3%
    Atlantis Plastics, Inc.*                              5,500     $   32,312
    Gaylord Container Corp.*                              10,000        94,375
    Jefferson Smurfit Corp.*                                920         17,883
    Stone Container Corp.                                 1,400         24,150
                                                                    ----------
                                                                    $  168,720
-------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Belden, Inc.                                            200     $    7,750
-------------------------------------------------------------------------------
  Electronics - 1.0%
    Atmel Corp.*                                            200     $    7,075
    Intel Corp.                                              65          5,988
    Sony Corp.                                               50          4,406
    Teradyne, Inc.*                                         370         20,605
                                                                    ----------
                                                                    $   38,074
-------------------------------------------------------------------------------
  Entertainment - 3.0%
    American Radio Systems Corp., "A"*                      802     $   39,498
    Casino America, Inc.*                                 1,100          3,025
    Harrah's Entertainment, Inc.*                         1,600         35,900
    LIN Television Corp.*                                   350         16,603
    Sodak Gaming, Inc.*                                   1,700         23,163
                                                                    ----------
                                                                    $  118,189
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Donaldson Lufkin & Jenrette, Inc.                       320     $   19,000
    Federal Home Loan Mortgage Corp.                        460         14,979
    Union Planters Corp.                                    200         10,250
                                                                    ----------
                                                                    $   44,229
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Smith's Food & Drug Centers, Inc., "B"*               1,120     $   61,320
-------------------------------------------------------------------------------
  Insurance - 3.5%
    Chubb Corp.                                             400     $   26,750
    CIGNA Corp.                                             120         22,005
    Conseco, Inc.                                           650         27,950
    Hartford Financial Services Group, Inc.                 250         19,938
    Lincoln National Corp.                                  300         20,081
    Reliastar Financial Corp.                               310         23,172
                                                                    ----------
                                                                    $  139,896
-------------------------------------------------------------------------------
  Machinery - 0.3%
    Greenfield Industries, Inc.                             400     $   10,550
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    Bristol-Myers Squibb Co.                                300     $   22,800
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Integrated Health Services, Inc.                        560     $   18,480
    St. Jude Medical, Inc.*                                 490         18,651
    Tenet Healthcare Corp.*                                 700         19,075
    United Healthcare Corp.                                 530         25,771
                                                                    ----------
                                                                    $   81,977
-------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    Commonwealth Industries, Inc.                         3,000     $   57,375
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Dawson Production Services, Inc.*                     2,100     $   39,375
-------------------------------------------------------------------------------
  Oils - 1.3%
    Enron Oil & Gas Co.                                   1,000     $   24,125
    Texaco, Inc.                                            220         25,355
                                                                    ----------
                                                                    $   49,480
-------------------------------------------------------------------------------
  Photographic Products - 1.4%
    Anacomp, Inc.*                                        3,725     $   56,806
-------------------------------------------------------------------------------
  Pollution Control - 0.7%
    Waste Management, Inc.                                  900     $   28,800
-------------------------------------------------------------------------------
  Railroads - 0.9%
    Wisconsin Central Transportation Corp.*               1,140     $   35,340
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Hilton Hotels Corp.                                     640     $   19,640
    Promus Hotel Corp.*                                   2,800        108,675
                                                                    ----------
                                                                    $  128,315
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Keystone International, Inc.                          1,100     $   41,456
-------------------------------------------------------------------------------
  Stores - 6.0%
    Arbor Drugs, Inc.                                       300     $    7,163
    Carson Pirie Scott & Co.*                             1,800         63,900
    CVS Corp.                                               700         39,462
    Gantos, Inc.*                                         15,000        35,625
    Gymboree Corp.*                                         220          5,390
    Phar Mor, Inc.*                                       5,700         42,394
    Rite Aid Corp.                                          850         42,553
                                                                    ----------
                                                                    $  236,487
-------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Ingles Markets, Inc.                                  3,900     $   52,162
    Safeway, Inc.*                                          512         26,080
                                                                    ----------
                                                                    $   78,242
-------------------------------------------------------------------------------
  Telecommunications - 3.8%
    Cellular Communications International*                2,600     $   93,600
    HSN, Inc.*                                            1,775         58,575
                                                                    ----------
                                                                    $  152,175
-------------------------------------------------------------------------------
  Utilities - Electric - 1.1%
    El Paso Electric Co.*                                 6,800     $   42,500
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Sprint Corp.                                            370     $   17,390
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $  3,023,673
-------------------------------------------------------------------------------
Foreign Stocks - 9.7%
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)               810     $   40,247
    Gulf Canada Resources Ltd. (Oil Services)*            7,000         56,438
                                                                    ----------
                                                                    $   96,685
-------------------------------------------------------------------------------
  Hong Kong - 0.8%
    Semi-Tech (Global) Ltd. (Electronics)*                21,000    $   31,436
-------------------------------------------------------------------------------
  Japan - 0.7%
    Canon, Inc., ADR (Special Products and Services)        145     $   20,173
    Sony Corp. (Electronics)                                100          8,707
                                                                    ----------
                                                                    $   28,880
-------------------------------------------------------------------------------
  Netherlands - 0.3%
    Akzo Nobel (Chemicals)                                   70     $   10,826
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Totta E Acores (Financial Institutions)           800     $   14,351
-------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd, ADR (Telecommunications)*               800     $    7,200
-------------------------------------------------------------------------------
  Sweden - 0.3%
    Sparbanken Sverige AB (Banks and Credit Cos.)           500     $   10,821
-------------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Pharmaceuticals)                            25     $   35,305
-------------------------------------------------------------------------------
  United Kingdom - 3.7%
    British Petroleum PLC, ADR (Oil and Gas)                422     $   35,712
    Central Transport Rental Group PLC, ADR (Special
    Products and Services)*                               48,187        33,129
    Gallaher Group PLC, ADR
    (Consumer Goods and Services)*                        1,100         19,731
    News Corp. Ltd., ADR (Entertainment)                  2,900         43,863
    Storehouse PLC (Retail)*                              2,200          8,164
    Tomkins PLC (Diversified Operations)                  1,600          7,752
                                                                    ----------
                                                                    $  148,351
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $  383,855
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,790,956)                          $3,407,528
-------------------------------------------------------------------------------
Preferred Stock - 1.0%
-------------------------------------------------------------------------------
  Renaissance Cosmetics, Inc. (Consumer Goods and
    Services)*                                               22     $   18,040
    Supermarkets General Holdings Corp. (Supermarkets)*   1,100         22,275
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $47,819)                    $   40,315
-------------------------------------------------------------------------------
Warrants - 0.6%
-------------------------------------------------------------------------------
    Gothic Energy Corp.*                                  30,000    $   21,563
    Peoples Choice TV Corp.*                                 45              0
    Renaissance Cosmetics, Inc.*                             20          2,000
    Semi Tech Global*                                     2,100            509
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $21,666)                           $   24,072
-------------------------------------------------------------------------------
Bonds - 1.7%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
Automotive - 0.5%
    Harvard Industries, Inc., 11.125s, 2005               $  45     $   18,900
-------------------------------------------------------------------------------
Entertainment - 0.1%
    Marvel Holdings, Inc., 0s, 1998                       $  30     $    4,200
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.7%
    Santa Fe Hotel, Inc., 11s, 2000                       $  35     $   28,525
-------------------------------------------------------------------------------
Telecommunications - 0.4%
    Peoples Choice TV Corp., 13.125s, 2004                $  45     $   15,188
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $65,666)                              $   66,813
-------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost   $150     $  149,978
-------------------------------------------------------------------------------
Put Options Purchased - 0.7%
-------------------------------------------------------------------------------
                                           NUMBER OF CONTRACTS
-------------------------------------------------------------------------------
  Standard & Poor Index 500 Put (Identified Cost, $38,812)    4     $   28,650
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,114,897)                     $3,717,356
-------------------------------------------------------------------------------
Securities Sold Short - (3.2)%
--------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
    Advanced Micro Devices, Inc.*                          (500)    $  (18,719)
    Arcadia Financial Ltd.*                               (1,800)      (17,775)
    Jayhawk Acceptance Corp.*                             (2,800)       (3,325)
    LCI International, Inc.                               (1,700)      (40,800)
    Station Casinos, Inc.*                                (2,300)      (17,393)
    Western Digital Corp.*                                 (600)       (28,875)
-------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $122,480)           $ (126,887)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 9.2%                                  364,342
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $3,954,811
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS BLUE CHIP FUND
Stocks - 99.0%
--------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 97.5%

    Aerospace - 4.1%
    General Dynamics Corp.                                  100     $    7,963
    Lockheed-Martin Corp.                                   150         15,553
    United Technologies Corp.                                80          6,245
                                                                    ----------
                                                                    $   29,761
-------------------------------------------------------------------------------
  Automotive - 1.0%
    Goodrich (B.F.) Co.                                     170     $    7,161
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.5%
    Chase Manhattan Corp.                                   110     $   12,231
    Comerica, Inc.                                          145         10,268
    Corestates Financial Corp.                              140          8,610
    National City Corp.                                     120          6,780
    Norwest Corp.                                           120          6,892
    U.S. Bancorp                                            110          9,632
                                                                    ----------
                                                                    $   54,413
-------------------------------------------------------------------------------
  Business Machines - 1.9%
    International Business Machines Corp.                   140     $   14,122
-------------------------------------------------------------------------------
  Business Services - 3.3%
    DST Systems, Inc.*                                      380     $   13,751
    First Data Corp.                                        250         10,266
                                                                    ----------
                                                                    $   24,017
-------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    AirTouch Communications, Inc.*                          220     $    7,439
-------------------------------------------------------------------------------
  Chemicals - 3.3%
    Air Products & Chemicals, Inc.                          100     $    8,156
    Du Pont (E.I.) de Nemours & Co., Inc.                   140          8,724
    Praxair, Inc.                                           130          6,947
                                                                    ----------
                                                                    $   23,827
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Microsoft Corp.*                                         90     $   11,897
-------------------------------------------------------------------------------
  Computer Software - Systems - 3.7%
    BMC Software, Inc.*                                     150     $    9,393
    Computer Associates International, Inc.                 130          8,694
    Oracle Systems Corp.*                                   240          9,150
                                                                    ----------
                                                                    $   27,237
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.0%
    Avon Products, Inc.                                     100     $    6,406
    Colgate-Palmolive Co.                                    80          5,020
    Gillette Co.                                            100          8,281
    Philip Morris Cos., Inc.                                330         14,396
    Procter & Gamble Co.                                     70          9,315
    Service Corp. International                             300          9,600
    Sherwin Williams Co.                                    200          5,488
    Tyco International Ltd.*                                275         21,570
                                                                    ----------
                                                                    $   80,076
-------------------------------------------------------------------------------
  Electrical Equipment - 3.2%
    General Electric Co.                                    260     $   16,250
    Honeywell, Inc.                                         100          6,912
                                                                    ----------
                                                                    $   23,162
-------------------------------------------------------------------------------
  Electronics - 1.3%
    Intel Corp.                                             100     $    9,213
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Federal Home Loan Mortgage Corp.                        235     $    7,652
-------------------------------------------------------------------------------
  Food and Beverage Products - 8.3%
    Coca-Cola Co.                                           140     $    8,024
    CPC International, Inc.                                  80          7,130
    Hershey Foods Corp.                                     130          6,939
    Interstate Bakeries Corp.                               125          7,328
    McCormick & Co., Inc.                                   330          7,796
    Nabisco Holdings Corp.                                  170          7,055
    PepsiCo, Inc.                                           190          6,840
    Ralston-Ralston Purina Co.                              100          9,000
                                                                    ----------
                                                                    $   60,112
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.8%
    Kimberly-Clark Corp.                                    120     $    5,693
-------------------------------------------------------------------------------
  Insurance - 8.0%
    Allstate Corp.                                          140     $   10,229
    CIGNA Corp.                                              60         11,002
    Hartford Financial Services Group, Inc.                 120          9,570
    MBIA, Inc.                                              100         11,325
    Progressive Corp.                                        80          7,920
    Torchmark Corp.                                         220          8,291
                                                                    ----------
                                                                    $   58,337
-------------------------------------------------------------------------------
  Medical and Health Products - 9.0%
    American Home Products Corp.                            120     $    8,640
    Bristol-Myers Squibb Co.                                140         10,640
    Johnson & Johnson                                       200         11,338
    Lilly (Eli) & Co.                                        80          8,370
    Merck & Co., Inc.                                       100          9,181
    Pfizer, Inc.                                            310         17,166
                                                                    ----------
                                                                    $   65,335
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                   100     $    6,625
    HEALTHSOUTH Corp.*                                      300          7,481
    United Healthcare Corp.                                 160          7,780
                                                                    ----------
                                                                    $   21,886
-------------------------------------------------------------------------------
  Oil Services - 1.0%
    Schlumberger Ltd.                                       100     $    7,619
-------------------------------------------------------------------------------
  Oils - 6.1%
    Chevron Corp.                                           100     $    7,744
    Exxon Corp.                                             320         19,580
    Mobil Corp.                                             140         10,185
    Texaco, Inc.                                             60          6,915
                                                                    ----------
                                                                    $   44,424
-------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe                            100     $    9,169
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.5%
    HFS, Inc.*                                              200     $   11,138
-------------------------------------------------------------------------------
  Stores - 2.4%
    CVS Corp.                                               100     $    5,637
    Rite Aid Corp.                                          240         12,015
                                                                    ----------
                                                                    $   17,652
-------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                             480     $   14,460
    Safeway, Inc.*                                          200         10,187
                                                                    ----------
                                                                    $   24,647
-------------------------------------------------------------------------------
  Utilities - Electric - 3.3%
    Cinergy Corp.                                           210     $    6,943
    CMS Energy Corp.                                        160          5,750
    Pinnacle West Capital Corp.                             170          5,493
    Public Service Co. of New Mexico                        300          5,475
                                                                    ----------
                                                                    $   23,661
-------------------------------------------------------------------------------
  Utilities - Gas - 2.6%
    Columbia Gas System, Inc.                               110     $    7,260
    Pacific Enterprises                                     180          5,929
    Union Pacific Resources Group, Inc.                     220          5,500
                                                                    ----------
                                                                    $   18,689
-------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    BellSouth Corp.                                         155     $    6,820
    SBC Communications, Inc.                                125          6,797
    Sprint Corp.                                            150          7,050
                                                                    ----------
                                                                    $   20,667
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $  709,006
-------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  United Kingdom - 1.5%
    British Petroleum PLC, ADR (Oil and Gas)
    (Identified Cost, $9,035)                               131     $   11,086
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $624,151)                       $  720,092
Other Assets, Less Liabilities - 1.0%                                    7,397
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  727,489
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 50.8%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-------------------------------------------------------------------------------
Aerospace - 0.8%
    Loral Space & Communications Corp., 6s##                100     $    5,350
-------------------------------------------------------------------------------
Airlines - 0.6%
    Continental Airlines Finance Trust, 8.5s                 50     $    4,100
-------------------------------------------------------------------------------
Chemicals - 0.4%
    Atlantic Richfield Co., 9.01s                           120     $    2,850
-------------------------------------------------------------------------------
Computer Software - Systems - 0.4%
    Wang Labs, Inc., 6.5s*##                                 50     $    2,494
-------------------------------------------------------------------------------
Consumer Goods and Services - 2.6%
    Corning Delaware L.P., 6s                               200     $   16,600
-------------------------------------------------------------------------------
Entertainment - 6.3%
    American Radio Systems Corp., 7s*##                     225     $   14,681
    Golden Books Financing Trust, 8.75s*##                  200         10,500
    Houston Industries, Inc./Time Warner, 7s*               100          5,075
    Royal Caribbean Cruises Ltd., 7.25s                     150         10,238
                                                                    ----------
                                                                    $   40,494
-------------------------------------------------------------------------------
Financial Institutions - 8.6%
    Finova Finance Trust, 5.5s, 2016                        250     $   15,500
    Jefferson Pilot Corp., 7.25s, 2000                      100         10,513
    Merrill Lynch/MGIC Investment Corp., 6.5s               150         12,975
    Merrill Lynch/IMC Global, 6.25s                         150          5,606
    Salomon/Financial Security Insurance, 7.625s            300         10,575
                                                                    ----------
                                                                    $   55,169
-------------------------------------------------------------------------------
Food - 0.9%
    Ralston Purina Interstate Bakeries, 7s*                 100     $    5,956
-------------------------------------------------------------------------------
Food and Beverage Products - 2.5%
    Dole Food, 7s                                           425     $   16,150
-------------------------------------------------------------------------------
Forest and Paper Products - 1.4%
    International Paper Capital Trust, 5.25s                150     $    8,775
-------------------------------------------------------------------------------
Insurance - 5.9%
    American Heritage Life Investment, 8.5s*                100     $    5,950
    Conseco, Inc., 7s                                       100         14,556
    Frontier Financing Trust, 6.25s*##                      100          8,025
    SunAmerica, Inc., $3.188                                150          6,647
    SunAmerica, Inc., $3.10                                  25          2,875
                                                                    ----------
                                                                    $   38,053
-------------------------------------------------------------------------------
Machinery & Tools - 1.8%
    Greenfield Capital Trust, 6s, 2016*                     250     $   11,812
-------------------------------------------------------------------------------
Medical Equipment - 1.1%
    McKesson Financing Trust, 5s##                          100     $    6,875
-------------------------------------------------------------------------------
Metals and Minerals - 1.7%
    Timet Capital Trust, 6.625s*##                          100     $    5,913
    USX Marathon/RMI Titanium, 6.75s*                       200          5,050
                                                                    ----------
                                                                    $   10,963
-------------------------------------------------------------------------------
Oil & Gas - 1.9%
    Tosco Financing Trust, 5.75s##                          200     $   12,000
-------------------------------------------------------------------------------

Pollution Control - 2.6%
    Browning Ferris Industries, Inc., 7.25s                 500     $   16,531
-------------------------------------------------------------------------------
Restaurants and Lodging - 3.3%
    Hilton Hotels Corp., 8s                                 100     $    2,800
    Host Marriott Financial Trust, 6.75s*##                 300         18,450
                                                                    ----------
                                                                    $   21,250
-------------------------------------------------------------------------------
Steel - 0.5%
    AK Steel Holding Corp., 7s                               75     $    2,962
-------------------------------------------------------------------------------
Stores - 1.6%
    AnnTaylor Finance Trust, 8.5s*#                          75     $    4,406
    K-Mart Financing I, 7.75s                               100          5,894
                                                                    ----------
                                                                    $   10,300
-------------------------------------------------------------------------------
Telecommunications - 1.0%
    Intermedia Communication, Inc., 7s*##                   100     $    2,700
    IXC Communications Inc., 7.25s*##                        20          2,570
    Qualcomm Financial Trust, 5.75s*##                       25          1,116
                                                                    ----------
                                                                    $    6,386
-------------------------------------------------------------------------------
Transportation - 0.6%
    Hvide Capital Trust, 6.5s *##                            60     $    3,803
-------------------------------------------------------------------------------
Utilities - Electric - 1.8%
    Calenergy Capital Trust III, 6.5s*##                    250     $   11,750
-------------------------------------------------------------------------------
Utilities - Gas - 0.9%
    Enron Corp., 6.25s                                      250     $    5,734
-------------------------------------------------------------------------------
Utilities - Telephone - 1.6%
    Salomon/Cincinnati Bell, 6.25s                          175     $    9,734
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $292,959)                                       $  326,091
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 Omitted)
-------------------------------------------------------------------------------
Convertible Bonds - 27.5%
--------------------------------------------------------------------------------
Aerospace - 1.4%
    Hexcel Corp., 7s, 2003                                $   5     $    9,287
-------------------------------------------------------------------------------
Building - 0.3%
    Continental Homes Holding Corp., 6.875s, 2002         $   2     $    2,248
-------------------------------------------------------------------------------
Business Services - 1.6%
    Protection One Alarm Monitoring, 6.75s, 2003          $   9     $   10,114
-------------------------------------------------------------------------------
Computer Software - Systems - 3.9%
    Adaptec, Inc., 4.75s, 2004##                          $   8     $    9,240
    Data General Corp., 6s, 2004##                            6          9,413
    Read Rite Corp., 6.5s, 2004                               3          3,135
    Wind River Systems Inc., 5s, 2002##                       3          3,386
                                                                    ----------
                                                                    $   25,174
-------------------------------------------------------------------------------
Electronics - 3.9%
    Cymer, Inc., 3.5s (7.25s, 8/1/00), 2004##             $   6     $    7,162
    Photronics, Inc., 6s, 2004                                2          2,545
    Solectron Corp., 6s, 2006##                               3          4,196
    Xilinx, Inc., 5.25s, 2002##                              10         11,225
                                                                    ----------
                                                                    $   25,128
-------------------------------------------------------------------------------

Medical and Health Products - 0.3%
    North American Vaccine, Inc., 6.5s, 2003##            $   2     $    1,843
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 1.4%
    FPA Medical Management, Inc., 6.5s, 2001##            $   5     $    6,675
    Healthsource, Inc., 5s, 2003                              2          2,010
                                                                    ----------
                                                                    $    8,685
-------------------------------------------------------------------------------
Oil Services - 3.9%
    Diamond Offshore Drilling, Inc., 3.75s, 2007          $   5     $    6,525
    Nabors Industries, Inc., 5s, 2006                         3          6,015
    Parker Drilling Co., 5.5s, 2004                           6          6,540
    Pogo Producing Co., 5.5s, 2006                            5          5,906
                                                                    ----------
                                                                    $   24,986
-------------------------------------------------------------------------------
Pharmaceuticals - 0.5%
    Dura Pharmaceuticals Inc., 3.5s, 2002                 $   3     $    2,921
-------------------------------------------------------------------------------
Pollution Control - 3.7%
    Sanifill, Inc., 5s, 2006                              $   5     $    7,856
    U.S. Filter Corp., 6s, 2005                               5         10,075
    USA Waste Services, Inc., 4s, 2002                        5          5,700
                                                                    ----------
                                                                    $   23,631
-------------------------------------------------------------------------------
Restaurants and Lodging - 0.9%
    Hilton Hotels Corp., 5s, 2006                         $   5     $    5,675
-------------------------------------------------------------------------------
Special Products and Services - 3.6%
    Corporate Express, Inc., 4.5s, 2000                   $  10     $    9,150
    Personnel Group Of America Inc., 5.75s, 2004##            6          7,088
    Sunrise Assisted Living Inc., 5.5s, 2002##                3          3,210
    United States Office Products Company, 5.5s, 2001         3          3,697
                                                                    ----------
                                                                    $   23,145
-------------------------------------------------------------------------------
Stores - 2.1%
    Home Depot, Inc., 3.25s, 2001                         $   5     $    5,800
    Office Depot, Inc., 0s, 2008                              5          2,988
    Saks Holdings, Inc., 5.5s, 2006                           5          4,337
                                                                    ----------
                                                                    $   13,125
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $152,930)                 $  175,962
-------------------------------------------------------------------------------
Stocks - 14.4%
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 12.8%
  Aerospace - 0.6%
    United Technologies Corp.                                50     $    3,903
-------------------------------------------------------------------------------
  Building - 0.7%
    Newport News Shipbuilding, Inc.                         220     $    4,263
-------------------------------------------------------------------------------
  Chemicals - 0.2%
    Du Pont (E.I.) de Nemours & Co., Inc.                    25     $    1,558
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Colgate-Palmolive Co.                                    60     $    3,765
    Gillette Co.                                             60          4,969
    Procter & Gamble Co.                                     25          3,326
    Tyco International Ltd.*                                 48          3,765
                                                                    ----------
                                                                    $   15,825
-------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    General Electric Co.                                     40     $    2,500
-------------------------------------------------------------------------------
  Electronics - 1.1%
    Intel Corp.                                              20     $    1,843
    Solectron Corporation*                                   50          2,094
    Sony Corp.                                               35          3,084
                                                                    ----------
                                                                    $    7,021
-------------------------------------------------------------------------------
  Insurance - 0.6%
    Hartford Life, Inc., "A"*                               100     $    3,731
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Bristol-Myers Squibb Co.                                 75     $    5,700
    Johnson & Johnson                                        50          2,835
    McKesson Corp.                                           25          2,342
                                                                    ----------
                                                                    $   10,877
-------------------------------------------------------------------------------
  Oils - 0.7%
    Devon Energy Corp.                                      100     $    4,269
-------------------------------------------------------------------------------
  Pollution Control - 0.8%
    Browning Ferris Industries, Inc.                        100     $    3,494
    U.S. Filter Corp.*                                       50          1,800
                                                                    ----------
                                                                    $    5,294
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp.                                      50     $    1,534
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    Stanley Works                                           100     $    4,256
-------------------------------------------------------------------------------
  Stores - 0.6%
    Rite Aid Corp.                                           75     $    3,755
-------------------------------------------------------------------------------
  Telecommunications - 2.0%
    IXC Communications Inc.*                                 50     $    1,350
    Lucent Technologies, Inc.                               100          7,787
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $   13,212
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   81,998
-------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Sweden - 0.2%
    Skandia Foersaekrings AB (Insurance)                     40     $    1,544
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Novartis AG (Pharmaceuticals)                             3     $    4,237
-------------------------------------------------------------------------------
  United Kingdom - 0.7%
    British Petroleum PLC, ADR (Oil and Gas)                 50     $    4,231
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   10,012
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $77,794)                             $   92,010
-------------------------------------------------------------------------------
Foreign Preferred Stocks - 1.6%
-------------------------------------------------------------------------------
  Australia - 1.6%
    National Australia Bank Ltd., 7.875s Capital Unit
    Exchangeable                                            350     $    9,997
-------------------------------------------------------------------------------
Total Foreign Preferred Stocks (Identified Cost, $8,750)            $    9,997
-------------------------------------------------------------------------------
Short-Term Obligations - 3.1%
-------------------------------------------------------------------------------

                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/02/97, at Amortized Cost$  20     $   19,997
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $552,430)                       $  624,057
Other Assets, Less Liabilities - 2.6%                                   16,470
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $  640,527
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS NEW DISCOVERY FUND
Stocks - 94.6%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 93.8%

  Aerospace - 1.0%
    Fairchild Corp.*                                      1,000     $   21,063
-------------------------------------------------------------------------------
  Airlines - 0.5%
    Atlas Air, Inc.*                                        400     $   11,100
-------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*              1,750     $   45,937
-------------------------------------------------------------------------------
  Business Services - 17.8%
    AccuStaff, Inc.*                                      1,500     $   39,844
    BDM International, Inc.*                                500         12,625
    BISYS Group, Inc.*                                      500         16,875
    Claremont Technology Group, Inc.*                       400          7,100
    Comdisco, Inc.                                          450         12,234
    Corporate Family Solutions, Inc.*                       100          1,500
    Dendrite International, Inc.*                           600         11,325
    Diamond Offshore Drilling, Inc.                         300         16,388
    Diamond Technology Partner, Inc.*                       600          9,225
    DST Systems, Inc.*                                      100          3,619
    Fine Host Corp.*                                        200          6,950
    First USA Paymentech, Inc.*                             700         21,262
    Interim Services, Inc.*                                 700         34,562
    Learning Tree International, Inc.*                      750         20,625
    May and Speh, Inc.*                                   1,300         16,575
    Mecon, Inc.*                                          3,000         15,000
    NOVA Corp.*                                           1,000         25,375
    Personnel Group of America, Inc.*                       300         10,050
    PMT Services, Inc.*                                   1,100         18,563
    Robert Half International, Inc.*                        200         11,675
    Staff Leasing, Inc.*                                    100          1,975
    Technology Solutions Co.*                               525         12,206
    TeleSpectrum Worldwide, Inc.*                         2,100          9,581
    Teletech Holdings, Inc.*                                900         14,737
    Transaction System Architects, Inc.*                    300         10,388
                                                                    ----------
                                                                    $  360,259
-------------------------------------------------------------------------------
  Computer Software - Systems - 16.1%
    Aehr Test Systems*                                      100     $    1,750
    American Business Information, Inc.*                    500         13,687
    Aspen Technology, Inc.*                                 300         10,238
    Black Box Corp.*                                        220          8,003
    Cadence Design Systems, Inc.*                           685         32,580
    Compuware Corp.*                                        450         27,787
    Daou Systems, Inc.*                                     400          9,500
    Data Systems Network Corp.*                           2,500         39,062
    Fair, Isaac & Co., Inc.                                 200          8,438
    IKOS Systems, Inc.*                                   1,300         19,256
    Intelligroup, Inc.*                                     100          1,488
    Metromail Corp.*                                        700         15,225
    Peerless Systems Corp.*                                 900         13,163
    RWD Technologies, Inc.*                                 100          1,925
    Simulation Sciences, Inc.*                            2,100         29,662
    Smart Modular Technologies, Inc.*                       500         29,500
    Summit Design, Inc.*                                  2,700         32,400
    Synopsys, Inc.*                                         200          6,925
    USCS International, Inc.*                               650         11,619
    Vantive Corp.*                                          200          6,100
    Xionics Document Technologies, Inc.*                    650          8,775
                                                                    ----------
                                                                    $  327,083
-------------------------------------------------------------------------------
  Consumer Goods and Services - 4.9%
    Alternative Resources Corp.*                          1,000     $   22,375
    Ballantyne of Omaha, Inc.*                              800         15,600
    Blyth Industries, Inc.*                                 100          3,694
    Cole National Corp.*                                    100          4,456
    Meta Group, Inc.*                                       400          8,350
    Schweitzer-Mauduit International, Inc.                  450         18,000
    Silgan Holdings, Inc.*                                  650         26,650
                                                                    ----------
                                                                    $   99,125
-------------------------------------------------------------------------------
  Containers - 2.4%
    AptarGroup, Inc.                                        200     $   11,250
    Gaylord Container Corp.*                              1,900         17,931
    Stone Container Corp.                                 1,100         18,975
                                                                    ----------
                                                                    $   48,156
-------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    AFC Cable Systems, Inc.*                                600     $   18,000
    QLogic Corp.*                                           200          7,850
                                                                    ----------
                                                                    $   25,850
-------------------------------------------------------------------------------
  Electronics - 5.5%
    Actel Corp.*                                            600     $   12,188
    Burr Brown*                                             550         19,525
    DuPont Photomasks, Inc.*                                200         13,100
    International Rectifier Corp.*                          600         13,687
    Microchip Technology, Inc.*                             300         12,131
    Photronic, Inc.*                                        100          5,900
    PMC Sierra, Inc.*                                       700         20,081
    SDL, Inc.*                                              900         15,975
                                                                    ----------
                                                                    $  112,587
-------------------------------------------------------------------------------
  Entertainment - 5.7%
    American Radio Systems Corp., "A"*                      300     $   14,775
    Cox Radio, Inc.*                                        900         24,075
    Gemstar Group Ltd.*                                   1,100         22,550
    Heftel Broadcasting Corp.*                              200         12,400
    Jacor Communications, Inc., "A"*                        500         22,000
    LIN Television Corp.*                                   400         18,975
                                                                    ----------
                                                                    $  114,775
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    BA Merchants Services, Inc.*                            500     $    9,156
    Financial Federal Corp.*                                900         14,119
    Franklin Resources, Inc.                                350         27,081
    TCF Financial Corp.                                     100          5,331
                                                                    ----------
                                                                    $   55,687
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Smith's Food & Drug Centers, Inc., "B"*                 150     $    8,212
    Suiza Foods Corp.*                                      400         16,500
                                                                    ----------
                                                                    $   24,712
-------------------------------------------------------------------------------
  Insurance - 2.7%
    CapMAC Holdings, Inc.                                   300     $    8,325
    Compdent Corp.*                                         500         12,125
    Equitable of Iowa Cos.                                  150          9,769
    Hartford Life, Inc.,"A"                                 100          3,731
    Life Re Corp.                                           400         20,525
                                                                    ----------
                                                                    $   54,475
-------------------------------------------------------------------------------
  Machinery - 1.4%
    Greenfield Industries, Inc.                             200     $    5,275
    Hirsch International Group*                             900         22,950
                                                                    ----------
                                                                    $   28,225
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Phycor, Inc.*                                           150     $    4,416
    Rexall Sundown, Inc.*                                   500         17,375
    Steris Corp.*                                           350         13,125
                                                                    ----------
                                                                    $   34,916
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.1%
    AmeriSource Health Corp., "A"*                          200     $   10,013
    CRA Managed Care, Inc.*                                 200         11,100
    HCIA, Inc.*                                             700         10,850
    Hologic, Inc.*                                          650         15,762
    IDEXX Labs, Inc.*                                     1,300         24,456
    IDX Systems Corp.*                                      300         10,163
    NCS Healthcare, Inc.*                                   200          4,925
    Orthalliance, Inc.*                                     100          1,388
    Orthodontic Centers America, Inc.*                      200          3,425
    Physician Sales and Service, Inc.*                      200          3,400
    Physician Support Systems, Inc.*                      1,200         20,250
    Quorum Health Group, Inc.*                              250          8,516
    Renal Treatment Centers, Inc.*                          500         16,937
    Total Renal Care Holdings, Inc.*                        300         13,725
    United Dental Care, Inc.*                             1,300         22,912
    United Payors & United Providers, Inc.*                 400          5,900
                                                                    ----------
                                                                    $  183,722
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    5,763
-------------------------------------------------------------------------------
  Oils - 0.2%
    Santa Fe International Corp.*                           100     $    4,475
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Kos Pharmaceuticals, Inc.*                              200     $    6,900
-------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Applied Graphics Technologies*                          500     $   20,625
-------------------------------------------------------------------------------
  Restaurants and Lodging - 5.2%
    Capstar Hotel Co.*                                      300     $    9,825
    Doubletree Corp.*                                       250         12,500
    HFS, Inc.*                                              500         27,844
    Interstate Hotels Co.*                                  750         21,469
    Prime Hospitality Corp.*                                850         16,150
    Promus Hotel Corp.*                                     200          7,762
    Roadhouse Grill, Inc.*                                1,400          7,525
    Trendwest Resorts, Inc.*                                100          1,825
                                                                    ----------
                                                                    $  104,900
-------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    CHS Electronics, Inc.*                                  100     $    3,863
    Equity Corp. International*                             450         10,378
                                                                    ----------
                                                                    $   14,241
-------------------------------------------------------------------------------
  Stores - 4.7%
    AnnTaylor Stores Corp.*                                 500     $    8,563
    Corporate Express, Inc.*                                600         10,237
    CVS Corp.                                               400         22,550
    Gymboree Corp.*                                         450         11,025
    Mazel Stores, Inc.*                                     300          6,375
    Petco Animal Supplies, Inc.*                            400         11,850
    PETsMART, Inc.*                                         600          5,138
    U.S. Office Products Co.*                               300          9,825
    Viking Office Products, Inc.*                           500         10,562
                                                                    ----------
                                                                    $   96,125
-------------------------------------------------------------------------------
  Telecommunications - 4.4%
    APAC Teleservices, Inc.*                                600     $    9,900
    Aspect Telecommunications Corp.*                      1,800         39,600
    Cable Design Technologies Corp.*                        400         13,375
    Intermedia Communications, Inc.*                        400         14,300
    Transaction Network Services, Inc.*                     600          8,625
    VDI Media*                                              300          4,275
                                                                    ----------
                                                                    $   90,075
-------------------------------------------------------------------------------
  Transportation - 0.1%
    Carey International, Inc.*                              100     $    1,388
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    Brooks Fiber Properties, Inc.*                          350     $   11,769
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $1,903,933
-------------------------------------------------------------------------------
Foreign Stocks - 0.8%
  Ireland - 0.1%
    Warner Chilcott Laboratories*                           100     $    1,850
-------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, S.A. de C V (Broadcasting)*                  100     $    1,800
-------------------------------------------------------------------------------
  United Kingdom - 0.6%
    News Corp. Ltd., ADR (Entertainment)                    900     $   13,612
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   17,262
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,742,794)                          $1,921,195
-------------------------------------------------------------------------------

Short-Term Obligations - 3.7%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97,
    at Amortized Cost                                     $  75     $   74,989
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,817,783)                     $1,996,184
Other Assets, Less Liabilities - 1.7%                                   33,679
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,029,863
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS RESEARCH INTERNATIONAL FUND
Stocks - 97.1%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 2.6%

  Agricultural Products - 1.1%
    AGCO Corp.                                              760     $   24,700
-------------------------------------------------------------------------------
  Insurance - 0.5%
    Equitable of Iowa Cos.                                  190     $   12,374
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    MCI Communications Corp.                                865     $   24,652
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   61,726
-------------------------------------------------------------------------------
Foreign Stocks - 94.5%
  Australia - 1.3%
    Q.B.E. Insurance Group Ltd. (Insurance)               5,805     $   31,338
-------------------------------------------------------------------------------
  Brazil - 0.8%
    Telecomunicacoes Brasileiras SA, ADR
    (Telecommunications)                                    152     $   17,936
-------------------------------------------------------------------------------
  Canada - 1.6%
    Canadian National Railway Co. (Railroads)               773     $   38,408
-------------------------------------------------------------------------------
  Chile - 1.0%
    Chilectra SA, ADR (Utilities - Electric)                785     $   24,224
-------------------------------------------------------------------------------
  China - 0.4%
    China Southern Airlines Ltd. (Airlines)                 300     $    9,431
-------------------------------------------------------------------------------
  Czech Republic - 1.1%
    Tabak (Tobacco)                                         100     $   25,187
-------------------------------------------------------------------------------
  Finland - 0.9%
    Huhtamaki Oy Group (Food Company)                       230     $    9,081
    TT Tieto Oy (Computer Software - Systems)               135         12,122
                                                                    ----------
                                                                    $   21,203
-------------------------------------------------------------------------------
  France - 5.2%
    Chargeurs SA (Apparels and Textiles)                    250     $   14,779
    Rhone-Poulenc SA (Pharmaceuticals)*                     786         28,756
    Societe Nationale Elf Aquitaine (Oils)                  330         36,577
    Televison Francaise (Broadcasting)                      270         21,946
    Union des Assurances Federales SA (Insurance)           190         19,655
                                                                    ----------
                                                                    $  121,713
-------------------------------------------------------------------------------
  Germany - 3.7%
    Adidas AG (Apparel and Textiles)                         96     $   11,537
    Henkel Kgaa (Consumer Goods and Services)               538         27,081
    Phoenix AG (Auto Parts)                               1,225         21,322
    Prosieben Media AG (Broadcasting)                       200          9,029
    SAP AG, Preferred (Computer Software - Systems)          79         18,028
                                                                    ----------
                                                                    $   86,997
-------------------------------------------------------------------------------
  Greece - 2.1%
    Athens Medical Care SA (Medical and Health Technology
    and Services)                                         1,800     $   17,260
    Hellenic Telecommunication Organization SA
    (Telecommunications)                                    880         19,520
    Papastratos Cigarettes SA (Consumer Goods and
    Services)                                               660         11,232
                                                                    ----------
                                                                    $   48,012
-------------------------------------------------------------------------------
  Hong Kong - 8.9%
    Asia Satellite Telecommunications Holdings Ltd.
    (Telecommunications)*                                 9,000     $   25,087
    Citic Pacific Ltd. (Conglomerates)                    5,000         26,649
    Dah Sing Financial Group (Banks and Credit Cos.)      2,600     $   10,871
    Hong Kong Electric Holdings Ltd. (Utilities -
    Electric)                                             8,000         27,978
    Hutchison Whampoa (Real Estate)                       1,000          8,324
    Ka Wah Bank (Bank and Credit Cos.)                    1,000          2,446
    Li & Fung Ltd. (Wholesale)                            36,000        36,701
    Liu Chong Hing Bank (Banks and Credit Cos.)           3,000          7,994
    Vanda Systems & Communication Holdings Ltd.
    (Computers Software - Systems)                        44,000        24,984
    Wharf Holdings Ltd. (Real Estate)                     6,000         21,719
    Wing Hang Bank Ltd. (Banks and Credit Cos.)           3,600         15,331
                                                                    ----------
                                                                    $  208,084
-------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Indosat (Telecommunications)                         500     $    1,031
    PT Indosat, ADR (Telecommunications)                    270          5,856
    PT Semen Gresik (Building Materials)                  4,500          4,639
                                                                    ----------
                                                                    $   11,526
-------------------------------------------------------------------------------
  Ireland - 2.4%
    Allied Irish Banks (Banks and Credit Cos.)            2,486     $   20,989
    Anglo Irish Bank Corp. (Banks and Credit Cos.)        16,800        23,957
    Smurfit Jefferson (Paper/Plastic)                     3,700         12,292
                                                                    ----------
                                                                    $   57,238
-------------------------------------------------------------------------------
  Italy - 3.3%
    Gucci Group Designs NV (Apparel and Textiles)           304     $   18,506
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                         8,225         11,980
    Industrie Natuzzi S.P.A., ADR (Consumer Goods and
      Services)                                             974         26,785
    Telecom Italia S.P.A., Saving Shares
      (Telecommunications)                               12,235         20,416
                                                                    ----------
                                                                    $   77,687
-------------------------------------------------------------------------------
  Japan - 23.4%
    Bank of Tokyo Mitsubishi (Banks and Credit Cos.)      1,000     $   18,159
    Bridgestone Corp. (Tire and Rubber)                   1,000         22,139
    Canon, Inc. (Special Products and Services)           2,000         55,224
    DDI Corp. (Telecommunications)                            3         15,672
    Fuji Photo Film Co Ltd., ADR (Photographic Products)    600         22,950
    Fujimi Inc. (Distribution Wholesale)                    400         22,388
    Hirose Electric Co. (Electronics)                       100          7,007
    Jusco Co. (Retail)                                    1,000         26,700
    Keyence Corp. (Electronics)                             110         16,053
    Kinki Coca-Cola Bottling Co. (Beverages)              1,000         12,438
    Kirin Beverage Corp. (Beverages)                      2,000         32,338
    Nippon Broadcasting (Broadcasting)                    1,000         73,880
    Nippon Telephone & Telegraph Co. (Utilities -
    Telephone)                                                2         18,740
    Osaka Sanso Kogyo Ltd. (Chemicals)                    4,000          8,458
    Secom Co. (Consumer Goods and Services)               1,000         71,061
    Sony Corp. (Electronics)                                300         26,119
    Takeda Chemical Industries (Pharmaceuticals)          1,000         26,617
    TDK Corp., ADR (Electronics)                            680         52,955
    Terumo Corp. (Computers)                              1,000         18,242
                                                                    ----------
                                                                    $  547,140
-------------------------------------------------------------------------------
  Malaysia - 0.2%
    UMW Holdings Berhad (Automobiles)                     2,000     $    5,377
-------------------------------------------------------------------------------
  Mexico - 1.0%
    Companhia Cerveja Ria Brahma (Broadcasting)           1,400     $   18,988
    TV Azteca SA De CV (Television)                         300          5,400
                                                                    ----------
                                                                    $   24,388
-------------------------------------------------------------------------------
  Netherlands - 5.1%
    Ahrend Kon (Office Furnishers)                          630     $   20,557
    Akzo Nobel (Chemicals)                                  160         24,746
    Brunel International NV (Human Resources)               300          6,183
    Computer Services (Computers)                         2,000         19,038
    Fugro NV (Engineering)                                  100          3,410
    Philips Electronics NV (Manufacturing)                  260         18,460
    Royal Dutch Petroleum (Oils)                            544         27,547
                                                                    ----------
                                                                    $  119,941
-------------------------------------------------------------------------------
  Peru - 0.9%
    Telefonica del Peru SA, ADR (Telecommunications)        870     $   20,336
-------------------------------------------------------------------------------
  Philippines - 0.2%
    Alsons Cement Corp. (Building Materials)*##           41,500    $    3,860
-------------------------------------------------------------------------------
  Poland - 0.3%
    Bank Handlowy Warsza (Banks and Credit Cos.)+           200     $    2,525
    Kghm Polska Miedz SA (Diversified - Metals)##           400          4,884
                                                                    ----------
                                                                    $    7,409
-------------------------------------------------------------------------------
  Portugal - 2.3%
    Banco Espirito Santo e Comercial de Lisboa SA (Banks
    and Credit Cos.)                                        500     $   12,268
    Banco Totta E Acores (Financial Institutions)         1,275         22,872
    Telecel - Comunicacaoes Pessoais SA
    (Telecommunication)                                     240         17,457
                                                                    ----------
                                                                    $   52,597
-------------------------------------------------------------------------------
  Singapore - 2.7%
    City Developments Ltd. (Real Estate)                  2,000     $   12,637
    Hong Leong Finance Ltd. (Finance)+                    3,000          5,855
    Mandarin Oriental International, Ltd.
     (Restaurants and Lodgings)                          27,000         30,240
    Singapore Land Ltd. (Conglomerates)                   3,000         13,298
                                                                    ----------
                                                                    $   62,030
-------------------------------------------------------------------------------
  Spain - 1.0%
    Abengoa SA (Construction)*                              300     $   13,260
    Acerinox SA (Iron and Steel)                             64         10,507
                                                                    ----------
                                                                    $   23,767
-------------------------------------------------------------------------------
  Sweden - 3.1%
    Astra AB (Pharmaceuticals)                            1,053     $   16,726
    Skandia Foersaekrings AB (Insurance)                    705         27,214
    Sparbanken Sverige AB (Banks and Credit Cos.)         1,271         27,508
                                                                    ----------
                                                                    $   71,448
-------------------------------------------------------------------------------
  Switzerland - 3.5%
    Kuoni Reisen Holdings AG (Transportation)                 9     $   36,930
    Novartis AG (Pharmaceuticals)                            31         43,778
                                                                    ----------
                                                                    $   80,708
-------------------------------------------------------------------------------
  Taiwan - 1.6%
    ASE Test Limited (Electronics)                          500     $   36,500
-------------------------------------------------------------------------------
  United Kingdom - 15.1%
    ASDA Group PLC (Supermarkets)                         9,401     $   21,937
    Bank of Scotland (Banks and Credit Cos.)              1,700         11,433
    British Aerospace PLC (Aerospace and Defense)         1,486         34,772
    British Petroleum PLC (Oil and Gas)                   2,155         30,103
    Carlton Communicatons PLC (Broadcasting)              2,660         21,165
    Corporate Services Group (Business Services)          5,200         16,348
    Grand Metropolitan (Food and Beverage Products)       2,910         26,714
    Jarvis Hotels PLC (Restaurants and Lodging)*+         10,900        27,378
    JBA Holdings Diversified Operations)                    900         12,397
    Kwik-Fit Holdings PLC (Retail)                        7,704         37,453
    Lloyds TSB Group PLC (Banks and Credit Cos.)          2,382         27,445
    PowerGen PLC (Utilities - Electric)*                  2,113         26,708
    Storehouse PLC (Retail)*                              6,100         22,637
    Tomkins PLC (Diversified Operations)                  5,100         24,711
    Williams Holdings (Diversified Operations)            2,200         12,424
                                                                    ----------
                                                                    $  353,625
-------------------------------------------------------------------------------
  Venezuela - 0.9%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)*                                 509     $   20,996
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $2,209,106
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,318,693)                          $2,270,832
-------------------------------------------------------------------------------
Short-Term Obligations - 2.6%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $  60     $   59,991
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,378,684)                     $2,330,823
Other Assets, Less Liabilities - 0.3%                                    5,265
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,336,088
-------------------------------------------------------------------------------
  * Non-income producing security.
## SEC Rule 144A restriction.
          +Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 88.4%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 85.2%
    Apparel and Textiles - 0.1%
    Polo Ralph Lauren Corp.*                                100     $    2,625
-------------------------------------------------------------------------------
  Business Machines - 5.4%
    Affiliated Computer Services, Inc., "A"*              1,880     $   49,350
    Compaq Computer Corp.*                                  200         13,100
    Silicon Graphics, Inc.*                                 500         13,719
    Sun Microsystems, Inc.*                               1,240         59,520
                                                                    ----------
                                                                    $  135,689
-------------------------------------------------------------------------------
  Business Services - 6.1%
    AccuStaff, Inc.*                                      2,180     $   57,906
    First Data Corp.                                        780         32,029
    First USA Paymentech, Inc.*                           1,320         40,095
    Galieo International, Inc.*                             100          2,644
    Hall Kinion & Associates, Inc.*                         100          2,137
    Lamalie Associates, Inc.*                               100          1,900
    Teletech Holdings, Inc.*                              1,000         16,375
                                                                    ----------
                                                                    $  153,086
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 14.0%
    Activision, Inc.*                                     1,500     $   19,500
    Adobe Systems, Inc.                                   1,165         45,872
    Autodesk, Inc.*                                       1,710         74,812
    Electronic Arts, Inc.*                                1,200         36,975
    Microsoft Corp.*                                      1,000        132,187
    Midway Games, Inc.*                                     960         20,280
    Spectrum Holobyte, Inc.*                              4,600         22,138
                                                                    ----------
                                                                    $  351,764
-------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    Ingram Micro, Inc.*                                     750     $   21,563
-------------------------------------------------------------------------------
  Computer Software - Systems - 32.5%
    BMC Software, Inc.*                                   1,180     $   73,897
    Cadence Design Systems, Inc.*                         2,831        134,649
    Computer Associates International, Inc.               2,095        140,103
    Compuware Corp.*                                      1,660        102,505
    Engineering Animation, Inc.*                            470         17,977
    Great Plains Software, Inc.*                            100          2,638
    Oracle Systems Corp.*                                 3,480        132,675
    Peoplesoft, Inc.*                                       660         37,125
    Peritus Software Services, Inc.*                        100          2,500
    Rational Software Corp.*                              1,010         16,665
    Summit Design, Inc.*                                  4,400         52,800
    Sybase, Inc.*                                           380          7,078
    Synopsys, Inc.*                                       2,830         97,989
    TSI International Software Ltd.*                        100          1,225
                                                                    ----------
                                                                    $  819,826
-------------------------------------------------------------------------------
 Electronics - 5.1%
    Atmel Corp.*                                            440     $   15,565
    Intel Corp.                                             340         31,322
    Sony Corp.                                              250         22,031
    Teradyne, Inc.*                                         900         50,119
    Xilinx, Inc.*                                           200          9,500
                                                                    ----------
                                                                    $  128,537
-------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Bristol-Myers Squibb Co.                                610     $   46,360
    Ocular Sciences, Inc.*                                  100          1,912
    Schick Technologies, Inc.*                              100          2,650
                                                                    ----------
                                                                    $   50,922
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 7.6%
    Centennial Healthcare Corp.*                            100     $    2,012
    HBO & Co.                                             1,085         77,713
    Horizon CMS Healthcare Corp.*                           700         14,394
    Monarch Dental Corp.*                                   100          1,813
    Oxford Health Plans, Inc.*                              370         27,056
    Pacificare Health Systems, Inc., "B"*                   130          8,889
    United Healthcare Corp.                               1,240         60,295
                                                                    ----------
                                                                    $  192,172
-------------------------------------------------------------------------------
  Oil Services - 0.3%
    Cal Dive International, Inc.*                           100     $    3,400
    Domain Energy Corp.*                                    100          1,525
    Hanover Compressor*                                     100          2,363
                                                                    ----------
                                                                    $    7,288
-------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    CMP Media, Inc.*                                        100     $    2,675
-------------------------------------------------------------------------------
  Stores - 0.2%
    CVS Corp.                                               100     $    5,638
-------------------------------------------------------------------------------
  Telecommunications - 9.3%
    Ascend Communications, Inc.*                          1,105     $   46,893
    Aspect Telecommunications Corp.*                      2,770         60,940
    Cabletron Systems, Inc.*                                700         21,175
    Cisco Systems, Inc.*                                  1,055         79,521
    Lucent Technologies, Inc.                               290         22,584
    Qwest Communications International, Inc.*               100          4,075
                                                                    ----------
                                                                    $  235,188
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    MCI Communications Corp.                              1,410     $   40,185
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $2,147,158
-------------------------------------------------------------------------------
Foreign Stocks - 3.2%
  Germany - 1.7%
    SAP AG, Preferred (Computer Software - Systems)         185     $   42,217
-------------------------------------------------------------------------------
  Japan - 1.5%
    Canon, Inc., ADR (Special Products and Services)         80     $   11,130
    Sony Corp. (Electronics)                                300         26,120
                                                                    ----------
                                                                    $   37,250
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $   79,467
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,850,603)                          $2,226,625
-------------------------------------------------------------------------------
Short-Term Obligations - 11.5%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97, at Amortized Cost  $ 290     $  289,957
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,140,560)                     $2,516,582
Other Assets, Less Liabilities - 0.1%                                    2,168
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $2,518,750
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE              EQUITY            SPECIAL
                                                                                   GROWTH              INCOME      OPPORTUNITIES
AUGUST 31, 1997                                                                      FUND                FUND               FUND
--------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $2,461,282, $1,245,641 and $3,114,897,
    respectively)                                                              $2,744,043          $1,405,673          $3,717,356
  Cash                                                                              1,141              19,505                 489
  Deposit with brokers for securities sold short                                     --                  --                95,437
  Foreign currency, at value (identified cost, $0,
    $0 and $4,055, respectively)                                                     --                  --                 4,042
  Receivable for Fund shares sold                                                    --                50,000                --
  Receivable for investments sold                                                  37,779               6,595             262,105
  Net receivable for foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                                       --                  --                   175
  Interest and dividends receivable                                                   897               2,892               2,064
  Receivable from investment adviser                                               10,414                --                17,514
  Deferred organization expenses                                                    1,669               1,676               1,688
  Other assets                                                                      1,288                --                  --
                                                                               ----------          ----------          ----------
      Total assets                                                             $2,797,231          $1,486,341          $4,100,870
                                                                               ----------          ----------          ----------

Liabilities:
  Securities sold short, at value (proceeds
    received, $0, $0 and $122,480, respectively)                               $     --            $     --            $  126,887
  Payable for investments purchased                                                29,934              10,405               5,991
  Accrued expenses and other liabilities                                           11,177               1,883              13,181
                                                                               ----------          ----------          ----------
      Total liabilities                                                        $   41,111          $   12,288          $  146,059
                                                                               ----------          ----------          ----------
Net assets                                                                     $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Net assets consist of:
  Paid-in capital                                                              $2,164,935          $1,179,568          $3,083,892
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                    282,768             160,027             598,225
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                                 107,865             123,884             244,151
  Accumulated undistributed net investment income                                 200,552              10,574              28,543
                                                                               ----------          ----------          ----------
      Total                                                                    $2,756,120          $1,474,053          $3,954,811
                                                                               ----------          ----------          ----------

Shares of beneficial interest outstanding:
  Class A                                                                          67,032              34,434             140,925
  Class I                                                                         107,057              65,074             149,230
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest
        outstanding                                                               174,089              99,508             290,155
                                                                               ==========          ==========          ==========

Net assets:
  Class A                                                                      $1,060,643          $  510,280          $1,919,478
  Class I                                                                       1,695,477             963,773           2,035,333
                                                                               ----------          ----------          ----------
      Total net assets                                                         $2,756,120          $1,474,053          $3,954,811
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price
    per share (net assets / shares of beneficial interest outstanding)           $15.82              $14.82              $13.62
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of  beneficial interest outstanding)                    $15.84              $14.81              $13.64
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE        CONVERTIBLE                 NEW
                                                                                     CHIP         SECURITIES           DISCOVERY
AUGUST 31, 1997                                                                      FUND               FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $624,151,
  $552,430 and $1,817,783, respectively)                                       $  720,092          $  624,057          $1,996,184
Cash                                                                                6,338               3,982              33,748
Foreign currency, at value (identified cost, $0, $26
  and $0, respectively)                                                              --                    26                --
Receivable for investments sold                                                      --                 9,904                --
Interest and dividends receivable                                                   1,149               2,643                 180
                                                                               ----------          ----------          ----------
    Total assets                                                               $  727,579          $  640,612          $2,030,112
                                                                               ----------          ----------          ----------

Liabilities:
  Accrued expenses and other liabilities                                       $       90          $       85          $      249
                                                                               ----------          ----------          ----------
Net assets                                                                     $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $  617,975          $  557,991          $1,579,754
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                                     95,941              71,627             178,401
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                                  12,369              (1,197)            126,577
  Accumulated undistributed net investment income                                   1,204              12,106             145,131
                                                                               ----------          ----------          ----------
      Total                                                                    $  727,489          $  640,527          $2,029,863
                                                                               ----------          ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                          41,316              50,266              41,008
  Class I                                                                          20,514               5,555             114,238
                                                                               ----------          ----------          ----------
      Total shares of beneficial interest outstanding                              61,830              55,821             155,246
                                                                               ==========          ==========          ==========
Net assets:
  Class A                                                                      $  486,110          $  576,830          $  536,157
  Class I                                                                         241,379              63,697           1,493,706
                                                                               ----------          ----------          ----------
      Total net assets                                                         $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

Class A shares:
  Net asset value and offering and redemption price per share (net assets /
    shares of beneficial interest outstanding)                                   $11.77              $11.48              $13.07
                                                                                 ======              ======              ======

Class I shares:
  Net asset value and redemption price per share (net assets / shares of
    beneficial interest outstanding)                                             $11.77              $11.47              $13.08
                                                                                 ======              ======              ======

See notes to financial statements

Statements of Assets and Liabilities - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
AUGUST 31, 1997                                                                      FUND                FUND
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,378,684 and
    $2,140,560, respectively)                                                  $2,330,823          $2,516,582
  Cash                                                                                924               3,165
  Foreign currency, at value (identified cost, $1,560 and $46,
    respectively)                                                                   1,164                  43
  Receivable for Fund shares sold                                                  10,000                --
  Receivable for investments sold                                                  17,901                --
  Interest and dividends receivable                                                 4,591                  54
  Receivable from investment adviser                                                6,854               8,711
  Other assets                                                                       --                   250
                                                                               ----------          ----------
      Total assets                                                             $2,372,257          $2,528,805
                                                                               ----------          ----------

Liabilities:
  Payable for investments purchased                                            $   26,952          $     --
  Accrued expenses and other liabilities                                            9,217              10,055
                                                                               ----------          ----------
      Total liabilities                                                        $   36,169          $   10,055
                                                                               ----------          ----------
Net assets                                                                     $2,336,088          $2,518,750
                                                                               ==========          ==========

Net assets consist of:

  Paid-in capital                                                              $2,134,309          $2,036,119
  Unrealized appreciation (depreciation) on investments and
    translation of
    assets and liabilities in foreign currencies                                  (48,333)            376,018
  Accumulated undistributed net realized gain (loss) on
    investments and
    foreign currency transactions                                                 239,440             (69,545)
  Accumulated undistributed net investment income                                  10,672             176,158
                                                                               ----------          ----------
      Total                                                                    $2,336,088          $2,518,750
                                                                               ----------          ----------
Shares of beneficial interest outstanding:
  Class A                                                                         119,940              70,359
  Class I                                                                          93,365             130,608
                                                                               ----------          ----------
      Total shares of beneficial interest outstanding                             213,305             200,967
                                                                               ==========          ==========
Net assets:
  Class A                                                                      $1,313,579          $  881,888
  Class I                                                                       1,022,509           1,636,862
                                                                               ----------          ----------
      Total net assets                                                         $2,336,088          $2,518,750
                                                                               ==========          ==========
Class A shares:
  Net asset value and offering and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======
Class I shares:
  Net asset value and redemption price per share
    (net assets / shares of beneficial interest outstanding)                     $10.95              $12.53
                                                                                 ======              ======

See notes to financial statements

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     CORE             EQUITY              SPECIAL
                                                                                   GROWTH             INCOME        OPPORTUNITIES
YEAR ENDED AUGUST 31, 1997                                                           FUND               FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $  217,465          $   27,016          $   21,095
    Interest                                                                        7,705               2,229              22,623
                                                                               ----------          ----------          ----------
      Total investment income                                                  $  225,170          $   29,245          $   43,718
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $   12,775          $    6,926          $   23,164
    Shareholder servicing agent fee                                                 2,233               1,209               4,030
    Distribution and service fee - Class A                                          4,216               2,468               9,410
    Administrative fee                                                                 27                  83                --
    Registration fee                                                                2,763               2,335                --
    Auditing fee                                                                    5,101               5,501               8,272
    Postage                                                                           341                  82                 119
    Printing                                                                        2,928               1,635                --
    Legal fee                                                                       3,223               2,618               2,026
    Custodian fee                                                                   5,695               5,166               5,902
    Amortization of organization expenses                                             434                 434                 434
    Miscellaneous                                                                   4,671                 354                 325
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   44,407          $   28,811          $   53,682
    Fees paid indirectly                                                             (690)               (388)             (1,010)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent and distributor                                                       (19,224)            (14,434)            (36,604)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $   24,493          $   13,989          $   16,068
                                                                               ----------          ----------          ----------
        Net investment income                                                  $  200,677          $   15,256          $   27,650
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  147,884          $  130,162          $  314,835
    Securities sold short                                                            --                  --                (6,786)
    Foreign currency transactions                                                    (112)                 (8)               (173)
                                                                               ----------          ----------          ----------

      Net realized gain on investments and
        foreign currency transactions                                          $  147,772          $  130,154          $  307,876
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  264,806          $  134,063          $  542,028
    Securities sold short                                                            --                  --                14,842
    Translation of assets and liabilities in foreign
currencies                                                                             12                  (5)                173
                                                                               ----------          ----------          ----------
      Net change in unrealized appreciation                                    $  264,818          $  134,058          $  557,043
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and
          foreign currency                                                     $  412,590          $  264,212          $  864,919
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  613,267          $  279,468          $  892,569
                                                                               ==========          ==========          ==========

See notes to financial statements

Statements of Operations - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*              FUND*
---------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $    6,880          $   12,186          $  155,787
    Interest                                                                          978               5,669               6,670
                                                                               ----------          ----------          ----------
      Total investment income                                                  $    7,858          $   17,855          $  162,457
                                                                               ----------          ----------          ----------

  Expenses -
    Management fee                                                             $    2,849          $    2,458          $    8,539
    Shareholder servicing agent fee                                                   576                 497               1,498
    Distribution and service fee - Class A                                          1,480               1,738               1,286
    Administrative fee                                                                 52                  44                 132
    Registration fee                                                                4,030               4,000               4,505
    Auditing fee                                                                    5,500               5,900               6,000
    Printing                                                                        2,237               1,135               2,892
    Postage                                                                            42                --                    25
    Legal fee                                                                       3,871               3,214               4,534
    Custodian fee                                                                     392                 459                 720
    Miscellaneous                                                                     557                 213                 271
                                                                               ----------          ----------          ----------
      Total expenses                                                           $   21,586          $   19,658          $   30,402
    Fees paid indirectly                                                             (173)               (168)               (451)
    Reduction of expenses by investment adviser,
      shareholder servicing
      agent, and distributor                                                      (14,749)            (13,739)            (12,625)
                                                                               ----------          ----------          ----------
      Net expenses                                                             $    6,664          $    5,751          $   17,326
                                                                               ----------          ----------          ----------
        Net investment income                                                  $    1,194          $   12,104          $  145,131
                                                                               ----------          ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $   12,369          $    5,932          $  126,577
    Securities sold short                                                            --                (7,129)               --
    Foreign currency transactions                                                      10                   2                --
                                                                               ----------          ----------          ----------

      Net realized gain (loss) on investments and
        foreign currency
        transactions                                                           $   12,379          $   (1,195)         $  126,577
                                                                               ----------          ----------          ----------

  Change in unrealized appreciation on investments and
    translation
    of assets and liabilities in foreign currencies                            $   95,941          $   71,627          $  178,401
                                                                               ----------          ----------          ----------

        Net realized and unrealized gain on investments
          and foreign
          currency                                                             $  108,320          $   70,432          $  304,978
                                                                               ----------          ----------          ----------
          Increase in net assets from operations                               $  109,514          $   82,536          $  450,109
                                                                               ==========          ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Operations - continued
-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997                                                         FUND*               FUND*
-------------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                  $   32,673          $  183,332
    Interest                                                                        4,208              12,047
    Foreign taxes withheld                                                         (3,096)
                                                                               ----------          ----------
      Total investment income                                                  $   33,785          $  195,379
                                                                               ----------          ----------

  Expenses -
    Management fee                                                             $   14,026          $   10,517
    Shareholder servicing agent fee                                                 1,819               1,845
    Distribution and service fee - Class A                                          4,164               2,112
    Administrative fee                                                                168                 166
    Registration fee                                                                4,500               4,010
    Auditing fees                                                                   5,500               5,500
    Postage                                                                           468                 129
    Printing                                                                        3,357               3,181
    Legal fees                                                                      3,451               5,691
    Custodian fee                                                                   4,387                 910
    Miscellaneous                                                                   1,762                 327
                                                                               ----------          ----------
      Total expenses                                                           $   43,602          $   34,388
    Fees paid indirectly                                                             (480)               (559)
    Reduction of expenses by investment adviser, shareholder
      servicing agent, and distributor                                            (20,009)            (14,474)
                                                                               ----------          ----------
      Net expenses                                                             $   23,113          $   19,355
                                                                               ----------          ----------
        Net investment income                                                  $   10,672          $  176,024
                                                                               ----------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $  241,403          $  (69,545)
    Foreign currency transactions                                                  (1,963)                134
                                                                               ----------          ----------

      Net realized gain (loss) on investments and foreign
        currency
        transactions                                                           $  239,440          $  (69,411)
                                                                               ----------          ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $  (47,861)         $  376,022
    Translation of assets and liabilities in foreign currencies                      (472)                 (4)
                                                                               ----------          ----------
      Net change in unrealized appreciation (depreciation)                     $  (48,333)         $  376,018
                                                                               ----------          ----------
        Net realized and unrealized gain on investments and
          foreign currency                                                     $  191,107          $  306,607
                                                                               ----------          ----------
          Increase in net assets from operations                               $  201,779          $  482,631
                                                                               ==========          ==========

* For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                 $  200,677          $     (362)
  Net realized gain on investments and foreign
    currency transactions                                                         147,772              66,889
  Net unrealized gain on investments and foreign
    currency translation                                                          264,818              17,950
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  613,267          $   84,477
                                                                               ----------          ----------

Distributions declared to shareholders from net
  realized gain on investments - Class A                                       $ (106,559)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,273,798          $  605,756
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              106,552                --
  Cost of shares reacquired                                                      (817,088)             (4,083)
                                                                               ----------          ----------
      Increase in net assets from Fund share
        transactions                                                           $1,563,262          $  601,673
                                                                               ----------          ----------
        Total increase in net assets                                           $2,069,970          $  686,150
Net assets:
  At beginning of period                                                          686,150                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income (loss) of
    $200,552 and $(13), respectively)                                          $2,756,120          $  686,150
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   15,256          $    4,878
  Net realized gain on investments and foreign
    currency transactions                                                         130,154               7,246
  Net unrealized gain on investments and foreign
    currency translation                                                          134,058              25,969
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  279,468          $   38,093
                                                                               ----------          ----------

Distributions declared to shareholders -
  From net investment income - Class A                                         $   (9,552)         $     --
  From net realized gain on investments - Class A                                 (13,524)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $  (23,076)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $1,191,109          $  449,397
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                               23,074                --
  Cost of shares reacquired                                                      (473,902)            (10,110)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  740,281          $  439,287
                                                                               ----------          ----------
        Total increase in net assets                                           $  996,673          $  477,380
Net assets:
  At beginning of period                                                          477,380                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income
    of $10,574 and $4,878, respectively)                                       $1,474,053          $  477,380
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
-------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   27,650          $   10,016
  Net realized gain on investments and foreign
    currency transactions                                                         307,876             168,487
  Net unrealized gain on investments and foreign
    currency translation                                                          557,043              41,182
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  892,569          $  219,685
                                                                               ----------          ----------

Distributions declared to shareholders -

  From net investment income - Class A                                         $   (8,950)         $     --
  From net realized gain on investments - Class A                                (232,385)               --
                                                                               ----------          ----------

        Total distributions declared to shareholders                           $ (241,335)         $     --
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,798,830          $2,038,964
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                              241,330                --
  Cost of shares reacquired                                                    (1,995,218)                (14)
                                                                               ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $1,044,942          $2,038,950
                                                                               ----------          ----------
        Total increase in net assets                                           $1,696,176          $2,258,635
Net assets:
  At beginning of period                                                        2,258,635                --
                                                                               ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $28,543
    and $10,016, respectively)                                                 $3,954,811          $2,258,635
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     BLUE         CONVERTIBLE                NEW
                                                                                     CHIP          SECURITIES          DISCOVERY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND               FUND
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $    1,194          $   12,104          $  145,131
  Net realized gain (loss) on investments and
    foreign currency transactions                                                  12,379              (1,195)            126,577
  Net unrealized gain on investments and foreign
    currency translation                                                           95,941              71,627             178,401
                                                                               ----------          ----------          ----------
      Increase in net assets from operations                                   $  109,514          $   82,536          $  450,109
                                                                               ----------          ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $  720,959          $  559,838          $1,935,566
  Cost of shares reacquired                                                      (102,984)             (1,847)           (355,812)
                                                                               ----------          ----------          ----------
      Increase in net assets from Fund share
transactions                                                                   $  617,975          $  557,991          $1,579,754
                                                                               ----------          ----------          ----------
        Total increase in net assets                                           $  727,489          $  640,527          $2,029,863
Net assets:
  At beginning of period                                                             --                  --                  --
                                                                               ----------          ----------          ----------

  At end of period (including accumulated
    undistributed net investment income of $1,204,
    $12,106 and $145,131, respectively)                                        $  727,489          $  640,527          $2,029,863
                                                                               ==========          ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

-------------------------------------------------------------------------------------------------------------
                                                                                 RESEARCH         SCIENCE AND
                                                                            INTERNATIONAL          TECHNOLOGY
PERIOD ENDED AUGUST 31, 1997*                                                        FUND                FUND
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   10,672          $  176,024
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                  239,440             (69,411)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                          (48,333)            376,018
                                                                               ----------          ----------
      Increase in net assets from operations                                   $  201,779          $  482,631
                                                                               ----------          ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                             $2,472,688          $2,470,527
  Cost of shares reacquired                                                      (338,379)           (434,408)
                                                                               ----------          ----------
      Increase in net assets from Fund share transactions                      $2,134,309          $2,036,119
                                                                               ----------          ----------
        Total increase in net assets                                           $2,336,088          $2,518,750
Net assets:
  At beginning of period                                                             --                  --
                                                                               ----------          ----------

  At end of period (including accumulated undistributed net
    investment income of $10,672 and $176,158, respectively)                   $2,336,088          $2,518,750
                                                                               ==========          ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
CORE GROWTH FUND                                                          AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    12.33          $    10.00          $    12.99
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income (loss)(S)                                              $     1.24          $    (0.01)         $     1.50
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.93                2.34                1.35
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     5.17          $     2.33          $     2.85
                                                                               ----------          ----------          ----------

Less distributions declared to shareholders from net
  realized gain on investments                                                 $    (1.68)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    15.82          $    12.33          $    15.84
                                                                               ==========          ==========          ==========
Total return                                                                        45.22%              23.30%++            21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.45%               1.50%+              1.48%+
  Net investment income (loss)                                                       9.12%              (0.11)%+            14.08%+
Portfolio turnover                                                                  1,043%                204%              1,043%
Average commission rate                                                        $   0.0248          $   0.0411          $   0.0248
Net assets at end of period
 (000 omitted)                                                                 $    1,061          $      686          $    1,695

 *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
**  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     1.06          $    (0.18)         $     1.40
Ratios (to average net assets):
  Expenses##                                                                         2.82%               4.28%+              2.35%
  Net investment income (loss)                                                       7.75%              (2.34)%+            13.20%

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
EQUITY INCOME FUND                                                        AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.07          $    10.00          $    12.20
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.22          $     0.13          $     0.15
  Net realized and unrealized gain on investments and
    foreign currency transactions                                                    3.91                0.94                2.46
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     4.13          $     1.07          $     2.61
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -
  From net investment income                                                   $    (0.16)         $     --            $     --
  From net realized gain on investments                                             (0.22)               --                  --
                                                                               ----------          ----------          ----------
Total distributions declared to shareholders                                   $    (0.38)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    14.82          $    11.07          $    14.81
                                                                               ==========          ==========          ==========
Total return                                                                        38.05%              10.70%++            21.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%               1.50%+              1.50%+
  Net investment income                                                              1.75%               1.83%+              1.51%+
Portfolio turnover                                                                    118%                 56%                118%
Average commission rate                                                        $   0.0393          $   0.0331          $   0.0393
Net assets at end of
 period (000 omitted)                                                          $      510          $      477          $      964

  *  For the period from the commencement of the Fund's investment operations,  January 2, 1996, through August 31, 1996.
 **  For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #   Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had been waived by the Fund and/or if actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                                   $     0.02          $    (0.06)         $     0.03
Ratios (to average net assets):
  Expenses##                                                                         3.40%               4.67%+              2.67%+
  Net investment income (loss)                                                      (0.15)%             (0.78)%+             0.35%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED        PERIOD ENDED        PERIOD ENDED
SPECIAL OPPORTUNITIES FUND                                                AUGUST 31, 1997     AUGUST 31, 1996*    AUGUST 31, 1997**
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A                                 CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                          $    11.36          $    10.00          $    11.39
                                                                               ----------          ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.08          $     0.06          $     0.11
  Net realized and unrealized gain on investments
    and foreign currency transactions                                                3.35                1.30                2.14
                                                                               ----------          ----------          ----------
      Total from investment operations                                         $     3.43          $     1.36          $     2.25
                                                                               ----------          ----------          ----------
Less distributions declared to shareholders -

  From net investment income                                                   $    (0.04)         $     --            $     --
  From net realized gain on investments and
    foreign currency transactions                                                   (1.13)               --                  --
                                                                               ----------          ----------          ----------
      Total distributions declared to shareholders                             $    (1.17)         $     --            $     --
                                                                               ----------          ----------          ----------
Net asset value - end of period                                                $    13.62          $    11.36          $    13.64
                                                                               ==========          ==========          ==========
Total return                                                                        31.84%              13.60%++            19.75%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         0.74%               1.50%+              0.18%+
  Net investment income                                                              0.65%               0.78%+              1.26%+
Portfolio turnover                                                                    161%                108%                161%
Average commission rate                                                        $   0.0387          $   0.0361          $   0.0387
Net assets at end of period (000 omitted)                                      $    1,920          $    2,259          $    2,035

 *   For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
**   For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
 +   Annualized.
++   Not annualized.
 #   Per share data are based on average shares outstanding.
##   The Fund's expenses are calculated without reduction for fees paid indirectly. (S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income
     (loss) per share and ratios would have been:

Net investment income (loss)                                                   $    (0.06)         $    (0.01)         $     0.01
Ratios (to average net assets):
  Expenses##                                                                         1.92%               2.97%+              1.36%+
  Net investment income (loss)                                                      (0.53)%             (0.16)%+             0.08%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND                                                                  PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.02          $     0.02
  Net realized and unrealized gain on
    investments                                                                      1.75                1.75
                                                                               ----------          ----------
      Total from investment operations                                         $     1.77          $     1.77
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.77          $    11.77
                                                                               ==========          ==========
Total return                                                                        17.70%++            17.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              0.28%+              0.24%+
Portfolio turnover                                                                     32%                 32%
Average commission rate                                                        $   0.0427          $   0.0427
Net assets at end of period (000 omitted)                                      $      486          $      241

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The Investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income loss per share and the ratios would have been:

Net investment loss                                                            $    (0.26)         $    (0.23)
Ratios (to average net assets):
  Expenses##                                                                         5.04%+              4.54%+
  Net investment loss                                                               (3.25)%+            (2.80)%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations -
  Net investment income(S)                                                     $     0.25          $     0.26
  Net realized and unrealized gain on
    investments                                                                      1.23                1.21
                                                                               ----------          ----------
      Total from investment operations                                         $     1.48          $     1.47
                                                                               ----------          ----------
Net asset value - end of period                                                $    11.48          $    11.47
                                                                               ==========          ==========
Total return                                                                        14.70%++            14.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                              3.16%+              3.19%+
Portfolio turnover                                                                     76%                 76%
Average commission rate                                                        $   0.0453          $   0.0453
Net assets at end of period (000 omitted)                                      $      577          $       64

  *  For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)                                              $    (0.04)         $     --
Ratios (to average net assets):
  Expenses##                                                                         5.19%+              4.69%+
  Net investment income (loss)                                                      (0.53)%+             --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
NEW DISCOVERY FUND                                            PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.98          $     1.01
  Net realized and unrealized gain on
    investments                                                                      2.09                2.07
                                                                               ----------          ----------
      Total from investment operations                                         $     3.07          $     3.08
                                                                               ----------          ----------
Net asset value - end of period                                                $    13.07          $    13.08
                                                                               ==========          ==========
Total return                                                                        30.70%++            30.80%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                           1.50%+              1.50%+
  Net investment income                                                             12.41%+             12.65%+
Portfolio turnover                                                                    887%                887%
Average commission rate                                                        $   0.0250          $   0.0250
Net assets at end of period (000 omitted)                                      $      536          $    1,494

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)  The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.89          $     0.92
Ratios (to average net assets):
  Expenses##                                                                         3.10%+              2.52%+
  Net investment income                                                             10.81%+             11.63%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND                                                      PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A            CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.06          $     0.07
  Net realized and unrealized gain on
    investments                                                                      0.89                0.88
                                                                               ----------          ----------
      Total from investment operations                                         $     0.95          $     0.95
                                                                               ----------          ----------
Net asset value - end of period                                                $    10.95          $    10.95
                                                                               ==========          ==========
Total return                                                                         9.60%++             9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.68%+              1.68%+
  Net investment income                                                              0.71%+              0.85%+
Portfolio turnover                                                                    137%                137%
Average commission rate                                                        $   0.0198          $   0.0198
Net assets at end of period (000 omitted)                                      $    1,314          $    1,022

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the periods indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment loss                                                            $    (0.01)         $     --
Ratios (to average net assets):
  Expenses##                                                                         3.31%+              2.81%+
  Net investment loss                                                               (0.92)%+            (0.28)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------
SCIENCE AND TECHNOLOGY FUND                                                     PERIOD ENDED AUGUST 31, 1997*
-------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A             CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                          $    10.00          $    10.00
                                                                               ----------          ----------
Income from investment operations# -
  Net investment income(S)                                                     $     0.84          $     1.05
  Net realized and unrealized gain on
    investments and foreign currency transactions                                    1.69                1.48
                                                                               ----------          ----------
      Total from investment operations                                         $     2.53          $     2.53
                                                                               ----------          ----------
Net asset value - end of period                                                $    12.53          $    12.53
                                                                               ==========          ==========
Total return                                                                        25.30%++            25.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                         1.40%+              1.41%+
  Net investment income                                                             10.73%+             13.11%+
Portfolio turnover                                                                    792%                792%
Average commission rate                                                        $   0.0243          $   0.0243
Net assets at end of period (000 omitted)                                      $      882          $    1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. The investment adviser, distributor and shareholder servicing agent did not impose any of their fees for the period indicated. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                          $     0.73          $     0.98
Ratios (to average net assets):
  Expenses##                                                                         2.77%+              2.28%+
  Net investment income                                                              9.36%+             12.24%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Science and Technology Fund are diversified series of MFS Series Trust I (the Trust), and MFS Special Opportunities Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of each Fund's operations.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Written Options - Each Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, each Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by each Fund. Each Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of each Fund's management on the direction of interest rates.

Short Sales - The Special Opportunities Fund, the Convertible Securities Fund, the New Discovery Fund, and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which a Fund does not own with the intent of purchasing it later at a lower price. A Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which a Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended August 31, 1997, the following amounts were reclassified between accumulated undistributed net investment income and accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset value per share.

                                          BLUE         CONVERTIBLE              CORE              EQUITY
                                          CHIP          SECURITIES            GROWTH              INCOME
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                 $  (10)              $  (2)           $  112                $  8
Accumulated undistributed net
investment income (loss)                 $  10               $  2             $ (112)               $ (8)

                                           NEW            RESEARCH       SCIENCE AND             SPECIAL
                                     DISCOVERY        INTERNATIONAL       TECHNOLOGY        OPPORTUNITIES
INCREASE (DECREASE)                       FUND                FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------
Accumulated undistributed net
  realized gain (loss) on
  investments and foreign
  currency transactions                $  --              $  1,963            $ (134)             $  173
Accumulated undistributed net
investment income (loss)               $  --              $ (1,963)           $  134              $ (173)

At August 31, 1997, the Convertible Securities Fund, for federal income tax purposes, had a capital loss carryforward of $1,022 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2005.

Multiple Classes of Shares of Beneficial Interest - The Funds offer multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund, at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Equity Income Fund, the New Discovery Fund, the Science and Technology Fund, and the Special Opportunities Fund, and at an annual rate of 1.00% of average daily net assets for the Research International Fund. For the year ended August 31, 1997, the investment adviser did not impose any of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.50% of average daily net assets, except that the Research International Fund will pay a fee of 1.75%. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
           $9,844         $9,046      $  --           $8,413         $1,302          $  --           $  --             $  --

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of each Fund, all of whom receive remuneration for their services to each Fund from MFS. Certain officers and Trustees of each Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Effective March 1, 1997, the Funds have an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the year ended August 31, 1997.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by each Fund. Distribution and service fees under the Class A distribution plan are currently being waived.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. There were no contingent deferred sales charges imposed during the year ended August 31, 1997, on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of Class A shares at an effective annual rate of up to 0.15%. MFSC is currently waiving its fee for an indefinite period.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments                               $  801,689       $  916,065     $  17,817,514     $  1,735,832
                                          ==========       ==========     =============     ============
Sales
----------
Investments                               $  189,892       $  382,668     $  16,161,162     $  1,069,051
                                          ==========       ==========     =============     ============

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
----------------------------------------------------------------------------------------------------------
Purchases
----------
Investments (non-U.S. government
   securities)                         $  14,628,778     $  4,633,699     $  15,372,426     $  4,871,185
                                       =============     ============     =============     ============
Sales
----------
Investments (non-U.S. government
securities)                            $  13,012,489     $  2,561,525     $  13,452,258     $  4,574,155
                                       =============     ============     =============     ============

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                BLUE      CONVERTIBLE              CORE           EQUITY
                                                CHIP       SECURITIES            GROWTH           INCOME
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $    624,151       $  552,605      $  2,467,904       $1,245,767
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $     99,721       $   77,886      $    310,563       $  163,961
Gross unrealized depreciation                 (3,780)          (6,434)          (34,424)          (4,055)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation           $     95,941       $   71,452      $    276,139       $  159,906
                                        ============       ==========      ============       ==========

                                                 NEW         RESEARCH       SCIENCE AND          SPECIAL
                                           DISCOVERY    INTERNATIONAL        TECHNOLOGY    OPPORTUNITIES
                                                FUND             FUND              FUND             FUND
--------------------------------------------------------------------------------------------------------
Aggregate cost                          $  1,823,392       $2,379,678      $  2,151,232       $3,115,308
                                        ------------       ----------      ------------       ----------
Gross unrealized appreciation           $    215,761       $  128,745      $    427,647       $  687,707
Gross unrealized depreciation                (42,969)        (177,600)          (62,297)         (85,659)
                                        ------------       ----------      ------------       ----------
  Net unrealized appreciation
   (depreciation)                       $    172,792       $  (48,855)     $    365,350       $  602,048
                                        ============       ==========      ============       ==========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                                                        YEAR ENDED AUGUST 31, 1997
                      --------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                      --------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                46,967      $  474,750         50,444       $  504,497         59,769        $  808,314
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --                8,292           106,552
Shares reacquired          (5,651)        (56,185)          (178)          (1,847)       (56,691)         (726,457)
                           ------      ----------         ------       ----------         ------        ----------
  Net increase             41,316      $  418,565         50,266       $  502,650         11,370        $  188,409
                           ======      ==========         ======       ==========         ======        ==========

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                     ---------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**    RESEARCH INTERNATIONAL FUND**
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                28,321      $  354,214         46,587       $  483,036        145,874      $  1,462,123
Shares issued to
  shareholders in
  reinvestment of
  distributions             1,898          23,074        --              --              --               --
Shares reacquired         (38,910)       (473,850)        (5,579)         (56,315)       (25,934)         (255,253)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              (8,691)     $  (96,562)        41,008       $  426,721        119,940      $  1,206,870
                           ======      ==========         ======       ==========        =======      ============

Class A Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                               78,193       $  811,064         80,611        $  941,341
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --               21,566           241,330
Shares reacquired                                         (7,834)         (79,182)      (160,079)       (1,817,353)
                                                          ------       ----------        -------       -----------
  Net increase
   (decrease)                                             70,359       $  731,882        (57,902)      $  (634,682)
                                                          ======       ==========        =======       ===========

Class A Shares
                                                                                     PERIOD ENDED AUGUST 31, 1996*
                     ---------------------------------------------------------------------------------------------
                                 CORE GROWTH FUND              EQUITY INCOME FUND       SPECIAL OPPORTUNITIES FUND
                     ---------------------------------------------------------------------------------------------
                           SHARES          AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                56,000      $  605,756         44,072       $  449,397        198,828      $  2,038,964
Shares issued to
  shareholders in
  reinvestment of
  distributions           --              --             --              --              --               --
Shares reacquired            (338)         (4,083)          (947)         (10,110)            (1)              (14)
                           ------      ----------         ------       ----------        -------      ------------
  Net increase
   (decrease)              55,662      $  601,673         43,125       $  439,287        198,827      $  2,038,950
                           ======      ==========         ======       ==========        =======      ============

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                                 BLUE CHIP FUND**   CONVERTIBLE SECURITIES FUND**                 CORE GROWTH FUND
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 24,471     $  246,209          5,555        $  55,341        113,207      $  1,465,484
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired           (3,957)       (46,799)       --              --               (6,150)          (90,631)
                            ------     ----------          -----        ---------        -------      ------------
  Net increase              20,514     $  199,410          5,555        $  55,341        107,057      $  1,374,853
                            ======     ==========          =====        =========        =======      ============

 *For the period from the commencement of investment operations, January 2, 1996, through August 31, 1996.
**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                        ------------------------------------------------------------------------------------------
                               EQUITY INCOME FUND            NEW DISCOVERY FUND**     RESEARCH INTERNATIONAL FUND**
                        ------------------------------------------------------------------------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                 65,078     $  836,895        144,634     $  1,452,530        100,754      $  1,010,565
Shares issued to
  shareholders in
  reinvestment of
  distributions             --            --             --              --              --               --
Shares reacquired               (4)           (52)       (30,396)        (299,497)        (7,389)          (83,126)
                            ------     ----------        -------     ------------         ------        ----------
  Net increase              65,074     $  836,843        114,238     $  1,153,033         93,365        $  927,439
                            ======     ==========        =======     ============         ======        ==========

Class I Shares
                                                                                        YEAR ENDED AUGUST 31, 1997
                                                    --------------------------------------------------------------
                                                     SCIENCE AND TECHNOLOGY FUND**      SPECIAL OPPORTUNITIES FUND
                                                    --------------------------------------------------------------
                                                          SHARES           AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                              164,633     $  1,659,463        163,990      $  1,857,489
Shares issued to
  shareholders in
  reinvestment of
  distributions                                          --              --              --               --
Shares reacquired                                        (34,025)        (355,226)       (14,760)         (177,865)
                                                         -------     ------------        -------      ------------
  Net increase                                           130,608     $  1,304,237        149,230      $  1,679,624
                                                         =======     ============        =======      ============

**For the period from the commencement of investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
Each Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of each Fund's shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended August 31, 1997, were as follows:

            BLUE     CONVERTIBLE         CORE         EQUITY            NEW         RESEARCH     SCIENCE AND           SPECIAL
            CHIP      SECURITIES       GROWTH         INCOME      DISCOVERY    INTERNATIONAL      TECHNOLOGY     OPPORTUNITIES
            FUND            FUND         FUND           FUND           FUND             FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
               $6             $3           $3             $8             $2               $8              $1                $4

(7) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Research International Fund owned the following restricted securities (consisting of 1.53% of its net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF
FUND/DESCRIPTION                               ACQUISITION            SHARES              COST             VALUE
------------------------------------------------------------------------------------------------------------------
RESEARCH INTERNATIONAL FUND
  Bank Handlowy Warsza                             6/18/97               200           $ 2,162           $ 2,525
  Hong Leong Finance Ltd.                          1/15/96             3,000            11,940             5,855
  Jarvis Hotels                          6/21/96 - 7/02/96            10,900            30,014            27,378
                                                                                                         -------
                                                                                                         $35,758
                                                                                                         =======

(8) Financial Instruments
The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts for the Special Opportunities Fund amounted to a net receivable of $175 with Deutschebank at August 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund:

We have audited the accompanying statements of assets and liabilities of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund (the Funds) (eight of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments as of August 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund at August 31, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Core Growth Fund
MFS(R) Equity Income Fund
MFS(R) Special Opportunities Fund
MFS(R) Blue Chip Fund
MFS(R) Convertible SecuritiesFund
MFS(R) New Discovery Fund
MFS(R) Research InternationalFund
MFS(R) Science and Technology Fund

500 Boylston Street
Boston, MA02116-3741

[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                            INC-2  10/97   970

                                     PART C



ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            MFS MANAGED SECTORS FUND

            (a)   FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                     INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:

                         For the three years ended August 31, 1997, for the nine months ended August 31, 1994 and for the seven years ended November 30, 1993:

                              Financial Highlights

                     INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:

                            At August 31, 1997:
                            Portfolio of Investments*
                            Statement of Assets and Liabilities*

                         For the two years ended August 31, 1997:
                              Statement of Changes in Net Assets*

                         For the year ended August 31, 1997:
                            Statement of Operations*

            MFS CASH RESERVE FUND

            (a)   FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                     INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                         For the three years ended August 31, 1997, the nine months ended August 31, 1994 and for seven years ended November 30, 1993:
                              Financial Highlights

                     INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                         August 31, 1997:
                              Portfolio of Investments**
                              Statement of Assets and Liabilities**

                         For the two years ended August 31, 1997:
                              Statement of Changes in Net Assets**

                         For the year ended August 31, 1997:
                            Statement of Operations**

            MFS WORLD ASSET ALLOCATION FUND

            (a)   FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                     INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                         For the three years ended August 31, 1997 and the period from July 22, 1994 through August 31, 1994:
                              Financial Highlights

                     INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:

                         At August 31, 1997:
                              Portfolio of Investments***
                              Statement of Assets and Liabilities***

                         For the years ended August 31, 1997 and August 31,1996:
                              Statement of Changes in Net Assets***

                         For the year ended August 31, 1997:
                              Statement of Operations***

            MFS CORE GROWTH FUND, MFS EQUITY INCOME FUND, MFS SPECIAL OPPORTUNITIES FUND, MFS BLUE CHIP FUND, MFS NEW DISCOVERY FUND, MFS CONVERTIBLE SECURITIES FUND, MFS RESEARCH INTERNATIONAL FUND AND MFS SCIENCE AND TECHNOLOGY FUND

            (a)   FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                     INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:

                         For the year ended August 31, 1997 and the period ended August 31, 1996 for MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund, and

                         For the period ended August 31, 1997 for MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund and MFS Research International Fund:
                              Financial Highlights

                     INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                         August 31, 1997:
                              Portfolio of Investments****
                              Statement of Assets and Liabilities****

                         For the year ended August 31, 1997 and the period ended August 31, 1996 for MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund, and

                         For the period ended August 31, 1997 for MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund and MFS Research International Fund:
                              Statement of Changes in Net Assets****

                         For the year ended August 31, 1997:
                              Statement of Operations****

            MFS STRATEGIC GROWTH FUND

            (a)   FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                     INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:

                         For the year ended August 31, 1997 and the period ended August 31, 1996:
                              Financial Highlights

                     INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:

                         At August 31, 1997:
                              Portfolio of Investments*****
                              Statement of Assets and Liabilities*****

                         For the year ended August 31, 1997 and the period ended August 31, 1996:
                              Statement of Changes in Net Assets*****

                         For the year ended August 31, 1997:
                              Statement of Operations*****

            MFS RESEARCH GROWTH AND INCOME FUND

            (a)   FINANCIAL STATEMENTS INCLUDED IN PARTS A AND B:

                     INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:

                         For the year ended August 31, 1997 and the period ended August 31, 1996:
                              Financial Highlights

                     INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                         August 31, 1997:
                              Portfolio of Investments******
                              Statement of Assets and Liabilities******

                         For the year ended August 31, 1997 and the period ended August 31, 1996:
                              Statement of Changes in Net Assets******

                         For the year ended August 31, 1997:
                              Statement of Operations******

* Incorporated by reference to the MFS Managed Sectors Fund's Annual Report to Shareholders dated August 31, 1997, filed with the SEC on October 29, 1997.
** Incorporated by reference to the MFS Cash Reserve Fund's Annual Report to Shareholders dated August 31, 1997, filed with the SEC on October 27, 1997.
*** Incorporated by reference to the MFS World Asset Allocation Fund's Annual Report to shareholders dated August 31, 1997, filed with the SEC on October 29, 1997.
**** Incorporated by reference to the Annual Report to Shareholders dated August 31, 1997 for MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund, filed with the SEC on October 30, 1997.
***** Incorporated by reference to the Annual Report to Shareholders dated
      August 31, 1997 for MFS Strategic Growth Fund, filed with the SEC on October 29, 1997.
******Incorporated by reference to the Annual Report to Shareholders dated
      August 31, 1997 for MFS Research Growth and Income Fund, filed with the SEC on October 27, 1997.


            (b)   EXHIBITS:


                   1 (a) Amended and Restated Declaration of Trust, dated
                         January 6, 1995.  (4)

                     (b) Amendment to Declaration of Trust, dated October 12,
                         1995.  (5)

                     (c) Amendment to Declaration of Trust, dated February
                         21, 1996.  (6)

                     (d) Amendment to Declaration of Trust, dated June 12,
                         1996.  (7)

                     (e) Amendment to Declaration of Trust, dated October 9,
                         1996.  (8)

                     (f) Amendment to Declaration of Trust, dated December
                         19, 1996 to redesignate Class P Shares as Class I Shares. (12)

                     (g) Amendment to Declaration of Trust, dated April 9,
                         1997 to redesignate MFS Aggressive Growth Fund as MFS Strategic Growth Fund. (12)

                   2     Amended and Restated By-Laws dated December 14, 1994.
                         (4)


                   3     Not Applicable.


                   4     Form of Share Certificate for Classes of shares. (7)



                   5 (a) Investment Advisory Agreement for MFS(R) Cash
                         Reserve Fund, dated September 1, 1993. (5)



                     (b) Investment Advisory Agreement for MFS(R) Managed
                         Sectors Fund, dated September 1, 1993.  (5)



                     (c) Investment Advisory Agreement for MFS(R) World Asset
                         Allocation Fund, dated June 2, 1994.  (5)



                     (d) Investment Advisory Agreement for MFS(R) Equity Income
                         Fund, dated January 2, 1996. (6)



                     (e) Amendment to Investment Advisory Agreement for MFS(R)
                         Research Growth and Income Fund, dated January 2, 1997. (12)



                     (f) Investment Advisory Agreement for MFS(R) Core Growth
                         Fund, dated January 2, 1996. (6)



                     (g) Investment Advisory Agreement for MFS(R) Aggressive
                         Growth Fund, dated January 2, 1996.  (6)



                     (h) Investment Advisory Agreement for MFS(R) Special
                         Opportunities Fund, dated January 2, 1996.  (6)



                     (i) Investment Advisory Agreement for MFS(R) Convertible
                         Securities Fund, dated January 2, 1997.  (12)



                     (j) Investment Advisory Agreement for MFS(R) Blue Chip
                        Fund, dated January 2, 1997. (12)



                     (k) Investment Advisory Agreement for MFS(R) New Discovery
                         Fund, dated October 30, 1997; filed herewith.



                     (l) Investment Advisory Agreement for MFS(R) Science and
                         Technology Fund, dated January 2, 1997.  (12)



                     (m) Investment Advisory Agreement for MFS(R) Research
                         International Fund, dated January 2, 1997.  (12)

                   6 (a) Distribution Agreement, dated January 1, 1995.  (4)



                     (b) Dealer Agreement between MFS Fund Distributors,
                         Inc., ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (10)



                   7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (5)



                   8 (a) Custodian Agreement, dated January 28, 1988.  (5)



                     (b) Amendment No. 1 to the Custodian Agreement, dated
                         February 29, 1988 and October 1, 1989,
                         respectively.  (5)



                     (c) Amendment No. 2 to the Custodian Agreement, dated
                         October 9, 1991.  (5)



                   9 (a) Shareholder Servicing Agent Agreement, dated
                         September 10, 1986.  (5)



                     (b) Amendment to Shareholder Servicing Agent Agreement
                         to amend fee schedule, dated January 1, 1997.  (12)



                     (c) Exchange Privilege Agreement, dated July 30, 1997.
                         (13)



                     (d) Loan Agreement by and among the Banks named therein,
                         the MFS Borrowers and The First National Bank of Boston dated as of February 21, 1995. (2)



                     (e) Third Amendment dated February 14, 1997 to Loan
                         Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (12)



                     (f) Dividend Disbursing Agent Agreement dated September
                         10, 1986.  (5)



                     (g) Master Administrative Services Agreement dated March
                         1, 1997.  (9)



                  10 Consent and Opinion of Counsel, dated December 22, 1997; filed herewith.

                  11 (a) Auditor's Consent Letter for Deloitte & Touche LLP
                         regarding MFS Managed Sectors Fund and MFS Cash Reserve Fund; filed herewith.



                     (b) Auditor's Consent Letter for Ernst & Young LLP
                         regarding MFS World Asset Allocation Fund; filed herewith.



                     (c) Auditor's Consent Letter for Ernst & Young LLP
                         regarding MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Science and Technology Fund; filed herewith.



                     (d) Auditor's Consent Letter for Ernst & Young LLP
                         regarding MFS Research Growth and Income Fund; filed herewith.



                     (e) Auditor's Consent Letter for Ernst & Young LLP
                         regarding MFS Strategic Growth Fund; filed herewith.


                  12     Not Applicable.

                  13     Not Applicable.


                  14 (a) Forms for Individual Retirement Account Disclosure
                         Statement as currently in effect.  (3)



                     (b) Forms for MFS 403(b) Custodial Account Agreement as
                         currently in effect.  (3)



                     (c) Forms for MFS Prototype Paired Defined Contribution
                         Plans as Trust Agreement as currently in effect.  (3)



                  15 (a) Master Distribution Plan pursuant to Rule 12b-1
                         under the Investment Company Act of 1940 effective January 1, 1997. (11)



                     (b) Exhibits as revised December 10, 1997 to Master
                         Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in
                         Exhibit 15(a) above; filed herewith.


                  16 Schedule for Computation of Performance Quotations - Yield Calculation, Average Annual and Aggregate Total Return and Current Distribution Rate. (1)

                  17     Financial Data Schedules; filed herewith.



                  18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (7)



                  Power of Attorney, dated August 11, 1994.  (5)


(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.


(3) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.



(4) Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995.



(5) Incorporated by reference to the Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.



(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed with the SEC via EDGAR on March 29, 1996.



(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.



(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed with the SEC via EDGAR on October 15, 1996.



(9) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.



(10)Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.



(11)Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on April 29, 1997.



(12)Incorporated by reference to the Registrant's Post-Effective Amendment No. 28 filed with the SEC on June 26, 1997.



(13)Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC on October 29, 1997.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Not applicable.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

            FOR MFS MANAGED SECTORS FUND

                        (1)                                     (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest             21,549
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest             13,039
                  (without par value)                 (as of November 30, 1997)

            Class I Shares of Beneficial Interest                  2
                  (without par value)                 (as of November 30, 1997)


            FOR MFS CASH RESERVE FUND

                        (1)                                     (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest              4,843
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest             25,319
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest              1,112
                  (without par value)                 (as of November 30, 1997)


            FOR MFS WORLD ASSET ALLOCATION FUND

                        (1)                                     (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest              7,956
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest             10,602
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest              2,113
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  3
                  (without par value)                 (as of November 30, 1997)


            FOR MFS EQUITY INCOME FUND

                        (1)                                     (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                 33
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                 39
                  (without par value)                 (as of November 30, 1997)

            Class C Shares of Beneficial Interest                  9
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  3
                  (without par value)                 (as of November 30,1997)


            FOR MFS RESEARCH GROWTH AND INCOME FUND

                        (1)                                 (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest              2,981
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest              4,390
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest                557
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  3
                  (without par value)                 (as of November 30, 1997)


            FOR MFS CORE GROWTH FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                 41
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30,1997)



            Class I Shares of Beneficial Interest                  3
                  (without par value)                 (as of November 30, 1997)

            FOR MFS STRATEGIC GROWTH FUND


                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest              3,830
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest              4,060
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest             37,927
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  6
                  (without par value)                 (as of November 30, 1997)


            FOR MFS SPECIAL OPPORTUNITIES FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                 28
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  3
                  (without par value)                 (as of November 30, 1997)


            MFS(R) CONVERTIBLE SECURITIES FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                  8
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)

            Class C Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  4
                  (without par value)                 (as of November 30, 1997)


            MFS(R) BLUE CHIP FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                 23
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997



            Class C Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  4
                  (without par value)                 (as of November 30, 1997)


            MFS(R) NEW DISCOVERY FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                937
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                846
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest                170
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  4
                  (without par value)                 (as of November 30, 1997)

            MFS(R) SCIENCE AND TECHNOLOGY FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                 39
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  4
                  (without par value)                 (as of November 30, 1997)


            MFS(R) RESEARCH INTERNATIONAL FUND

                        (1)                                       (2)
                  TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Class A Shares of Beneficial Interest                 45
                  (without par value)                 (as of November 30, 1997)



            Class B Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class C Shares of Beneficial Interest                  0
                  (without par value)                 (as of November 30, 1997)



            Class I Shares of Beneficial Interest                  4
                  (without par value)                 (as of November 30, 1997)


ITEM 27.    INDEMNIFICATION

            Reference is hereby made to (a) Article V of the Trust's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995 and (b) Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income
Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth
Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.



            MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.



            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust

(the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.



            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.



            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.



            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.



            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.



            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.



            Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).



            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

            MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.



            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.



            MFS



            The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert
T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.



            MASSACHUSETTS INVESTORS TRUST
            MASSACHUSETTS INVESTORS GROWTH STOCK FUND
            MFS GROWTH OPPORTUNITIES FUND
            MFS GOVERNMENT SECURITIES FUND
            MFS SERIES TRUST I
            MFS SERIES TRUST V
            MFS SERIES TRUST VI
            MFS SERIES TRUST X
            MFS GOVERNMENT LIMITED MATURITY FUND



            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.



            MFS SERIES TRUST II



            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS GOVERNMENT MARKETS INCOME TRUST
            MFS INTERMEDIATE INCOME TRUST



            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SERIES TRUST III



            A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SERIES TRUST IV
            MFS SERIES TRUST IX



            A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SERIES TRUST VII



            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SERIES TRUST VIII



            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS MUNICIPAL SERIES TRUST



            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice

Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS VARIABLE INSURANCE TRUST
            MFS UNION STANDARD TRUST
            MFS INSTITUTIONAL TRUST



            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS MUNICIPAL INCOME TRUST



            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS MULTIMARKET INCOME TRUST
            MFS CHARTER INCOME TRUST



            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS SPECIAL VALUE TRUST



            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS/SUN LIFE SERIES TRUST



            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MONEY MARKET VARIABLE ACCOUNT
            HIGH YIELD VARIABLE ACCOUNT
            CAPITAL APPRECIATION VARIABLE ACCOUNT
            GOVERNMENT SECURITIES VARIABLE ACCOUNT
            TOTAL RETURN VARIABLE ACCOUNT
            WORLD GOVERNMENTS VARIABLE ACCOUNT
            MANAGED SECTORS VARIABLE ACCOUNT



            John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.



            MIL



            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.



            MIL-UK



            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert
T. Burns is the Assistant Secretary.



            MIL FUNDS



            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.



            MFS MERIDIAN FUNDS



            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.



            MFD



            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President,

Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.



            CIAI



            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.



            MFSC



            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.



            MFSI



            A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.



            RSI



            William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.



            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:



            A. Keith Brodkin            Director, Sun Life Assurance Company of
                                        Canada (U.S.), One Sun Life Executive
                                        Park, Wellesley Hills, Massachusetts
                                        Director, Sun Life Insurance and Annuity
                                        Company of New York, 67 Broad Street,
                                        New York, New York

            Donald A. Stewart           President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West, Toronto,
                                        Ontario, Canada (Mr. Stewart is also an
                                        officer and/or Director of various
                                        subsidiaries and affiliates of Sun Life)



            John D. McNeil              Chairman, Sun Life Assurance Company of
                                        Canada, Sun Life Centre, 150 King
                                        Street West, Toronto, Ontario, Canada
                                        (Mr. McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)



            Joseph W. Dello Russo       Director of Mutual Fund Operations, The
                                        Boston Company, Exchange Place, Boston,
                                        Massachusetts (until August, 1994)


ITEM 29.    DISTRIBUTORS

            (a)  Reference is hereby made to Item 28 above.

            (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

            (c)  Not Applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                              ADDRESS

            Massachusetts Financial Services       500 Boylston Street
               Company (investment adviser)        Boston, MA  02116

            MFS Fund Distributors, Inc.            500 Boylston Street
               (distributor)                       Boston, MA  02116

            State Street Bank and Trust Company    State Street South
               (custodian)                         5-West
                                                   North Quincy, MA  02171

            Investors Bank & Trust Company         89 South Street
               (custodian)                         Boston, MA  02111

            MFS Service Center, Inc.               500 Boylston Street
               (transfer agent)                    Boston, MA  02116

ITEM 31.    MANAGEMENT SERVICES

            Not applicable.

ITEM 32.    UNDERTAKINGS

            (a)  Not applicable.


            (b)  Not applicable.


            (c) The registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to Shareholders upon request and without a charge.

            (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of December 1997.

                                          MFS SERIES TRUST I


                                          By:   JAMES R. BORDEWICK, JR.
                                          Name: James R. Bordewick, Jr.
                                          Title:Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on December 23, 1997.


         SIGNATURE                                  TITLE
         ---------                                  -----


/s/ A. KEITH BRODKIN*                     Chairman, President (Principal
---------------------------               Executive Officer) and Trustee
A. Keith Brodkin


/s/ W. THOMAS LONDON*                     Treasurer (Principal Financial Officer
---------------------------               and Principal Accounting Officer)
W. Thomas London


/s/ RICHARD B. BAILEY*                    Trustee
---------------------------
Richard B. Bailey


/s/ MARSHALL N. COHAN*                    Trustee
---------------------------
Marshall N. Cohan


/s/ LAWRENCE H. COHN, M.D.*               Trustee
---------------------------
Lawrence H. Cohn, M.D.

/s/ SIR J. DAVID GIBBONS*                 Trustee
-----------------------------
Sir J. David Gibbons


/s/ ABBY M. O'NEILL*                      Trustee
-----------------------------
Abby M. O'Neill


/s/ WALTER E. ROBB, III*                  Trustee
-----------------------------
Walter E. Robb, III


/s/ ARNOLD D. SCOTT*                      Trustee
-----------------------------
Arnold D. Scott


/s/ JEFFREY L. SHAMES*                    Trustee
-----------------------------
Jeffrey L. Shames


/s/ J. DALE SHERRATT*                     Trustee
------------------------------
J. Dale Sherratt


/s/ WARD SMITH*                           Trustee
-------------------------
Ward Smith


                                       *By:  JAMES R. BORDEWICK, JR.
                                       Name: James R. Bordewick, Jr.
                                               as Attorney-in-fact

                                       Executed by James R. Bordewick, Jr.
                                       on behalf of those indicated pursuant to a Power of Attorney dated
                                       August 11, 1994, incorporated by
                                       reference to Registrant's Post-Effective
                                       Amendment No. 21 filed with the SEC
                                       via EDGAR on October 17, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                             PAGE NO.
-----------                   ----------------------                             --------
    5    (k)         Investment Advisory Agreement for MFS(R) New
                       Discovery Fund, dated October 30, 1997.

   10                Consent and Opinion of Counsel, dated
                       December 22, 1997.

   11    (a)         Auditor's Consent Letter for Deloitte & Touche LLP
                       regarding MFS Managed Sectors Fund and MFS Cash
                       Reserve Fund.

         (b)         Auditor's Consent Letter for Ernst & Young LLP
                       regarding MFS World Asset Allocation Fund.

         (c)         Auditor's Consent Letter for Ernst & Young LLP regarding
                       MFS Core Growth Fund, MFS Equity Income Fund, MFS Special
                       Opportunities Fund, MFS Blue Chip Fund, MFS Convertible
                       Securities Fund, MFS New Discovery Fund, MFS Research
                       International Fund and MFS Science and Technology Fund.

         (d)         Auditor's Consent Letter for Ernst & Young LLP
                       regarding MFS Research Growth and Income Fund.

         (e)         Auditor's Consent Letter for Ernst & Young LLP
                       regarding MFS Strategic Growth Fund.

   15    (b)         Exhibits as revised December 10, 1997 to
                       Master Distribution Plan pursuant to Rule 12b-1
                       under the Investment Company Act of 1940.

   17                Financial Data Schedules.